UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and General Counsel of Pacific Select Fund
Pacific Life Fund Advisors LLC
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq
Dechert LLP
90 State House Square
Hartford, CT 06103

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008–December 31, 2008

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2008

Annual
Report

Pacific Select Fund

     The 2008 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds Growth-Income and American Funds Growth Portfolios of the Pacific Select Fund (“PSF”). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the PSF Annual Report included herein.

PACIFIC SELECT FUND
Dear Shareholders:
     We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 2008. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries.
     Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Fund and supervises the management of all of the Fund’s portfolios. PLFA also does business under the name “Pacific Asset Management” and manages the Money Market and High Yield Bond Portfolios under that name. For the other portfolios, with the exception of the American Funds® Growth-Income Portfolio and the American Funds® Growth Portfolio, the adviser has retained other firms to serve as portfolio managers under its supervision. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio (the master-feeder portfolios) each invests all of their assets in a master fund; and therefore, the adviser has not retained other portfolio managers to manage assets of these portfolios. The portfolios and the portfolio managers as of December 31, 2008 are listed below:

Portfolio Manager	Portfolio
Fred Alger Management, Inc. (Alger)	Small-Cap Growth
AllianceBernstein L.P. (AllianceBernstein)	International Value
Analytic Investors, LLC (Analytic Investors) J.P. Morgan Investment Management, Inc. (JP Morgan)	Long/Short Large-Cap
Batterymarch Financial Management, Inc. (Batterymarch)	International Small-Cap
BlackRock Investment Management, LLC (BlackRock)	Equity Index Small-Cap Index
Capital Guardian Trust Company (Capital Guardian)	Diversified Research Equity
Capital Research and Management Company (Capital Research) - adviser to the Master Growth-Income and Growth Funds	American Funds® Growth-Income American Funds® Growth
ClearBridge Advisors, LLC (ClearBridge)	Large-Cap Value
Columbia Management Advisors, LLC (Columbia)	Technology
Goldman Sachs Asset Management, L.P. (Goldman Sachs)	Short Duration Bond
Highland Capital Management, L.P. (Highland Capital)	Floating Rate Loan
J.P. Morgan Investment Management, Inc. (JP Morgan)	Diversified Bond
Janus Capital Management LLC (Janus)	Growth LT Focused 30
Jennison Associates LLC (Jennison)	Health Sciences
Lazard Asset Management LLC (Lazard)	Mid-Cap Equity (formerly called Mid-Cap Value)
Loomis, Sayles & Company, L.P. (Loomis Sayles)	Large-Cap Growth
MFS Investment Management (MFS)	International Large-Cap
NFJ Investment Group L.P. (NFJ)	Small-Cap Value
OppenheimerFunds, Inc. (Oppenheimer)	Multi-Strategy Main Street® Core Emerging Markets
Pacific Asset Management	Money Market High Yield Bond
Pacific Investment Management Company LLC (PIMCO)	Managed Bond Inflation Managed
Van Kampen	Comstock Mid-Cap Growth Real Estate
Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)	Small-Cap Equity

     Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.
     We appreciate your confidence in the Fund and look forward to serving your financial needs in the years to come.
Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board and Chief Executive Officer	President
Pacific Select Fund	Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

     This report and financial statements contained herein are provided for the general information of investors with beneficial interests in the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost.
     The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield (Money Market Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.
     This report shows you the performance of the Fund’s portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.
     The following market commentaries are written by the portfolio managers and as such, are based on their opinions of how their portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the managers as of this date of this report. Any such views are subject to change at any time based upon market or other conditions, and the Fund, its adviser and the managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager. The portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current Prospectus and Statement of Additional Information.
Small-Cap Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Small-Cap Growth Portfolio returned -47.11%, compared to a -38.54% return for its benchmark, the Russell 2000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the past twelve months, the S&P 500 Index was down 37.00% while the Dow Jones Industrial Average (DJIA) was down by 31.93%. The latest information from the World Bank (obtained in early 2009) predicted that global growth for 2008 will have fallen to about 2.50% in 2008 from about 3.50% for 2007 (higher according to some measures and definitely higher in vital markets such as China). Inflation fell to 1.07% in November 2008, down from 3.66% in October 2008 and 4.31% in November 2007. The Federal Reserve (Fed) cut short-term rates from 1.00% to a range of 0.25% to 0.00% and the yield on the ten year Treasury bond fell from 4.07% in December 2007 to 2.21% in December 2008, dropping below 3% for the first time ever. 2008 holiday sales declined more than expected. For the last two months of the period, sales declined 2.80% from the same period a year earlier,
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
according to the National Retail Federation. With the S&P 500 Index, the market bottomed out at a panic-driven 740 points in November and has since rallied 26% to about 933 points in the beginning of 2009. Finally, energy and raw materials prices shot to unprecedented levels, with oil reaching nearly $150 a barrel and settling down around $40 toward the end of the year.
     During the past year, our investment philosophy and process remained unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing positive dynamic change. Although Alger’s growth-stock philosophy stayed true, growth stocks suffered the most from the panic-driven indiscriminate selling in the marketplace; this hurt the portfolio’s performance as small-capitalization growth stocks, as measured by its benchmark underperformed small-capitalization value stocks, as measured by the Russell 2000 Value Index. During the period, the largest portfolio weightings were in the information technology and health care sectors. The largest overweight sector in the portfolio for the period was in information technology. The largest sector that was underweight for the period was in the industrials sector. The portfolio’s outperformance in the industrials and materials sectors was the most important contributor to its performance. Sectors that detracted from the performance of the portfolio included information technology, health care and energy.
     Among the most important relative contributors to the portfolio’s performance were AECOM Technology Corp., Darden Restaurants, Inc., Thoratec Corp., Optimer Pharmaceuticals, Inc., and Gentiva Health Services, Inc. Conversely, detracting from overall results on a relative basis were Tenet Healthcare Corp., BE Aerospace, Inc., Petrobank Energy & Resources Ltd., Affiliated Managers Group, Inc. and Life Time Fitness, Inc. As of December 31, 2008, the portfolio remained well diversified, consisting of investments in 104 equity securities across 38 industries. The top five industries were: health care equipment & supplies, software, biotechnology, commercial services & supplies and internet software & services.
     Every New Year brings what is perceived as a fresh start. And possibly no year in recent memory will have welcomed a fresh start more than 2009. Eager to shake off the financial, housing, and credit crises that plagued 2008, pundits look toward 2009 as a time of recovery; it may not come soon but eventually we expect it will come. Many predict the middle of the year for when we will begin to see some kind of turnaround and an end to the current recession. From where we stand today, we believe that the hangover from the dramatic events of 2008 will continue to linger for some time. As we prepare for fourth quarter 2008 earnings reports, we are not expecting good news. This is primarily because the negative news, which began in earnest last summer 2008, is still slowly working its way through the economy. Later stage events of 2008 such as rising unemployment have yet to fully play out with the possibility that unemployment could rise above 9%. However, the stock market is a discounting machine and typically recovers six months or so before the economy. Therefore, while in the near term we expect weak earnings guidance, we believe that there is a very real chance that year-over-year earnings comparisons will begin to bottom out in the second half of the year. We believe that this stabilization in earnings may lead to conditions where stocks go up on bad earnings news, thus signaling a potential market bottom. We are confident now, as in past bear markets, our discipline will allow us to fully participate in the upside of growth stocks when the markets once again reward high-quality, high-growth companies.
International Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the International Value Portfolio returned -47.78%, compared to a -43.38% return for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Equity markets around the world collapsed in 2008, recording one of their worst ever years, as turmoil in the financial system threatened to plunge the global economy into a deep and prolonged recession. The MSCI World Index fell 41%, including a decline of 22% in the fourth quarter. All sectors of the market were down over the fourth quarter and the year, led by financials and consumer cyclicals. In this environment, defensive sectors, such as consumer staples and health care, held up relatively better.
     For the year ended December 31, 2008, the portfolio underperformed the benchmark. The stocks in the portfolio are often characterized by uncertainty over the near-term prospects, and we, at AllianceBernstein, believe that they tend to outperform in the long run. In periods of heightened
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
risk aversion, the portfolio’s financials sector holdings detracted from the portfolio’s performance the most. While our analysis of financial companies was extremely detailed, it focused on their ability to absorb severe credit losses. We clearly underestimated the impact of an extended period of risk aversion and its effects on the liquidity of credit markets; nor did we foresee how regulators and ratings agencies would react to these conditions. Prominent detractors for the reporting period included HBOS P.L.C., Fortis Bank A.S. and The Royal Bank of Scotland Group P.L.C. Automakers Renault S.A. and Nissan Motor Co. Ltd. also hurt the portfolio’s performance. The automobile industry as a whole was suffering from falling demand, and Nissan has the added burden of a rapidly appreciating Japanese yen (yen). But our research suggests that Nissan and Renault, which owns a 44% stake in Nissan, are well positioned to benefit from the inevitable recovery in auto sales.
     Contributors to the portfolio’s performance during the year included insurers Munich Re and Catlin Group Ltd. Also contributing to the portfolio’s performance was a position in an American Depositary Receipt (ADR) of a public grocery chain, Koninklijke Ahold N.V. Our research and experience as value managers have taught us to keep portfolio risk proportionate with the value opportunity we identify. After a lengthy period of compression, valuation spreads have widened. Our strategy is to select investments for the portfolio using our fundamental research to identify companies whose long-term earnings power, we believe is not reflected in the current market, and therefore, undervalued. We continue to take advantage of investor overreaction to economic and industrial stresses, using our deep research capabilities to look for investment opportunities arising from current market volatility.
Long/Short Large-Cap Portfolio
Q. How did the portfolio perform over the period ended December 31, 2008?
A. This portfolio commenced operations on May 1, 2008 and is co-managed by Analytic Investors and JP Morgan. For the period since inception through December 31, 2008, the Long/Short Large-Cap Portfolio returned -33.98%, compared to a -33.66% return for its benchmark, the S&P 500 Index. Due to current market conditions which caused increased costs of executing short sales, borrowing securities and financing short positions as of December 1, 2008, the managers stopped engaging in, and do not expect to resume, short selling of securities and maintaining long positions in excess of 100% of the portfolio’s net assets over the next several months of 2009. This approach may change by each manager (individually) at any time as market conditions change.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The following discussions are from both co-managers, Analytic Investors and JP Morgan, respectively.
Analytic Investors:
     Sullied by the credit crisis and dismal economic outlook, the stock market closed out the worst year since 1931 (the U.S. Great Depression), posting a 37.00% decline as measured by the S&P 500 Index. Investor behavior observed during the first months of the period was quite consistent with trailing periods. As a result, Analytic Investors’ equity investment process was effective, boosted primarily by an emphasis on companies with attractive valuation characteristics. As the nature of the market changed in the middle of July, we saw a complete reversal of trends and a complete lack of persistency through the rest of the period. The failure of some of the world’s largest financial institutions weighed heavily on the stock market, as investors held out hope for a rescue plan. The defeat of the Emergency Economic Stabilization Act of 2008 in the House of Representatives at the end of the period sparked a sharp drop in the market, erasing more than $1 trillion in equity market value. The steep one-day decline obliterated stock returns for the period. During the fourth quarter of the period, historic aberrations in the stock market continued with the greatest number of +/- 4% daily moves on record, one of the biggest monthly drops ever and with the largest uncovered ‘Ponzi’ scheme in history. As persistency waned, it was difficult to add value. One of the major factors that detracted from the market’s performance was price momentum which was performing positively during the beginning of 2008, until it hit a complete reversal on July 16, 2008 (the day the SEC placed a restriction of short selling on certain securities as large institutions announced bankruptcies). The negative contribution was seen uniformly across all regions and universes and across all sectors.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Analytic Investors’ process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer and believes that portfolios that reflect these biases will add value in the long run. Investor behavior observed during the first six months of 2008 was quite consistent with that seen over recent years. Thematically, economic uncertainty ruled the second half of 2008, as investor sentiment swung between optimism and pessimism. In this crisis-like atmosphere, dispersion rallied and persistence waned. As a result, Analytic Investors’ investment process was ineffective, hindered primarily by an emphasis on companies with attractive characteristics such as price momentum, as these companies generally performed well throughout the first half of the year but were penalized severely during the second half of the period. The lack of emphasis on high dividend yielding companies also detracted from the portfolio’s performance, as these companies generally performed poorly throughout the first half of the year but were rewarded during the second half of the period. However, Analytic Investors’ emphasis on companies with attractive earnings-to-price and cash flow-to-price ratios helped the portfolio’s performance as investors rewarded these characteristics. The portfolio avoided companies with above-average leverage and trading volume which helped during the period as investors penalized these characteristics. The portfolio also avoided companies with strong profit margins which hindered performance as investors rewarded this quality measure.
     The portfolio’s top equity performers were short positions in Ambac Financial Group, Inc. (an American holding company), Central European Media Enterprises Ltd. (a Bermuda-based company that specializes in broadcast operations in Central and Eastern Europe) and American International Group, Inc., (a major American insurance corporation). Long positions in Sun Microsystems, Inc. (a multinational vendor of computer and information technology services) and Reliant Energy, Inc. (a non-utility, retail and wholesale electricity provider), and a short position in Continental Resources, Inc. (an independent oil and natural gas exploration and production company) were the worst performing stocks and detracted from the portfolio’s performance.
     Analytic Investors is dedicated to a strategy that is objective and thorough in terms of its analytical capability, but is also flexible and adaptable. This “disciplined adaptability” is achieved by (1) a process that “listens to the market” and capitalizes on the complex, time-varying nature of investor preferences over market cycles and by (2) the continual monitoring and research conducted by Analytic Investors’ investment professionals. Our process is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. An emphasis on companies with positive asset utilization and above average historical earnings to price ratios contributed positively to performance as these factors were rewarded by investors during the year. However, positive tilts toward companies with above-average price momentum and high five month returns detracted from overall performance, as these characteristics were penalized by investors over the period. A de-emphasis on companies with attractive financial leverage, and those companies with high trading volume contributed positively to performance as investors penalized these measures during the period, while negative tilts on companies with attractive profit margins and high dividend yielding companies detracted from performance, as these characteristics were rewarded by investors during the year. We continue to emphasize stocks with attractive historical earnings-to-price and cash flow-to-price ratios and companies with strong interest coverage and above average asset utilization. Finally, we continue to de-emphasize companies with above average financial leverage and trading volume, in addition to those with above-average analyst dispersion.
JP Morgan
     In retrospect, 2008 likely will be remembered as one of the worst years for U.S. equity markets, with the S&P 500 Index down 37.00% and small-capitalization stocks, as represented by the Russell 2000 Index, were down by approximately 34%. Much has been written about the crisis of confidence that unfolded during the year ended December 31, 2008 as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financials sector bore the brunt of the market’s collapse, down a staggering 55% for the twelve month period ended December 31, 2008. However, in the second half of the year, the crisis spread to the broader market. Energy and materials stocks, trading at record levels just weeks before, were aggressively sold off early in the third quarter in anticipation of a sharp decrease in demand. Likewise, sectors that had held up relatively well due to their exposure to stronger non- U.S. economies began to feel the pain. Technology stocks, once heralded for their exposure to Europe and Asia, dropped as investors began to fear a more global and severe economic slowdown. What began as a financial-led downturn, evolved into a far-reaching bear market. This deterioration in equity markets accelerated in the fourth quarter, which proved to be the year’s worst quarter by far, almost entirely driven by October’s tumult. That month alone accounted for about half of the year’s decline. October began with a vicious sell-off coupled with an extreme rise in volatility, as the effects of the Lehman Brothers Holdings, Inc. bankruptcy instilled fear in investors. Three of the eight largest one-day moves in the market since 1929 occurred during that one month (although ironically, two of the three moves were to the upside). Once again, the story was the financials sector, down over 37% during the fourth quarter. In response, a barrage of U.S. Governmental policy announcements and actions by the Fed set the tone for the rest of the quarter. An array of fiscal spending plans was announced as the U.S. Government sought to counteract further tightening in bank lending standards. The Fed moved into quantitative easing mode, cutting the Federal Funds (Fed Funds) rate to practically zero and committing to purchase private sector assets. Stocks continued to shed ground well into November; however, December finished with a flourish as one of the year’s better months, with the S&P 500 Index ending the year up from its November 20 low.
     During this period, stock selection in the systems hardware, energy and insurance sectors contributed to portfolio performance. At the stock level, an overweight in Hewlett-Packard Co. was the top contributor to the portfolio’s performance in the systems hardware sector. The company reported better-than-expected earnings and increased its fiscal year 2009 guidance. Investors also rewarded the company for its strong free cash flow and healthy balance sheet. Exxon Mobil Corp. also helped returns. The company reported large increases in quarterly revenue and net income versus year-ago levels. While oil prices plummeted during the fourth quarter, the company’s shares successfully avoided a similar fate. Risk-averse investors sought refuge in this stock because of its consistently lofty returns, low debt level, and the safety its massive size provides. In insurance, an underweight in American International Group, Inc. aided performance. The company’s shares plummeted after the U.S. Government’s rescue of the insurance giant rattled investors. The company had struggled for some time even before the bailout from credit-related write-downs, management shakeups and credit downgrades.
     Alternatively, stock selection within the capital markets industry and real estate investment trusts (REITs) and utilities sectors detracted from portfolio performance during the year. Within the capital markets industry, shares of Morgan Stanley sold off as the crisis of confidence unfolded and investors
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
questioned the future of the investment bank business model. We, at JP Morgan, believe that the market overreacted since the company’s fundamentals remain intact. In addition, we were encouraged following news that Morgan Stanley was transitioning to a bank holding company. An underweight in Southern Co. was also a top detractor within utilities, as the stock held up well through the economic downturn, with earnings that met street estimates. Higher revenues from rate hikes in the company’s regulated power business have helped it ride out a period of weaker demand. Casino gaming company, International Game Technology, hindered performance, as litigation troubles over an alleged patent violation weighed on the stock. In addition, a significant loss of market share led to increased uncertainty as management undertook a massive reconstruction designed to reduce costs. The portfolio continues to hold the stock, based on our belief that the current uncertainty should clear and that the stock price should appreciate.
     Early in 2008, the JP Morgan segment of the portfolio was positioned to withstand any one of three economic scenarios: (1) the soft landing, or “Goldilocks” economy; (2) the overheated, unbridled growth scenario fueled by rising demand from developing markets; and (3) a recession triggered by the housing fallout. Unfortunately, it was the latter scenario that won out as a global collapse in credit markets led to one of the deepest economic slowdowns seen in modern times, with stock market values plummeting. On a relative basis, the JP Morgan segment of the portfolio held up well due to its defensive posture.
     Heading into 2009, we continue to employ our three step process of combining research valuation and stock selection and use a variety of models to help determine those rankings. We believe that calling a market bottom is only possible in hindsight, but think that stocks look inexpensive on most measures. Our equity risk premium is close to the highest level in its twenty-three year history, indicating that stocks look undervalued relative to Treasuries. Additionally, other measures, such as price-to-earnings and price-to-free cash flow also support the valuation argument. That said, earnings reports and economic news will almost certainly continue to be very negative. As a result, we expect the S&P 500 Index to be range-bound over the intermediate term, likely trading between 800 and 1,000. We have been adding risk back into the portfolio, particularly in hard-hit areas, such as financials and consumer cyclicals, where spreads between inexpensive and expensive stocks are at all-time highs. We have generally added risk in baskets of stocks in these sectors; hence, the number of individual positions in the portfolio is at the upper end of its historic range. Sector bets remain minimal, with an overweight portfolio position in the technology sector reflecting our comfort with strong franchises and balance sheets despite weak near-term earnings. We have continued to retreat from global cyclical stocks, such as industrials, believing that fundamentals will continue to worsen. In addition, the portfolio is underweight in the energy sector, particularly the large integrated oil companies, as we believe stock prices don’t fully reflect the large drop in the commodity price.
     2008 was the worst calendar year for markets since the Great Depression and 2009 could be one of the most difficult years for the global economy in decades. The urgency with which the proposed fiscal stimulus must be enacted cannot be overstated, but it will likely be months before planning and political barriers are cleared and the money is deployed. In the meantime, private sector deleveraging will continue to savage economic growth. We expect gross domestic product (GDP) to contract in the first two quarters of the year, with only a mild recovery in the second half. Financial markets tend to discount future economic problems well in advance, and after a year like 2008 we think that they have gone a long way towards doing so. The relative resilience of markets in the last two months of the year despite grim economic data is encouraging. While we expect more volatility, we believe that a bottoming process is now underway. As investors look forward to the impact of fiscal measures and as more areas of the secondary markets will likely come under direct central bank support, a nervous recovery in risk assets is our best case for 2009.
International Small-Cap Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the International Small-Cap Portfolio returned -47.84%, compared to a -47.67% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index (formerly called the S&P/Citigroup EMI World ex-US Index).
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
A. In a continuation of a trend that began in the middle of 2007, small-capitalization stocks underperformed large-capitalization stocks, which returned approximately -43% as measured by the MSCI EAFE Index. All regions and sectors had substantial declines throughout the period ended December 31, 2008 in an environment characterized by significant market and currency volatility. The issues of deleveraging, sentiment-driven moves and large-scale government intervention, including a coordinated interest rate cut by central banks, continued to distort long-term equity values. In addition, commodity prices fell and earnings were revised down as the U.S., Japan, Europe and United Kingdom (U.K.) economies were all shown to be in recession. Most currencies declined against the U.S. dollar, with the notable exception of the yen. Again as reflected in the benchmark, the Japanese market declined the least of all the major regions, benefiting from positive returns in the defensive sectors of the utilities, consumer staples and health care sectors. While the global recession and strong yen continue to dampen earnings, Japan has fewer issues related to the credit crunch and leverage than other developed markets. The Australia, New Zealand & Canada region, strongly impacted by the decline in commodity prices, suffered the most. The U.K. was the laggard among the major regions, with declines of approximately 50% in all sectors except the utilities sector as measured by the benchmark. Weakness in the British pound was a significant contributor to the U.K.’s relative underperformance in the market.
     Batterymarch’s investment strategy combines sophisticated quantitative techniques and fundamental investment disciplines. Our process focuses first on stock selection and second on the relative weighting of regions and sectors. We maintain a balance of size and sector for the portfolio across regions through the combination of portfolio construction rules and sector ranks. With respect to stock selection, we rank the relative attractiveness of the investable universe of stocks daily across a number of fundamental dimensions; the same dimensions used by traditional investors. During the period, marked by volatile markets experiencing dramatic reversals and reacting to sentiment rather than fundamentals, our model struggled and stock selection was mixed at the sector level and detracted overall from relative performance. The impact of region and sector allocation was essentially neutral, after recognizing the impact of cash which benefited the performance of the portfolio given the negative return environment.
     The impact of stock selection for the portfolio was positive for the period in both the U.K. and continental Europe. On a sector level, stock selection in the financials ex-banks sector was strong in both regions, with selection in consumer discretionary in the U.K., the leader. At the stock level, a number of Japanese holdings were strong contributors to the portfolio’s performance, led by The Okinawa Electric Power Co., Inc., which benefited from higher electricity rates coupled with lower costs due to falling oil prices. Matsui Securities Co., Ltd. and Kyowa Exeo Corp. were also major contributors to the portfolio’s performance. Matsui Securities Co., Ltd. is an on line broker which benefited from a rebound in retail trading volumes. Kyowa Exeo Corp., a telecommunications infrastructure engineering and construction firm, rolled out cost reduction plans which should lead to increased profitability. An overweight position to health care in both Japan and continental Europe also benefited the portfolio’s performance as did an underweight to the commodity-sensitive Australia, New Zealand & Canada region.
     Stock selection, overall, detracted from the portfolio’s relative performance driven primarily by stock selection in Japan. Selection in the consumer discretionary and industrials sectors was especially difficult. Stock selection in the materials sector in all regions also detracted from the portfolio’s performance. South Korean holding Dongbu Insurance Co. Ltd., was the largest detractor at the security level. The firm faced solvency concerns and was impacted by weak auto and marine insurance markets. The two next most significant detractors from the portfolio’s performance were continental Europe holdings; Maire Tecnimont S.P.A., an industrials firm, which was hurt by the commodity downturn, and Brembo S.P.A., a firm which creates braking systems for high-end autos also hurt by declines in the auto industry. The portfolio was overweight in all three of these stocks each of which had negative returns that were lower than the portfolio’s benchmark.
Equity Index Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Equity Index Portfolio returned -37.35%, compared to a -37.00% return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index. Fund expenses, brokerage expenses and certain losses in connection with securities lending contributed to the tracking error between the index and the portfolio’s performance.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. All of the ten sectors within the S&P 500 Index recorded negative returns during the year ended December 31, 2008. The weakest performers included financials (-55.3%), materials (-45.7%), and information technology (-43.1%) sectors for the year. The year 2008 turned out to be one that investors would like to forget but instead will vividly remember. The economy and financial markets remained relatively resilient throughout the first part of the year before collapsing outright in September, producing the worst year for stocks since the Great Depression. With the exception of government bonds and cash, nearly every asset class, including stocks, credit-related fixed income, commodities and real estate, saw sharp declines. Credit issues dominated the financial headlines, resulting in the collapse of several storied financial institutions. Government responses around the world were rapid and inventive, with the Fed and other policymakers adopting new lending and asset purchase programs in an effort to restore some measure of liquidity to the system.
     By looking at the numbers, stocks started off on a bad note, and ended the year with precipitous declines. The DJIA posted its worst year since 1931, falling 31.93%; the 37.00% drop in the S&P 500 Index was its sharpest decline since 1937; and the National Association of Securities Dealers Automated Quotations (NASDAQ) experienced the worst year in its history, ending the year down 40.50%. All told, U.S. stocks lost more than 50% from their highs in October 2007. Smaller-capitalization stocks did manage to post somewhat better relative performance, with the Russell 2000 Index down 33.79% for the year.
     The Fed, after slashing interest rates aggressively in the early months of 2008, resumed that rate-cutting campaign in the fall, bringing the target Fed Funds rate to a target range of between 0.25% and 0.00% on December 16, 2008, its lowest level in history. The central bank acknowledged that “weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time,” and indicated that it will continue to pursue unconventional policies of quantitative easing (in which the Fed injects cash into the financial system by purchasing assets). The portfolio is positioned such that the risk characteristics are similar to those of the S&P 500 Index.
Small-Cap Index Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Small-Cap Index Portfolio returned -35.03%, compared to a -33.79% return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index. Fund expenses, brokerage expenses and certain losses in connection with securities lending contributed to the tracking error between the index and the portfolio’s performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The year 2008 turned out to be one that investors would like to forget but instead will vividly remember. The economy and financial markets remained relatively resilient throughout the first part of the year before collapsing outright in September, producing the worst year for stocks since the Great Depression. With the exception of government bonds and cash, nearly every asset class, including stocks, credit-related fixed income, commodities and real estate, saw sharp declines. Credit issues dominated the financial headlines, resulting in the collapse of several storied financial institutions. Government responses around the world were rapid and inventive, with the Fed and other policymakers adopting new lending and asset purchase programs in an effort to restore some measure of liquidity to the system.
     By looking at the numbers, stocks started off on a bad note, and ended the year with precipitous declines. The DJIA posted its worst year since 1931, falling 31.93%; the 37.00% drop in the S&P 500 Index was its sharpest decline since 1937, and the NASDAQ experienced the worst year in its history, ending the year down 40.50%. All told, U.S. stocks lost more than 50% from their highs in October 2007. Smaller-capitalization stocks did manage to post somewhat better relative performance, with the Russell 2000 Index down 33.79% for the year.
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     The Fed, after slashing interest rates aggressively in the early months of 2008, resumed that rate-cutting campaign in the fall, bringing the target Fed Funds rate to a target range between 0.25% and 0.00% on December 16, 2008, its lowest level in history. The central bank acknowledged that “weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time,” and indicated that it will continue to pursue unconventional policies of quantitative easing (in which the Fed injects cash into the financial system by purchasing assets). The portfolio is positioned such that the risk characteristics are similar to those of the Russell 2000 Index.
Diversified Research Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Diversified Research Portfolio returned -39.07%, compared to a -37.00% return for its benchmark, the S&P 500 Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The U.S. was the epicenter of the global financial crisis as a cascade of events threatened to crumble its foundation. Credit evaporated, investment banks went bankrupt and U.S. housing and consumer spending declined. Despite heavy intervention by the U.S. government, investors became increasingly alarmed and sought safety from the storm, sending the S&P 500 Index down 37.00%. As the year began, fallout from 2007’s sub-prime mortgage trouble rippled through the credit markets, causing the eventual collapse of collateralized debt obligations and leaving major financial institutions with massive amounts of untradeable bonds on their books. Though the U.S. Government facilitated buyouts of many major banks and lenders, it essentially refused to come to the aid of bond market heavyweight Lehman Brothers Holdings, Inc. in September 2008. The firm was forced to file for bankruptcy, igniting fear of a complete breakdown of the banking system. By the end of September the carnage was substantial. All of the major independent investment banks had been taken over, gone under or had applied to become traditional bank holding companies. Freddie Mac, Fannie Mae and American International Group, Inc. were all under the control of the U.S. Government. Economic news remained glum; and in December some economists determined that the U.S. had been in recession for a full year. Oil prices hit an all-time high in July, and then tumbled; inflationary concerns had given way to deflationary worries.
     The portfolio underperformed its benchmark mainly due to stock selection in several sectors. Selection in consumer staples, consumer discretionary and information technology sectors detracted from the portfolio’s relative returns. Being underweight in Wal-Mart Stores, Inc., and the portfolio’s exposure to Las Vegas Sands Corp. (which declined along with the broader economy) detracted from the portfolio’s results. The selection of energy companies and being underweight the energy sector and in Exxon Mobil Corp. in particular was also a drag on returns.
     Conversely, the selection of materials sector stocks was beneficial to the portfolio’s performance. The portfolio benefited from materials sector holding, Barrick Gold Corp., as the price of gold increased. Vulcan Materials Co. was another contributor in materials sector. The portfolio’s greater-than-index exposure to the health care sector also aided overall portfolio results. Health care sector companies like biotech firms, Genentech, Inc., ImClone Systems, Inc. and Millennium Pharmaceuticals, Inc., which received a takeover bid from Takeda Pharmaceuticals Co. Ltd. of Japan, were beneficial to the portfolio’s performance. The choice of stocks in the industrial sector also helped portfolio results.
     During the year, the portfolio’s exposure to consumer discretionary sector stocks was reduced, and the portfolio’s exposure to the more defensive consumer staples and health care sectors was increased. Biotechnology company, Celgene Corp., was a new addition to the portfolio. The portfolio’s position was increased in Marathon Oil Corp. and Apple, Inc. taking advantage of a pullback in their stock prices. The portfolio’s exposure to General Electric Co. was decreased and positions were eliminated in UnitedHealth Group, Inc. and Royal Dutch Shell P.L.C. During the year, the position in Lehman Brothers was added to the portfolio but was sold prior to its bankruptcy. We, at Capital Guardian, believed the company would survive through the difficult environment, not collapse on the back of deteriorating capital markets.
     Our individual stock choices say a lot about our outlook. Across industries, we have taken advantage of lower stock prices to invest in companies with strong balance sheets and free cash flow, and which we believe will survive the coming months and be able to grow long-term. We have also been
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adding to positions in high quality companies that we believe will provide the portfolio with further downside protection and position the portfolio for a long-term recovery.
Equity Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Equity Portfolio returned -41.12%, compared to a -38.44% return for its benchmark, the Russell 1000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The U.S. was the epicenter of the global financial crisis as a cascade of events threatened to crumble its foundation. Credit evaporated, investment banks went bust and U.S. housing and consumer spending declined. Despite heavy intervention by the U.S. Government, investors became increasingly alarmed and sought safety from the storm, sending the Russell 1000 Growth Index down 38.44%. As the year began fallout from 2007’s sub-prime mortgage trouble rippled through the credit markets, causing the eventual collapse of collateralized debt obligations and leaving major financial institutions with massive amounts of untradeable bonds on their books. Though the U.S. Government facilitated buyouts of many major banks and lenders, it essentially refused to come to the aid of bond market heavyweight Lehman Brothers Holdings, Inc. in September 2008. The firm was forced to file for bankruptcy, igniting fear of a complete breakdown of the banking system. By the end of September the carnage was substantial. All of the major independent investment banks had been taken over, gone under or had applied to become traditional bank holding companies. Freddie Mac, Fannie Mae and American International Group, Inc. were all under the control of the U.S. Government. Economic news remained glum, and in December some economists determined that the U.S. had been in recession for a full year. Oil prices hit an all-time high in July, and then tumbled; inflationary concerns had given way to deflationary worries.
     The portfolio underperformed the benchmark mainly due to stock selection in several sectors. We, at Capital Guardian, believed that the holdings in the portfolio at the beginning of the period would come through the credit crunch and would be able to grow and increase their market share. However, we underestimated the severity of the crisis and the extent to which companies with strong balance sheets were vulnerable. The portfolio’s underweight position and stock selection in the consumer staples sector and selection in consumer discretionary and information technology stocks detracted from the portfolio’s performance. However, the overweight position and stock selection in the health care sector and an underweight position in the energy sector helped the portfolio’s overall results.
     The biggest individual detractor from the portfolio’s relative returns was Las Vegas Sands Corp., which declined along with the broader economic environment and then tumbled at the end of the year as the company scrambled for additional financing. In addition, VeriFone Holdings, Inc. slumped on a weak outlook, and the portfolio’s large position in Google, Inc. hampered its performance as the economic outlook dimmed. The largest contributors to the portfolio’s relative performance were in the health care sector as ImClone Systems, Inc., Genentech, Inc. and Millennium Pharmaceuticals, Inc. were all involved in buyout deals.
     While we look at the portfolio from the bottom up consistent with our strategy, there were some changes in sector weightings throughout the year. The portfolio’s positions in the financials and industrials sectors were increased as high-quality stocks in those sectors became attractively priced. The portfolio’s exposure to stocks in the technology and consumer staples sectors was reduced. During the year, Google, Inc. and Apple, Inc. were among the largest purchases, and we took advantage of pullbacks in their stock prices to add to the positions. Elsewhere, we purchased shares of Celgene Corp., a biotechnology company that develops therapies for the treatments of cancer and inflammatory diseases.
     Our individual stock choices say far more about our outlook than our sector weightings. Across industries, we have taken advantage of lower stock prices to invest in companies with strong balance sheets and free cash flow, and which we believe will survive this period and be able to grow long-term. The portfolio’s positions have been increased with regard to high quality companies that we believe will provide further downside protection and position the portfolio for a long-term recovery.
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American Funds Growth-Income Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the American Funds Growth-Income Portfolio returned -38.08%, compared to a -37.00% return for its benchmark, the S&P 500 Index. The American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) invests all of its assets in Class 1 shares of the Growth Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Income Fund). The Master Growth-Income Fund returned -37.68% for the same period. The performance for the Feeder Growth-Income Portfolio was slightly lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund. The Fund underperformed its benchmark. It was an extremely difficult year, and one in which it was hard to find any shelter in the market. While most previous bear markets saw positive returns in some sectors, this has not been the case in the current one. Even as share prices of many stocks declined, appearing to create attractive values, they continued to fall further. The fundamental research we do is aimed at avoiding such value traps.
     Holdings in information technology stocks from both software and hardware companies were detrimental to results. The Fund’s financials sector holdings included large insurance companies, commercial banks, diversified financials and mortgage-related financials, many of which experienced severe declines. While most stocks were down, the portfolio’s investments included securities of some food and staples retailers, discount retailers and biotechnology companies that contributed positive results for the year. Still, those few holdings were not able to overcome the wave of negative market momentum. The Fund had only modest exposure to companies overseas, but the investments it did have outside the U.S. mostly hampered portfolio results. Holdings in cash helped the Fund. During the year, the Fund’s exposure to information technology and industrial stocks increased, while positions in health care and financials stocks were reduced. We, at Capital Research, aim to invest in companies that appear to offer opportunities for growth of capital and income.
American Funds Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the American Funds Growth Portfolio returned -44.19%, compared to a -37.00% return for its benchmark, the S&P 500 Index. The American Funds Growth Portfolio (Feeder Growth Portfolio) invests all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned -43.83% for the same period. The performance for the Feeder Growth Portfolio was slightly lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund. The Fund underperformed its benchmark. It was an extremely difficult year, and one in which it was hard to find any shelter in the market. While most previous bear markets saw positive returns in some sectors, this has not been the case in the current one. Even as share prices of many stocks declined, appearing to create attractive values, they continued to fall further. The fundamental research we do is aimed at avoiding such value traps.
     During the period, the Fund experienced the most significant declines from performance in companies in the materials, financials and energy sectors. Commodities prices rose during the first part of the year and then reversed direction at the end of the year. Oil prices, for example, which peaked at roughly $145 a barrel, dropped to below $45 by the end of December. Health care companies, in general, declined less than other companies. We, at Capital Research, aim to invest in companies with strong balance sheets, strong cash flows and a solid customer base. These companies should benefit when financial conditions begin to improve.
Large-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Large-Cap Value Portfolio returned -34.80%, compared to a -36.85% return for its benchmark, the Russell 1000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For several years, rising home prices and low interest rates supported growth in residential mortgage debt and funded elevated levels of consumer spending. This also masked weak underwriting standards, particularly for mortgages. As home prices started to roll over, values of often highly rated structured financial products, collateralized by residential mortgages and other forms of debt, began to show signs of distress. Deteriorating credit lead to tighter underwriting standards and pressured consumer spending, which represent about 70% of the overall U.S. economy. The economic
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slowdown, which began in the U.S., has subsequently spread throughout the world. The equity markets as defined by the S&P 500 Index declined 37.00%, the worst year since 1937. The distress throughout the financial system and rapidly declining home prices led to the collapse and government-assisted sale of The Bear Stearns Cos., Inc. (Bear Stearns) forced conservatorship of the nation’s two largest mortgage companies Fannie Mae and Freddie Mac, and government seizure of the nation’s largest thrift, Washington Mutual, Inc. The U.S. Government’s decision to allow Lehman Brothers Holdings, Inc., fourth largest and the oldest investment bank in the country, to fail and file for bankruptcy, rippled throughout global financial markets. Concerned about the fragility of the U.S. economy, the U.S. Government was effectively forced to nationalize American International Group, Inc., the nation’s largest insurance company. Many of the nation’s largest financial institutions, such as The Goldman Sachs Group, Inc., Morgan Stanley and General Electric Co. (GE Capital), dependent on capital market funding, were forced to raise capital at distressed prices. Following the collapse of Lehman Brothers Holdings, Inc., The Reserve Fund, the oldest and largest money market fund in the country, “broke the buck,”(the net asset value (NAV) was below $1 per share) shaking the confidence of investors in all but the safest assets such as U.S. Treasuries. In order to restore confidence, U.S. Congress approved legislation regarding an unprecedented and controversial $700 billion program called Emergency Economic Stabilization Act’s Troubled Asset Relief Program (TARP) designed to provide capital relief to the financial system. Several other programs were put in place to further support credit markets. These include the Temporary Liquidity Guarantee Program, under which the Federal Deposit Insurance Corporation (FDIC) provides a “full faith and credit” guarantee on newly issued senior unsecured debt, and the Commercial Paper Funding Facility, which provides a liquidity backstop for three month unsecured and asset-backed commercial paper issuers, for both financial and non-financial institutions. In addition, the president signed a $17.4 billion loan rescue package to assist the ailing U.S. automakers.
     During the reporting period, central banks across the globe continued efforts to stabilize financial markets by coordinating their efforts to lower rates and inject massive amounts of liquidity. In the U.S., the Fed reduced the Fed Funds rate from 4.25% at the start of the year to a target range of 0.25% to 0.00%. A flight to safety pushed Treasury yields to record lows with the ten-year bond yielding 2.22% at year end. Rates on conforming 30-year fixed mortgages dropped to 5.10% at year end, after the Fed announced plans to purchase up to $500 billion of mortgage-backed securities starting in February 2009. The thirty year rate represented the lowest on record since April 1971, the year Freddie Mac started tracking the data. Slower global economic growth continued to push commodity prices down, with oil closing the year at $44.60 a barrel, down 50% from $90.11 at the end of 2007 and down 70% from the high of $146.93 reached in mid-July 2008. Easing inflationary pressures provided some relief to consumers and businesses and offered a broader set of tools to regulators to stabilize the economy. During the year, all sectors of the S&P 500 Index declined by double digits. Among the worst performers were the financials sector (-55.32%), the materials sector (-45.66%), the information technology sector (-43.17%) and the industrials sector (-39.92%). The remaining sectors, led by the consumer staples sector (-15.43%) and the health care sector (-22.81%), faired better than the overall S&P 500 Index (-37.00%).
     The portfolio’s outperformance relative to its benchmark during the year was mainly attributable to sector allocation. An underweight position in the financials sector and an overweight in the consumer staples sector contributed to the portfolio’s relative performance. However, the underweight positions in the health care and energy sectors detracted from the portfolio’s relative performance. Security selection had a negative effect to the overall performance but was strongest in the financials and the consumer staples sectors and weakest in the energy and health care sectors. Top absolute contributors to the portfolio’s performance during the year included Exxon Mobil Corp., McDonald’s Corp., Wal-Mart Stores, Inc., Verizon Communications, Inc. and Visa, Inc. Stocks that detracted from the portfolio’s absolute performance included General Electric Co., Bank of America Corp., Sprint Nextel Corp., Transocean Ltd. and Liberty Media Corp.-Entertainment. The portfolio’s exposure to the financials and industrials sectors was reduced during the period, and the portfolio’s exposure to consumer staples and energy sector weightings was increased. The portfolio is currently overweight in the consumer staples, consumer discretionary and telecommunication services sectors and underweight in the health care, utilities and energy sectors versus the portfolio’s benchmark.
     The unprecedented disruption in the fixed-income markets, combined with a rapidly deteriorating economy is creating the most precarious environment in decades. We, at Clearbridge, believe that the U.S. Government’s support is critical to stabilizing the economy. While we don’t know the length and depth of this recession, the market is a good discounting mechanism that we believe will react positively to any sign of stabilization in the economy. In these periods of uncertainty and volatility, we continue to seek a balance between short-term risks and longer-term opportunities as we focus on undervalued companies (not fully recognized by investors) that we believe have strong franchises capable of generating solid sustainable returns over time.
Technology Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Technology Portfolio returned -51.64%, compared to a -37.00% and -47.74% return for its benchmarks, the S&P 500 Index and the Merrill Lynch 100 Technology Index, respectively. The S&P 500 Index provides a broad market-based benchmark instead of just a broad-based technology sector benchmark.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. 2008 was a challenging environment for equity investors. The market had to deal with an almost unprecedented level of economic weakness. This weakness was driven by rising unemployment, a deteriorating housing market and tight credit markets. All of these factors culminated in a high degree of fear and pessimism in the equity markets. In response, an extraordinary degree of monetary and fiscal stimulus has been injected into the economy. While it may take some time, these government-led efforts should help to stimulate the economy. The Fed, for example, has taken interest rates to near zero. This led to a significant increase in mortgage refinancing activity. Pair this with significantly lower prices at the gas pump, and the economic prospects have improved for some consumers. Still, major hurdles remain; critically, credit markets need to loosen up and banks need to begin lending more. Within the Merrill Lynch 100 Technology Index every industry finished in negative territory in 2008. The industries that performed best on a relative basis were the information technology services and software industries. Notable performers included Electronic Data Systems Corp. and Affiliated Computer Services, Inc. Conversely, the worst performance was seen from names in the electrical equipment and household durables industries. Notable underperformers from these industries were Sunpower Corp. and Garmin Ltd.
     Within the portfolio, relative performance benefited from positive stock selection in the electronic equipment, instruments and components, and software industries. Underperformance in the portfolio was seen in the semi-conductor and semi-equipment and communications equipment industries. Relative portfolio performance was aided by positive stock selection in the electronic equipment, instruments and components industry. Within this industry, an investment in Itron, Inc., a company that provides various products and services for the energy and water industries, added to performance. The prospects for Itron improved as President-elect Obama announced a massive stimulus plan that would include a significant emphasis on infrastructure improvement in the U.S. Relative portfolio performance also benefited from a lack of exposure to poor performing names such as Amphenol Corp. and DTS, Inc. Stock selection also proved positive in the software industry. In this industry, an investment in McAfee, Inc., a security software company, outperformed. McAfee has been posting solid earnings in the face of a weak economy. Their strong execution was a result of a more aggressive sales culture and a strategy centered around selling software suites to businesses. An overweight position in Oracle Corp. also added to relative portfolio performance. Shares of Oracle held up better as the infrastructure side of their business has shown a fair amount of stability in the face of the economic downturn.
     The portfolio’s performance was negatively affected by stocks in the significantly underweighted semi-conductor and semi-equipment industry. In this industry, relative portfolio performance suffered given an investment in MEMC Electronic Materials, Inc. Shares of MEMC fell as the company has experienced weakening end demand for semi-conductors in light of the current state of the economy. Relative portfolio performance was also held back because of an investment in Monolithic Power Systems, Inc. Similar to MEMC, Monolithic has experienced declining demand across all of the company’s business segments. The portfolio’s position in Monolithic was sold during the year.
     Performance was also negatively affected by stocks in the communications equipment industry. In this industry, the portfolio experienced underperformance in Nokia O.Y.J. and Research In Motion Ltd. Shares of both companies languished because of increased smart-phone competition from rivals. Despite these stocks’ recent underperformance, the portfolio continued to hold Nokia and Research in Motion because of their strong product mix, focus on innovation and reasonable stock valuation.
     The weak economy has taken a significant toll on the general demand for the technology sector. Technology companies in industries ranging from semi-conductor manufacturers to internet service companies have all seen deteriorating business conditions as corporations and consumers have tightened their spending patterns. We, at Columbia, are hopeful that the information technology (IT) spending environment will improve later in 2009, since we believe that the historic economic stimulus measures should show results by then. In the meantime, we continue to invest in companies of all sizes that may be benefiting from technological improvements, advancements or developments. Additionally, we continue to maintain a somewhat conservative posture in the portfolio, with an overweight position in software-related names and an underweight position in more economically sensitive semiconductor companies. We believe that these positions put the portfolio in a better position near term. We will, however, adjust the holdings in the portfolio as we see firm signs of a recovery in technology demand.
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Short Duration Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Short Duration Bond Portfolio returned -5.09%, compared to a 6.61% return for its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Yields on U.S. Government bonds fell significantly during the 2008 calendar year as the negative feedback loop between the real economy and the financial system became more entrenched. Consumer confidence fell in December to the lowest level on record, as falling equity and home prices, tightening credit and the highest unemployment rate in sixteen years, have taken a toll on the consumer. Non-farm payrolls declined by 1.9 million in the final four months of the year. Business investment and industrial production have shown similar weakness. Meanwhile, inflationary pressures have diminished appreciably, with lower energy prices paving the way for a 1.70% drop in the Consumer Price Index (CPI) in November. Notably, this was the largest one-month drop in the sixty years of data on record. The Federal Open Market Committee (FOMC) decided to establish a target range for the Fed Funds rate of 0.25% to 0.00%, bringing it fully in line with the behavior of the effective rate. The cut marked the end of conventional easing. The Fed pursued and continues to pursue unconventional approaches such as verbally committing to maintain low rates and purchasing assets in hopes of stimulating aggregate demand. The FOMC said it anticipates “that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.” Further, the FOMC stated that it will now focus on “open market operations and other measures that sustain the size of the Fed’s balance sheet at a high level.”
     A combination of top-down and bottom-up strategies with a focus on high quality fixed income securities impacted the portfolio’s returns during 2008. Tactical management of the portfolio’s duration and term structure yielded positive performance results for the portfolio over the period. Specifically, the portfolio held a long five year, short fifteen year curve steepener trade, which benefited the portfolio’s returns during the first quarter of 2008 as shorter-maturity yields fell significantly over the period. However, within our cross-sector strategies, increased spread volatility and wider spreads across all sectors were a significant drag on returns for the portfolio. In particular, wider corporate and mortgage-backed sector spreads detracted from the portfolio’s performance. The corporate sector experienced extraordinary volatility during the year due to an unprecedented series of events, the most noteworthy of which was Lehman Brothers Holdings, Inc. filing for bankruptcy. Within our bottom-up strategies, selection of mortgage-backed securities was the key detractor from portfolio returns during the year. Specifically, security selection of super-senior, credit-enhanced, non-agency-backed adjustable-rate mortgages hurt portfolio performance. Volatility within the sector, technical pressures and overall market illiquidity contributed to the underperformance of these securities.
     We, at Goldman Sachs, believe the economic fallout from the Lehman Brothers Holdings, Inc. collapse and other events of the summer and fall of 2008 will continue well into 2009.The U.S. economy was highly levered heading into the downturn for 2008, and the Japanese experience suggests that rebuilding balance sheets can be a long and painful exercise. We believe much of the pain will come from the deleveraging of the household sector, as consumers shift from spending to saving. Consumer spending accounts for more than two-thirds of U.S. growth and is on pace for the biggest decline since World War II. The U.S. personal saving rate, near zero for the past several years, climbed to 2.40% in October, but remains well below the 5%-10% levels that prevailed from the 1960s through the mid-1990s. With the economy having shed more than one million jobs in just three months (September through November), we believe the trend toward lower spending and higher saving will likely continue for some time.
     The good news is that U.S. policymakers are responding aggressively to the crisis. The Fed, having cut rates to essentially zero, is pursuing unconventional easing measures such as direct purchases of agency debt and mortgage securities and, potentially, longer-term government bonds. Fiscal policy, already accommodative given the variety of rescue packages put in place or under consideration, is poised to become even more accommodative in 2009. President Obama approved a fiscal stimulus package of more than $700 billion. Economic data from every corner of the world suggests global growth is in a freefall. Without exception, consumption, investment, income and profits have fallen rapidly and, in many cases, are at
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historically low levels. Employment, which tends to lag the overall growth trend, is following closely behind. The U.S., U.K., Eurozone and Japan are in serious recession, and the G7 (a group of seven industrialized nations made up of finance ministers from each country, currently, the U.S., Canada, Britain, France, Germany, Italy and Japan) contribution to global growth is likely to be negative in 2009 for the first time since 1982. Thus, to achieve positive global growth in 2009, the world economies will have to more than offset the contraction in the G7 economies. We believe the most likely scenario is that real U.S. growth will contract, perhaps more than we expect, in 2009. We expect the contraction to be concentrated in the first half (the fourth quarter of 2008 could well be the trough in growth) with a modest recovery in the second half of 2009 as monetary and fiscal stimulus begin to gain traction. Until the U.S. unemployment rate begins to stabilize and accommodative policy measures begin to reach the consumer sector more effectively, we cannot rule out a more severe contraction than the deep decline we forecast.
Floating Rate Loan Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Floating Rate Loan Portfolio returned -29.28%, compared to a -28.78% return for its benchmark, the Credit Suisse (CS) Leveraged Loan Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks to provide a high level of current income, consistent with preservation of capital and intends to achieve its objective through investment in bank loans. Bank loans are business loans that have a senior right to payment to most other debts of the borrower. These loans have historically offered interest rates that offer a premium over prevailing market rates, such as the London Interbank Offered Rate (“LIBOR”) and are reset on a regular schedule. Our strategies were driven by our belief that the economy was healthy and that the leveraged loan markets represent a good long term investment opportunity. As of December 31, 2008 the portfolio was well diversified with positions in 115 issuers across 24 industries. Approximately 3.2% of the portfolio was in second lien loan investments. The largest sector positions in the portfolio were the health care and wireless communications sectors. Some of the portfolio’s core positions included health care companies (Mylan, Inc. and HCA, Inc.) and communication companies (MetroPCS and Alltel Communications, Inc.).
     The portfolio performed in line with its benchmark, the CS Leveraged Loan Index, during 2008. The performance of the portfolio was driven primarily by the unprecedented declines in asset valuations across the senior secured bank loan asset class. The portfolio’s performance was negatively impacted by positions within the gaming/leisure industry whose value was correlated with the deteriorating domestic real estate market; these positions included Lake at Las Vegas, Pivotal Promontory LLC, Green Valley Ranch Gaming, LLC and Kuilima Resort Co. However, there were positions held during the period that contributed positively to the portfolio’s return, including Alltel Communications which paid off at par in early January and health care investments including Healthcare Partners LLC.
     The performance experienced during 2008 in the senior secured bank loan market, we, at Highland, believe was driven by technical not fundamental factors. The value in senior secured loans as an investment lies with the company’s ability to fulfill its contractual obligation to pay interest and principal due to the investor as defined in the credit agreement, and the prospects of recovery in the event of default. Loan market participants often refer to this as the fundamental value of the investment. In our opinion, 2008 saw the loan market trade away from this fundamental value due to two forms of technical pressures. During the first half of the year loan prices in the secondary market were being driven by an overabundance of primary loan supply (e.g. new loans that syndicating agent banks are actively selling). During the second half of the year the secondary bank loan market was driven by excess supply due to forced selling of levered entities including total return swaps (TRS) and market value collateralized loan obligations (CLO) coupled with selling by hedge and mutual funds to meet redemptions. Both of these supply side pressures met a market of few buyers with conviction, thanks to a scared investor psyche brought about by the well documented chaos in the financial system and dramatically deteriorating economic news.
     We believe the 2009 loan market will not experience a price drop similar to that seen during the second half of 2008. However, upward momentum will not build until loan market technicals improve. Improvement implies that forced selling subsides and new money comes into the market to take
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advantage of favorable pricing. Many market participants believe forced selling in 2009 will be more limited, in part due to the belief that the more vulnerable market value CLOs and TRSs have been removed from the system thanks to the heretofore unimaginable drop in prices experienced during 2008. In their “2009 Year in Credit” articles Morgan Stanley estimated that over 90% of the remaining CLOs have appropriate safe guards in place to prevent forced selling. That leaves hedge funds and mutual funds as potential sources of selling. During the first weeks of 2009, we have not seen the same level of forced selling experienced after the third quarter 2008 redemption period. Market participants observe that in prior cycles loan spreads peak (average bid bottoms out) approximately 6 to 9 months prior to defaults peaking. Many believe defaults will peak in 2010 which, if you believe the correlation will hold, would indicate that loan spreads would peak in the middle of 2009. However, the economy is in a cyclical downturn unlike anything the U.S. has experienced in the last twenty five years so recent trends may not be accurate indications. Additionally, technicals drove the loan market down to these historic lows, technicals will need to lead the market back up. This will require investors’ confidence to be restored in our financial system and greater clarity of the timing and extent of the economic recovery.
Diversified Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Diversified Bond Portfolio returned -7.80%, compared to a 5.24% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly called the Lehman Brothers Aggregate Bond Index).
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. After a number of economic foreshocks in 2007, the financial system was shaken to its foundations during the reporting period ended December 31, 2008, as asset write-downs escalated and confidence in the creditworthiness of banks and other financial market participants evaporated following the Lehman Brothers Holdings, Inc. bankruptcy. The process that unfolded was nothing short of an old-fashioned financial panic. Widespread uncertainty turned what began as an illiquidity problem into one of solvency. As investors dumped assets to raise funds, asset values tumbled to ‘fire-sale’ levels and the net worth of highly leveraged entities (including a number of high-profile financial institutions) was eroded. Government bonds, cash and gold were the only places to hide amid the carnage that ravaged almost all asset classes and resulted in asset price destruction on a scale not seen since the Great Depression. Developed market equities ended the year down by 40%, emerging market stocks fell 54%, high yield bonds returned -26% and commodities tumbled anywhere between 20% (agricultural products) and 50% to 60% (oil and base metals). A global economic slowdown was already in motion before the financial market bloodbath began in September of 2008. Since then, indicators of global activity, including developed world consumption, emerging market exports, business confidence, industrial production, employment growth and shipping demand dramatically declined. Only after aggressive government and central bank intervention, including deposit guarantees, bank capital injections, supplies of funds in selected credit markets and promises of massive fiscal stimulus, did the firestorm in financial markets begin to abate. Given the stress on the financial system, it was only a matter of time before the crisis spread from financial markets to the broader economy. This transition occurred dramatically in the fourth quarter of the reporting period, as consumer and business confidence plummeted, job losses spiked higher and the levels of recorded and projected growth declined at an alarming rate. Driven by weaker employment prospects, falling house prices, volatile equity markets and tighter credit availability, consumer spending was on pace for a 3.5% decline for the fourth quarter. This decrease follows a 3.7% contraction in the third quarter and marks the weakest two-quarter period for consumer spending since the credit control induced an 8.6% plunge in the second quarter of 1980.
     During October and November, households raised their savings rate to an average of 2.5% from 0.4% in the previous year period. During the reporting period, the portfolio underperformed its benchmark. The first and fourth quarters during the reporting period were the most stressed, as the economy weakened and credit product spreads widened. While December saw some retracement in certain sectors, most levels remained significantly wider than where they began the year. The largest source of risk and the biggest driver of the portfolio’s underperformance for the year was its exposure to non-agency mortgages. As the economy weakened and the housing markets deteriorated, defaults and delinquencies rose beyond expectations and decreased the value of the portfolio’s holdings. Prices declined for most of the year, hitting all-time lows in November, as liquidity was
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impacted by continued deleveraging by banks and hedge funds, as well as deteriorating fundamentals. Ratings downgrades also accelerated during the fourth quarter, contributing to forced selling. These results were seen across all credit products and collateral types, including the portfolio’s holdings in the most senior tranches of sub-prime debt, option adjustable-rate mortgages (ARMs) and securities backed by prime collateral. Spread widening of the portfolio’s non-agency positions was the largest contributor to the portfolio’s underperformance for the year. We, at JP Morgan, continue to monitor the underlying fundamentals of each holding, using scenario/fundamental analysis to stress home prices, defaults and recovery rates by region and at the underlying loan level. While we believe these positions will provide long-term value and that current pricing reflects overly aggressive assumptions of distress, we expect continued volatility in this sub-sector in the near term. The other significant detractor from the portfolio’s performance was its exposure to companies in the financials sector. The portfolio’s overall exposure to the sector was flat to underweight during the year, but the portfolio’s holdings of subordinated obligations of financial institutions hurt performance. Also detracting from the portfolio’s performance was an allocation to the high yield market where spreads to treasuries levels had not been seen previously.
     On the positive side, the portfolio’s modest position in Treasury and agency securities benefited its performance as investors flocked to higher quality bonds due to continued uncertainty in the market. The majority of the portfolio’s outperformance came in the fourth quarter, as consumer and business confidence plummeted, job losses climbed and the levels of recorded and projected growth fell at an alarming rate. As the economy experienced the sharpest decline since the Great Depression, investors responded by pushing U.S. Treasury yields to historic lows. Also benefiting the portfolio’s performance was an underweight position in commercial mortgage-backed securities (CMBS) as the outlook for commercial real estate deteriorated during the second half of the reporting period.
Growth LT Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Growth LT Portfolio returned -40.95%, compared to a -38.44% return for its benchmark, the Russell 1000 Growth Index and a -37.00% return for the S&P 500 Index. The portfolio’s benchmark was changed to the Russell 1000 Growth Index to provide a better comparison to the portfolio’s growth oriented style of investing.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Continuing turmoil from the credit crisis and concerns over a prolonged recession characterized U.S. equity markets during the twelve month period ended December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the Fed’s aggressive attempts to address the credit crisis helped markets gain their footing in March and April of 2008, rising energy prices (oil hit a record high in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September of the reporting period, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October. In response, the U.S. Treasury and the Fed, along with central banks around the world, took unprecedented steps to support markets and global financial institutions. The S&P 500 Index touched an eleven year low in November of 2008 before rebounding modestly through the end of the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks during the summer months, led by oil, to finish the period significantly lower. Precious metals finished down slightly, although gold finished the year with modest gains. Stocks in the financials sector were easily the worst performing sector in the market due to the ongoing credit crisis, while the materials sector was the second worst, reflecting the decline in commodity prices. Consumer staples and health care sectors, meanwhile, outperformed the benchmark but posted double digit declines as well. Growth-oriented benchmarks outperformed the value-oriented benchmarks during the period, although both performed similarly during the worst of the market’s decline.
     Within the portfolio, the sectors detracting the most from the portfolio’s performance were the consumer staples and consumer discretionary sectors. Conversely, the energy and materials sectors contributed to relative portfolio performance. The portfolio’s underweight position in the energy sector and
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overweight position in the materials sector also improved the portfolio’s performance. Within the consumer staples sector, brewer Anheuser-Busch InBev N.V. (formerly InBev), weighed on the portfolio’s overall performance results. The stock declined during the first half of 2008 after experiencing rising input costs. During the second half of the year, the stock performed poorly following the company’s announced purchase of Anheuser-Busch. Investors reacted negatively to InBev’s assumption of debt and need to raise capital via an equity “rights offering” upon the completion of the acquisition. We, at Janus, believe the company is well positioned to navigate the current environment despite increased debt on its balance sheet given its cost conscious management team, non-core asset disposal plans, global product platform and the historical stability of its product volumes. Taking a longer term view, we also believe that the resulting franchise will be better balanced geographically and more focused on fewer and stronger brands. Turning to the technology sector, Microsoft Corp. was also a key detractor from the portfolio’s performance. We believe there is a disconnect between the software company’s fundamentals (i.e., high returns on capital, solid return on investment (ROI) and productivity gains for corporate purchasers) and the stock price, thus; we believe the stock to be undervalued relative to the market. Looking longer term, we see Microsoft’s opportunity in internet applications, especially “search” capabilities. We believe that sentiment regarding Microsoft’s opportunity in “search” is overly negative and is weighing on the overall valuation of the stock.
     Within the materials sector, German based K+S A.G., a distributor of fertilizer, was the top contributor to the portfolio’s overall performance. The portfolio’s performance benefited from this stock as it performed strongly during the first half of the year due to the rapid rise in commodity prices, as farmers took steps to maximize crop yields. The portfolio’s position was trimmed in order to capture gains late in the spring and early summer months before the stock reached a peak and as commodity prices began to decline during late summer and into the fall months. Although the stock was down almost 25% for the period, it contributed to the portfolio’s performance given the portfolio’s sales of the stock earlier in the period and eventual liquidation. Within the health care sector, Celgene Corp. was a top contributor to the portfolio’s performance. This biopharmaceutical company held up better than the broader market given better-than-expected sales and earnings reports, which were primarily driven by robust sales of its blood cancer drug Revlimid. The portfolio’s position was trimmed during the period.
     As we enter a new year, we recognize that great uncertainty about the future persists. We believe that there will be more negative surprises in 2009. However, we remain optimistic that the seeds that will ultimately lead to recovery in the markets and the economy are being sown. If past history is any indication, it is our opinion that we will likely see the markets improve before the economic data reflects the sign of a recovery. As a result, we continue to invest with a long-term view in what we believe are industry-leading companies that have attractive long-term secular opportunities, which can potentially offset short-term cyclical headwinds. We are looking to construct a moderately positioned, balanced portfolio that in our view reflects attractive investment ideas in all sectors of the market.
Focused 30 Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Focused 30 Portfolio returned -50.14%, compared to a -38.44% return for its benchmark, the Russell 1000 Growth Index and a -37.00% return for the S&P 500 Index. The portfolio’s benchmark was changed to the Russell 1000 Growth Index to provide a better comparison to the portfolio’s growth oriented style of investing.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Turmoil from the credit crisis and concerns over a prolonged recession characterized U.S. equity markets during the twelve-month period ended December 31, 2008. U.S. stock prices began the period lower, as stresses in the credit markets, negative sentiment and volatility grew. While the Fed’s aggressive attempts to address the credit crisis helped markets gain their footing in March and April of 2008, rising energy prices (oil hit a record in July) and more evidence of slowing economic growth weighed on sentiment. In mid-September, the full weight of the credit crisis seized the global markets leading to the demise of several long-standing financial institutions. This gave rise to a crisis of confidence that pervaded the markets and led to a dramatic sell-off in September and early October during the reporting period. In response, the U.S. Treasury and the Fed, along with central banks
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around the world, took unprecedented steps to support markets and global financial institutions. The S&P 500 Index touched an eleven year low in November of 2008 before rebounding modestly to end the year. Volatility eased by December, but most domestic indices finished the period over 30% lower. In expectation of significant declines in demand due to the global economic slowdown, commodity prices dropped precipitously from their peaks during the summer months(led by oil) to finish the period significantly lower. The financials sector was easily the worst performing sector in the market due to the ongoing credit crisis, while the materials sector was the second worst, reflecting the decline in commodity prices. Consumer staples and health care sectors, meanwhile, outperformed the benchmark, but posted double digit declines as well. Growth-oriented benchmarks outperformed value-oriented benchmarks during the period, although both performed similarly during the worst of the market’s decline.
     The portfolio’s holdings within the financials, consumer-related sectors and information technology sector weighed on the portfolio’s relative performance during the period. In terms of contributors, selections within the health care sector and an underweight position in the energy sector provided a boost to the portfolio’s performance. The portfolio’s top individual detractor from performance was Apple, Inc. The company declined in the period due to concerns that the economic slowdown would negatively impact sales of its key computer, iPhone and iPod products. While we, at Janus, recognize that sales could be impacted in the short term, we believe that Apple’s competitive position remained intact, driven by what we feel is its superior engineering and vertically integrated, closed loop architecture, which seamlessly combines hardware and software into a generally positive user experience. We believe the continued success of the iPhone and further market share gains in its core computer division will be the key drivers of Apple’s future growth. Within the materials sector, Potash Corp. of Saskatchewan has been a multiyear winner for the portfolio. In the back half of the year, as the credit crisis froze credit in global markets and caused a rapid deceleration in the global economy, Potash Corp. stock fell as investors worried that farmers would not be able to access credit in order to make fertilizer purchases and demand fell. Because of our concern about the duration and depth of the global recession, we made the decision to exit the stock given our view of the deteriorating fundamental outlook. ABB Ltd. fell during the period which detracted from the portfolio’s performance. This provider of power and automation technologies to utility and industry customers posted lower-than-expected results and suffered from delays in industrial and infrastructure projects due to the financials crisis and slowing economy. We believe the company will benefit from the long-term trends in global infrastructure development and that the company has a strong market position in automation technologies.
     Gilead Sciences, Inc. benefited from studies that showed better results for patients who began using its HIV drug, Truvada, earlier in treatment, suggesting a larger addressable market. Celgene Corp. received a mid-year boost from a strong European rollout of its cancer-fighting drug Revlimid. We think the company is on track to continue to dominate the multiple myeloma (bone marrow cancer) market with Revlimid. Yahoo!, Inc. was another contributor during the period, benefiting from a buyout offer from Microsoft Corp. early in the year. We exited the position in February after the deal was announced as we felt the offer was a fair bid for Yahoo! given the company’s challenges against Google, Inc.’s superior search technology. Anheuser-Busch N.V. and Belgium brewer InBev completed its merger in November of the reporting period with the combined company being called Anheuser-Busch InBev N.V. (formerly InBev). Since the position was initiated soon after the merger, the portfolio’s exposure to the company provided a boost to its relative results. Long-term, we consider this to be an outstanding company, which was trading at an attractive valuation relative to its strong free cash flow generation at period end.
     In terms of positioning, the portfolio was overweight in the health care and financials sectors and underweight in the energy and consumer-related sectors at the end of the period. Looking ahead, it is difficult to determine how deep or extended this recession will be or the pace of the recovery. Credit availability, employment growth and the housing market represent major headwinds to a quick recovery in our view. Given the high uncertainty in the markets at period end, we were favoring companies with recurring revenue streams that we think have great valuations and growth prospects. We intend to own companies that can deliver solid results, even in a tough economy and have the potential to gain market share from weaker competitors.
Health Sciences Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Health Sciences Portfolio returned -28.16%, compared to a -36.72% return for its benchmark, the S&P Composite 1500 Index and a -23.76% return for the S&P Composite 1500 Healthcare Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed its broad-based benchmark index and underperformed the S&P Composite 1500 Healthcare (S&P Healthcare) Index during the twelve months ended December 31, 2008. The period was a difficult time for virtually all equity styles and sectors, as problems in the sub-prime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that agitated the global markets. The third quarter of the year proved exceptionally tumultuous, culminating in an alarming series of events: the U.S. Government’s takeover of Fannie Mae, Freddie Mac, and American International Group, Inc.; the failure of Lehman Brothers Holdings, Inc.; the distressed sales of the commercial banking franchises of Washington Mutual, Inc. and Wachovia Corp.; Bank of America Corp.’s acquisition of Merrill Lynch & Co.; and the conversion of investment banks, The Goldman Sachs Group, Inc. and Morgan Stanley, to commercial banks. With an unprecedented level of coordination and cooperation, the U.S. Treasury and the Fed presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion TARP. Toward the end of the year, financial market liquidity conditions showed some improvement from the panicked conditions during the fall months, but this did little to rekindle either borrowers’ demand for funds or lenders’ willingness to lend. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to the most severe recession in recent history, as the effects of the credit crisis worked through the real economy. Inflation worries dissipated, as commodity prices fell sharply. Crude oil closed the year at just under $45 a barrel, leading to a five year low in U.S. gasoline prices. In an effort to stimulate growth, the FOMC lowered the Fed Funds rate over the year, from 4.25% to a record low 0.25%. Corporations across the globe offered cautious outlooks for 2009 and announced significant workforce reductions and capital expenditure cuts. Completing the worst year since 1937, stock and corporate bond prices fell, reflecting the difficult outlook and expectations of reduced solvency.
     With the exception of the biotechnology sector, every sector in the S&P Healthcare Index posted a double-digit decline. Losses exceeded 40% in health care providers and services and life sciences tools and services. The portfolio’s health care technology holdings advanced strongly, but all other portfolio sectors lost ground, most notably health care providers and services and health care equipment and supplies. Strong stock selection in health care technology and life sciences tools and services sectors benefited portfolio performance relative to the benchmark. An overweight position in biotechnology and underweight stances in health care providers and services and health care equipment and supplies also benefited the portfolio’s performance. Security selection detracted from the portfolio’s returns in biotechnology, pharmaceuticals, and health care equipment and supplies. The portfolio’s underexposure to pharmaceuticals also hurt its relative performance. Millennium Pharmaceuticals, Inc. and Vertex Pharmaceuticals, Inc. posted strong advances for the portfolio in the biotechnology sector. Millennium climbed on news that it was being acquired by Japanese pharmaceuticals company Takeda Pharmaceutical Co. Ltd. at a substantial premium to the stock’s closing price the day before the acquisition was announced. The deal closed in May. Vertex Pharmaceuticals, Inc. rose on positive results for its hepatitis C drug candidate Telaprevir. We, at Jennison, believe Telaprevir offers breakthrough efficacy and uniquely abbreviated treatment duration for many patients with hepatitis C, an increasingly common and burdensome infectious disease of the liver.
     Barr Pharmaceuticals, Inc., Lev Pharmaceuticals, Inc., and ViroPharma, Inc. were contributors to the portfolio’s performance in the pharmaceuticals sector. Barr is one of the world’s largest makers of generic drugs. We believe generic drug makers are positioned to benefit from an improved pricing environment, growing unit demand, industry consolidation, and favorable political and regulatory environments. We eliminated our position in Barr shares, however, after the stock soared on news that the company was being acquired by another generic drug maker, Teva Pharmaceutical Industries, Inc. Like Millennium and Barr, development-stage biopharmaceutical company Lev Pharmaceuticals rose on acquisition/consolidation developments. In July, ViroPharma, a biotechnology company with a focus on developing treatments for serious diseases, announced that it would acquire Lev. The portfolio established a position in ViroPharma shares prior to the announcement in April 2008. Health care providers and services holding, Aetna, Inc. was a notable detractor from the portfolio’s return. Health insurers in general were hit by worries about higher medical loss ratios and accelerating medical cost trends. The weakness also reflected an extension of investor concerns about the financial well-being of non-health care insurance companies. We believe Aetna’s balance sheet and investment portfolio remain solid and appropriately positioned for the shorter-duration
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health care business. Unlike most of its peers, Aetna maintained its double-digit earnings per share (EPS) and revenue growth guidance for 2008, suggesting that better execution and solid management can drive EPS growth even in a cyclical downturn.
     In pharmaceuticals, Elan Corp. P.L.C. and XenoPort, Inc. hurt portfolio returns. Elan fell on discouraging Phase II clinical trial data for its Alzheimer’s drug candidate Bapineuzumab. While the drug increased the cognitive ability of patients lacking a gene known as “ApoE4”, it was ineffective in patients with the gene. More troubling, it raised the risk of a potentially serious side effect, a build-up of fluid in the brain known as vasogenic edema. Bapineuzumab has been touted as the first drug to potentially slow progression of Alzheimer’s, rather than just treat symptoms. Elan shares were also hit by reports of new cases of progressive multifocal leukoencephalopathy, a rare and often fatal viral disease, in multiple sclerosis patients using the company’s drug Tysabri. We closed the portfolio’s position in Elan in October. XenoPort withdrew its new drug application for Solzira in the treatment of restless legs syndrome (RLS) to reformat data from a Phase III study. The Food and Drug Administration (FDA) did not express concerns about the content of the application, but the withdrawal will delay milestone payments of $23 million from partner GlaxoSmithKline P.L.C. to XenoPort. We expect refiling in the first quarter of 2009 and approval in early 2010, a delay of about three to six months, which should not materially affect the sales potential of Solzira for RLS. The drug has been shown to significantly improve symptoms of the neurological movement disorder, which include uncontrollable urges to move the legs and painful sensations that often lead to insomnia. Incyte Corp. Ltd. and Vanda Pharmaceuticals, Inc. hurt portfolio performance in the biotechnology sector. Incyte, which focuses on developing proprietary small molecule drugs to treat various diseases, fell even though data from a Phase II clinical trial showed that its drug candidate “INCB18424” reduced the symptoms of rheumatoid arthritis. The decline in Icyte shares may have reflected concerns that despite Incyte’s strong cash balance, additional capital may be required to fund development in what is becoming an increasingly challenging financing environment. Vanda’s stock fell after the FDA rejected its experimental schizophrenia treatment, Iloperidone, prompting it and partner Titan Pharmaceuticals, Inc. to put the program on hold. The portfolio’s position in Vanda was eliminated in July.
     We strive to construct a diversified portfolio that draws on rigorous research and bottom-up stock selection. In all areas, we look for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.
Mid-Cap Equity Portfolio (formerly called Mid-Cap Value)
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Mid-Cap Equity Portfolio returned -39.00%, compared to a -41.46% return for its benchmark, the Russell Midcap Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Equity markets experienced one of their worst years in history amid further signs of a deepening recession, as home prices continued to fall and labor markets deteriorated. The credit markets were under continued stress with the Ted (Treasury and Eurodollar) spread. As the Ted spread increases, default risk is considered to be increasing and with that, comes increased credit risk. Ted spread can act as a barometer of banks’ willingness to lend to each other at unusually high levels, as financial institutions remained wary about credit risk. Not only have the world’s largest economies (the U.S., Europe, and Japan) faltered into recession, but the slowdown has also revealed the vulnerability of emerging economies, and sent the prices of many commodities to the lowest levels seen in recent years. Oil prices, which earlier this year traded above $140 per barrel, plunged to five-year lows. The result was a growing focus on the risk of deflation; central banks around the world took aggressive moves in collaboration with the Fed, which cut interest rates to near zero. Recent declines in gasoline prices and mortgage rates will likely bring some much-needed relief to U.S. consumers. While the financials and other cyclical sectors were hardest hit during the year, no sector was immune to the decline. The consumer staples sector was one of the best-performing sectors overall, followed by other defensive sectors such as utilities and health care. Conversely, a persistent global credit crunch and falling asset prices continued to weigh on financial stocks, despite the U.S. Government’s efforts to inject needed capital into the banks. The consumer discretionary sector also posted large losses due to concerns over the future of the U.S. auto industry and overall
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weak consumer spending. In addition, the energy and materials sectors were weak on the back of slowing global demand, despite the sharp outperformance of these sectors in the first half of 2008.
     During the reporting period, the portfolio’s performance benefited from stock selection in the health care sector, as shares of Omnicare, Inc. performed well amid a difficult market environment. Omnicare, an institutional pharmacy services provider, rose sharply after the company’s most recent earnings were better than expected, driven by increased availability and use of generic drugs, as well as management’s cost cutting initiatives. Also a contributor to the portfolio’s performance within the health care sector, were shares of Warner Chilcott, Ltd. performing well on a relative basis, as their most recent earnings results were better than expected as a result of lower costs. Stock selection in the financials sector also benefited the portfolio’s performance. Holdings in regional banks that we, at Lazard, believe are well funded through large deposit bases, such as Hudson City Bancorp, and that avoid many of the companies most impacted by the credit crisis also contributed to the portfolio’s performance. Also within the financials sector, Public Storage REIT and insurers such as PartnerRe Ltd. and RenaissanceRe Holdings Ltd. held up well during the year and positively impacted the portfolio’s performance.
     Conversely, stock selection in the consumer discretionary sector detracted from portfolio performance. Some of the portfolio’s retail holdings, such as Liz Claiborne, Inc. and Brinker International, Inc. fell sharply amid one of the worst consumer spending environments in recent history. We believe Liz Claiborne is taking the right actions to solidify their business model in the longer term, and we feel that there is significant inherent value in the Liz Claiborne stable of brands. However, there is risk that the short-term impact of the credit market could present a liquidity problem if the consumer spending environment is weaker than anticipated. Therefore, the portfolio’s position was sold. Shares of Brinker International, a U.S. restaurant operator, fell sharply after the company announced lower-than-expected earnings as a result of lower customer traffic and increasing margin pressures. The portfolio’s position in Brinker International was also sold as liquidity concerns mounted amid the very difficult environment. Stock selection in the industrials sector also detracted from performance over the year, as shares of Textron, Inc. declined. Investors were concerned about the business jet cycle, as well as Textron’s finance subsidiary’s ability to issue commercial paper in the challenging environment. Stock selection in the consumer staples detracted from returns, as holdings such as Coca-Cola Enterprises, Inc. and Smithfield Foods, Inc. declined. Smithfield Foods, the world’s largest hog producer and pork processor, declined after reporting disappointing earnings as a result of surging feed costs. Coca-Cola Enterprises, a company that bottles and distributes the Coca-Cola Company’s beverages, declined after reporting disappointing earnings for the most recent quarter. Sales in North America were hurt by slowing demand for immediate-consumption products due to slower traffic at gas stations and convenience stores.
     Investors have come to a reluctant realization of the severity of the economic crisis, and we believe the impact of deleveraging after years of financial excess will continue to be felt in many parts of the economy. As U.S. Government intervention attempts to stabilize the financials sector and facilitate economic recovery through eliminating toxic assets, deleveraging banks, and injecting capital into the system, the result may be a more prolonged, but less severe, economic downturn. Either way, the system must deleverage to a new equilibrium. However, the recent volatility in the markets has created opportunities to purchase leading companies at historically low valuations. We believe our consistent qualitative and quantitative approach to investing in high-quality, attractively valued companies, with solid balance sheets, strong free cash flow and attractive valuations, will position us well to weather this period of market turbulence.
Large-Cap Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Large-Cap Growth Portfolio returned -50.47%, compared to a -38.44% return for its benchmark, the Russell 1000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fourth quarter of 2008 capped off an extremely difficult year in both the global stock and bond markets. The S&P 500 Index posted its worst year since the 1930’s and corporate bond yields soared to extreme levels relative to U.S. Treasuries. The significant increase in the cost of capital greatly
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depressed stock valuations. Although the economy held up relatively well for the first three quarters of the year, mounting credit concerns put immense pressure on global economic growth, which led to a major sell off in global equity markets in the fourth quarter.
     The portfolio underperformed the benchmark due to poor stock selection in the technology, health care and materials sectors. A large underweight position in the consumer staples sector also hurt performance. Although there were few positive themes in 2008, the portfolio did have strong stock selection in the energy sector. Gilead Sciences, Inc., McDonald’s Corp., Exxon Mobil Corp., Jacobs Engineering Group, Inc. and Apollo Group, Inc. were the strongest absolute contributors to the portfolio’s performance during the time period. Shares of Gilead, the leader in HIV medicines, were up during the year due to strong sales of its HIV product and the defensive nature of its stock as investors sought companies with visible earnings. McDonald’s Corp. had a strong year in 2008 as consumers reigned in discretionary spending and adopted more of a value proposition. The company posted their strongest sales growth outside of the U.S., while also continuing to perform well inside the U.S. Exxon Mobil Corp. was one of the few positive performing stocks for the portfolio’s performance because it was purchased after oil prices collapsed during the fourth quarter and at lower oil prices, the company had good valuation support. Jacobs Engineering Group, Inc., an engineering and construction company contributed positively to the portfolio’s performance when it was added to the portfolio late mid-year. The company generates a significant portion of revenue from energy-related and infrastructure projects. The stock was purchased in anticipation of new business opportunities from the expected fiscal stimulus package early in 2009. Apollo Group, Inc. was also purchased late in the year. The company offers higher education programs for working adults and many of the programs can be completed on-line. The company has been experiencing much better-than-expected enrollment growth as more people seek education while the economy struggles.
     Apple, Inc., Google, Inc., First Solar, Inc., Monsanto Co. and Transocean Ltd. had the largest negative impact on the portfolio’s performance during the year. Apple sold off aggressively throughout the reporting period as investors’ concerns grew over the decline in consumer spending on digital products and a weakening economy. Despite this, the company reported solid earnings throughout the calendar year as sales of its iPod, iPhone and iMac products remained resilient. Fundamentally, the company remains strong, evidenced by its cash position being equal to approximately 25% of its market capitalization. Google suffered throughout the calendar year as the economic slowdown had a material impact on spending for advertising globally. Despite this, Google reported decent quarterly results as more advertising dollars have been directed toward the internet versus traditional methods. Holdings of First Solar detracted from the portfolio’s performance during the second half of the year despite reporting strong quarterly earnings throughout the calendar year. Investors rotated out of the stock due to concerns that collapsing energy prices worldwide could reduce the consumer’s attraction to alternative energy solutions. Also detracting from the portfolio’s performance was Monsanto, as it declined aggressively in the second half of 2008 as falling commodity prices worldwide scared investors away from commodity-related stocks. Despite the fall in grain prices, Monsanto continued to post solid earnings results quarter after quarter. The beneficial effects of their genetically modified seeds for farmers worldwide is offsetting the fall in grain prices. Transocean Ltd. contributed negatively to the portfolio’s performance in the second half of 2008 as the collapse in energy prices curtailed investment spending on off-shore oil and gas drilling properties, which is Transocean’s primary line of business.
     In light of the equity market conditions of 2008, we, at Loomis Sayles, made some significant changes to the portfolio’s positioning. In the first half of 2008, the portfolio was positioned to capture strong secular growth in the energy and industrials sectors, evidenced by the portfolio’s overweight positions in both the energy and materials and processing sectors. Additionally, the portfolio was overweight in the financials and consumer discretionary sectors. Within the financials sector, the focus during the period was on non-credit sensitive companies such as asset managers, financial exchanges and transaction processing companies. In the consumer discretionary sector, we focused on internet-based companies, retailers and media companies. However, in the second half of 2008, as economic growth fell and commodity prices collapsed, the portfolio’s exposure in the energy and materials and processing sectors was reduced, but the portfolio remained invested in specific natural gas companies experiencing solid production growth. Furthermore, the portfolio’s exposure in consumer discretionary and financial services sectors was reduced. Within the consumer discretionary sector, the mix of companies in the portfolio was changed as it became evident that the consumer was in trouble. We re-focused the sector on discount-oriented retailers and restaurants as value-oriented purchases became more attractive. In the financials sector, the portfolio’s exposure to financial exchanges and investment banks was eliminated. The offset of these changes was an increase in the health care, consumer staples and integrated oils sectors as we identified companies with near-term earnings potential and valuation support.
     As we enter 2009, stock selection will remain paramount. We believe that the market environment remains challenging and trends in December were weak, with continuing job losses around the globe all of which are indications of weak consumer spending and slowing of industrial production. However, we believe that a significant amount of bad news is reflected in stock prices. Market indices have not revisited late November lows, central banks have continued to reduce rates in most major markets around the world to encourage resumption in bank lending, corporate bond spreads have shown some improvement in recent weeks and many governments are working to develop large fiscal stimulus plans that can be initiated in the coming months. With this as a backdrop, we continue to look for opportunities that can maintain the portfolio’s ability to rebound in 2009 if markets continue to improve. It is important to note that the heart of the portfolio’s growth strategy and investment process of looking for companies’ stock prices that the market has undervalued relative to future growth prospects will remain unchanged going forward.
International Large-Cap Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the International Large-Cap Portfolio returned -35.35%, compared to a -43.38% return for its benchmark, the MSCI EAFE Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market sector, lack of corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing The Bear Stearns Cos, Inc. to JPMorgan Chase & Co. (JPMorgan Chase); the conservatorship of Government Sponsored Enterprises (GSEs), Fannie Mae and Freddie Mac; the bankruptcy of investment bank, Lehman Brothers Holdings, Inc.; the Fed’s complex intervention with the insurance company, American International Group, Inc.; the nationalization of several large European banks; the failure of Washington Mutual, Inc.; and the distressed sale of Wachovia Corp. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though conditions improved toward the end of the period, the state of financial and macroeconomic dislocation remained severe. While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the emerging markets sector, the more powerful engine of global growth, also displayed weakening dynamics.
     During the reporting period, the Fed cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. Government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut interest rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did slowing global growth result in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated interest rate cut marked the beginning of much more aggressive easing by the major global central banks. Relative to its benchmark, the portfolio’s underweighted position in the financial services sector was the key contributor to the portfolio’s performance. Not holding financial services firm The Royal Bank of Scotland Group P.L.C. (U.K.) was a positive factor to the portfolio’s performance as the company’s stock significantly underperformed the benchmark. Favorable security selection in the basic materials sector was another positive area of relative portfolio performance. The portfolio’s holdings of flavors and fragrances company, Givaudan S.A. (Switzerland), was a top, relative contributor to the portfolio’s performance within this sector. Not owning underperforming mining operator Rio Tinto Ltd. (Australia) also contributed to the portfolio’s performance. The portfolio’s overweighted position in the consumer staples sector boosted relative results. Global food company Nestle S.A. (Switzerland) and household and industrial products manufacturer Kao Corp. (Japan) were among the portfolio’s top relative contributors within this sector. Stocks in other sectors that aided relative returns included pharmaceutical and diagnostic company Roche Holding A.G. (Switzerland), medical device manufacturer Synthes, Inc. (Switzerland), biopharmaceutical company Actelion Ltd. (Switzerland), and energy and environmental services giant GDF SUEZ S.A. (France). The portfolio’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the portfolio’s benchmark, holding cash helped performance versus the benchmark, which has no cash position. During the reporting period, the portfolio’s currency exposure positively impacted relative returns.
     The portfolio’s underweighted positions in the utilities and communications sectors were the primary factors detracting from performance relative to the benchmark. Not owning Spanish telecommunications’ company, Telefonica S.A., and strong-performing power supplier, The Tokyo Electric Power Co., Inc. (Japan), were key factors in this result. Security selection in the retail sector also dampened relative returns. British luxury clothing retailer, Burberry Group P.L.C., was a top relative detractor within this sector. In the leisure sector, stock selection also detracted from relative performance. Over the reporting period, the portfolio’s holdings of poor-performing U.K. gaming operator, William Hill P.L.C., was a top relative detractor. Elsewhere, banking operator Erste Group Bank A.G. (Austria), brewing giant, Heineken N.V. (The Netherlands), and postal system operator TNT N.V. (The Netherlands) hindered relative returns of the portfolio. Not owning pharmaceutical company Novartis A.G. (Switzerland); integrated oil
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company, BP P.L.C. (U.K.); and strong-performing German car maker, Volkswagen A.G., also detracted from the portfolio’s performance as these three firms outperformed the portfolio’s benchmark.
     We, at MFS, make investment decisions driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark. Our strategy uses a bottom-up investment style involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In selecting investments for the portfolio, the manager is not constrained to any particular investment style. The manager may invest the portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The portfolio normally invests at least 80% of its net assets in equity securities. Primarily the portfolio’s assets are invested in foreign securities, including emerging market securities. The manager may invest a relatively large percentage of the portfolio’s assets in a single country, a small number of countries, or a particular geographic region. The portfolio’s assets may be invested in companies of any size.
Small-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Small-Cap Value Portfolio returned -28.23%, compared to a -28.92% return for its benchmark, the Russell 2000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.
A. U.S. stocks experienced deep and broad-based declines in an economic pull-back/retrenchment, the likes of which have not been seen in decades. Investor concerns early in the year over higher oil prices and economic slowing were overshadowed in the second half by the failures of high-profile financial institutions. To boost confidence and reduce the depth of recession, the Fed cut interest rates to historic lows and announced plans to buy some $500 billion in mortgage-backed securities. Stocks rallied from late November through year end, recovering significant lost ground. The portfolio outperformed the benchmark but still lost substantial ground in a year of historic stock market declines. Widespread credit constriction and a decelerating economy led investors to divest riskier assets in favor of safer Treasury securities, prompting the slide.
     In absolute terms, the portfolio’s exposure to stocks in the industrials, energy and financials sectors contributed most significantly to the portfolio’s decline in performance. Among the industrials sector, shares of maritime, building materials and heavy equipment companies fell on economic weakness leading to lower commodity prices which had a negative impact on the portfolio’s returns. The portfolio’s overweight position in the energy sector contributed significantly to declines in its performance as falling oil prices hit oilfield services and exploration companies hardest. In addition to lowering revenues, falling oil prices serve to reduce the value of exploration companies’ reserves, which may serve as collateral on credit lines. In the financials sector, constrained credit conditions and a dimming economic outlook hurt small banks and REITs, causing the portfolio’s performance to decline.
     On a relative basis, stock selection decisions among materials companies and an underweight position along with stock selections in the consumer discretionary sector contributed to outperformance. In the materials sector, the portfolio’s positions in gold oriented companies benefited the portfolio’s performance. While demand for gold has grown, worldwide production has been declining and barriers to entry are high for the development of new mines.
     Current stock prices reflect an especially pessimistic view of the economy and investment environment, which provides potential for upside. Outside of the financials sector, companies generally appear to present solid balance sheets and stable cash flows. The Fed remains committed to restoring growth and stability. Fiscal policy is likely to include significant stimulus measures. In keeping with our value investing style, the portfolio remains fully invested in what we, at NFJ, believe are attractively valued, dividend-paying companies with the potential for stable future cash flow.
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Multi-Strategy Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Multi-Strategy Portfolio returned -44.98%, compared to a -37.00% return for its benchmarks, the S&P 500 Index and 5.24% for the Barclays Capital U.S. Aggregate Bond Index (formerly called the Lehman Brothers Aggregate Bond Index). Since this portfolio invests in a mix of debt and equity securities, it has two broad-based benchmarks.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended December 31, 2008, the portfolio underperformed both of its benchmarks. While several factors materially contributed to the portfolio’s disappointing results, two key factors propelled the portfolio’s underperformance this period: the overwhelmingly volatile and declining market backdrop that dominated 2008 and severe underperformance in the portfolio’s bond component. As major banks collapsed during the period and the after-effects of the 2007 sub-prime mortgage crisis continued to unfold, virtually all industry sectors within the broad equity markets (as measured by the S&P 500 Index) posted double-digit negative returns. Meanwhile, with the exception of U.S. Treasuries, most non-Treasury sectors of the U.S. bond markets fell dramatically. In such an environment, opportunities for relative outperformance, much less positive total return were scarce, and as such, the portfolio’s performance potential was severely limited.
     Although, in Oppenheimer’s opinion, the portfolio was structurally sound and positioned well during the challenging market conditions (through its underweight positions in equity securities overall and in financials and energy stocks), this prudent posture could not overcome the damaging effect of the sharp decline of the bond component of the portfolio, which was the second major source of the portfolio’s underperformance. On its own, the bond component significantly lagged its fixed-income benchmark, thereby hurting the portfolio’s returns markedly. Four negative factors led to the portfolio’s bond component difficulties: first, the portfolio’s investments in commercial mortgage-backed securities (CMBS) detracted from the portfolio’s performance most significantly, an area that, in our opinion, was unfairly shunned by the market due in part to investors’ overly pessimistic expectations for defaults; second, detracting significantly from the portfolio’s performance was investments in non-agency, residential mortgages or mortgage-backed securities (MBS); third, was the portfolio’s allocation to longer-maturity, investment-grade financial bonds; and finally, the least significant, yet still negative influence to the portfolio’s bond component returns, was the short-maturity, high yield bond allocation.
     A similar theme lies behind the first three factors compressing the bond component’s returns this period. While 2008 was a difficult year for all fixed-income securities except Treasuries, conditions worsened late in the third quarter of the year when Lehman Brothers Holdings, Inc. collapsed. Subsequent panic selling by many hedge funds, along with the U.S. Government’s passive response to the Lehman Brothers Holdings, Inc. event, helped drive a wide wedge between fixed-income security values and actual, underlying fundamentals. The resulting dislocation between security prices and issuer fundamentals created a situation in which even high quality fixed-income assets suffered, including residential mortgages backed by prime, highly rated borrowers and AAA rated CMBS, both of which were emphasized in the bond component of the portfolio and detracted from its performance. Even though the U.S. Government became a senior debt-holder of many now-rescued financial names, any corporate credit associated with the financial sector, including the highly rated names caused the portfolio’s performance to suffer. The portfolio’s investments in short-term, high yield bonds derived mixed results in performance. A large portion of the portfolio’s holdings in this area performed well, maturing as expected and experiencing no defaults. Conversely, the portfolio’s exposure to high yield debt of auto-related companies and auto financing entities, severely detracted from its returns, eclipsing most of the portfolio’s gains from the non-auto related high yield holdings.
     The portfolio’s equity component fared better, thanks in large part to the portfolio’s overall defensive posture that consisted of an underweight position in equity securities, as well as active management of the equity component’s allocation of stocks from select industry sectors. For example, the underweight exposure to financial stocks strongly benefited the portfolio’s performance. As major financial institutions either faced or neared bankruptcy in 2008, both the headline news as well as investors’ fears concerning financial services companies caused the financials sector to end the year as the worst performing area of the domestic stock market. Similarly, the portfolio’s underweight positions in energy sector stocks benefited the portfolio
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markedly, as crude oil prices plummeted quickly in the third quarter from previous highs of approximately $140 a barrel to roughly $40 a barrel by the end of the reporting period. Ironically, in a more stable market environment, these decisions for the equity component of the portfolio would likely have significantly benefited the portfolio’s overall performance and improved its standing from a peer-group perspective. However, the magnitude of underperformance that was suffered in the bond component was significant enough that it eclipsed the value added by prudent, active management of the portfolio as a whole and its equity component. While the equity component of the portfolio performed according to our expectations and fared reasonably well amidst considerable market volatility, one factor proved to detract from its performance this year. Stock selection within the videogame sector caused our overall exposure to information technology (IT) stocks to lag. At year-end, negative pre-announcements by third parties hurt the prices of many videogame stocks, some of which the portfolio owned. In this regard, a small segment of the portfolio’s IT holdings lost ground and thereby, negatively impacted portfolio performance.
     Based on our longer-term perspective, we believe that our overall positioning and strategy will serve our long-term competitive performance. We believe that while market conditions change, our focus on individual security selection remains a steadfast process that will enable the portfolio to weather adversity for the long term.
Main Street Core Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Main Street Core Portfolio returned -38.87%, compared to a -37.00% return for its benchmark, the S&P 500 Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the twelve month period ended December 31, 2008, the portfolio underperformed the benchmark. We, at Oppenheimer, attribute the portfolio’s underperformance primarily to its overweight exposure to mid-capitalization stocks, which were hurt by broad-based market weakness in the second half of 2008 as a worsening recession and an intensifying financial crisis took their toll. Like most other asset classes, U.S. stocks declined sharply when a credit crunch that began in 2007 developed into a full-blown global financial crisis over the summer of 2008. Turmoil spread from the sub-prime mortgage sector of the U.S. bond market to other financial markets, including stocks, as investors became increasingly risk-averse. Declining asset prices compelled major financial institutions to write down or write off a significant portion of their value, creating losses that led to the insolvency of several major commercial banks, investment banks, mortgage agencies and insurers. After Lehman Brothers Holdings, Inc. declared bankruptcy in September 2008, banks and other lenders grew reluctant to extend credit even to their best customers, nearly leading to the collapse of the global banking system and reducing the availability of credit for businesses and consumers. Governments and central banks responded to the crisis with massive injections of liquidity, lower short-term interest rates and rescue packages for troubled industries. While these measures helped stabilize the crisis, credit markets remained fragile through the end of the year and business conditions continued to deteriorate.
     Meanwhile, a U.S. economic slowdown that began in late 2007 was exacerbated by the financial crisis, leading to a surge in job losses and additional pressure on slumping home prices. Cash-strapped consumers and anxious businesses curtailed spending, adding fuel to the downturn. The U.S. recession quickly spread to overseas markets, reducing previously robust demand for energy and building materials. Consequently, commodity prices that had reached record highs over the first half of the year plummeted over the second half.
     Investors, worried about these developments, engaged in a “flight to quality,” selling riskier assets, such as stocks, in favor of U.S. Treasury securities. Selling pressure appeared to be indiscriminate as investors rushed for the exits, punishing stocks of fundamentally sound companies along with less healthy ones. Although the financial institutions at the epicenter of the crisis were mainly very large companies, the “flight to quality” was particularly damaging for medium-sized businesses, which historically have been more volatile than their larger counterparts. Not surprisingly, the bear market was especially severe for traditionally economically-sensitive sectors, such as the industrials and information technology sectors, while areas
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whose fortunes rise and fall with commodity prices, such as energy and basic materials producers, also were hard hit. Conversely, the historically defensive consumer staples and health care sectors held up relatively well.
     In keeping with the portfolio’s strategy, the portfolio’s assets were invested in accordance with the signals generated by our multi-factor quantitative models, including a newly developed model designed to consider unusually volatile market conditions. Beginning in the spring of 2008, our market-capitalization models began to suggest that mid-capitalization stocks were more likely to advance than mega-capitalization stocks. Therefore, the portfolio’s average market capitalization was gradually reduced toward the smaller-capitalization end of the spectrum. This shift helped support the portfolio’s relative performance in the second quarter of the year but detracted in the third and fourth quarters as the financial crisis intensified. A rally over the final weeks of the year was especially pronounced among mid-capitalization stocks, helping to offset a portion of the previous decline.
     Our security selection models produced mixed performance results for the portfolio in 2008. Not surprisingly, the financials sector ranked as the S&P 500 Index’s worst performing area due to the effects of the financial crisis on major financial institutions. Our models assigned relatively low rankings to large financial institutions, resulting in the portfolio’s underweight exposure to financial institutions which helped cushion the portfolio’s losses in the sector. By summer, the portfolio held few of the major securities at the epicenter of the financial crisis, and the portfolio’s losses were lessened by reducing certain positions in firms such as Lehman Brothers Holdings, Inc. before it declared bankruptcy in September 2008. Instead, the portfolio’s focus was on smaller-capitalization companies, such as property-and-casualty insurers, which held up relatively well.
     Strong results compared to the benchmark in the financials sector were more than offset by shortfalls in other areas. An overweight position in the consumer discretionary sector and an emphasis on smaller-capitalization stocks detracted from the portfolio’s relative performance. The portfolio’s underweight exposure to the traditionally defensive health care sector also hampered results, as did a focus on managed care companies. Generally, sound stock selections in the consumer staples area could not make up for underweight exposure to the benchmark’s top performing consumer staples sector.
     As of year-end, our models have continued to indicate that smaller-capitalization stocks generally are better positioned than very large-capitalization stocks in the current market environment. However, to remain consistent with the portfolio’s large-capitalization mandate, we are unlikely to further reduce the portfolio’s average market capitalization. Our models recently have assigned higher rankings to stocks in the information technology, energy, industrials, materials and consumer discretionary sectors, suggesting to us that low expectations for these economically sensitive sectors in 2009 are already reflected in their stock prices. Conversely, our models have found relatively few opportunities in the consumer staples, health care, financials and utilities sectors. Finally, as always, the portfolio has remained fully invested and broadly diversified.
Emerging Markets Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Emerging Markets Portfolio returned -47.68%, compared to -53.33% return for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Although the portfolio experienced a sharp decline on an absolute basis during the twelve month reporting period ended December 31, 2008, it did, however, outperform its benchmark. During the reporting period, the severe global credit backdrop and worldwide fear of a global economic slowdown and entrance into a recessionary period contributed to a global stock market sell-off. Emerging market equities generally experienced sharply depressed prices as a result. We, at Oppenheimer, have been proponents of the view that emerging markets are generally overvalued, over-owned and ripe for a meaningful correction. Growth expectations in emerging markets had buoyed sentiment prior to the reporting period driving the broad MSCI Emerging Markets Index to all time highs. However, a combination of extremely high valuations, rising global inflation fears and the U.S. credit crunch led to a steep sell off. These events, in turn, had a spiral effect worldwide as global equity markets plummeted and commodity prices fell sharply, leading to a massive worldwide economic slowdown and recession. That said, the latter half of the reporting period was also a brutal one for
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equities in emerging markets. Many of the portfolio’s previously solid-performing stocks on a long-term basis suffered short-term steep declines. Within the telecommunication services sector, one of the portfolio’s largest holdings, Orascom Telecom Holding S.A.E., detracted from the portfolio’s performance substantially, as did all of the portfolio’s holdings in the telecommunication services sector. As of the end of the reporting period, the portfolio continued to hold Orascom; we remain enthusiastic about its potential. Information technology sector stocks were not as hard hit by the sudden free-fall in stock prices as most other sectors but still experienced significant declines. Within the information technology sector, Infosys Technologies Ltd., one of the portfolio’s largest holdings, declined in value over the last three months of the reporting period and detracted from the portfolio’s performance.
     The sectors that saw the steepest declines, mostly over the last half of the reporting period, were the industrials, consumer discretionary, energy and materials sectors. The portfolio finished the reporting period underweight in the energy sector, which helped relative performance of the portfolio as that sector was down the most over the reporting period. However, the portfolio’s largest holdings in the energy sector, OAO Gazprom and Petroleo Brasileiro S.A. (“Petrobras”), contributed negatively to the portfolio’s performance as virtually all energy stocks were hammered by falling oil prices and a massive stock sell-off in the category.
     On a relative basis, the portfolio was overweight in the consumer staples sector, which helped relative performance versus the benchmark as the consumer staples sector weathered the economic downturn and credit crisis better than other sectors. However, most of the portfolio’s holdings in this sector detracted from the portfolio’s absolute performance, such as Cencosud S.A. within the food and staples retailing sector and Fomento Economico Mexicano S.A.B. within the beverages sector. We believe that these stocks have long-term potential and continued to hold them at period end. The portfolio was also significantly underweight in the materials sector, which helped the portfolio’s relative performance as this sector experienced the second largest sharp declines after the energy sector. Within this sector, the portfolio’s holdings were down in value substantially, including Cia Vale do Rio Doce, Impala Platinum Holdings Ltd. and Anglo Platinum Ltd. The portfolio weathered the storm better than the benchmark in terms of the financials sector, finishing the reporting period underweight and with better stock performance than the benchmark. However, most holdings in the financials sector were down in value significantly, including HSBC Holdings P.L.C. and Group Financiero Banorte SAB de C.V.
     Although we do not yet believe the equity market retreat is entirely complete, we are beginning to see much larger pockets of opportunity emerging in these markets. As we have discussed in the past, we were highly skeptical of the emerging market’s ability to sustain the requisite growth needed to justify its high multiples, and hence we had taken a fairly defensive posture, especially in China where the portfolio is significantly underweight in the high universe of stocks. We believe that the correction is far from over. However, we are beginning to see selective value emerging and anticipate that the portfolio will become a more significant participant in Chinese equities as prices reach sensible levels. Despite changing circumstances, our investment philosophy remains consistent. We are growth investors in great companies with good economics and sensible prices. In volatile and momentum driven markets, controversy abounds. These are those unique moments to acquire significant positions in great long haul growth companies at reasonable prices.
Money Market Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Money Market Portfolio returned 2.36%, compared to a 2.06% return for its benchmark, the Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index and a 2.41% return for the Lipper Money Market Funds Index. The current yield measured during the seven-day period ended December 31, 2008 was 1.41%.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In response to a slowing economy and unprecedented events in the financial system, the Fed cut the Fed Funds rate seven times during the year, moving the rate from 4.25% at the start of 2008 to its year-end target, a range of 0.25% to 0.00%. In addition to the actions by the Fed, aggressive policy actions were also taken by the U.S. Department of the Treasury and U.S. Congress. For the year, the S&P 500 Index declined 37.00%, its third
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worst reading ever; oil retreated from a high of $147 a barrel in July to a low of $35 in December. The financial sector was also beset by difficulties throughout the year. The Bear Stearns Cos., Inc. was taken over by JPMorgan Chase in a government-assisted transaction; the U.S. Government’s Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship; Lehman Brothers Holdings, Inc. filed for bankruptcy; the Fed loaned American International Group, Inc. $85 billion in an effort to prevent bankruptcy; Washington Mutual, Inc., after being placed into receivership, saw the majority of its assets sold to JPMorgan Chase; a major money market fund broke a buck; and U.S. Congress agreed to provide $17.40 billion in loans to General Motors Corp. (GM) and DaimlerChrysler Finance North America LLC (Chrysler). In one of the more widely discussed programs, U.S. Congress authorized the use of $700 billion through TARP. Approximately half of the TARP funds have been allocated through the end of 2009 with the majority of that amount used to purchase preferred stocks in support of more than two hundred banks. Liquidity concerns and market volatility were heightened in the first half of 2008, but increased significantly in the second half of the year. The Lehman Brothers Holdings, Inc. bankruptcy in mid-September intensified these already elevated levels. As concerns around credit exposures in money market funds rose, outflows from these funds began. In order to remain liquid, many money market funds invested a large percentage of their assets overnight which exacerbated some of the dislocations in the short term funding markets. Given the importance of the money market industry, there were multiple U.S. Government programs enacted to reduce stresses in these markets. Several were directed at money markets funds and their investors, with others focused on frequent issuers of short term debt. These programs were largely successful and as the fourth quarter of 2008 progressed, short term funding markets began functioning more efficiently.
     The events during 2008 created two different dynamics for the portfolio’s management. Starting in March 2008, in anticipation of future rate cuts by the Fed, we, at Pacific Asset Management began to lengthen the weighted average maturity (WAM) of the portfolio in order to lock in higher yields. As the year progressed, however, the stresses in the short- term markets increased and maintaining strong liquidity became more significant. Beginning in September, we felt it prudent to shorten the WAM in order to limit credit risk and increase the liquidity of the portfolio. This “shortened” WAM remained in place for the majority of the fourth quarter with typical year-end pressures magnifying the effect. Additionally, the absence of asset backed commercial paper (ABCP), structured investment vehicles (SIVs), or broker-dealer investments in the portfolio was beneficial to the portfolio’s liquidity.
     Our investment strategy is weighted towards liquid, top-tier U.S. industrial issuers with a mix of financial and banking related paper, as well as certain floating rate notes and certificates of deposits. We continue to manage our focus on stability, liquidity, and current income through a consistent, disciplined investment approach emphasizing industry and asset type diversification.
High Yield Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008 the High Yield Bond Portfolio returned -22.20%, compared to a -25.88% return for its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index and a -26.17% return for the Credit Suisse (CS) First Boston High Yield Index. The portfolio’s benchmark was changed to the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index to provide a better comparison to the manager’s style of investing.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. 2008 saw some unprecedented events in the financial sector and some unprecedented government responses as the fixed income markets endured the most significant credit crisis since the Great Depression. The U.S. Government placed Fannie Mae and Freddie Mac into conservatorship; Lehman Brothers Holdings, Inc. filed for bankruptcy; the Fed loaned American International Group, Inc. $85 billion in an effort to prevent bankruptcy; Washington Mutual, Inc., after being placed into receivership, saw the majority of its assets sold to JPMorgan Chase; a major money market fund broke a buck; and the U.S. Congress agreed to provide $17.4 billion in loans to General Motors Corp. and Daimler Chrysler A.G. In one of the more widely discussed programs, the U.S. Congress authorized the use of $700 billion through TARP. Approximately half of the TARP funds have been allocated through year-end with the majority of that amount used to purchase preferred stocks in support of more than two hundred banks. High yield bonds
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suffered the worst returns in their history as the portfolio’s benchmark finished 2008 at -25.88%. Prior to 2008, the lowest calendar year return for this index was -5.79% in 2000. Market performance in the first half of 2008 was relatively unchanged even as economic headwinds were mounting. Almost all of the battering took place in the second half of the year as the economic downturn intensified and liquidity was seizing up across many financial markets. The lack of liquidity resulted in some heavy technical pressures in high yield bonds. Hedge funds, broker dealers and fund managers were forced to sell high yield assets due to redemptions and deleveraging of balance sheets. Rising default expectations and risk aversion pushed supply onto the market creating one of the most difficult market environments on record for the asset class. Issuance among high yield borrowers was muted throughout the year resulting from a persistent lack of investor demand which raised the required yields for new deals and thus caused issuers to postpone bond issuance. Volatility in this asset class contributed to year end spreads at historical highs.
     For calendar year 2008, within the index, returns by credit quality reflected the overall flight to safety. Bonds with a credit rating of “Ba”, as defined by Moody’s, were the top performers, returning -17.30%. Bonds rated “B” followed with a return of -26.40%. “Caa” and “Ca/D” rated issues plunged 43.94% and 47.93%, respectively. The portfolio was underweight relative to the benchmark in credits rated CCC and below, which helped contribute to relative performance. Other positive contributors to the portfolio’s relative performance were overweight positions versus the benchmark in the environmental, wireless and health care sectors. Detractors from the portfolio’s relative performance included an underweight position in the home construction sector and an overweight position in the media-cable sector. Several portfolio holdings, including Allied Waste North America, Inc., DRS Technologies, Inc. and Hercules, Inc. contributed to the portfolio’s performance from merger and acquisition (M&A) activity. The strong wireless performance was due to M&A activity which resulted in attractive take out prices for ALLTEL Corp. and Centennial Communications Corp. bonds. On the negative side, chemical companies like Ineos and Lyondellbasell underperformed the high yield market and detracted from the portfolio’s performance.
     Moody’s has projected a sharp rise in the high yield bond default rate from about 4% in 2008 to approximately 15% in 2009. As a result, we, at Pacific Asset Management, will look to maintain the quality of issues in the portfolio and will continue to seek high yields while addressing risk by looking for securities that offer the highest yields for their credit ratings. In addition, we plan to add to more defensive sectors such as telecommunications, health care and utilities and plan to maintain low exposure to more economically vulnerable industries such as chemicals, retail, gaming, and discretionary consumer products.
Managed Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Managed Bond Portfolio returned -1.71%, compared to a 5.24% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly called the Lehman Brothers Aggregate Bond Index).
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Over the twelve months ended December 31, 2008, interest rates fell worldwide and yield curves in the U.S., Europe, and the U.K. steepened as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets during the early part of the year, the Fed continued to ease the monetary policy, reduce the Fed Funds rate by 2%, and took several unconventional steps as follows: several hundred billion dollars of liquidity facilities were made available to the U.S. financial system against an expanded range of collateral; its discount window to investment banks was opened; and finally, the rescue of The Bear Stearns Cos, Inc. was arranged.
     During the middle part of the fiscal year, the central bank paused to reassess a U.S. economy buffeted by conflicting pressures of weakening economic indicators on one side and the threat of inflation on the other. However, the crisis, which was originally thought to be contained within the housing market, gradually spread to the corporate sector. The month of September featured a succession of shocking events. These included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac and insurer American International Group, Inc., as well as the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization or transformation into bank holding companies.
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     In early October, the U.S. Congress approved, the $700 billion program called TARP which was proposed by the U.S. Treasury and the Fed to help unclog the flow of credit. As economic data continued to show a weakening economy in the midst of a deep recession, forceful action was taken by the FOMC. In addition to the previously announced U.S. Government programs and continued Fed Funds rate cuts aimed to get the economy growing again, the FOMC stated it would target the Fed Funds rate between 0.25% and 0.00%. Other factors that attributed to the portfolio’s positive/negative performance vs. the benchmark are as follows:
     exposure to short maturities in the U.S. and U.K. via money market futures was positive for the portfolio: policy initiatives helped push interbank lending rates down toward more typical levels;
     overweight to agency mortgage-backed securities detracted from performance: as the financial system de-levered, large institutions sold their most liquid assets to raise cash; in many cases, their most liquid assets were agency mortgage-backed securities. As such, spreads on agency mortgages widened to well over 2% over U.S. Treasuries;
     overweight to financials sector was negative for the portfolio: when The Bear Stearns Cos., Inc. was taken over by JPMorgan Chase with U.S. Government assistance in March, we, at PIMCO, saw opportunities in banks under the umbrella of the federal government, banks that we felt were “too intertwined to fail”. One of the financials, unfortunately, stood outside this umbrella; as a result, it was a significant detractor from portfolio performance. The portfolio’s overweight position to other financials hurt performance as well;
     swap spread curve steepening bias: the swap spread curve inverted in August of last year. Since then, the inversion has grown larger, culminating in September with two year swap spreads reaching near 1.6% and thirty year swap spreads turning negative. The portfolio has been positioned in this manner since late last year for a re-steepening of the swap spread curve. In October of this year as LIBOR fell sharply, we began to see the positive effects of this trade where the portfolio is long the front-end of swap curves and short the back-end. In November, 30-year swap spreads dipped sharply negative, falling as low as -0.6%. This was one of the material detractors to portfolio performance; and
     exposure to emerging market (EM) currencies was a detractor from portfolio performance: we expected EM currencies to outperform developed currencies given strong reserve balances and monetary policy bodies that were tightening to contain inflation, rather than cutting. However, in the past six months, EM currencies detracted from performance as effects of the global slowdown have been felt in places like Brazil, Mexico, and Southeast Asia.
     In 2009, we expect pressures of global deleveraging to drive developed economies into one of the most severe recessions since World War II. We believe that conditions should improve by 2010 as policy responses in the U.S. and elsewhere gain traction, and that recovery of risk appetites in financial markets will be a leading indicator for recovery. It is our opinion that a global depression, while possible, is a low probability outcome that policymakers will exhaust all realistic options to avoid. For the upcoming year we believe that:
     financial markets are likely to recover before the broader economy: signs that policies such as Fed liquidity injections and U.S. Government support for the financial sector are gaining traction will likely come first from revival of risk appetites in financial markets. Valuations of many assets have fallen to compelling levels amid forced selling by over-levered investors. Moreover, a portion of the downside will now be covered by the U.S. Government for investments in industries such as financial services, housing and potentially autos;
     support for financial institutions will continue in the U.S. and elsewhere: the response to institutional risks posed by deleveraging has been the assumption by governments of assets from troubled private banking sectors, in what amounts to creation of a government-sponsored private banking system. Establishment by the U.S. Treasury of a lending facility for asset-backed securities (auto loans, student loans and credit cards) is the latest example;
     support for the consumer: besides the institutional risks posed by deleveraging, the U.S. and other economies face the potential for a sharp reduction in consumer spending — plans for substantial fiscal stimulus in the U.S., China and elsewhere should mitigate this risk and help prevent a collapse in consumption;
     Europe, the U.K. and Japan also in recession: investment and exports were the main drivers of the Eurozone’s recent growth, but final demand in Europe will not be insulated from the global credit crunch; the U.K. is even more vulnerable than Europe because of its higher consumer debt and the potential for a major real estate correction. The global financial crisis hit Japan through the rally in the yen, which hurt exports, as well as a fall in the Japanese stock market. With external demand the only potential growth engine, Japan’s recession should continue through 2009;
     headwinds for emerging economies: major emerging economies such as Brazil, Mexico and Russia are not expected to contract but they will face strong headwinds as their exports to developed countries slow and credit markets remain restrictive. Weaker external demand will also help cool China’s rapid expansion, though the Chinese government’s plan for massive fiscal stimulus indicates that it will do what is necessary to prop up domestic demand; and
     inflation subdued over the cyclical time frame: large and growing excess capacity as the economy weakens will fuel disinflation and may even create deflation for a time over the next year. While the Fed has injected huge levels of liquidity into the financial system, transmission of these reserves out into the broader economy has been constrained by strong demand for cash among financial institutions and consumers. Cash hoarding should help keep inflation subdued over a cyclical timeframe.
     With respect to strategy, PIMCO plans to focus less on interest rate strategies and more on high quality assets that offer attractive yield premiums. We will target near-index duration as interest rates are unlikely to fall much from current low levels. We also plan to decrease exposure to strategies that may gain from a steeper yield curve, especially in the U.S. As monetary conditions in the U.K., Europe and Australia ease, we will likely decrease similar curve positions there as well. We expect to retain an overweight position to agency mortgage pass-throughs as these bonds currently offer yields well above Treasuries but with similar credit quality in light of expected U.S. Government support. We will emphasize debt securities of financial institutions that are supported either by TARP capital, FDIC guarantees or access to the Fed’s liquidity facilities. We will also look to own real return bonds, which typically offer an explicit government guarantee and where valuations reflect unrealistically low expectations of long run inflation. We plan
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to hold high quality municipal bonds, especially longer maturities, which present minimal default risk and offer historically attractive yields compared to taxable bonds. Lastly, we will continue to own upper tier non-agency mortgages and asset-backed bonds that offer compelling yields.
Inflation Managed Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Inflation Managed Portfolio returned -9.34%, compared to a -2.35% return for its benchmark, the Barclays Capital U.S. TIPS Index (formerly called the Lehman Brothers Global Real: U.S. TIPS Index) and a 12.39% return for the Barclays Capital U.S. Government Bond Index (formerly called the Lehman Brothers Government Bond Index).

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Massive deleveraging originating in the sub-prime debacle shook the global financial system in 2008. It produced a credit contraction that continues to agitate markets and economies worldwide.
     Treasuries outperformed other fixed-income sectors by a wide margin for all of 2008 as investors sought refuge from financial market turmoil. Yields on the shortest maturity Treasuries plunged more than 3.0% during 2008, while yields on Treasury notes and bonds fell as much as 2.28%, amid a stampede by investors to liquidity and safety. Risk appetites weakened substantially as the credit crisis reinforced expectations of a prolonged global recession and disinflation. The ten year Treasury bond benchmark yielded only 2.22% at the end of the year, near a record low and 1.6% lower than at the beginning of the fourth quarter.
     Treasury Inflation-Protected Securities (TIPS) returns were negative for all of 2008 as real interest rates rose amid the global deleveraging process that weighed on most asset classes. The Barclays Capital U.S. TIPS Index returned -2.35% for the full year. The ten year TIPS benchmark yielded 2.14 % at year end, 0.41% higher than at the start of 2008. Other factors attributed to the portfolio’s positive/negative performance vs. the benchmark are as follows:
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     TIPS security selection focused on longer dated maturities: contributed to the portfolio’s performance as real yields declined on these issues as markets priced in the long-term inflation risks of stimulative government policy;
     exposure to short maturities in the U.S. and U.K. via money market futures: added to the portfolio’s performance as policy initiatives helped move interbank lending rates down toward more typical levels, benefiting the portfolio’s performance;
     strategies benefiting from yield curve steepening in Europe: benefited the portfolio’s performance as short-term rates continued to fall more than long-term rates amid economic slowing and expectations of policy rate cuts by the European Central Bank, the portfolio’s performance improved;
     holdings of agency mortgage pass-through securities: detracted from the portfolio’s performance, as even these high quality bonds were adversely affected by global deleveraging; however, higher coupon yields mitigated this impact;
     small exposure to upper tier non-agency mortgages and other asset-backed securities: negatively impacted the portfolio’s performance. These assets reacted negatively to the U.S. Treasury’s refocusing of TARP away from direct mortgage investments; and
     modest holdings of financials sector credits: detracted from performance, as the flight to quality and liquidity of nominal Treasuries caused spreads to widen.
     In 2009, we, at PIMCO, expect pressures of global deleveraging to drive developed economies into one of the most severe recessions since World War II. We believe that conditions should improve by 2010 as policy responses in the U.S. and elsewhere gain traction, and that recovery of risk appetites in financial markets will be a leading indicator for recovery. It is our opinion that a global depression, while possible, is a low probability outcome that policymakers will exhaust all realistic options to avoid. For the upcoming year we believe that:
     financial markets are likely to recover before the broader economy: signs that policies such as Fed liquidity injections and U.S. Government support for the financial sector are gaining traction will likely come first from revival of risk appetites in financial markets. Valuations of many assets have fallen to compelling levels amid forced selling by over-levered investors. Moreover, a portion of the downside will now be covered by the U.S. Government for investments in industries such as financial services, housing and potentially autos;
     support for financial institutions will continue in the U.S. and elsewhere: the response to institutional risks posed by deleveraging has been the assumption by governments of assets from troubled private banking sectors, in what amounts to creation of a government-sponsored private banking system. Establishment by the U.S. Treasury of a lending facility for asset-backed securities (auto loans, student loans and credit cards) is the latest example;
     support for the consumer: besides the institutional risks posed by deleveraging, the U.S. and other economies face the potential for a sharp reduction in consumer spending. Plans for substantial fiscal stimulus in the U.S., China and elsewhere will likely mitigate this risk and help prevent a collapse in consumption;
     Europe, the U.K. and Japan are also in recession: investment and exports were the main drivers of the Eurozone’s recent growth, but final demand in Europe will not be insulated from the global credit crunch. The U.K. is even more vulnerable than Europe because of its higher consumer debt and the potential for a major real estate correction. The global financial crisis hit Japan through the rally in the yen, which hurt exports, as well as a fall in the Japanese stock market. With external demand the only potential growth engine, Japan’s recession should continue through 2009;
     headwinds for emerging economies: major emerging economies such as Brazil, Mexico and Russia are not expected to contract but they will face strong headwinds as their exports to developed countries slow and credit markets remain restrictive. Weaker external demand will also help cool China’s rapid expansion, though the Chinese government’s plan for massive fiscal stimulus indicates that it will do what is necessary to prop up domestic demand; and
     inflation subdued over cyclical timeframe: large and growing excess capacity as the economy weakens will fuel disinflation and may even create deflation for a time over the next year. While the Fed has injected huge levels of liquidity into the financial system, transmission of these reserves out into the broader economy has been constrained by strong demand for cash among financial institutions and consumers. Cash hoarding should help keep inflation subdued over a cyclical timeframe.
     With regards to strategy, we intend to focus less on interest rate strategies and more on high quality assets that offer attractive yield premiums. We plan to target near-index total duration as interest rates are unlikely to fall much from current low levels. We also expect to remain overweight U.S. TIPS, with a focus on long-dated issues. These securities should continue to benefit from the potential of stimulative fiscal and monetary policies to drive longer-term inflation risks higher. We plan to lighten exposure to strategies that gain from nominal yield curve steepening, focusing first on trimming such positions in the U.S. and then on the U.K., Europe and Australia as monetary conditions in these economies ease. We will maintain exposure to Agency mortgage pass-throughs as these bonds offer yields well above TIPS and with similar credit quality in light of explicit government support. We plan to emphasize debt securities of financial institutions that are supported either by TARP capital, FDIC guarantees or access to the Fed’s liquidity facilities. We expect to hold high quality municipal bonds, especially longer maturities, which present minimal default risk and offer historically attractive yields compared to taxable bonds. We will continue to own upper tier non-agency mortgages and asset-backed bonds that offer compelling yields. We also expect to hold modest levels of high quality, mainly locally issued emerging market bonds to capture attractive yield premiums. Lastly, we plan to retain a focus on cash, collateral and counterparty risk management as the credit crisis persists.
Comstock Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Comstock Portfolio returned -36.79%, compared to a -36.85% return for its benchmark, the Russell 1000 Value Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Fear and a major loss of investor confidence drove the stock market to one of its worst years in history. With stock and bond prices in a downward spiral and global recession imminent, risk aversion intensified and investors fled to cash and Treasuries. Stock market volatility registered extreme levels, leaving investors no escape from declining values. In this environment, both value stocks (in which the portfolio invests) and growth stocks sustained negative returns as did all segments of the market capitalization spectrum. Every sector of the market finished the year with double-digit declines. Relative to its benchmark, the portfolio’s performance was bolstered primarily by an overweight position in the consumer staples sector. Although the sector had a negative absolute return during the period, the sector sustained a smaller decline than other areas of the market, owing to its “defensiveness,” or lower sensitivity to economic conditions. Another positive contributor to the portfolio’s performance was the telecommunications services sector, in which the portfolio holds two stocks. The portfolio’s notable underweight position in the industrials sector helped the portfolio sidestep some of the sector’s weak performance, further benefiting relative performance.
     As compared to its benchmark, the chief detractor from relative performance was the portfolio’s significant underweight position in energy stocks. Very few energy stocks have looked attractive to us, even with oil prices falling dramatically in recent months, as energy companies for the most part have not yet had to adjust to the less robust economic scenario. The portfolio’s minimal exposure to the utilities sector was another area of relative weakness.
     The Van Kampen management team continues to position the portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value. At the end of 2008, over 45% of the portfolio’s holdings were held in what we believe to be high quality, yet undervalued growth companies exhibiting attractive future prospects and a healthy free cash flow. Many “cyclical” stocks (those in more economically sensitive sectors such as energy and industrials) still appear unattractive by our risk-reward standards. The financials sector remained the largest sector weight, broadly diversified across banks, brokerage and insurance stocks. In the health care sector, given the FDA’s more conservative stance, we are carefully evaluating the portfolio’s exposure to potential regulatory surprises.
Mid-Cap Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Mid-Cap Growth Portfolio returned -48.36%, compared to a -44.32% return for its benchmark, the Russell Midcap Growth Index.
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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The market environment was extremely challenging in the twelve month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the U.S. Government and the Fed intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2008. These events kept the stock market volatile through the end of the period. The mid-capitalization growth segment of the stock market, in which the portfolio invests, suffered a significant decline along with all other segments of the stock market during the period.
     Stock selection in the consumer discretionary sector had by far the largest negative impact on the portfolio’s relative performance, despite the positive influence of an overweight position to the sector. The main detractors within the sector were holdings in commercial services and hotel/motel stocks. Stock selection in the financial services sector was another relative detractor from the portfolio’s performance, which more than offset the benefit of an overweight position in the sector. Here, diversified financial services stocks were the primary area of weakness. The third largest area of relative underperformance came from stock selection in the technology sector, where holdings in computer services software and systems lagged.
     In contrast, stock selection in the other energy sector (includes oil and natural gas producers) was the largest positive contributor to the portfolio’s relative performance, primarily due to natural gas producers. However, an overweight position relative to the portfolio’s benchmark in the other energy sector (includes oil and natural gas) slightly offset some of the relative gain. Both stock selection and an overweight position in autos and transportation stocks added relative value to the portfolio, driven by miscellaneous transportation (logistics) holdings. Finally, the portfolio benefited from both stock selection and an underweight position in the producer durables industry sector. Within the sector, telecommunications equipment stocks were the strongest contributors to the portfolio’s performance.
     The Van Kampen management team views the market volatility as far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold high quality growth stocks in this portfolio that we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality, evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return. At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities elsewhere. We believe the portfolio is well positioned once the market again begins to differentiate on fundamentals.
Real Estate Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Real Estate Portfolio returned -39.99%, compared to a -37.73% return for its benchmark, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed compared to its benchmark during the period. The REITs market experienced a significant decline of 37.73% during the period, as measured by its benchmark. Despite the continued deterioration of the credit markets and the weakened outlook for economic growth, REITs posted modest gains through September. It appeared that movements in REITs share prices through September were most impacted by investor sentiment, as the sector may have been viewed as a defensive investment due to the lagged negative impact of a weaker economy on company earnings as well as limited transactional evidence of declines in asset values. In wide contrast, the REITs market subsequently declined 38.80% in the fourth quarter, as measured by its benchmark, reflecting investor concerns about growing evidence of an economic recession and further deterioration in the financial and credit markets. Indeed, the profound lack of debt capital and absence of liquidity for assets has caused companies to become highly conservative with regard to their capital planning, and investors to question the viability of a number of listed property companies facing significant upcoming debt maturities. Among the major U.S. REITs sectors, the apartment sector significantly outperformed; the office sector modestly underperformed and the retail sector significantly underperformed the benchmark. Apartment stocks appeared to outperform the benchmark as investors viewed them as marginally safer than other sectors given their favorable operating performance through the third quarter of 2008, despite a continued weak employment picture. Perhaps of greater importance was that these companies continued to have access to debt financing from Fannie Mae and Freddie Mac, which differentiates them from owners of commercial assets. The office sector modestly underperformed the benchmark as investors weighed the benefit of their longer-term lease structure versus the likely negative impact on leasing from continued corporate layoff announcements. The retail sector significantly underperformed as many expect that weaker retail properties may suffer meaningful occupancy declines due to store closures. In addition, the sector features a number of companies with higher than average leverage and near-term debt maturities, which investors believe will likely be problematic in the current credit environment.
     The smaller REITs sectors had the most significant disparities from the benchmark. The strongest performers were the storage and health care sectors, which are perceived as defensive sectors in a weak economic environment. The hotel REITs significantly underperformed the benchmark due to a continued weakening of demand. The weakest performer compared to the benchmark was the industrial sector, as investors became increasingly concerned that the massive global development business platforms for the two largest industrial REITs may be severely impaired in this economic environment and that these companies may face significant refinancing issues. Bottom-up stock selection contributed to performance and top-down sector allocation detracted from the portfolio’s returns. Stock selection in the shopping center, mall and apartment sectors benefited the portfolio’s performance, though this was partially offset by stock selection in the hotel and industrial sectors. From a top-down perspective, the portfolio benefited from positions that were underweight in the industrial sector, overweight in the apartment sector and from a higher than average level of cash. These positions were offset by the overweight position in the hotel sector and the underweight position in the storage and health care sectors.
     The real estate investment team at Van Kampen has maintained its core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at what we believe is the best valuation relative to their underlying asset values. Given the unprecedented current lack of clarity on underlying asset values due to the lack of liquidity for assets, we have favored stocks whose share prices already more than reflect prospective declines in underlying asset values according to our analysis. In addition, we are ensuring that the companies in the portfolio have well-positioned balance sheets to weather the current liquidity crisis and a capital plan that is appropriately conservative due to the uncertain timing of the recovery of the credit markets. Our company-specific research has led us to position the portfolio as overweight to a group of companies that are focused in the ownership of upscale urban hotels and apartment properties, and underweight to companies concentrated in the ownership of storage, industrial, health care and shopping center assets. We believe that over the medium and long-term, the best indicator for REITs valuations will be private real estate values, although there may be periods when the performance of the equity or debt markets may influence the sector. In addition, we note that the required returns from other asset classes may also affect strategic allocations to the sector. While it is likely that investors will be increasing the required return and risk premium on real estate investments, particularly due to higher expected returns from other assets and greater uncertainty over the outlook for fundamentals, we believe that longer-term investors will remain committed to maintaining a strategic allocation to the sector due to its expected returns and the diversification benefits from its lack of meaningful correlation to other asset classes.
See explanation of symbol on A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Small-Cap Equity Portfolio
Q. How did the portfolio perform over the year ended December 31, 2008?
A. For the year ended December 31, 2008, the Small-Cap Equity portfolio returned -26.11%, compared to a -28.92% return for its benchmark, the Russell 2000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. 2008 was a very difficult year for equity investors, as the markets succumbed to increasing concerns regarding the soundness of the U.S. financial system and the global economy. The Fed lowered interest rates aggressively throughout the year, and introduced unprecedented new tools to the financial markets in an attempt to calm investor fears and stop the deceleration in the economy. Risk aversion increased throughout the year as investors fled to the safety of Treasury securities and drove those yields to record low levels. Authorities were slow to recognize the magnitude of the financial crisis, but toward year end, policy actions directly targeted to the more illiquid sectors of the credit market provided near-term stability to risk assets. Despite these efforts and proposed policy initiatives however, the financial crisis continued to weigh heavily on underlying economic fundamentals during the reporting period. While the new initiatives partially alleviated the liquidity crisis that froze the credit markets during the fall months in the wake of the Lehman Brothers Holdings, Inc. bankruptcy, none of the actions to date nor any actions currently proposed addresses the root cause of the crisis, namely a lack of confidence in the financial system and in the financial intermediaries’ level of equity capitalization. Passing the TARP in the U.S. Congress during the fall months was a necessary first step in providing capital to the excessively leveraged banks and brokers, but most likely will not be enough on its own to end the current crisis. Lenders will not expand loan portfolios until they are confident that increased reserves are adequate and leverage on the balance sheet is reduced, which requires time. Volatility was very high during the year as leveraged investors, most notably hedge funds, were forced to sell equities as the public equity markets were one of the last remaining sources of liquidity. For much of the year, equity market price action reflected a material reduction in risk exposure and leverage rather than underlying fundamentals. While we anticipate that credit pressures will dissipate from the residential construction and residential mortgage portfolios in 2009, the crisis will continue to run its course and dramatically intensify for consumer lending, commercial construction, commercial mortgages, and commercial and industrial lending. Therefore, capital markets will remain volatile and range bound as the market struggles with discounting the timing of the economic bottom; the nature of the economic recovery; and unintended consequences of quantitative easing, material government participation in private markets, and the required funding of global sovereign deficits.
     With global monetary authorities now resorting to a zero interest rate policy initiative, we believe market participants should slowly begin to shift their focus away from capital preservation due to solvency risk or business model erosion and begin to focus on protecting capital via real return generation. Given the depth and breadth of the credit crisis, we, at Vaughan Nelson, have focused on companies that do not need to access the credit markets and over a year ago, eliminated exposure to companies that could potentially have debt rollover issues in a tight credit market. In addition, the cyclicality of the portfolio was reduced relative to its benchmark through reductions in the consumer discretionary sector early in the year and reductions in the industrials and energy sectors throughout the year. While we do not believe the secular trends that were in place prior to the credit crisis will materially change post crisis, we are not inclined to favor any single sector at this time. Given the significant dislocations that occurred throughout the reporting period, outstanding buying opportunities have developed in every sector, and we intend to continue to reposition the portfolio as these opportunities arise by implementing our bottom up value oriented investment process and focusing on companies that have a positive economic margin with stable to improving returns, that are valued at a discount to their asset value, or that have an attractive dividend yield and minimal basis risk.
     Although the portfolio declined in value on an absolute basis, it outperformed its benchmark during the reporting period. The materials and consumer discretionary sectors contributed strongly to the relative outperformance of the portfolio compared to its benchmark due to stock selection versus sector allocation. In the materials sector, stock selection contributed to results as the packaging companies benefited from declining input costs, while an underweight portfolio position in the weak consumer discretionary sector and strong relative performance from selected consumer companies all
See explanation of symbol on A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
benefited the portfolio’s performance results. Early profit taking during the spring and summer months in the energy sector also added value to the portfolio for the reporting period.
     In the financials sector, our long-standing underweight position in commercial banks due to their unattractive valuation detracted from the portfolio’s performance results, as banks performed relatively well late in the year on expectations of industry consolidation. Although subsequently reduced, the portfolio was not well positioned during the fall months in the industrial sector given exposure to global infrastructure development companies which weakened and detracted from the portfolio’s performance results when global growth slowed dramatically in the fourth quarter. An underweight position to the relatively strong utilities sector combined with mixed performance from the utility companies held in the portfolio, detracted from the portfolio’s performance results as well.

Explanation of Symbol for Pacific Select Fund Performance Discussion
~ Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)
     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire 6-month period from July 1, 2008 to December 31, 2008. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.
ACTUAL EXPENSES
     The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers (Note 3 to Financial Statements) and other expense reductions (Note 5 to Financial Statements). The “Ending Account Value at 12/31/08” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/08-12/31/08” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 1, 2008 to December 31, 2008.
     You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/08-12/31/08.”
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers and other expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.
     You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or Variable Contract costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period *
Portfolio	07/01/08	12/31/08	Ratio	07/01/08-12/31/08

Small-Cap Growth
Actual	$1,000.00	$628.80	0.83%	$3.40
Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22

International Value
Actual	$1,000.00	$590.60	0.89%	$3.56
Hypothetical	$1,000.00	$1,020.66	0.89%	$4.52

Long/Short Large-Cap
Actual	$1,000.00	$706.10	1.63%	$6.99
Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26

International Small-Cap
Actual	$1,000.00	$557.50	1.08%	$4.23
Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48

Equity Index
Actual	$1,000.00	$712.30	0.28%	$1.21
Hypothetical	$1,000.00	$1,023.73	0.28%	$1.42

Small-Cap Index
Actual	$1,000.00	$717.60	0.54%	$2.33
Hypothetical	$1,000.00	$1,022.42	0.54%	$2.75

Diversified Research
Actual	$1,000.00	$676.20	0.90%	$3.79
Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57

Equity
Actual	$1,000.00	$660.50	0.69%	$2.88
Hypothetical	$1,000.00	$1,021.67	0.69%	$3.51

American Funds Growth-Income **
Actual	$1,000.00	$697.90	0.63%	$2.69
Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20

American Funds Growth **
Actual	$1,000.00	$605.90	0.62%	$2.50
Hypothetical	$1,000.00	$1,022.02	0.62%	$3.15
See explanation of symbols on B-2

B-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period *
Portfolio	07/01/08	12/31/08	Ratio	07/01/08-12/31/08

Large-Cap Value
Actual	$1,000.00	$750.20	0.82%	$3.61
Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17

Technology
Actual	$1,000.00	$585.50	1.18%	$4.70
Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99

Short Duration Bond
Actual	$1,000.00	$963.10	0.64%	$3.16
Hypothetical	$1,000.00	$1,021.92	0.64%	$3.25

Floating Rate Loan
Actual	$1,000.00	$724.20	1.03%	$4.46
Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23

Diversified Bond
Actual	$1,000.00	$957.30	0.63%	$3.10
Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20

Growth LT
Actual	$1,000.00	$659.60	0.78%	$3.25
Hypothetical	$1,000.00	$1,021.22	0.78%	$3.96

Focused 30
Actual	$1,000.00	$548.20	0.96%	$3.74
Hypothetical	$1,000.00	$1,020.31	0.96%	$4.88

Health Sciences
Actual	$1,000.00	$781.10	1.14%	$5.10
Hypothetical	$1,000.00	$1,019.41	1.14%	$5.79

Mid-Cap Equity (formerly named Mid-Cap Value)
Actual	$1,000.00	$671.70	0.88%	$3.70
Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47

Large-Cap Growth
Actual	$1,000.00	$581.20	0.95%	$3.78
Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82

International Large-Cap
Actual	$1,000.00	$700.30	1.00%	$4.27
Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08

Small-Cap Value
Actual	$1,000.00	$736.10	0.98%	$4.28
Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

Multi-Strategy
Actual	$1,000.00	$591.50	0.74%	$2.96
Hypothetical	$1,000.00	$1,021.42	0.74%	$3.76

Main Street Core
Actual	$1,000.00	$676.40	0.68%	$2.87
Hypothetical	$1,000.00	$1,021.72	0.68%	$3.46

Emerging Markets
Actual	$1,000.00	$589.90	1.07%	$4.28
Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43

Money Market
Actual	$1,000.00	$1,010.00	0.35%	$1.77
Hypothetical	$1,000.00	$1,023.38	0.35%	$1.78

High Yield Bond
Actual	$1,000.00	$794.40	0.63%	$2.84
Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20

Managed Bond
Actual	$1,000.00	$981.70	0.64%	$3.19
Hypothetical	$1,000.00	$1,021.92	0.64%	$3.25

Inflation Managed
Actual	$1,000.00	$876.70	0.64%	$3.02
Hypothetical	$1,000.00	$1,021.92	0.64%	$3.25

Comstock
Actual	$1,000.00	$757.10	0.93%	$4.11
Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

Mid-Cap Growth
Actual	$1,000.00	$573.20	0.94%	$3.72
Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77

Real Estate
Actual	$1,000.00	$633.70	1.07%	$4.39
Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43

Small-Cap Equity
Actual	$1,000.00	$751.60	0.98%	$4.31
Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98

*	Expenses paid during the 6-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.

**	Expenses paid by the American Funds Growth-Income and American Funds Growth Portfolios during the 6-month period do not include expenses of the underlying Master Funds (see Note 1 to Financial Statements) in which the portfolios invested in.

B-2

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 94.9%

Consumer Discretionary - 12.7%

Aeropostale Inc * †	242,800	$3,909,080
Bally Technologies Inc * †	247,400	5,945,022
Corinthian Colleges Inc * †	467,200	7,648,064
Darden Restaurants Inc	227,100	6,399,678
Iconix Brand Group Inc * †	635,400	6,214,212
J.Crew Group Inc * †	178,200	2,174,040
Life Time Fitness Inc * †	350,700	4,541,565
LKQ Corp * †	646,500	7,538,190
Phillips-Van Heusen Corp †	126,200	2,540,406
priceline.com Inc * †	87,000	6,407,550
Regal Entertainment Group ‘A’ †	412,400	4,210,604
Tupperware Brands Corp †	318,200	7,223,140
WMS Industries Inc * †	188,500	5,070,650

		69,822,201

Consumer Staples - 1.8%

Central European Distribution Corp * †	144,100	2,838,770
The Hain Celestial Group Inc * †	369,300	7,049,937

		9,888,707

Energy - 7.0%

Cal Dive International Inc * †	425,200	2,768,052
Comstock Resources Inc *	108,800	5,140,800
Concho Resources Inc * †	289,600	6,608,672
Denbury Resources Inc *	296,600	3,238,872
Dril-Quip Inc * †	184,600	3,786,146
IHS Inc ‘A’ *	190,900	7,143,478
Mariner Energy Inc * †	629,600	6,421,920
Petrobank Energy & Resources Ltd * † (Canada)	211,200	3,474,663

		38,582,603

Financials - 8.6%

Brookline Bancorp Inc †	634,100	6,753,165
Digital Realty Trust Inc REIT †	226,700	7,447,095
First Commonwealth Financial Corp	351,300	4,349,094
First Mercury Financial Corp *	514,500	7,336,770
Greenhill & Co Inc †	55,800	3,893,166
Investment Technology Group Inc *	206,500	4,691,680
Lazard Ltd ‘A’ (Bermuda)	144,000	4,282,560
Platinum Underwriters Holdings Ltd (Bermuda)	83,800	3,023,504
Signature Bank * †	198,200	5,686,358

		47,463,392

Health Care - 24.4%

Alexion Pharmaceuticals Inc * †	202,900	7,342,951
Allos Therapeutics Inc *	341,100	2,087,532
AMERIGROUP Corp *	206,100	6,084,072
Auxilium Pharmaceuticals Inc * †	166,845	4,745,072
Bruker Corp * †	575,700	2,325,828
Cepheid Inc * †	192,700	2,000,226
Community Health Systems Inc * †	324,200	4,726,836
Cubist Pharmaceuticals Inc * †	279,800	6,759,968
ev3 Inc * †	433,300	2,643,130
Gentiva Health Services Inc *	303,800	8,889,188
Hologic Inc * †	202,100	2,641,447
ICON PLC ADR * (Ireland)	313,100	6,164,939
Illumina Inc * †	247,600	6,449,980
Immucor Inc *	204,200	5,427,636
Insulet Corp * †	284,600	2,197,112
Inverness Medical Innovations Inc * †	152,900	2,891,339
Masimo Corp * †	184,800	5,512,584
Meridian Bioscience Inc †	279,600	7,121,412
Mylan Inc * †	561,400	5,552,246
Myriad Genetics Inc * †	97,200	6,440,472
NuVasive Inc * †	61,800	2,141,370
Optimer Pharmaceuticals Inc * †	624,600	7,563,906
OSI Pharmaceuticals Inc * †	127,500	4,978,875
PAREXEL International Corp * †	480,800	4,668,568
STERIS Corp †	80,000	1,911,200
Thoratec Corp * †	280,413	9,110,618
United Therapeutics Corp * †	101,100	6,323,805

		134,702,312

Industrials - 13.4%

Actuant Corp ‘A’	348,900	6,636,078
Aecom Technology Corp *	223,500	6,868,155
AirTran Holdings Inc * †	1,129,300	5,014,092
BE Aerospace Inc *	285,300	2,193,957
Bucyrus International Inc	127,000	2,352,040
CLARCOR Inc †	195,500	6,486,690
Esterline Technologies Corp * †	170,300	6,452,667
FTI Consulting Inc * †	143,300	6,402,644
RBC Bearings Inc * †	227,300	4,609,644
The Geo Group Inc * †	424,800	7,659,144
Titan Machinery Inc * †	280,600	3,945,236
URS Corp *	182,500	7,440,525
Waste Connections Inc * †	256,600	8,100,862

		74,161,734

Information Technology - 22.3%

ANSYS Inc * †	163,400	4,557,226
Atheros Communications Inc * †	369,000	5,280,390
Cavium Networks Inc * †	255,700	2,687,407
Concur Technologies Inc * †	203,000	6,662,460
GSI Commerce Inc * †	709,900	7,468,148
Informatica Corp * †	497,700	6,833,421
Interwoven Inc * †	580,500	7,314,300
Marvell Technology Group Ltd * (Bermuda)	586,300	3,910,621
Mellanox Technologies Ltd * (Israel)	697,300	5,480,778
Microsemi Corp * †	252,100	3,186,544
Monolithic Power Systems Inc *	112,100	1,413,581
NeuStar Inc ‘A’ *	211,600	4,047,908
NICE Systems Ltd ADR * (Israel)	306,600	6,889,302
Omniture Inc * †	242,300	2,578,072
ON Semiconductor Corp * †	1,118,500	3,802,900
Polycom Inc * †	239,200	3,231,592
Solera Holdings Inc *	341,900	8,239,790
Sonus Networks Inc * †	1,485,500	2,347,090
Synaptics Inc * †	160,550	2,658,708
Synchronoss Technologies Inc * †	285,200	3,040,232
Taleo Corp ‘A’ * †	498,927	3,906,599
TeleTech Holdings Inc * †	564,000	4,709,400
Tessera Technologies Inc * †	279,500	3,320,460
TIBCO Software Inc *	873,400	4,532,946
VeriFone Holdings Inc * †	664,100	3,254,090
Vignette Corp *	281,525	2,649,150
VistaPrint Ltd * (Bermuda)	319,400	5,944,034
Wright Express Corp * †	258,200	3,253,320

		123,200,469

Materials - 1.5%

Silgan Holdings Inc †	174,500	8,342,845

Telecommunication Services - 1.7%

Cincinnati Bell Inc * †	970,300	1,872,679
SBA Communications Corp ‘A’ * †	471,600	7,696,512

		9,569,191

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Utilities - 1.5%

ITC Holdings Corp †	193,400	$8,447,712

Total Common Stocks (Cost $732,491,927)		524,181,166

	Principal
	Amount
SHORT-TERM INVESTMENT - 10.0%

Time Deposit - 10.0%

State Street Bank & Trust Co 0.050% due 01/02/09	$55,412,000	55,412,000

Total Short-Term Investment (Cost $55,412,000)		55,412,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 104.9% (Cost $787,903,927)		579,593,166

	Shares
SECURITIES LENDING COLLATERAL - 22.9%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	130,412,055	126,369,281
The Mellon GSL Reinvestment Trust II 0.000% + ¤	4,029,447	104,766

Total Securities Lending Collateral (Cost $134,441,502)		126,474,047

TOTAL INVESTMENTS - 127.8% (Cost $922,345,429)		706,067,213

OTHER ASSETS & LIABILITIES, NET — (27.8%)		(153,590,368)

NET ASSETS - 100.0%		$552,476,845

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	32.9%
Health Care	24.4%
Information Technology	22.3%
Industrials	13.4%
Consumer Discretionary	12.7%
Financials	8.6%
Energy	7.0%
Consumer Staples	1.8%
Telecommunication Services	1.7%
Materials	1.5%
Utilities	1.5%

127.8%
Other Assets & Liabilities, Net	(27.8%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $126,474,074 or 22.9% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $104,766 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
RIGHTS - 0.0%

Belgium - 0.0%

Fortis Bank AS Exp. 12/31/49 *	1,200,600	$23

United Kingdom - 0.0%

HBOS PLC Exp. 01/09/09 *	13,150,857	2
Lloyds TSB Group PLC Exp. 01/09/09 *	1,496,802	—

		2

Total Rights (Cost $0)		25

COMMON STOCKS - 97.0%

Australia - 3.4%

Australia & New Zealand Banking Group Ltd +	1,008,400	10,886,891
BHP Billiton Ltd +	1,359,600	28,883,577
Lend Lease Corp Ltd +	1,428,900	7,200,200
Macquarie Airports Ltd +	8,539,842	14,375,171
Macquarie Infrastructure Group † +	5,629,650	6,748,324
National Australia Bank Ltd +	473,621	6,963,012
OZ Minerals Ltd	1,138,698	404,889

		75,462,064

Austria - 0.5%

voestalpine AG +	469,800	10,149,978

Belgium - 1.2%

Delhaize Group +	273,657	16,916,542
Solvay SA +	127,000	9,430,569

		26,347,111

Bermuda - 0.3%

Catlin Group Ltd +	1,246,600	7,846,759

Canada - 2.7%

Barrick Gold Corp (TSE)	279,600	10,126,299
Bombardier Inc ‘B’	1,242,200	4,477,756
Canadian Imperial Bank of Commerce	320,067	13,246,029
Fairfax Financial Holdings Ltd	30,300	9,572,297
Magna International Inc ‘A’	184,400	5,489,429
Petro-Canada	807,200	17,471,352

		60,383,162

Finland - 2.0%

Nokia OYJ +	1,966,700	30,862,180
Stora Enso OYJ ‘R’ † +	1,852,100	14,671,450

		45,533,630

France - 10.7%

Air France-KLM +	176,700	2,278,771
Arkema SA +	248,600	4,284,222
BNP Paribas +	539,500	23,287,219
Compagnie Generale des Etablissements Michelin ‘B’ +	346,600	18,312,140
Credit Agricole SA +	1,364,573	15,327,048
France Telecom SA +	755,600	21,060,589
Lagardere SCA +	446,800	18,152,686
Renault SA +	615,100	16,051,669
Sanofi-Aventis SA +	613,500	39,241,376
Societe Generale +	380,361	19,296,819
Total SA +	885,300	48,673,021
Vallourec SA +	107,700	12,245,491

		238,211,051

Germany - 11.8%

Allianz SE +	342,200	36,361,743
BASF SE +	877,400	33,856,590
Bayer AG +	237,600	13,791,262
Daimler AG +	257,600	9,704,749
Deutsche Bank AG † +	549,600	21,914,207
Deutsche Lufthansa AG +	1,276,100	21,237,149
Deutsche Telekom AG +	1,458,700	22,013,478
E.ON AG +	1,043,700	40,377,899
Muenchener Rueckversicherungs AG +	232,500	35,623,562
RWE AG +	127,050	11,218,647
Suedzucker AG † +	464,000	7,113,514
TUI AG † +	804,900	9,484,717

		262,697,517

Italy - 3.5%

Banco Popolare SCARL +	557,500	3,952,816
ENI SPA +	1,473,200	35,450,548
Fondiaria-Sai SPA +	210,722	3,846,605
Telecom Italia SPA +	12,024,100	19,804,708
Telecom Italia SPA RNC +	6,521,700	7,175,694
UniCredit SPA +	2,817,900	7,164,573

		77,394,944

Japan - 21.8%

Aeon Co Ltd +	518,500	5,221,664
Astellas Pharma Inc +	288,400	11,804,877
Canon Inc +	603,100	19,108,968
Daiichi Sankyo Co Ltd +	239,000	5,651,959
DIC Corp +	2,730,000	5,759,648
East Japan Railway Co +	192,700	15,056,517
Fujitsu Ltd +	4,473,000	21,747,739
Hitachi High-Technologies Corp +	340,200	5,447,917
Hitachi Ltd +	3,193,000	12,391,776
Honda Motor Co Ltd +	951,400	20,263,573
Isuzu Motors Ltd +	5,823,000	7,524,260
JFE Holdings Inc +	796,900	21,178,247
KDDI Corp +	2,022	14,437,682
Mitsubishi Chemical Holdings Corp +	4,339,500	19,228,751
Mitsubishi Corp +	1,344,300	19,040,747
Mitsui & Co Ltd +	1,342,000	13,796,254
Mitsui Chemicals Inc +	413,000	1,534,737
Mizuho Financial Group Inc † +	2,634,000	7,868,735
Namco Bandai Holdings Inc +	1,141,700	12,513,544
Nippon Mining Holdings Inc +	2,079,500	9,023,256
Nippon Telegraph & Telephone Corp +	565,900	30,113,896
Nissan Motor Co Ltd +	5,213,200	18,755,172
Oki Electric Industry Co Ltd * † +	1,904,000	1,220,496
ORIX Corp +	79,970	4,566,359
Sharp Corp † +	2,243,000	16,168,646
Sony Corp +	780,900	17,079,777
Sumitomo Metal Mining Co Ltd +	1,668,000	17,843,589
Sumitomo Mitsui Financial Group Inc † +	602,400	26,148,299
Takeda Pharmaceutical Co Ltd +	81,800	4,263,605
The Furukawa Electric Co Ltd +	1,559,000	7,608,082
The Tokyo Electric Power Co Inc +	881,300	29,419,336
Toshiba Corp +	5,035,000	20,717,972
Tosoh Corp +	2,677,000	6,607,253
Toyota Motor Corp +	1,075,600	35,557,536

		484,670,869

Luxembourg - 0.9%

ArcelorMittal +	849,900	20,486,659

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Netherlands - 3.0%

European Aeronautic Defence & Space Co NV +	1,062,970	$18,001,775
ING Groep NV CVA +	1,939,900	21,350,391
Koninklijke Ahold NV +	2,194,320	27,040,387
Koninklijke Philips Electronics NV +	13,782	273,252

		66,665,805

New Zealand - 0.3%

Telecom Corp of New Zealand Ltd +	5,791,000	7,749,132

Norway - 1.1%

StatoilHydro ASA +	1,470,450	24,592,970

Singapore - 0.1%

Neptune Orient Lines Ltd +	4,256,000	3,344,559

Spain - 2.4%

Banco Santander SA +	2,237,125	21,612,165
Repsol YPF SA +	198,700	4,242,279
Telefonica SA +	1,273,100	28,735,983

		54,590,427

Sweden - 2.6%

Nordea Bank AB +	1,256,800	8,958,077
Svenska Cellulosa AB ‘B’ +	1,869,700	16,233,559
Telefonaktiebolaget LM Ericsson ‘B’ +	2,837,000	22,116,916
Volvo AB ‘B’ † +	1,715,800	9,764,289

		57,072,841

Switzerland - 6.8%

Credit Suisse Group AG +	851,300	23,857,317
Nestle SA +	869,922	34,447,295
Novartis AG +	959,030	48,029,616
Roche Holding AG +	130,400	20,188,152
UBS AG (XVTX) * +	1,674,149	24,357,792

		150,880,172

United Kingdom - 21.9%

Amlin PLC +	923,600	4,800,790
Associated British Foods PLC +	1,546,200	16,277,388
AstraZeneca PLC +	417,300	17,071,927
Aviva PLC +	2,465,247	13,969,304
Barclays PLC +	8,107,100	18,426,545
BP PLC +	6,766,700	52,235,122
British American Tobacco PLC +	822,200	21,448,621
British Energy Group PLC +	1,400,000	15,688,311
Centrica PLC +	3,855,400	14,842,562
GlaxoSmithKline PLC +	2,477,500	46,075,933
Greene King PLC +	882,900	5,074,995
HBOS PLC +	9,502,752	9,837,007
Home Retail Group PLC +	3,378,000	10,425,961
HSBC Holdings PLC (LI) +	3,306,700	32,363,321
Kazakhmys PLC +	164,393	561,157
Lloyds TSB Group PLC +	3,443,300	6,517,211
Pearson PLC +	1,206,500	11,371,693
Premier Farnell PLC +	4,728,500	9,633,404
Prudential PLC +	1,423,400	8,640,377
Royal Dutch Shell PLC ‘A’ (XAMS) +	2,703,793	71,487,158
RSA Insurance Group PLC +	5,672,729	11,304,154
Tesco PLC +	2,160,100	11,247,708
The Royal Bank of Scotland Group PLC +	11,076,419	8,153,666
Thomas Cook Group PLC +	1,997,300	5,107,461
Unilever PLC +	629,000	14,448,007
Vodafone Group PLC +	24,442,825	50,050,436

		487,060,219

Total Common Stocks (Cost $3,455,586,359)		2,161,139,869

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.1%

Time Deposit - 2.1%

State Street Bank & Trust Co 0.050% due 01/02/09	$46,220,000	46,220,000

Total Short-Term Investment (Cost $46,220,000)		46,220,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.1% (Cost $3,501,806,359)		2,207,359,894

	Shares
SECURITIES LENDING COLLATERAL - 4.5%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	103,411,707	100,205,945
The Mellon GSL Reinvestment Trust II 0.000% + ¤	2,152,158	55,956

Total Securities Lending Collateral (Cost $105,563,865)		100,261,901

TOTAL INVESTMENTS - 103.6% (Cost $3,607,370,224)		2,307,621,795

OTHER ASSETS & LIABILITIES, NET - (3.6%)		(79,905,459)

NET ASSETS - 100.0%		$2,227,716,336

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Financials	21.3%
Energy	11.8%
Consumer Discretionary	10.7%
Materials	9.9%
Health Care	9.3%
Telecommunication Services	9.0%
Consumer Staples	6.9%
Short-Term Investment & Securities Lending Collateral	6.6%
Industrials	6.7%
Information Technology	6.4%
Utilities	5.0%

103.6%
Other Assets & Liabilities, Net	(3.6%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(b)	As of December 31, 2008, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	21.9%
Japan	21.8%
Germany	11.8%
France	10.7%
Switzerland	6.8%
United States	6.6%
Italy	3.5%
Australia	3.4%
Netherlands	3.0%
Canada	2.7%
Sweden	2.6%
Spain	2.4%
Finland	2.0%
Belgium	1.2%
Norway	1.1%
Luxembourg	0.9%
Austria	0.5%
Bermuda	0.3%
New Zealand	0.3%
Singapore	0.1%

103.6%
Other Assets & Liabilities, Net	(3.6%)

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $2,200,613,719 or 98.8% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $55,956 or less than 0.1% of the net assets were in default as of December 31, 2008.

(f)	The amount of $3,817,513 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation

Dow Jones EURO STOXX 50 (03/09)	469	EUR 11,537,400	($55,494)

(g)	Forward foreign currency contracts outstanding as of December 31, 2008 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	CAD	47,022,000	03/09	($770,644)
Sell	EUR	21,351,000	03/09	(2,152,129)
Sell	GBP	21,509,000	03/09	878,370

				($2,044,403)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 96.9%

Consumer Discretionary - 7.9%

Advance Auto Parts Inc	38,901	$1,309,019
Amazon.com Inc *	17,800	912,784
Carnival Corp (Panama)	41,900	1,019,008
Comcast Corp ‘A’	323,475	5,460,258
D.R. Horton Inc	51,500	364,105
Federal Mogul Corp *	13,362	56,521
Ford Motor Co *	428,907	982,197
H&R Block Inc	193,105	4,387,346
International Game Technology	194,642	2,314,293
ITT Educational Services Inc *	13,064	1,240,819
Johnson Controls Inc	193,964	3,522,386
KB Home	35,700	486,234
Kohl’s Corp *	41,000	1,484,200
News Corp ‘A’	748,897	6,807,474
Nike Inc ‘B’	97,044	4,949,244
Polo Ralph Lauren Corp	3,700	168,017
Royal Caribbean Cruises Ltd (Liberia)	38,900	534,875
Staples Inc	285,418	5,114,691
The Interpublic Group of Cos Inc *	288,309	1,141,704
The Walt Disney Co	160,148	3,633,758
Ticketmaster Entertainment Inc *	2,287	14,682
Time Warner Cable Inc ‘A’ *	18,790	403,045
Time Warner Inc	957,928	9,636,756
VF Corp	21,126	1,157,071
Yum! Brands Inc	20,700	652,050

		57,752,537

Consumer Staples - 12.9%

Altria Group Inc	216,967	3,267,523
Archer-Daniels-Midland Co	121,007	3,488,632
Brown-Forman Corp ‘B’	40,506	2,085,654
Coca-Cola Enterprises Inc	16,400	197,292
Costco Wholesale Corp	73,498	3,858,645
CVS Caremark Corp	118,135	3,395,200
General Mills Inc	8,655	525,791
Kimberly-Clark Corp	13,400	706,716
Kraft Foods Inc ‘A’	109,762	2,947,110
PepsiCo Inc	76,100	4,167,997
Phillip Morris International Inc	178,387	7,761,619
Safeway Inc	215,995	5,134,201
SYSCO Corp	457,371	10,492,090
The Coca-Cola Co	142,969	6,472,207
The Estee Lauder Cos Inc ‘A’	15,600	482,976
The J.M. Smucker Co	4,100	177,776
The Procter & Gamble Co	372,127	23,004,891
Tyson Foods Inc ‘A’	264,268	2,314,988
UST Inc	1,535	106,498
Walgreen Co	40,065	988,404
Wal-Mart Stores Inc	217,354	12,184,865

		93,761,075

Energy - 12.6%

Anadarko Petroleum Corp	20,400	786,420
Apache Corp	26,904	2,005,155
Baker Hughes Inc	9,769	313,292
Chevron Corp	161,233	11,926,405
ConocoPhillips	107,673	5,577,461
Devon Energy Corp	17,871	1,174,303
Exxon Mobil Corp	544,740	43,486,594
Halliburton Co	276,022	5,018,080
Hess Corp	20,400	1,094,256
Marathon Oil Corp	42,209	1,154,838
Nabors Industries Ltd * (Bermuda)	30,600	366,282
National Oilwell Varco Inc *	50,919	1,244,460
Occidental Petroleum Corp	105,269	6,315,088
Schlumberger Ltd (Netherlands)	216,055	9,145,608
Smith International Inc	24,200	553,938
Transocean Ltd * (Switzerland)	6,100	288,225
Weatherford International Ltd * (Bermuda)	30,900	334,338
XTO Energy Inc	30,505	1,075,911

		91,860,654

Financials - 11.8%

ACE Ltd (Switzerland)	42,500	2,249,100
Aflac Inc	15,761	722,484
American Express Co	28,752	533,350
Ameriprise Financial Inc	16,991	396,910
Aon Corp	9,800	447,664
AXIS Capital Holdings Ltd (Bermuda)	6,200	180,544
Bank of America Corp	455,483	6,413,187
Berkshire Hathaway Inc ‘B’ *	300	964,200
BOK Financial Corp	16,858	681,063
Boston Properties Inc REIT	41,442	2,279,310
Capital One Financial Corp	46,257	1,475,136
Citigroup Inc	273,031	1,832,038
CME Group Inc	2,221	462,212
Comerica Inc	20,737	411,629
Everest Re Group Ltd (Bermuda)	4,700	357,858
JPMorgan Chase & Co	79,535	2,507,739
KeyCorp	75,900	646,668
Loews Corp	98,551	2,784,066
Merrill Lynch & Co Inc	76,041	885,117
MetLife Inc	63,589	2,216,713
Morgan Stanley	214,613	3,442,393
Northern Trust Corp	41,942	2,186,856
NYSE Euronext	29,733	814,089
Prudential Financial Inc	19,900	602,174
Public Storage REIT	25,036	1,990,362
Rayonier Inc REIT	89,909	2,818,647
RenaissanceRe Holdings Ltd (Bermuda)	63,941	3,296,798
State Street Corp	54,888	2,158,745
SunTrust Banks Inc	9,902	292,505
T. Rowe Price Group Inc	75,098	2,661,473
TD Ameritrade Holding Corp *	74,919	1,067,596
TFS Financial Corp	112,659	1,453,301
The Bank of New York Mellon Corp	177,600	5,031,408
The Charles Schwab Corp	224,797	3,634,967
The Chubb Corp	54,552	2,782,152
The Goldman Sachs Group Inc	61,621	5,200,196
The Hartford Financial Services Group Inc	14,059	230,849
The Travelers Cos Inc	12,400	560,480
U.S. Bancorp	78,092	1,953,081
Wachovia Corp	30,514	169,048
Wells Fargo & Co	515,216	15,188,567

		85,982,675

Health Care - 15.7%

Abbott Laboratories	158,311	8,449,058
Aetna Inc	41,501	1,182,778
Alexion Pharmaceuticals Inc *	5,200	188,188
AmerisourceBergen Corp	138,322	4,932,563
Amgen Inc *	157,885	9,117,858
Bristol-Myers Squibb Co	412,663	9,594,415
C.R. Bard Inc	4,400	370,744
Cardinal Health Inc	220,745	7,609,080
Celgene Corp *	61,633	3,407,072
Covidien Ltd (Bermuda)	51,200	1,855,488
Eli Lilly & Co	37,100	1,494,017
Genentech Inc *	36,418	3,019,416
Gilead Sciences Inc *	95,548	4,886,325
Health Management Associates Inc ‘A’ *	157,294	281,556
HLTH Corp *	55,719	582,821
Johnson & Johnson	194,408	11,631,431
Life Technologies Corp *	25,318	590,163

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
McKesson Corp	106,976	$4,143,180
Medco Health Solutions Inc *	115,538	4,842,198
Medtronic Inc	41,895	1,316,341
Merck & Co Inc	353,529	10,747,282
Pfizer Inc	509,985	9,031,834
Schering-Plough Corp	325,849	5,549,208
Stryker Corp	90,076	3,598,536
Tenet Healthcare Corp *	145,384	167,192
UnitedHealth Group Inc	21,400	569,240
WellPoint Inc *	47,629	2,006,610
Wyeth	57,100	2,141,821
Zimmer Holdings Inc *	18,550	749,791

		114,056,206

Industrials - 9.6%

Aecom Technology Corp *	42,745	1,313,554
AGCO Corp *	72,120	1,701,311
C.H. Robinson Worldwide Inc	68,386	3,763,282
Caterpillar Inc	53,100	2,371,977
CSX Corp	55,900	1,815,073
Cummins Inc	51,423	1,374,537
Danaher Corp	31,414	1,778,347
FedEx Corp	5,622	360,651
Fluor Corp	77,862	3,493,668
General Dynamics Corp	113,250	6,522,067
General Electric Co	434,932	7,045,898
Harsco Corp	24,621	681,509
Honeywell International Inc	60,400	1,982,932
Jacobs Engineering Group Inc *	38,718	1,862,336
John Bean Technologies Corp	3,654	29,853
KBR Inc	12,568	191,034
Kennametal Inc	34,069	755,991
Norfolk Southern Corp	173,270	8,152,353
Northrop Grumman Corp	20,406	919,086
PACCAR Inc	69,819	1,996,823
Pall Corp	5,429	154,346
Parker-Hannifin Corp	1,842	78,359
Precision Castparts Corp	23,674	1,408,129
Quanta Services Inc *	134,081	2,654,804
Republic Services Inc	63,811	1,581,875
Southwest Airlines Co	358,074	3,086,598
Textron Inc	10,900	151,183
The Boeing Co	130,620	5,573,556
The Timken Co	11,646	228,611
Union Pacific Corp	281	13,432
United Technologies Corp	118,532	6,353,315

		69,396,490

Information Technology - 16.3%

Apple Inc *	41,106	3,508,397
Applied Materials Inc	104,300	1,056,559
Cisco Systems Inc *	768,402	12,524,952
Computer Sciences Corp *	34,496	1,212,189
Corning Inc	827,996	7,890,801
Dell Inc *	72,028	737,567
eBay Inc *	296,341	4,136,920
EMC Corp *	43,718	457,727
Genpact Ltd * (Bermuda)	2,927	24,060
Google Inc ‘A’ *	17,803	5,477,093
Hewlett-Packard Co	493,346	17,903,527
Intel Corp	465,454	6,823,556
International Business Machines Corp	55,962	4,709,762
Juniper Networks Inc *	31,700	555,067
KLA-Tencor Corp	50,132	1,092,376
Lam Research Corp *	68,600	1,459,808
Lender Processing Services Inc	11,910	350,750
Marvell Technology Group Ltd * (Bermuda)	31,600	210,772
Microsoft Corp	1,063,551	20,675,432
Molex Inc	41,271	598,017
Motorola Inc	441,516	1,955,916
NetApp Inc *	73,233	1,023,065
Novellus Systems Inc *	21,800	269,012
Oracle Corp *	91,960	1,630,451
QUALCOMM Inc	127,748	4,577,211
SanDisk Corp *	31,700	304,320
Sohu.com Inc *	47,989	2,271,799
Texas Instruments Inc	267,029	4,144,290
The Western Union Co	261,175	3,745,249
Tyco Electronics Ltd (Bermuda)	74,475	1,207,240
Visa Inc ‘A’	71,684	3,759,826
Xilinx Inc	104,635	1,864,596
Yahoo! Inc *	58,964	719,361

		118,877,668

Materials - 3.0%

Ashland Inc	67,288	707,197
Cabot Corp	60,742	929,353
CF Industries Holdings Inc	41,424	2,036,404
E.I. du Pont de Nemours & Co	40,100	1,014,530
Ecolab Inc	37,800	1,328,670
Freeport-McMoRan Copper & Gold Inc	17,116	418,315
Monsanto Co	48,207	3,391,363
Nalco Holding Co	171,982	1,984,672
Praxair Inc	109,752	6,514,879
Rohm & Haas Co	2,188	135,196
The Dow Chemical Co	18,100	273,129
The Mosaic Co	65,022	2,249,761
United States Steel Corp	12,490	464,628

		21,448,097

Telecommunication Services - 4.0%

AT&T Inc	585,486	16,686,351
Sprint Nextel Corp *	126,800	232,044
Telephone & Data Systems Inc	89,748	2,849,499
Verizon Communications Inc	278,886	9,454,235

		29,222,129

Utilities - 3.1%

American Electric Power Co Inc	75,665	2,518,131
Calpine Corp *	227,946	1,659,447
CenterPoint Energy Inc	27,322	344,804
CMS Energy Corp	138,257	1,397,778
Edison International	37,125	1,192,455
Exelon Corp	95,295	5,299,355
FirstEnergy Corp	58,223	2,828,473
FPL Group Inc	16,357	823,248
Nicor Inc	54,435	1,891,072
NV Energy Inc	85,114	841,777
PG&E Corp	71,811	2,779,804
Reliant Energy Inc *	190,055	1,098,518
Sempra Energy	1,728	73,665

		22,748,527

Total Common Stocks (Cost $891,088,416)		705,106,058

EXCHANGE-TRADED FUND - 0.2%

iShares Dow Jones U.S. Real Estate Index Fund	33,100	1,232,313

Total Exchange-Traded Fund (Cost $1,081,506)		1,232,313

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
U.S. TREASURY OBLIGATION - 0.2%

U.S. Treasury Notes - 0.2%

4.875% due 06/30/09	$1,330,000	$1,360,704

Total U.S. Treasury Obligation (Cost $1,346,557)		1,360,704

SHORT-TERM INVESTMENTS - 2.5%

U.S. Treasury Bills - 0.4%

0.430% due 10/22/09 ‡	500,000	498,244
0.670% due 10/22/09 ‡	2,000,000	1,989,057

		2,487,301

Time Deposit - 2.1%

State Street Bank & Trust Co
0.050% due 01/02/09	15,355,000	15,355,000

Total Short-Term Investments (Cost $17,842,301)		17,842,301

TOTAL INVESTMENTS - 99.8% (Cost $911,358,780)		725,541,376

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,815,810

NET ASSETS - 100.0%		$727,357,186

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	16.3%
Health Care	15.7%
Consumer Staples	12.9%
Energy	12.6%
Financials	11.8%
Industrials	9.6%
Consumer Discretionary	7.9%
Telecommunication Services	4.0%
Utilities	3.1%
Materials	3.0%
Short-Term Investments	2.5%
Exchange Traded Fund	0.2%
U.S. Treasury Obligation	0.2%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with an approximate aggregate market value of $2,487,301 were segregated with the broker(s)/custodian to cover margin requirements for the the following open futures contracts as of December 31, 2008:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P E-Mini Future (03/09)	510	$22,595,488	$355,660

(d)	Due to current market conditions which have caused increased costs of executing short sales, borrowing securities and financing short positions for this portfolio, effective December 1, 2008, the managers do not expect to engage in short selling of securities and do not expect to maintain long positions in excess of 100% of the portfolio’s net assets over the next several months. This approach may change by each manager (individually) at any time as market conditions change.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
PREFERRED STOCKS - 1.0%

Germany - 1.0%

Biotest AG +	47,292	$3,133,683
Fresenius SE +	45,042	2,601,350

		5,735,033

Total Preferred Stocks (Cost $5,840,120)		5,735,033

COMMON STOCKS - 96.6%

Australia - 3.2%

Ansell Ltd +	318,541	2,789,032
Australian Worldwide Exploration Ltd +	1,134,136	2,057,479
AWB Ltd +	1,383,872	2,466,717
Bradken Ltd † +	522,615	1,005,808
Centennial Coal Co Ltd +	1,041,774	2,440,872
Consolidated Media Holdings Ltd +	1,058,324	1,394,889
Downer EDI Ltd +	481,800	1,292,832
Energy Resources of Australia Ltd +	21,817	291,637
Felix Resources Ltd +	118,322	735,898
Goodman Fielder Ltd +	9,479	8,812
Iluka Resources Ltd * +	350,000	1,138,029
ING Office Fund REIT +	4,920,253	2,798,129
Macmahon Holdings Ltd +	1,032,959	276,050
Mount Gibson Iron Ltd * † +	1,585,500	498,798

		19,194,982

Austria - 0.6%

bwin Interactive Entertainment AG * +	96,258	1,859,728
Oesterreichische Post AG +	51,915	1,775,803

		3,635,531

Belgium - 2.4%

Ackermans & Van Haaren NV +	18,768	952,765
Bekaert SA +	36,900	2,495,397
D’ieteren SA +	7,980	839,042
EVS Broadcast Equipment SA +	25,059	894,698
Mobistar SA +	69,100	4,984,501
Telenet Group Holding NV * +	137,001	2,359,535
Umicore +	81,600	1,612,455

		14,138,393

Bermuda - 1.0%

Cheung Kong Infrastructure Holdings Ltd +	586,000	2,212,949
Hiscox Ltd +	579,000	2,881,436
Jinhui Shipping & Transportation Ltd +	136,100	144,086
West Siberian Resources Ltd GDR * † +	2,627,200	875,027

		6,113,498

Canada - 6.9%

Alimentation Couche Tard Inc ‘B’	206,400	2,414,270
Atco Ltd ‘I’	89,400	2,751,883
Celestica Inc *	704,400	3,223,864
CML Healthcare Income Fund	134,300	1,397,938
Daylight Resources Trust	341,000	2,157,319
Dorel Industries Inc ‘B’	121,500	2,755,772
Empire Co Ltd ‘A’	95,400	3,766,542
Enerflex Systems Income Fund	213,700	1,807,232
Gammon Gold Inc *	362,600	1,982,625
Groupe Aeroplan Inc	211,300	1,485,690
Home Capital Group Inc	118,900	1,907,023
ING Canada Inc	53,300	1,364,774
Keyera Facilities Income Fund	168,700	2,433,817
Laurentian Bank of Canada	102,700	2,870,109
Maple Leaf Foods Inc	420,400	3,769,808
Pan Orient Energy Corp *	235,900	643,972
Superior Plus Income Fund	223,000	1,976,201
WestJet Airlines Ltd *	44,800	476,125
Westshore Terminals Income Fund	268,100	2,084,860

		41,269,824

Cayman - 0.1%

Hutchison Telecommunications International Ltd +	1,782,000	480,545

Denmark - 1.3%

H Lundbeck AS +	222,400	4,651,355
Sydbank AS +	140,700	1,731,563
TrygVesta AS +	21,250	1,339,168

		7,722,086

Finland - 0.7%

Pohjola Bank PLC +	313,425	4,359,134

France - 4.7%

Altran Technologies SA +	393,051	1,502,680
CNP Assurances +	33,700	2,448,594
Faiveley SA +	20,680	1,393,173
Lagardere SCA +	115,500	4,692,559
Neopost SA +	36,000	3,266,576
Saft Groupe SA +	97,322	2,637,229
SEB SA +	138,414	4,162,664
Societe BIC SA +	25,000	1,438,360
Ubisoft Entertainment SA * +	81,600	1,600,959
Zodiac SA † +	134,631	4,915,860

		28,058,654

Germany - 4.9%

Adidas AG +	89,750	3,414,932
Bauer AG +	71,100	3,059,813
Centrotherm Photovoltaics AG +	441	13,524
Demag Cranes AG +	56,300	1,523,669
Duerr AG +	9,400	168,661
Fielmann AG	10,000	658,329
Fresenius Medical Care AG & Co KGaA +	62,532	2,901,456
GEA Group AG +	110,722	1,951,193
Gerresheimer AG +	85,640	2,363,775
Gildemeister AG +	267,329	3,094,271
Hannover Rueckversicherung AG +	39,764	1,285,320
Kloeckner & Co SE +	105,300	1,885,607
Phoenix Solar AG +	97,985	3,543,058
Wacker Chemie AG +	24,100	2,592,786
Wirecard AG +	97,800	575,711

		29,032,105

Greece - 0.1%

Folli-Follie SA +	79,110	638,978

Ireland - 1.4%

DCC PLC +	234,637	3,413,420
Grafton Group PLC * +	150,000	482,706
Kerry Group PLC ‘A’ +	178,100	3,246,886
United Drug PLC +	319,700	990,758

		8,133,770

Italy - 4.0%

Ansaldo STS SPA +	283,767	4,021,545
Brembo SPA † + ж	482,299	2,587,731
Davide Campari-Milano SPA +	199,000	1,379,417
Landi Renzo SPA +	530,302	2,506,998

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Lottomatica SPA +	148,000	$3,683,915
Maire Tecnimont SPA +	353,535	731,758
Prysmian SPA +	221,200	3,502,919
Recordati SPA +	646,964	3,551,388
Trevi Finanziaria SPA +	140,000	1,495,930

		23,461,601

Japan - 26.9%

Aoyama Trading Co Ltd +	101,200	1,612,172
Aozora Bank Ltd +	876,000	822,999
Avex Group Holdings Inc +	91,800	1,017,139
Calsonic Kansei Corp +	300,000	428,618
Central Glass Co Ltd +	500,000	2,022,400
COMSYS Holdings Corp +	318,000	2,979,089
Cosmo Oil Co Ltd +	500,000	1,556,564
Daihatsu Motor Co Ltd +	175,000	1,546,441
DCM Japan Holdings Co Ltd +	360,200	2,562,882
Don Quijote Co Ltd +	141,300	2,817,085
Ebara Corp +	500,000	1,163,416
Exedy Corp +	117,800	1,180,023
FCC Co Ltd +	32,900	277,092
Fuji Oil Co Ltd +	394,600	5,590,034
Godo Steel Ltd +	270,000	759,229
Gourmet Navigator Inc † +	538	1,444,402
H2O Retailing Corp	68,000	513,012
Hitachi Software Engineering Co Ltd +	77,700	1,205,810
Hosiden Corp +	142,400	2,250,554
Hosokawa Micron Corp +	145,000	567,634
IT Holdings Corp * +	100,000	1,567,379
Itochu Techno-Solutions Corp † +	81,500	1,991,179
J-Oil Mills Inc +	666,000	2,760,544
Kinden Corp +	634,000	5,734,342
K’s Holdings Corp +	43,600	735,614
Kuroda Electric Co Ltd + ж	287,200	2,702,378
Kyowa Exeo Corp +	615,000	6,612,748
Lintec Corp +	102,600	1,429,256
Matsui Securities Co Ltd † +	880,600	7,357,778
Matsumotokiyoshi Holdings Co Ltd +	156,700	3,252,391
Meitec Corp +	48,500	838,107
Miraca Holdings Inc +	299,100	6,479,999
Mitsubishi Paper Mills Ltd +	1,245,000	2,953,077
Nachi-Fujikoshi Corp +	1,329,000	2,507,527
NEC Networks & System Integration Corp +	43,300	528,809
NET One Systems Co Ltd +	1,443	2,901,220
NHK Spring Co Ltd +	716,000	2,645,060
Nichirei Corp +	533,000	2,555,529
Nihon Kohden Corp +	84,300	1,999,049
Nippon Denko Co Ltd +	688,000	3,564,768
Nippon Soda Co Ltd +	291,000	1,171,668
Nipro Corp † +	230,000	4,046,635
Nissha Printing Co Ltd † +	46,300	1,842,464
Oenon Holdings Inc +	372,000	1,224,197
Point Inc +	34,000	1,874,087
Promise Co Ltd † +	136,550	3,463,586
Right On Co Ltd † +	64,600	1,050,742
Round One Corp +	278,500	2,171,185
Sanden Corp +	514,000	1,165,701
Sanki Engineering Co Ltd † +	524,000	3,684,246
Santen Pharmaceutical Co Ltd +	46,800	1,414,191
Sanyo Special Steel Co Ltd +	14,000	41,541
Sega Sammy Holdings Inc +	163,900	1,911,223
Seven Bank Ltd +	1,000	3,822,202
Shin-Kobe Electric Machinery Co Ltd +	157,000	1,431,358
Shoei Co Ltd +	60,000	620,597
Showa Shell Sekiyu KK +	201,400	1,995,861
Sumitomo Rubber Industries Inc +	405,500	3,529,559
Taikisha Ltd +	192,200	2,751,559
Takasago Thermal Engineering Co Ltd † +	39,000	326,810
TBK Co Ltd +	109,000	179,752
The Fuji Fire & Marine Insurance Co Ltd +	437,000	656,100
The Nishi-Nippon City Bank Ltd +	1,347,000	3,917,812
The Nisshin Oillio Group Ltd +	769,000	4,477,352
The Okinawa Electric Power Co Inc +	82,800	6,149,512
Toho Pharmaceutical Co Ltd +	215,700	3,005,398
Tokyo Steel Manufacturing Co Ltd +	289,300	3,035,456
Tokyo Tatemono Co Ltd +	301,000	1,379,457
Tomy Co Ltd	32,700	214,300
Toyo Engineering Corp +	448,000	1,397,927
Toyo Tire & Rubber Co Ltd +	759,000	1,386,938
Tsubakimoto Chain Co +	447,000	1,391,512

		160,164,277

Luxembourg - 0.2%

Oriflame Cosmetics SA SDR +	42,950	1,254,634

Netherlands - 3.6%

Fugro NV CVA +	69,022	1,983,898
Gemalto NV * +	86,700	2,181,207
Grontmij NV CVA +	64,045	1,570,929
Imtech NV +	246,590	4,161,253
James Hardie Industries NV	277,461	908,699
Koninklijke Boskalis Westminster CVA +	62,138	1,449,702
Koninklijke DSM NV +	122,100	3,133,237
Nutreco Holding NV +	43,996	1,445,707
Ten Cate NV +	129,354	2,909,466
Wereldhave NV REIT +	20,200	1,781,741

		21,525,839

Norway - 0.5%

Ementor ASA * +	582,800	1,413,381
Odim ASA * +	109,400	464,867
TGS Nopec Geophysical Co ASA * +	250,000	1,269,779

		3,148,027

Singapore - 0.8%

Ascendas REIT +	1,311,000	1,261,224
Singapore Post Ltd +	5,121,000	2,833,476
Yongnam Holdings Ltd * + ж	10,331,000	687,651

		4,782,351

South Korea - 2.2%

Cheil Industries Inc * +	34,480	1,120,432
CJ Internet Corp * +	64,070	630,097
Halla Climate Control Corp * +	332,570	1,942,797
Hyundai Marine & Fire Insurance Co Ltd +	168,550	1,942,961
LG Micron Ltd * +	105,510	1,615,390
LG Telecom Ltd * +	246,850	1,964,691
LIG Insurance Co Ltd +	123,730	1,190,005
LS Industrial Systems Co Ltd * +	26,800	1,062,587
Nong Shim Co Ltd * +	8,900	1,737,198

		13,206,158

Spain - 7.3%

Banco de Sabadell SA +	209,900	1,436,937
Banco Espanol de Credito SA † +	210,515	2,409,940
Bolsas y Mercados Espanoles † +	79,800	2,096,006
Construcciones y Auxiliar de Ferrocarriles SA +	12,138	4,315,914
Corp Financiera Alba +	105,800	4,108,629
Enagas +	239,700	5,292,883
Grifols SA +	215,300	3,772,407
Grupo Catalana Occidente SA +	43,100	884,760
Indra Sistemas SA +	277,121	6,360,696
Laboratorios Almirall SA +	317,500	2,496,074
Mapfre SA +	1,392,500	4,749,017
Prosegur Cia de Seguridad SA +	12,100	402,712
Red Electrica Corp SA +	65,437	3,335,763

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Tubacex SA † +	271,819	$909,764
Tubos Reunidos SA +	384,885	1,146,277

		43,717,779

Sweden - 0.6%

Betsson AB * +	417,999	3,701,081

Switzerland - 6.9%

Aryzta AG *	154,325	4,934,427
Baloise Holding AG +	69,200	5,225,867
Banque Cantonale Vaudoise +	7,657	2,307,124
Burckhardt Compression Holding AG +	8,190	1,172,667
Galenica AG +	16,428	5,361,840
Helvetia Holding AG +	18,993	4,179,677
Kuoni Reisen Holding AG ‘B’ +	10,752	3,677,361
Logitech International SA * +	77,500	1,216,245
Lonza Group AG +	37,500	3,476,675
Meyer Burger Technology AG * +	15,300	1,790,425
Swiss Prime Site AG REIT * +	17,065	820,394
Syngenta AG +	27,200	5,284,023
Temenos Group AG * † +	120,700	1,628,868

		41,075,593

United Kingdom - 16.3%

Admiral Group PLC +	106,600	1,407,112
Afren PLC * +	2,487,000	939,978
AMEC PLC +	350,700	2,531,770
Amlin PLC +	800,170	4,159,213
Beazley Group PLC +	1,819,546	3,602,048
British Airways PLC +	628,500	1,661,227
British Energy Group PLC +	222,300	2,491,080
Cable & Wireless PLC +	826,000	1,868,025
Carillion PLC +	879,080	3,170,319
Close Brothers Group PLC +	277,109	2,134,878
Cobham PLC +	676,200	2,021,254
Connaught PLC +	143,100	724,661
Dana Petroleum PLC * +	187,352	2,692,399
Drax Group PLC +	434,900	3,530,418
eaga PLC +	1,024,802	2,160,763
easyJet PLC * +	351,133	1,443,496
Ferrexpo PLC +	688,255	306,456
Game Group PLC +	904,349	1,675,639
Go-Ahead Group PLC +	85,539	1,294,873
Greggs PLC +	16,900	832,744
Halfords Group PLC +	621,800	2,187,457
IG Group Holdings PLC +	483,400	1,814,379
IMI PLC +	699,695	2,779,212
Inmarsat PLC +	294,600	2,023,485
Investec PLC +	658,064	2,717,193
ITE Group PLC +	1,202,673	1,066,039
Jardine Lloyd Thompson Group PLC +	715,841	4,549,087
Keller Group PLC +	125,707	1,049,183
Micro Focus International PLC +	569,839	2,338,906
Misys PLC +	565,364	820,799
NEXT PLC +	178,100	2,798,686
Northern Foods PLC +	1,096,079	904,529
Petrofac Ltd +	392,513	1,964,812
Regus PLC	3,275,957	2,331,458
Renishaw PLC +	39,778	285,593
Senior PLC +	187,560	104,195
Spectris PLC +	98,781	762,761
Spice PLC +	1,073,652	1,288,490
Spirax-Sarco Engineering PLC +	193,902	2,568,462
Spirent Communications PLC +	3,772,229	1,993,905
SSL International PLC +	321,100	2,309,235
Tate & Lyle PLC +	278,100	1,620,404
TUI Travel PLC +	890,871	3,019,671
Tullett Prebon PLC +	364,000	730,198
United Business Media Ltd +	611,315	4,516,643
WH Smith PLC +	784,309	4,089,151
WPP PLC +	186,719	1,091,807
WS Atkins PLC +	244,500	2,396,027

		96,770,120

Total Common Stocks (Cost $795,528,464)		575,584,960

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.1%

Time Deposit - 3.1%

State Street Bank & Trust Co 0.050% due 01/02/09	$18,379,000	18,379,000

Total Short-Term Investment (Cost $18,379,000)		18,379,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.7% (Cost $819,747,584)		599,698,993

	Shares
SECURITIES LENDING COLLATERAL - 3.5%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	21,381,646	20,718,814
The Mellon GSL Reinvestment Trust II 0.000% + ¤	613,305	15,946

Total Securities Lending Collateral (Cost $21,994,951)		20,734,760

TOTAL INVESTMENTS - 104.2% (Cost $841,742,535)		620,433,753

OTHER ASSETS & LIABILITIES, NET — (4.2%)		(25,059,155)

NET ASSETS - 100.0%		$595,374,598

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Industrials	22.4%
Financials	17.0%
Consumer Discretionary	16.0%
Health Care	9.9%
Consumer Staples	8.3%
Information Technology	7.2%
Short-Term Investment & Securities Lending Collateral	6.6%
Materials	5.4%
Energy	4.8%
Utilities	4.3%
Telecommunication Services	2.3%

104.2%
Other Assets & Liabilities, Net	(4.2%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(b)	As of December 31, 2008, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Japan	26.9%
United Kingdom	16.3%
Spain	7.3%
Canada	6.9%
Switzerland	6.9%
United States	6.6%
Germany	5.9%
France	4.7%
Italy	4.0%
Netherlands	3.6%
Australia	3.2%
Belgium	2.4%
South Korea	2.2%
Ireland	1.4%
Denmark	1.3%
Bermuda	1.0%
Singapore	0.8%
Finland	0.7%
Austria	0.6%
Sweden	0.6%
Norway	0.5%
Luxembourg	0.2%
Greece	0.1%
Cayman	0.1%

104.2%
Other Assets & Liabilities, Net	(4.2%)

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $551,224,704 or 92.6% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $15,946 or less than 0.1% of the net assets were in default as of December 31, 2008.

(f)	1.0% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 97.7%

Consumer Discretionary - 8.2%

Comcast Corp ‘A’	623,177	$10,519,228
McDonald’s Corp	240,600	14,962,914
The Home Depot Inc †	366,050	8,426,471
The Walt Disney Co †	403,306	9,151,013
Time Warner Inc	774,660	7,793,080
Other Securities		91,618,136

		142,470,842

Consumer Staples - 12.6%

CVS Caremark Corp	310,088	8,911,929
Kraft Foods Inc ‘A’	319,159	8,569,419
PepsiCo Inc	335,280	18,363,286
Phillip Morris International Inc	436,752	19,003,080
The Coca-Cola Co	429,600	19,447,992
The Procter & Gamble Co	644,579	39,847,874
Wal-Mart Stores Inc	482,700	27,060,162
Other Securities		76,898,272

		218,102,014

Energy - 13.0%

Chevron Corp	438,634	32,445,757
ConocoPhillips	322,939	16,728,240
Exxon Mobil Corp	1,098,178	87,667,550
Occidental Petroleum Corp	175,600	10,534,244
Schlumberger Ltd (Netherlands)	258,200	10,929,606
Other Securities		67,549,054

		225,854,451

Financials - 12.9%

Bank of America Corp	1,083,257	15,252,259
Citigroup Inc	1,176,619	7,895,113
JPMorgan Chase & Co	805,850	25,408,450
The Goldman Sachs Group Inc	95,480	8,057,557
U.S. Bancorp	378,799	9,473,763
Wells Fargo & Co	818,210	24,120,831
Other Securities		134,623,488

		224,831,461

Health Care - 14.4%

Abbott Laboratories	335,000	17,878,950
Amgen Inc *	228,740	13,209,735
Bristol-Myers Squibb Co	427,400	9,937,050
Eli Lilly & Co	216,000	8,698,320
Gilead Sciences Inc *	198,600	10,156,404
Johnson & Johnson	599,022	35,839,486
Medtronic Inc	242,500	7,619,350
Merck & Co Inc	456,400	13,874,560
Pfizer Inc	1,455,797	25,782,165
Wyeth	287,500	10,784,125
Other Securities		96,940,638

		250,720,783

Industrials - 10.8%

3M Co	149,600	8,607,984
General Electric Co	2,267,600	36,735,120
United Parcel Service Inc ‘B’ †	216,500	11,942,140
United Technologies Corp	205,200	10,998,720
Other Securities		120,043,141

		188,327,105

Information Technology - 15.0%

Apple Inc *	191,900	16,378,665
Cisco Systems Inc *	1,264,116	20,605,091
Google Inc ‘A’ *	51,650	15,890,122
Hewlett-Packard Co	528,773	19,189,172
Intel Corp	1,207,120	17,696,379
International Business Machines Corp	290,081	24,413,217
Microsoft Corp	1,651,672	32,108,504
Oracle Corp *	845,736	14,994,899
QUALCOMM Inc	357,400	12,805,642
Other Securities		86,048,791

		260,130,482

Materials - 2.9%

Monsanto Co	118,298	8,322,264
Other Securities		42,446,278

		50,768,542

Telecommunication Services - 3.8%

AT&T Inc	1,272,279	36,259,952
Verizon Communications Inc	613,254	20,789,311
Other Securities		8,139,290

		65,188,553

Utilities - 4.1%

Exelon Corp	142,424	7,920,199
Other Securities		63,730,234

		71,650,433

Total Common Stocks (Cost $2,386,855,156)		1,698,044,666

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.3%

Time Deposit - 2.3%

State Street Bank & Trust Co 0.050% due 01/02/09	$40,754,000	40,754,000

Total Short-Term Investment (Cost $40,754,000)		40,754,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.0% (Cost $2,427,609,156)		1,738,798,666

	Shares
SECURITIES LENDING COLLATERAL - 6.0%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	107,217,288	103,893,553
The Mellon GSL Reinvestment Trust II 0.000% + ¤	3,027,858	78,724

Total Securities Lending Collateral (Cost $110,245,146)		103,972,277

TOTAL INVESTMENTS - 106.0% (Cost $2,537,854,302)		1,842,770,943

OTHER ASSETS & LIABILITIES, NET — (6.0%)		(103,886,434)

NET ASSETS - 100.0%		$1,738,884,509

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2008

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	15.0%
Health Care	14.4%
Energy	13.0%
Financials	12.9%
Consumer Staples	12.6%
Industrials	10.8%
Short-Term Investment & Securities Lending Collateral	8.3%
Consumer Discretionary	8.2%
Utilities	4.1%
Telecommunication Services	3.8%
Materials	2.9%

106.0%
Other Assets & Liabilities, Net	(6.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities, including those listed under Other Securities, with a total aggregate market value of $103,977,057 or 6.0% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $78,724 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	The amount of $4,527,300 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P 500 (03/09)	172	$37,812,884	$890,754

(g)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent of the net assets individually or in aggregate, respectively, as of December 31, 2008.

(h)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2008

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

GreenHunter Energy Inc Exp. 09/15/11 * ж	209	$—

Total Rights (Cost $0)		—

COMMON STOCKS - 99.0%

Consumer Discretionary - 10.8%

Marvel Entertainment Inc * †	27,331	840,428
Wendy’s/Arby’s Group Inc ‘A’	222,904	1,101,146
Other Securities		43,546,037

		45,487,611

Consumer Staples - 3.8%

Flowers Foods Inc †	42,172	1,027,310
Ralcorp Holdings Inc * †	30,970	1,808,648
Other Securities		13,302,375

		16,138,333

Energy - 4.4%

Comstock Resources Inc * †	25,579	1,208,608
Other Securities		17,151,977

		18,360,585

Financials - 23.1%

Aspen Insurance Holdings Ltd (Bermuda)	46,712	1,132,766
First Niagara Financial Group Inc	64,438	1,041,962
FirstMerit Corp †	45,876	944,587
Highwoods Properties Inc REIT †	35,677	976,123
Knight Capital Group Inc ‘A’ * †	52,709	851,250
Montpelier Re Holdings Ltd (Bermuda)	50,640	850,246
NewAlliance Bancshares Inc	61,198	805,978
Platinum Underwriters Holdings Ltd (Bermuda)	26,597	959,620
ProAssurance Corp *	18,101	955,371
Realty Income Corp REIT †	57,023	1,320,082
Senior Housing Properties Trust REIT	64,082	1,148,349
UMB Financial Corp †	17,384	854,250
Validus Holdings Ltd (Bermuda)	35,909	939,379
Washington REIT †	29,407	832,218
Westamerica Bancorp †	16,316	834,563
Other Securities		82,513,453

		96,960,197

Health Care - 15.2%

Alexion Pharmaceuticals Inc * †	43,062	1,558,414
AMERIGROUP Corp *	30,166	890,500
Bio-Rad Laboratories Inc ‘A’ *	10,583	797,006
Immucor Inc * †	39,134	1,040,182
Magellan Health Services Inc * †	21,960	859,954
Myriad Genetics Inc * †	24,583	1,628,870
Onyx Pharmaceuticals Inc * †	31,262	1,067,910
OSI Pharmaceuticals Inc * †	31,378	1,225,311
Owens & Minor Inc †	22,378	842,532
Psychiatric Solutions Inc * †	31,050	864,742
Thoratec Corp *	30,092	977,689
Valeant Pharmaceuticals International * †	35,901	822,133
Other Securities		51,288,665

		63,863,908

Industrials - 16.7%

CLARCOR Inc †	28,405	942,478
Curtiss-Wright Corp †	25,021	835,451
EMCOR Group Inc * † ‡	38,016	852,699
Moog Inc ‘A’ * †	23,835	871,646
Teledyne Technologies Inc *	19,833	883,560
Tetra Tech Inc *	33,002	796,998
Waste Connections Inc * †	43,630	1,377,399
Watson Wyatt Worldwide Inc ‘A’	23,336	1,115,928
Westinghouse Air Brake Technologies Corp †	26,480	1,052,580
Other Securities		61,259,280

		69,988,019

Information Technology - 15.7%

Jack Henry & Associates Inc †	41,084	797,440
Sybase Inc * †	43,247	1,071,228
Other Securities		63,989,345

		65,858,013

Materials - 3.7%

Compass Minerals International Inc †	17,800	1,044,148
Other Securities		14,289,884

		15,334,032

Telecommunication Services - 1.2%

Other Securities		4,816,748

Utilities - 4.4%

ITC Holdings Corp	27,681	1,209,106
New Jersey Resources Corp †	22,740	894,819
Nicor Inc †	24,497	851,026
Piedmont Natural Gas Co Inc †	41,068	1,300,624
Westar Energy Inc †	57,073	1,170,567
WGL Holdings Inc †	26,750	874,457
Other Securities		12,074,286

		18,374,885

Total Common Stocks (Cost $683,675,787)		415,182,331

CLOSED-END MUTUAL FUND - 0.0%

Other Security		42,281

Total Closed-End Mutual Fund (Cost $136,876)		42,281

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.4%

Time Deposit - 2.4%

State Street Bank & Trust Co 0.050% due 01/02/09	$10,143,000	10,143,000

Total Short-Term Investment (Cost $10,143,000)		10,143,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 101.4% (Cost $693,955,663)		425,367,612

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
SECURITIES LENDING COLLATERAL - 29.5%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	127,731,635	$123,771,955
The Mellon GSL Reinvestment Trust II 0.000% + ¤	3,686,017	95,836

Total Securities Lending Collateral (Cost $131,417,652)		123,867,791

TOTAL INVESTMENTS - 130.9% (Cost $825,373,315)		549,235,403

OTHER ASSETS & LIABILITIES, NET — (30.9%)		(129,715,431)

NET ASSETS - 100.0%		$419,519,972

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	31.9%
Financials	23.1%
Industrials	16.7%
Information Technology	15.7%
Health Care	15.2%
Consumer Discretionary	10.8%
Energy	4.4%
Utilities	4.4%
Consumer Staples	3.8%
Materials	3.7%
Telecommunication Services	1.2%
Closed-End Mutual Fund	0.0%

130.9%
Other Assets & Liabilities, Net	(30.9%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities, including those listed under Other Securities, with a total aggregate market value of $123,867,791 or 29.5% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $95,836 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	Securities with an aggregate market value of $4,456,093 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

Russell 2000 E-Mini (03/09)	110	$5,263,191	$213,485

(g)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent of the net assets individually or in aggregate, respectively, as of December 31, 2008.

(h)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 96.8%

Consumer Discretionary - 7.3%

Apollo Group Inc ‘A’ * †	60,000	$4,597,200
Carnival Corp † (Panama)	162,400	3,949,568
Comcast Corp ‘A’	167,200	2,822,336
Gannett Co Inc †	96,200	769,600
Hanesbrands Inc * †	264,012	3,366,153
Johnson Controls Inc	135,000	2,451,600
Las Vegas Sands Corp * †	178,100	1,056,133
Nordstrom Inc †	164,100	2,184,171
Omnicom Group Inc	114,600	3,085,032
Target Corp †	238,000	8,218,140
The Walt Disney Co †	179,100	4,063,779
Time Warner Cable Inc ‘A’ * †	128,800	2,762,760
Time Warner Inc	368,550	3,707,613
Urban Outfitters Inc * †	233,700	3,500,826
Viacom Inc ‘B’ *	79,900	1,522,894
Wynn Resorts Ltd * †	36,700	1,550,942

		49,608,747

Consumer Staples - 11.2%

Altria Group Inc	234,600	3,533,076
Costco Wholesale Corp †	86,500	4,541,250
Kimberly-Clark Corp	106,560	5,619,974
Kraft Foods Inc ‘A’ †	297,356	7,984,009
PepsiCo Inc	325,700	17,838,589
Phillip Morris International Inc	192,100	8,358,271
Sara Lee Corp	1,406,900	13,773,551
The Coca-Cola Co	243,800	11,036,826
Wal-Mart Stores Inc	62,700	3,514,962

		76,200,508

Energy - 9.8%

Arch Coal Inc †	25,500	415,395
Baker Hughes Inc †	93,600	3,001,752
Chevron Corp	216,890	16,043,353
ConocoPhillips	242,900	12,582,220
Exxon Mobil Corp	123,700	9,874,971
Kinder Morgan Management LLC *	130,400	5,213,392
Marathon Oil Corp	438,000	11,983,680
Schlumberger Ltd (Netherlands)	84,400	3,572,652
The Williams Cos Inc	162,500	2,353,000
Transocean Ltd * (Switzerland)	28,662	1,354,280

		66,394,695

Financials - 13.4%

ACE Ltd (Switzerland)	65,000	3,439,800
Aflac Inc	124,200	5,693,328
Astoria Financial Corp	458,700	7,559,376
Berkshire Hathaway Inc ‘A’ *	35	3,381,000
Douglas Emmett Inc REIT †	134,400	1,755,264
Hudson City Bancorp Inc	515,200	8,222,592
JPMorgan Chase & Co	568,424	17,922,409
Mercury General Corp †	84,400	3,881,556
RenaissanceRe Holdings Ltd (Bermuda)	62,572	3,226,212
SunTrust Banks Inc	15,200	449,008
The Goldman Sachs Group Inc	238,800	20,152,332
The Progressive Corp	375,600	5,562,636
Wells Fargo & Co	333,200	9,822,736

		91,068,249

Health Care - 17.3%

Abbott Laboratories	74,200	3,960,054
Aetna Inc	18,700	532,950
Allergan Inc	608,180	24,521,817
AstraZeneca PLC ADR † (United Kingdom)	373,200	15,312,396
Baxter International Inc	182,200	9,764,098
Cardinal Health Inc	143,400	4,942,998
Celgene Corp *	326,900	18,071,032
Cerner Corp * †	69,100	2,656,895
DaVita Inc *	198,700	9,849,559
Forest Laboratories Inc *	426,700	10,868,049
Genentech Inc *	48,600	4,029,426
Gilead Sciences Inc *	79,000	4,040,060
Health Net Inc *	79,700	867,933
Medtronic Inc	202,900	6,375,118
Thermo Fisher Scientific Inc * †	57,700	1,965,839

		117,758,224

Industrials - 13.4%

Cooper Industries Ltd ‘A’ (Bermuda)	72,600	2,122,098
Danaher Corp †	109,600	6,204,456
FedEx Corp †	95,400	6,119,910
First Solar Inc * †	32,000	4,414,720
Fluor Corp	111,800	5,016,466
General Electric Co	953,300	15,443,460
Illinois Tool Works Inc †	184,000	6,449,200
Iron Mountain Inc * †	247,000	6,108,310
Jacobs Engineering Group Inc *	78,300	3,766,230
Monster Worldwide Inc * †	114,700	1,386,723
Parker-Hannifin Corp	38,200	1,625,028
Union Pacific Corp	79,400	3,795,320
United Parcel Service Inc ‘B’ †	358,000	19,747,280
United Technologies Corp	170,800	9,154,880

		91,354,081

Information Technology - 13.0%

Agilent Technologies Inc *	287,800	4,498,314
Apple Inc *	103,600	8,842,260
Brocade Communications Systems Inc *	530,300	1,484,840
Cisco Systems Inc *	687,800	11,211,140
Cognizant Technology Solutions Corp ‘A’ *	237,200	4,283,832
Dell Inc *	256,000	2,621,440
Flextronics International Ltd * (Singapore)	487,500	1,248,000
Google Inc ‘A’ *	42,600	13,105,890
Jabil Circuit Inc	1,144,400	7,724,700
KLA-Tencor Corp	143,300	3,122,507
Lam Research Corp * †	182,900	3,892,112
NetApp Inc * †	474,200	6,624,574
Oracle Corp *	250,900	4,448,457
Paychex Inc †	108,000	2,838,240
Polycom Inc * †	131,900	1,781,969
QUALCOMM Inc	205,700	7,370,231
Visa Inc ‘A’ †	63,200	3,314,840

		88,413,346

Materials - 4.7%

Allegheny Technologies Inc †	123,800	3,160,614
Barrick Gold Corp (NYSE) (Canada)	136,200	5,008,074
Celanese Corp ‘A’ †	112,700	1,400,861
Cliffs Natural Resources Inc †	79,800	2,043,678
Ecolab Inc †	112,600	3,957,890
Monsanto Co	31,200	2,194,920
Nucor Corp	112,300	5,188,260
Potash Corp of Saskatchewan Inc (Canada)	37,500	2,745,750
Vulcan Materials Co †	94,400	6,568,352

		32,268,399

Telecommunication Services - 4.9%

American Tower Corp ‘A’ * †	537,600	15,762,432
AT&T Inc	492,800	14,044,800
tw telecom Inc * †	386,285	3,271,834

		33,079,066

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Utilities - 1.8%

Allegheny Energy Inc †	80,300	$2,718,958
American Water Works Co Inc †	174,600	3,645,648
CMS Energy Corp †	360,300	3,642,633
Edison International	72,100	2,315,852

		12,323,091

Total Common Stocks (Cost $881,114,942)		658,468,406

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.9%

Time Deposit - 3.9%

State Street Bank & Trust Co 0.050% due 01/02/09	$26,329,000	26,329,000

Total Short-Term Investment (Cost $26,329,000)		26,329,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.7% (Cost $907,443,942)		684,797,406

	Shares
SECURITIES LENDING COLLATERAL - 16.5%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	115,847,438	112,256,167
The Mellon GSL Reinvestment Trust II 0.000% + ¤	2,434,696	63,302

Total Securities Lending Collateral (Cost $118,282,134)		112,319,469

TOTAL INVESTMENTS - 117.2% (Cost $1,025,726,076)		797,116,875

OTHER ASSETS & LIABILITIES, NET - (17.2%)		(116,974,325)

NET ASSETS - 100.0%		$680,142,550

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	20.4%
Health Care	17.3%
Industrials	13.4%
Financials	13.4%
Information Technology	13.0%
Consumer Staples	11.2%
Energy	9.8%
Consumer Discretionary	7.3%
Telecommunications Services	4.9%
Materials	4.7%
Utilities	1.8%

117.2%
Other Assets & Liabilities, Net	(17.2%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $112,319,469 or 16.5% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $63,302 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 97.2%

Consumer Discretionary - 12.7%

Best Buy Co Inc	19,800	$556,578
Coach Inc *	14,500	301,165
Gannett Co Inc †	36,300	290,400
Johnson Controls Inc †	30,100	546,616
Las Vegas Sands Corp * †	194,200	1,151,606
Lowe’s Cos Inc	37,900	815,608
Omnicom Group Inc	59,600	1,604,432
Target Corp †	134,960	4,660,169
The Home Depot Inc	22,300	513,346
The Walt Disney Co	19,700	446,993
Time Warner Cable Inc ‘A’ * †	69,600	1,492,920
Time Warner Inc	173,310	1,743,499
Urban Outfitters Inc *	45,900	687,582
Viacom Inc ‘B’ *	37,800	720,468
Wynn Resorts Ltd * †	10,500	443,730

		15,975,112

Consumer Staples - 6.7%

Avon Products Inc	32,600	783,378
Costco Wholesale Corp †	25,000	1,312,500
Energizer Holdings Inc * †	26,600	1,440,124
PepsiCo Inc	88,600	4,852,622

		8,388,624

Energy - 3.8%

Baker Hughes Inc †	19,700	631,779
Kinder Morgan Management LLC *	9,400	375,812
Marathon Oil Corp	65,200	1,783,872
Schlumberger Ltd (Netherlands)	47,500	2,010,675

		4,802,138

Financials - 8.6%

Aflac Inc	39,500	1,810,680
Hudson City Bancorp Inc	50,100	799,596
JPMorgan Chase & Co	84,700	2,670,591
RenaissanceRe Holdings Ltd (Bermuda)	7,500	386,700
The Goldman Sachs Group Inc	37,400	3,156,186
The Progressive Corp	54,600	808,626
Wells Fargo & Co	42,200	1,244,056

		10,876,435

Health Care - 18.5%

Aetna Inc	2,000	57,000
Allergan Inc	60,800	2,451,456
Amylin Pharmaceuticals Inc * †	10,500	113,925
Baxter International Inc	42,200	2,261,498
BioMarin Pharmaceutical Inc * †	22,100	393,380
Celgene Corp * †	70,300	3,886,184
Cerner Corp * †	61,400	2,360,830
DaVita Inc *	42,800	2,121,596
Genentech Inc *	33,000	2,736,030
Gilead Sciences Inc *	51,000	2,608,140
Health Net Inc *	24,400	265,716
Medtronic Inc	65,800	2,067,436
Teva Pharmaceutical Industries Ltd ADR † (Israel)	29,036	1,236,063
UnitedHealth Group Inc	26,800	712,880

		23,272,134

Industrials - 14.9%

Danaher Corp †	38,400	2,173,824
FedEx Corp	16,700	1,071,305
First Solar Inc * †	10,200	1,407,192
Fluor Corp	42,600	1,911,462
General Electric Co	131,900	2,136,780
Illinois Tool Works Inc	69,400	2,432,470
Iron Mountain Inc * †	54,200	1,340,366
Monster Worldwide Inc * †	64,600	781,014
Southwest Airlines Co	137,200	1,182,664
SunPower Corp ‘A’ * †	14,700	543,900
United Parcel Service Inc ‘B’ †	47,800	2,636,648
United Technologies Corp	21,320	1,142,752

		18,760,377

Information Technology - 26.4%

Adobe Systems Inc *	53,900	1,147,531
Agilent Technologies Inc *	75,286	1,176,720
Altera Corp	40,800	681,768
Apple Inc *	22,300	1,903,305
Brocade Communications Systems Inc *	387,700	1,085,560
Ciena Corp * †	47,800	320,260
Cisco Systems Inc *	177,430	2,892,109
Cognizant Technology Solutions Corp ‘A’ *	55,700	1,005,942
Dell Inc *	17,400	178,176
eBay Inc *	46,600	650,536
Flextronics International Ltd * (Singapore)	54,300	139,008
Google Inc ‘A’ *	25,000	7,691,250
Jabil Circuit Inc	107,900	728,325
KLA-Tencor Corp †	40,500	882,495
Microsoft Corp	57,270	1,113,329
NetApp Inc *	43,000	600,710
Nintendo Co Ltd ADR † (Japan)	17,000	791,161
Oracle Corp *	13,100	232,263
Paychex Inc †	107,000	2,811,960
QUALCOMM Inc	90,110	3,228,641
SanDisk Corp * †	12,900	123,840
SAP AG ADR † (Germany)	12,700	459,994
Seagate Technology LLC - Escrow Shares * + ж (Cayman)	17,600	1,760
Xilinx Inc	9,700	172,854
Yahoo! Inc *	258,400	3,152,480

		33,171,977

Materials - 2.9%

Allegheny Technologies Inc †	49,200	1,256,076
Celanese Corp ‘A’ †	17,500	217,525
Cliffs Natural Resources Inc †	20,800	532,688
Ecolab Inc †	15,400	541,310
Monsanto Co	8,100	569,835
Vulcan Materials Co †	7,500	521,850

		3,639,284

Telecommunication Services - 2.3%

American Tower Corp ‘A’ *	72,200	2,116,904
Level 3 Communications Inc * †	556,600	389,620
tw telecom Inc *	49,000	415,030

		2,921,554

Utilities - 0.4%

Allegheny Energy Inc †	15,000	507,900

Total Common Stocks (Cost $178,668,118)		122,315,535

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 4.3%

Time Deposit - 4.3%

State Street Bank & Trust Co 0.050% due 01/02/09	$5,449,000	$5,449,000

Total Short-Term Investment (Cost $5,449,000)		5,449,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.5% (Cost $184,117,118)		127,764,535

	Shares

SECURITIES LENDING COLLATERAL - 26.3%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	34,180,849	33,121,243
The Mellon GSL Reinvestment Trust II 0.000% + ¤	516,583	13,431

Total Securities Lending Collateral (Cost $34,697,432)		33,134,674

TOTAL INVESTMENTS - 127.8% (Cost $218,814,550)		160,899,209

OTHER ASSETS & LIABILITIES, NET — (27.8%)		(35,031,824)

NET ASSETS - 100.0%		$125,867,385

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	30.6%
Information Technology	26.4%
Health Care	18.5%
Industrials	14.9%
Consumer Discretionary	12.7%
Financials	8.6%
Consumer Staples	6.7%
Energy	3.8%
Materials	2.9%
Telecommunication Services	2.3%
Utilities	0.4%

127.8%
Other Assets & Liabilities, Net	(27.8%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $33,136,434 or 26.3% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $13,431 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
MUTUAL FUND - 100.1%

American Funds Insurance Series® Growth-Income Fund - Class 1	47,815,577	$1,159,527,750

TOTAL INVESTMENTS - 100.1% (Cost $1,890,640,450)		1,159,527,750

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(716,553)

NET ASSETS - 100.0%		$1,158,811,197

Note to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth Fund - Class 1	35,409,287	$1,186,565,197

TOTAL INVESTMENTS - 100.0% (Cost $2,100,799,411)		1,186,565,197

OTHER ASSETS & LIABILITIES, NET - 0.0%		(350,755)

NET ASSETS - 100.0%		$1,186,214,442

Note to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

American Funds Growth-Income and American Funds Growth Portfolios (each a “Feeder Portfolio,” collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth-Income and Growth Funds of the American Funds Insurance Series, respectively, (each a “Master Fund”, collectively the “Master Funds”) (See Note 1 to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 90.2%

Consumer Discretionary - 13.4%

DISH Network Corp ‘A’ *	2,270,800	$25,183,172
McDonald’s Corp	1,094,800	68,085,612
News Corp ‘B’ †	4,379,650	41,957,047
Scripps Networks Interactive Inc ‘A’ †	870,700	19,155,400
SES SA FDR + (Luxembourg)	1,390,500	26,948,553
Target Corp †	702,000	24,240,060
The Home Depot Inc †	1,304,600	30,031,892
Time Warner Inc	4,171,000	41,960,260

		277,561,996

Consumer Staples - 15.1%

Altria Group Inc †	1,643,400	24,749,604
Kimberly-Clark Corp	1,313,700	69,284,538
Kraft Foods Inc ‘A’	1,231,978	33,078,609
Lorillard Inc	493,000	27,780,550
Phillip Morris International Inc	1,436,700	62,510,817
Unilever PLC ADR (United Kingdom)	1,028,000	23,664,560
Wal-Mart Stores Inc †	1,268,600	71,117,716

		312,186,394

Energy - 12.6%

Devon Energy Corp	317,700	20,876,067
El Paso Corp †	2,759,600	21,607,668
Exxon Mobil Corp	608,700	48,592,521
Halliburton Co †	1,332,300	24,221,214
Royal Dutch Shell PLC ADR (United Kingdom)	632,100	33,463,374
Suncor Energy Inc (Canada)	869,028	16,946,046
Total SA ADR (France)	1,397,180	77,264,054
Transocean Ltd * † (Switzerland)	372,020	17,577,945

		260,548,889

Financials - 20.2%

Aflac Inc	464,880	21,310,099
American Express Co	1,018,390	18,891,134
Bank of America Corp	2,333,800	32,859,904
Capital One Financial Corp †	971,700	30,987,513
JPMorgan Chase & Co	1,772,300	55,880,619
Loews Corp	700,520	19,789,690
Marsh & McLennan Cos Inc	1,391,119	33,762,458
Marshall & Ilsley Corp	751,640	10,252,370
The Bank of New York Mellon Corp	1,055,752	29,909,454
The Chubb Corp	791,600	40,371,600
The Travelers Cos Inc	1,267,770	57,303,204
Wells Fargo & Co	2,242,340	66,104,183

		417,422,228

Health Care - 6.1%

Abbott Laboratories	576,700	30,778,479
Novartis AG ADR (Switzerland)	848,800	42,236,288
UnitedHealth Group Inc	988,260	26,287,716
WellPoint Inc *	612,700	25,813,051

		125,115,534

Industrials - 7.9%

Avery Dennison Corp †	312,100	10,215,033
General Electric Co	3,534,220	57,254,364
Raytheon Co †	828,900	42,307,056
The Boeing Co	435,700	18,591,319
United Technologies Corp †	659,000	35,322,400

		163,690,172

Information Technology - 3.0%

EchoStar Corp ‘A’ * †	260,080	3,867,390
International Business Machines Corp	378,900	31,888,224
Microsoft Corp †	1,313,500	25,534,440
Nortel Networks Corp * (Canada)	200,291	52,076

		61,342,130

Materials - 2.4%

Air Products & Chemicals Inc	449,400	22,591,338
E.I. du Pont de Nemours & Co †	1,042,400	26,372,720

		48,964,058

Telecommunication Services - 7.4%

AT&T Inc	2,759,651	78,650,054
Embarq Corp †	851,331	30,613,863
Sprint Nextel Corp * †	4,665,619	8,538,083
Verizon Communications Inc	1,051,000	35,628,900

		153,430,900

Utilities - 2.1%

Sempra Energy	990,400	42,220,752

Total Common Stocks (Cost $2,445,951,922)		1,862,483,053

	Principal
	Amount
SHORT-TERM INVESTMENT - 10.0%

Time Deposit - 10.0%

State Street Bank & Trust Co 0.050% due 01/02/09	$206,587,000	206,587,000

Total Short-Term Investment (Cost $206,587,000)		206,587,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.2% (Cost $2,652,538,922)		2,069,070,053

	Shares
SECURITIES LENDING COLLATERAL - 8.8%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	188,458,290	182,616,083
The Mellon GSL Reinvestment Trust II 0.000% + ¤	2,290,082	59,542

Total Securities Lending Collateral (Cost $190,748,372)		182,675,625

TOTAL INVESTMENTS - 109.0% (Cost $2,843,287,294)		2,251,745,678

OTHER ASSETS & LIABILITIES, NET - (9.0%)		(186,433,287)

NET ASSETS - 100.0%		$2,065,312,391

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.2%
Short-Term Investment & Securities Lending Collateral	18.8%
Consumer Staples	15.1%
Consumer Discretionary	13.4%
Energy	12.6%
Industrials	7.9%
Telecommunication Services	7.4%
Health Care	6.1%
Information Technology	3.0%
Materials	2.4%
Utilities	2.1%

109.0%
Other Assets & Liabilities, Net	(9.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $209,624,178 or 10.1% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $59,542 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 93.8%

Health Care - 2.9%

Genentech Inc *	3,530	$292,672
ICON PLC ADR * (Ireland)	6,780	133,498
Illumina Inc * †	13,950	363,398
Intuitive Surgical Inc *	2,550	323,824
NuVasive Inc * †	5,449	188,808

		1,302,200

Industrials - 1.4%

CoStar Group Inc * †	6,110	201,263
First Solar Inc * †	2,010	277,300
FTI Consulting Inc * †	3,490	155,933

		634,496

Information Technology - 84.7%

Accenture Ltd ‘A’ (Bermuda)	27,290	894,839
Activision Blizzard Inc *	42,340	365,818
Adobe Systems Inc *	60,256	1,282,850
Affiliated Computer Services Inc ‘A’ *	28,590	1,313,710
Agilent Technologies Inc *	27,080	423,260
Altera Corp	32,420	541,738
Amdocs Ltd * (United Kingdom)	45,340	829,269
Analog Devices Inc	61,378	1,167,410
ANSYS Inc *	12,377	345,195
Apple Inc *	53,038	4,526,793
Ariba Inc *	25,240	181,980
ASML Holding NV ‘NY’ † (Netherlands)	40,853	738,214
Blackboard Inc * †	20,484	537,295
CA Inc	50,470	935,209
Check Point Software Technologies Ltd * (Israel)	46,810	888,922
Citrix Systems Inc *	29,781	701,938
Cognizant Technology Solutions Corp ‘A’ *	43,230	780,734
Concur Technologies Inc * †	7,616	249,957
EMC Corp * †	56,890	595,638
Equinix Inc * †	16,918	899,868
F5 Networks Inc *	11,050	252,603
FEI Co *	27,260	514,124
Fiserv Inc *	18,820	684,483
Harris Corp †	20,840	792,962
Hewlett-Packard Co	11,160	404,996
Hittite Microwave Corp * †	9,880	291,065
Intersil Corp ‘A’ †	21,580	198,320
Intuit Inc *	27,760	660,410
Juniper Networks Inc * †	13,850	242,514
Marvell Technology Group Ltd * (Bermuda)	38,450	256,462
McAfee Inc *	29,380	1,015,667
MEMC Electronic Materials Inc * †	16,180	231,050
Microsemi Corp *	30,950	391,208
Microsoft Corp	40,140	780,322
NetApp Inc *	43,340	605,460
Netlogic Microsystems Inc * †	9,600	211,296
Neutral Tandem Inc *	24,651	399,839
Nintendo Co Ltd + (Japan)	1,590	607,621
Nokia OYJ ADR (Finland)	28,900	450,840
Nuance Communications Inc * †	60,180	623,465
Omniture Inc * †	68,394	727,712
Oracle Corp *	70,030	1,241,632
PC Connection Inc *	16,636	85,176
QUALCOMM Inc	83,650	2,997,180
Research In Motion Ltd * (Canada)	24,120	978,790
salesforce.com inc * †	15,220	487,192
SAP AG ADR † (Germany)	7,620	275,996
Symantec Corp *	58,310	788,351
Teradata Corp *	14,820	219,781
Tessera Technologies Inc * †	16,065	190,852
Trimble Navigation Ltd *	20,690	447,112
Varian Semiconductor Equipment Associates Inc * †	13,880	251,506
VeriSign Inc *	33,140	632,311
Vocus Inc * †	25,780	469,454

		37,608,389

Telecommunication Services - 4.8%

American Tower Corp ‘A’ *	47,981	1,406,803
SBA Communications Corp ‘A’ * †	43,090	703,229

		2,110,032

Total Common Stocks (Cost $52,247,531)		41,655,117

	Principal
	Amount
SHORT-TERM INVESTMENT - 11.9%

Time Deposit - 11.9%

State Street Bank & Trust Co
0.050% due 01/02/09	$5,271,000	5,271,000

Total Short-Term Investment (Cost $5,271,000)		5,271,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 105.7% (Cost $57,518,531)		46,926,117

	Shares
SECURITIES LENDING COLLATERAL - 18.5%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	8,488,163	8,225,030
The Mellon GSL Reinvestment Trust II 0.000% + ¤	212,663	5,529

Total Securities Lending Collateral (Cost $8,700,826)		8,230,559

TOTAL INVESTMENTS - 124.2% (Cost $66,219,357)		55,156,676

OTHER ASSETS & LIABILITIES, NET - (24.2%)		(10,739,410)

NET ASSETS - 100.0%		$44,417,266

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	84.7%
Short-Term Investment & Securities Lending Collateral	30.4%
Telecommunication Services	4.8%
Health Care	2.9%
Industrials	1.4%

124.2%
Other Assets & Liabilities, Net	(24.2%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $8,838,180 or 19.9% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $5,529 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments
December 31, 2008

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 19.2%

Consumer Discretionary - 1.1%

Comcast Corp
5.850% due 01/15/10 †	$8,250,000	$8,230,521
Cox Communications Inc
4.625% due 01/15/10 †	5,100,000	4,936,045
Time Warner Inc
6.750% due 04/15/11	5,100,000	4,982,078

		18,148,644

Consumer Staples - 0.3%

CVS/Caremark Corp
3.689% due 09/10/10 §	4,525,000	4,143,244

Financials - 14.9%

American Express Bank FSB
2.485% due 12/10/10 §	23,400,000	23,393,120
American General Finance Corp
4.875% due 05/15/10 †	7,000,000	4,167,177
ANZ Capital Trust Inc
4.484% due 12/15/53 ‡ ~	7,125,000	5,508,223
Genworth Financial Inc
5.231% due 05/16/09 †	4,500,000	4,408,249
Greater Bay Bancorp
5.125% due 04/15/10	2,900,000	2,975,203
ING Capital Funding Trust III
8.439% due 12/29/49 §	9,575,000	4,820,945
JPMorgan Chase & Co
2.625% due 12/01/10	20,100,000	20,513,055
Kreditanstalt fuer Wiederaufbau (Germany)
3.750% due 06/27/11	40,400,000	42,060,036
4.500% due 09/21/09	65,700,000	66,969,981
Monumental Global Funding II
3.900% due 06/15/09 ~ ж	7,915,000	7,854,181
Morgan Stanley
5.050% due 01/21/11	8,250,000	7,927,838
Pricoa Global Funding I
4.200% due 01/15/10 ~	7,575,000	7,431,711
Regions Bank
2.750% due 12/10/10	23,400,000	23,908,833
The Royal Bank of Scotland Group PLC (United Kingdom)
9.118% due 03/31/10	2,650,000	2,263,007
Wachovia Capital Trust III
5.800% due 09/15/99 §	2,425,000	1,431,380
Wachovia Corp
5.500% due 05/01/13 †	4,550,000	4,503,494
Waddell & Reed Financial Inc
5.600% due 01/15/11	4,350,000	3,896,486

		234,032,919

Health Care - 0.5%

UnitedHealth Group Inc
5.125% due 11/15/10	7,725,000	7,544,018

Industrials - 0.9%

GATX Financial Corp
5.125% due 04/15/10	4,850,000	4,544,411
John Deere Capital Corp
5.400% due 04/07/10	10,250,000	10,318,378

		14,862,789

Telecommunication Services - 1.5%

AT&T Inc
5.300% due 11/15/10	8,000,000	8,135,392
Deutsche Telekom International Finance BV (Netherlands)
8.500% due 06/15/10	7,800,000	8,037,284
GTE Corp
7.510% due 04/01/09 ‡	7,750,000	7,778,992

		23,951,668

Total Corporate Bonds & Notes (Cost $311,083,358)		302,683,282

MORTGAGE-BACKED SECURITIES - 42.2%

Collateralized Mortgage Obligations - 13.9%

Adjustable Rate Mortgage Trust
4.996% due 04/25/35 ” §	870,428	528,845
Banc of America Mortgage Securities Inc
4.969% due 05/25/34 ” §	583,420	446,065
Bear Stearns Adjustable Rate Mortgage Trust
4.707% due 04/25/34 ” §	1,116,117	777,885
4.786% due 11/25/34 ” §	3,355,365	2,533,060
5.076% due 06/25/35 ” §	3,292,495	1,627,900
Bear Stearns Alt-A Trust
0.821% due 01/25/35 ” §	3,651,763	1,865,377
1.111% due 04/25/34 ” §	1,080,419	578,329
Chase Mortgage Finance Corp
4.137% due 02/25/37 ” §	15,123,485	11,411,816
4.167% due 02/25/37 ” §	5,998,647	5,239,124
4.606% due 02/25/37 ” §	4,592,479	3,529,686
4.884% due 02/25/37 ” §	8,560,305	7,301,546
5.999% due 02/25/37 ” §	5,990,847	4,047,010
Countrywide Alternative Loan Trust
0.731% due 12/25/35 -
01/25/46 “ § ±	7,401,645	3,455,836
0.771% due 12/25/35 ” §	9,703,018	4,748,994
0.808% due 11/20/35 ” §	3,910,820	1,823,708
0.828% due 11/20/35 ” §	9,296,802	4,340,319
0.838% due 11/20/35 ” §	4,833,973	2,427,425
3.756% due 09/25/35 ” §	1,012,424	489,940
Countrywide Home Loan Mortgage
Pass-Through Trust
0.711% due 03/25/36 ” §	3,193,496	1,371,889
4.540% due 11/20/34 ” §	1,095,901	583,606
5.292% due 02/19/34 ” §	4,043,366	2,569,424
5.420% due 08/25/33 ” §	53,698	33,733
CS First Boston Mortgage Securities Corp
1.431% due 01/25/33 ” §	34,502	18,825
6.530% due 06/15/34 ”	20,000,000	19,568,424
CS First Boston Mortgage Securities Corp (IO)
1.553% due 11/15/36 ~ “ § ж	17,037,456	196,617
1.699% due 05/15/38 ~ “ § ж	14,684,549	287,413
5.500% due 04/25/33 -
06/25/33 “ ± ж	120,439	2,890
5.750% due 05/25/33 ” ж	14,172	112
Downey Savings & Loan Association Mortgage Loan Trust
0.871% due 10/19/45 ” §	4,982,896	2,541,804
Fannie Mae
1.421% due 10/25/31 ” §	4,472,191	4,355,281
5.000% due 01/25/25 ”	4,625,768	4,659,723
First Horizon Alternative Mortgage Securities
4.916% due 03/25/35 ” §	1,274,103	728,887
5.542% due 07/25/35 ” §	1,709,711	852,688

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
First Horizon Asset Securities Inc
4.750% due 12/25/34 ” §	$418,747	$305,682
Freddie Mac
0.000% due 05/15/36 “ § ж	4,928,767	4,737,937
0.000% due 03/15/37 “ § ж	1,376,838	1,251,016
7.000% due 09/15/30 ”	2,879,602	3,029,879
Harborview Mortgage Loan Trust
0.821% due 01/19/36 ” §	1,277,557	594,150
0.831% due 01/19/36 ” §	7,061,537	3,271,689
0.848% due 06/20/35 ” §	1,570,282	754,485
0.891% due 11/19/35 ” §	1,703,773	779,237
Impac CMB Trust
0.721% due 10/25/35 ” §	3,534,484	1,189,889
Impac Secured Assets CMN Owner Trust
0.721% due 03/25/36 ” §	5,430,430	2,473,478
IndyMac Index Mortgage Loan Trust
0.691% due 04/25/46 ” §	5,602,076	2,270,826
5.321% due 08/25/35 ” §	1,857,338	1,137,910
JPMorgan Chase Commercial Mortgage Securities Corp
4.738% due 07/15/42 ”	16,000,000	12,589,384
JPMorgan Mortgage Trust
4.066% due 07/25/35 ” §	1,544,692	1,151,547
4.196% due 07/25/35 ” §	4,964,647	3,694,233
4.767% due 07/25/35 ” §	4,417,578	3,242,238
Lehman XS Trust
3.006% due 03/25/47 ” §	12,204,325	4,915,695
Luminent Mortgage Trust
0.661% due 07/25/36 ” §	2,552,243	990,930
MASTR Adjustable Rate Mortgages Trust
0.851% due 11/25/34 ” §	46,029	23,488
4.569% due 09/25/34 ” §	1,073,848	911,638
Merrill Lynch Mortgage Investors Inc
5.149% due 12/25/35 ” §	5,582,000	3,015,427
5.451% due 07/25/33 ” §	108,229	67,449
MortgageIT Trust
0.731% due 12/25/35 ” §	3,852,610	1,808,064
Prudential Commercial Mortgage Trust (IO)
1.425% due 02/11/36 ~ “ § ж	30,869,969	688,521
Residential Accredit Loans Inc
5.487% due 11/25/37 ” §	7,204,236	2,254,864
Sequoia Mortgage Trust
4.509% due 11/20/34 ” §	1,138,516	685,528
Structured Adjustable Rate Mortgage Loan Trust
0.811% due 08/25/35 ” §	713,231	293,796
4.380% due 05/25/34 ” §	1,443,550	925,806
4.715% due 06/25/34 ” §	5,282,934	3,202,330
5.151% due 02/25/35 ” §	820,981	380,394
5.181% due 05/25/34 ” §	503,704	223,376
5.250% due 09/25/34 ” §	640,395	306,485
5.365% due 02/25/34 ” §	90,771	56,070
5.450% due 11/25/34 ” §	2,783,456	1,582,560
5.726% due 03/25/34 ” §	235,749	154,657
Structured Asset Mortgage Investments Inc
0.701% due 02/25/36 ” §	11,086,093	4,704,725
Structured Asset Securities Corp
4.952% due 09/25/33 ” §	1,960,131	1,332,727
5.140% due 11/25/33 ” §	1,317,299	906,007
5.164% due 07/25/33 ” §	696,208	487,421
Washington Mutual Mortgage Pass-Through Certificates
0.731% due 11/25/45 ” §	7,668,644	3,774,826
0.741% due 12/25/45 ” §	4,950,166	2,267,867
0.761% due 07/25/45 - 10/25/45 “ § ±	12,316,138	6,299,775
0.791% due 08/25/45 ” §	3,501,783	1,900,983
2.956% due 03/25/47 ” §	5,419,595	2,021,840
3.096% due 11/25/46 ” §	13,347,779	4,947,201
3.176% due 09/25/46 ” §	2,526,005	956,831
3.216% due 09/25/46 ” §	14,298,354	5,400,993
4.243% due 06/25/34 ” §	1,860,910	1,318,978
4.834% due 09/25/35 ” §	9,000,000	6,139,061
Washington Mutual MSC Mortgage Pass-Through Certificates
7.000% due 03/25/34 ”	2,193,123	1,964,928
Wells Fargo Mortgage-Backed Securities Trust
4.542% due 02/25/35 ” §	9,839,547	6,218,009
4.999% due 10/25/35 ” §	3,901,963	2,970,721
5.594% due 07/25/36 ” §	8,441,963	4,811,708

		218,329,440

Fannie Mae - 19.4%
3.844% due 06/01/35 ” §	3,778,126	3,699,381
3.914% due 06/01/33 ” §	2,931,343	2,876,094
4.000% due 11/01/13 ”	6,358,330	6,451,068
4.241% due 05/01/35 ” §	7,748,063	7,758,466
4.285% due 03/01/35 ” §	2,181,289	2,153,633
4.292% due 04/01/34 ” §	3,834,353	3,747,405
4.323% due 01/01/35 ” §	2,171,374	2,143,625
4.345% due 08/01/35 ” §	6,750,156	6,809,221
4.483% due 05/01/33 ” §	3,644,842	3,652,689
4.500% due 06/01/18 - 01/20/24 “ ±	51,405,080	52,553,892
4.500% due 02/01/34 ” §	3,614,789	3,627,266
4.573% due 07/01/35 ” §	11,197,720	11,160,361
4.577% due 02/01/34 - 04/01/35 “ § ±	9,702,910	9,604,869
4.596% due 01/01/35 ” §	4,365,238	4,410,997
4.622% due 01/01/34 ” §	9,673,752	9,561,659
4.663% due 12/01/33 ” §	3,840,363	3,869,183
4.667% due 04/01/33 ” §	1,323,230	1,333,108
4.730% due 07/01/35 ” §	7,258,387	7,290,345
4.737% due 08/01/35 ” §	9,740,841	9,722,055
4.759% due 07/01/35 ” §	3,891,892	3,881,956
4.785% due 12/01/33 ” §	3,790,645	3,807,610
4.836% due 11/01/35 ” §	3,976,419	3,992,652
4.928% due 07/01/35 ” §	5,463,044	5,512,954
4.936% due 06/01/35 ” §	5,505,925	5,549,248
4.958% due 10/01/34 ” §	2,802,575	2,809,185
5.000% due 09/01/38 ”	994,850	1,016,966
5.080% due 12/01/35 ” §	3,362,983	3,392,208
5.104% due 05/01/35 ” §	2,160,303	2,169,997
5.125% due 05/01/33 ” §	61,285	61,321
5.460% due 08/01/33 ” §	6,612,300	6,669,362
5.500% due 01/01/09 - 07/01/38 “ ±	36,200,159	37,503,727
5.545% due 02/01/33 ” §	1,305,159	1,282,961
6.000% due 01/01/18 - 09/01/38 “ ±	9,405,267	9,765,044
6.102% due 02/01/33 ” §	701,618	707,416
6.500% due 05/01/33 - 01/01/39 “ ±	28,411,035	29,524,647
7.000% due 05/01/33 - 05/01/35 “ ±	1,799,638	1,884,572
7.500% due 10/01/37 ”	32,680,891	34,339,515

		306,296,658

Freddie Mac - 6.7%

4.000% due 02/01/14 - 04/01/14 “ ±	10,887,074	11,058,337
4.377% due 03/01/35 ” §	2,507,377	2,497,791
4.404% due 02/01/35 ” §	4,135,677	4,114,841
4.500% due 04/01/18 - 08/01/20 “ ±	7,494,560	7,730,867
4.556% due 08/01/35 ” §	7,005,395	6,895,997
4.677% due 02/01/34 ” §	7,120,140	7,124,506
4.781% due 12/01/35 ” §	8,392,637	8,510,682
4.904% due 09/01/35 ” §	9,320,769	9,294,247

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
5.500% due 02/01/12 - 11/01/21 ” ±	$33,066,408	$34,225,251
5.507% due 03/01/35 ” §	2,700,378	2,711,608
6.000% due 04/01/33 † ”	10,043,773	10,381,609
6.500% due 10/01/38 ”	998,953	1,038,755

		105,584,491

Government National Mortgage Association - 2.2%

3.750% due 01/20/35 ” §	6,342,289	6,114,163
4.250% due 07/20/34 ” §	6,210,288	6,024,958
4.500% due 09/20/34 ” §	3,279,608	3,186,441
5.500% due 07/15/20 ”	2,980,883	3,125,346
6.000% due 01/15/22 ”	14,886,486	15,702,164

		34,153,072

Total Mortgage-Backed Securities (Cost $801,754,042)		664,363,661

ASSET-BACKED SECURITIES - 2.4%

Chase Issuance Trust
4.960% due 09/17/12 ”	17,000,000	16,395,232
CIT Mortgage Loan Trust
1.471% due 10/25/37 ~ ” § ж	5,827,166	4,749,140
1.721% due 10/25/37 ~ ” § ж	2,000,000	750,000
1.921% due 10/25/37 ~ ” § ж	3,850,000	1,309,000
Countrywide Home Equity Loan Trust
1.415% due 12/15/29 ” §	510,848	323,570
1.415% due 04/15/30 ” §	1,186,703	581,112
1.455% due 10/15/28 ” §	861,214	469,055
1.455% due 06/15/29 ” §	766,458	416,116
GMAC Mortgage Corp Loan Trust
7.000% due 09/25/37 ”	2,961,756	894,137
HFC Home Equity Loan Asset-Backed Certificates
0.858% due 09/20/33 ” §	2,132,836	1,597,691
1.708% due 11/20/36 ” §	6,290,265	3,686,771
Lehman XS Trust
0.741% due 02/25/36 ” §	7,659,917	3,468,086
0.771% due 11/25/35 ” §	5,268,377	2,461,794

Total Asset-Backed Securities (Cost $56,315,608)		37,101,704

U.S. GOVERNMENT AGENCY ISSUES - 25.7%

Fannie Mae
3.375% due 05/19/11 †	33,000,000	34,696,927
4.680% due 06/15/11	35,700,000	38,637,574
5.125% due 04/15/11 †	50,900,000	55,087,543
Federal Home Loan Bank
3.050% due 04/28/10	25,300,000	25,345,869
7.625% due 05/14/10 †	40,500,000	44,236,489
Freddie Mac
2.875% due 06/28/10 †	84,400,000	86,662,680
3.250% due 02/25/11 †	28,200,000	29,339,590
3.875% due 12/10/10	54,400,000	57,125,168
5.125% due 04/18/11 †	30,200,000	32,636,083

Total U.S. Government Agency Issues (Cost $389,776,014)		403,767,923

SHORT-TERM INVESTMENTS - 15.4%

Commercial Paper - 2.8%

Bank of America Corp NA
2.955% due 02/02/09 §	15,000,000	14,976,133
General Electric Co
1.000% due 04/08/09	29,000,000	28,894,512

		43,870,645

U.S. Government Agency Issues - 4.9%
Fannie Mae
2.000% due 10/16/09	29,600,000	28,913,280
Federal Home Loan Bank
3.500% due 10/22/09	16,500,000	16,500,000
Freddie Mac
2.000% due 10/23/09	33,000,000	32,215,792

		77,629,072

U.S. Treasury Bills - 0.8%

2.000% due 11/19/09	13,700,000	13,556,017

Time Deposit - 0.1%

State Street Bank & Trust Co
0.050% due 01/02/09	1,326,000	1,326,000

Repurchase Agreement - 6.8%

UBS Securities Inc 0.070% due 01/02/09 (Dated 12/31/08, repurchase price of $106,400,414; collateralized by Fannie Mae: 4.026% - 6.106% due 06/01/33 - 08/01/37 and market value $108,531,462)	106,400,000	106,400,000

Total Short-Term Investments (Cost $242,781,734)		242,781,734

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 104.9% (Cost $1,801,710,756)		1,650,698,304

	Shares
SECURITIES LENDING COLLATERAL - 13.0%

The Mellon GSL DBT II Collateral Fund
1.670% + Δ	210,141,782	203,627,387
The Mellon GSL Reinvestment Trust II
0.000% + ¤	6,391,796	166,187

Total Securities Lending Collateral (Cost $216,533,578)		203,793,574

TOTAL INVESTMENTS - 117.9% (Cost $2,018,244,334)		1,854,491,878

OTHER ASSETS & LIABILITIES, NET - (17.9%)		(282,102,799)

NET ASSETS - 100.0%		$1,572,389,079

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008
Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	42.2%
Short-Term Investments & Securities Lending Collateral	28.4%
U.S. Government Agency Issues	25.7%
Corporate Bonds & Notes	19.2%
Asset-Backed Securities	2.4%

117.9%
Other Assets & Liabilities, Net	(17.9%)

100.0%

(b)	As of December 31, 2008, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA / U.S. Governments & Agency Issues	87.4%
A-1 (Short-Term Debt only)	4.7%
AA	1.4%
A	3.9%
BBB	2.5%
Not Rated	0.1%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $203,793,574 or 13.0% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $166,187 or less than 0.1% of the net assets were in default as of December 31, 2008.

(f)	1.4% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.
(g)	Securities with an aggregate market value of $6,656,251 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (01/09)	322	$322,000,000	$561,888
Eurodollar (03/09)	126	126,000,000	243,292
Eurodollar (06/09)	226	226,000,000	392,260
Eurodollar (09/09)	226	226,000,000	345,240
U.S. Treasury 2-Yr Notes (03/09)	2,177	435,400,000	4,430,896
U.S. Treasury 5-Yr Notes (03/09)	437	43,700,000	490,334
U.S. Treasury 10-Yr Notes (03/09)	378	37,800,000	3,164,460

Short Futures Outstanding
Eurodollar (12/09)	216	216,000,000	(933,112)
Eurodollar (03/10)	216	216,000,000	(962,852)
Eurodollar (06/10)	189	189,000,000	(168,380)
U.S. Treasury 30-Yr Bonds (03/09)	497	49,700,000	(4,442,465)

			$3,121,561

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments
December 31, 2008

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 2.5%

Health Care - 2.5%

Azithromycin Royalty Sub (Unsecured)
16.000% due 05/15/19 § ж	$14,000,000	$12,180,000
Celtic Pharmaceutical Holdings LP (Unsecured)
17.000% due 06/15/12 § ж	2,579,825	1,909,071
Molecular Insight Pharmaceuticals Inc (Unsecured)
10.800% due 11/01/12 § ж	3,082,804	2,466,243

		16,555,314

Total Corporate Bonds & Notes (Cost $19,469,784)		16,555,314

SENIOR LOAN NOTES - 73.9%

Consumer Discretionary - 23.4%

AWAS Capital Inc (1st Lien)
3.250% due 03/24/13 §	2,972,947	1,858,092
AWAS Capital Inc (2nd Priority)
7.500% due 03/15/13 §	1,870,105	841,547
Blockbuster Inc Tranche A
5.800% due 08/20/09 §	819,677	567,627
6.050% due 08/20/09 §	411,134	284,710
Blockbuster Inc Tranche B
5.370% due 08/20/11 §	937,080	565,059
6.050% due 08/20/11 §	1,113,415	671,389
6.630% due 08/20/11 §	740,858	446,738
6.880% due 08/20/11 §	78,874	47,561
Burlington Coat Factory Warehouse Corp
4.450% due 05/28/13 §	16,572,062	7,457,428
CBR Fashion GmbH Facility (2nd Lien) (Germany)
6.743% due 10/19/16 §	EUR 2,500,000	1,476,925
CBR Fashion GmbH Facility Term B (Germany)
4.868% due 04/20/15 §	1,250,000	1,090,318
CBR Fashion GmbH Facility Term C (Germany)
5.118% due 04/19/16 §	1,150,000	1,011,086
Cequel Communications LLC
4.235% due 11/05/13 §	$1,089,949	712,554
4.250% due 11/05/13 §	74	48
6.334% due 11/05/13 §	12,419,383	8,119,172
Charter Communications Operating LLC (Replacement Term Loan)
4.160% due 03/06/14 §	2,199,694	1,628,543
4.290% due 03/06/14 §	4,189,892	3,101,987
5.470% due 03/06/14 §	12,868,954	9,527,530
Claire’s Stores Inc Term B
3.221% due 05/29/14 § •	6,901,763	2,782,894
4.209% due 05/29/14 § •	3,022,670	1,218,786
Delphi Corp Tranche C (Initial Term Loan)
10.500% due 06/30/09 § ¤	8,168,139	1,705,099
Delphi Corp Tranche C (Subsequent Term Loan)
10.500% due 06/30/09 § ¤	831,861	158,054
Dollar General Corp Tranche B1
3.211% due 07/07/14 §	2,235,294	1,742,836
3.711% due 07/07/14 §	682,353	532,024
4.575% due 07/07/14 §	588,235	458,641
5.000% due 07/07/14 §	4,706	3,669
6.170% due 07/07/14 §	4,489,412	3,500,350
Dollar General Corp Tranche B2
3.211% due 07/07/14 §	7,500,000	5,560,875
Euramax International Holdings BV (2nd Lien European Loan) (Netherlands)
11.000% due 06/29/13 §	331,579	91,184
Euramax International Inc (Domestic Term Loan) (Netherlands)
6.750% due 06/29/12 §	3,190,150	1,355,814
Euramax International Inc (2nd Lien Domestic Term Loan) (Netherlands)
11.000% due 06/29/13 §	668,421	175,461
Euramax International Inc (Revolving Facility) (Netherlands)
3.000% due 06/29/11 §	4,855,656	2,057,584
Foamex LP (1st Lien)
4.445% due 02/12/13 §	980,294	325,948
5.500% due 02/12/13 §	25,630	8,522
8.069% due 02/12/13 §	8,644,412	2,874,267
Fontainebleau Florida Hotel LLC Tranche C
7.996% due 06/06/12 § ж	2,500,000	2,125,000
Ford Motor Co
due 12/15/13 § ∞	6,912,790	2,836,145
5.000% due 12/15/13 §	4,962,025	2,035,795
Ginn La Conduit Lender Inc Tranche A (1st Lien Credit-Linked Deposit)
7.750% due 06/08/11 § ¤	1,584,214	195,381
Ginn La Conduit Lender Inc Tranche B (1st Lien)
6.196% due 06/08/11 § ¤	3,395,064	418,713
Green Valley Ranch Gaming LLC (1st Lien)
4.000% due 02/16/14 § ¤	718,396	299,571
4.388% due 02/16/14 § ¤	1,245,283	519,283
Green Valley Ranch Gaming LLC (2nd Lien)
5.075% due 08/16/14 § ¤	5,500,000	976,250
Knology Inc
6.400% due 06/30/12 § ж	6,093,965	3,625,909
KnowledgePoint360 Group LLC (2nd Lien) (United Kingdom)
9.140% due 04/13/15 § ж	1,000,000	685,000
Kuilima Resort Co (1st Lien)
9.000% due 09/30/10 § ¤	2,267,266	878,566
Lake at Las Vegas Joint Venture
7.961% due 07/16/09 § ж	9,696,309	9,696,309
14.350% due 06/20/12 § ¤ ж	17,765,053	1,347,124
Lake at Las Vegas Joint Venture (Credit-Linked Deposit)
14.350% due 06/20/12 § ¤ ж	1,926,263	146,068
Metro-Goldwyn-Mayer Inc Tranche B
3.711% due 04/09/12 §	1,378,674	590,527
4.709% due 04/09/12 §	1,560,873	668,569
Metro-Goldwyn-Mayer Inc Tranche B1
4.709% due 04/09/12 §	1,228,125	526,043
Nielsen Finance LLC (Dollar Term Loan)
3.825% due 08/09/13 §	4,800,643	3,264,437
4.388% due 08/09/13 §	14,071,723	9,568,772
Ozburn-Hessey Holding Co LLC
3.711% due 08/10/12 § ж	3,116,867	2,103,885
6.670% due 08/10/12 § ж	5,172,006	3,491,104
Parts Holdings SAS Facility D (France)
10.290% due 06/30/15 §	EUR 3,000,000	521,268
Penton Media Inc (2nd Lien)
8.420% due 02/01/14 §	$3,000,000	637,500
Pivotal Promontory LLC (1st Lien)
7.000% due 08/31/10 § ¤	7,475,662	3,737,831
Sabre Inc (Initial Term Loan)
3.890% due 09/30/14 §	7,406,044	3,232,220
5.420% due 09/30/14 §	10,983,541	4,793,547
Solo Cup Co Term B1
4.654% due 02/27/11 §	820,981	684,698
5.400% due 02/27/11 §	317,208	264,552

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

5.670% due 02/27/11 §	$951,626	$793,656
5.750% due 02/27/11 §	206,484	172,208
Tamarack Resort LLC
8.411% due 04/17/09 + §	41,867	41,030
Tamarack Resort LLC Tranche A (Credit-Linked Deposit)
8.051% due 05/19/11 § ¤ ж	402,414	201,207
Tamarack Resort LLC Tranche B
7.500% due 05/19/11 § ¤ ж	594,567	297,284
The Goodyear Tire & Rubber Co (2nd Lien)
2.220% due 04/30/14 §	6,000,000	3,865,020
TME UK Acquisition Co Ltd (U.K. Term Loan) (United Kingdom)
7.560% due 04/13/14 § ж	GBP 1,603,807	1,844,703
Totes Isotoner Corp (1st Lien)
2.961% due 01/31/13 §	$482,688	249,791
4.750% due 01/31/13 §	9,051	4,684
6.376% due 01/31/13 §	696,185	360,275
Tribune Co Tranche B (Advance)
5.250% due 06/04/14 §	4,911,530	1,417,320
Tribune Co Tranche X (Advance)
7.084% due 06/04/09 §	1,999,238	574,061
Univision Communications Inc (Initial Term Loan)
2.711% due 09/29/14 §	16,169,183	6,773,109
WAICCS Las Vegas 3 LLC (1st Lien)
4.936% due 02/01/09 § ж	5,000,000	4,125,000
WAICCS Las Vegas 3 LLC (2nd Lien)
10.436% due 02/01/09 § ж	4,000,000	2,500,000
Water PIK Inc (1st Lien)
4.211% due 06/15/13 § ж	1,907,658	1,526,126
WideOpenWest Finance LLC (1st Lien)
3.966% due 06/30/14 §	2,170,769	1,193,923
4.696% due 06/30/14 §	5,107,693	2,809,231
5.965% due 06/30/14 §	1,021,538	561,846
Young Broadcasting Inc
4.000% due 11/03/12 §	11,450	4,217
5.250% due 11/03/12 §	2,198,474	809,775

		153,954,855

Consumer Staples - 4.6%

Dole Food Co Inc (Credit-Linked Deposit)
4.688% due 04/12/13 §	519,662	366,796
Dole Food Co Inc Tranche B
2.625% due 04/12/13 §	867,836	612,549
4.250% due 04/12/13 §	50,859	35,898
Pinnacle Foods Finance LLC
4.661% due 04/02/14 §	946,207	655,721
6.803% due 04/02/14 §	2,041,017	1,414,425
Solvest Ltd Tranche C
2.563% due 04/12/13 § ж	1,610,953	1,137,067
4.250% due 04/12/13 § ж	148,918	105,112
6.813% due 04/12/13 § ж	1,662,919	1,173,746
Spectrum Brands Inc (Letter of Credit)
4.150% due 03/30/13 §	520,394	288,819
Spectrum Brands Inc Term B (Dollar Term Loan)
6.035% due 03/30/13 §	7,398,393	4,106,108
6.149% due 03/30/13 §	884,713	491,016
8.320% due 03/30/13 §	2,488,255	1,380,981
Wm Wrigley Jr Co Tranche B
7.750% due 10/06/14 §	19,000,000	18,261,090

		30,029,328

Energy - 1.1%

Continental Alloys & Services Inc (U.S. Term Loan Advance)
3.959% due 06/15/12 §	6,866,562	3,604,945
Targa Resources Inc
3.459% due 10/31/12 §	24,484	16,649
5.975% due 10/31/12 §	1,339,274	910,707
Targa Resources Inc (Synthetic Letter of Credit)
1.334% due 10/31/12 §	788,507	536,184
Value Creation Inc (Canada)
11.789% due 07/07/12 § ж	6,950,407	2,432,642

		7,501,127

Financials - 3.5%

First Data Corp Tranche B1 (Initial Term Loan)
3.211% due 09/24/14 §	18,305,942	11,728,526
FleetCor Technologies Operating Co LLC Tranche 1
3.150% due 04/30/13 § ж	164,750	84,023
3.681% due 04/30/13 § ж	2,250,000	1,147,500
FleetCor Technologies Operating Co LLC Tranche 2
3.681% due 04/30/13 § ж	487,750	248,752
HUB International Ltd (Delay Draw Term Loan)
3.959% due 06/13/14 §	2,128,756	1,248,877
HUB International Ltd (Initial Term Loan)
3.959% due 06/13/14 §	9,470,922	5,556,306
Kyle Acquisition Group LLC Facility B
due 07/20/09 § ¤ ∞	2,857,143	314,286
6.000% due 07/20/08 § ¤	5,714,286	628,571
Kyle Acquisition Group LLC Facility C
due 07/20/10 § ¤ ∞	2,142,857	198,214
7.750% due 07/20/10 § ¤	4,285,714	396,429
LBREP/L-Suncal Master I LLC (1st Lien)
5.500% due 01/18/10 § ¤ ж	1,558,158	116,862
Realogy Corp (Synthetic Letter of Credit)
3.150% due 10/10/13 § ●	472,441	298,819
Spirit Finance Corp
6.193% due 08/01/13 §	2,000,000	725,000

		22,692,165

Health Care - 13.3%

Aveta Inc (Original Term Loan)
5.970% due 08/22/11 §	5,393,488	3,829,377
Aveta Inc (Acquisition Term Loan)
5.970% due 08/22/11 §	3,486,729	2,475,578
Aveta Inc (New Term Loan)
5.970% due 08/22/11 §	632,039	448,747
BioTech Research Labs (1st Lien)
2.470% due 03/16/14 §	3,959,899	2,465,038
CCS Medical Inc (1st Lien)
4.710% due 09/30/12 §	16,187,443	8,862,625
CCS Medical Inc (2nd Lien)
9.460% due 03/30/13 §	2,500,000	875,000
Fenwal Inc (1st Lien Delayed Draw Term Loan)
4.446% due 02/28/14 §	1,678,571	1,040,714
Fenwal Inc (1st Lien Initial Term Loan)
4.446% due 02/28/14 §	9,895,179	6,135,011
HCA Inc Tranche B
3.709% due 11/18/13 §	26,157,864	20,650,195
Inverness Medical Holdings U.S. LLC (1st Lien)
3.466% due 06/26/14 §	902,702	612,330
3.890% due 06/26/14 §	1,383,714	938,615
Life Technologies Corp Facility Term B
5.250% due 11/21/15 §	4,987,500	4,704,883

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
LifeCare Holdings Inc
7.670% due 08/11/12 §	$11,298,185	$6,369,352
Medical Staffing Network Inc (2nd Lien)
8.749% due 07/02/14 § ж	1,000,000	650,000
Mylan Inc Tranche B (U.S. Term Loan)
3.750% due 10/02/14 §	1,681,806	1,434,438
4.750% due 10/02/14 §	20,763,039	17,709,108
6.750% due 10/02/14 §	3,559,615	3,036,049
Select Medical Corp Tranche B
4.153% due 02/24/12 §	7,418,002	5,238,963
4.250% due 02/24/12 §	3,324	2,348

		87,478,371

Industrials - 6.7%

Alpha Topco Ltd Facility B1 (Formula One) (United Kingdom)
2.711% due 12/31/13 §	2,428,571	1,311,429
Alpha Topco Ltd Facility B2 (Formula One) (United Kingdom)
2.711% due 12/31/13 §	1,669,643	901,607
Alpha Topco Ltd Facility D (Formula One) (United Kingdom)
5.311% due 06/30/14 §	2,000,000	800,000
Atrium Cos Inc (Closing Date Term Loan)
12.500% due 05/31/12 §	5,687,414	3,554,633
Avio SPA Facility (2nd Lien) (Italy)
6.942% due 06/14/16 §	EUR 4,000,000	2,224,076
BakerCorp Tranche C
2.711% due 05/08/14 §	$4,298,546	2,127,780
3.445% due 05/08/14 §	5,058,954	2,504,182
Delta Air Lines Inc (2nd Lien)
5.149% due 04/30/14 §	4,932,406	2,462,084
Delta Air Lines Inc (Credit-Linked Deposit)
0.286% due 04/30/12 §	109,464	73,341
3.899% due 04/30/12 §	1,870,536	1,253,259
FR Brand Acquisition Corp Term B (1st Lien)
3.750% due 02/07/14 §	4,729,662	2,908,742
4.188% due 02/07/14 §	379,338	233,293
Gainey Corp
11.250% due 04/20/12 § ¤	3,764,607	407,839
Hunter Defense Technologies Inc
4.710% due 08/22/14 §	945,454	548,363
5.500% due 08/22/14 §	2,731	1,584
Key Safety Systems Inc (1st Lien)
2.721% due 03/08/14 §	1,366,319	751,476
3.716% due 03/08/14 §	3,906,250	2,148,438
6.753% due 03/08/14 §	868,056	477,431
The Manitowoc Co Inc Term B
6.500% due 08/25/14 §	5,000,000	3,575,000
United Air Lines Inc Tranche B
2.500% due 02/01/14 §	6,608,597	3,112,649
3.000% due 02/01/14 §	2,738,896	1,290,020
US Airways Group Inc
2.971% due 03/21/14 §	13,202,273	5,569,709
Vangent Inc
4.410% due 02/14/13 §	9,118,654	5,516,785

		43,753,720

Information Technology - 4.1%

Aeroflex Inc Tranche B2
5.938% due 08/15/14 §	984,643	649,864
Aspect Software Inc (2nd Lien)
9.188% due 07/11/12 § ж	2,000,000	850,000
Intergraph Corp (1st Lien Initial Term Loan)
4.181% due 05/29/14 §	6,677,481	5,008,111
Serena Software Inc
4.250% due 03/10/13 §	3,304,186	2,395,535
SkillSoft Corp
4.959% due 05/14/13 § ж	4,935,341	3,948,272
SunGard Data Systems Inc (Incremental Term Loan)
6.750% due 02/28/14 §	5,985,000	4,623,412
SunGard Data Systems Inc Term B (U.S. Term Loan)
3.575% due 02/28/14 §	1,163,399	792,775
4.138% due 02/28/14 §	4,247,328	2,894,257
Verint Systems Inc
4.450% due 05/27/14 § ж	4,692,308	2,416,538
Vertafore Inc (New Term Loan)
4.658% due 01/31/12 §	4,902,638	3,431,846

		27,010,610

Materials - 4.5%

Appleton Papers Inc Term B
3.216% due 06/05/14 §	1,905,999	1,391,380
4.256% due 06/05/14 §	1,995,810	1,456,941
6.070% due 06/05/14 §	1,995,810	1,456,941
Boise Paper Holdings LLC (2nd Lien)
9.250% due 02/23/15 §	2,000,000	500,000
Custom Building Products Inc (1st Lien)
8.000% due 10/20/11 §	903,374	632,363
Custom Building Products Inc (2nd Lien)
10.750% due 04/20/12 §	3,000,000	1,665,000
Inuit Holdings U.S. Inc Facility B2
2.847% due 06/13/15 §	3,741,591	1,753,871
Inuit Holdings U.S. Inc Facility C2
3.097% due 06/13/16 §	3,741,591	1,763,225
Matrix Acquisition Corp Tranche B
2.461% due 04/12/14 §	4,647,271	2,997,490
PSE ACQCO Ltd Term B (USD Senior) (United Kingdom)
2.962% due 05/30/15 § ж	3,000,000	1,350,000
PSE ACQCO Ltd Term C (USD Senior) (United Kingdom)
3.212% due 05/30/16 § ж	3,000,000	1,350,000
Solutia Inc
8.500% due 02/28/14 §	15,887,243	10,882,761
United Central Industrial Supply Co LLC
3.211% due 03/31/12 §	1,569,489	1,235,973
3.445% due 03/31/12 §	1,335,330	1,051,572

		29,487,517

Telecommunication Services - 8.0%

ALLTEL Communications Inc Tranche B1
3.939% due 05/15/15 §	6,947,236	6,827,396
ALLTEL Communications Inc Tranche B2
4.371% due 05/15/15 §	7,927,262	7,828,171
Cricket Communications Inc Term B
6.500% due 06/16/13 §	11,751,276	9,787,814
Level 3 Financing Inc
7.000% due 03/13/14 §	14,250,000	9,072,476
MetroPCS Wireless Inc Tranche B
2.750% due 11/03/13 §	8,166,092	6,641,768
5.500% due 11/03/13 §	14,478,885	11,776,184
PAETEC Holding Corp (Replacement Term Loan)
2.961% due 02/28/13 §	1,246,952	757,523

		52,691,332

Utilities - 4.7%

Bosque Power Co LLC
9.133% due 01/16/15 §	4,988,068	3,267,184
Calpine Corp (First Priority Term Loan)
4.335% due 03/29/14 §	16,882,155	12,553,064
Coleto Creek Power LP (1st Lien Synthetic Letter of Credit)
1.359% due 06/28/13 §	2,761,209	1,858,294

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Coleto Creek Power LP (1st Lien)
4.209% due 06/28/13 §	$2,788,187	$1,876,450
Mach Gen LLC (1st Lien Synthetic Letter of Credit)
1.218% due 02/22/13 §	776,504	562,965
Texas Competitive Electric Holdings Co LLC Tranche B2 (Initial Term Loan)
3.961% due 10/10/14 §	70,402	48,988
5.368% due 10/10/14 §	7,900,154	5,497,204
5.888% due 10/10/14 §	5,933,916	4,129,026
Texas Competitive Electric Holdings Co LLC
Tranche B3 (Initial Term Loan)
3.961% due 10/10/14 §	8,003	5,602
5.368% due 10/10/14 §	1,572,580	1,100,805

		30,899,582

Total Senior Loan Notes (Cost $774,815,461)		485,498,607

SHORT-TERM INVESTMENT - 17.9%

Time Deposit - 17.9%

State Street Bank & Trust Co
0.050% due 01/02/09	117,305,000	117,305,000

Total Short-Term Investment (Cost $117,305,000)		117,305,000

TOTAL INVESTMENTS - 94.3% (Cost $911,590,245)		619,358,921

OTHER ASSETS & LIABILITIES, NET - 5.7%		37,776,886

NET ASSETS - 100.0%		$657,135,807

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	23.4%
Short-Term Investment	17.9%
Health Care	15.8%
Telecommunication Services	8.0%
Industrials	6.7%
Utilities	4.7%
Consumer Staples	4.6%
Materials	4.5%
Information Technology	4.1%
Financials	3.5%
Energy	1.1%

94.3%
Other Assets & Liabilities, Net	5.7%

100.0%

(b)	As of December 31, 2008, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	18.9%
A	0.8%
BB	10.8%
B	62.9%
CCC	3.8%
Not Rated	2.8%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $41,030 or less than 0.1% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $12,942,632 or 2.0% of the net assets were in default as of December 31, 2008.

(f)	10.2% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(g)	Pursuant to the terms of the following senior loan agreements, the portfolio had unfunded loan commitments of $144,344 or less than 0.1% of the net assets as of December 31, 2008, which could be extended at the option of the borrower:

	Unfunded Loan	Unrealized
Borrower	Commitments	Depreciation

Euramax International Inc (Revolving Facility Term Loan)	$144,344	($71,297)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
PREFERRED STOCKS - 0.0%

Financials - 0.0%

Preferred Blocker Inc * ~	141	$59,132

Total Preferred Stocks (Cost $59,485)		59,132

	Principal
	Amount
CORPORATE BONDS & NOTES - 28.9%

Consumer Discretionary - 2.7%

CCO Holdings LLC
8.750% due 11/15/13	$1,725,000	1,095,375
Charter Communications Operating LLC
8.000% due 04/30/12 ~	264,000	217,800
Comcast Corp
5.119% due 07/14/09 §	3,050,000	3,008,727
6.950% due 08/15/37	1,745,000	1,843,439
CVS Pass-Through Trust
6.036% due 12/10/28 ~ ж	3,347,475	2,040,691
Dex Media West LLC
9.875% due 08/15/13	1,645,000	394,800
DIRECTV Holdings LLC
6.375% due 06/15/15	3,169,000	2,939,247
Hanesbrands Inc
5.698% due 12/15/14 §	2,415,000	1,714,650
Jarden Corp
7.500% due 05/01/17 †	2,410,000	1,656,875
K2 Inc
5.610% due 02/15/10 ¤ ж	4,000,000	—
6.010% due 02/15/10 ¤ ж	6,000,000	—
McDonald’s Corp
6.300% due 10/15/37	1,495,000	1,647,009
MGM MIRAGE
6.750% due 04/01/13	665,000	448,875
7.500% due 06/01/16 †	3,000,000	1,916,250
News America Inc
6.200% due 12/15/34	1,000,000	915,343
Quebecor Media Inc (Canada)
7.750% due 03/15/16	2,810,000	1,910,800
Sally Holdings LLC
9.250% due 11/15/14 †	1,555,000	1,345,075
Sealy Mattress Co
8.250% due 06/15/14 †	2,519,000	1,498,805
Simmons Co
0.000% due 12/15/14	2,095,000	251,400
Steinway Musical Instruments Inc
7.000% due 03/01/14 ~	800,000	560,000
Stewart Enterprises Inc
6.250% due 02/15/13	1,445,000	1,127,100
Target Corp
7.000% due 01/15/38	1,295,000	1,203,744
Tenneco Inc
8.125% due 11/15/15	1,120,000	520,800
The Goodyear Tire & Rubber Co
9.000% due 07/01/15 †	1,016,000	822,960
The Home Depot Inc
2.046% due 12/16/09 §	1,925,000	1,819,027
The Neiman-Marcus Group Inc
9.000% due 10/15/15 †	1,870,000	832,150
Time Warner Cable Inc
6.550% due 05/01/37	1,565,000	1,504,173
7.300% due 07/01/38 †	4,305,000	4,486,150
Time Warner Entertainment Co LP
8.375% due 07/15/33	890,000	900,466
Time Warner Inc
2.405% due 11/13/09 §	2,800,000	2,695,636
5.875% due 11/15/16 †	1,160,000	1,041,506
TRW Automotive Inc
7.000% due 03/15/14 ~	1,100,000	588,500
7.250% due 03/15/17 ~	1,000,000	515,000
Vail Resorts Inc
6.750% due 02/15/14	2,390,000	1,792,500
Viacom Inc
2.271% due 06/16/09 §	1,900,000	1,864,386
Videotron Ltee (Canada)
6.875% due 01/15/14	1,075,000	956,750
Visant Holding Corp
8.750% due 12/01/13	495,000	368,775
10.250% due 12/01/13 †	1,270,000	946,150

		49,390,934

Consumer Staples - 2.3%

Altria Group Inc
9.700% due 11/10/18	7,020,000	7,599,627
Constellation Brands Inc
7.250% due 09/01/16	1,980,000	1,881,000
CVS Caremark Corp
2.503% due 06/01/10 † §	6,500,000	5,983,165
Del Monte Corp
6.750% due 02/15/15	1,865,000	1,613,225
Diageo Capital PLC (United Kingdom)
5.750% due 10/23/17	4,630,000	4,487,595
Dr Pepper Snapple Group Inc
6.820% due 05/01/18 ~	3,125,000	3,087,591
Kraft Foods Inc
6.000% due 02/11/13	5,360,000	5,451,876
Phillip Morris International Inc
6.375% due 05/16/38	1,970,000	2,055,859
Safeway Inc
6.350% due 08/15/17	575,000	569,428
The Kroger Co
6.400% due 08/15/17 †	2,610,000	2,636,408
Wal-Mart Stores Inc
5.250% due 09/01/35	1,730,000	1,728,642
5.375% due 04/05/17	4,815,000	5,159,407
6.500% due 08/15/37	830,000	988,965

		43,242,788

Energy - 2.6%

Anadarko Petroleum Corp
2.396% due 09/15/09 §	1,975,000	1,890,045
6.450% due 09/15/36	4,105,000	3,247,207
Canadian Natural Resources Ltd (Canada)
6.250% due 03/15/38 †	2,770,000	2,183,502
Chesapeake Energy Corp
6.500% due 08/15/17	650,000	500,500
7.000% due 08/15/14	925,000	772,375
EnCana Corp (Canada)
6.625% due 08/15/37	1,375,000	1,110,396
Enterprise Products Operating LP
6.300% due 09/15/17	4,360,000	3,696,033
Gazprom International SA (Russia)
7.201% due 02/01/20 ~	3,220,035	2,495,578
Kinder Morgan Energy Partners LP
5.950% due 02/15/18	3,000,000	2,564,688
Nakilat Inc (Qatar)
6.067% due 12/31/33 ~	2,390,000	1,605,922
Nexen Inc (Canada)
6.400% due 05/15/37	5,687,000	4,462,481
NGPL PipeCo LLC
7.119% due 12/15/17 ~	5,010,000	4,517,141

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Pemex Project Funding Master Trust
6.553% due 10/15/09 ~ §	$2,500,000	$2,453,125
Sonat Inc
7.625% due 07/15/11 †	2,325,000	2,131,416
Spectra Energy Capital LLC
7.500% due 09/15/38	2,580,000	2,206,739
Suncor Energy Inc (Canada)
6.850% due 06/01/39	3,460,000	2,760,257
Transocean Ltd (Switzerland)
6.800% due 03/15/38 †	3,710,000	3,318,881
Valero Energy Corp
6.625% due 06/15/37	2,655,000	1,957,882
XTO Energy Inc
5.750% due 12/15/13	2,435,000	2,366,228
6.375% due 06/15/38	3,160,000	2,788,975

		49,029,371

Financials - 11.1%

Allstate Life Global Funding Trusts
5.375% due 04/30/13	7,080,000	6,976,158
American International Group Inc
8.250% due 08/15/18 ~	4,585,000	3,360,800
Arch Western Finance LLC
6.750% due 07/01/13	1,680,000	1,470,000
Bank of America Corp
5.650% due 05/01/18	6,720,000	6,772,026
Bank of America NA
2.099% due 06/12/09 §	11,000,000	10,965,240
Bank of Scotland PLC (United Kingdom)
5.250% due 02/21/17 ~	3,085,000	3,006,539
Barclays Bank PLC (United Kingdom)
5.926% due 12/15/99 ~ § ж	3,060,000	1,126,545
7.434% due 12/15/99 ~ §	2,400,000	1,214,952
Caterpillar Financial Services Corp
2.296% due 05/18/09 §	1,750,000	1,734,642
5.450% due 04/15/18	4,315,000	4,047,254
Citigroup Funding Inc
3.263% due 05/08/09 §	3,000,000	2,966,073
Citigroup Inc
5.500% due 04/11/13	8,420,000	8,206,081
6.000% due 08/15/17	3,515,000	3,504,683
6.125% due 11/21/17	100,000	101,226
Credit Agricole SA (France)
2.231% due 05/28/10 ~ §	10,000,000	9,885,260
Depfa ACS Bank (Ireland)
5.125% due 03/16/37 † ~	3,285,000	2,386,214
Deutsche Bank AG NY (Germany)
2.649% due 02/16/10 §	10,000,000	9,847,400
Ford Motor Credit Co LLC
7.800% due 06/01/12	2,465,000	1,730,548
General Electric Capital Corp
3.565% due 10/26/09 §	1,500,000	1,460,504
5.875% due 01/14/38	5,820,000	5,716,526
6.150% due 08/07/37	1,105,000	1,111,612
General Motors Acceptance Corp LLC
6.750% due 12/01/14 ~	8,000	5,496
6.875% due 08/28/12 ~	658,000	505,081
Goldman Sachs Capital II
5.793% due 06/01/43 § ж	3,875,000	1,490,550
HBOS PLC (United Kingdom)
5.920% due 10/01/99 ~ § ж	5,900,000	2,236,177
6.657% due 11/21/99 † ~ §	1,650,000	640,830
Host Hotels & Resorts LP
6.375% due 03/15/15	2,095,000	1,571,250
7.125% due 11/01/13	1,400,000	1,134,000
HSBC Bank USA NA
7.000% due 01/15/39	5,040,000	5,589,627
HSBC Finance Corp
1.668% due 06/19/09 §	1,480,000	1,440,953
Lehman Brothers Holdings Capital Trust VII
5.857% due 11/30/56 ¤ ж	9,450,000	945
Lehman Brothers Holdings Inc
2.951% due 05/25/10 ¤	3,085,000	293,075
Liberty Mutual Group Inc
7.500% due 08/15/36 ~	2,700,000	1,647,397
Lincoln National Corp
7.000% due 05/17/66 §	7,450,000	3,132,420
Links Finance Corp (Cayman)
3.069% due 06/15/10 ~ § ¤ ж	5,000,000	—
Merrill Lynch & Co Inc
2.223% due 08/14/09 §	4,000,000	3,878,072
2.446% due 09/09/09 §	1,500,000	1,452,045
Metropolitan Life Global Funding I
2.189% due 05/17/10 ~ §	10,000,000	8,973,340
5.125% due 04/10/13 ~	7,285,000	6,794,210
Morgan Stanley
5.450% due 01/09/17 †	5,155,000	4,255,721
6.625% due 04/01/18	3,470,000	3,049,224
Nationwide Financial Services Inc
6.750% due 05/15/37	2,400,000	1,077,838
PNC Funding Corp
1.459% due 06/12/09 §	11,000,000	10,618,531
Principal Life Income Funding Trusts
5.300% due 04/24/13	4,805,000	4,505,206
QBE Insurance Group Ltd
9.750% due 03/14/14 ~ ж	2,026,000	2,022,394
Reinsurance Group of America Inc
6.750% due 12/15/65 § ж	1,920,000	726,459
Shinsei Finance II (Cayman)
7.160% due 07/25/99 ~ § ж	8,290,000	1,730,538
SLM Corp
3.675% due 07/27/09 §	2,750,000	2,592,494
Standard Chartered PLC (United Kingdom)
6.409% due 01/01/99 ~ §	3,900,000	1,438,262
Swiss Re Capital I LP (United Kingdom)
6.854% due 05/25/99 ~ § ж	6,335,000	2,016,855
The Bank of New York Mellon Corp
1.481% due 06/29/10 §	7,500,000	7,310,617
The Goldman Sachs Group Inc
1.566% due 06/28/10 §	4,500,000	4,188,870
1.588% due 06/23/09 §	2,675,000	2,608,138
3.250% due 06/15/12	9,150,000	9,554,165
5.625% due 01/15/17	1,165,000	1,002,373
5.950% due 01/15/27	3,270,000	2,592,472
6.750% due 10/01/37	2,645,000	2,153,350
The Royal Bank of Scotland Group PLC (United Kingdom)
7.640% due 03/31/56 §	3,600,000	1,435,428
VTB 24 Capital PLC (Ireland)
3.013% due 12/07/09 §	6,500,000	5,833,100
Wachovia Bank NA
6.600% due 01/15/38	2,080,000	2,264,217
ZFS Finance USA Trust II
6.450% due 12/15/65 † ~ § ж	7,445,000	3,481,297

		204,833,300

Health Care - 1.1%

Biomet Inc
10.375% due 10/15/17 †	3,985,000	3,168,075
Community Health Systems Inc
8.875% due 07/15/15	2,425,000	2,243,125
GlaxoSmithKline Capital Inc
6.375% due 05/15/38	3,455,000	3,917,379
HCA Inc
9.250% due 11/15/16	1,330,000	1,223,600
9.625% due 11/15/16	3,890,000	3,043,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
The Cooper Cos Inc
7.125% due 02/15/15	$2,405,000	$2,032,225
UnitedHealth Group Inc
1.705% due 06/21/10 §	5,525,000	4,979,528

		20,607,857

Industrials - 2.0%

ACCO Brands Corp
7.625% due 08/15/15 †	1,425,000	748,125
Allied Waste North America Inc
7.250% due 03/15/15 †	840,000	782,147
7.375% due 04/15/14	715,000	676,397
Ashtead Capital Inc
9.000% due 08/15/16 ~	900,000	468,000
Baldor Electric Co
8.625% due 02/15/17	720,000	540,000
Citic Resources Finance Ltd (United Kingdom)
6.750% due 05/15/14 ~	3,644,000	2,386,820
Corrections Corp of America
6.250% due 03/15/13 †	334,000	312,290
CSX Corp
7.450% due 04/01/38	3,010,000	2,870,583
General Electric Co
5.250% due 12/06/17	5,535,000	5,527,832
Hawker Beechcraft Acquisition Co LLC
8.875% due 04/01/15 †	2,355,000	812,475
International Lease Finance Corp
2.373% due 05/24/10 §	1,625,000	1,295,697
John Deere Capital Corp
4.715% due 07/16/10 † §	10,000,000	9,371,390
5.350% due 04/03/18	3,480,000	3,266,272
L-3 Communications Corp
5.875% due 01/15/15	1,660,000	1,502,300
RSC Equipment Rental Inc
9.500% due 12/01/14	550,000	305,250
Siemens Financieringsmaatschappij NV (Netherlands)
2.183% due 08/14/09 ~ §	2,250,000	2,252,340
Terex Corp
8.000% due 11/15/17 †	2,440,000	2,086,200
The Hertz Corp
8.875% due 01/01/14	519,000	321,780
United Rentals North America Inc
6.500% due 02/15/12 †	25,000	19,875
United Technologies Corp
2.273% due 06/01/09 §	1,500,000	1,494,540

		37,040,313

Information Technology - 2.0%

EchoStar DBS Corp
7.125% due 02/01/16	4,120,000	3,460,800
Freescale Semiconductor Inc
9.125% due 12/15/14	1,140,000	267,900
Hewlett-Packard Co
2.056% due 06/15/10 §	11,000,000	10,640,905
4.500% due 03/01/13	7,225,000	7,340,882
IBM International Group Capital LLC
5.050% due 10/22/12	3,030,000	3,164,326
International Business Machines Corp
7.625% due 10/15/18	4,405,000	5,291,907
Iron Mountain Inc
6.625% due 01/01/16	1,805,000	1,475,587
NXP BV (Netherlands)
9.500% due 10/15/15	1,450,000	279,125
Open Solutions Inc
9.750% due 02/01/15 ~	525,000	81,375
Oracle Corp
6.500% due 04/15/38	1,860,000	2,054,833
Sensata Technologies BV (Netherlands)
8.000% due 05/01/14 †	2,260,000	1,028,300
SunGard Data Systems Inc
10.250% due 08/15/15	1,775,000	1,180,375

		36,266,315

Materials - 0.9%

Crown Americas LLC
7.750% due 11/15/15 †	14,000	14,000
Freeport-McMoRan Copper & Gold Inc
8.250% due 04/01/15 †	2,390,000	2,033,842
Georgia-Pacific LLC
7.000% due 01/15/15 ~	1,660,000	1,419,300
7.700% due 06/15/15	780,000	596,700
Huntsman LLC
11.500% due 07/15/12	550,000	442,750
Ineos Group Holdings PLC (United Kingdom)
8.500% due 02/15/16 ~	1,550,000	147,250
Nalco Co
7.750% due 11/15/11	1,423,000	1,373,195
8.875% due 11/15/13	920,000	782,000
Owens-Brockway Glass Container Inc
8.250% due 05/15/13	225,000	222,750
PolyOne Corp
8.875% due 05/01/12	2,610,000	1,357,200
Rio Tinto Finance USA Ltd (Australia)
5.875% due 07/15/13	10,055,000	8,016,439
Smurfit-Stone Container Enterprises Inc
8.375% due 07/01/12	1,660,000	282,200
Terra Capital Inc
7.000% due 02/01/17	690,000	510,600

		17,198,226

Telecommunication Services - 2.5%

AT&T Inc
6.300% due 01/15/38	6,450,000	6,841,702
6.400% due 05/15/38 †	940,000	1,010,364
Cellco Partnership
8.500% due 11/15/18 ~	2,895,000	3,397,870
Cricket Communications Inc
9.375% due 11/01/14	1,875,000	1,696,875
Deutsche Telekom International Finance BV (Netherlands)
6.750% due 08/20/18 †	1,545,000	1,569,399
Digicel Group Ltd (Bermuda)
8.875% due 01/15/15 † ~	575,000	376,625
MetroPCS Wireless Inc
9.250% due 11/01/14	1,730,000	1,557,000
Nordic Telephone Co Holdings (Denmark)
8.875% due 05/01/16 † ~	2,305,000	1,625,025
PAETEC Holding Corp
9.500% due 07/15/15	500,000	300,000
Qwest Communications International Inc
5.649% due 02/15/09 §	151,000	151,000
7.250% due 02/15/11	1,050,000	918,750
Qwest Corp
8.875% due 03/15/12	1,555,000	1,446,150
Rogers Communications Inc (Canada)
6.800% due 08/15/18	2,540,000	2,570,986
Rogers Wireless Inc (Canada)
9.625% due 05/01/11	8,000,000	8,352,144
Telecom Italia Capital SA (Luxembourg)
7.721% due 06/04/38	4,695,000	3,865,506
Telefonica Emisiones SAU (Spain)
1.825% due 06/19/09 §	3,500,000	3,388,763
Verizon Communications Inc
5.350% due 02/15/11 †	2,700,000	2,717,358
6.400% due 02/15/38 †	4,365,000	4,658,869

		46,444,386

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Utilities - 1.7%

AEP Texas Central Transition Funding LLC
5.306% due 07/01/20	$2,500,000	$2,239,993
Dominion Resources Inc
5.150% due 07/15/15	4,500,000	4,186,652
E.ON International Finance BV (Netherlands)
5.800% due 04/30/18 ~	3,910,000	3,662,157
Energy Future Holdings Corp
10.875% due 11/01/17 ~	665,000	475,475
MidAmerican Energy Holdings Co
6.125% due 04/01/36	601,000	560,610
6.500% due 09/15/37	2,400,000	2,350,238
Mirant Americas Generation LLC
8.300% due 05/01/11	775,000	755,625
Mirant North America LLC
7.375% due 12/31/13	2,025,000	1,954,125
NRG Energy Inc
7.375% due 02/01/16	3,225,000	3,007,312
ONEOK Partners LP
5.900% due 04/01/12	1,280,000	1,205,457
Pacificorp
5.650% due 07/15/18	4,360,000	4,448,395
Tampa Electric Co
6.550% due 05/15/36	2,000,000	1,716,354
Texas Competitive Electric Holdings Co LLC
10.500% due 11/01/15 ~	1,790,000	1,279,850
Veolia Environnement (France)
6.000% due 06/01/18	2,040,000	1,811,394
Virginia Electric & Power Co
6.350% due 11/30/37	1,680,000	1,710,821
Wind Acquisition Finance SA (Luxembourg)
10.750% due 12/01/15 ~	1,275,000	1,102,875

		32,467,333

Total Corporate Bonds & Notes (Cost $652,441,019)		536,520,823

MORTGAGE-BACKED SECURITIES - 48.9%

Collateralized Mortgage Obligations - 7.0%

American Home Mortgage Assets
0.661% due 09/25/46 ” §	7,830,856	3,118,913
Arran Residential Mortgages Funding PLC (United Kingdom)
4.889% due 04/12/56 ~ ” §	2,087,445	1,950,033
Banc of America Commercial Mortgage Inc
5.739% due 05/10/45 ” §	10,080,000	8,263,768
Bear Stearns Commercial Mortgage Securities
5.201% due 12/11/38 ”	4,000,000	3,274,713
5.718% due 09/11/38 ” §	6,625,000	5,409,789
Citigroup Mortgage Loan Trust Inc
6.500% due 10/25/36 + ~ ” ж	7,485,258	3,592,924
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/48 ”	4,750,000	3,797,710
Citimortgage Alternative Loan Trust
6.000% due 01/25/37 ” ж	13,143,012	7,121,407
Commercial Mortgage Pass-Through Certificates
5.768% due 06/10/46 ” §	5,000,000	4,090,567
Countrywide Alternative Loan Trust
0.681% due 04/25/47 ” §	11,905,849	4,531,876
6.500% due 09/25/36 ”	6,135,525	2,995,349
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/35 ”	7,659,031	5,576,624
Fannie Mae
6.500% due 09/25/33 - 01/25/34 ” ±	8,704,727	8,899,539
Fannie Mae
6.500% due 10/25/33 ” ж	1,614,308	1,647,679
Fannie Mae (IO)
7.029% due 04/25/32 ” §	19,150,337	2,044,768
First Horizon Alternative Mortgage Securities
6.000% due 08/25/36 ”	3,569,587	2,159,885
Freddie Mac
2.195% due 02/15/32 ” §	1,092,820	1,050,818
5.000% due 10/15/34 ”	13,273,897	13,152,718
Freddie Mac (IO)
5.905% due 05/15/36 ” §	13,414,699	1,157,791
5.955% due 05/15/36 ” §	73,193,100	6,390,468
6.005% due 09/15/29 - 08/15/35 “ § ±	11,841,663	912,690
Greenpoint Mortgage Funding Trust
0.651% due 01/25/37 ” §	4,242,395	1,771,650
IndyMac Index Mortgage Loan Trust
0.711% due 06/25/37 ” §	7,532,732	2,686,887
0.731% due 06/25/35 ” §	5,808,057	2,569,357
LB-UBS Commercial Mortgage Trust
5.883% due 06/15/38 ” §	1,575,000	1,300,504
Lehman Brothers Floating Rate Commercial Mortgage Trust
1.315% due 09/15/21 ~ ” §	2,677,080	1,564,806
Lehman Mortgage Trust
6.000% due 05/25/37 ”	2,874,733	1,924,806
Merrill Lynch Mortgage Trust
5.657% due 05/12/39 ” §	1,005,000	821,554
Permanent Master Issuer PLC (United Kingdom)
4.793% due 10/15/15 ” §	5,375,000	5,247,344
Residential Asset Securitization Trust
6.000% due 08/25/36 ”	5,201,244	1,930,960
Thornburg Mortgage Securities Trust
0.581% due 11/25/46 ” §	2,423,985	2,013,247
Washington Mutual Alternative Mortgage Pass-Through Certificates
6.000% due 07/25/36 ”	2,600,311	1,326,630
Washington Mutual Mortgage
Pass-Through Certificates
0.741% due 12/25/45 ” §	3,110,179	1,467,715
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/37 - 08/25/37 ” ±	21,826,754	14,032,973

		129,798,462

Fannie Mae - 18.2%

4.500% due 04/01/23 - 01/13/39 ” ±	66,546,583	67,957,121
5.000% due 01/20/39 ”	20,100,000	20,630,761
5.500% due 12/01/22 - 01/20/39 ” ±	134,644,065	138,367,107
6.000% due 01/13/39 - 01/20/39 ” ±	12,810,000	13,250,054
6.500% due 12/01/37 - 01/01/39 ” ±	94,806,419	98,466,406

		338,671,449

Freddie Mac - 18.3%

5.000% due 12/01/35 - 01/13/39 † ” ±	85,147,756	87,050,054
5.417% due 06/01/37 ” §	1,080,954	1,103,709
5.456% due 07/01/37 ” §	1,862,726	1,904,762
5.500% due 08/01/37 - 01/13/39 ” ±	37,896,115	38,814,361
5.512% due 06/01/37 ” §	9,985,495	10,211,457
5.565% due 06/01/37 ” §	1,126,140	1,152,687

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
5.847% due 11/01/36 ” §	$5,532,235	$5,661,962
5.872% due 01/01/37 ” §	1,572,854	1,614,910
6.000% due 01/13/39 ”	156,300,000	161,013,383
6.500% due 01/13/39 ”	31,315,000	32,523,571

		341,050,856

Government National Mortgage Association - 5.4%

6.000% due 01/21/39 ”	48,105,000	49,630,843
6.500% due 01/21/39 ”	48,780,000	50,723,590

		100,354,433

Total Mortgage-Backed Securities (Cost $952,846,763)		909,875,200

ASSET-BACKED SECURITIES - 7.4%

American Express Credit Account Master Trust
1.185% due 12/17/12 ” §	11,000,000	10,191,573
Asset-Backed Funding Certificates
0.531% due 10/25/36 ” §	574,332	559,061
Asset-Backed Securities Corp Home Equity
0.891% due 05/25/35 ” §	3,000,000	2,537,107
Bank of America Credit Card Trust
1.425% due 11/15/11 ” §	3,000,000	2,502,289
Capital One Auto Finance Trust
5.070% due 07/15/11 ”	2,511,060	2,435,185
Capital One Multi-Asset Execution Trust
4.950% due 08/15/12 ”	29,665,000	28,767,355
Capital One Prime Auto Receivables Trust
5.430% due 02/15/10 ”	68,241	68,215
Citibank Credit Card Issuance Trust
2.096% due 01/09/12 ” §	3,775,000	3,013,958
2.163% due 05/21/12 ” §	20,000,000	18,547,042
Citigroup Mortgage Loan Trust Inc
0.541% due 05/25/37 ” §	3,290,786	2,371,204
0.621% due 08/25/36 ” §	1,717,120	1,281,287
Countrywide Asset-Backed Certificates
0.531% due 11/25/37 ” §	12,334,333	10,488,377
Credit-Based Asset Servicing & Securitization LLC
5.891% due 02/25/37 ” §	2,203,817	2,028,049
DaimlerChrysler Auto Trust
5.380% due 03/08/11 ”	3,200,000	3,088,977
Ford Credit Auto Owner Trust
5.420% due 04/15/10 ”	1,118,195	1,116,254
GE Dealer Floorplan Master Note Trust
0.518% due 04/20/11 ” §	2,250,000	2,201,820
GSAA Trust
0.631% due 07/25/36 ” §	3,500,000	601,367
Harley-Davidson Motorcycle Trust
5.350% due 03/15/13 ”	2,667,935	2,597,954
Helios Finance LP (Cayman)
1.208% due 10/20/14 + ~ ” § ж	4,000,000	1,880,000
Home Equity Asset Trust
0.901% due 02/25/36 ” § ж	2,000,000	794,997
Household Automotive Trust
5.300% due 11/17/11 ”	3,654,758	3,480,064
Nelnet Student Loan Trust
3.525% due 04/27/20 ” §	1,181,938	1,136,891
Option One Mortgage Loan Trust
0.561% due 04/25/37 ” §	2,596,397	2,361,283
Residential Asset Mortgage Products Inc
0.881% due 11/25/35 ” § ж	2,000,000	1,216,870
Residential Asset Securities Corp
0.621% due 01/25/35 ” §	7,000,000	5,051,136
0.881% due 11/25/35 ” §	3,820,000	1,833,722
Triad Auto Receivables Owner Trust
5.280% due 02/13/12 ”	14,000,000	13,348,626
5.410% due 08/12/11 ”	2,565,801	2,495,017
UPFC Auto Receivables Trust
5.460% due 06/15/10 ”	558,731	555,432
USAA Auto Owner Trust
5.370% due 02/15/12 ”	5,500,000	5,366,923
Washington Mutual Asset-Backed Certificates
0.561% due 05/25/47 ” §	4,227,158	3,666,940

Total Asset-Backed Securities (Cost $158,180,814)		137,584,975

U.S. GOVERNMENT AGENCY ISSUES - 10.9%

Fannie Mae
3.875% due 07/12/13 †	7,795,000	8,280,636
4.125% due 04/15/14	4,290,000	4,638,520
4.875% due 12/15/16 †	8,560,000	9,580,840
6.000% due 05/15/11 †	31,500,000	34,835,881
7.250% due 01/15/10 †	35,000,000	37,381,120
7.250% due 05/15/30 †	5,000,000	7,655,865
Farmer Mac Guaranteed Notes Trust
5.125% due 04/19/17 ~	8,400,000	9,581,950
Federal Home Loan Bank
5.000% due 11/17/17 †	15,000,000	17,228,850
5.750% due 05/15/12 †	5,000,000	5,611,080
Freddie Mac
4.875% due 02/17/09	13,600,000	13,674,433
4.875% due 06/13/18 †	21,015,000	24,198,920
5.000% due 07/15/14	3,900,000	4,399,040
5.125% due 10/18/16	7,230,000	8,218,045
5.250% due 04/18/16	9,400,000	10,720,277
6.750% due 03/15/31 †	3,400,000	5,002,617

Total U.S. Government Agency Issues (Cost $183,497,536)		201,008,074

U.S. TREASURY OBLIGATIONS - 26.6%

U.S. Treasury Bonds - 3.4%

4.375% due 02/15/38	3,785,000	5,070,719
5.000% due 05/15/37 †	4,430,000	6,420,040
5.375% due 02/15/31 †	15,670,000	21,536,456
6.125% due 08/15/29	6,325,000	9,285,891
6.625% due 02/15/27 †	13,480,000	20,163,141

		62,476,247

U.S. Treasury Notes - 23.2%

1.250% due 11/30/10 †	100,045,000	101,150,797
1.750% due 03/31/10 †	7,455,000	7,579,931
2.000% due 11/30/13 †	7,630,000	7,830,295
2.125% due 04/30/10 †	4,670,000	4,783,103
2.625% due 05/31/10 †	49,430,000	50,938,010
2.750% due 10/31/13 †	4,910,000	5,221,481
2.875% due 01/31/13 †	51,505,000	55,307,563
3.125% due 09/30/13 †	10,360,000	11,181,517
3.375% due 07/31/13 †	11,015,000	12,034,758
3.500% due 05/31/13 †	55,510,000	60,818,199
3.500% due 02/15/18 †	430,000	476,091
3.750% due 11/15/18 †	6,315,000	7,150,746
3.875% due 05/15/18 †	35,140,000	40,081,598
4.125% due 08/31/12	6,900,000	7,633,132
4.250% due 09/30/12	3,740,000	4,177,116
4.250% due 11/15/17 †	6,030,000	7,026,367
4.500% due 02/15/09 ‡	3,025,000	3,041,308

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
4.500% due 05/15/10 † ‡	$12,715,000	$13,430,727
4.625% due 12/31/11 † ‡	4,015,000	4,447,556
4.750% due 08/15/17 †	23,060,000	27,578,330

		431,888,625

Total U.S. Treasury Obligations (Cost $455,199,778)		494,364,872

FOREIGN GOVERNMENT BONDS & NOTES - 1.1%

Republic of Argentina (Argentina)
3.000% due 04/30/13 §	4,000,000	1,365,000
7.000% due 10/03/15	4,150,000	1,215,950
Republic of Brazil (Brazil)
8.000% due 01/15/18	6,084,000	6,844,500
Ukraine Government Bond (Ukraine)
6.450% due 08/05/09 ~ §	585,000	456,300
6.580% due 11/21/16 ~	7,055,000	2,585,575
6.875% due 03/04/11 ~	1,585,000	840,050
7.650% due 06/11/13 ~	1,225,000	539,000
United Mexican States (Mexico)
5.519% due 01/13/09 † §	3,450,000	3,454,313
8.000% due 09/24/22	3,410,000	4,015,275

Total Foreign Government Bonds & Notes (Cost $31,286,304)		21,315,963

PURCHASED OPTIONS - 0.4%
(See Note (i) to Notes to Schedule of Investments) (Cost $925,525)		7,154,722

SHORT-TERM INVESTMENTS - 14.0%

Certificates of Deposit - 0.5%

Bank of Ireland (Ireland)
2.261% due 03/03/09	10,000,000	10,000,000

Time Deposit - 13.5%

State Street Bank & Trust Co
0.050% due 01/02/09	251,791,000	251,791,000

Total Short-Term Investments (Cost $261,791,000)		261,791,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 138.2% (Cost $2,696,228,224)		2,569,674,761

	Shares
SECURITIES LENDING COLLATERAL - 29.3%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	561,756,061	544,341,623
The Mellon GSL Reinvestment Trust II 0.000% + ¤	7,753,908	201,602

Total Securities Lending Collateral (Cost $569,509,969)		544,543,225

TOTAL INVESTMENTS - 167.5% (Cost $3,265,738,193)		3,114,217,986

TOTAL SECURITIES SOLD SHORT - (1.4%) (See Note (g) to Notes to Schedule of Investments) (Proceeds $26,405,465)		(26,790,194)

OTHER ASSETS & LIABILITIES, NET - (66.1%)		(1,228,280,866)

NET ASSETS - 100.0%		$1,859,146,926

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	48.9%
Short-Term Investments & Securities Lending Collateral	43.3%
Corporate Bonds & Notes	28.9%
U.S. Treasury Obligations	26.6%
U.S. Government Agency Issues	10.9%
Asset-Backed Securities	7.4%
Foreign Government Bonds & Notes	1.1%
Purchased Options	0.4%
Preferred Stocks	0.0%

167.5%
Securities sold short	(1.4%)
Other Assets & Liabilities, Net	(66.1%)

100.0%

(b)	As of December 31, 2008, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA / U.S. Government & Agency Issues	68.0%
A-1 (Short-Term Debt only)	9.8%
AA	5.2%
A	5.9%
BBB	6.1%
BB	1.7%
B	2.4%
CCC	0.1%
Not Rated	0.8%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $550,016,149 or 29.6% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(e)	Securities with a total aggregate market value of $495,622 or less than 0.1% of the net assets were in default as of December 31, 2008.

(f)	1.8% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(g)	Securities sold short outstanding as of December 31, 2008 were as follows:

	Principal
Description	Amount	Value

Fannie Mae
5.000% due 01/13/39	$12,495,000	$12,758,570
Government National Mortgage Association
5.500% due 01/21/39	13,625,000	14,031,624

Total Securities sold short (Proceeds $26,405,465)		$26,790,194

(h)	Securities with an aggregate market value of $5,995,806 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

5-Year Interest Rate Swap (03/09)	444	$44,400,000	$1,042,851
10-Year Interest Rate Swap (03/09)	298	29,800,000	1,114,400
30-Day Federal Funds (03/09)	574	2,870,000,000	2,128,498
30-Day Federal Funds (06/09)	170	850,000,000	568,752
30-Day Federal Funds (07/09)	116	580,000,000	370,875
30-Day Federal Funds (11/09)	65	325,000,000	107,734
Eurodollar (03/09)	67	67,000,000	160,636
Eurodollar (03/10)	46	46,000,000	140,953
Eurodollar (06/10)	46	46,000,000	146,128
Eurodollar (09/10)	755	755,000,000	1,171,771
Eurodollar (12/10)	46	46,000,000	29,178
Euro-Bobl 5-Year Notes (03/09)	291	EUR 29,100,000	380,445
Euro-Schatz 2-Year Notes (03/09)	409	40,900,000	202,624
Japanese Government 10-Year Bonds (03/09)	26	JPY 2,600,000,000	279,682
U.S. Treasury 2-Year Notes (03/09)	284	$56,800,000	182,049
U.S. Treasury 10-Year Notes (03/09)	196	19,600,000	1,650,139

Short Futures Outstanding
Eurodollar (06/09)	21	21,000,000	(101,917)
Eurodollar (09/09)	21	21,000,000	(71,925)
Eurodollar (12/09)	21	21,000,000	(29,405)
U.S. Treasury 5-Year Notes (03/09)	1,010	101,000,000	(2,895,071)
U.S. Treasury 30-Year Bonds (03/09)	40	4,000,000	(556,362)

			$6,022,035

(i)	Purchased options outstanding as of December 31, 2008 were as follows:
Receiver Swaptions

	Exercise	Expiration		Notional
Description	Rate	Date	Counterparty	Amount	Cost	Value

Call — OTC 1-Year Interest Rate Swap (02/10) (1)	2.565%	02/12/09	JPM	$353,870,000	$283,096	$4,523,874
Call — OTC 1-Year Interest Rate Swap (03/10) (1)	2.510%	03/16/09	JPM	207,235,000	642,429	2,630,848

					$925,525	$7,154,722

(1)	The portfolio would pay or receive a floating rate based on the 3-Month USD-LIBOR, if exercised.

Total Purchased Options	$925,525	$7,154,722

(j)	Transactions in written options for the Year ended December 31, 2008 were as follows:

	Number of Contracts	Notional Amount in $	Premium

Outstanding, December 31, 2007	5,171	684,559,000	$14,341,556
Call Options Written	19,443	9,290,285,000	26,674,503
Put Options Written	15,292	715,359,000	18,381,199
Straddle Options Written	—	201,186,000	8,391,117
Call Options Expired	(4,142)	—	(3,463,080)
Put Options Expired	(2,140)	(132,373,000)	(2,281,432)
Call Options Repurchased	(19,214)	(9,083,050,000)	(26,728,489)
Put Options Repurchased	(14,410)	(958,706,000)	(19,617,285)
Straddle Options Repurchased	—	(510,025,000)	(15,407,960)

Outstanding, December 31, 2008	—	207,235,000	$290,129

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(k)	Premiums received and value of written options outstanding as of December 31, 2008:
Receiver Swaptions

	Exercise	Expiration		Notional
Description	Rate	Date	Counterparty	Amount	Premium	Value

Call — OTC 1-Year Interest Rate Swap (03/10) (1)	2.010%	03/16/09	JPM	$207,235,000	$290,129	$1,640,680

(1)	The portfolio would pay or receive a floating rate based on the 3-Month USD-LIBOR, if exercised.

Total Written Options	$290,129	$1,640,680

(l)	Swap agreements outstanding as of December 31, 2008 were as follows:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

							Upfront
	Fixed Deal			Implied Credit			Premiums
	(Pay)	Expiration	Counter-	Spread at	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	12/31/2008 (3)	Amount (4)	Value (5)	(Received)	Depreciation

Russian Federation 8.750% due 11/20/13	(8.750%)	11/20/13	BRC	7.487%	$22,890,000	($1,474,759)	$—	($1,474,759)
Russian Federation 8.850% due 11/20/13	(8.850%)	11/20/13	DUB	7.487%	8,170,000	(558,397)	—	(558,397)
Republic of Kazakhstan 10.920% due 11/20/13	(10.920%)	11/20/13	BRC	6.728%	1,020,000	(186,159)	—	(186,159)
Republic of Brazil 4.500% due 12/20/13	(4.500%)	12/20/13	DUB	3.097%	4,260,000	(284,132)	—	(284,132)

						($2,503,447)	$—	($2,503,447)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	12/31/2008 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

Russian Federation 7.175% due 05/16/13	0.730%	03/20/09	DUB	9.649%	$8,300,000	($142,713)	$—	($142,713)
Russian Federation 7.500% due 03/31/30	0.450%	12/20/11	BRC	8.511%	17,300,000	(3,470,025)	—	(3,470,025)
Russian Federation 7.500% due 03/31/30	0.540%	12/20/11	BRC	8.511%	17,660,000	(3,502,083)	—	(3,502,083)
Republic of Kazakhstan 11.125% due 05/11/07	0.610%	03/20/12	DUB	3.443%	390,000	(27,206)	—	(27,206)
Republic of Kazakhstan 11.125% due 05/11/07	0.680%	08/20/12	BRC	7.105%	570,000	(105,038)	—	(105,038)
Republic of Kazakhstan 11.125% due 05/11/07	0.710%	08/20/12	DUB	7.105%	1,220,000	(223,448)	—	(223,448)
Russian Federation 7.500% due 03/31/30	0.865%	09/20/12	BRC	7.998%	12,170,000	(2,486,024)	—	(2,486,024)

						($9,956,537)	$—	($9,956,537)

Credit Default Swaps on Credit Indices — Buy Protection (1)

						Upfront
	Fixed Deal					Premiums	Unrealized
	(Pay)	Expiration	Counter-	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX NA IG9 Index	(0.600%)	12/20/12	DUB	$90,377,600	$5,157,716	$4,398,537	$759,179
Dow Jones CDX NA IG10 Index	(1.550%)	06/20/13	DUB	122,000,000	2,738,346	(2,559,630)	5,297,976
Dow Jones CDX NA IG11 Index	(1.500%)	12/20/13	BRC	39,350,000	766,211	1,479,822	(713,611)
Dow Jones CDX EM10 Index	(3.350%)	12/20/13	BRC	6,400,000	952,834	938,996	13,838
Dow Jones CDX EM10 Index	(3.350%)	12/20/13	BRC	13,570,000	2,020,831	2,358,014	(337,183)
Dow Jones CDX EM10 Index	(3.350%)	12/20/13	DUB	6,790,000	1,010,896	1,235,214	(224,318)

					$12,646,834	$7,850,953	$4,795,881

Credit Default Swaps on Credit Indices — Sell Protection (2)

						Upfront
	Fixed Deal					Premiums
	Receive	Expiration	Counter-	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Depreciation

Dow Jones CDX NA HY9 Index	3.750%	12/20/12	DUB	$24,750,000	($4,331,166)	($2,011,453)	($2,319,713)
Dow Jones CDX NA IG High Volume Index	3.500%	06/20/16	DUB	18,366,730	(1,699,105)	744,796	(2,443,901)

					($6,030,271)	($1,266,657)	($4,763,614)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
Interest Rate Swaps

							Upfront
							Premiums
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid/	Unrealized
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	Depreciation

3-Month USD-LIBOR	DUB	Pay	5.479%	08/13/17	$7,100,000	($1,788,733)	$—	($1,788,733)
3-Month USD-LIBOR	DUB	Pay	5.195%	09/10/17	14,902,000	(3,384,020)	—	(3,384,020)
3-Month USD-LIBOR	DUB	Pay	5.260%	10/19/17	21,900,000	(4,825,208)	(2,045)	(4,823,163)
3-Month USD-LIBOR	BRC	Pay	5.028%	10/25/17	16,745,000	(3,408,333)	—	(3,408,333)

						($13,406,294)	($2,045)	($13,404,249)

Total Swap Agreements								($25,831,966)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 94.5%

Consumer Discretionary - 5.1%

Crown Ltd † + (Australia)	1,135,723	$4,757,315
Lamar Advertising Co ‘A’ * †	246,800	3,099,808
Liberty Media Corp — Entertainment ‘A’ *	325,180	5,684,146
McDonald’s Corp	323,010	20,087,992
MGM MIRAGE * †	450,970	6,205,347
Staples Inc †	486,070	8,710,374
The DIRECTV Group Inc * †	180,400	4,132,964
The Walt Disney Co †	202,385	4,592,116
Yum! Brands Inc †	190,630	6,004,845

		63,274,907

Consumer Staples - 15.0%

Anheuser-Busch InBev NV † + (Belgium)	3,015,009	70,018,155
Anheuser-Busch InBev NV - Strip VVPR * (Belgium)	1,855,390	10,316
Colgate-Palmolive Co	258,737	17,733,834
Costco Wholesale Corp †	59,680	3,133,200
CVS Caremark Corp	1,573,787	45,230,638
Kimberly-Clark Corp	62,080	3,274,099
Nestle SA + (Switzerland)	369,740	14,641,017
Tesco PLC + (United Kingdom)	3,122,719	16,260,095
Unilever PLC + (United Kingdom)	136,610	3,137,905
Wal-Mart Stores Inc	245,280	13,750,397

		187,189,656

Energy - 7.7%

Devon Energy Corp	180,115	11,835,357
EOG Resources Inc	129,885	8,647,743
Exxon Mobil Corp	116,795	9,323,745
Hess Corp	575,184	30,852,870
Occidental Petroleum Corp	432,335	25,935,777
Petroleo Brasileiro SA ADR (Brazil)	391,930	9,598,366

		96,193,858

Financials - 7.0%

ACE Ltd (Switzerland)	55,645	2,944,733
Berkshire Hathaway Inc ‘B’ *	8,068	25,930,552
CME Group Inc	29,655	6,171,502
JPMorgan Chase & Co	585,533	18,461,855
T. Rowe Price Group Inc †	342,600	12,141,744
The Goldman Sachs Group Inc	183,430	15,479,658
Wells Fargo & Co	217,485	6,411,458

		87,541,502

Health Care - 17.3%

Baxter International Inc	45,150	2,419,588
Bayer AG + (Germany)	284,201	16,496,172
Celgene Corp *	462,850	25,586,348
Coventry Health Care Inc *	568,725	8,462,628
Covidien Ltd (Bermuda)	442,740	16,044,898
Genentech Inc *	306,010	25,371,289
Gilead Sciences Inc *	448,445	22,933,477
Roche Holding AG + (Switzerland)	187,202	28,982,074
UnitedHealth Group Inc	2,338,595	62,206,627
Wyeth	198,370	7,440,859

		215,943,960

Industrials - 10.7%

C.H. Robinson Worldwide Inc †	256,900	14,137,207
Canadian National Railway Co (Canada)	298,932	10,988,740
Danaher Corp †	268,250	15,185,633
Embraer-Empresa Brasileira de Aeronautica SA ADR † (Brazil)	518,195	8,399,941
Emerson Electric Co	256,065	9,374,540
Illinois Tool Works Inc	104,555	3,664,653
Lockheed Martin Corp	141,305	11,880,924
Northrop Grumman Corp	100,500	4,526,520
Precision Castparts Corp	187,465	11,150,418
Siemens AG + (Germany)	237,585	17,923,541
SunPower Corp ‘B’ * †	85,786	2,611,326
United Parcel Service Inc ‘B’ †	418,285	23,072,601

		132,916,044

Information Technology - 23.5%

Amphenol Corp ‘A’	47,630	1,142,168
Apple Inc *	213,998	18,264,729
Automatic Data Processing Inc	217,354	8,550,706
Cisco Systems Inc *	2,618,105	42,675,112
Corning Inc	767,600	7,315,228
Cypress Semiconductor Corp * †	312,780	1,398,127
eBay Inc *	518,810	7,242,588
Google Inc ‘A’ *	57,820	17,788,323
Hewlett-Packard Co	544,765	19,769,522
International Business Machines Corp	55,770	4,693,603
Keyence Corp + (Japan)	59,705	12,270,092
KLA-Tencor Corp †	667,295	14,540,358
Marvell Technology Group Ltd * (Bermuda)	1,302,575	8,688,175
Microsoft Corp ‡	1,967,410	38,246,450
Nintendo Co Ltd + (Japan)	15,540	5,938,637
Oracle Corp *	2,007,435	35,591,823
QUALCOMM Inc	156,210	5,597,004
Research In Motion Ltd * (Canada)	292,855	11,884,056
Symantec Corp * †	278,790	3,769,241
Taiwan Semiconductor Manufacturing Co Ltd + (Taiwan)	6,510,418	8,883,336
Telefonaktiebolaget LM Ericsson ‘B’ + (Sweden)	1,214,985	9,471,879
Texas Instruments Inc	250,041	3,880,636
The Western Union Co	393,795	5,647,020

		293,248,813

Materials - 3.1%

Monsanto Co	126,245	8,881,336
Praxair Inc	205,355	12,189,873
Syngenta AG + (Switzerland)	34,463	6,694,974
Weyerhaeuser Co	360,065	11,021,590

		38,787,773

Telecommunication Services - 1.9%

Crown Castle International Corp * †	1,328,115	23,348,262

Utilities - 3.2%

NRG Energy Inc * †	845,825	19,733,097
The AES Corp * †	2,394,295	19,728,991

		39,462,088

Total Common Stocks (Cost $1,640,136,265)		1,177,906,863

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 4.3%

Time Deposit - 4.3%

State Street Bank & Trust Co
0.050% due 01/02/09	$53,938,000	$53,938,000

Total Short-Term Investment (Cost $53,938,000)		53,938,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.8% (Cost $1,694,074,265)		1,231,844,863

	Shares
SECURITIES LENDING COLLATERAL - 9.2%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	118,343,269	114,674,628
The Mellon GSL Reinvestment Trust II 0.000% + ¤	2,330,994	60,606

Total Securities Lending Collateral (Cost $120,674,263)		114,735,234

TOTAL INVESTMENTS - 108.0% (Cost $1,814,748,528)		1,346,580,097

OTHER ASSETS & LIABILITIES, NET - (8.0%)		(99,382,130)

NET ASSETS - 100.0%		$1,247,197,967

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	23.5%
Health Care	17.3%
Consumer Staples	15.0%
Short-Term Investment & Securities Lending Collateral	13.5%
Industrials	10.7%
Energy	7.7%
Financials	7.0%
Consumer Discretionary	5.1%
Utilities	3.2%
Materials	3.1%
Telecommunication Services	1.9%

108.0%
Other Assets & Liabilities, Net	(8.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $330,210,426 or 26.5% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $60,606 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Forward foreign currency contracts outstanding as of December 31, 2008 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Buy	AUD	1,400,000	01/09	$9,128
Sell	AUD	5,150,000	01/09	(183,390)
Buy	EUR	18,600,000	01/09	2,001,168
Buy	EUR	12,000,000	01/09	(485,215)
Sell	EUR	61,000,000	01/09	(5,677,535)
Sell	EUR	12,100,000	02/09	(124,057)
Buy	GBP	2,160,000	01/09	(131,630)
Sell	GBP	9,900,000	01/09	1,152,503
Sell	JPY	752,000,000	01/09	(167,512)
Buy	JPY	204,000,000	02/09	(35,113)
Sell	JPY	393,800,000	02/09	27,558

				($3,614,095)

(f)	Transactions in written options for the year ended December 31, 2008 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2007	646	$59,180
Call Options Written	14,084	535,270
Put Options Written	12,574	1,068,787
Call Options Expired	(1,921)	(121,782)
Put Options Expired	(11)	(1,231)
Call Options Repurchased	(6,287)	(314,350)
Put Options Repurchased	(6,511)	(584,604)

Outstanding, December 31, 2008	12,574	$641,270

(g)	The amount of $14,853,038 in cash and securities with an aggregate market value of $12,221,928 was segregated with the broker(s)/custodian as collateral for written option contracts as of December 31, 2008.

(h)	Premiums received and value of written options outstanding as of December 31, 2008 were as follows:
Options on Securities

	Number of
Description	Contracts	Premium	Value

Put — NASDAQ Microsoft Corp Strike @$22.50 Exp. 01/17/09 Counterparty: MSC	6,287	$509,244	$1,948,970
Call — NASDAQ Microsoft Corp Strike @$32.50 Exp. 01/17/09 Counterparty: MSC	6,287	132,026	6,287

		$641,270	$1,955,257

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 93.7%

Consumer Discretionary - 2.4%

Focus Media Holding Ltd ADR * † (Cayman)	339,705	$3,087,918
News Corp ‘A’	614,830	5,588,805

		8,676,723

Consumer Staples - 14.2%

Anheuser-Busch InBev NV + (Belgium)	374,125	8,688,378
Bunge Ltd † (Bermuda)	209,805	10,861,605
CVS Caremark Corp	723,765	20,801,006
Davide Campari-Milano SPA + (Italy)	1,441,027	9,988,830

		50,339,819

Financials - 7.3%

ACE Ltd (Switzerland)	53,815	2,847,890
CapitalSource Inc REIT †	497,414	2,298,052
CME Group Inc	27,410	5,704,295
JPMorgan Chase & Co	189,960	5,989,439
MarketAxess Holdings Inc *	184,110	1,502,338
UBS AG (NYSE) * (Switzerland)	1,526	21,825
UBS AG (XVTX) * + (Switzerland)	290,483	4,226,344
Wells Fargo & Co	114,160	3,365,437

		25,955,620

Health Care - 20.2%

Celgene Corp * †	496,970	27,472,501
Genentech Inc *	34,200	2,835,522
Gilead Sciences Inc *	640,564	32,758,443
Intuitive Surgical Inc * †	69,286	8,798,629

		71,865,095

Industrials - 9.4%

ABB Ltd * + (Switzerland)	1,313,374	20,029,140
CoStar Group Inc * †	70,724	2,329,649
FedEx Corp	82,765	5,309,375
SunPower Corp ‘B’ * †	51,175	1,557,767
United Parcel Service Inc ‘B’	78,150	4,310,754

		33,536,685

Information Technology - 30.2%

Apple Inc *	256,521	21,894,067
Cisco Systems Inc *	551,125	8,983,338
Corning Inc	1,236,670	11,785,465
Cypress Semiconductor Corp * †	186,585	834,035
Equinix Inc * †	128,065	6,811,777
Google Inc ‘A’ *	26,630	8,192,720
Oracle Corp *	562,745	9,977,469
QUALCOMM Inc	220,075	7,885,287
Research In Motion Ltd * † (Canada)	237,305	9,629,837
Trimble Navigation Ltd * †	401,690	8,680,521
VistaPrint Ltd * † (Bermuda)	682,690	12,704,861

		107,379,377

Materials - 1.4%

Cia Vale do Rio Doce ADR † (Brazil)	413,030	5,001,793

Telecommunication Services - 8.6%

America Movil SAB de CV ‘L’ ADR (Mexico)	383,810	11,894,272
Crown Castle International Corp *	682,390	11,996,416
GVT Holding SA * (Brazil)	196,830	2,141,328
tw telecom Inc * †	522,285	4,423,754

		30,455,770

Total Common Stocks (Cost $534,640,926)		333,210,882

	Principal Amount
SHORT-TERM INVESTMENT - 7.8%

Time Deposit - 7.8%

State Street Bank & Trust Co
0.050% due 01/02/09	$27,536,000	27,536,000

Total Short-Term Investment (Cost $27,536,000)		27,536,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.5% (Cost $562,176,926)		360,746,882

	Shares
SECURITIES LENDING COLLATERAL - 16.5%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	60,398,042	58,525,703
The Mellon GSL Reinvestment Trust II 0.000% + ¤	1,820,122	47,323

Total Securities Lending Collateral (Cost $62,218,164)		58,573,026

TOTAL INVESTMENTS - 118.0% (Cost $624,395,090)		419,319,908

OTHER ASSETS & LIABILITIES, NET - (18.0%)		(63,844,845)

NET ASSETS - 100.0%		$355,475,063

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	30.2%
Short-Term Investment & Securities Lending Collateral	24.3%
Health Care	20.2%
Consumer Staples	14.2%
Industrials	9.4%
Telecommunication Services	8.6%
Financials	7.3%
Consumer Discretionary	2.4%
Materials	1.4%

118.0%
Other Assets & Liabilities, Net	(18.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $101,505,718 or 28.6% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $47,323 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(e)	Transactions in written options for the year ended December 31, 2008 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2007	—	$—
Call Options Written	1,100	42,207
Call Options Expired	(1,100)	(42,207)

Outstanding, December 31, 2008	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
WARRANTS - 0.3%

Health Care - 0.3%

Akorn Inc Strike @ $5.40
Exp. 03/08/11 * + à ж	50,750	$23,705
Ardea Biosciences Inc Strike @ $11.14
Exp. 12/19/13 * + à ж	12,024	86,862
ARYx Therapeutics Inc Strike @ $2.64
Exp. 11/13/13 * + à ж	44,635	78,440
ConjuChem Biotechnologies Inc (Canada) Strike @ $1.00
Exp. 11/28/09 * + à ж	635,000	39
Cytori Therapeutics Inc Strike @ $6.25
Exp. 02/28/12 * + à ж	33,925	29,342
Cytori Therapeutics Inc Strike @ $8.50
Exp. 08/11/13 * + à ж	27,500	25,456

		243,844

Total Warrants (Cost $67,254)		243,844

CONVERTIBLE PREFERRED STOCKS - 2.5%

Health Care - 2.5%

Mylan Inc 6.500%	3,130	2,062,764

Total Convertible Preferred Stocks (Cost $2,938,035)		2,062,764

COMMON STOCKS - 94.4%

Consumer Staples - 2.4%

CVS Caremark Corp	69,300	1,991,682

Health Care - 92.0%

Abbott Laboratories	73,100	3,901,347
Acorda Therapeutics Inc *	108,300	2,221,233
Aetna Inc	112,000	3,192,000
Air Methods Corp * †	10,000	159,900
Alcon Inc (Switzerland)	15,200	1,355,688
Alexion Pharmaceuticals Inc * †	64,400	2,330,636
Allos Therapeutics Inc *	444,500	2,720,340
Allscripts-Misys Healthcare Solutions Inc †	332,700	3,300,384
AMAG Pharmaceuticals Inc * †	117,800	4,223,130
Ardea Biosciences Inc * †	62,600	749,322
Ardea Biosciences Inc * + à ж	48,098	546,946
ARYx Therapeutics Inc *	82,500	247,500
ARYx Therapeutics Inc * + à ж	148,782	409,894
Auxilium Pharmaceuticals Inc * †	53,700	1,527,228
Baxter International Inc	35,900	1,923,881
BioMarin Pharmaceutical Inc * †	155,300	2,764,340
CardioNet Inc *	18,200	448,630
Celgene Corp * †	23,100	1,276,968
Cephalon Inc * †	50,600	3,898,224
China Medical Technologies Inc ADR † (Cayman)	54,300	1,100,118
Cytori Therapeutics Inc * †	122,850	443,488
EnteroMedics Inc *	31,700	46,282
Genentech Inc *	24,000	1,989,840
Genomma Lab Internacional SA de CV ‘B’ * (Mexico)	372,600	259,638
Genzyme Corp *	23,800	1,579,606
Gilead Sciences Inc *	94,100	4,812,274
Humana Inc *	58,100	2,165,968
Impax Laboratories Inc * † + ж	248,500	2,209,165
Incyte Corp Ltd * †	386,900	1,466,351
Intercell AG * + (Austria)	17,500	550,419
InterMune Inc * †	172,900	1,829,282
MAP Pharmaceuticals Inc *	71,800	501,164
Medco Health Solutions Inc *	24,500	1,026,795
Mylan Inc * †	129,700	1,282,733
Orexigen Therapeutics Inc * †	22,800	127,224
Regeneron Pharmaceuticals Inc * †	67,500	1,239,300
Santhera Pharmaceutical Holding AG * + (Switzerland)	5,378	198,482
Shire PLC ADR (United Kingdom)	68,600	3,071,908
Teva Pharmaceutical Industries Ltd ADR † (Israel)	30,300	1,289,871
Thermo Fisher Scientific Inc *	42,900	1,461,603
United Therapeutics Corp * †	38,800	2,426,940
Vertex Pharmaceuticals Inc * †	108,900	3,308,382
ViroPharma Inc * †	88,732	1,155,291
WuXi PharmaTech Cayman Inc ADR * (Cayman)	41,400	330,786
XenoPort Inc * †	98,400	2,467,872

		75,538,373

Total Common Stocks (Cost $86,709,531)		77,530,055

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.3%

Time Deposit - 4.3%

State Street Bank & Trust Co
0.050% due 01/02/09	$3,505,000	3,505,000

Total Short-Term Investment (Cost $3,505,000)		3,505,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.5% (Cost $93,219,820)		83,341,663

	Shares
SECURITIES LENDING COLLATERAL - 27.8%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	23,577,511	22,846,608
The Mellon GSL Reinvestment Trust II 0.000% + ¤	446,783	11,616

Total Securities Lending Collateral (Cost $24,024,294)		22,858,224

TOTAL INVESTMENTS - 129.3% (Cost $117,244,114)		106,199,887

OTHER ASSETS & LIABILITIES, NET - (29.3%)		(24,094,961)

NET ASSETS - 100.0%		$82,104,926

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Health Care	94.8%
Short-Term Investment & Securities Lending Collateral	32.1%
Consumer Staples	2.4%

129.3%
Other Assets & Liabilities, Net	(29.3%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $27,016,974 or 32.9% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $11,616 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	4.2% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	Restricted securities as of December 31, 2008, were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets

Akorn Inc Warrants (Exp. 03/08/11) 03/08/06	$-	$23,705	0.0%
Ardea Biosciences Inc Warrants (Exp. 12/19/13) 12/19/08	1,503	86,862	0.1%
Ardea Biosciences Inc 12/19/08	535,812	546,946	0.7%
ARYx Therapeutics Inc Warrants (Exp. 11/13/13) 11/13/08	5,579	78,440	0.1%
ARYx Therapeutics Inc 11/13/08	327,320	409,894	0.5%
ConjuChem Biotechnologies Inc Warrants (Exp. 11/28/09) 11/22/06	55,422	39	0.0%
Cytori Therapeutics Inc Warrants (Exp. 02/28/12) 02/23/07	4,750	29,342	0.1%
Cytori Therapeutics Inc Warrants (Exp. 08/11/13) 08/11/08	-	25,456	0.0%

	$930,386	$1,200,684	1.5%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MID-CAP EQUITY PORTFOLIO (Formerly Mid-Cap Value Portfolio)
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 98.2%

Consumer Discretionary - 11.2%

Abercrombie & Fitch Co ‘A’ †	1,942,600	$44,815,782
Darden Restaurants Inc †	1,248,900	35,194,002
Hanesbrands Inc * †	905,100	11,540,025
J.C. Penney Co Inc †	1,516,500	29,875,050
Leggett & Platt Inc †	3,529,750	53,616,903
Mattel Inc	598,920	9,582,720
Starbucks Corp * †	3,517,400	33,274,604
The Gap Inc	2,179,800	29,187,522
Viacom Inc ‘B’ *	2,962,700	56,469,062

		303,555,670

Consumer Staples - 7.9%

Avon Products Inc	1,220,900	29,338,227
Campbell Soup Co †	1,231,500	36,957,315
McCormick & Co Inc †	1,787,600	56,952,936
Molson Coors Brewing Co ‘B’ †	1,291,700	63,189,964
The J.M. Smucker Co	648,100	28,101,616

		214,540,058

Energy - 7.6%

Hess Corp †	367,000	19,685,880
Holly Corp †	2,151,800	39,227,314
Massey Energy Co †	946,600	13,053,614
Patterson-UTI Energy Inc †	1,635,200	18,821,152
Pride International Inc * †	2,223,500	35,531,530
Sunoco Inc †	769,700	33,451,162
The Williams Cos Inc †	3,109,500	45,025,560

		204,796,212

Financials - 17.0%

Ameriprise Financial Inc	2,404,400	56,166,784
City National Corp †	627,400	30,554,380
Federated Investors Inc ‘B’	1,328,028	22,523,355
Hudson City Bancorp Inc	2,165,100	34,554,996
Marsh & McLennan Cos Inc	1,691,600	41,055,132
Marshall & Ilsley Corp †	2,204,600	30,070,744
PartnerRe Ltd † (Bermuda)	574,000	40,908,980
Public Storage REIT †	796,300	63,305,850
RenaissanceRe Holdings Ltd (Bermuda)	1,149,600	59,273,376
The St. Joe Co * †	1,279,900	31,127,168
Waddell & Reed Financial Inc ‘A’	49,366	763,199
Willis Group Holdings Ltd † (Bermuda)	2,046,600	50,919,408

		461,223,372

Health Care - 11.8%

Forest Laboratories Inc *	1,222,500	31,137,075
Hospira Inc *	2,308,500	61,913,970
Life Technologies Corp * †	901,506	21,014,105
Omnicare Inc †	2,569,700	71,334,872
Patterson Cos Inc * †	1,282,300	24,043,125
Warner Chilcott Ltd ‘A’ * † (Bermuda)	4,026,288	58,381,176
Zimmer Holdings Inc *	1,272,100	51,418,282

		319,242,605

Industrials - 15.6%

Cintas Corp †	1,506,779	35,002,476
Corrections Corp of America * †	2,446,100	40,018,196
Covanta Holding Corp * †	2,158,900	47,409,444
Dover Corp	1,035,700	34,095,244
Foster Wheeler Ltd * (Bermuda)	1,305,400	30,520,252
Monster Worldwide Inc * †	2,218,500	26,821,665
Parker-Hannifin Corp	671,000	28,544,340
Pitney Bowes Inc	1,785,400	45,491,992
Republic Services Inc	2,140,300	53,058,037
Spirit AeroSystems Holdings Inc ‘A’ *	3,870,400	39,361,968
Textron Inc	1,516,736	21,037,128
WESCO International Inc * †	1,012,900	19,478,067

		420,838,809

Information Technology - 11.8%

Agilent Technologies Inc *	2,525,800	39,478,254
Analog Devices Inc	2,496,695	47,487,139
Arrow Electronics Inc *	1,057,900	19,930,836
Brocade Communications Systems Inc *	4,672,889	13,084,089
Ingram Micro Inc ‘A’ * †	3,468,800	46,447,232
Lam Research Corp * †	1,240,600	26,399,968
Lexmark International Inc ‘A’ * †	672,798	18,098,266
NetApp Inc * †	1,016,700	14,203,299
NeuStar Inc ‘A’ * †	2,726,600	52,159,858
Seagate Technology LLC — Escrow Shares * + ж (Cayman)	24,300	2,430
Symantec Corp * †	3,134,000	42,371,680

		319,663,051

Materials - 9.3%

Air Products & Chemicals Inc	630,500	31,695,235
Ball Corp †	1,194,600	49,683,414
Bemis Co Inc †	976,000	23,111,680
CF Industries Holdings Inc	447,100	21,979,436
International Flavors & Fragrances Inc	1,100,300	32,700,916
Packaging Corp of America †	3,341,900	44,981,974
RPM International Inc	2,199,328	29,229,069
United States Steel Corp †	480,700	17,882,040

		251,263,764

Telecommunication Services - 1.0%

Frontier Communications Corp †	3,054,700	26,698,078

Utilities - 5.0%

American Electric Power Co Inc	1,822,400	60,649,472
PPL Corp †	723,200	22,195,008
Wisconsin Energy Corp †	1,275,300	53,537,094

		136,381,574

Total Common Stocks (Cost $3,577,864,114)		2,658,203,193

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.6%

Time Deposit - 2.6%

State Street Bank & Trust Co
0.050% due 01/02/09	$69,114,000	69,114,000

Total Short-Term Investment (Cost $69,114,000)		69,114,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.8% (Cost $3,646,978,114)		2,727,317,193

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MID-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
SECURITIES LENDING COLLATERAL - 12.3%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	343,983,285	$333,319,803
The Mellon GSL Reinvestment Trust II 0.000% + ¤	10,141,690	263,684

Total Securities Lending Collateral (Cost $354,124,975)		333,583,487

TOTAL INVESTMENTS - 113.1% (Cost $4,001,103,089)		3,060,900,680

OTHER ASSETS & LIABILITIES, NET - (13.1%)		(353,725,277)

NET ASSETS - 100.0%		$2,707,175,403

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Financials	17.0%
Industrials	15.6%
Short-Term Investment & Securities Lending Collateral	14.9%
Health Care	11.8%
Information Technology	11.8%
Consumer Discretionary	11.2%
Materials	9.3%
Consumer Staples	7.9%
Energy	7.6%
Utilities	5.0%
Telecommunication Services	1.0%

113.1%
Other Assets & Liabilities, Net	(13.1%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $333,585,917 or 12.3% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $263,684 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 98.1%

Consumer Discretionary - 12.0%

Amazon.com Inc * †	333,384	$17,095,932
Apollo Group Inc ‘A’ * †	107,830	8,261,935
Lowe’s Cos Inc	634,681	13,658,335
McDonald’s Corp	398,362	24,774,133

		63,790,335

Consumer Staples - 8.8%

General Mills Inc	208,291	12,653,678
The Kroger Co	379,866	10,032,261
Wal-Mart Stores Inc	431,757	24,204,297

		46,890,236

Energy - 9.5%

EOG Resources Inc	97,492	6,491,017
Exxon Mobil Corp	170,913	13,643,985
Range Resources Corp	108,400	3,727,876
Southwestern Energy Co *	603,089	17,471,488
XTO Energy Inc	255,494	9,011,273

		50,345,639

Financials - 7.4%

BlackRock Inc	43,707	5,863,294
IntercontinentalExchange Inc *	59,419	4,898,502
T. Rowe Price Group Inc †	190,331	6,745,331
The Charles Schwab Corp	898,895	14,535,132
Wells Fargo & Co	247,646	7,300,604

		39,342,863

Health Care - 13.6%

Abbott Laboratories	335,639	17,913,053
Amgen Inc *	320,355	18,500,501
Celgene Corp *	154,673	8,550,323
Genentech Inc *	67,435	5,591,036
Genzyme Corp *	151,529	10,056,980
Gilead Sciences Inc *	232,789	11,904,830

		72,516,723

Industrials - 8.7%

C.H. Robinson Worldwide Inc †	139,120	7,655,774
CSX Corp	182,190	5,915,709
Deere & Co †	256,852	9,842,569
First Solar Inc * †	53,819	7,424,869
Jacobs Engineering Group Inc *	190,197	9,148,476
Stericycle Inc * †	118,378	6,165,126

		46,152,523

Information Technology - 31.8%

Activision Blizzard Inc *	540,249	4,667,751
Apple Inc *	254,957	21,760,580
Broadcom Corp ‘A’ *	341,726	5,799,090
Google Inc ‘A’ *	49,962	15,370,809
Hewlett-Packard Co	379,791	13,782,615
Intel Corp	547,007	8,019,123
International Business Machines Corp	83,675	7,042,088
Juniper Networks Inc * †	244,259	4,276,975
MasterCard Inc ‘A’ †	83,549	11,941,659
McAfee Inc * †	207,284	7,165,808
Microsoft Corp	616,856	11,991,681
Oracle Corp *	830,161	14,718,755
QUALCOMM Inc	697,547	24,993,109
Visa Inc ‘A’ †	344,216	18,054,129

		169,584,172

Materials - 6.3%

Ecolab Inc †	183,985	6,467,073
Monsanto Co †	283,489	19,943,451
Praxair Inc	120,893	7,176,209

		33,586,733

Total Common Stocks (Cost $607,445,239)		522,209,224

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.5%

Time Deposit - 2.5%

State Street Bank & Trust Co
0.050% due 01/02/09	$13,335,000	13,335,000

Total Short-Term Investment (Cost $13,335,000)		13,335,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.6% (Cost $620,780,239)		535,544,224

	Shares

SECURITIES LENDING COLLATERAL - 4.6%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	25,279,377	24,495,717
The Mellon GSL Reinvestment Trust II 0.000% + ¤	1,066,946	27,741

Total Securities Lending Collateral (Cost $26,346,323)		24,523,458

TOTAL INVESTMENTS - 105.2% (Cost $647,126,562)		560,067,682

OTHER ASSETS & LIABILITIES, NET - (5.2%)		(27,919,555)

NET ASSETS - 100.0%		$532,148,127

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	31.8%
Health Care	13.6%
Consumer Discretionary	12.0%
Energy	9.5%
Consumer Staples	8.8%
Industrials	8.7%
Financials	7.4%
Short-Term Investment & Securities Lending Collateral	7.1%
Materials	6.3%

105.2%
Other Assets & Liabilities, Net	(5.2%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $24,523,458 or 4.6% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $27,741 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 98.5%

Australia - 0.4%

QBE Insurance Group Ltd +	481,325	$8,699,137

Austria - 1.0%

Erste Group Bank AG +	882,524	20,548,572

Bermuda - 0.6%

Li & Fung Ltd +	7,927,200	13,699,756

Brazil - 0.2%

Unibanco-Uniao de Bancos Brasileiros SA ADR	75,770	4,896,257

Canada - 1.2%

Canadian National Railway Co	688,940	25,325,434

Czech Republic - 0.6%

Komercni Banka AS +	80,993	13,194,774

France - 19.8%

Air Liquide SA +	390,579	35,768,968
AXA SA † +	2,447,288	54,930,823
GDF Suez SA +	1,223,628	60,737,274
Legrand SA +	1,332,203	25,512,677
LVMH Moet Hennessy Louis Vuitton SA † +	1,014,277	67,975,324
Pernod-Ricard SA † +	515,890	38,324,350
Schneider Electric SA +	776,249	57,794,638
Total SA +	956,390	52,581,487
Vivendi +	576,630	18,794,680

		412,420,221

Germany - 9.7%

Bayer AG +	785,417	45,588,770
Deutsche Boerse AG +	273,170	19,763,561
E.ON AG +	692,947	26,808,224
Linde AG +	690,470	58,724,688
Merck KGaA +	428,125	38,306,099
SAP AG +	341,050	12,280,077

		201,471,419

India - 0.9%

Infosys Technologies Ltd ADR	782,620	19,228,973

Italy - 0.8%

Intesa Sanpaolo SPA +	4,553,798	16,542,516

Japan - 15.2%

Aeon Credit Service Co Ltd +	1,215,400	12,814,395
Canon Inc +	2,023,200	64,104,236
FANUC Ltd +	343,800	24,640,762
Hirose Electric Co Ltd † +	156,000	15,784,248
HOYA Corp +	1,887,200	32,962,188
Inpex Corp +	5,240	41,773,599
Kao Corp +	1,866,700	56,701,651
Konica Minolta Holdings Inc +	679,500	5,287,075
OMRON Corp +	512,100	6,880,502
Shin-Etsu Chemical Co Ltd +	1,047,500	48,343,768
Tokyo Electron Ltd +	197,500	6,952,712

		316,245,136

Mexico - 1.2%

America Movil SAB de CV ‘L’ ADR	463,310	14,357,977
Grupo Modelo SAB de CV ‘C’	3,402,800	10,811,510

		25,169,487

Netherlands - 7.0%

Akzo Nobel NV +	272,790	11,251,978
ASML Holding NV +	659,272	11,884,790
Heineken NV +	1,708,900	52,320,862
TNT NV +	1,733,360	33,671,145
Wolters Kluwer NV +	1,939,920	36,781,894

		145,910,669

Singapore - 1.1%

Singapore Telecommunications Ltd +	12,762,680	22,743,791

South Africa - 0.6%

MTN Group Ltd +	1,064,020	12,544,957

South Korea - 0.9%

Samsung Electronics Co Ltd +	54,283	19,791,059

Switzerland - 17.7%

Actelion Ltd * +	350,197	19,811,175
Compagnie Financiere Richemont SA ‘A’	970,478	18,491,374
Givaudan SA † +	59,638	47,125,690
Julius Baer Holding AG +	757,196	29,346,887
Nestle SA +	2,859,340	113,224,553
Roche Holding AG +	686,836	106,333,970
Sonova Holding AG +	117,932	7,167,607
Swiss Reinsurance Co +	545,511	26,711,280

		368,212,536

Taiwan - 1.0%

Taiwan Semiconductor Manufacturing Co Ltd ADR	2,555,621	20,189,406

United Kingdom - 16.3%

BHP Billiton PLC +	553,980	10,744,776
Burberry Group PLC +	3,202,280	10,368,076
Diageo PLC +	3,707,316	52,090,966
GlaxoSmithKline PLC +	1,100,635	20,469,338
HSBC Holdings PLC (LI) +	1,757,780	17,203,737
Ladbrokes PLC +	4,180,108	11,227,627
Reckitt Benckiser Group PLC +	1,767,408	66,226,476
Royal Dutch Shell PLC ‘A’ (LI) +	1,589,283	41,755,392
Smiths Group PLC +	1,823,196	23,428,021
Standard Chartered PLC +	1,763,792	22,569,574
Tesco PLC +	2,920,029	15,204,682
William Hill PLC +	4,898,867	15,290,252
WPP PLC +	5,570,275	32,571,279

		339,150,196

United States - 2.3%

Synthes Inc +	371,624	47,124,135

Total Common Stocks (Cost $2,759,501,342)		2,053,108,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

SHORT-TERM INVESTMENT - 1.5%

Time Deposit - 1.5%

State Street Bank & Trust Co
0.050% due 01/02/09	$30,665,000	$30,665,000

Total Short-Term Investment (Cost $30,665,000)		30,665,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.0% (Cost $2,790,166,342)		2,083,773,431

	Shares

SECURITIES LENDING COLLATERAL - 7.0%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	150,902,903	146,224,912
The Mellon GSL Reinvestment Trust II 0.000% + ¤	908,347	23,617

Total Securities Lending Collateral (Cost $151,811,250)		146,248,529

TOTAL INVESTMENTS - 107.0% (Cost $2,941,977,592)		2,230,021,960

OTHER ASSETS & LIABILITIES, NET - (7.0%)		(145,776,472)

NET ASSETS - 100.0%		$2,084,245,488

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	19.4%
Health Care	13.7%
Financials	11.9%
Consumer Discretionary	10.8%
Information Technology	10.3%
Materials	10.2%
Industrials	9.1%
Short-Term Investment & Securities Lending Collateral	8.5%
Energy	6.5%
Utilities	4.2%
Telecommunication Services	2.4%

107.0%
Other Assets & Liabilities, Net	(7.0%)

100.0%

(b)	As of December 31, 2008, the portfolio was diversified by geographical region as a percentage of net assets as follows:

France	19.8%
Switzerland	17.7%
United Kingdom	16.3%
Japan	15.2%
United States	10.8%
Germany	9.7%
Netherlands	7.0%
Canada	1.2%
Mexico	1.2%
Singapore	1.1%
Austria	1.0%
Taiwan	1.0%
India	0.9%
South Korea	0.9%
Italy	0.8%
Bermuda	0.6%
Czech Republic	0.6%
South Africa	0.6%
Australia	0.4%
Brazil	0.2%

107.0%
Other Assets & Liabilities, Net	(7.0%)

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $2,086,056,029 or 100.1% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $23,617 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 98.7%

Consumer Discretionary - 5.6%

Brown Shoe Co Inc †	290,350	$2,459,265
Callaway Golf Co †	401,100	3,726,219
Dover Downs Gaming & Entertainment Inc †	82,300	261,714
Ethan Allen Interiors Inc †	176,300	2,533,431
Hillenbrand Inc	109,500	1,826,460
International Speedway Corp ‘A’ †	142,600	4,096,898
Phillips-Van Heusen Corp	188,100	3,786,453
RadioShack Corp	127,900	1,527,126
Wolverine World Wide Inc †	206,000	4,334,240

		24,551,806

Consumer Staples - 8.2%

Casey’s General Stores Inc †	191,700	4,365,009
Corn Products International Inc	152,400	4,396,740
Del Monte Foods Co †	453,800	3,240,132
PepsiAmericas Inc	260,600	5,305,816
Ruddick Corp	171,700	4,747,505
The J.M. Smucker Co	119,800	5,194,528
Universal Corp †	123,700	3,694,919
WD-40 Co †	89,100	2,520,639
Weis Markets Inc †	67,500	2,270,025

		35,735,313

Energy - 11.5%

Berry Petroleum Co ‘A’ †	200,600	1,516,536
Buckeye Partners LP	78,100	2,518,725
Cimarex Energy Co †	164,400	4,402,632
El Paso Pipeline Partners LP †	29,300	457,080
General Maritime Corp †	223,377	2,412,472
Holly Corp †	213,600	3,893,928
Linn Energy LLC †	264,100	3,953,577
Lufkin Industries Inc †	65,500	2,259,750
Magellan Midstream Partners LP	109,900	3,320,079
NuStar Energy LP	93,500	3,839,110
Penn Virginia Corp †	157,400	4,089,252
St. Mary Land & Exploration Co †	218,900	4,445,859
TC Pipelines LP	34,500	802,125
Teekay Corp †	48,500	953,025
Tidewater Inc †	107,600	4,333,052
Tsakos Energy Navigation Ltd (Bermuda)	122,400	2,242,368
Williams Partners LP	60,900	727,146
World Fuel Services Corp †	115,400	4,269,800

		50,436,516

Financials - 18.0%

Advance America Cash Advance Centers Inc †	377,300	713,097
American Equity Investment Life Holding Co †	177,100	1,239,700
American Financial Group Inc	223,800	5,120,544
American Physicians Capital Inc	26,600	1,279,460
Bank of Hawaii Corp	86,900	3,925,273
BioMed Realty Trust Inc REIT	90,400	1,059,488
CBL & Associates Properties Inc REIT †	267,200	1,736,800
Colonial Properties Trust REIT	33,000	274,890
Cullen/Frost Bankers Inc	76,400	3,871,952
Delphi Financial Group Inc ‘A’ †	191,848	3,537,677
Equity One Inc REIT †	219,400	3,883,380
Extra Space Storage Inc REIT †	79,000	815,280
First Industrial Realty Trust Inc REIT †	174,400	1,316,720
Franklin Street Properties Corp REIT †	170,200	2,510,450
Fulton Financial Corp †	299,000	2,876,380
Healthcare Realty Trust Inc REIT †	200,000	4,696,000
HRPT Properties Trust REIT †	630,200	2,123,774
Infinity Property & Casualty Corp †	86,600	4,046,818
International Bancshares Corp	126,700	2,765,861
National Penn Bancshares Inc †	216,600	3,142,866
Nationwide Health Properties Inc REIT †	173,100	4,971,432
PS Business Parks Inc REIT	32,600	1,455,916
RLI Corp †	76,400	4,672,624
Sovran Self Storage Inc REIT †	56,000	2,016,000
Susquehanna Bancshares Inc †	157,600	2,507,416
UDR Inc REIT	287,000	3,957,730
Washington Federal Inc †	256,788	3,841,548
Zenith National Insurance Corp	149,200	4,710,244

		79,069,320

Health Care - 5.3%

Hill-Rom Holdings Inc †	106,500	1,752,990
Invacare Corp †	156,600	2,430,432
Owens & Minor Inc †	141,700	5,335,005
Teleflex Inc	89,100	4,463,910
The Cooper Cos Inc	268,300	4,400,120
West Pharmaceutical Services Inc †	129,200	4,879,884

		23,262,341

Industrials - 20.7%

Acuity Brands Inc †	132,000	4,608,120
Albany International Corp ‘A’ †	138,000	1,771,920
Applied Industrial Technologies Inc †	174,600	3,303,432
Arkansas Best Corp †	138,400	4,167,224
Barnes Group Inc †	257,000	3,726,500
Belden Inc †	199,200	4,159,296
Bucyrus International Inc	200,900	3,720,668
Chicago Bridge & Iron Co NV ‘NY’ (Netherlands)	259,300	2,605,965
Crane Co	200,000	3,448,000
Curtiss-Wright Corp †	136,300	4,551,057
Ennis Inc	272,000	3,293,920
Granite Construction Inc †	94,000	4,129,420
Harsco Corp	169,000	4,677,920
KBR Inc	274,200	4,167,840
Kennametal Inc †	229,800	5,099,262
Lennox International Inc †	143,700	4,640,073
Lincoln Electric Holdings Inc †	103,500	5,271,255
Mueller Industries Inc †	135,300	3,393,324
Pacer International Inc	126,500	1,319,395
Quanex Building Products Corp	111,900	1,048,503
Regal-Beloit Corp †	131,800	5,007,082
SkyWest Inc †	207,300	3,855,780
Steelcase Inc ‘A’ †	343,400	1,929,908
The Timken Co	73,000	1,432,990
Tomkins PLC ADR (United Kingdom)	59,000	431,290
Trinity Industries Inc †	104,800	1,651,648
Triumph Group Inc	28,700	1,218,602
Valmont Industries Inc †	34,500	2,116,920

		90,747,314

Information Technology - 3.0%

Diebold Inc †	157,300	4,418,557
Himax Technologies Inc ADR (Cayman)	192,300	307,680
Imation Corp †	202,000	2,741,140
Jabil Circuit Inc	498,200	3,362,850
Nam Tai Electronics Inc (United Kingdom)	92,100	506,550
Park Electrochemical Corp †	94,500	1,791,720
Technitrol Inc †	41,300	143,724

		13,272,221

Materials - 14.1%

AMCOL International Corp †	98,700	2,067,765
Bemis Co Inc †	230,600	5,460,608
Carpenter Technology Corp †	131,200	2,694,848
Cliffs Natural Resources Inc †	201,500	5,160,415
Commercial Metals Co †	473,900	5,625,193
Compass Minerals International Inc	21,600	1,267,056
Cytec Industries Inc	51,200	1,086,464

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
IAMGOLD Corp (Canada)	855,300	$5,225,883
Innophos Holdings Inc	40,700	806,267
Methanex Corp (Canada)	218,900	2,460,436
Olin Corp †	191,300	3,458,704
Royal Gold Inc	134,900	6,638,429
RPM International Inc	300,100	3,988,329
Sensient Technologies Corp †	164,200	3,921,096
Terra Industries Inc	228,100	3,802,427
The Lubrizol Corp	135,300	4,923,567
Titanium Metals Corp †	338,700	2,983,947

		61,571,434

Utilities - 12.3%

AGL Resources Inc	172,200	5,398,470
Atmos Energy Corp †	203,800	4,830,060
Cleco Corp †	194,000	4,429,020
Energen Corp	150,900	4,425,897
National Fuel Gas Co	143,200	4,486,456
OGE Energy Corp †	170,800	4,403,224
Southwest Gas Corp	158,300	3,992,326
Suburban Propane Partners LP †	64,400	2,282,980
UGI Corp	205,200	5,010,984
Vectren Corp †	180,100	4,504,301
Westar Energy Inc †	240,700	4,936,757
WGL Holdings Inc †	155,700	5,089,833

		53,790,308

Total Common Stocks (Cost $541,106,804)		432,436,573

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.7%

Time Deposit - 2.7%

State Street Bank & Trust Co
0.050% due 01/02/09	$11,828,000	11,828,000

Total Short-Term Investment (Cost $11,828,000)		11,828,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.4% (Cost $552,934,804)		444,264,573

	Shares

SECURITIES LENDING COLLATERAL - 24.9%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	112,200,327	108,722,116
The Mellon GSL Reinvestment Trust II 0.000% + ¤	3,415,456	88,802

Total Securities Lending Collateral (Cost $115,615,783)		108,810,918

TOTAL INVESTMENTS - 126.3% (Cost $668,550,587)		553,075,491

OTHER ASSETS & LIABILITIES, NET - (26.3%)		(115,130,289)

NET ASSETS - 100.0%		$437,945,202

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	27.6%
Industrials	20.7%
Financials	18.0%
Materials	14.1%
Utilities	12.3%
Energy	11.5%
Consumer Staples	8.2%
Consumer Discretionary	5.6%
Health Care	5.3%
Information Technology	3.0%

126.3%
Other Assets & Liabilities, Net	(26.3%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $108,810,918 or 24.9% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $88,802 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
PREFERRED STOCKS - 0.6%

Energy - 0.6%

Petroleo Brasileiro SA (Brazil)	114,380	$1,120,257

Financials - 0.0%

Preferred Blocker Inc ~	186	78,004

Total Preferred Stocks (Cost $304,745)		1,198,261

CONVERTIBLE PREFERRED STOCKS - 2.9%

Health Care - 2.9%

Mylan Inc 6.500%	4,200	2,767,926
Schering-Plough Corp 6.000%	16,400	2,861,800

		5,629,726

Total Convertible Preferred Stocks (Cost $5,017,981)		5,629,726

COMMON STOCKS - 68.1%

Consumer Discretionary - 9.6%

Cablevision Systems Corp ‘A’ †	171,840	2,893,786
Comcast Corp Special ‘A’ †	216,290	3,493,083
Jupiter Telecommunications Co Ltd + (Japan)	3,590	3,736,618
Las Vegas Sands Corp * †	195,300	1,158,129
Liberty Global Inc ‘A’ * †	228,825	3,642,894
National CineMedia Inc	204,730	2,075,962
Time Warner Cable Inc ‘A’ *	77,699	1,666,644

		18,667,116

Consumer Staples - 6.3%

Altria Group Inc	71,560	1,077,694
Lorillard Inc	43,710	2,463,058
Nestle SA + (Switzerland)	77,950	3,086,675
Phillip Morris International Inc	130,460	5,676,315

		12,303,742

Energy - 4.3%

Alpha Natural Resources Inc * †	22,510	364,437
Exxon Mobil Corp	85,440	6,820,675
Petroleo Brasileiro SA ADR (Brazil)	49,520	1,212,745

		8,397,857

Financials - 6.8%

Credit Suisse Group ADR (Switzerland)	47,930	1,354,502
Everest Re Group Ltd (Bermuda)	60,460	4,603,424
Julius Baer Holding AG + (Switzerland)	109,573	4,246,756
SLM Corp *	347,330	3,091,237

		13,295,919

Health Care - 7.4%

Abbott Laboratories	42,040	2,243,675
Aetna Inc	45,300	1,291,050
Amicus Therapeutics Inc * †	84,410	673,592
Beckman Coulter Inc †	27,740	1,218,896
Health Net Inc *	125,980	1,371,922
Human Genome Sciences Inc *	218,900	464,068
Medco Health Solutions Inc *	48,300	2,024,253
Orexigen Therapeutics Inc * †	144,810	808,040
Skilled Healthcare Group Inc ‘A’ *	40,390	340,892
Thermo Fisher Scientific Inc *	56,460	1,923,592
Wyeth	59,500	2,231,845

		14,591,825

Industrials - 4.5%

Aircastle Ltd † (Bermuda)	150,700	720,346
Joy Global Inc	51,310	1,174,486
Navistar International Corp * †	31,070	664,277
Orbital Sciences Corp * †	56,720	1,107,742
Siemens AG ADR (Germany)	66,420	5,031,315

		8,698,166

Information Technology - 27.3%

Applied Materials Inc	218,080	2,209,150
eBay Inc *	241,590	3,372,596
Electronic Arts Inc * †	130,200	2,088,408
Google Inc ‘A’ *	18,690	5,749,978
International Business Machines Corp	29,060	2,445,690
Macrovision Solutions Corp *	151	1,910
Microsoft Corp	305,470	5,938,337
Novell Inc *	296,900	1,154,941
QUALCOMM Inc	159,160	5,702,703
Research In Motion Ltd * (Canada)	137,130	5,564,735
Seagate Technology LLC - Escrow Shares * + җ (Cayman)	52,800	5,280
Synopsys Inc *	101,920	1,887,558
Take-Two Interactive Software Inc *	1,474,357	11,146,139
THQ Inc * †	749,700	3,141,243
Varian Semiconductor Equipment Associates Inc *	48,580	880,270
Yahoo! Inc * †	171,740	2,095,228

		53,384,166

Materials - 1.4%

The Lubrizol Corp	39,600	1,441,044
The Mosaic Co	37,330	1,291,618

		2,732,662

Utilities - 0.5%

Dynegy Inc ‘A’ * †	8,895	17,790
NRG Energy Inc *	44,930	1,048,217

		1,066,007

Total Common Stocks (Cost $174,111,680)		133,137,460

	Principal
	Amount
CORPORATE BONDS & NOTES - 11.5%

Consumer Discretionary - 1.2%

Centex Corp
5.800% due 09/15/09	$440,000	420,200
Clear Channel Communications Inc
6.250% due 03/15/11 †	725,000	221,125
Lennar Corp
7.625% due 03/01/09	145,000	144,275
Macys Retail Holdings Inc
4.800% due 07/15/09	470,000	445,538
MGM MIRAGE
6.000% due 10/01/09	835,000	801,600
Wynn Las Vegas LLC
6.625% due 12/01/14 †	490,000	372,400

		2,405,138

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Consumer Staples - 0.3%

Albertson’s Inc
8.000% due 05/01/31	$845,000	$511,225

Energy - 1.0%

Buckeye Partners LP
4.625% due 07/15/13	270,000	229,776
Energy Transfer Partners LP
5.650% due 08/01/12	170,000	151,892
NuStar Pipeline Operating Partnership LP
5.875% due 06/01/13	780,000	657,106
PF Export Receivables Master Trust (Cayman)
3.748% due 06/01/13 ~	288,540	306,748
TEPPCO Partners LP
6.125% due 02/01/13	455,000	405,167
Valero Logistics Operations LP
6.050% due 03/15/13	200,000	171,335

		1,922,024

Financials - 8.2%

American International Group Inc
6.250% due 03/15/37	500,000	187,175
AXA SA (France)
6.379% due 12/14/36 ~ §	1,860,000	833,501
Bank of America Corp
8.000% due 01/30/58 §	890,000	641,085
8.125% due 11/15/80 §	195,000	146,104
Barclays Bank PLC (United Kingdom)
6.278% due 12/15/99 §	1,840,000	1,182,167
Capmark Financial Group Inc
3.038% due 05/10/10 §	325,000	165,907
5.875% due 05/10/12	550,000	187,654
CIT Group Funding Co of Canada (Canada)
4.650% due 07/01/10	630,000	553,246
Citigroup Capital XXI
8.300% due 12/21/77 §	1,330,000	1,028,059
Citigroup Inc
8.400% due 04/30/99 † §	660,000	436,616
Ford Motor Credit Co LLC
9.750% due 09/15/10	1,930,000	1,544,537
General Motors Acceptance Corp LLC
8.000% due 11/01/31	746,000	443,415
Goldman Sachs Capital I
6.345% due 02/15/34	1,190,000	865,781
HBOS PLC (United Kingdom)
6.413% due 10/01/99 ~ §	2,800,000	1,087,705
HSBC Finance Capital Trust IX
5.911% due 11/30/35 §	2,200,000	921,518
JPMorgan Chase & Co
7.900% due 12/01/99 §	1,140,000	950,790
Lehman Brothers Holdings Inc
7.500% due 05/11/38 ¤	2,529,000	253
MBIA Inc
5.700% due 12/01/34	530,000	215,641
Merrill Lynch & Co Inc
7.750% due 05/14/38	1,160,000	1,281,872
MetLife Capital Trust X
9.250% due 04/08/38 ~ §	300,000	209,665
MetLife Inc
6.400% due 12/15/36	1,060,000	637,470
Popular North America Inc
4.700% due 06/30/09	460,000	449,639
Prudential Holdings LLC
8.695% due 12/18/23 ~	1,215,000	1,173,272
The Prudential Insurance Co of America
8.300% due 07/01/25 ~	1,095,000	739,931
Washington Mutual Bank
0.000% due 05/01/09 ¤	875,000	258,125

		16,141,128

Information Technology - 0.2%

NCR Corp
7.125% due 06/15/09	300,000	300,912

Telecommunication Services - 0.0%

AT&T Corp
6.000% due 03/15/09	52,000	52,156

Utilities - 0.6%

Monongahela Power Co
7.360% due 01/15/10	570,000	558,125
Progress Energy Inc
6.850% due 04/15/12 †	20,000	20,071
Westar Energy Inc
7.125% due 08/01/09	570,000	567,673

		1,145,869

Total Corporate Bonds & Notes (Cost $34,704,821)		22,478,452

CONVERTIBLE CORPORATE BONDS - 0.6%

Health Care - 0.6%

Theravance Inc
3.000% due 01/15/15	1,969,000	1,200,696

Total Convertible Corporate Bonds (Cost $1,641,262)		1,200,696

MORTGAGE-BACKED SECURITIES - 34.8%

Collateralized Mortgage Obligations - 13.5%

Banc of America Commercial Mortgage Inc
5.421% due 09/10/45 ” §	1,580,000	809,805
Banc of America Funding Corp
6.500% due 07/20/32 ”	466,403	446,551
Citigroup Commercial Mortgage Trust
6.096% due 12/10/49 ” §	670,000	316,615
Citigroup Mortgage Loan Trust Inc
5.890% due 07/25/36 ” §	476,621	249,917
Citimortgage Alternative Loan Trust
0.871% due 10/25/36 ” §	1,229,163	531,351
0.921% due 10/25/36 ” §	636,531	260,063
Countrywide Alternative Loan Trust
5.500% due 05/25/35 -02/25/36 ” ±	1,850,000	1,388,603
6.000% due 11/25/34 -01/25/35 ” ±	1,024,356	810,880
6.500% due 08/25/32 - 09/25/34 ” ±	973,354	627,283
Countrywide Home Loan Mortgage
Pass-Through Trust
4.982% due 03/25/35 ” §	1,112,903	696,765

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Deutsche ALT-A Securities Inc
Alternate Loan Trust
5.961% due 06/25/36 ” §	$186,105	$171,297
6.005% due 10/25/36 ” §	602,138	482,456
6.360% due 07/25/36 ” §	72,637	70,006
Fannie Mae
6.000% due 11/25/28 - 09/25/30 ” ±	270,427	279,938
13.158% due 12/25/33 ” §	162,714	163,497
22.471% due 06/25/36 ” §	208,438	232,937
22.472% due 06/25/36 ” §	509,241	572,300
22.839% due 03/25/36 ” §	299,805	341,799
Fannie Mae (IO)
5.500% due 04/01/33 - 06/01/35 ” ± җ	5,763,212	688,740
5.579% due 10/25/35 ” § җ	2,151,138	152,723
6.000% due 08/01/33 - 08/01/35 ” ± җ	2,248,394	297,429
6.000% due 09/01/35 ” § җ	453,541	72,132
6.229% due 02/25/35 - 12/25/36 ” § ± җ	4,847,699	438,560
6.279% due 08/25/25 ” § җ	1,117,676	83,803
6.500% due 02/01/32 - 02/01/33 ” ± җ	2,472,715	331,116
6.500% due 02/01/33 ” § җ	288,250	49,331
6.629% due 11/25/30 ” § җ	329,865	36,812
6.729% due 05/25/36 ” § җ	3,562,903	371,202
7.000% due 06/01/23 - 08/01/26 ” ± җ	1,917,030	380,751
7.216% due 12/18/32 ” § җ	246,385	30,961
7.429% due 11/25/31 ” § җ	815,703	111,758
7.479% due 01/25/32 ” § җ	177,778	25,088
7.500% due 08/01/23 - 11/01/23 ” ± җ	1,022,345	240,030
7.529% due 04/25/32 - 12/25/32 ” ± § җ	1,959,015	272,653
7.629% due 03/25/32 - 12/25/33 ” ± § җ	1,880,942	225,707
7.779% due 02/25/33 ” § җ	473,705	60,761
Fannie Mae (PO)
0.000% due 09/25/23 ” җ	225,898	192,069
First Horizon Alternative Mortgage Securities
5.500% due 04/25/37 ”	385,737	362,637
6.000% due 01/25/35 ”	321,716	235,210
Freddie Mac
6.500% due 02/15/28 - 04/15/28 ” ±	402,618	422,511
20.002% due 06/15/34 ” §	180,768	201,341
20.368% due 08/15/35 ” §	95,662	109,372
Freddie Mac (IO)
4.955% due 07/15/25 - 02/15/26 ” § ± җ	2,022,126	159,787
5.455% due 04/15/36 ” § җ	1,359,126	161,542
5.505% due 01/15/35 ” § җ	1,729,007	169,929
6.000% due 12/01/31 - 03/01/33 ” ± җ	926,473	129,350
6.055% due 04/15/33 ” § җ	427,161	40,641
6.405% due 02/15/30 - 02/15/32 ” § ± җ	77,009	4,972
6.455% due 07/15/26 - 03/15/29 ” § ± җ	567,422	67,030
6.500% due 02/01/28 - 01/01/29 ” ± җ	190,945	30,059
7.000% due 06/01/26 - 04/01/27 ” ± җ	826,698	149,044
Freddie Mac (PO)
0.000% due 06/01/26 - 02/01/28 ” ± җ	160,888	140,778
GMAC Mortgage Corp Loan Trust
5.500% due 09/25/34 ”	730,000	583,616
Government National Mortgage Association (IO)
6.460% due 02/16/32 ” § җ	442,456	65,415
6.560% due 01/16/27 ” § җ	354,101	50,771
6.660% due 12/16/26 ” § җ	936,834	143,784
6.689% due 01/17/30 ” § җ	295,649	32,431
GSR Mortgage Loan Trust
5.140% due 11/25/35 ” §	1,780,598	1,126,576
JPMorgan Chase Commercial
Mortgage Securities Corp
4.999% due 10/15/42 ” §	390,000	230,426
5.305% due 01/15/49 ”	175,000	138,342
5.804% due 06/15/49 ” §	200,000	153,495
LB-UBS Commercial Mortgage Trust
5.084% due 02/15/31 ”	250,000	218,328
5.217% due 02/15/31 ” §	890,000	449,036
6.166% due 09/15/45 ” §	480,000	227,067
MASTR Adjustable Rate Mortgages Trust
4.555% due 04/21/34 ” §	325,868	249,503
MASTR Alternative Loans Trust
6.000% due 07/25/34 ”	778,151	568,927
Merrill Lynch Countrywide
Commercial Mortgage Trust
5.700% due 09/12/49 ”	660,000	459,438
Morgan Stanley Mortgage Loan Trust
5.416% due 06/25/36 ” §	490,000	339,609
Residential Accredit Loans Inc
5.750% due 01/25/33 - 04/25/37 ” ±	868,240	548,333
6.000% due 05/25/36 - 09/25/36 ” ±	552,988	535,215
Residential Asset Securitization Trust
6.000% due 09/25/36 ”	765,167	374,319
Wachovia Mortgage Loan Trust LLC
5.981% due 03/20/37 ” §	383,418	206,846
Washington Mutual Alternative Mortgage
Pass-Through Certificates
6.000% due 02/25/37 ”	1,660,887	1,453,051
Washington Mutual Mortgage
Pass-Through Certificates
5.548% due 11/25/36 ” §	93,763	61,617
5.646% due 05/25/37 ” §	99,686	63,745
5.667% due 03/25/37 ” §	744,309	192,372
5.706% due 02/25/37 ” § җ	293,928	93,144
6.127% due 08/25/36 ” §	1,451,860	965,781
Wells Fargo Mortgage-Backed Securities Trust
3.741% due 09/25/34 ” §	298,209	218,245
4.368% due 09/25/34 ” §	76,902	55,053
4.992% due 12/25/34 ” §	365,605	283,069
5.092% due 03/25/36 ” §	387,205	278,092
5.093% due 03/25/36 ” §	300,862	83,828
5.245% due 10/25/34 ” §	105,761	90,304
5.545% due 04/25/36 ” § җ	621,290	472,986
5.557% due 07/25/36 ” §	752,653	493,672

		26,404,328

Fannie Mae - 20.0%

4.500% due 01/01/24 ”	3,637,000	3,717,698
5.000% due 01/13/39 - 01/20/39 ” ±	9,819,000	10,047,061
5.500% due 01/13/39 - 01/20/39 ” ±	8,279,000	8,493,595
6.000% due 01/13/39 - 01/20/39 ” ±	8,717,000	8,987,292
6.500% due 12/18/16 - 01/01/39 ” ±	5,495,000	5,705,734
7.000% due 01/14/38 ”	1,795,000	1,879,702

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
7.500% due 01/01/33 ”	$133,616	$141,686
8.500% due 07/01/32 ”	14,473	15,739

		38,988,507

Freddie Mac - 1.3%

6.000% due 01/01/18 - 03/01/33 ” ±	1,487,826	1,539,882
6.500% due 12/22/23 ”	1,070,000	1,110,125

		2,650,007

Total Mortgage-Backed Securities (Cost $76,301,585)		68,042,842

ASSET-BACKED SECURITIES - 1.5%

Argent Securities Inc
0.951% due 05/25/34 ” §	778,579	601,335
Citibank Credit Card Issuance Trust
5.000% due 06/10/15 ”	180,000	97,743
Citigroup Mortgage Loan Trust Inc
5.536% due 03/25/36 ” §	27,583	27,356
Countrywide Asset-Backed Certificates
1.211% due 02/25/33 ” §	18,836	8,782
4.657% due 02/25/36 ” §	80,290	79,103
5.363% due 05/25/36 ” §	214,505	184,979
5.382% due 05/25/36 ” §	350,000	279,912
HFC Home Equity Loan Asset-Backed Certificates
0.768% due 01/20/35 ” §	289,888	206,083
Lehman XS Trust
5.180% due 08/25/35 ” §	110,498	108,426
MBNA Credit Card Master Note Trust
2.545% due 03/15/16 ” §	1,720,000	669,008
Option One Mortgage Loan Trust
0.571% due 07/25/36 ” §	488,123	430,143
Structured Asset Investment Loan Trust
0.511% due 09/25/36 ” §	173,394	162,327

Total Asset-Backed Securities (Cost $4,494,791)		2,855,197

SHORT-TERM INVESTMENT - 1.4%

Time Deposit - 1.4%

State Street Bank & Trust Co
0.050% due 01/02/09	2,625,000	2,625,000

Total Short-Term Investment (Cost $2,625,000)		2,625,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 121.4% (Cost $299,201,865)		237,167,634

	Shares
SECURITIES LENDING COLLATERAL - 4.8%

The Mellon GSL DBT II Collateral Fund
1.670% + Δ	9,734,780	9,433,002
The Mellon GSL Reinvestment Trust II
0.000% + ¤	433,083	11,260

Total Securities Lending Collateral (Cost $10,167,863)		9,444,262

TOTAL INVESTMENTS - 126.2% (Cost $309,369,728)		246,611,896

OTHER ASSETS & LIABILITIES, NET - (26.2%)		(51,192,069)

NET ASSETS - 100.0%		$195,419,827

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Common Stocks	68.1%
Mortgage-Backed Securities	34.8%
Corporate Bonds & Notes	11.5%
Short-Term Investment & Securities Lending Collateral	6.2%
Convertible Preferred Stocks	2.9%
Asset-Backed Securities	1.5%
Convertible Corporate Bonds	0.6%
Preferred Stocks	0.6%

126.2%
Other Assets & Liabilities, Net	(26.2%)

100.0%

(b)	As of December 31, 2008, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA / U.S. Government & Agency Issues	71.6%
A-1	2.7%
AA	2.0%
A	9.3%
BBB	8.5%
BB	2.7%
B	2.5%
D	0.3%
Not Rated	0.4%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $20,519,591 or 10.5% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $269,638 or 0.1% of the net assets were in default as of December 31, 2008.

(f)	3.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(g)	The amount of $511,748 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

U.S. Treasury 10-Year Notes (03/09)	125	$12,500,000	$126,883
U.S. Treasury 30-Year Bonds (03/09)	71	7,100,000	240,616
Short Futures Outstanding

U.S. Treasury 2-Year Notes (03/09)	114	22,800,000	(69,233)
U.S. Treasury 5-Year Notes (03/09)	100	10,000,000	(299,410)

			($1,144)

(h)	Swap agreements outstanding as of December 31, 2008 were as follows:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

							Upfront
	Fixed Deal			Implied Credit			Premiums
	(Pay)	Expiration	Counter-	Spread at	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	Appreciation

Inco Ltd 7.750% due 05/15/12	(0.630%)	03/20/17	MSC	1.049%	$520,000	$15,568	$—	$15,568
Inco Ltd 7.750% due 05/15/12	(0.700%)	03/20/17	MSC	1.049%	515,000	12,811	—	12,811
Kohl’s Corp 6.300% due 03/01/11	(0.660%)	12/20/17	MSC	2.683%	715,000	94,591	—	94,591
Kohl’s Corp 6.300% due 03/01/11	(0.870%)	12/20/17	MSC	2.683%	720,000	85,279	—	85,279
Kohl’s Corp 6.300% due 03/01/11	(1.040%)	06/20/18	BRC	2.683%	245,000	26,982	—	26,982
Kohl’s Corp 6.300% due 03/01/11	(1.180%)	06/20/18	BRC	2.683%	245,000	24,638	—	24,638
Kohl’s Corp 6.300% due 03/01/11	(1.300%)	06/20/18	DUB	2.666%	245,000	22,629	—	22,629
Jones Apparel Group Inc 5.125% due 11/15/14	(2.635%)	06/20/18	DUB	7.575%	255,000	13,697	—	13,697
Liz Claiborne Inc 5.000% due 07/08/13	(2.900%)	06/20/18	MSC	15.027%	490,000	169,750	—	169,750
Jones Apparel Group Inc 5.125% due 11/15/14	(2.970%)	06/20/18	MSC	7.575%	500,000	102,418	—	102,418

						$568,363	$—	$568,363

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

Tenet Healthcare Corp 7.375% due 02/01/13	1.600%	03/20/09	DUB	4.899%	$810,000	($5,328)	$—	($5,328)
Cemex SAB de CV 9.625% due 10/01/09	2.000%	03/20/09	DUB	3.671%	260,000	557	—	557
The Hartford Financial Services Group Inc 4.750% due 03/01/14	2.400%	03/20/09	MSC	7.229%	260,000	(2,487)	—	(2,487)
American International Group Inc 6.250% due 05/01/36	3.000%	03/20/09	BRC	4.872%	160,000	(504)	—	(504)
Vornado Realty Trust REIT 4.750% due 12/01/10	3.600%	03/20/09	CSF	7.450%	260,000	(1,824)	—	(1,824)
American International Group Inc 6.250% due 05/01/36	4.000%	03/20/09	BRC	4.872%	595,000	(467)	—	(467)
American International Group Inc 6.250% due 05/01/36	4.000%	03/20/09	DUB	4.872%	755,000	(593)	—	(593)
American International Group Inc 6.250% due 05/01/36	4.000%	03/20/09	MSC	4.872%	450,000	(353)	—	(353)
HCP Inc REIT 6.450% due 06/25/12	4.600%	03/20/09	BRC	20.865%	395,000	(12,891)	—	(12,891)
American International Group Inc 6.250% due 05/01/36	5.350%	03/20/09	BRC	4.874%	515,000	1,375	—	1,375
Sprint Nextel Corp 6.000% due 12/01/16	6.300%	03/20/09	CSF	13.716%	1,130,000	(15,328)	—	(15,328)
Sprint Nextel Corp 6.000% due 12/01/16	6.300%	03/20/09	GSC	13.716%	405,000	(5,494)	—	(5,494)
Rite Aid Corp 7.700% due 02/15/27	7.500%	03/20/09	CSF	51.052%	45,000	(3,893)	—	(3,893)
R.H. Donnelley Corp 8.875% due 01/15/16	9.000%	03/20/09	GSC	82.698%	570,000	(80,017)	—	(80,017)
iStar Financial Inc 6.000% due 12/15/10	12.000%	03/20/09	CSF	132.457%	125,000	(26,151)	—	(26,151)
iStar Financial Inc 6.000% due 12/15/10	12.000%	03/20/09	DUB	132.457%	315,000	(65,900)	—	(65,900)
Countrywide Home Loan Inc 4.000% due 03/22/11	0.420%	06/20/09	MSC	1.110%	1,530,000	(4,723)	—	(4,723)
Prudential Financial Inc 4.500% due 07/15/13	2.050%	06/20/09	DUB	9.590%	205,000	(6,971)	—	(6,971)
Liz Claiborne Inc 5.000% due 07/08/13	3.250%	06/20/09	DUB	18.638%	950,000	(62,988)	—	(62,988)
Vornado Realty Trust REIT 4.750% due 12/01/10	3.875%	06/20/09	DUB	7.464%	525,000	(8,019)	—	(8,019)
Univision Communications Inc 9.750% due 03/15/15	5.000%	06/20/09	GSC	30.847%	330,000	(36,703)	(28,150)	(8,553)
Citigroup Inc 7.750% due 04/02/12	10.500%	06/20/09	BRC	7.610%	100,000	1,662	—	1,662
Centex Corp 5.250% due 06/15/15	1.550%	09/20/09	DUB	4.247%	115,000	(2,128)	—	(2,128)
Allied Waste North America Inc 7.375% due 04/15/14	2.000%	09/20/09	DUB	0.749%	840,000	8,229	—	8,229
Pulte Homes Inc 5.250% due 01/15/14	2.750%	09/20/09	GSC	3.429%	725,000	(2,784)	—	(2,784)
Temple-Inland Inc 6.875% due 01/15/18	3.000%	09/20/09	DUB	7.592%	120,000	(3,729)	—	(3,729)
XL Capital Ltd 5.250% due 09/15/14	3.550%	09/20/09	BRC	15.623%	525,000	(41,543)	—	(41,543)
XL Capital Ltd 5.250% due 09/15/14	3.550%	09/20/09	DUB	15.623%	600,000	(47,477)	—	(47,477)
Merrill Lynch & Co Inc 5.000% due 01/15/15	4.150%	09/20/09	BRC	2.262%	940,000	13,835	—	13,835
Merrill Lynch & Co Inc 5.000% due 01/15/15	4.150%	09/20/09	CSF	2.262%	470,000	6,918	—	6,918
Rite Aid Corp 7.700% due 02/15/27	5.000%	09/20/09	CSF	51.042%	295,000	(85,805)	(17,700)	(68,105)
Louisiana-Pacific Corp 8.875% due 08/15/10	6.250%	09/20/09	MSC	21.191%	480,000	(41,391)	—	(41,391)
Idearc Inc 8.000% due 11/15/16	5.000%	12/20/09	CSF	109.840%	50,000	(32,030)	(10,250)	(21,780)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

Tribune Co 5.250% due 01/16/09	5.000%	12/20/09	CSF	Defaulted	$580,000	($554,543)	($177,950)	($376,593)
Univision Communications Inc 9.750% due 03/15/15	5.000%	12/20/09	MSC	30.892%	195,000	(40,883)	(19,650)	(21,233)
The Goldman Sachs Group Inc 6.600% due 01/15/12	5.450%	12/20/09	DUB	3.687%	365,000	6,720	—	6,720
The Goldman Sachs Group Inc 6.600% due 01/15/12	5.500%	12/20/09	DUB	3.687%	450,000	8,436	—	8,436
General Electric Capital Corp 6.000% due 06/15/12	5.750%	12/20/09	BRC	4.554%	365,000	4,757	—	4,757
The Goldman Sachs Group Inc 6.600% due 01/15/12	5.750%	12/20/09	BRC	3.687%	450,000	9,536	—	9,536
General Electric Capital Corp 6.000% due 06/15/12	8.000%	12/20/09	BRC	4.554%	305,000	10,590	—	10,590
General Electric Capital Corp 6.000% due 06/15/12	8.000%	12/20/09	CSF	4.554%	280,000	9,722	—	9,722
Reliant Energy Inc 6.750% due 12/15/14	9.000%	12/20/09	CSF	13.408%	490,000	(17,772)	—	(17,772)
Capmark Financial Group Inc 6.300% due 05/10/17	0.950%	06/20/12	GSC	39.998%	485,000	(272,734)	—	(272,734)
Capmark Financial Group Inc 5.875% due 05/10/12	1.000%	06/20/12	BRC	39.998%	485,000	(267,572)	—	(267,572)
iStar Financial Inc 6.000% due 12/15/10	3.950%	12/20/12	GSC	102.459%	55,000	(33,568)	—	(33,568)
iStar Financial Inc 6.000% due 12/15/10	4.000%	12/20/12	CSF	102.459%	45,000	(28,460)	—	(28,460)
iStar Financial Inc 6.000% due 12/15/10	4.320%	12/20/12	DUB	102.459%	70,000	(42,552)	—	(42,552)
iStar Financial Inc 6.000% due 12/15/10	4.400%	12/20/12	BRC	102.459%	430,000	(261,166)	—	(261,166)
TXU Corp 5.550% due 11/15/14	5.910%	12/20/12	CSF	17.114%	155,000	(32,757)	—	(32,757)
TXU Corp 5.550% due 11/15/14	6.000%	12/20/12	CSF	14.255%	155,000	(32,329)	—	(32,329)
TXU Corp 5.550% due 11/15/14	6.050%	12/20/12	CSF	14.255%	150,000	(31,092)	—	(31,092)
Kohl’s Corp 6.300% due 03/01/11	0.900%	06/20/13	BRC	2.880%	245,000	(18,619)	—	(18,619)
Kohl’s Corp 6.300% due 03/01/11	1.080%	06/20/13	BRC	2.880%	245,000	(16,903)	—	(16,903)
Kohl’s Corp 6.300% due 03/01/11	1.180%	06/20/13	DUB	2.880%	245,000	(15,950)	—	(15,950)
Jones Apparel Group Inc 5.125% due 11/15/14	2.720%	06/20/13	DUB	9.050%	255,000	(13,843)	—	(13,843)
Liz Claiborne Inc 5.000% due 07/08/13	3.100%	06/20/13	MSC	17.022%	490,000	(149,858)	—	(149,858)
Jones Apparel Group Inc 5.125% due 11/15/14	3.200%	06/20/13	MSC	9.050%	500,000	(87,012)	—	(87,012)
Morgan Stanley 6.600% due 04/01/12	7.800%	12/20/13	CSF	4.153%	620,000	91,883	—	91,883
General Motors Corp 7.125% due 07/15/13	5.750%	12/20/16	MSC	65.615%	505,000	(403,326)	—	(403,326)
General Motors Corp 7.125% due 07/15/13	5.800%	12/20/16	MSC	65.615%	520,000	(414,949)	—	(414,949)
Ford Motor Co 7.450% due 07/16/31	7.050%	12/20/16	MSC	45.193%	500,000	(355,492)	—	(355,492)
Ford Motor Co 7.450% due 07/16/31	7.150%	12/20/16	MSC	45.193%	1,050,000	(744,326)	—	(744,326)
Vale Overseas Ltd 8.250% due 01/17/34	1.100%	03/20/17	MSC	3.387%	520,000	(72,086)	—	(72,086)
Vale Overseas Ltd 8.250% due 01/17/34	1.170%	03/20/17	MSC	3.387%	515,000	(69,014)	—	(69,014)
J.C. Penney Co Inc 9.000% due 08/01/12	1.070%	12/20/17	MSC	4.393%	475,000	(96,734)	—	(96,734)
J.C. Penney Co Inc 9.000% due 08/01/12	1.300%	12/20/17	MSC	4.393%	485,000	(18,874)	—	(18,874)
General Motors Corp 7.125% due 07/15/13	5.000%	12/20/18	DUB	62.746%	130,000	(106,527)	(87,100)	(19,427)

						($4,622,242)	($340,800)	($4,281,442)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Upfront
	Fixed Deal					Premiums
	(Pay)	Expiration	Counter-	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Appreciation

Dow Jones CDX NA IG7 Index	(0.400%)	12/20/11	DUB	$2,635,200	$167,909	$271	$167,638

Credit Default Swaps on Credit Indices - Sell Protection (2)

						Upfront
	Fixed Deal					Premiums
	Receive	Expiration	Counter-	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Depreciation

ABX HE AA 06-2 Index	0.170%	05/25/46	BRC	$270,000	($236,499)	($208,877)	($27,622)
ABX HE AA 06-2 Index	0.170%	05/25/46	DUB	220,000	(192,710)	(26,398)	(166,312)
ABX HE AA 06-2 Index	0.170%	05/25/46	GSC	365,000	(319,724)	(120,723)	(199,001)
ABX HE AA 06-2 Index	0.170%	05/25/46	MSC	225,000	(197,090)	(20,992)	(176,098)

					($946,023)	($376,990)	($569,033)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
Interest Rate Swaps

							Upfront
							Premiums
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid/	Unrealized
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	Appreciation

3-Month USD-LIBOR	CSF	Pay	5.428%	08/07/17	$2,130,000	$524,974	$—	$524,974
3-Month USD-LIBOR	DUB	Pay	5.445%	08/08/17	1,800,000	447,266	—	447,266

						$972,240	$—	$972,240

Total Return Swaps

						Upfront
						Premiums	Unrealized
		Counter-	Expiration	Notional	Market	Paid/	Appreciation
Receive	Pay	party	Date	Amount	Value	(Received)	(Depreciation)

If positive, the Total Return of the Bank of America CMBS Index AAA	If negative, the absolute value of the Bank of America CMBS Index	GSC	01/31/09	$9,170,000	($2,174,397)	$—	($2,174,397)
If positive, the Total Return of the Lehman CMBS Index AAA 8.50	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	GSC	02/01/09	2,010,000	340,357	—	340,357
If positive, the Total Return of the Lehman CMBS Index AAA 8.50	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	MSC	02/01/09	2,800,000	305,673	—	305,673
If positive, the Total Return of the Lehman CMBS Index AAA 8.50 minus 50 basis points	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	MSC	02/01/09	960,000	162,158	—	162,158
If positive, the Total Return of the Lehman CMBS Index AAA 8.50 minus 70 basis points	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	MSC	02/01/09	1,870,000	315,559	—	315,559
If positive, the Total Return of the Lehman CMBS Index AAA 8.50 minus 95 basis points	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	MSC	02/01/09	1,630,000	274,720	—	274,720
If positive, the Total Return of the Lehman CMBS Index AAA 8.50 plus 200 basis points	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	GSC	03/01/09	1,250,000	213,748	—	213,748
If positive, the Total Return of the Lehman CMBS Index AAA 8.50	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	MSC	03/01/09	5,300,000	578,595	—	578,595
If positive, the Total Return of the Lehman CMBS Index AAA 8.50 plus 250 basis points	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	MSC	03/01/09	930,000	159,416	—	159,416
If positive, the Total Return of the Lehman CMBS Index AAA 8.50 plus 350 basis points	If negative, the absolute value of the Lehman CMBS Index AAA 8.50	MSC	03/01/09	2,620,000	451,291	—	451,291
If positive, the Total Return of the Lehman CMBS Index AAA 10 Yr minus 660 basis points	If negative, the absolute value of the Bank of America CMBS Index AAA 10 Yr	GSC	03/31/09	12,150,000	2,611,692	—	2,611,692

					$3,238,812	$—	$3,238,812

Total Swap Agreements							$96,578

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MAIN STREET CORE® PORTFOLIO
Summary Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 98.6%

Consumer Discretionary - 9.5%

Best Buy Co Inc †	295,400	$8,303,694
Time Warner Inc	1,544,400	15,536,664
Other Securities		112,358,112

		136,198,470

Consumer Staples - 5.3%

Phillip Morris International Inc	244,400	10,633,844
Safeway Inc	407,000	9,674,390
The Coca-Cola Co	158,400	7,170,768
The Procter & Gamble Co	330,782	20,448,943
Wal-Mart Stores Inc	200,500	11,240,030
Other Securities		17,239,312

		76,407,287

Energy - 19.9%

Anadarko Petroleum Corp	332,500	12,817,875
Apache Corp	201,800	15,040,154
Chevron Corp	427,547	31,625,652
ConocoPhillips	432,851	22,421,682
Exxon Mobil Corp	808,300	64,526,589
Hess Corp	174,000	9,333,360
Marathon Oil Corp	349,825	9,571,212
Murphy Oil Corp	157,000	6,962,950
Noble Corp (Cayman)	303,800	6,710,942
Noble Energy Inc †	135,700	6,679,154
Occidental Petroleum Corp	350,607	21,032,914
Valero Energy Corp	470,200	10,175,128
Other Securities		67,416,191

		284,313,803

Financials - 8.9%

Bank of America Corp	575,323	8,100,548
JPMorgan Chase & Co	341,292	10,760,937
Other Securities		108,486,778

		127,348,263

Health Care - 9.0%

Aetna Inc	457,900	13,050,150
Amgen Inc *	143,900	8,310,225
Eli Lilly & Co	169,800	6,837,846
Johnson & Johnson	368,000	22,017,440
Merck & Co Inc	299,600	9,107,840
Pfizer Inc	1,148,660	20,342,769
WellPoint Inc *	302,400	12,740,112
Other Securities		35,931,242

		128,337,624

Industrials - 14.0%

Caterpillar Inc	213,100	9,519,177
General Electric Co	1,248,716	20,229,199
Northrop Grumman Corp	246,500	11,102,360
Parker-Hannifin Corp	200,600	8,533,524
Other Securities		151,640,957

		201,025,217

Information Technology - 22.7%

Apple Inc *	96,000	8,193,600
Applied Materials Inc	865,600	8,768,528
Cisco Systems Inc *	1,360,600	22,177,780
Hewlett-Packard Co	652,300	23,671,967
Intel Corp	1,587,700	23,275,682
International Business Machines Corp	288,600	24,288,576
Microsoft Corp	1,650,700	32,089,608
Oracle Corp *	780,610	13,840,215
Symantec Corp *	991,700	13,407,784
Texas Instruments Inc	848,000	13,160,960
Xerox Corp	1,128,900	8,997,333
Other Securities		132,906,480

		324,778,513

Materials - 5.4%

Alcoa Inc	703,400	7,920,284
Freeport-McMoRan Copper & Gold Inc †	288,200	7,043,608
Nucor Corp	235,000	10,857,000
Southern Copper Corp †	658,900	10,581,934
The Mosaic Co †	194,740	6,738,004
Other Securities		34,430,814

		77,571,644

Telecommunication Services - 3.3%

AT&T Inc	845,887	24,107,779
Verizon Communications Inc	326,800	11,078,520
Other Securities		11,643,821

		46,830,120

Utilities - 0.6%

Other Securities		8,033,996

Total Common Stocks (Cost $2,005,715,656)		1,410,844,937

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.0%

Time Deposit - 2.0%

State Street Bank & Trust Co 0.050% due 01/02/09	$29,016,000	29,016,000

Total Short-Term Investment (Cost $29,016,000)		29,016,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.6% (Cost $2,034,731,656)		1,439,860,937

	Shares
SECURITIES LENDING COLLATERAL - 11.9%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	175,361,727	169,925,514
The Mellon GSL Reinvestment Trust II 0.000% + ¤	2,437,663	63,379

Total Securities Lending Collateral (Cost $177,799,390)		169,988,893

TOTAL INVESTMENTS - 112.5% (Cost $2,212,531,046)		1,609,849,830

OTHER ASSETS & LIABILITIES, NET - (12.5%)		(178,709,294)

NET ASSETS - 100.0%		$1,431,140,536

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2008

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	22.7%
Energy	19.9%
Industrials	14.0%
Short-Term Investment & Securities Lending Collateral	13.9%
Consumer Discretionary	9.5%
Health Care	9.0%
Financials	8.9%
Materials	5.4%
Consumer Staples	5.3%
Telecommunication Services	3.3%
Utilities	0.6%

112.5%
Other Assets & Liabilities, Net	(12.5%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities, including those listed under Other Securities, with a total aggregate market value of $170,012,163 or 11.9% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $63,379 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent of the net assets individually or in aggregate, respectively, as of December 31, 2008.

(g)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
WARRANTS - 0.0%

India - 0.0%

Trent Ltd Strike @ INR 640.00 Exp. 01/07/10 *	14,582	$7,539

Total Warrants (Cost $0)		7,539

PREFERRED STOCKS - 5.7%

Brazil - 5.7%

All America Latina Logistica SA	1,250,000	5,360,206
Cia de Bebidas das Americas ADR †	55,130	2,442,810
Cia Vale do Rio Doce ADR	1,182,080	12,589,152
Lojas Americanas SA	5,736,028	15,422,339
Net Servicos de Comunicacao SA *	1,174,765	6,694,952
Petroleo Brasileiro SA ADR †	813,800	15,940,959

		58,450,418

Total Preferred Stocks (Cost $114,875,582)		58,450,418

COMMON STOCKS - 89.9%

Argentina - 0.0%

IRSA Inversiones y Representaciones SA GDR * †	69,815	307,186

Bermuda - 0.4%

Credicorp Ltd	65,100	3,252,396
Varitronix International Ltd +	2,289,470	614,980

		3,867,376

Brazil - 5.8%

B2W Cia Global do Varejo	413,000	4,215,009
Banco Itau Holding Financeira SA ADR	263,900	2,953,595
BM&F BOVESPA SA	5,115,443	13,205,390
Diagnosticos da America SA	196,560	1,894,798
Embraer-Empresa Brasileira de Aeronautica SA ADR †	771,813	12,511,089
Natura Cosmeticos SA	2,013,750	16,398,419
Petroleo Brasileiro SA ADR †	313,518	7,678,056

		58,856,356

Cayman - 3.0%

Baidu Inc ADR *	7,800	1,018,446
Focus Media Holding Ltd ADR * †	102,100	928,089
SINA Corp * †	778,500	18,022,275
Tencent Holdings Ltd +	1,588,600	10,322,292

		30,291,102

Chile - 2.6%

Banco Santander Chile SA	252,282,910	8,147,481
Cencosud SA	10,837,041	15,390,554
SACI Falabella SA	1,352,075	3,564,513

		27,102,548

China - 1.4%

China Shenhua Energy Co Ltd ‘H’ +	3,922,000	8,408,214
Shanghai Zhenhua Port Machinery Co Ltd ‘B’ +	4,976,388	3,337,856
Travelsky Technology Ltd ‘H’ +	6,588,000	2,913,963

		14,660,033

Egypt - 4.7%

Commercial International Bank +	1,394,102	9,470,224
Eastern Tobacco Co SAE	82,971	2,709,119
Orascom Construction Industries +	135,500	3,449,519
Orascom Telecom Holding SAE +	5,819,931	32,213,535

		47,842,397

Hong Kong - 9.4%

China Resources Enterprise Ltd +	8,216,000	14,448,307
China Unicom Ltd † +	25,693,000	31,243,194
CNOOC Ltd +	6,760,000	6,429,945
Hang Lung Properties Ltd +	5,099,000	11,195,201
Hong Kong Exchanges & Clearing Ltd +	2,264,000	21,736,514
Television Broadcasts Ltd +	3,267,920	10,713,118

		95,766,279

India - 13.6%

ABB Ltd / India +	211,721	1,989,470
Divi’s Laboratories Ltd +	316,921	8,787,457
HCL Technologies Ltd +	207,207	492,728
HDFC Bank Ltd ADR †	362,842	25,899,662
Hindustan Unilever Ltd +	1,851,800	9,574,305
Housing Development Finance Corp +	467,160	14,295,977
Infosys Technologies Ltd +	2,161,944	50,105,573
Infosys Technologies Ltd ADR †	60,600	1,488,942
ITC Ltd +	1,685,220	5,961,185
Rico Auto Industries Ltd +	81,300	19,243
Tata Consultancy Services Ltd +	1,004,720	9,919,260
Zee Entertainment Enterprises Ltd +	3,460,168	9,982,617

		138,516,419

Indonesia - 3.5%

P.T. Astra International Tbk +	5,728,770	5,630,260
P.T. Bank Central Asia Tbk +	21,465,400	6,490,985
P.T. Gudang Garam Tbk +	6,545,405	2,578,217
P.T. Telekomunikasi Indonesia Tbk +	31,444,353	20,096,784
P.T. Unilever Indonesia Tbk +	998,500	723,266

		35,519,512

Luxembourg - 0.8%

Oriflame Cosmetics SA SDR † +	175,200	5,117,855
Tenaris SA ADR †	147,000	3,084,060

		8,201,915

Mexico - 9.1%

America Movil SAB de CV ‘L’ ADR	373,730	11,581,893
Corporacion GEO SAB de CV ‘B’ *	1,492,660	1,681,445
Corporacion Interamericana de
Entretenimiento SAB de CV ‘B’ * ж	1,027,123	700,893
Fomento Economico Mexicano SAB de CV	5,173,300	15,465,546
Fomento Economico Mexicano SAB de CV ADR	257,530	7,759,379
Grupo Financiero Banorte SAB de CV ‘O’	6,914,160	12,481,785
Grupo Televisa SA ADR	1,697,600	25,362,144
SARE Holding SAB de CV ‘B’ *	7,403,339	1,571,709
Wal-Mart de Mexico SAB de CV ‘V’	5,993,383	16,012,938

		92,617,732

Norway - 0.4%

Det Norske Oljeselskap International ASA * † +	5,450,320	3,601,533

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Philippines - 2.2%

Jollibee Foods Corp +	5,638,958	$5,032,653
SM Prime Holdings Inc +	107,205,520	17,367,955

		22,400,608

Portugal - 0.5%

Jeronimo Martins Sociedade Gestora de Participacoes Sociais SA +	1,017,705	5,652,360

Russia - 3.5%

MMC Norilsk Nickel JSC ADR †	360,700	2,272,410
Magnit OAO * +	553,943	8,912,264
NovaTek OAO GDR ~	272,266	5,213,894
OAO Gazprom ADR +	1,362,100	19,624,178

		36,022,746

South Africa - 4.0%

Adcock Ingram Holdings Ltd *	291,472	1,229,574
Anglo Platinum Ltd +	198,060	11,184,546
Impala Platinum Holdings Ltd +	557,825	8,220,802
Standard Bank Group Ltd +	1,522,763	13,739,279
Tiger Brands Ltd +	413,172	6,395,893

		40,770,094

South Korea - 4.5%

Amorepacific Corp * +	5,802	3,034,153
GS Engineering & Construction Corp * +	50,385	2,389,849
Hyundai Development Co * +	121,043	3,204,744
Hyundai Engineering & Construction Co Ltd * +	207,812	9,649,524
NHN Corp * +	136,268	14,405,478
Shinsegae Co Ltd * +	35,405	13,755,253

		46,439,001

Taiwan - 9.6%

MediaTek Inc +	4,314,254	29,179,494
President Chain Store Corp +	2,566,261	6,163,413
Realtek Semiconductor Corp +	4,075,580	3,957,486
Synnex Technology International Corp +	3,925,366	4,093,600
Taiwan Semiconductor Manufacturing Co Ltd +	38,254,000	52,196,818
Yuanta Financial Holding Co Ltd +	4,374,000	1,991,515

		97,582,326

Thailand - 0.1%

Kiatnakin Bank PCL +	3,888,300	1,147,574

Turkey - 6.8%

Aksigorta AS +	1,270,172	2,390,640
Anadolu Efes Biracilik Ve Malt Sanayii AS +	964,388	6,476,077
BIM Birlesik Magazalar AS +	308,165	6,481,456
Enka Insaat ve Sanayi AS +	839,672	2,863,593
Ford Otomotiv Sanayi AS +	635,592	1,796,389
Haci Omer Sabanci Holding AS +	3,454,233	7,947,356
Turkcell Iletisim Hizmetleri AS +	3,745,100	21,652,183
Yapi ve Kredi Bankasi AS * +	14,761,358	20,367,011

		69,974,705

United Kingdom - 4.0%

HSBC Holdings PLC (HSI) +	1,742,376	17,291,668
SABMiller PLC +	1,428,280	23,984,902

		41,276,570

Total Common Stocks (Cost $1,371,014,687)		918,416,372

	Principal
	Amount
CORPORATE BONDS & NOTES - 0.0%

Brazil - 0.0%

Cia Vale do Rio Doce
0.000% due 09/29/49	$25,780	21,004

India - 0.0%

Trent Ltd
2.000% due 07/07/10 ж	INR 1,458,200	143,066

Total Corporate Bonds & Notes (Cost $0)		164,070

SHORT-TERM INVESTMENT - 4.2%

Time Deposit - 4.2%

State Street Bank & Trust Co
0.050% due 01/02/09	$43,004,000	43,004,000

Total Short-Term Investment (Cost $43,004,000)		43,004,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.8% (Cost $1,528,894,269)		1,020,042,399

	Shares
SECURITIES LENDING COLLATERAL - 5.6%

The Mellon GSL DBT II Collateral Fund
1.670% + Δ	58,610,543	56,793,616
The Mellon GSL Reinvestment Trust II
0.000% + ¤	1,313,592	34,153

Total Securities Lending Collateral (Cost $59,924,135)		56,827,769

TOTAL INVESTMENTS - 105.4% (Cost $1,588,818,404)		1,076,870,168

OTHER ASSETS & LIABILITIES, NET - (5.4%)		(55,155,486)

NET ASSETS - 100.0%		$1,021,714,682

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.7%
Information Technology	19.4%
Consumer Staples	17.7%
Telecommunication Services	11.4%
Consumer Discretionary	10.6%
Short-Term Investment & Securities Lending Collateral	9.8%
Energy	6.9%
Industrials	4.4%
Materials	3.3%
Health Care	1.2%

105.4%
Other Assets & Liabilities, Net	(5.4%)

100.0%

(b)	As of December 31, 2008, the portfolio was diversified by geographical region as a percentage of net assets as follows:

India	13.6%
Brazil	11.5%
United States	9.8%
Taiwan	9.6%
Hong Kong	9.4%
Mexico	9.1%
Turkey	6.8%
Egypt	4.7%
South Korea	4.5%
South Africa	4.0%
United Kingdom	4.0%
Indonesia	3.5%
Russia	3.5%
Cayman	3.0%
Chile	2.6%
Philippines	2.2%
China	1.4%
Luxembourg	0.8%
Portugal	0.5%
Bermuda	0.4%
Norway	0.4%
Thailand	0.1%
Argentina	0.0%

105.4%
Other Assets & Liabilities, Net	(5.4%)

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $731,241,452 or 71.6% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $34,153 or less than 0.1% of the net assets were in default as of December 31, 2008.

(f)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 100.1%

Certificates of Deposit - 0.2%

Bank of America Corp NA
1.449% due 06/12/09 §	$2,625,000	$2,621,720

Commercial Paper - 86.3%

Air Products & Chemicals Inc
0.100% due 01/08/09	2,000,000	1,999,961
Alcon Capital Corp
2.500% due 02/18/09	5,000,000	4,983,333
AT&T Inc
0.450% due 01/20/09	4,500,000	4,498,931
1.250% due 02/11/09	26,000,000	25,962,986
2.200% due 01/22/09	8,500,000	8,489,092
2.200% due 01/23/09	20,000,000	19,973,111
2.400% due 01/23/09	15,000,000	14,978,000
BASF SE (Germany)
2.000% due 02/23/09	20,500,000	20,439,639
2.050% due 02/27/09	15,000,000	14,951,312
2.480% due 01/29/09	12,500,000	12,475,889
3.040% due 01/29/09	12,000,000	11,971,627
3.050% due 02/12/09	10,000,000	9,964,417
BP Capital Markets PLC (United Kingdom)
0.650% due 03/11/09	9,000,000	8,988,788
Colgate-Palmolive Co
0.030% due 01/16/09	6,000,000	5,999,925
ConocoPhillips
0.250% due 01/12/09	15,000,000	14,998,854
0.750% due 01/06/09	15,000,000	14,998,438
ConocoPhillips Qatar Funding Ltd (Cayman)
0.900% due 02/10/09	9,000,000	8,991,000
1.050% due 02/26/09	14,000,000	13,977,133
1.500% due 01/14/09	5,362,000	5,359,096
1.950% due 01/28/09	19,000,000	18,972,213
Danaher Corp
1.250% due 01/22/09	24,000,000	23,982,500
E.I. du Pont de Nemours & Co
2.250% due 01/21/09	35,000,000	34,956,250
E.ON AG (Germany)
0.950% due 01/22/09	50,500,000	50,472,015
2.300% due 01/08/09	30,000,000	29,986,583
Eaton Corp
2.600% due 01/30/09	15,000,000	14,968,583
2.750% due 01/30/09	19,000,000	18,957,910
Ecolab Inc
0.100% due 01/02/09	2,000,000	1,999,994
1.500% due 01/07/09	16,000,000	15,996,000
1.550% due 01/27/09	24,250,000	24,222,853
Electricite de France (France)
1.000% due 03/13/09	25,000,000	24,950,694
Emerson Electric Co
0.600% due 02/05/09	28,000,000	27,983,667
Hewlett-Packard Co
0.800% due 01/02/09	16,250,000	16,249,639
1.800% due 03/02/09	16,000,000	15,952,000
2.000% due 02/03/09	8,100,000	8,085,150
2.100% due 01/06/09	30,000,000	29,991,250
Honeywell International Inc
0.650% due 03/12/09	19,500,000	19,475,354
1.100% due 03/05/09	24,250,000	24,203,319
Illinois Tool Works Inc
1.150% due 02/02/09	25,000,000	24,974,444
1.500% due 02/02/09	10,000,000	9,986,667
L’Oreal USA Inc
1.150% due 01/07/09	6,321,000	6,319,788
1.400% due 01/07/09	8,000,000	7,998,133
1.450% due 01/07/09	8,500,000	8,497,946
Medtronic Inc
1.450% due 03/03/09	29,500,000	29,427,520
1.500% due 03/03/09	14,000,000	13,964,417
Merrill Lynch & Co
0.100% due 01/05/09	3,000,000	2,999,967
National Rural Utilities Cooperative
Finance Corp
3.000% due 01/14/09	39,000,000	38,957,750
Nestle Capital Corp
1.030% due 02/20/09	19,000,000	18,972,819
1.100% due 03/23/09	31,000,000	30,923,275
2.200% due 03/04/09	2,500,000	2,490,528
Nokia OYJ (Finland)
1.150% due 03/02/09	20,000,000	19,961,667
1.800% due 03/02/09	10,000,000	9,970,000
2.050% due 02/10/09	7,000,000	6,984,056
2.150% due 02/10/09	11,500,000	11,472,528
2.800% due 01/15/09	18,000,000	17,980,400
NSTAR
1.150% due 01/28/09	22,500,000	22,480,594
1.200% due 01/05/09	11,000,000	10,998,533
NSTAR Electric Co
0.100% due 01/13/09	6,500,000	6,499,783
Parker-Hannifin Corp
0.650% due 02/04/09	15,047,000	15,037,763
0.900% due 01/29/09	15,000,000	14,989,500
1.100% due 01/07/09	9,000,000	8,998,350
1.150% due 01/07/09	13,794,000	13,791,356
1.250% due 01/07/09	10,000,000	9,997,917
Pfizer Inc
1.200% due 03/17/09	11,250,000	11,221,875
Philip Morris International Inc
0.600% due 02/06/09	27,900,000	27,883,260
1.400% due 02/05/09	10,000,000	9,986,389
Pitney Bowes Inc
1.200% due 02/04/09	10,000,000	9,988,667
1.300% due 02/04/09	7,500,000	7,490,792
1.600% due 01/20/09	17,700,000	17,685,053
2.200% due 01/12/09	19,000,000	18,987,228
2.250% due 01/09/09	19,500,000	19,490,250
Praxair Inc
0.500% due 04/21/09	34,700,000	34,646,986
Procter & Gamble International Funding SCA
1.900% due 02/20/09	15,000,000	14,960,417
The Coca-Cola Co
2.200% due 01/20/09	25,000,000	24,970,972
2.400% due 01/05/09	46,000,000	45,987,733
The Procter & Gamble Co
1.400% due 03/03/09	9,250,000	9,228,057
1.650% due 02/03/09	14,323,000	14,301,336
1.850% due 01/13/09	24,500,000	24,484,892
The Stanley Works
2.750% due 01/12/09	11,820,000	11,810,068
The Walt Disney Co
1.100% due 02/05/09	11,500,000	11,487,701
Toyota Motor Credit Corp
2.650% due 02/27/09	18,000,000	17,924,475
3.470% due 03/02/09	32,000,000	31,814,933
Unilever Capital Corp
0.600% due 05/12/09	6,750,000	6,735,263
1.200% due 03/04/09	9,500,000	9,480,367
1.300% due 03/04/09	34,500,000	34,422,758
1.300% due 03/10/09	10,000,000	9,975,444
2.750% due 02/13/09	17,500,000	17,442,517

		1,432,490,640

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Corporate Notes - 10.3%

American Honda Finance Corp
1.596% due 03/25/09 ~ §	$20,000,000	$20,000,000
2.144% due 05/14/09 ~ §	2,500,000	2,499,194
2.246% due 03/09/09 ~ §	5,800,000	5,800,000
Caterpillar Financial Services Corp
2.259% due 03/10/09 §	390,000	389,879
3.450% due 01/15/09	1,360,000	1,360,293
4.350% due 03/04/09	1,000,000	1,002,400
Chase Manhattan Corp
6.500% due 01/15/09	1,767,000	1,769,169
Cisco Systems Inc
2.233% due 02/20/09 §	6,570,000	6,569,950
General Electric Capital Corp
3.125% due 04/01/09	2,000,000	2,002,438
Honeywell International Inc
2.056% due 03/13/09 §	1,300,000	1,299,979
IBM International Group Capital LLC
2.225% due 02/13/09 §	29,775,000	29,755,163
3.848% due 07/29/09 §	19,250,000	19,286,818
JPMorgan & Co Inc
6.000% due 01/15/09	4,000,000	4,003,799
MassMutual Global Funding II
1.828% due 03/19/09 ~ §	10,000,000	10,002,129
Pepsi Bottling Holdings Inc
5.625% due 02/17/09 ~	12,500,000	12,539,867
Procter & Gamble International Funding SCA
2.309% due 02/19/09 §	4,800,000	4,800,000
5.300% due 07/06/09 ~	6,500,000	6,574,650
Toyota Motor Credit Corp
1.489% due 01/12/09 §	3,500,000	3,500,000
Wal-Mart Stores Inc
6.875% due 08/10/09	18,424,000	18,865,786
Wells Fargo Bank NA
0.621% due 05/28/09 §	19,000,000	19,000,000

		171,021,514

U.S. Government Agency Issue - 2.0%

Federal Home Loan Bank
2.520% due 04/21/09	33,500,000	33,500,000

Time Deposit - 1.3%

State Street Bank & Trust Co
0.050% due 01/02/09	21,561,000	21,561,000

Total Short-Term Investments (Amortized Cost $1,661,194,874)		1,661,194,874

TOTAL INVESTMENTS - 100.1% (Amortized Cost $1,661,194,874)		1,661,194,874

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(2,271,681)

NET ASSETS - 100.0%		$1,658,923,193

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	86.3%
Corporate Notes	10.3%
U.S. Government Agency Issue	2.0%
Time Deposit	1.3%
Certificates of Deposit	0.2%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	As of December 31, 2008, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA / U.S. Government & Agency Issues	4.2%
A-1 (Short-Term Debt only)	92.7%
AA	2.5%
A	0.6%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
PREFERRED STOCKS - 0.4%

Financials - 0.4%

Preferred Blocker Inc * ~	2,091	$876,913
Sovereign REIT ~ ж	2,200	1,831,500

		2,708,413

Total Preferred Stocks (Cost $2,835,148)		2,708,413

CONVERTIBLE PREFERRED STOCKS - 0.0%

Consumer Discretionary - 0.0%

General Motors Corp 1.500%	5,000	41,719

Total Convertible Preferred Stocks (Cost $125,000)		41,719

EXCHANGE-TRADED FUND - 0.8%

SPDR Barclays Capital High Yield Bond	168,957	5,404,934

Total Exchange-Traded Fund (Cost $5,052,203)		5,404,934

	Principal
	Amount
CORPORATE BONDS & NOTES - 85.2%

Consumer Discretionary - 11.7%

AMC Entertainment Inc
8.000% due 03/01/14	$2,000,000	1,240,000
ARAMARK Corp
8.500% due 02/01/15 †	2,000,000	1,820,000
AutoNation Inc
6.753% due 04/15/13 §	500,000	345,000
7.000% due 04/15/14 †	500,000	367,500
Cablemas SA de CV (Mexico)
9.375% due 11/15/15 ~	1,000,000	845,000
Cablevision Systems Corp
8.000% due 04/15/12	1,000,000	895,000
8.334% due 04/01/09 §	3,500,000	3,508,750
Caesars Entertainment Inc
8.125% due 05/15/11	1,000,000	495,000
CanWest MediaWorks LP (Canada)
9.250% due 08/01/15 ~	1,000,000	385,000
CCO Holdings LLC
8.750% due 11/15/13	1,000,000	635,000
Cengage Learning Acquisitions Inc
10.500% due 01/15/15 ~	1,000,000	415,000
Charter Communications Holdings II LLC
10.250% due 09/15/10	4,000,000	1,860,000
Charter Communications Operating LLC
8.000% due 04/30/12 ~	2,000,000	1,650,000
10.875% due 09/15/14 ~	1,500,000	1,207,500
Clear Channel Communications Inc
4.250% due 05/15/09	4,000,000	3,540,000
5.500% due 09/15/14	500,000	62,500
6.250% due 03/15/11	500,000	152,500
Cox Communications Inc
4.625% due 01/15/10 †	2,100,000	2,032,489
7.750% due 11/01/10	2,000,000	1,963,844
Cox Enterprises Inc
7.375% due 06/15/09 ~	200,000	197,181
Dex Media West LLC
9.875% due 08/15/13	2,418,000	580,320
DIRECTV Holdings LLC
6.375% due 06/15/15	4,000,000	3,710,000
7.625% due 05/15/16	3,000,000	2,925,000
8.375% due 03/15/13	1,304,000	1,304,000
General Motors Corp
8.250% due 07/15/23 †	3,000,000	510,000
8.800% due 03/01/21	2,500,000	425,000
Harrah’s Operating Co Inc
5.375% due 12/15/13	1,500,000	341,250
10.000% due 12/15/18 ~	864,000	319,680
10.750% due 02/01/16 ~	7,551,000	2,189,790
Herbst Gaming Inc
8.125% due 06/01/12 ¤	500,000	4,375
Idearc Inc
8.000% due 11/15/16	1,000,000	80,000
Jarden Corp
7.500% due 05/01/17 †	1,500,000	1,031,250
Kabel Deutschland GmbH (Germany)
10.625% due 07/01/14	3,000,000	2,685,000
Lamar Media Corp
6.625% due 08/15/15	1,000,000	727,500
Levi Strauss & Co
8.875% due 04/01/16	1,000,000	685,000
Local TV Finance LLC
9.250% due 06/15/15 ~	1,000,000	225,000
Mandalay Resort Group
6.500% due 07/31/09	1,500,000	1,462,500
Marquee Holdings Inc
12.000% due 08/15/14	1,000,000	515,000
Mashantucket Western Pequot Tribe
8.500% due 11/15/15 ~	745,000	312,900
Mediacom Broadband LLC
8.500% due 10/15/15 †	1,000,000	656,250
Mediacom LLC
9.500% due 01/15/13	1,250,000	950,000
Medianews Group Inc
6.875% due 10/01/13	2,500,000	171,875
MGM MIRAGE
6.000% due 10/01/09	500,000	480,000
6.625% due 07/15/15 †	1,000,000	615,000
6.750% due 09/01/12 †	1,500,000	1,057,500
6.875% due 04/01/16	1,000,000	637,500
7.500% due 06/01/16 †	3,000,000	1,916,250
13.000% due 11/15/13 ~	1,000,000	957,500
Michaels Stores Inc
10.000% due 11/01/14 †	1,000,000	460,000
11.375% due 11/01/16 †	1,000,000	330,000
Mohegan Tribal Gaming Authority
7.125% due 08/15/14 †	1,000,000	510,000
Morris Publishing Group LLC
7.000% due 08/01/13	2,000,000	190,000
Nebraska Book Co Inc
8.625% due 03/15/12	2,000,000	910,000
Nielsen Finance LLC
0.000% due 08/01/16 §	1,500,000	551,250
10.000% due 08/01/14	2,000,000	1,610,000
NPC International Inc
9.500% due 05/01/14 †	1,000,000	730,000
Penske Auto Group Inc
7.750% due 12/15/16	2,000,000	940,000
Quebecor Media Inc (Canada)
7.750% due 03/15/16	1,000,000	680,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
R.H. Donnelley Corp
6.875% due 01/15/13	$1,100,000	$154,000
8.875% due 01/15/16	1,500,000	232,500
8.875% due 10/15/17	61,000	9,455
R.H. Donnelley Inc
11.750% due 05/15/15 ~	1,532,000	383,000
Royal Caribbean Cruises Ltd (Liberia)
7.000% due 06/15/13 †	1,500,000	862,500
8.750% due 02/02/11 †	3,000,000	2,325,000
Service Corp International
7.375% due 10/01/14 †	500,000	427,500
Sirius XM Radio Inc
9.625% due 08/01/13	2,000,000	382,500
Six Flags Operations Inc
12.250% due 07/15/16 ~	1,900,000	750,500
Station Casinos Inc
6.875% due 03/01/16	2,500,000	156,250
Tenneco Inc
8.125% due 11/15/15 †	1,000,000	465,000
8.625% due 11/15/14 †	1,000,000	385,000
The Neiman-Marcus Group Inc
9.000% due 10/15/15	1,500,000	667,500
Time Warner Cable Inc
8.250% due 02/14/14 †	1,000,000	1,015,510
Travelport LLC
9.875% due 09/01/14 †	2,000,000	760,000
TRW Automotive Inc
7.000% due 03/15/14 † ~	3,000,000	1,605,000
United Components Inc
9.375% due 06/15/13	1,500,000	637,500
Universal City Florida Holding Co I/II
7.943% due 05/01/10 † §	2,000,000	870,000
8.375% due 05/01/10	1,500,000	690,000
Univision Communications Inc
9.750% due 03/15/15 ~	2,500,000	325,000
USI Holdings Corp
6.024% due 11/15/14 ~ §	1,000,000	411,250
Valassis Communications Inc
8.250% due 03/01/15 †	1,000,000	265,000
Videotron Ltee (Canada)
6.375% due 12/15/15	500,000	395,000
6.875% due 01/15/14	3,000,000	2,670,000
Virgin Media Finance PLC (United Kingdom)
9.125% due 08/15/16	2,000,000	1,490,000
XM Satellite Radio Holdings Inc
13.000% due 08/01/13 ~	1,000,000	235,000

		76,573,919

Consumer Staples - 4.1%

Constellation Brands Inc
7.250% due 09/01/16	3,250,000	3,087,500
7.250% due 05/15/17	2,000,000	1,900,000
Couche-Tard U.S. LP
7.500% due 12/15/13	1,500,000	1,192,500
Dean Foods Co
7.000% due 06/01/16 †	1,000,000	855,000
Dole Food Co Inc
7.250% due 06/15/10	1,000,000	702,500
8.625% due 05/01/09	1,000,000	910,000
8.750% due 07/15/13 †	500,000	297,500
8.875% due 03/15/11 †	356,000	224,280
Ingles Markets Inc
8.875% due 12/01/11	3,500,000	3,062,500
New Albertsons Inc
6.950% due 08/01/09 †	2,250,000	2,210,625
Rite Aid Corp
9.500% due 06/15/17	1,000,000	352,500
10.375% due 07/15/16 †	2,000,000	1,480,000
Safeway Inc
6.250% due 03/15/14	500,000	503,143
Smithfield Foods Inc
7.000% due 08/01/11 †	2,000,000	1,430,000
Stater Brothers Holdings Inc
7.750% due 04/15/15	2,500,000	2,112,500
8.125% due 06/15/12	1,000,000	910,000
SUPERVALU Inc
7.500% due 05/15/12	1,500,000	1,327,500
7.500% due 11/15/14	3,000,000	2,475,000
7.875% due 08/01/09	1,750,000	1,715,000

		26,748,048

Energy - 10.0%

Chaparral Energy Inc
8.875% due 02/01/17	1,000,000	205,000
Chesapeake Energy Corp
6.375% due 06/15/15 †	1,000,000	795,000
6.875% due 01/15/16	2,750,000	2,213,750
7.000% due 08/15/14	3,000,000	2,505,000
Cie Generale de Geophysique-Veritas (France)
7.500% due 05/15/15	2,500,000	1,562,500
Complete Production Services Inc
8.000% due 12/15/16	2,000,000	1,270,000
Denbury Resources Inc
7.500% due 12/15/15	2,000,000	1,430,000
El Paso Corp
6.750% due 05/15/09 †	3,000,000	2,972,139
6.875% due 06/15/14	1,000,000	812,315
7.250% due 06/01/18	1,000,000	798,672
7.750% due 06/15/10	1,000,000	931,971
El Paso Performance-Linked Trust
7.750% due 07/15/11 ~	3,000,000	2,612,250
Encore Acquisition Co
7.250% due 12/01/17	2,000,000	1,300,000
Forest Oil Corp
7.250% due 06/15/19 †	2,000,000	1,470,000
7.250% due 06/15/19 ~	1,000,000	735,000
GulfMark Offshore Inc
7.750% due 07/15/14	1,000,000	715,000
Inergy LP
6.875% due 12/15/14	2,000,000	1,570,000
8.250% due 03/01/16	1,000,000	785,000
Key Energy Services Inc
8.375% due 12/01/14	1,500,000	997,500
Kinder Morgan Energy Partners LP
9.000% due 02/01/19	2,000,000	2,090,128
Kinder Morgan Finance Co (Canada)
5.700% due 01/05/16	5,000,000	3,750,000
OPTI Canada Inc (Canada)
7.875% due 12/15/14	2,500,000	1,287,500
Peabody Energy Corp
6.875% due 03/15/13 †	2,349,000	2,237,423
7.375% due 11/01/16	1,000,000	945,000
Petrohawk Energy Corp
7.875% due 06/01/15 ~	1,000,000	745,000
9.125% due 07/15/13	3,000,000	2,445,000
Petroplus Finance Ltd (Bermuda)
6.750% due 05/01/14 † ~	2,000,000	1,280,000
7.000% due 05/01/17 ~	1,500,000	922,500
Plains Exploration & Production Co
7.625% due 06/01/18	500,000	345,000
7.750% due 06/15/15	1,500,000	1,140,000
Pride International Inc
7.375% due 07/15/14 †	3,500,000	3,272,500
Quicksilver Resources Inc
7.125% due 04/01/16	2,500,000	1,350,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Range Resources Corp
7.250% due 05/01/18	$500,000	$420,000
7.500% due 05/15/16	3,000,000	2,617,500
Sabine Pass LNG LP
7.500% due 11/30/16	2,000,000	1,450,000
SandRidge Energy Inc
8.000% due 06/01/18 ~	500,000	280,000
8.625% due 04/01/15	5,000,000	2,650,000
SemGroup LP
8.750% due 11/15/15 ~ ¤	3,000,000	120,000
Southern Star Central Corp
6.750% due 03/01/16	1,500,000	1,252,500
The Williams Cos Inc
5.883% due 10/01/10 ~ §	5,140,000	4,535,094
TNK-BP Finance SA (Luxembourg)
7.500% due 03/13/13 ~	1,500,000	937,500
7.500% due 07/18/16 ~	1,000,000	525,000
Whiting Petroleum Corp
7.000% due 02/01/14	2,000,000	1,420,000
7.250% due 05/01/12	1,000,000	750,000
Williams Partners LP
7.250% due 02/01/17	1,000,000	791,121

		65,239,863

Financials - 7.7%

Arch Western Finance LLC
6.750% due 07/01/13	3,000,000	2,625,000
CCM Merger Inc
8.000% due 08/01/13 ~	2,000,000	1,040,000
Chukchansi Economic Development Authority
6.095% due 11/15/12 ~ §	1,000,000	502,500
First Data Corp
9.875% due 09/24/15 †	3,000,000	1,830,000
Ford Motor Credit Co LLC
5.800% due 01/12/09	4,750,000	4,736,562
7.246% due 06/15/11 §	3,845,000	2,542,506
7.569% due 01/13/12 §	3,000,000	1,953,750
9.750% due 09/15/10	3,500,000	2,800,973
9.875% due 08/10/11 †	4,000,000	2,952,404
General Motors Acceptance Corp LLC
3.399% due 05/15/09 §	1,500,000	1,434,375
5.850% due 01/14/09	2,500,000	2,483,720
6.500% due 10/15/09	966,000	789,033
6.625% due 05/15/12 ~	633,000	492,651
6.875% due 09/15/11	6,332,000	5,187,554
7.000% due 02/01/12	2,000,000	1,581,456
7.750% due 01/19/10	2,500,000	2,230,225
8.000% due 11/01/31 ~	2,456,000	1,459,822
Host Hotels & Resorts LP
7.000% due 08/15/12 †	2,000,000	1,705,000
7.125% due 11/01/13	2,000,000	1,620,000
HUB International Holdings Inc
10.250% due 06/15/15 ~	2,000,000	892,500
KAR Holdings Inc
8.750% due 05/01/14	1,250,000	556,250
Momentive Performance Materials Inc
9.750% due 12/01/14	1,000,000	430,000
11.500% due 12/01/16	1,000,000	300,000
Nuveen Investments Inc
10.500% due 11/15/15 ~	2,500,000	565,625
Rouse Co LP
6.750% due 05/01/13 ~	3,000,000	1,095,000
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland)
7.700% due 08/07/13 ~	1,000,000	738,641
Ventas Realty LP
6.625% due 10/15/14 †	1,250,000	956,250
6.750% due 04/01/17	2,000,000	1,530,000
8.750% due 05/01/09	1,000,000	990,000
9.000% due 05/01/12	2,000,000	1,790,000
Washington Mutual Bank
5.125% due 01/15/15	2,000,000	1,400

		49,813,197

Health Care - 8.2%

Alliance Imaging Inc
7.250% due 12/15/12	2,000,000	1,710,000
Bausch & Lomb Inc
9.875% due 11/01/15 † ~	4,000,000	3,010,000
Biomet Inc
10.000% due 10/15/17	2,000,000	1,930,000
Catalent Pharma Solutions Inc
9.500% due 04/15/15 †	3,000,000	1,155,000
Community Health Systems Inc
8.875% due 07/15/15 †	5,750,000	5,318,750
DJO Finance LLC
10.875% due 11/15/14	1,000,000	725,000
Elan Finance PLC (Ireland)
6.149% due 11/15/11 §	1,000,000	550,000
8.875% due 12/01/13	1,000,000	525,000
Fresenius Medical Care Capital Trust
7.875% due 06/15/11	2,500,000	2,387,500
HCA Inc
6.750% due 07/15/13	1,000,000	635,000
7.875% due 02/01/11	2,000,000	1,770,000
9.125% due 11/15/14 †	4,500,000	4,185,000
9.250% due 11/15/16	8,250,000	7,590,000
HealthSouth Corp
10.750% due 06/15/16	4,500,000	4,151,250
IASIS Healthcare LLC
8.750% due 06/15/14	2,000,000	1,560,000
Multiplan Inc
10.375% due 04/15/16 ~	1,500,000	1,218,750
Omnicare Inc
6.750% due 12/15/13 †	1,000,000	855,000
6.875% due 12/15/15 †	1,500,000	1,237,500
Psychiatric Solutions Inc
7.750% due 07/15/15	1,750,000	1,295,000
Select Medical Corp
7.625% due 02/01/15	3,000,000	1,605,000
Sun Healthcare Group Inc
9.125% due 04/15/15	1,500,000	1,320,000
Tenet Healthcare Corp
6.500% due 06/01/12	6,500,000	4,972,500
7.375% due 02/01/13	1,000,000	717,500
9.875% due 07/01/14 †	1,000,000	810,000
Vanguard Health Holding Co II LLC
9.000% due 10/01/14 †	2,500,000	2,100,000

		53,333,750

Industrials - 10.9%

Alliant Techsystems Inc
6.750% due 04/01/16 †	2,000,000	1,810,000
Allied Waste North America Inc
5.750% due 02/15/11	1,000,000	937,952
6.500% due 11/15/10	10,800,000	10,426,514
6.875% due 06/01/17 †	2,000,000	1,862,882
7.125% due 05/15/16	1,000,000	911,262
7.250% due 03/15/15 †	3,000,000	2,793,381
7.875% due 04/15/13	1,000,000	950,844
Ashtead Capital Inc
9.000% due 08/15/16 ~	2,000,000	1,040,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Avis Budget Car Rental LLC
4.649% due 05/15/14 §	$1,000,000	$255,000
7.625% due 05/15/14 †	1,500,000	442,500
Bombardier Inc (Canada)
6.750% due 05/01/12 ~	1,500,000	1,338,750
8.000% due 11/15/14 ~	1,000,000	885,000
Continental Airlines Inc
8.750% due 12/01/11	2,000,000	1,185,000
Corrections Corp of America
7.500% due 05/01/11 †	3,000,000	2,985,000
CSC Holdings Inc
6.750% due 04/15/12 †	3,000,000	2,760,000
7.625% due 04/01/11 †	4,000,000	3,790,000
8.125% due 08/15/09	2,500,000	2,493,750
DRS Technologies Inc
6.875% due 11/01/13	1,000,000	996,012
7.625% due 02/01/18	1,000,000	1,005,000
FTI Consulting Inc
7.625% due 06/15/13	1,000,000	871,250
7.750% due 10/01/16	1,000,000	827,500
Grupo Transportation Ferroviaria
Mexicana SA de CV (Mexico)
9.375% due 05/01/12	2,000,000	1,840,000
Hawker Beechcraft Acquisition Co LLC
8.500% due 04/01/15 †	1,500,000	622,500
Kansas City Southern de
Mexico SA de CV (Mexico)
7.625% due 12/01/13	2,000,000	1,650,000
L-3 Communications Corp
6.125% due 07/15/13	2,000,000	1,850,000
6.375% due 10/15/15	2,000,000	1,880,000
7.625% due 06/15/12	3,750,000	3,675,000
Mobile Mini Inc
6.875% due 05/01/15	1,500,000	1,027,500
9.750% due 08/01/14	1,000,000	715,000
Navios Maritime Holdings Inc
9.500% due 12/15/14	1,000,000	560,000
RBS Global & Rexnord Corp
9.500% due 08/01/14	1,500,000	1,125,000
RSC Equipment Rental Inc
9.500% due 12/01/14 †	2,000,000	1,110,000
Terex Corp
7.375% due 01/15/14	2,500,000	2,187,500
8.000% due 11/15/17 †	1,000,000	855,000
The Geo Group Inc
8.250% due 07/15/13	2,500,000	2,218,750
The Hertz Corp
8.875% due 01/01/14 †	2,000,000	1,240,000
10.500% due 01/01/16 †	500,000	230,625
The Manitowoc Co Inc
7.125% due 11/01/13	1,000,000	765,000
TransDigm Inc
7.750% due 07/15/14	2,650,000	2,186,250
United Rentals North America Inc
6.500% due 02/15/12 †	2,000,000	1,590,000
7.750% due 11/15/13 †	1,500,000	975,000
WESCO Distribution Inc
7.500% due 10/15/17 †	2,500,000	1,646,875

		70,517,597

Information Technology - 4.6%

Alion Science & Technology Corp
10.250% due 02/01/15	1,000,000	456,250
Celestica Inc (Canada)
7.625% due 07/01/13	3,000,000	2,475,000
Computer Sciences Corp
6.250% due 03/15/09	2,000,000	1,993,512
Dycom Investments Inc
8.125% due 10/15/15	2,000,000	1,420,000
EchoStar DBS Corp
6.375% due 10/01/11	4,000,000	3,730,000
6.625% due 10/01/14	1,500,000	1,256,250
7.125% due 02/01/16	2,000,000	1,680,000
7.750% due 05/31/15	3,000,000	2,565,000
Freescale Semiconductor Inc
5.871% due 12/15/14 §	750,000	258,750
9.125% due 12/15/14	3,000,000	705,000
Jabil Circuit Inc
8.250% due 03/15/18	1,750,000	1,120,000
Lender Processing Services Inc
8.125% due 07/01/16	2,000,000	1,792,500
Nortel Networks Ltd (Canada)
9.003% due 07/15/11 §	2,000,000	510,000
NXP BV (Netherlands)
7.503% due 10/15/13 §	2,000,000	672,500
Open Solutions Inc
9.750% due 02/01/15 ~	1,000,000	155,000
Sanmina-SCI Corp
6.750% due 03/01/13 †	900,000	391,500
Spansion Inc
5.328% due 06/01/13 ~ §	2,000,000	370,000
SunGard Data Systems Inc
3.750% due 01/15/09	3,000,000	2,992,500
9.125% due 08/15/13	4,000,000	3,480,000
10.250% due 08/15/15	1,500,000	997,500
10.625% due 05/15/15 ~	1,500,000	1,290,000

		30,311,262

Materials - 6.3%

Abitibi-Consolidated of Canada (Canada)
7.750% due 06/15/11 †	1,000,000	95,000
Airgas Inc
7.125% due 10/01/18 ~	1,250,000	1,071,875
Aleris International Inc
9.000% due 12/15/14	1,000,000	65,000
10.000% due 12/15/16	1,000,000	167,500
Ball Corp
6.875% due 12/15/12	4,265,000	4,243,675
Berry Plastics Holding Corp
5.871% due 09/15/14 §	1,500,000	517,500
10.250% due 03/01/16 †	3,000,000	1,080,000
Bowater Inc
6.500% due 06/15/13	2,000,000	210,000
Crown Americas LLC
7.625% due 11/15/13	3,000,000	2,985,000
7.750% due 11/15/15 †	1,000,000	1,000,000
Freeport-McMoRan Copper & Gold Inc
8.250% due 04/01/15	2,500,000	2,127,450
8.375% due 04/01/17	2,000,000	1,642,272
Georgia-Pacific LLC
7.000% due 01/15/15 ~	2,000,000	1,710,000
7.125% due 01/15/17 ~	1,000,000	845,000
8.125% due 05/15/11 †	2,185,000	2,064,825
9.500% due 12/01/11	1,500,000	1,425,000
Graham Packaging Co Inc
8.500% due 10/15/12	1,000,000	717,500
9.875% due 10/15/14 †	2,000,000	1,240,000
Graphic Packaging International Corp
8.500% due 08/15/11	1,200,000	1,008,000
9.500% due 08/15/13 †	1,000,000	695,000
Hexion U.S. Finance Corp
9.750% due 11/15/14	2,000,000	580,000
Ineos Group Holdings PLC (United Kingdom)
8.500% due 02/15/16 ~	1,000,000	95,000
International Paper Co
7.400% due 06/15/14 †	3,000,000	2,461,722
Jefferson Smurfit Corp
8.250% due 10/01/12	2,000,000	350,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Nalco Co
7.750% due 11/15/11 †	$2,000,000	$1,930,000
NewPage Corp
10.000% due 05/01/12 †	2,500,000	1,112,500
Nortek Inc
8.500% due 09/01/14	2,000,000	470,000
Owens-Brockway Glass Container Inc
8.250% due 05/15/13	2,000,000	1,980,000
Plastipak Holdings Inc
8.500% due 12/15/15 ~	1,000,000	675,000
Sino-Forest Corp (Canada)
9.125% due 08/17/11 ~	2,000,000	1,610,000
Smurfit-Stone Container Enterprises Inc
8.000% due 03/15/17 †	1,000,000	195,000
Steel Dynamics Inc
6.750% due 04/01/15	2,000,000	1,390,000
7.375% due 11/01/12	1,500,000	1,102,500
7.750% due 04/15/16 ~	1,000,000	697,500
Texas Industries Inc
7.250% due 07/15/13 ~	1,500,000	1,166,250
Verso Paper Holdings LLC
9.125% due 08/01/14 †	1,000,000	400,000

		41,126,069

Telecommunication Services - 11.9%

ALLTEL Corp
7.000% due 07/01/12	2,000,000	2,000,000
American Tower Corp
7.000% due 10/15/17 † ~	3,000,000	2,685,000
7.125% due 10/15/12	2,750,000	2,722,500
Centennial Cellular Operating Co
10.125% due 06/15/13	1,500,000	1,522,500
Centennial Communications Corp
10.000% due 01/01/13 †	2,000,000	2,080,000
Cricket Communications Inc
9.375% due 11/01/14	1,500,000	1,357,500
Digicel Group Ltd (Bermuda)
8.875% due 01/15/15 ~	2,500,000	1,637,500
Frontier Communications Corp
6.250% due 01/15/13	2,000,000	1,710,000
6.625% due 03/15/15 †	2,500,000	1,837,500
Intelsat Corp
9.250% due 08/15/14 † ~	8,000,000	7,480,000
9.250% due 06/15/16 ~	4,650,000	4,254,750
Intelsat Jackson Holdings Ltd (Bermuda)
9.250% due 06/15/16 ж	1,000,000	785,000
11.250% due 06/15/16	3,500,000	3,202,500
Level 3 Financing Inc
8.750% due 02/15/17	2,000,000	1,020,000
MetroPCS Wireless Inc
9.250% due 11/01/14 †	4,000,000	3,600,000
Nextel Communications Inc
5.950% due 03/15/14	2,000,000	840,758
6.875% due 10/31/13	1,865,000	793,026
Qwest Capital Funding Inc
7.000% due 08/03/09	1,000,000	985,000
Qwest Communications International Inc
7.250% due 02/15/11	3,000,000	2,625,000
7.500% due 02/15/14	3,000,000	2,160,000
Qwest Corp
6.500% due 06/01/17 †	1,000,000	745,000
8.875% due 03/15/12	4,000,000	3,720,000
Sprint Capital Corp
6.375% due 05/01/09	5,500,000	5,466,054
8.375% due 03/15/12	9,000,000	7,204,698
Sprint Nextel Corp
6.000% due 12/01/16	7,000,000	4,942,070
Syniverse Technologies Inc
7.750% due 08/15/13	2,000,000	1,032,500
VIP Finance Ireland Ltd for OJSC
Vimpel Communications (Ireland)
8.375% due 04/30/13 ~	3,000,000	1,935,000
Vodafone Group PLC (United Kingdom)
7.750% due 02/15/10	1,000,000	1,022,285
West Corp
9.500% due 10/15/14	3,000,000	1,665,000
11.000% due 10/15/16 †	1,000,000	470,000
Windstream Corp
8.125% due 08/01/13	4,500,000	4,162,500

		77,663,641

Utilities - 9.8%

Allegheny Energy Supply Co LLC
8.250% due 04/15/12 † ~	1,300,000	1,287,000
AmeriGas Partners LP
7.250% due 05/20/15	2,000,000	1,640,000
Dynegy Holdings Inc
6.875% due 04/01/11	1,000,000	880,000
7.750% due 06/01/19	3,000,000	2,085,000
8.375% due 05/01/16	4,500,000	3,217,500
Edison Mission Energy
7.200% due 05/15/19	4,000,000	3,300,000
7.500% due 06/15/13 †	1,000,000	920,000
7.750% due 06/15/16	2,000,000	1,790,000
Energy Future Holdings Corp
10.875% due 11/01/17 ~	4,500,000	3,217,500
Intergen NV (Netherlands)
9.000% due 06/30/17 ~	2,000,000	1,650,000
Ipalco Enterprises Inc
7.250% due 04/01/16 ~	1,500,000	1,237,500
Midwest Generation LLC
8.300% due 07/02/09	4,704,858	4,681,334
8.560% due 01/02/16	1,669,600	1,594,468
Mirant Americas Generation LLC
8.300% due 05/01/11	3,500,000	3,412,500
Mirant North America LLC
7.375% due 12/31/13	1,500,000	1,447,500
NRG Energy Inc
7.250% due 02/01/14	4,000,000	3,750,000
7.375% due 02/01/16	2,500,000	2,331,250
7.375% due 01/15/17	1,000,000	922,500
NV Energy Inc
8.625% due 03/15/14	1,045,000	947,373
Public Service Co of New Mexico
7.950% due 05/15/18	2,750,000	2,241,261
Reliant Energy Inc
6.750% due 12/15/14	1,500,000	1,357,500
7.875% due 06/15/17 †	3,000,000	2,445,000
Sempra Energy
8.900% due 11/15/13	1,000,000	1,010,657
Southern Union Co
7.200% due 11/01/66 §	3,000,000	1,050,000
Telesat Canada/Telesat LLC
11.000% due 11/01/15 ~	4,000,000	2,880,000
Texas Competitive Electric Holdings Co LLC
10.500% due 11/01/15 ~	12,000,000	8,580,000
The AES Corp
7.750% due 03/01/14	1,000,000	885,000
8.000% due 10/15/17	1,500,000	1,237,500
8.000% due 06/01/20 ~	1,000,000	780,000
8.875% due 02/15/11	1,412,000	1,327,280

		64,105,623

Total Corporate Bonds & Notes (Cost $736,593,531)		555,432,969

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
CONVERTIBLE CORPORATE BONDS & NOTES - 0.2%

Health Care - 0.1%

Omnicare Inc
3.250% due 12/15/35	$1,000,000	$566,250

Industrials - 0.1%

WESCO International Inc
1.750% due 11/15/26	1,000,000	556,250

Total Convertible Corporate Bonds & Notes (Cost $1,976,819)		1,122,500

SENIOR LOAN NOTES - 7.2%

Consumer Discretionary - 0.9%

Aramark Corp SR Secured
2.469% due 01/26/14 §	58,426	48,402
Aramark Corp SR Secured Term B
3.334% due 01/26/14 §	919,664	761,885
Idearc Inc Term B
2.470% due 11/17/14 §	42,105	13,293
3.460% due 11/17/14 §	937,895	296,107
Levi Strauss & Co Unsecured
3.659% due 03/27/14 §	2,000,000	1,185,000
Newsday Inc
9.750% due 08/01/13 §	2,000,000	1,630,000
TL Acquisitions Inc Term B
2.960% due 06/29/14 §	1,975,000	1,297,861
Tropicana Las Vegas
5.250% due 07/03/09 §	2,000,000	853,334

		6,085,882

Consumer Staples - 1.5%

Roundy’s Supermarket Term B
3.180% due 11/03/11 §	1,067,084	748,293
3.200% due 11/03/11 §	855,186	599,699
Wm. Wrigley Jr. Co Term B
due 10/06/14 § ∞	3,500,000	3,357,085
6.500% due 10/06/14 §	5,000,000	4,795,836

		9,500,913

Energy - 0.2%

Venoco Inc (2nd Lien)
6.250% due 05/07/14 §	2,000,000	1,312,500

Financials - 0.3%

First Data Corp Term B1
3.211% due 09/24/14 §	1,481,250	959,109
Nuveen Investments Inc
3.461% due 11/13/14 §	1,555,076	614,255
3.471% due 11/13/14 §	388,769	153,564
4.459% due 11/13/14 §	61,733	24,385
4.466% due 11/13/14 §	971,922	383,909

		2,135,222

Health Care - 1.3%

APP Pharmaceuticals LLC Tranche B2
6.750% due 08/20/14 §	350,106	319,471
Biomet Inc Term B
4.459% due 03/25/15 §	1,975,000	1,684,399
Community Health Systems Inc
due 07/25/14 § ∞	2,378,363	1,878,906
HCA Inc Term B
due 11/18/13 § ∞	1,994,911	1,577,226
3.709% due 11/18/13 §	2,940,000	2,324,438
New Finco 1 Term B1
6.750% due 08/20/14 §	649,894	593,029

		8,377,469

Industrials - 0.2%

The Manitowoc Co Inc Term B
6.500% due 11/06/14 §	1,500,000	1,063,500

Materials - 0.5%

Georgia-Pacific Corp Tranche B (1st Lien)
due 12/23/12 § ∞	1,392,134	1,143,870
1.994% due 12/23/12 §	927	762
2.081% due 12/23/12 §	119,778	98,418
3.459% due 12/23/12 §	95,744	78,670
3.689% due 12/23/12 §	1,532,557	1,259,251
Lyondellbasell Tranche B3
7.000% due 12/22/14 §	1,496,222	654,597

		3,235,568

Telecommunication Services - 1.4%

ALLTEL Communications LLC Term B1
3.939% due 05/15/15 §	1,989,924	1,958,655
ALLTEL Communications LLC Term B2
4.371% due 05/16/15 §	6,467,255	6,368,629
Telesat Canada Term I (Canada)
due 10/31/14 § ∞	918,587	620,046
Telesat Canada Term II (Canada)
due 10/31/14 § ∞	78,895	53,254

		9,000,584

Utilities - 0.9%

Calpine Corp (1st Priority)
4.335% due 03/29/14 §	2,437,599	1,808,177
Texas Competitive Electric Co Term B2
3.906% due 10/10/14 §	3,374,908	2,355,406
3.961% due 10/10/14 §	30,076	20,991
5.888% due 10/10/14 §	2,534,941	1,769,178

		5,953,752

Total Senior Loan Notes (Cost $57,604,395)		46,665,390

SHORT-TERM INVESTMENTS - 6.9%

Commercial Paper - 5.8%

Air Products & Chemicals Inc
0.100% due 01/08/09	4,000,000	3,999,922
Alcon Capital Corp
0.010% due 01/05/09	3,500,000	3,499,996
Caterpillar Inc
0.150% due 01/16/09	3,500,000	3,499,781
Colgate-Palmolive Co
0.030% due 01/16/09	4,000,000	3,999,950
Ecolab Inc
0.100% due 01/02/09	3,000,000	2,999,992
General Dynamics Credit Corp
0.200% due 01/05/09	3,000,000	2,999,933
Merrill Lynch & Co
0.100% due 01/05/09	4,000,000	3,999,956
Nestle Capital Corp
0.010% due 01/06/09	3,500,000	3,499,995
NSTAR Electric Co
0.100% due 01/13/09	3,500,000	3,499,883

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Pitney Bowes Inc
0.050% due 01/07/09	$3,500,000	$3,499,971
The Coca-Cola Co
0.050% due 01/14/09	2,665,000	2,664,952

		38,164,331

U.S. Government Agency Issues - 0.8%

Fannie Mae
0.005% due 01/14/09	2,219,000	2,218,996

Federal Home Loan Bank
0.010% due 01/14/09	2,800,000	2,799,990

		5,018,986

Time Deposit - 0.3%

State Street Bank & Trust Co
0.050% due 01/02/09	2,129,000	2,129,000

Total Short-Term Investments (Cost $45,312,317)		45,312,317

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.7% (Cost $849,499,413)		656,688,242

	Shares
SECURITIES LENDING COLLATERAL - 10.2%

The Mellon GSL DBT II Collateral Fund
1.670% + Δ	68,304,586	66,187,144
The Mellon GSL Reinvestment Trust II
0.000% + ¤	1,292,107	33,595

Total Securities Lending Collateral (Cost $69,596,693)		66,220,739

TOTAL INVESTMENTS - 110.9% (Cost $919,096,106)		722,908,981

OTHER ASSETS & LIABILITIES, NET - (10.9%)		(70,959,328)

NET ASSETS - 100.0%		$651,949,653

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments & Securities Lending Collateral	17.1%
Telecommunication Services	13.3%
Consumer Discretionary	12.6%
Industrials	11.2%
Utilities	10.7%
Energy	10.2%
Health Care	9.6%
Financials	8.4%
Materials	6.8%
Consumer Staples	5.6%
Information Technology	4.6%
Exchange-Traded Fund	0.8%

110.9%
Other Assets & Liabilities, Net	(10.9%)

100.0%

(b)	As of December 31, 2008, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA / U.S. Government & Agency Issues	1.4%
A-1 (Short-Term Debt only)	4.7%
A	0.0%
BBB	5.3%
BB	45.6%
B	31.2%
CCC	8.2%
CC	0.4%
C	0.1%
D	0.0%
Not Rated	3.1%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $66,220,739 or 10.2% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $157,970 or less than 0.1% of the net assets were in default as of December 31, 2008.

(f)	0.4% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(g)	Pursuant to the terms of the following senior loan agreements, the portfolio had unfunded loan commitments of $121,637 or less than 0.1% of the net assets as of December 31, 2008, which could be extended at the option of the borrower:

	Unfunded Loan	Unrealized
Borrower	Commitments	Appreciation

CHS/Community Health Systems (Revolving Facility Term Loan)	$121,637	$9

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
PREFERRED STOCKS - 0.0%

Financials - 0.0%

DG Funding Trust ~ ж	60	$603,375

Total Preferred Stocks (Cost $643,181)		603,375

CONVERTIBLE PREFERRED STOCKS - 1.6%

Financials - 1.6%

American International Group Inc 8.500%	395,100	3,358,350
Bank of America Corp 7.250%	42,100	27,365,000
Citigroup Inc 6.500% †	157,900	4,419,621
Wachovia Corp 7.500%	50,000	37,500,000

		72,642,971

Total Convertible Preferred Stocks (Cost $100,374,128)		72,642,971

	Principal
	Amount
CORPORATE BONDS & NOTES - 32.0%
Consumer Discretionary - 1.4%

Comcast Corp
7.050% due 03/15/33	$3,000,000	3,138,516
Cox Communications Inc
6.800% due 08/01/28 †	110,000	99,501
Daimler Finance North America LLC
5.750% due 09/08/11	8,000,000	6,760,280
6.500% due 11/15/13	6,500,000	5,075,031
General Motors Corp
8.375% due 07/05/33	EUR 7,400,000	1,748,679
Johnson Controls Inc
5.500% due 01/15/16	$5,000,000	3,879,980
Macy’s Retail Holdings Inc
5.900% due 12/01/16	5,000,000	3,039,745
Mandalay Resort Group
6.500% due 07/31/09 †	2,100,000	2,047,500
Marks & Spencer PLC (United Kingdom)
6.250% due 12/01/17 † ~	10,000,000	7,425,710
Target Corp
6.000% due 01/15/18 †	5,000,000	4,849,410
The Black & Decker Corp
4.750% due 11/01/14	6,000,000	5,247,750
The Home Depot Inc
5.400% due 03/01/16	5,000,000	4,481,030
Time Warner Inc
5.500% due 11/15/11 †	4,000,000	3,760,880
Viacom Inc
6.250% due 04/30/16	7,500,000	6,225,353
Yum! Brands Inc
6.250% due 03/15/18	7,500,000	6,482,430

		64,261,795

Consumer Staples - 1.3%

Kraft Foods Inc
6.125% due 02/01/18	20,300,000	19,926,013
6.500% due 08/11/17	5,000,000	5,033,910
6.875% due 02/01/38	2,600,000	2,606,336
Phillip Morris International Inc
6.375% due 05/16/38 †	4,100,000	4,278,690
Reynolds American Inc
7.625% due 06/01/16	4,100,000	3,419,080
The Clorox Co
5.950% due 10/15/17	5,000,000	4,739,330
The Kroger Co
5.500% due 02/01/13	2,900,000	2,876,475
6.400% due 08/15/17 †	5,000,000	5,050,590
The Procter & Gamble Co
6.875% due 09/15/09 †	175,000	181,999
Wal-Mart Stores Inc
5.800% due 02/15/18 †	7,200,000	7,981,430
6.500% due 08/15/37	2,900,000	3,455,420

		59,549,273

Energy - 1.9%

Chesapeake Energy Corp
7.000% due 08/15/14	900,000	751,500
Enterprise Products Operating LP
4.625% due 10/15/09	3,900,000	3,778,008
Gaz Capital SA (Russia)
5.875% due 06/01/15 ~	EUR 1,800,000	1,569,746
8.146% due 04/11/18 ~	$11,000,000	7,810,000
Nabors Industries Inc
6.150% due 02/15/18	6,000,000	5,170,644
NGPL PipeCo LLC
7.119% due 12/15/17 ~	18,800,000	16,950,550
7.768% due 12/15/37 ~	8,100,000	6,614,897
PC Financial Partnership
5.000% due 11/15/14	3,000,000	2,511,297
Suncor Energy Inc (Canada)
6.100% due 06/01/18 †	36,800,000	31,766,275
The Williams Cos Inc
6.375% due 10/01/10 ~	4,600,000	4,289,965
7.500% due 01/15/31 †	945,000	634,484
Transocean Ltd (Switzerland)
6.800% due 03/15/38 †	1,000,000	894,577

		82,741,943

Financials - 24.3%

Allstate Life Global Funding Trusts
5.375% due 04/30/13	12,018,000	11,841,732
American Express Bank FSB
5.500% due 04/16/13	17,800,000	16,876,607
6.000% due 09/13/17	39,200,000	36,772,697
American Express Centurion Bank
6.000% due 09/13/17	39,100,000	36,678,889
American International Group Inc
5.850% due 01/16/18	22,500,000	15,105,060
Bank of America Corp
2.479% due 08/15/16 §	2,800,000	2,067,397
5.650% due 05/01/18 †	19,700,000	19,852,517
7.250% due 10/15/25	840,000	814,949
8.000% due 01/30/58 §	43,200,000	31,117,824
8.125% due 11/15/80 §	50,600,000	37,912,050
Bank of America NA
2.181% due 02/27/09 §	11,200,000	11,210,450
Barclays Bank PLC (United Kingdom)
5.450% due 09/12/12	46,300,000	46,927,319
6.050% due 12/04/17 ~	80,900,000	71,487,690
7.700% due 10/25/99 ~ §	24,400,000	16,169,465
CCCA LLC
7.900% due 10/15/12 ~	1,000,000	994,562
CIT Group Inc
3.615% due 01/30/09 §	12,300,000	12,283,186
CitiFinancial Inc
6.625% due 06/01/15	4,000,000	3,713,996
Citigroup Capital XXI
8.300% due 12/21/77 §	14,900,000	11,517,357

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Citigroup Inc
1.496% due 12/28/09 §	$15,000,000	$14,152,890
2.386% due 05/18/10 † §	8,900,000	8,223,716
5.500% due 04/11/13	20,300,000	19,784,258
5.875% due 05/29/37	6,800,000	6,818,244
8.400% due 04/30/99 † §	69,700,000	46,109,338
CNA Financial Corp
5.850% due 12/15/14	9,000,000	6,583,968
Countrywide Home Loans Inc
6.250% due 04/15/09	40,000	40,011
Credit Agricole SA (France)
2.181% due 05/28/09 ~ §	10,300,000	10,272,262
Deutsche Bank AG (Germany)
6.000% due 09/01/17 †	30,500,000	32,416,894
Everest Reinsurance Holdings Inc
5.400% due 10/15/14	2,000,000	1,366,872
Ford Motor Credit Co LLC
7.000% due 10/01/13 †	200,000	138,312
7.250% due 10/25/11	5,064,000	3,701,435
9.750% due 09/15/10	2,100,000	1,680,584
General Electric Capital Corp
5.875% due 01/14/38	12,300,000	12,081,318
General Motors Acceptance Corp LLC
3.399% due 05/15/09 §	3,300,000	3,155,625
5.375% due 06/06/11	EUR 1,000,000	583,820
6.625% due 05/15/12	$8,600,000	6,632,733
7.000% due 02/01/12 †	10,500,000	8,302,644
7.250% due 03/02/11 †	2,000,000	1,700,468
Goldman Sachs Capital II
5.793% due 06/01/43 §	13,500,000	5,192,883
HSBC Holdings PLC (United Kingdom)
6.500% due 09/15/37	8,500,000	8,660,701
International Lease Finance Corp
3.500% due 04/01/09	2,000,000	1,899,118
5.300% due 05/01/12 †	10,000,000	7,028,880
5.780% due 07/06/10 §	EUR 2,000,000	2,116,347
6.375% due 03/25/13	$4,500,000	3,059,402
JPMorgan Chase & Co
6.000% due 01/15/18	3,300,000	3,489,311
7.900% due 12/01/99 † §	3,615,000	3,015,004
JPMorgan Chase Bank NA
2.326% due 06/13/16 §	1,000,000	752,861
KeyBank NA
4.467% due 06/02/10 §	11,300,000	10,902,850
Kimco Realty Corp
5.700% due 05/01/17	5,600,000	3,526,242
Lehman Brothers Holdings Inc
5.625% due 01/24/13 ¤	35,100,000	3,510,000
6.750% due 12/28/17 ¤	17,000,000	1,700
6.875% due 05/02/18 ¤	4,300,000	430,000
Marsh & McLennan Cos Inc
5.375% due 07/15/14	4,000,000	3,552,812
5.750% due 09/15/15	5,000,000	4,459,610
Merrill Lynch & Co Inc
2.446% due 09/09/09 §	2,300,000	2,226,469
4.792% due 02/08/10 §	EUR 2,200,000	2,798,095
6.050% due 08/15/12	$500,000	493,684
6.400% due 08/28/17	6,400,000	6,422,490
6.875% due 04/25/18	26,100,000	27,348,232
Metropolitan Life Global Funding I
5.125% due 04/10/13 ~	9,700,000	9,046,511
Morgan Stanley
5.300% due 03/01/13	7,100,000	6,444,748
5.950% due 12/28/17	57,600,000	47,885,587
National Australia Bank Ltd (Australia)
5.350% due 06/12/13 ~	6,700,000	6,463,785
National Westminster Bank PLC (United Kingdom)
7.375% due 10/01/09	530,000	519,748
New York Life Global Funding
4.650% due 05/09/13 ~	1,510,000	1,460,535
Nykredit Realkredit AS (Denmark)
5.000% due 10/01/38 §	DKK 67,153,412	11,795,996
Principal Life Income Funding Trusts
5.300% due 04/24/13	$3,800,000	3,562,910
Prudential Financial Inc
6.100% due 06/15/17	5,000,000	4,106,470
Rabobank Nederland NV (Netherlands)
4.773% due 01/15/09 ~ §	13,300,000	13,311,185
Realkredit Danmark AS (Denmark)
5.000% due 10/01/38 §	DKK 180,582,731	31,579,572
Santander Perpetual SA Unipersonal (Spain)
6.671% due 04/24/56 ~ §	$9,100,000	5,796,336
SLM Corp
3.695% due 07/26/10 §	2,300,000	1,963,740
The Bear Stearns Cos Inc
3.269% due 09/26/13 §	EUR 9,800,000	11,545,909
The Bear Stearns Cos LLC
2.356% due 05/18/10 §	$3,000,000	2,901,465
4.550% due 06/23/10	1,500,000	1,498,298
6.400% due 10/02/17	19,100,000	19,881,476
6.950% due 08/10/12	36,735,000	38,182,139
7.250% due 02/01/18	13,000,000	14,270,087
The Goldman Sachs Group Inc
1.588% due 06/23/09 §	800,000	780,004
6.250% due 09/01/17	37,000,000	35,935,436
6.750% due 10/01/37	16,700,000	13,595,821
The Royal Bank of Scotland Group PLC (United Kingdom)
6.990% due 04/05/56 ~ §	3,000,000	1,404,378
7.640% due 03/31/56 §	16,000,000	6,379,680
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland)
8.700% due 08/07/18 ~	2,800,000	1,805,521
UBS AG (Switzerland)
5.875% due 12/20/17	24,700,000	22,728,891
Wachovia Bank NA
2.326% due 03/15/16 §	9,300,000	6,736,148
3.573% due 11/03/14 §	21,500,000	16,990,117
5.000% due 08/15/15	6,000,000	5,234,568
Wachovia Corp
7.980% due 12/31/99 † §	58,900,000	50,340,829
WEA Finance LLC
5.700% due 10/01/16 ~	7,500,000	5,016,758
XL Capital Finance Europe PLC (United Kingdom)
6.500% due 01/15/12	5,000,000	3,125,430

		1,070,265,908

Health Care - 0.3%

HCA Inc
9.250% due 11/15/16	2,000,000	1,840,000
UnitedHealth Group Inc
6.000% due 02/15/18 †	12,300,000	11,367,734
6.875% due 02/15/38	2,700,000	2,370,973

		15,578,707

Industrials - 0.4%

Allied Waste North America Inc
7.250% due 03/15/15 †	400,000	372,451
CSX Corp
5.600% due 05/01/17	5,000,000	4,449,085
Erac USA Finance Co
6.375% due 10/15/17 ~	5,000,000	3,475,300
Masco Corp
6.125% due 10/03/16	10,000,000	6,873,080

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
United Air Lines Inc
9.210% due 01/21/17 ¤ ж	$325,516	$1,888
9.350% due 04/07/16 ¤ ж	83,310	20,203
9.560% due 10/19/18 ¤ ж	989,424	364,850
10.850% due 02/19/15 ¤ ж	824,924	253,664

		15,810,521

Information Technology - 0.2%

EchoStar DBS Corp
6.375% due 10/01/11	3,000,000	2,797,500
Nortel Networks Ltd (Canada)
10.125% due 07/15/13	500,000	135,000
Xerox Corp
9.750% due 01/15/09	5,324,000	5,318,681

		8,251,181

Materials - 0.5%

BHP Billiton Finance Ltd (Australia)
5.125% due 03/29/12 †	3,000,000	2,823,756
Nucor Corp
5.750% due 12/01/17 †	5,000,000	4,950,010
Rio Tinto Alcan Inc (Canada)
5.000% due 06/01/15	2,500,000	1,853,548
Rohm & Haas Co
6.000% due 09/15/17 †	10,000,000	9,115,830
Sealed Air Corp
5.625% due 07/15/13 ~	2,100,000	1,736,889
StatoilHydro ASA (Norway)
7.150% due 01/15/29	1,000,000	1,088,494
Vale Overseas Ltd (Cayman)
6.250% due 01/23/17	700,000	661,710

		22,230,237

Telecommunication Services - 1.3%

AT&T Inc
4.125% due 09/15/09	8,200,000	8,234,989
6.300% due 01/15/38	6,800,000	7,212,957
BellSouth Corp
5.200% due 09/15/14	9,100,000	8,869,916
British Telecommunications PLC (United Kingdom)
9.125% due 12/15/30	1,000,000	1,065,540
GTE California Inc
6.700% due 09/01/09	5,000,000	5,009,230
Qwest Capital Funding Inc
7.250% due 02/15/11 †	880,000	743,600
Qwest Corp
6.875% due 09/15/33	1,386,000	831,600
8.875% due 03/15/12	1,500,000	1,395,000
Sprint Capital Corp
8.750% due 03/15/32	5,000,000	3,381,355
Sprint Nextel Corp
6.000% due 12/01/16	10,000,000	7,060,100
Verizon Communications Inc
5.550% due 02/15/16 †	8,000,000	7,827,448
8.950% due 03/01/39	2,700,000	3,498,336
Verizon PA Inc
5.650% due 11/15/11	2,899,000	2,841,133

		57,971,204

Utilities - 0.4%

Dynegy Holdings Inc
7.500% due 06/01/15 †	1,300,000	916,500
NRG Energy Inc
7.375% due 02/01/16	9,700,000	9,045,250
PSEG Power LLC
7.750% due 04/15/11	1,000,000	999,370
Teco Finance Inc
6.750% due 05/01/15	5,600,000	4,618,270

		15,579,390

Total Corporate Bonds & Notes (Cost $1,635,309,621)		1,412,240,159

SENIOR LOAN NOTES - 0.9%

Consumer Discretionary - 0.2%

Cablevision Systems Corp Term B
2.945% due 03/30/13 §	2,727,089	2,339,616
Ford Motor Co Term B
5.000% due 12/16/13 §	9,212,000	3,753,890
Yell Term B (United Kingdom)
3.461% due 02/10/13 §	7,000,000	4,095,000

		10,188,506

Financials - 0.2%

Chrysler Financial Co LLC
6.000% due 08/03/12 §	15,800,000	8,306,281
First Data Corp Term B2
3.211% due 09/24/14 §	1,979,950	1,283,431
First Data Corp Term B3
3.211% due 09/24/14 § ж	1,484,963	961,513

		10,551,225

Health Care - 0.1%

Biomet Inc Term B
4.459% due 03/25/15 §	1,945,076	1,672,765
HCA Inc Term B
3.709% due 11/18/13 §	3,077,699	2,433,306

		4,106,071

Materials - 0.0%

Georgia-Pacific Corp Term B
2.082% due 12/20/12 §	81,569	67,023
3.459% due 12/20/12 §	67,337	55,329
3.689% due 12/20/12 §	2,065,112	1,696,834

		1,819,186

Telecommunication Services - 0.2%

UPC Broadband Term M (Netherlands)
4.636% due 12/31/14 §	EUR 6,806,281	6,264,948

Utilities - 0.2%

NRG Energy Inc (Synthetic Letter of Credit)
1.359% due 02/01/13 §	$315,863	275,512
NRG Energy Inc Term B
2.959% due 02/01/13 §	641,023	559,133
The AES Corp (Letter of Credit)
15.430% due 03/31/10 §	7,400,000	6,276,794

		7,111,439

Total Senior Loan Notes
(Cost $61,262,195)		40,041,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES - 139.8%

Collateralized Mortgage Obligations - 11.6%

Adjustable Rate Mortgage Trust
4.581% due 05/25/35 ” §	$3,066,791	$2,486,129
5.135% due 09/25/35 ” §	1,824,812	1,101,021
Banc of America Funding Corp
4.155% due 05/25/35 ” §	12,052,547	8,619,792
4.622% due 02/20/36 ” §	8,020,739	6,835,987
6.124% due 01/20/47 ” §	951,218	512,461
Banc of America Funding Corp (IO)
4.379% due 01/25/36 ” § ж	23,701,912	1,306,814
Banc of America Mortgage Securities Inc
5.000% due 05/25/34 ”	5,000,620	4,228,201
BCAP LLC Trust
0.641% due 01/25/37 ” §	6,151,634	2,524,829
Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/35 ” §	107,165	89,991
4.125% due 03/25/35 ” §	15,197,909	12,877,216
4.531% due 08/25/33 ” §	15,936,427	12,665,050
4.550% due 08/25/35 ” §	3,667,836	3,016,610
4.625% due 10/25/35 ” §	2,259,823	1,733,145
4.750% due 10/25/35 ” §	6,730,890	6,308,302
4.955% due 01/25/35 ” §	1,508,140	1,138,768
5.037% due 04/25/33 ” §	54,088	43,229
5.046% due 02/25/34 ” §	1,585,485	1,013,802
Bear Stearns Alt-A Trust
1.311% due 11/25/34 ” §	1,934,094	416,891
5.364% due 05/25/35 ” §	6,564,533	4,444,877
5.495% due 09/25/35 ” §	10,390,140	4,847,970
5.747% due 11/25/36 ” §	7,294,776	3,406,757
5.849% due 01/25/36 ” §	6,879,061	4,102,378
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/44 ”	900,000	623,286
5.471% due 01/12/45 ” §	1,300,000	916,248
5.700% due 06/11/50 ”	6,900,000	5,139,756
7.000% due 05/20/30 ” §	1,401,435	1,387,540
Bear Stearns Structured Products Inc
5.661% due 01/26/36 ” §	3,578,856	2,249,322
5.761% due 12/26/46 ” §	2,536,321	1,594,194
Citigroup Mortgage Loan Trust Inc
4.248% due 08/25/35 ” §	4,246,482	3,478,455
4.684% due 08/25/35 ” §	4,097,499	2,918,765
4.900% due 10/25/35 ” §	352,075	222,580
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/46 ”	2,400,000	1,759,026
Countrywide Alternative Loan Trust
0.751% due 02/25/37 ” §	418,196	207,442
Countrywide Alternative Loan Trust (IO)
4.529% due 05/25/35 ” § ж	17,554,296	955,680
Countrywide Home Loan Mortgage Pass-Through Trust
0.791% due 03/25/35 ” §	3,401,952	1,544,787
0.811% due 06/25/35 ~ ” §	15,112,768	10,274,172
4.740% due 08/25/34 ” §	839,261	423,904
5.122% due 05/20/34 ” §	5,407,907	3,600,804
5.250% due 02/20/36 ” §	4,532,851	2,483,433
5.750% due 05/25/33 ”	236,706	228,907
Credit Suisse Mortgage Capital Certificates
1.425% due 10/15/21 ~ ” § ж	22,609,564	14,793,336
5.467% due 09/15/39 ”	35,300,000	26,083,068
5.658% due 03/15/39 ” §	400,000	326,867
CS First Boston Mortgage Securities Corp
4.556% due 03/25/32 ~ ” §	918,995	681,717
6.380% due 12/18/35 ”	4,416,143	4,332,993
DLJ Commercial Mortgage Corp
7.300% due 06/10/32 ” §	675,010	673,570
Downey Savings & Loan Association Mortgage Loan Trust
4.574% due 07/19/44 ” §	2,931,299	1,942,264
Fannie Mae
0.531% due 07/25/37 ” §	2,413,558	2,137,923
0.971% due 03/25/17 ” §	157,806	155,893
1.284% due 04/18/28 ” §	361,498	351,357
1.334% due 10/18/30 ” §	3,002	2,914
5.000% due 07/25/19 - 03/25/21 ” ±	526,251	530,211
5.500% due 03/25/28 ”	7,743,069	7,919,660
6.500% due 02/25/09 ”	654	654
Fannie Mae (IO)
0.950% due 03/25/09 ” § ж	3,258	4
Fannie Mae Whole Loan
6.500% due 10/25/42 ”	2,960,629	3,035,416
First Horizon Alternative Mortgage Securities
4.243% due 03/25/35 ” §	2,659,657	1,284,002
4.744% due 06/25/34 ” §	13,074,109	7,253,343
First Horizon Asset Securities Inc
5.354% due 08/25/35 ” §	677,852	481,401
Freddie Mac
1.545% due 12/15/29 ” §	67,092	65,023
3.500% due 07/15/32 ”	340,590	335,697
4.000% due 05/15/16 ”	51,510	51,476
4.500% due 09/15/14 ”	204,903	206,144
5.000% due 09/15/16 - 04/15/30 ” ±	101,789,299	103,261,713
5.500% due 03/15/17 ”	1,626,733	1,667,193
7.000% due 09/15/21 ”	104,001	109,097
7.500% due 01/15/23 ”	2,442,415	2,656,250
Freddie Mac Structured Pass-Through Securities
3.678% due 10/25/44 ” §	4,493,395	4,309,808
3.878% due 07/25/44 ” §	24,171,771	21,832,103
GMAC Commercial Mortgage Securities Inc (IO)
0.754% due 05/15/35 ” § ж	2,172,358	48,297
GMAC Mortgage Corp Loan Trust
5.500% due 09/25/34 ”	4,634,680	4,131,958
Government National Mortgage Association
7.000% due 02/16/29 ”	424,447	447,980
7.500% due 09/20/26 ”	560,132	586,398
Greenpoint Mortgage Funding Trust
0.741% due 11/25/45 ” §	150,664	69,611
Greenpoint Mortgage Pass-Through Certificates
5.497% due 10/25/33 ” §	2,096,339	1,622,472
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 ”	18,200,000	13,907,996
GS Mortgage Securities Corp II
5.799% due 08/10/45 ” §	2,400,000	1,749,237
GSR Mortgage Loan Trust
4.540% due 09/25/35 ” §	386,178	285,342
Harborview Mortgage Loan Trust
0.951% due 02/19/34 ” §	106,395	79,041
5.218% due 07/19/35 ” §	4,296,742	2,219,043
Imperial Savings Association
6.503% due 02/25/18 ” §	3,576	3,398
IndyMac ARM Trust
4.436% due 01/25/32 ” §	59,689	42,835
IndyMac Index Mortgage Loan Trust
5.055% due 12/25/34 ” §	373,940	257,193
JPMorgan Chase Commercial Mortgage Securities Corp
5.747% due 02/12/49 ” §	5,660,000	4,176,366
5.819% due 06/15/49 ” §	3,500,000	2,559,191
JPMorgan Mortgage Trust
5.024% due 02/25/35 ” §	3,171,375	2,384,808
LB-UBS Commercial Mortgage Trust
5.858% due 07/15/40 ” §	20,890,000	14,929,997
5.866% due 09/15/45 ” §	1,600,000	1,137,204

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Lehman Large Loan (IO)
0.610% due 10/12/34 ” § ж	$2,500,472	$31,438
MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/34 ” §	1,300,939	1,262,946
MASTR Alternative Loans Trust
0.871% due 03/25/36 ” §	1,571,984	495,527
MASTR Asset Securitization Trust
5.500% due 09/25/33 ”	278,481	263,706
Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/49 ”	7,430,000	5,172,159
Merrill Lynch Mortgage Investors Inc
0.681% due 02/25/36 ” §	1,532,262	818,958
Merrill Lynch-Floating Rate Trust
2.410% due 07/09/09 ” §	13,600,000	11,446,902
MLCC Mortgage Investors Inc
0.721% due 11/25/35 ” §	362,604	260,517
1.575% due 03/15/25 ” §	2,643,840	1,881,605
2.395% due 10/25/35 ” §	634,688	472,631
4.250% due 10/25/35 ” §	3,049,994	2,430,117
4.713% due 12/25/34 ” §	1,257,128	943,800
Morgan Stanley Capital I
5.544% due 11/12/49 ” §	1,400,000	653,131
5.731% due 07/12/44 ” §	6,300,000	4,896,414
5.809% due 12/12/49 ”	300,000	225,576
Mortgage Capital Funding Inc (IO)
1.730% due 11/20/27 ” § ж	3,975	—
Provident Funding Mortgage Loan Trust
4.295% due 04/25/34 ” §	31,262	29,919
Residential Accredit Loans Inc
0.651% due 06/25/46 ” §	3,771,074	1,545,144
0.681% due 04/25/46 ” §	385,599	162,903
6.000% due 06/25/36 ”	17,351,507	10,676,908
Residential Asset Securitization Trust
0.871% due 01/25/46 ” §	3,489,862	1,574,180
5.500% due 01/25/34 ”	4,389,943	4,318,576
Residential Asset Securitization Trust (IO)
4.479% due 11/25/35 ” § ж	15,597,521	821,696
Residential Funding Mortgage Securities I Inc
5.210% due 09/25/35 ” §	1,972,532	1,230,876
Sequoia Mortgage Trust
0.858% due 07/20/33 ” §	2,530,401	1,809,514
Structured Adjustable Rate Mortgage Loan Trust
5.345% due 01/25/35 ” §	1,560,929	817,563
5.528% due 08/25/35 ” §	478,882	247,570
Structured Asset Mortgage Investments Inc
0.681% due 05/25/46 ” §	2,736,968	1,162,771
0.691% due 05/25/36 ” §	2,182,558	879,197
0.701% due 05/25/45 ” §	732,750	349,611
0.751% due 02/25/36 ” §	2,861,871	1,364,568
0.831% due 07/19/35 ” §	2,056,005	1,374,373
0.871% due 07/19/34 ” §	78,953	44,071
0.911% due 09/19/32 ” §	322,209	227,894
1.001% due 10/19/33 ” §	8,377	5,921
Structured Asset Securities Corp
5.000% due 12/25/34 ”	212,054	207,355
SunTrust Alternative Loan Trust (IO)
4.629% due 12/25/35 ” § ж	35,562,250	1,612,979
Union Planters Mortgage Finance Corp
6.800% due 01/25/28 ”	343,479	348,105
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/43 ”	16,200,000	10,651,997
Washington Mutual Alternative Mortgage Pass-Through Certificates (IO)
4.379% due 11/25/35 ” § ж	44,422,041	2,363,528
4.479% due 11/25/35 ” § ж	15,000,430	804,979
Washington Mutual Mortgage Pass-Through Certificates
0.741% due 12/25/45 ” §	198,007	90,715
0.761% due 10/25/45 ” §	204,412	112,076
0.781% due 01/25/45 ” §	2,695,586	1,389,948
0.791% due 01/25/45 ” §	146,336	73,951
1.011% due 12/25/27 ” §	8,595,821	7,132,457
3.656% due 08/25/42 ” §	152,900	107,977
4.375% due 02/27/34 ” §	2,884,567	2,341,202
Washington Mutual MSC Mortgage Pass-Through Certificates
5.759% due 02/25/33 ” §	198,532	179,119
5.858% due 02/25/33 ” §	24,858	20,227
Wells Fargo Mortgage-Backed Securities Trust
4.777% due 05/25/35 ” §	594,679	451,561
4.950% due 03/25/36 ” §	25,788,192	16,933,138
4.963% due 01/25/35 ” §	5,151,181	4,003,504
4.992% due 12/25/34 ” §	3,125,332	2,419,787
5.240% due 04/25/36 ” §	15,182,948	11,029,649
5.512% due 08/25/36 ” §	8,907,986	6,371,199
5.775% due 04/25/36 ” §	3,210,580	1,177,299

		510,569,419

Fannie Mae - 108.3%

3.678% due 08/01/42 - 10/01/44 ” § ±	4,984,592	4,866,923
3.948% due 03/01/33 ” §	1,244,919	1,242,105
4.025% due 06/01/34 ” §	70,665	72,102
4.227% due 03/01/34 ” §	67,672	66,022
4.284% due 01/01/34 ” §	48,454	47,208
4.287% due 03/01/33 ” §	95,818	95,486
4.343% due 05/01/36 ” §	171,011	170,793
4.390% due 05/01/36 ” §	161,366	161,167
4.408% due 05/01/36 ” §	5,091,830	5,085,586
4.429% due 04/01/35 ” §	4,157,071	4,158,621
4.464% due 07/01/33 ” §	154,686	156,307
4.500% due 11/01/14 - 01/20/24 ” ±	11,892,901	12,158,130
4.521% due 11/01/34 ” §	19,681,940	19,558,810
4.525% due 11/01/34 ” §	67,618	68,326
4.617% due 07/01/33 ” §	141,964	144,765
4.652% due 09/01/33 ” §	139,742	139,310
4.672% due 12/01/34 ” §	8,818,603	8,875,811
4.695% due 08/01/35 ” §	3,083,698	3,092,760
4.714% due 07/01/35 ” §	14,311,656	14,348,619
4.720% due 09/01/35 ” §	1,493,479	1,514,067
4.774% due 04/01/34 ” §	2,045,640	2,042,139
5.000% due 06/01/18 - 02/12/39 ” ±	1,267,738,000	1,294,500,546
5.055% due 09/01/35 ” §	2,390,201	2,425,635
5.061% due 12/01/34 ” §	108,341	110,841
5.151% due 12/01/22 ” §	54,866	54,963
5.200% due 11/01/23 ” §	116	116
5.237% due 04/01/27 ” §	49,921	49,610
5.245% due 08/01/34 ” §	114,094	116,253
5.308% due 09/01/34 ” §	2,520,396	2,515,613
5.409% due 01/01/36 ” §	1,576,860	1,639,521
5.437% due 02/01/33 ” §	873,281	862,594
5.500% due 12/01/14 - 01/13/39 † ” ±	1,668,237,162	1,712,077,326
5.542% due 01/01/25 ” §	103,590	102,931
5.570% due 02/01/33 ” §	30,771	29,996
5.576% due 01/01/23 ” §	194,474	194,540
6.000% due 04/01/16 - 01/13/39 † ” ±	1,610,807,791	1,658,719,690
6.394% due 08/01/36 ” §	5,266,103	5,407,666
6.500% due 01/01/13 - 01/13/39 ” ±	18,141,396	18,872,877

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
6.825% due 08/01/09 ”	$896,532	$899,851
8.000% due 05/01/30 - 08/01/30 ” ±	21,970	23,342

		4,776,668,968

Federal Housing Authority - 0.0%

6.896% due 07/01/20 ”	314,640	316,904
7.430% due 09/01/19 - 12/01/23 ” ±	1,295,598	1,312,154

		1,629,058

Freddie Mac - 16.1%

4.000% due 07/01/18 ”	4,400	4,505
4.826% due 01/01/28 ” §	54,792	54,422
5.000% due 01/13/39 ”	204,000,000	208,494,324
5.302% due 09/01/35 ” §	14,168,959	14,361,585
5.314% due 05/01/23 ” §	15,504	15,450
5.500% due 03/01/23 - 02/12/39 ” ±	469,317,099	479,166,045
5.590% due 03/01/32 ” §	449,944	449,116
5.890% due 05/01/32 ” §	81,416	82,359
5.924% due 03/01/32 ” §	239,464	241,291
5.993% due 07/01/32 ” §	122,620	122,654
6.000% due 03/03/18 - 10/01/22 ” ±	4,421,222	4,580,199
6.416% due 06/01/17 ” §	8,337	8,404
6.500% due 01/01/15 - 05/01/17 ” ±	3,058,261	3,177,653

		710,758,007

Government National Mortgage Association - 3.8%

4.625% due 07/20/23 - 09/20/32 ” § ±	1,534,980	1,503,833
4.750% due 03/20/32 ” §	113,706	111,814
5.000% due 03/20/32 - 01/20/33 ” § ±	520,808	512,291
5.125% due 08/20/20 - 12/20/32 ” § ±	2,571,013	2,539,657
5.250% due 03/20/28 - 03/20/29 ” § ±	52,400	52,046
5.375% due 05/20/22 - 06/20/32 ” § ±	5,565,933	5,553,685
5.500% due 03/20/33 ” §	525,366	520,095
5.625% due 11/20/24 ” §	154,716	156,612
5.750% due 03/20/29 ” §	50,766	50,702
6.000% due 08/15/31 - 01/21/39 ” ±	12,909,705	13,323,633
6.500% due 01/21/39 ”	134,000,000	139,339,096
7.500% due 04/15/30 - 12/15/31 ” ±	180,405	191,324
8.000% due 12/15/29 - 08/15/32 ” ±	979,615	1,045,652
8.500% due 09/15/16 - 01/15/31 ” ±	1,158,090	1,252,823
9.000% due 02/15/17 - 04/15/20 ” ±	24,720	26,467
10.000% due 05/15/19 - 02/15/25 ” ±	27,139	30,159

		166,209,889

Total Mortgage-Backed Securities (Cost $6,196,143,300)		6,165,835,341

ASSET-BACKED SECURITIES - 2.4%

Access Group Inc
4.835% due 10/27/25 ” §	30,000,000	27,587,160
Aurum Ltd CLO (Cayman)
5.183% due 04/15/14 ~ ” §	7,432,477	7,011,690
Bank of America Credit Card Trust
1.895% due 12/15/14 ” §	28,100,000	23,424,556
Citibank Omni Master Trust
1.608% due 12/23/13 ~ ” §	32,400,000	30,790,783
ContiMortgage Home Equity Trust
6.970% due 12/25/13 ” §	247	245
Countrywide Asset-Backed Certificates
0.501% due 01/25/46 ” §	87,549	86,655
0.521% due 12/25/46 ” §	614,386	597,553
0.531% due 09/25/46 ” §	4,920	4,852
Delta Funding Home Equity Loan Trust
7.030% due 08/15/30 ”	82,810	82,687
Fremont Home Loan Trust
0.571% due 05/25/36 ” §	20,411	19,791
GE-WMC Mortgage Securities LLC
0.511% due 08/25/36 ” §	23,660	22,245
IMC Home Equity Loan Trust
6.340% due 08/20/29 ” §	57,182	56,992
Long Beach Mortgage Loan Trust
0.521% due 08/25/36 ” §	15,798	15,143
0.751% due 10/25/34 ” §	17,007	5,784
Mid-State Trust
7.340% due 07/01/35 ”	1,941,504	1,910,296
7.791% due 03/15/38 ”	748,315	655,514
8.330% due 04/01/30 ”	3,791,252	3,342,843
Morgan Stanley Asset-Backed Securities Capital I
0.511% due 07/25/36 ” §	2,875	2,845
New Century Home Equity Loan Trust
0.541% due 08/25/36 ” §	1,508	1,491
Oakwood Mortgage Investors Inc (IO)
6.000% due 08/15/09 ” ж	448,000	14,039
Renaissance Home Equity Loan Trust
0.911% due 08/25/33 ” §	654,160	469,247
Saxon Asset Securities Trust
0.991% due 08/25/32 ” §	5,624	5,521
SLM Student Loan Trust
3.985% due 01/25/17 ” §	4,000,000	3,532,459
Small Business Administration
4.754% due 08/10/14 ”	2,456,097	2,469,027
7.640% due 03/10/10 ”	19,407	19,967
8.017% due 02/10/10 ”	100,769	103,721
Structured Asset Securities Corp
0.761% due 01/25/33 ” §	43,087	32,524
Wells Fargo Home Equity Trust
0.521% due 01/25/37 ” §	565,443	544,260

Total Asset-Backed Securities (Cost $113,291,815)		102,809,890

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 0.7%

Fannie Mae
5.000% due 07/29/19	$17,000,000	$19,853,450
Freddie Mac
4.875% due 06/13/18 †	3,500,000	4,030,274
5.000% due 12/14/18 †	4,700,000	4,881,162
Small Business Administration Participation Certificates
6.120% due 09/01/21 “	2,135,973	2,230,724

Total U.S. Government Agency Issues (Cost $27,162,812)		30,995,610

U.S. TREASURY OBLIGATIONS - 6.4%

U.S. Treasury Inflation Protected Securities - 6.4%

0.875% due 04/15/10 ^	13,991,664	13,269,967
1.625% due 01/15/15 ^	19,927,100	18,557,358
1.750% due 01/15/28 ^	5,428,401	5,024,209
2.000% due 01/15/14 ^	18,741,618	17,941,953
2.000% due 07/15/14 ^	44,681,176	42,420,845
2.000% due 01/15/26 † ^	29,907,922	28,181,218
2.375% due 01/15/25 † ^	73,453,664	70,670,640
2.500% due 07/15/16 ^	12,807,729	12,824,857
2.625% due 07/15/17 ^	21,659,190	22,401,848
3.500% due 01/15/11 ^	50,847,480	50,353,344

		281,646,239

Total U.S. Treasury Obligations (Cost $281,518,349)		281,646,239

FOREIGN GOVERNMENT BONDS & NOTES - 4.9%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/12	BRL 449,960,000	178,914,694
10.000% due 01/01/17	56,000,000	20,155,276
Hydro Quebec (Canada)
8.625% due 06/15/29	$1,000,000	1,639,280
Province of Quebec (Canada)
7.500% due 07/15/23	2,495,000	3,363,178
Province of Saskatchewan (Canada)
8.500% due 07/15/22	340,000	543,491
Republic of Panama (Panama)
6.700% due 01/26/36	10,935,000	9,896,175
Republic of South Africa (South Africa)
5.875% due 05/30/22	1,125,000	932,321
7.375% due 04/25/12	320,000	317,600
State of Qatar (Qatar)
9.500% due 05/21/09 ~	230,000	232,875
Ukraine Government Bond (Ukraine)
6.875% due 03/04/11 ~	570,000	302,100
7.650% due 06/11/13 ~	1,100,000	484,000

Total Foreign Government Bonds & Notes (Cost $281,852,072)		216,780,990

MUNICIPAL BONDS - 3.3%

Auburn University AL ‘A’
5.000% due 04/01/29	5,015,000	4,865,553
Badger Tobacco Asset Securitization Corp WI
6.125% due 06/01/27	2,050,000	1,819,211
Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.875% due 06/01/47	7,100,000	3,863,536
California Educational Facilities Authority ‘A’
5.000% due 10/01/33	1,200,000	1,353,816
Chicago Transit Authority IL ‘A’
6.899% due 12/01/40	7,200,000	7,389,072
Chicago Transit Authority IL ‘B’
6.300% due 12/01/21	800,000	804,520
6.899% due 12/01/40	6,800,000	6,978,568
Clovis Unified School District CA ‘B’
0.000% due 08/01/24	3,000,000	1,157,460
Cook County School District No 123 IL
0.000% due 12/01/21	2,290,000	1,118,688
Escondido Union High School District CA
0.000% due 11/01/20	2,655,000	1,309,791
Georgia State Road & Tollway Authority
5.125% due 03/01/20	4,000,000	4,136,640
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	1,800,000	899,334
5.750% due 06/01/47	3,000,000	1,672,920
Golden State Tobacco Securitization Corp CA ‘A2’
0.000% due 06/01/37 §	3,200,000	1,131,328
Hamilton OH School Districts Gas Supply Revenue
7.740% due 02/01/12	4,400,000	4,598,836
Honolulu City & County HI ‘A’
5.000% due 07/01/23 ♦	3,080,000	3,121,241
Huntington Beach Union High School District CA
0.000% due 08/01/32	10,000,000	2,184,200
Illinois Health Facilities Authority
6.125% due 11/15/22	1,000,000	1,080,010
Lee County Florida Apartment Revenue ‘A’
6.000% due 10/01/29	1,000,000	856,270
Los Angeles Community College District CA
5.000% due 08/01/32	3,900,000	3,660,384
Los Angeles Unified School District CA ‘A1’
4.500% due 07/01/24	7,100,000	6,427,914
Metropolitan Pier & Exposition Authority IL ‘A’
0.000% due 06/15/29	4,000,000	1,178,160
Modesto High School District Stanislaus County CA ‘A’
0.000% due 08/01/26	4,000,000	1,331,480
Monrovia Unified School District CA ‘B’
0.000% due 08/01/23	3,175,000	1,282,446
Northern Tobacco Securitization Corp AK ‘A’
5.000% due 06/01/46	3,500,000	1,690,150
Palomar Community College District CA ‘A’
4.750% due 05/01/32	400,000	342,700
Pierce County School District WA
5.000% due 12/01/23 ♦	3,000,000	3,030,960
Puerto Rico Commonwealth ‘A’
5.125% due 07/01/31	500,000	426,064
State of California
4.500% due 08/01/28	6,800,000	5,527,176
5.000% due 06/01/32	1,000,000	867,920
5.000% due 11/01/37	3,550,000	3,023,712
5.000% due 12/01/37	4,400,000	3,747,348
State of Florida
5.250% due 07/01/37	2,000,000	1,936,840
State of Washington ‘D’
5.000% due 01/01/33	3,200,000	3,091,552
Texas State Transportation Commission ‘A’
4.750% due 04/01/24	10,000,000	9,881,800
Texas State Transportation Commission Mobility Fund
4.750% due 04/01/37	19,200,000	17,669,184

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
Texas State Transportation Commission Mobility Fund ‘A’
4.750% due 04/01/35	$4,800,000	$4,364,064
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	9,655,000	5,533,377
Tobacco Settlement Financing Corp LA ‘B’
5.875% due 05/15/39	4,935,000	3,078,798
Tobacco Settlement Financing Corp NJ ‘1A’
5.000% due 06/01/41	12,400,000	6,029,376
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	1,890,295
6.250% due 06/01/42	900,000	574,506
Tobacco Settlement Revenue Management SC ‘B’
6.000% due 05/15/22	5,560,000	5,806,975
University of Arkansas
5.000% due 11/01/36	2,100,000	2,035,446
University of California ‘D’
5.000% due 05/15/41	800,000	730,800

Total Municipal Bonds (Cost $164,451,464)		145,500,421

PURCHASED OPTIONS - 1.6%

(See Note (i) to Notes to Schedule of Investments)
(Cost $23,039,979)		71,159,188

SHORT-TERM INVESTMENTS - 12.5%

U.S. Treasury Bills - 11.8%

0.005% due 03/19/09 ‡	16,180,000	16,178,738
0.006% due 03/12/09 ‡	18,620,000	18,618,901
0.006% due 03/12/09 ‡	6,650,000	6,649,608
0.022% due 01/22/09 ‡	10,690,000	10,690,011
0.025% due 04/09/09 ‡	1,080,000	1,079,680
0.040% due 03/26/09 ‡	79,370,000	79,362,857
0.059% due 03/05/09 ‡	25,040,000	25,035,818
0.097% due 02/26/09 ‡	44,970,000	44,968,022
0.149% due 02/12/09 ‡	20,050,000	20,049,358
0.150% due 02/19/09 ‡	10,390,000	10,389,657
0.220% due 04/29/09	6,080,000	6,078,857
0.220% due 06/11/09	1,930,000	1,928,954
0.226% due 06/11/09 ‡	6,960,000	6,956,228
0.239% due 01/29/09 ‡	83,400,000	83,398,165
0.242% due 01/02/09 ‡	91,490,000	91,490,000
0.329% due 01/15/09 ‡	4,730,000	4,729,995
0.800% due 03/12/09 ‡	29,750,000	29,747,650
0.800% due 06/04/09 ‡	59,780,000	59,754,416
0.980% due 05/15/09 ‡	1,910,000	1,909,442

		519,016,357

Time Deposit - 0.1%

State Street Bank & Trust Co 0.050% due 01/02/09	3,630,000	3,630,000

Repurchase Agreement - 0.6%

JPMorgan Securities Inc 0.020% due 01/02/09 (Dated 12/31/08, repurchase price of $26,000,029; collateralized by U.S. Treasury Notes: 4.625% due 02/15/17 and market value $26,053,243)	26,000,000	26,000,000

Total Short-Term Investments (Cost $548,634,905)		548,646,357

	Shares
TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 206.1% (Cost $9,433,683,821)		9,088,901,916

SECURITIES LENDING COLLATERAL - 7.1%

The Mellon GSL DBT II Collateral Fund 1.670% + Ä	323,273,095	313,251,629
The Mellon GSL Reinvestment Trust II 0.000% + ¤	10,499,043	272,975

Total Securities Lending Collateral (Cost $333,772,138)		313,524,604

TOTAL INVESTMENTS - 213.2% (Cost $9,767,455,959)		9,402,426,520

OTHER ASSETS & LIABILITIES, NET - (113.2%)		(4,993,199,375)

NET ASSETS - 100.0%		$4,409,227,145

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	139.8%
Corporate Bonds & Notes	32.0%
Short-Term Investments & Securities Lending Collateral	19.6%
U.S. Treasury Obligations	6.4%
Foreign Government Bonds & Notes	4.9%
Municipal Bonds	3.3%
Asset-Backed Securities	2.4%
Convertible Preferred Stocks	1.6%
Purchased Options	1.6%
Senior Loan Notes	0.9%
U.S. Government Agency Issues	0.7%
Equity Securities	0.0%

213.2%
Other Assets & Liabilities, Net	(113.2%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(b)	As of December 31, 2008, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA / U.S. Government & Agency Issues	81.4%
A-1 (Short-term Debt only)	0.1%
AA	5.3%
A	6.6%
BBB	4.9%
BB	0.6%
B	0.6%
CCC	0.1%
Not Rated	0.4%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $313,524,604 or 7.1% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(e)	Securities with a total aggregate market value of $4,855,280 or 0.1% of the net assets were in default as of December 31, 2008.

(f)	1.9% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(g)	Forward foreign currency contracts outstanding as of December 31, 2008 were as follows:

				Unrealized
				Appreciation
Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Sell	AUD	28,964,297	01/09	($1,364,976)
Sell	BRL	396,934,250	02/09	2,583,936
Sell	BRL	92,335,877	02/09	(1,200,166)
Buy	CAD	1,916,000	01/09	(22,640)
Sell	CAD	1,916,000	01/09	(3,503)
Buy	CLP	1,079,700,000	05/09	(5,200)
Sell	CLP	1,079,700,000	05/09	(38,283)
Buy	CNY	241,982,734	07/09	(2,542,624)
Sell	CNY	139,763,172	07/09	(399,357)
Buy	CNY	8,368,200	09/09	3,152
Buy	CNY	73,349,972	09/09	(50,332)
Buy	DKK	118,437,700	02/09	(144,435)
Buy	DKK	56,167,770	02/09	20,684
Sell	DKK	233,202,000	02/09	(3,570,857)
Buy	EUR	20,056,000	01/09	1,530,746
Buy	EUR	736,000	01/09	(29,720)
Sell	EUR	43,499,000	01/09	(5,355,333)
Buy	GBP	4,942,000	01/09	(280,309)
Sell	GBP	38,038,000	01/09	1,716,519
Buy	INR	45,287,591	04/09	19,660
Sell	INR	45,287,591	04/09	(58,834)
Sell	JPY	3,331,797,980	01/09	(1,909,349)
Buy	MXN	361,430	05/09	(1,560)
Sell	MXN	361,430	05/09	823
Buy	MYR	41,209,917	02/09	233,963
Sell	MYR	41,209,917	02/09	(483,262)
Buy	MYR	32,352,170	04/09	158,177
Sell	MYR	32,352,170	04/09	(442,659)
Buy	PHP	115,995,850	02/09	(142,189)
Buy	PHP	62,900,000	02/09	20,459
Sell	PHP	178,895,850	02/09	(322,123)
Buy	PHP	58,263,100	05/09	9,702
Buy	PHP	34,538,400	05/09	(4,653)
Sell	PHP	92,801,500	05/09	(172,751)
Buy	PHP	4,500,000	12/10	(13,266)
Sell	PHP	4,500,000	12/10	5,840
Buy	PLN	45,348,534	05/09	(4,976,317)
Sell	PLN	45,348,534	05/09	5,285,879
Buy	RUB	735,302,051	05/09	(8,933,794)
Sell	RUB	735,302,051	05/09	9,416,659
Buy	SGD	4,879,736	01/09	64,990
Sell	SGD	4,879,736	01/09	(114,634)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

				Unrealized
				Appreciation
Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Buy	SGD	25,270,292	04/09	$290,361
Sell	SGD	25,270,292	04/09	(852,839)
Buy	SGD	3,297,792	07/09	4,976
Sell	SGD	3,297,792	07/09	(106,778)
Buy	TWD	43,257,490	02/09	(90,040)
Sell	TWD	43,257,490	02/09	(19,473)

				($12,285,730)

(h)	The amount of $37,105,100 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

3-Month Euribor (03/09)	254	EUR 254,000,000	$2,681,707
3-Month Euribor (06/09)	151	151,000,000	1,699,737
Eurodollar (03/09)	3,663	$3,663,000,000	19,540,738
Eurodollar (06/09)	4,935	4,935,000,000	26,872,752
Eurodollar (09/09)	3,376	3,376,000,000	16,931,318
Eurodollar (12/09)	940	940,000,000	4,868,132
Eurodollar (03/10)	872	872,000,000	4,572,785
Eurodollar (06/10)	48	48,000,000	266,144
Eurodollar (09/10)	48	48,000,000	274,774
United Kingdom 90-Day LIBOR Sterling Interest Rate (03/09)	2,678	GBP1,339,000,000	23,651,566
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/09)	675	337,500,000	5,831,167
United Kingdom 90-Day LIBOR Sterling Interest Rate (09/09)	962	481,000,000	7,730,520
U.S. Treasury 2-Year Notes (03/09)	414	$82,800,000	586,571
U.S. Treasury 5-Year Notes (03/09)	4,614	461,400,000	(622,793)
U.S. Treasury 10-Year Notes (03/09)	2,762	276,200,000	1,311,898

			$116,197,016

(i)	Purchased options outstanding as of December 31, 2008 were as follows:
Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Cost	Value

Call — OTC 2-Year Interest Rate Swap	Pay	3.150%	02/02/09	RBS	$186,600,000	$2,015,280	$5,845,432
Call — OTC 2-Year Interest Rate Swap	Pay	3.500%	02/02/09	BRC	132,300,000	1,426,530	5,053,595
Call — OTC 2-Year Interest Rate Swap	Pay	3.600%	07/02/09	RBS	72,800,000	699,790	2,673,580
Call — OTC 2-Year Interest Rate Swap	Pay	3.450%	08/03/09	BRC	71,800,000	782,620	2,381,821
Call — OTC 2-Year Interest Rate Swap	Pay	3.450%	08/03/09	RBS	177,000,000	1,784,160	5,871,621
Call — OTC 2-Year Interest Rate Swap	Pay	3.500%	08/03/09	RBS	551,500,000	5,714,919	18,807,253

	Based on 3-Month
	EUR-LIBOR
Call — OTC 2-Year Interest Rate Swap	Pay	4.070%	09/14/09	DUB	EUR 355,500,000	1,842,245	11,249,099

						$14,265,544	$51,882,401

Options on Exchange-Traded Futures Contracts

		Expiration	Counter-	Number of
Description	Exercise Price	Date	party	Contracts	Cost	Value

Put — CME 2-Year U.S. Treasury Note Futures (03/09)	$83.50	02/20/09	CIT	299	$5,419	$1,495
Put — CME 5-Year U.S. Treasury Note Futures (03/09)	83.50	02/20/09	CIT	1,141	11,767	8,913
Put — CME 5-Year U.S. Treasury Note Futures (03/09)	85.00	02/20/09	CIT	328	5,945	2,562
Put — CME 5-Year U.S. Treasury Note Futures (03/09)	86.00	02/20/09	CIT	1,106	11,406	8,640
Put — CBOT 10-Year U.S. Treasury Note Futures (03/09)	90.00	02/20/09	CIT	2,762	50,061	43,156
Put — CME 2-Year U.S. Treasury Note Futures (03/09)	90.00	02/20/09	CIT	115	2,084	575
Put — CME 5-Year U.S. Treasury Note Futures (03/09)	94.00	02/20/09	CIT	230	4,169	1,797

					$90,851	$67,138

Options on Securities

		Expiration	Counter-	Notional
Description	Strike Price	Date	party	Amount	Cost	Value

Put — OTC Fannie Mae 6.000% due 01/13/39 ж	$57.00	01/06/09	CSF	$390,000,000	$45,703	$390
Put — OTC Fannie Mae 6.000% due 01/13/39 ж	63.00	01/06/09	MER	325,000,000	38,086	325
Put — OTC Government National Mortgage Association 6.000% due 01/21/39 ж	60.00	01/14/09	MER	7,000,000	820	7

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Options on Securities

		Expiration	Counter-	Notional
Description	Strike Price	Date	party	Amount	Cost	Value

Put — OTC Fannie Mae 6.000% due 01/21/39 ж	$81.00	01/14/09	MER	$4,000,000	$469	$4
Put — OTC Fannie Mae 6.000% due 02/12/39 ж	64.00	02/05/09	MER	173,800,000	20,367	174
Put — OTC Fannie Mae 5.500% due 02/12/39 ж	66.00	02/05/09	MER	600,000,000	70,312	600
Put — OTC Fannie Mae 5.500% due 02/12/39 ж	75.50	02/05/09	CSF	200,000,000	23,437	200
Put — OTC Fannie Mae 5.500% due 02/12/39 ж	80.00	02/05/09	MER	80,000,000	9,375	80
Put — OTC Fannie Mae 6.000% due 02/12/39 ж	89.00	02/05/09	MER	525,000,000	61,523	525

					$270,092	$2,305

Foreign Currency Options

	Exercise	Expiration	Counter-	Notional
Description	Price	Date	party	Amount	Cost	Value

Call — OTC Japanese yen versus U.S. dollar ж	JPY 104.00	03/17/10	JPM	$39,000,000	$1,795,060	$296,595
Put — OTC Japanese yen versus U.S. dollar ж	104.00	03/17/10	JPM	39,000,000	1,524,840	6,412,575
Call — OTC Japanese yen versus U.S. dollar ж	105.20	03/31/10	RBS	6,800,000	286,280	45,152
Put — OTC Japanese yen versus U.S. dollar ж	105.20	03/31/10	RBS	6,800,000	286,280	1,203,382
Call — OTC Japanese yen versus U.S. dollar ж	105.40	03/31/10	RBS	19,900,000	834,811	128,773
Put — OTC Japanese yen versus U.S. dollar ж	105.40	03/31/10	RBS	19,900,000	834,811	3,562,001
Call — OTC U.S. dollar versus Euro ж	$1.38	05/21/10	CSF	EUR 4,000,000	198,255	515,012
Put — OTC U.S. dollar versus Euro ж	1.38	05/21/10	CSF	4,000,000	198,255	469,696
Call — OTC U.S. dollar versus Euro ж	1.38	05/21/10	MSC	9,700,000	463,411	1,248,904
Put — OTC U.S. dollar versus Euro ж	1.38	05/21/10	MSC	9,700,000	463,411	1,139,014
Call — OTC U.S. dollar versus Euro ж	1.38	06/03/10	MSC	10,300,000	493,577	1,340,576
Put — OTC U.S. dollar versus Euro ж	1.38	06/03/10	MSC	10,300,000	493,578	1,223,898
Call — OTC Japanese yen versus Euro ж	JPY 148.40	06/03/10	CSF	4,800,000	270,186	177,360
Put — OTC Japanese yen versus Euro ж	148.40	06/03/10	CSF	4,800,000	270,737	1,444,406

					$8,413,492	$19,207,344

Total Purchased Options					$23,039,979	$71,159,188

(j)	Transactions in written options for the year ended December 31, 2008 were as follows:

		Notional Amount	Notional Amount
	Number of Contracts	in $	in EUR	Premium

Outstanding, December 31, 2007	7,858	1,438,000,000	—	$23,606,167
Call Options Written	2,879	677,200,000	115,000,000	22,423,151
Put Options Written	5,841	85,500,000	—	4,716,300
Call Options Expired	(3,557)	(18,000,000)	—	(2,750,284)
Put Options Expired	(5,800)	(18,000,000)	—	(4,171,624)
Call Options Repurchased	(5,428)	(1,615,900,000)	—	(27,392,737)

Outstanding, December 31, 2008	1,793	548,800,000	115,000,000	$16,430,973

(k)	Premiums received and value of written options outstanding as of December 31, 2008:
Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value

Call — OTC 7-Year Interest Rate Swap	Receive	4.250%	02/02/09	RBS	$62,200,000	$1,875,330	$7,519,918
Call — OTC 5-Year Interest Rate Swap	Receive	4.300%	02/02/09	BRC	500,000	10,925	50,309
Call — OTC 7-Year Interest Rate Swap	Receive	4.600%	02/02/09	BRC	29,000,000	930,900	4,162,167
Call — OTC 5-Year Interest Rate Swap	Receive	4.200%	07/02/09	RBS	31,600,000	698,360	2,854,238
Call — OTC 5-Year Interest Rate Swap	Receive	4.150%	08/03/09	BRC	31,200,000	783,120	2,719,610
Call — OTC 5-Year Interest Rate Swap	Receive	4.300%	08/03/09	RBS	239,800,000	5,752,203	22,488,204
Call — OTC 7-Year Interest Rate Swap	Receive	4.400%	08/03/09	RBS	59,000,000	1,850,633	7,302,725
Put — OTC 5-Year Interest Rate Swap	Pay	2.750%	05/22/09	BRC	32,000,000	248,450	344,608
Put — OTC 5-Year Interest Rate Swap	Pay	2.750%	05/22/09	DUB	17,500,000	119,137	188,458
Put — OTC 5-Year Interest Rate Swap	Pay	2.750%	05/22/09	MER	7,000,000	66,500	75,383
Put — OTC 5-Year Interest Rate Swap	Pay	2.750%	05/22/09	RBS	11,000,000	78,100	118,459

	Based on 3-Month
	EUR-LIBOR
Call — OTC 7-Year Interest Rate Swap	Receive	4.250%	09/14/09	DUB	EUR 115,000,000	1,695,770	7,861,850

						$14,109,428	$55,685,929

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Options on Exchange-Traded Futures Contracts

		Expiration	Counter-	Number of
Description	Exercise Price	Date	party	Contracts	Premium	Value

Put — CME Eurodollar Futures (03/09)	$98.00	03/16/09	CIT	95	$24,700	$5,344
Put — CME Eurodollar Futures (03/09)	98.00	03/16/09	CSF	203	57,855	11,419
Put — CME Eurodollar Futures (03/09)	98.25	03/16/09	CIT	202	89,510	17,675
Put — CME Eurodollar Futures (03/09)	98.50	03/16/09	CIT	293	49,867	42,119
Put — CME Eurodollar Futures (03/09)	98.50	03/16/09	CSF	226	27,204	32,487
Put — CME 5-Year U.S. Treasury Note Futures (03/09)	118.00	02/20/09	CIT	547	321,994	465,804
Put — CBOT 10-Year U.S. Treasury Note Futures (03/09)	124.00	02/20/09	CIT	227	276,915	372,422

					$848,045	$947,270

Foreign Currency Options

		Expiration	Counter-	Notional
Description	Exercise Price	Date	party	Amount	Premium	Value

Call — OTC Japanese yen versus U.S. dollar ж	JPY 104.00	03/17/10	CSF	$14,000,000	$736,750	$106,469
Put — OTC Japanese yen versus U.S. dollar ж	104.00	03/17/10	CSF	14,000,000	736,750	2,301,951

					$1,473,500	$2,408,420

Total Written Options					$16,430,973	$59,041,619

(l)	The amount of $7,000,000 in cash and securities with an aggregate market value of $360,039,052 were pledged as collateral for swap contracts as of December 31, 2008.

(m)	Swap agreements outstanding as of December 31, 2008 were as follows:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	(Pay)	Expiration	Counter-	Spread at	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

DaimlerChrysler NA Holdings 5.750% due 09/08/11 ж	(0.580%)	09/20/11	BRC	5.362%	$8,000,000	$897,353	$—	$897,353
Time Warner Inc 5.500% due 11/15/11 ж	(0.310%)	12/20/11	BOA	1.397%	4,000,000	123,470	—	123,470
BHP Billiton Finance Ltd 5.125% due 03/29/12	(0.135%)	03/20/12	BOA	2.350%	3,000,000	198,753	—	198,753
XL Capital Ltd 6.500% due 01/15/12 ж	(0.205%)	03/20/12	BRC	10.143%	5,300,000	1,249,751	—	1,249,751
Nabors Industries Ltd 5.375% due 08/15/12 ж	(0.470%)	06/20/12	CSF	4.166%	1,500,000	169,011	—	169,011
Nabors Industries Ltd 0.000% due 02/05/21 ж	(0.470%)	06/20/12	DUB	4.166%	1,500,000	169,011	—	169,011
Noble Corp 5.875% due 06/01/13 ж	(0.520%)	06/20/12	CSF	2.012%	5,700,000	275,334	—	275,334
Meadwestvaco Corp 6.850% due 04/01/12 ж	(0.520%)	06/20/12	RBS	2.250%	6,000,000	331,814	—	331,814
GlobalSantaFe Corp 5.000% due 02/15/13 ж	(0.530%)	06/20/12	CSF	0.830%	10,000,000	98,546	—	98,546
The Sherwin-Williams Co 7.375% due 02/01/27 ж	(0.300%)	12/20/12	BOA	1.500%	10,000,000	443,788	—	443,788
The Clorox Co 6.125% due 02/01/11 ж	(0.330%)	12/20/12	BOA	0.850%	500,000	9,794	—	9,794
Sealed Air Corp 5.625% due 07/15/13 ж	(0.580%)	09/20/13	MSC	5.000%	2,100,000	352,253	—	352,253
Bellsouth Corp 5.200% due 09/15/14 ж	(0.385%)	09/20/14	BRC	0.910%	9,100,000	251,599	—	251,599
Marsh & McLennan Cos Inc 5.375% due 07/15/14	(1.160%)	09/20/14	BRC	0.772%	4,000,000	(84,337)	—	(84,337)
CNA Financial Corp 5.850% due 12/15/14 ж	(0.470%)	12/20/14	CIT	3.758%	4,100,000	630,596	—	630,596
Everest Reinsurance Holdings Inc
5.400% due 10/15/14 ж	(0.535%)	12/20/14	BRC	1.717%	2,000,000	124,707	—	124,707
CNA Financial Corp 5.850% due 12/15/14 ж	(0.630%)	12/20/14	BOA	3.758%	5,000,000	731,259	—	731,259
The Black & Decker Corp 4.750% due 11/01/14 ж	(1.180%)	12/20/14	BRC	1.893%	6,000,000	217,216	—	217,216
Petro Canada 5.000% due 11/15/14 ж	(1.600%)	12/20/14	DUB	5.762%	3,000,000	545,918	—	545,918
Alcan Inc 5.000% due 06/01/15 ж	(0.420%)	06/20/15	JPM	3.850%	2,500,000	442,378	—	442,378
Marsh & McLennan Cos Inc 5.750% due 09/15/15	(1.180%)	09/20/15	BOA	0.795%	5,000,000	(120,262)	—	(120,262)
Johnson Controls Inc 5.500% due 01/15/16 ж	(0.760%)	03/20/16	RBS	4.784%	5,000,000	1,037,758	—	1,037,758
The Home Depot Inc 5.400% due 03/01/16 ж	(1.565%)	03/20/16	DUB	2.380%	5,000,000	230,860	—	230,860
Viacom Inc 6.250% due 04/30/16 ж	(0.750%)	06/20/16	DUB	3.579%	7,500,000	1,200,869	—	1,200,869
Westfield Group 5.700% due 10/01/16 ж	(0.590%)	12/20/16	CIT	8.152%	7,500,000	2,619,431	—	2,619,431
Masco Corp 6.125% due 10/03/16 ж	(0.915%)	12/20/16	CSF	4.240%	10,000,000	1,766,945	—	1,766,945
Sprint Nextel Corp 6.000% due 12/01/16 ж	(0.940%)	12/20/16	DUB	8.492%	5,000,000	1,562,981	—	1,562,981
Sprint Nextel Corp 6.000% due 12/01/16 ж	(0.980%)	12/20/16	JPM	8.492%	5,000,000	1,554,621	—	1,554,621
Macy’s Retail Holdings Inc 5.900% due 12/01/16 ж	(2.111%)	12/20/16	RBS	6.099%	5,000,000	921,596	—	921,596
AutoZone Inc 5.875% due 10/15/12 ж	(0.660%)	06/20/17	UBS	1.384%	3,900,000	196,156	—	196,156
Kimco Realty Corp REIT 5.700% due 5/01/17 ж	(0.730%)	06/20/17	BRC	7.026%	5,600,000	1,747,423	—	1,747,423
Prudential Financial Inc 6.100% due 06/15/17 ж	(0.870%)	06/20/17	BRC	6.155%	5,000,000	1,358,909	—	1,358,909
Liz Claiborne Inc 5.000% due 07/08/13 ж	(0.950%)	06/20/17	GSC	15.308%	5,000,000	1,990,669	—	1,990,669
CSX Corp 5.600% due 05/01/17 ж	(0.960%)	06/20/17	BRC	1.733%	5,000,000	269,970	—	269,970
Meadwestvaco Corp 6.850% due 04/01/12 ж	(1.090%)	06/20/17	BRC	2.207%	5,000,000	374,747	—	374,747
Meadwestvaco Corp 6.850% due 04/01/12 ж	(1.090%)	06/20/17	GSC	2.207%	20,000,000	1,498,990	—	1,498,990
Meadwestvaco Corp 6.850% due 04/01/12 ж	(1.090%)	06/20/17	RBS	2.207%	10,000,000	749,495	—	749,495
Rohm & Haas Co 6.000% due 09/15/17 ж	(0.580%)	09/20/17	UBS	1.576%	10,000,000	723,862	—	723,862
Kraft Foods Inc 6.500% due 08/11/17 ж	(0.590%)	09/20/17	DUB	0.924%	5,000,000	123,086	—	123,086
The Kroger Co 6.400% due 08/15/17 ж	(0.830%)	09/20/17	MSC	0.917%	5,000,000	30,946	—	30,946
Nucor Corp 5.750% due 12/01/17 ж	(0.450%)	12/20/17	BRC	1.428%	5,000,000	364,235	—	364,235

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

							Upfront
	Fixed Deal			Implied Credit			Premiums
	(Pay)	Expiration	Counter-	Spread at	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	Appreciation

Marks & Spencer Group PLC 6.250% due 12/01/17 ж	(0.950%)	12/20/17	RBS	4.353%	$10,000,000	$2,026,574	$—	$2,026,574
The Clorox Co 5.950% due 10/15/17 ж	(1.020%)	12/20/17	BOA	1.127%	5,000,000	38,826	—	38,826
Erac USA Finance Co 6.375% due 10/15/17 ж	(2.700%)	12/20/17	GSC	7.262%	5,000,000	1,184,589	—	1,184,589
Yum! Brands Inc 6.250% due 03/15/18 ж	(0.834%)	03/20/18	RBS	1.600%	7,500,000	420,695	—	420,695
Nabors Industries Ltd 6.150% due 02/15/18 ж	(1.020%)	03/20/18	GSC	4.436%	6,000,000	1,280,423	—	1,280,423
Target Corp 6.000% due 01/15/18 ж	(1.180%)	03/20/18	GSC	2.250%	5,000,000	374,863	—	374,863

						$32,707,471	$—	$32,707,471

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

SLM Corp 5.125% due 08/27/12	5.000%	06/20/09	MSC	11.542%	$1,700,000	($48,251)	$—	($48,251)
SLM Corp 5.125% due 08/27/12	5.600%	09/20/09	CIT	11.541%	21,000,000	(812,991)	—	(812,991)
Ford Motor Credit Co LLC 7.000% due 10/01/13	4.300%	06/20/10	JPM	13.652%	1,400,000	(166,116)	—	(166,116)
Nortel Networks Ltd 10.125% due 07/15/13	2.300%	06/20/12	CIT	96.580%	10,000,000	(7,490,003)	—	(7,490,003)
Merrill Lynch & Co Inc 5.000% due 01/15/15	0.920%	09/20/12	RBS	1.550%	100,000	(2,160)	—	(2,160)
Nortel Networks Ltd 4.250% due 09/01/08	2.850%	09/20/12	CIT	93.419%	5,000,000	(3,736,990)	—	(3,736,990)
Nortel Networks Ltd 10.125% due 07/15/13	3.200%	09/20/12	CIT	93.419%	5,000,000	(3,721,897)	—	(3,721,897)
General Electric Capital Corp 5.625% due 09/15/17 ж	4.000%	12/20/13	CIT	3.708%	4,600,000	60,523	—	60,523
General Electric Capital Corp 5.625% due 09/15/17 ж	4.200%	12/20/13	CIT	3.708%	11,400,000	243,892	—	243,892
General Electric Capital Corp 5.625% due 09/15/17 ж	4.230%	12/20/13	DUB	3.708%	7,700,000	174,247	—	174,247
General Electric Capital Corp 5.625% due 09/15/17 ж	4.325%	12/20/13	CIT	3.708%	7,200,000	191,103	—	191,103
General Electric Capital Corp 6.000% due 06/15/12 ж	4.400%	12/20/13	BRC	3.708%	13,400,000	397,054	—	397,054
General Electric Capital Corp 6.000% due 06/15/12 ж	4.500%	12/20/13	BRC	3.708%	16,900,000	570,364	—	570,364
General Electric Capital Corp 6.000% due 06/15/12 ж	4.700%	12/20/13	BRC	3.708%	13,500,000	566,814	—	566,814
General Electric Capital Corp 5.625% due 09/15/17 ж	4.850%	12/20/13	CIT	3.708%	5,900,000	284,167	—	284,167
General Electric Capital Corp 5.625% due 09/15/17 ж	4.900%	12/20/13	DUB	3.708%	2,800,000	147,104	—	147,104
Reynolds American Inc 7.625% due 06/01/16	1.280%	06/20/17	BOA	4.050%	3,600,000	(600,745)	—	(600,745)
Reynolds American Inc 7.625% due 06/01/16	1.280%	06/20/17	CIT	4.050%	3,500,000	(584,058)	—	(584,058)

						($14,527,943)	$—	($14,527,943)

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)

						Upfront
	Fixed Deal					Premiums
	(Pay)	Expiration	Counter-	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Appreciation

Bear Stearns Asset-Backed Securities Inc
2.471% due 12/25/35 ж	(2.250%)	12/25/35	UBS	$2,000,000	$1,937,975	$—	$1,937,975
BFC Genesee Ltd CDO 6.174% due 01/10/41 ж	(1.280%)	01/10/41	JPM	4,920,720	4,710,846	—	4,710,846

					$6,648,821	$—	$6,648,821

Credit Default Swaps on Asset-Backed Securities - Sell Protection (2)

Upfront
	Fixed Deal					Premiums
	Receive	Expiration	Counter-	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Depreciation

Bear Stearns Asset-Backed Securities Inc
2.471% due 12/25/35	2.550%	12/25/35	JPM	$2,000,000	($1,934,718)	$—	($1,934,718)

Credit Default Swaps on Credit Indices - Buy Protection (1)

						Upfront
	Fixed Deal					Premiums	Unrealized
	(Pay)	Expiration	Counter-	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX HY10 ж	(5.000%)	06/20/13	DUB	$7,300,000	$1,143,643	$529,250	$614,393
Dow Jones CDX HY10 ж	(5.000%)	06/20/13	MER	6,100,000	955,647	427,000	528,647
Dow Jones CDX HY10 ж	(5.000%)	06/20/13	MSC	3,500,000	548,322	253,750	294,572
Dow Jones CDX HY10 ж	(5.000%)	06/20/13	RBS	24,300,000	3,806,922	1,822,500	1,984,422
Dow Jones CDX IG9 10Y ж	(0.800%)	12/20/17	MSC	6,636,800	337,060	610,823	(273,763)

					$6,791,594	$3,643,323	$3,148,271

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Credit Default Swaps on Credit Indices - Sell Protection (2)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration	Counter-	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX NA EM3 Index	2.100%	06/20/10	MSC	$18,900,000	($677,173)	($491,400)	($185,773)
Dow Jones CDX NA HY-8 Index	0.483%	06/20/12	BRC	784,708	(51,830)	(305)	(51,525)
Dow Jones CDX NA HY-8 Index	2.080%	12/20/12	MER	7,847,080	(264,417)	—	(264,417)
Dow Jones CDX NA HY-9 Index	6.370%	12/20/12	MER	6,000,000	(701,263)	—	(701,263)
Dow Jones CDX IG10 5Y	0.463%	06/20/13	GSC	6,125,393	(19,399)	—	(19,399)
Dow Jones CDX IG10 5Y	0.530%	06/20/13	DUB	4,958,651	(1,203)	—	(1,203)
Dow Jones CDX IG11 5Y	1.500%	12/20/13	DUB	12,900,000	(251,722)	(298,512)	46,790
Dow Jones CDX IG11 5Y	5.000%	12/20/13	MSC	31,200,000	(6,235,945)	(7,685,795)	1,449,850
Dow Jones CDX NA IG5 Index	0.458%	12/20/15	MSC	5,600,000	(1,509,984)	—	(1,509,984)
Dow Jones CDX NA IG5 Index	0.460%	12/20/15	MSC	13,800,000	(3,718,765)	—	(3,718,765)
Dow Jones CDX IG9 10Y ж	0.548%	12/20/17	GSC	3,791,910	24,077	—	24,077
Home Equity Asset-Backed Securities Market Index	0.150%	08/25/37	DUB	7,000,000	(6,613,950)	(3,622,500)	(2,991,450)
Home Equity Asset-Backed Securities Market Index	0.150%	08/25/37	UBS	10,000,000	(9,448,500)	(5,150,000)	(4,298,500)
Home Equity Asset-Backed Securities Market Index	0.110%	05/25/46	GSC	15,000,000	(7,585,804)	(4,875,000)	(2,710,804)
CMBX NA AAA-3	0.080%	12/13/49	MSC	200,000	(59,608)	(29,976)	(29,632)

					($37,115,486)	($22,153,488)	($14,961,998)

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(2) The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid/	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

30-Day USD-CMM Rate	MER	Receive	5.000%	01/16/09	$39,600,000	($4,302,165)	$111,144	($4,413,309)
30-Day USD-CMM Rate	MER	Receive	4.500%	01/23/09	26,000,000	(1,524,816)	50,700	(1,575,516)
30-Day USD-CMM Rate	MER	Receive	5.000%	02/20/09	6,900,000	(755,560)	471,880	(1,227,440)
6-Month GBP-LIBOR	DUB	Pay	6.000%	03/20/09	GBP5,600,000	(1,911)	(22,980)	21,069
30-Day USD-CMM Rate	MER	Receive	5.500%	05/21/09	$5,000,000	(842,843)	22,580	(865,423)
3-Month Australian Bank Bill	CIT	Pay	7.000%	09/15/09	AUD 83,700,000	1,484,856	(162,208)	1,647,064
BRL-CDI-Compounded	MER	Pay	12.670%	01/04/10	BRL 52,200,000	152,635	—	152,635
BRL-CDI-Compounded	MSC	Pay	12.670%	01/04/10	438,900,000	1,283,362	334,327	949,035
6-Month Australian Bank Bill	DUB	Pay	7.000%	06/15/10	AUD 222,600,000	7,713,232	509,032	7,204,200
6-Month Australian Bank Bill	MSC	Pay	7.000%	06/15/10	113,000,000	3,917,140	100,401	3,816,739
3-Month USD-LIBOR	MSC	Pay	4.000%	06/17/10	$51,200,000	1,338,736	(137,472)	1,476,208
3-Month USD-LIBOR	RBS	Pay	4.000%	06/17/10	69,500,000	1,817,229	(162,978)	1,980,207
6-Month GBP-LIBOR	RBS	Pay	5.000%	09/15/10	GBP10,200,000	448,453	(321,396)	769,849
3-Month Australian Bank Bill	UBS	Pay	6.000%	09/15/10	AUD 43,200,000	727,201	(20,498)	747,699
France CPI Excluding Tobacco	BNP	Pay	2.090%	10/15/10	EUR 13,000,000	592,174	(29,507)	621,681
France CPI Excluding Tobacco	UBS	Pay	2.146%	10/15/10	17,600,000	936,569	7,539	929,030
3-Month USD-LIBOR	BRC	Pay	4.000%	12/16/10	$11,100,000	253,617	12,987	240,630
3-Month USD-LIBOR	BOA	Pay	4.000%	12/17/10	235,800,000	11,719,397	2,122,458	9,596,939
6-Month Australian Bank Bill	UBS	Pay	7.500%	03/15/11	AUD 157,600,000	8,266,395	619,079	7,647,316
3-Month USD-LIBOR	BOA	Pay	4.000%	06/17/11	$48,400,000	2,195,569	1,765,632	429,937
3-Month USD-LIBOR	BRC	Pay	4.000%	06/17/11	410,500,000	18,621,507	15,016,090	3,605,417
3-Month USD-LIBOR	DUB	Pay	4.000%	06/17/11	586,200,000	26,591,785	20,294,925	6,296,860
3-Month USD-LIBOR	MER	Pay	4.000%	06/17/11	48,700,000	2,209,178	1,599,232	609,946
3-Month USD-LIBOR	RBS	Pay	4.000%	06/17/11	525,400,000	23,833,715	12,021,152	11,812,563

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid/	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

6-Month Australian Bank Bill	RBS	Pay	6.250%	09/15/11	AUD 24,000,000	$727,617	$15,225	$712,392
BRL-CDI-Compounded	MSC	Pay	10.115%	01/02/12	BRL 140,100,000	(3,840,704)	(3,058,879)	(781,825)
BRL-CDI-Compounded	UBS	Pay	10.575%	01/02/12	57,600,000	(1,182,716)	(1,033,120)	(149,596)
BRL-CDI-Compounded	BRC	Pay	10.680%	01/02/12	55,800,000	(1,070,602)	(701,210)	(369,392)
BRL-CDI-Compounded	UBS	Receive	11.100%	01/02/12	104,400,000	1,435,971	—	1,435,971
BRL-CDI-Compounded	BRC	Receive	11.120%	01/02/12	30,000,000	405,082	—	405,082
BRL-CDI-Compounded	GSC	Receive	11.150%	01/02/12	95,000,000	1,246,928	—	1,246,928
BRL-CDI-Compounded	MER	Pay	12.540%	01/02/12	70,600,000	184,967	(359,262)	544,229
BRL-CDI-Compounded	MSC	Pay	12.540%	01/02/12	9,400,000	24,627	(63,169)	87,796
BRL-CDI-Compounded	UBS	Pay	12.540%	01/02/12	11,400,000	29,867	(56,175)	86,042
BRL-CDI-Compounded	HSB	Pay	14.765%	01/02/12	3,000,000	60,708	20,000	40,708
BRL-CDI-Compounded	MER	Pay	14.765%	01/02/12	9,300,000	188,193	39,058	149,135
France CPI Excluding Tobacco ж	BRC	Pay	1.948%	03/15/12	EUR 15,600,000	410,093	4,342	405,751
France CPI Excluding Tobacco ж	RBS	Pay	1.955%	03/28/12	3,200,000	75,834	—	75,834
France CPI Excluding Tobacco ж	RBS	Pay	1.950%	03/30/12	3,800,000	87,787	—	87,787
France CPI Excluding Tobacco ж	GSC	Pay	1.960%	03/30/12	3,400,000	102,068	—	102,068
France CPI Excluding Tobacco ж	BRC	Pay	1.960%	04/05/12	2,500,000	62,915	—	62,915
France CPI Excluding Tobacco	BNP	Pay	1.940%	04/10/12	4,900,000	129,585	—	129,585
France CPI Excluding Tobacco	RBS	Pay	1.940%	04/10/12	5,000,000	105,269	—	105,269
France CPI Excluding Tobacco ж	BRC	Pay	1.980%	04/30/12	3,700,000	91,719	—	91,719
6-Month GBP-LIBOR	RBS	Pay	5.100%	09/15/13	GBP 12,800,000	1,470,717	(24,088)	1,494,805
6-Month GBP-LIBOR	GSC	Pay	5.000%	09/17/13	96,300,000	10,427,299	828,023	9,599,276
3-Month USD-LIBOR	CIT	Pay	4.000%	12/17/13	$156,900,000	13,909,199	(1,259,250)	15,168,449
3-Month USD-LIBOR	MSC	Pay	4.000%	12/17/13	428,500,000	37,986,563	(8,085,295)	46,071,858
6-Month EUR-LIBOR	BNP	Pay	4.500%	03/18/14	EUR 9,200,000	721,057	(139,058)	860,115
6-Month GBP-LIBOR	DUB	Pay	5.000%	03/18/14	GBP 52,300,000	6,420,848	40,049	6,380,799
6-Month GBP-LIBOR	GSC	Pay	5.250%	03/18/14	2,700,000	376,022	(529)	376,551
6-Month GBP-LIBOR	RBS	Pay	5.250%	03/18/14	6,300,000	877,384	(4,938)	882,322
3-Month USD-LIBOR	CIT	Pay	4.000%	06/17/14	$1,700,000	137,378	109,361	28,017
6-Month GBP-LIBOR	MER	Pay	5.000%	06/15/16	GBP 7,800,000	1,221,595	234,532	987,063
3-Month USD-LIBOR	MSC	Receive	5.000%	12/17/18	$600,000	(129,829)	(28,368)	(101,461)
3-Month USD-LIBOR	RBS	Receive	5.000%	12/17/18	30,200,000	(6,534,728)	(804,803)	(5,729,925)
3-Month USD-LIBOR	BRC	Receive	4.000%	06/17/19	2,500,000	(293,326)	(206,250)	(87,076)
3-Month USD-LIBOR	RBS	Receive	4.000%	06/17/19	50,062,000	(5,873,796)	(3,030,862)	(2,842,934)
3-Month USD-LIBOR	DUB	Receive	5.000%	12/17/23	11,100,000	(3,030,480)	157,509	(3,187,989)
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/23	276,000,000	(75,352,468)	(1,338,107)	(74,014,361)
3-Month USD-LIBOR	CSF	Receive	4.000%	06/17/24	1,900,000	(263,842)	(229,786)	(34,056)
3-Month USD-LIBOR	BOA	Receive	5.000%	12/17/28	21,800,000	(7,339,001)	265,961	(7,604,962)
3-Month USD-LIBOR	BRC	Receive	5.000%	12/17/28	24,800,000	(8,348,955)	—	(8,348,955)
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/28	16,600,000	(5,588,414)	68,724	(5,657,138)
3-Month USD-LIBOR	MSC	Receive	5.000%	12/17/28	80,500,000	(27,100,440)	1,414,700	(28,515,140)
3-Month USD-LIBOR	RBS	Receive	5.000%	12/17/28	71,300,000	(24,003,247)	789,848	(24,793,095)
3-Month USD-LIBOR	CIT	Receive	3.000%	06/17/29	2,400,000	(50,715)	(204,840)	154,125
3-Month USD-LIBOR	DUB	Receive	3.000%	06/17/29	4,400,000	(92,977)	(271,635)	178,658
3-Month USD-LIBOR	RBS	Receive	3.000%	06/17/29	16,200,000	(342,327)	(757,350)	415,023
6-Month GBP-LIBOR	DUB	Receive	4.500%	12/15/35	GBP 35,900,000	(6,229,366)	904,256	(7,133,622)
3-Month USD-LIBOR	BOA	Receive	5.000%	12/17/38	$203,900,000	(92,913,372)	(1,455,029)	(91,458,343)
3-Month USD-LIBOR	BRC	Receive	5.000%	12/17/38	3,700,000	(1,686,020)	(340,400)	(1,345,620)
3-Month USD-LIBOR	CIT	Receive	5.000%	12/17/38	6,300,000	(2,870,791)	96,453	(2,967,244)
3-Month USD-LIBOR	DUB	Receive	5.000%	12/17/38	3,700,000	(1,688,905)	(302,845)	(1,386,060)
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/38	10,200,000	(4,647,947)	(1,092,035)	(3,555,912)
3-Month USD-LIBOR	MSC	Pay	5.000%	12/17/38	129,700,000	(58,799,698)	(1,116,955)	(57,682,743)
3-Month USD-LIBOR	RBS	Receive	5.000%	12/17/38	210,900,000	(96,103,139)	(6,660,681)	(89,442,458)

						($249,785,058)	$26,565,241	($276,350,299)

Total Swap Agreements								($265,270,395)

(n)	The amount of $1,430,000 in cash and securities with an aggregate market value of $3,249,733 were pledged as collateral for securities purchased on a delayed-delivery basis as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 0.1%

Financials - 0.1%

Bank of America Corp 7.250%	5,000	$3,250,000
Wachovia Corp 7.500%	3,200	2,400,000

		5,650,000

Total Convertible Preferred Stocks
(Cost $8,200,000)		5,650,000

	Principal
	Amount

CORPORATE BONDS & NOTES - 22.9%

Consumer Discretionary - 1.1%

AutoZone Inc
5.875% due 10/15/12	$2,000,000	1,775,892
6.500% due 01/15/14	5,000,000	4,471,630
6.950% due 06/15/16	5,000,000	4,428,635
7.125% due 08/01/18	5,000,000	4,587,510
Limited Brands Inc
6.900% due 07/15/17	1,000,000	607,646
Macy’s Retail Holdings Inc
5.875% due 01/15/13	2,000,000	1,408,682
5.900% due 12/01/16	2,000,000	1,215,898
7.450% due 07/15/17	1,000,000	579,625
Mandalay Resort Group
6.500% due 07/31/09	4,000,000	3,900,000
Nordstrom Inc
6.250% due 01/15/18	7,400,000	5,205,730
Omnicom Group Inc
5.900% due 04/15/16	1,250,000	1,016,465
President and Fellows of Harvard College
6.000% due 01/15/19 ~	3,600,000	3,907,015
Starwood Hotels & Resorts Worldwide Inc
6.250% due 02/15/13	3,000,000	2,071,719
6.750% due 05/15/18	3,900,000	2,148,065
The Black & Decker Corp
4.750% due 11/01/14	3,000,000	2,623,875
The Home Depot Inc
5.400% due 03/01/16	1,250,000	1,120,257
Viacom Inc
6.125% due 10/05/17	2,000,000	1,660,288

		42,728,932

Consumer Staples - 1.3%

Cadbury Schweppes US Finance LLC
5.125% due 10/01/13 ~	6,200,000	5,826,530
CVS Caremark Corp
2.503% due 06/01/10 §	10,100,000	9,296,919
HJ Heinz Co
5.350% due 07/15/13	5,000,000	4,965,300
Kraft Foods Inc
6.125% due 02/01/18	3,000,000	2,944,731
6.125% due 08/23/18	2,000,000	1,975,290
Phillip Morris International Inc
5.650% due 05/16/18	13,600,000	13,506,364
Reynolds American Inc
2.696% due 06/15/11 §	8,200,000	6,643,632
UST Inc
6.625% due 07/15/12	8,900,000	8,369,008

		53,527,774

Energy - 1.2%

El Paso Performance-Linked Trust
7.750% due 07/15/11 ~	1,000,000	870,750
Gaz Capital SA (Russia)
7.343% due 04/11/13 ~	1,200,000	978,000
8.146% due 04/11/18 ~	2,700,000	1,917,000
NGPL PipeCo LLC
6.514% due 12/15/12 ~	14,900,000	14,152,378
Rockies Express Pipeline LLC
5.100% due 08/20/09 ~ §	22,200,000	22,215,140
Spectra Energy Capital LLC
5.668% due 08/15/14	5,200,000	4,566,260
Suncor Energy Inc (Canada)
6.100% due 06/01/18	2,800,000	2,416,999

		47,116,527

Financials - 16.5%

Ace INA Holdings Inc
5.800% due 03/15/18	5,300,000	4,777,955
Allstate Life Global Funding II
2.823% due 05/21/10 §	32,800,000	29,317,099
Allstate Life Global Funding Trusts
5.375% due 04/30/13	14,700,000	14,484,395
American Express Bank FSB
1.459% due 06/12/09 §	15,500,000	15,092,412
5.500% due 04/16/13	5,100,000	4,835,432
6.000% due 09/13/17	10,000,000	9,380,790
American Express Centurion Bank
6.000% due 09/13/17	10,000,000	9,380,790
American Express Co
7.000% due 03/19/18	8,550,000	8,659,833
8.150% due 03/19/38	2,460,000	2,829,522
American International Group Inc
4.700% due 10/01/10	1,100,000	972,213
5.600% due 10/18/16	800,000	537,589
8.175% due 05/15/68 ~ §	7,900,000	3,077,018
8.250% due 08/15/18 ~	4,900,000	3,591,695
8.625% due 05/22/38 ~ § ж	GBP 1,400,000	684,370
Asian Development Bank (Philippines)
5.820% due 06/16/28	$2,050,000	2,822,317
Bank of America Corp
2.826% due 11/06/09 §	2,500,000	2,451,245
8.000% due 01/30/58 §	6,000,000	4,321,920
Bank of America NA
2.099% due 06/12/09 §	16,500,000	16,447,860
2.835% due 05/12/10 §	6,500,000	6,367,036
Barclays Bank PLC (United Kingdom)
5.450% due 09/12/12	27,300,000	27,669,888
Caelus Re Ltd
8.453% due 06/07/11 ~ § ж	1,200,000	1,146,960
Charter One Bank NA
3.585% due 04/24/09 §	22,000,000	21,684,454
CIT Group Inc
3.615% due 01/30/09 §	3,800,000	3,794,805
Citigroup Funding Inc
0.474% due 04/23/09 §	18,100,000	17,891,814
Citigroup Inc
1.496% due 12/28/09 §	13,300,000	12,548,896
8.400% due 04/30/99 §	16,300,000	10,783,102
Commonwealth Bank of Australia (Australia)
1.916% due 06/08/09 ~ §	1,200,000	1,194,073
Credit Suisse USA Inc
2.298% due 11/20/09 §	3,000,000	2,891,067
DnB NOR Bank ASA (Norway)
4.889% due 10/13/09 ~ §	3,300,000	3,299,815

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

Ford Motor Credit Co LLC
7.250% due 10/25/11	$7,300,000	$5,335,796
7.800% due 06/01/12	500,000	351,024
7.875% due 06/15/10	3,500,000	2,801,491
Foundation Re I Ltd (Cayman)
4.099% due 01/06/09 ~ § ж	2,500,000	2,496,750
Foundation Re II Ltd (Cayman)
8.899% due 11/26/10 ~ § ж	2,600,000	2,519,660
General Motors Acceptance Corp LLC
6.875% due 08/28/12	10,600,000	8,043,715
Genworth Financial Inc
6.515% due 05/22/18	7,700,000	2,673,178
Green Valley Ltd (Cayman)
8.342% due 01/10/11 ж	EUR 2,100,000	2,828,023
HBOS PLC (United Kingdom)
6.750% due 05/21/18 ~	$5,800,000	5,113,054
HCP Inc
6.700% due 01/30/18	3,000,000	1,440,483
HSBC Finance Corp
2.179% due 03/12/10 §	4,200,000	3,829,573
4.479% due 10/21/09 §	5,700,000	5,349,085
JPMorgan Chase & Co
0.521% due 06/26/09 §	2,000,000	1,982,708
Lehman Brothers Holdings Inc
0.000% due 06/12/13 ¤	EUR 4,210,000	512,831
0.000% due 11/24/08 ¤	$900,000	85,500
0.000% due 12/23/08 ¤	3,600,000	342,000
6.200% due 09/26/14 ¤	1,900,000	190,000
6.875% due 05/02/18 ¤	7,000,000	700,000
7.000% due 09/27/27 ¤	1,700,000	170,000
Liberty Mutual Group Inc
5.750% due 03/15/14 ~	3,600,000	2,329,538
Marsh & McLennan Cos Inc
5.750% due 09/15/15	6,000,000	5,351,532
Merna Reinsurance Ltd (Bermuda)
2.109% due 06/30/10 ~ § ж	17,900,000	16,115,370
Merrill Lynch & Co Inc
5.450% due 02/05/13	9,000,000	8,658,981
6.400% due 08/28/17	10,100,000	10,135,491
6.875% due 04/25/18	31,300,000	32,796,922
Metropolitan Life Global Funding I
2.189% due 05/17/10 ~ §	12,600,000	11,306,408
5.194% due 04/13/09 ~ §	21,400,000	21,181,420
Morgan Stanley
2.556% due 05/07/09 §	10,600,000	10,427,994
4.299% due 01/22/09 §	800,000	804,734
4.570% due 01/09/12 §	1,000,000	789,576
4.620% due 01/09/14 §	4,100,000	2,842,321
5.750% due 10/18/16	4,800,000	4,039,339
6.000% due 04/28/15	6,000,000	5,182,902
6.625% due 04/01/18	10,800,000	9,490,381
National Australia Bank Ltd (Australia)
2.838% due 02/08/10 ~ §	40,700,000	40,740,415
ProLogis
6.625% due 05/15/18	5,400,000	2,586,460
Prudential Financial Inc
6.100% due 06/15/17	1,000,000	821,294
Rabobank Nederland NV (Netherlands)
4.773% due 01/15/09 ~ §	2,200,000	2,201,850
Santander Perpetual SA Unipersonal (Spain)
6.671% due 04/24/56 ~ §	11,200,000	7,133,952
Simon Property Group LP
5.750% due 12/01/15	2,700,000	1,765,884
SLM Corp
2.196% due 03/15/11 §	5,000,000	3,864,610
6.440% due 03/15/12 §	223,000	118,518
6.990% due 02/01/14 §	1,055,000	557,620
8.450% due 06/15/18	2,912,000	2,305,713
The Bear Stearns Cos LLC
2.371% due 11/28/11 §	3,000,000	2,800,722
6.400% due 10/02/17	6,600,000	6,870,039
7.250% due 02/01/18	11,300,000	12,403,999
The Goldman Sachs Group Inc
1.766% due 06/28/10 §	23,600,000	21,609,128
1.975% due 03/22/16 §	7,900,000	5,938,114
5.950% due 01/18/18	3,000,000	2,849,376
6.150% due 04/01/18	6,900,000	6,642,092
6.750% due 10/01/37	21,700,000	17,666,426
The Royal Bank of Scotland Group PLC (United Kingdom)
7.092% due 10/29/49 §	EUR 1,900,000	1,201,696
9.118% due 03/31/10	$2,500,000	2,134,912
The Travelers Cos Inc
5.800% due 05/15/18	5,300,000	5,114,760
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland)
7.700% due 08/07/13 ~	7,500,000	5,539,808
UBS AG (Switzerland)
5.750% due 04/25/18	19,300,000	17,547,135
Vita Capital II Ltd (Cayman)
4.783% due 01/01/10 ~ § ж	1,000,000	962,800
Vita Capital III Ltd (Cayman)
5.003% due 01/01/12 ~ § ж	2,400,000	2,168,040
Wachovia Bank NA
2.287% due 12/02/10 §	6,300,000	5,860,115
3.033% due 05/14/10 §	30,000,000	28,808,910
Wachovia Corp
5.500% due 05/01/13	8,000,000	7,918,232
5.750% due 06/15/17	3,000,000	2,990,961
Wells Fargo Capital XIII
7.700% due 12/01/99 §	4,700,000	3,882,256
World Savings Bank FSB
2.342% due 03/02/09 §	700,000	695,525
2.428% due 05/08/09 §	1,000,000	986,704

		655,842,211

Health Care - 0.4%

Amgen Inc
6.150% due 06/01/18	3,500,000	3,719,191
Baxter International Inc
5.375% due 06/01/18	4,700,000	4,922,282
Cardinal Health Inc
6.000% due 06/15/17	1,000,000	913,495
GlaxoSmithKline Capital Inc
2.800% due 05/13/10 §	5,000,000	4,837,305
UnitedHealth Group Inc
4.875% due 02/15/13	900,000	841,025

		15,233,298

Industrials - 0.3%

International Lease Finance Corp
6.625% due 11/15/13	3,200,000	2,158,147
Masco Corp
6.125% due 10/03/16	5,300,000	3,642,732
Southwest Airlines Co
5.125% due 03/01/17	3,000,000	2,172,513
Tyco International Group SA (Luxembourg)
6.000% due 11/15/13	2,000,000	1,878,560
Tyco International Ltd (Bermuda)
7.000% due 12/15/19	4,000,000	3,291,732

		13,143,684

Information Technology - 0.7%

EchoStar DBS Corp
7.000% due 10/01/13	9,000,000	7,852,500
Motorola Inc
6.000% due 11/15/17	2,000,000	1,080,012

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

Oracle Corp
5.750% due 04/15/18	$10,100,000	$10,583,275
The Western Union Co
5.930% due 10/01/16	8,000,000	6,847,072

		26,362,859

Materials - 0.5%

Alcoa Inc
6.000% due 07/15/13	3,000,000	2,715,150
6.750% due 07/15/18	7,000,000	5,736,367
C10 Capital SPV Ltd (United Kingdom)
6.722% due 12/18/99 ~ §	1,600,000	762,691
Falconbridge Ltd (Canada)
7.350% due 06/05/12	3,700,000	2,915,726
Nucor Corp
5.750% due 12/01/17	2,000,000	1,980,004
Pactiv Corp
6.400% due 01/15/18	1,500,000	1,251,111
Rexam PLC (United Kingdom)
6.750% due 06/01/13 ~	4,200,000	3,719,743

		19,080,792

Telecommunication Services - 0.4%

Deutsche Telekom International Finance BV (Netherlands)
6.750% due 08/20/18	4,500,000	4,571,064
Embarq Corp
6.738% due 06/01/13	5,000,000	4,228,840
Qwest Capital Funding Inc
7.000% due 08/03/09	5,000,000	4,925,000
Telecom Italia Capital SA (Luxembourg)
6.999% due 06/04/18	3,300,000	2,681,432

		16,406,336

Utilities - 0.5%

American Electric Power Co Inc
5.250% due 06/01/15	2,700,000	2,495,362
Exelon Corp
4.900% due 06/15/15	6,000,000	4,925,466
FirstEnergy Corp
6.450% due 11/15/11	3,000,000	2,837,571
Indianapolis Power & Light Co
6.300% due 07/01/13 ~	500,000	514,268
NiSource Finance Corp
2.723% due 11/23/09 §	2,200,000	1,982,730
Ohio Power Co
4.388% due 04/05/10 §	2,000,000	1,871,936
Public Service Electric & Gas Co
5.300% due 05/01/18	4,800,000	4,670,693
Sempra Energy
6.150% due 06/15/18	2,000,000	1,822,672

		21,120,698

Total Corporate Bonds & Notes (Cost $1,012,023,337)		910,563,111

SENIOR LOAN NOTES - 0.4%

Consumer Discretionary - 0.0%

Ford Motor Co Term B
5.000% due 12/16/13 §	3,959,596	1,613,535

Financials - 0.3%

Chrysler Financial Co LLC
6.000% due 08/03/12 §	23,291,767	12,244,808

Materials - 0.1%

Georgia-Pacific Corp Term B
2.082% due 12/20/12 §	95,925	78,819
3.459% due 12/20/12 §	79,189	65,067
3.689% due 12/20/12 §	2,428,571	1,995,477

		2,139,363

Total Senior Loan Notes (Cost $28,592,082)		15,997,706

MORTGAGE-BACKED SECURITIES - 45.9%

Collateralized Mortgage Obligations - 15.7%

Adjustable Rate Mortgage Trust
5.135% due 09/25/35 ” §	3,535,574	2,133,228
American Home Mortgage Assets
2.956% due 02/25/47 ” §	8,000,932	2,689,282
American Home Mortgage Investment Trust
5.660% due 09/25/45 ” §	4,285,427	2,037,845
Banc of America Commercial Mortgage Inc
5.414% due 09/10/47 “	2,500,000	1,983,761
5.658% due 06/10/49 ” §	2,900,000	2,130,070
5.745% due 02/10/51 ” §	2,900,000	2,098,729
5.889% due 07/10/44 ” §	11,015,000	9,010,811
Banc of America Funding Corp
4.609% due 02/20/36 ” §	7,106,093	6,056,444
6.124% due 01/20/47 ” §	4,756,088	2,562,307
Banc of America Large Loan Inc
1.705% due 08/15/29 ~ ” §	23,761,356	16,764,091
Banc of America Mortgage Securities Inc
6.500% due 09/25/33 “	1,001,100	961,389
BCAP LLC Trust
0.641% due 01/25/37 ” §	4,973,821	2,041,416
Bear Stearns Adjustable Rate Mortgage Trust
3.490% due 08/25/35 ” §	2,874,879	2,414,170
4.125% due 03/25/35 ” §	12,947,717	10,739,758
4.550% due 08/25/35 ” §	4,060,649	3,339,679
4.625% due 10/25/35 ” §	1,483,009	1,137,377
4.853% due 01/25/35 ” §	28,434,027	19,451,058
4.955% due 01/25/35 ” §	2,996,675	2,262,732
5.046% due 02/25/34 ” §	5,125,173	3,277,174
Bear Stearns Alt-A Trust
5.495% due 09/25/35 ” §	22,719,110	10,600,584
5.849% due 01/25/36 ” §	6,698,033	3,994,420
Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/30 “	46,794	46,630
Bear Stearns Structured Products Inc
5.661% due 01/26/36 ” §	17,487,592	10,991,004
5.758% due 12/26/46 ” §	10,145,284	6,376,777
CC Mortgage Funding Corp
0.601% due 05/25/48 ~ ” §	362,751	150,286
Citigroup Mortgage Loan Trust Inc
0.541% due 01/25/37 ~ ” § ж	2,306,237	1,953,432
4.050% due 08/25/35 ” §	2,804,894	2,115,235
4.098% due 08/25/35 ” §	549,626	467,237
4.248% due 08/25/35 ” §	2,671,174	2,188,060
4.687% due 08/25/35 ” §	3,568,789	2,403,959
4.700% due 12/25/35 ” §	9,327,742	6,778,518
4.900% due 12/25/35 ” §	353,702	284,381
Countrywide Alternative Loan Trust
0.588% due 09/20/46 ” §	541,262	528,937
0.681% due 07/25/46 ” §	3,019,915	1,316,327
0.688% due 02/20/47 ” §	3,395,182	1,397,802
0.751% due 12/25/35 ” §	214,472	97,224
0.838% due 11/20/35 ” §	7,905,157	3,969,650

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

3.256% due 12/25/35 - 02/25/36 ” § ±	$2,432,143	$1,195,468
6.000% due 01/25/37 ”	2,751,302	1,486,687
Countrywide Home Loan Mortgage Pass-Through Trust

0.791% due 03/25/35 ” §	213,515	96,804
0.811% due 06/25/35 ~ ” §	1,612,029	1,095,912
3.779% due 11/19/33 ” §	527,044	430,148
4.812% due 04/20/35 ” §	15,126,762	10,916,064
Credit Suisse Mortgage Capital Certificates
5.723% due 06/15/39 ” §	4,140,000	2,641,231
CS First Boston Mortgage Securities Corp
4.490% due 04/25/34 ” §	12,484,770	8,871,895
4.938% due 12/15/40 ”	1,411,705	1,382,849
Deutsche ALT-A Securities Inc Alternate Loan Trust
0.551% due 03/25/37 ” §	1,064,029	1,013,534
0.561% due 08/25/37 ” §	2,275,540	2,025,621
0.571% due 10/25/36 ” §	1,108,241	1,029,381
Fannie Mae
0.531% due 12/25/36 - 07/25/37 ” § ±	12,856,494	11,384,052
0.621% due 08/25/34 ” §	881,239	835,929
0.671% due 10/27/37 ” §	24,200,000	20,584,762
4.665% due 05/25/35 ” §	6,767,701	6,967,520
5.000% due 07/25/19 ”	1,007,647	1,014,983
Fannie Mae Whole Loan
0.821% due 05/25/42 ” §	626,227	597,973
5.950% due 02/25/44 ”	1,706,023	1,730,968
First Horizon Alternative Mortgage Securities
4.747% due 06/25/34 ” §	1,998,490	1,108,736
5.309% due 09/25/34 ” §	1,159,671	695,563
First Horizon Asset Securities Inc
4.429% due 07/25/33 ” §	696,588	675,744
5.354% due 08/25/35 ” §	3,728,187	2,647,704
Freddie Mac
1.345% due 07/15/19 - 10/15/20 ” § ±	59,733,509	57,960,620
1.425% due 02/15/19 ” §	63,085,186	60,649,871
1.545% due 12/15/30 ” §	948,123	932,195
4.000% due 03/15/23 - 10/15/23 ” ±	956,107	956,880
4.500% due 02/15/17 - 05/15/17 ” ±	3,720,362	3,773,687
5.000% due 02/15/20 - 05/15/27 ” ±	18,995,326	19,368,521
5.500% due 05/15/16 - 03/15/17 ” ±	17,877,596	18,217,058
Freddie Mac Structured Pass-Through Securities
3.678% due 10/25/44 ” §	21,457,763	20,581,063
3.679% due 02/25/45 ” §	6,326,613	5,699,951
GE Capital Commercial Mortgage Corp
4.229% due 12/10/37 ”	8,528,073	8,257,483
GMAC Commercial Mortgage Securities Inc
5.238% due 11/10/45 ” §	10,000,000	7,998,536
Greenpoint Mortgage Funding Trust
0.551% due 10/25/46 ” §	1,273,108	1,023,838
0.691% due 06/25/45 ” §	2,397,101	1,085,983
0.741% due 11/25/45 ” §	1,330,864	614,901
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 ”	11,815,000	9,028,735
GS Mortgage Securities Corp II
1.966% due 03/06/20 ~ ” §	5,458,592	4,027,698
GSMPS Mortgage Loan Trust
7.000% due 06/25/43 ~ ”	873,866	735,868
GSR Mortgage Loan Trust
4.541% due 09/25/35 ” §	4,891,586	3,614,337
5.181% due 01/25/36 ” §	8,305,344	5,734,521
Harborview Mortgage Loan Trust
0.671% due 01/19/38 ” §	540,814	484,669
0.711% due 04/19/38 ” §	2,371,956	953,241
0.781% due 09/19/46 ” §	4,375,447	1,791,649
0.801% due 05/19/35 ” §	541,500	253,357
0.821% due 03/19/36 ” §	7,471,054	3,189,045
5.169% due 04/19/34 ” §	12,763,739	9,243,205
Impac CMB Trust
2.395% due 07/25/33 ” §	614,828	483,043
Impac Secured Assets CMN Owner Trust
0.551% due 01/25/37 ” §	452,148	420,357
Imperial Savings Association
6.503% due 02/25/18 ” §	3,576	3,398
IndyMac Index Mortgage Loan Trust
0.561% due 11/25/46 ” §	1,536,486	1,400,408
0.681% due 05/25/46 ” §	2,175,867	884,375
0.711% due 07/25/35 ” §	885,400	396,348
5.060% due 12/25/34 ” §	2,368,290	1,628,889
JPMorgan Chase Commercial Mortgage Securities Corp
5.794% due 02/12/51 ” §	4,000,000	2,919,184
JPMorgan Mortgage Trust
5.022% due 02/25/35 ” §	12,807,477	9,630,956
Lehman XS Trust
0.551% due 07/25/46 ” §	284,763	280,298
MASTR Adjustable Rate Mortgages Trust
3.788% due 11/21/34 ” §	4,576,643	3,888,567
3.788% due 11/21/34 ” §	1,800,000	1,155,169
4.952% due 12/25/33 ” §	5,657,659	4,096,799
Mellon Residential Funding Corp
1.545% due 11/15/31 ” §	2,278,853	1,745,715
1.635% due 12/15/30 ” §	1,423,836	1,136,909
Merrill Lynch Mortgage Investors Inc
0.681% due 02/25/36 ” §	8,917,763	4,766,334
4.852% due 02/25/34 ” §	8,209,890	6,927,040
5.541% due 02/25/33 ” §	3,710,118	3,164,753
MLCC Mortgage Investors Inc
0.721% due 11/25/35 ” §	4,106,411	2,893,043
2.395% due 10/25/35 ” §	2,380,080	1,772,365
3.819% due 10/25/35 ” §	18,248,939	13,931,813
Morgan Stanley Capital I
1.255% due 10/15/20 ~ ” §	6,309,638	4,819,768
Provident Funding Mortgage Loan Trust
4.500% due 08/25/33 ” §	4,524,037	3,338,326
Residential Accredit Loans Inc
0.771% due 08/25/35 ” §	886,334	432,767
Residential Asset Securitization Trust
6.500% due 08/25/36 ”	1,900,000	564,917
Residential Funding Mortgage Securities I Inc
5.210% due 09/25/35 ” §	3,196,863	1,994,869
Ryland Mortgage Securities Corp
4.348% due 10/01/27 ” §	61,768	50,632
Securitized Asset Sales Inc
5.759% due 11/26/23 ” §	26,151	22,859
Sequoia Mortgage Trust
0.931% due 10/19/26 ” §	1,156,889	915,606
Structured Adjustable Rate Mortgage Loan Trust
3.453% due 01/25/35 ” §	802,946	371,208
5.365% due 02/25/34 ” §	1,705,734	1,059,584
5.530% due 08/25/35 ” §	1,862,317	962,770
Structured Asset Mortgage Investments Inc
0.541% due 08/25/36 ” §	814,975	768,264
0.571% due 09/25/47 ” §	1,892,275	1,746,657
0.601% due 03/25/37 ” §	262,261	102,406
0.661% due 06/25/36 ” §	629,373	263,454
0.691% due 05/25/36 ” §	1,655,733	666,977
0.751% due 02/25/36 ” §	1,951,276	930,387
0.831% due 07/19/35 ” §	10,464,451	6,981,484
0.911% due 10/19/34 ” §	733,266	386,207

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

Structured Asset Securities Corp
0.521% due 05/25/36 ” §	$94,171	$85,725
5.048% due 10/25/35 ~ ” §	1,021,078	739,474
5.221% due 01/25/32 ” §	24,843	19,400
TBW Mortgage-Backed Pass-Through Certificates
0.571% due 09/25/36 ” §	81,295	78,425
0.581% due 01/25/37 ” §	1,506,600	1,400,658
Thornburg Mortgage Securities Trust
0.581% due 03/25/46 - 11/25/46 ” § ±	1,815,693	1,546,239
0.591% due 09/25/46 ” §	5,045,936	4,188,916
Wachovia Bank Commercial Mortgage Trust
1.275% due 06/15/20 ~ ” §	15,284,774	10,849,030
1.285% due 09/15/21 ~ ” §	12,042,142	9,216,067
Washington Mutual Mortgage Pass-Through Certificates
0.731% due 11/25/45 ” §	1,235,504	608,166
0.761% due 08/25/45 - 10/25/45 ” § ±	7,723,440	4,239,135
1.011% due 12/25/27 ” §	634,591	526,557
3.256% due 02/25/46 - 08/25/46 ” § ±	23,977,214	9,320,394
3.456% due 11/25/42 ” §	189,486	156,469
3.756% due 11/25/46 ” §	773,007	532,990
4.269% due 07/25/46 ” §	4,016,726	3,362,200
4.375% due 02/27/34 ” §	1,486,890	1,206,805
4.565% due 06/25/33 ” §	2,251,609	2,025,516
Wells Fargo Mortgage-Backed Securities Trust
3.741% due 09/25/34 ” §	1,268,974	928,701
4.727% due 07/25/34 ” §	1,154,821	1,034,086
4.990% due 12/25/34 ” §	3,007,395	2,328,474
4.990% due 07/25/36 ” §	8,301,754	4,578,543

		624,235,099

Fannie Mae - 27.2%

3.678% due 03/01/44 - 10/01/44 ” § ±	12,853,107	12,682,038
3.954% due 07/01/26 ” §	30,791	30,773
4.019% due 08/01/17 ” §	494,639	490,463
4.120% due 03/01/18 ” §	349,709	348,531
4.521% due 11/01/34 ” §	10,192,433	10,128,669
4.649% due 01/01/35 ” §	1,403,283	1,411,874
4.678% due 11/01/35 ” §	877,392	887,839
4.703% due 05/01/35 ” §	192,714	193,788
4.908% due 04/01/35 ” §	1,392,895	1,398,191
4.973% due 08/01/24 ” §	39,089	39,038
5.000% due 03/01/24 ” §	12,093	12,077
5.000% due 02/01/36 - 02/12/39 ” ±	141,887,641	144,596,726
5.151% due 12/01/22 ” §	36,120	36,185
5.167% due 10/01/35 ” §	1,283,419	1,321,445
5.225% due 09/01/35 ” §	1,006,642	1,019,767
5.348% due 11/01/35 ” §	1,720,874	1,750,404
5.409% due 01/01/36 ” §	1,813,389	1,885,449
5.500% due 04/01/33 - 01/13/39 ‡ ” ±	376,566,819	386,535,372
5.530% due 03/01/36 ” §	1,149,193	1,169,158
5.542% due 01/01/25 ” §	77,155	76,665
6.000% due 08/01/17 - 01/13/39 ” ±	503,660,710	518,764,211

		1,084,778,663

Freddie Mac - 1.4%

4.376% due 01/01/34 ” §	924,307	918,101
4.500% due 04/01/22 ”	855,402	877,169
5.099% due 10/01/35 ” §	782,828	794,106
5.500% due 12/01/37 - 01/13/39 ” ±	22,560,017	23,101,077
5.518% due 08/01/36 ” §	1,996,481	2,011,183
5.721% due 03/01/36 ” §	1,076,783	1,095,796
6.000% due 06/01/36 - 07/01/38 ” ±	2,378,632	2,453,988
6.671% due 09/01/36 ” §	10,776,347	10,949,373
6.720% due 07/01/36 ” §	11,989,459	12,125,206

		54,325,999

Government National Mortgage Association - 1.6%

4.625% due 09/20/22 - 07/20/25 ” § ±	187,014	184,096
5.125% due 10/20/24 - 12/20/26 ” § ±	83,073	82,169
5.375% due 05/20/23 - 01/20/27 ” § ±	148,645	148,486
6.000% due 06/15/29 - 10/15/38 ” ±	62,473,280	64,586,294

		65,001,045

Total Mortgage-Backed Securities (Cost $1,976,694,390)		1,828,340,806

ASSET-BACKED SECURITIES - 6.9%

ACE Securities Corp
0.521% due 07/25/36 ” §	236,200	229,923
0.521% due 12/25/36 ” §	576,843	527,811
American Express Credit Account Master Trust
2.145% due 08/15/12 ” §	37,100,000	35,404,608
Amortizing Residential Collateral Trust
0.761% due 07/25/32 ” §	125,612	80,607
Argent Securities Inc
0.521% due 10/25/36 ” §	680,524	649,579
Asset-Backed Funding Certificates
0.531% due 11/25/36 ” §	147,897	139,548
0.531% due 01/25/37 ” §	611,388	528,864
0.821% due 06/25/34 ” §	2,438,546	1,262,027
Asset-Backed Securities Corp Home Equity
0.521% due 11/25/36 ” §	62,362	60,550
0.551% due 05/25/37 ” §	1,006,676	834,225
Bank of America Credit Card Trust
2.395% due 12/16/13 ” §	44,800,000	39,884,410
Bear Stearns Asset-Backed Securities Trust
0.521% due 11/25/36 ” §	137,770	123,793
0.581% due 11/25/36 ” §	1,793,181	1,372,523
0.801% due 01/25/36 ” §	118,350	107,939
1.131% due 10/25/32 ” §	131,235	77,904
1.471% due 10/25/37 ” §	3,502,726	2,874,841
Chase Credit Card Master Trust
1.365% due 09/15/11 ” §	19,500,000	19,160,786
Citigroup Mortgage Loan Trust Inc
0.511% due 12/25/36 ” §	1,344,069	1,158,582
0.531% due 01/25/37 ” §	78,568	74,838
0.551% due 01/25/37 ” §	2,967,930	2,454,706
Countrywide Asset-Backed Certificates
0.501% due 01/25/46 ” §	193,155	191,182
0.521% due 03/25/37 ” §	1,532,634	1,471,887
0.521% due 05/25/37 ” §	2,874,575	2,677,238
0.521% due 07/25/37 ” §	1,063,682	970,989
0.521% due 05/25/47 ” §	629,455	582,621
0.531% due 09/25/46 ” §	140,708	138,760
0.551% due 10/25/28 ” §	1,050,399	921,155
0.571% due 08/25/37 ” §	11,800,000	8,365,596
0.571% due 09/25/47 ” §	4,503,476	3,954,572
0.581% due 10/25/46 ” §	2,058,556	1,901,536
0.661% due 06/25/36 ” §	1,585,828	1,330,622

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

Credit-Based Asset Servicing & Securitization LLC
0.541% due 01/25/37 ” §	$699,541	$468,144
0.561% due 12/25/37 ~ “ §	993,442	918,275
Equity One Asset-Backed Securities Inc
0.771% due 04/25/34 “ §	516,151	165,825
First Franklin Mortgage Loan Asset-Backed Certificates
0.511% due 09/25/36 “ §	1,024,220	951,508
0.521% due 11/25/36 “ §	2,837,734	2,570,150
0.521% due 12/25/36 “ §	143,597	139,245
0.841% due 12/25/34 “ §	78,997	47,860
Ford Credit Auto Owner Trust
2.095% due 01/15/11 “ §	38,900,000	37,761,747
2.615% due 06/15/12 “ §	7,300,000	6,628,176
4.360% due 06/15/10 “	1,122,057	1,110,133
Freddie Mac Structured Pass-Through Securities
0.731% due 08/25/31 “ §	366,795	328,520
Fremont Home Loan Trust
0.521% due 10/25/36 “ §	182,722	165,986
GSAMP Trust
0.541% due 10/25/36 “ §	43,500	39,123
0.761% due 03/25/34 “ §	309,724	300,326
HFC Home Equity Loan Asset-Backed Certificates
0.818% due 01/20/35 “ §	613,502	423,529
Home Equity Asset Trust
0.531% due 05/25/37 “ §	236,451	197,387
HSI Asset Securitization Corp Trust
0.521% due 10/25/36 “ §	296,285	255,948
0.521% due 12/25/36 “ §	2,362,258	2,098,828
IndyMac Residential Asset-Backed Trust
0.521% due 11/25/36 “ §	150,862	148,281
JPMorgan Mortgage Acquisition Corp
0.511% due 08/25/36 “ §	98,189	95,604
0.521% due 07/25/36 “ §	480,589	440,616
0.521% due 08/25/36 “ §	804,315	748,088
0.531% due 01/25/32 “ §	362,928	285,793
1.465% due 11/25/36 “ §	216,552	200,243
Lehman XS Trust
0.541% due 05/25/46 “ §	257,672	248,848
0.551% due 11/25/46 “ §	1,661,593	1,539,384
Long Beach Mortgage Loan Trust
0.511% due 11/25/36 “ §	148,955	140,359
0.651% due 08/25/35 “ §	122,628	115,920
MBNA Credit Card Master Note Trust
1.295% due 12/15/11 “ §	400,000	388,695
Merrill Lynch First Franklin Mortgage Loan Trust
0.531% due 07/25/37 “ §	1,170,614	1,059,785
Merrill Lynch Mortgage Investors Inc
0.501% due 06/25/37 “ §	52,144	51,413
0.521% due 05/25/37 “ §	595,916	574,114
0.541% due 08/25/36 “ §	1,705,117	1,607,224
0.541% due 07/25/37 “ §	625,801	590,478
Morgan Stanley Asset-Backed Securities Capital I
0.511% due 07/25/36 “ §	365,163	361,276
0.511% due 10/25/36 “ §	704,134	661,174
0.511% due 01/25/37 “ §	1,544,054	1,432,050
0.521% due 09/25/36 “ §	538,311	507,762
0.521% due 10/25/36 “ §	319,819	303,209
0.521% due 11/25/36 “ §	163,066	153,362
Morgan Stanley IXIS Real Estate Capital Trust
0.521% due 11/25/36 “ §	122,742	116,415
Nationstar Home Equity Loan Trust
0.531% due 06/25/37 “ §	410,139	378,768
0.591% due 04/25/37 “ §	6,223,434	5,611,089
New Century Home Equity Loan Trust
0.651% due 05/25/36 “ §	1,751,657	1,332,214
Nomura Asset Acceptance Corp
0.611% due 01/25/36 ~ “ §	196,128	160,195
Option One Mortgage Loan Trust
0.511% due 02/25/37 “ §	52,021	50,596
Park Place Securities Inc
0.731% due 09/25/35 “ §	107,892	75,158
Popular ABS Mortgage Pass-Through Trust
0.561% due 06/25/47 “ §	5,639,813	4,568,493
Renaissance Home Equity Loan Trust
0.851% due 12/25/32 “ §	217,275	131,046
Residential Asset Mortgage Products Inc
0.541% due 11/25/36 “ §	24,065	23,828
0.541% due 02/25/37 “ §	1,036,599	909,077
Residential Asset Securities Corp
0.531% due 01/25/37 “ §	918,594	834,600
0.541% due 11/25/36 “ §	1,463,591	1,404,704
Saxon Asset Securities Trust
1.011% due 01/25/32 “ §	9,188	9,174
Securitized Asset-Backed Receivables LLC Trust
0.511% due 01/25/37 “ §	1,344,338	1,202,407
0.521% due 09/25/36 “ §	191,850	181,784
0.601% due 05/25/37 “ §	4,819,206	3,355,941
SLC Student Loan Trust
2.129% due 02/15/15 “ §	4,465,422	4,377,680
SLM Student Loan Trust
3.515% due 04/25/14 “ §	1,130,315	1,099,294
3.525% due 10/25/18 “ §	2,313,653	2,223,638
3.535% due 04/25/17 “ §	5,035,295	4,916,492
3.575% due 04/25/19 “ §	22,600,000	17,666,296
Small Business Administration Participation Certificates
4.880% due 11/01/24 “	10,624,622	10,761,040
5.290% due 12/01/27 “	6,918,699	7,079,760
Soundview Home Equity Loan Trust
0.521% due 10/25/36 “ §	1,031	1,021
0.531% due 11/25/36 ~ “ §	572,575	524,737
0.551% due 06/25/37 “ §	2,033,579	1,536,777
0.571% due 10/25/36 “ §	75,332	74,059
Specialty Underwriting & Residential Finance
0.501% due 06/25/37 “ §	13,876	13,677
0.516% due 11/25/37 “ §	84,244	79,879
0.531% due 01/25/38 “ §	323,902	276,679
Structured Asset Investment Loan Trust
0.521% due 07/25/36 “ §	116,668	107,161
Structured Asset Securities Corp
0.521% due 10/25/36 “ §	1,285,658	1,136,355
0.581% due 04/25/36 “ §	4,154,287	4,018,351
4.900% due 04/25/35 “ §	2,964,193	1,458,751
Truman Capital Mortgage Loan Trust
0.811% due 01/25/34 ~ “ §	66,797	65,826
USAA Auto Owner Trust
4.160% due 04/16/12 “	800,000	768,394
Wells Fargo Home Equity Trust
0.701% due 10/25/35 ~ “ §	356,374	327,079

Total Asset-Backed Securities (Cost $304,572,716)		274,597,045

U.S. GOVERNMENT AGENCY ISSUES - 1.5%

Freddie Mac
5.000% due 12/14/18	6,500,000	6,750,542
5.300% due 01/09/12	50,000,000	50,038,850
Small Business Administration
4.504% due 02/01/14	4,547,322	4,476,395

Total U.S. Government Agency Issues (Cost $60,340,830)		61,265,787

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 105.0%

U.S. Treasury Inflation Protected Securities - 105.0%

0.875% due 04/15/10 ^	$19,307,097	$18,292,097
1.625% due 01/15/15 ^	253,454,800	236,652,013
1.750% due 01/15/28 ^	133,158,285	123,912,889
1.875% due 07/15/13 ^	127,990,639	121,469,926
1.875% due 07/15/15 ^	377,466,820	356,676,702
2.000% due 01/15/14 ^	229,874,043	219,423,628
2.000% due 07/15/14 ^	259,354,948	247,197,598
2.000% due 01/15/16 ^	291,762,009	282,148,774
2.000% due 01/15/26 ^	277,868,580	265,744,166
2.375% due 04/15/11 ^	93,970,208	92,417,583
2.375% due 01/15/17 ^	152,691,560	152,635,307
2.375% due 01/15/25 ^	265,088,326	261,721,531
2.375% due 01/15/27 ^	230,156,860	232,197,505
2.500% due 07/15/16 ^	163,272,550	162,035,271
2.625% due 07/15/17 ^	29,477,460	30,216,725
3.000% due 07/15/12 ^	399,183,702	394,117,658
3.375% due 04/15/32 ^	12,693,512	15,655,670
3.500% due 01/15/11 ^	373,372,800	366,497,581
3.625% due 04/15/28 ^	204,007,914	243,954,924
3.875% due 04/15/29 ^	288,508,834	358,434,419

		4,181,401,967

Total U.S. Treasury Obligations (Cost $4,016,534,745)		4,181,401,967

FOREIGN GOVERNMENT BONDS & NOTES - 4.0%

Export-Import Bank of Korea (South Korea)
2.293% due 06/01/09 §	4,800,000	4,787,246
4.428% due 10/04/11 ~ §	4,400,000	4,413,587
Japanese Government CPI Linked Bond (Japan)
0.800% due 12/10/15 ^	JPY 2,934,360,000	28,016,000
1.100% due 12/10/16 ^	3,961,480,000	37,990,178
1.200% due 06/10/17 ^	4,764,270,000	45,642,495
1.200% due 12/10/17 ^	2,456,360,000	23,503,043
1.400% due 06/10/18 ^	1,376,870,000	13,264,111

Total Foreign Government Bonds & Notes (Cost $144,294,237)		157,616,660

MUNICIPAL BONDS - 1.3%

Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.750% due 06/01/34	$650,000	363,922
5.875% due 06/01/47	600,000	326,496
6.000% due 06/01/42	3,600,000	2,050,596
California County Tobacco Securitization Agency
5.625% due 06/01/23	505,000	503,940
City of Chicago IL ‘A’
4.750% due 01/01/30 s	900,000	938,004
4.750% due 01/01/36 s	600,000	606,154
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	300,000	149,889
5.750% due 06/01/47	200,000	111,528
Indiana University
5.000% due 06/01/38	4,700,000	4,430,878
Los Angeles Department of Water & Power CA ‘A’
5.000% due 07/01/37	5,100,000	4,683,687
Los Angeles Department of Water & Power CA ‘A2’
5.000% due 07/01/44	8,600,000	7,568,344
New York City Municipal Water Finance Authority ‘A’
5.000% due 06/15/38	3,300,000	3,087,942
New York City Municipal Water Finance Authority ‘D’
4.750% due 06/15/38 s	1,000,000	1,015,431
State of Washington ‘D’
5.000% due 01/01/33	3,200,000	3,091,552
Texas State Transportation Commission Mobility Fund
4.750% due 04/01/37	14,500,000	13,343,915
Tobacco Settlement Authority IA ‘B’
5.300% due 06/01/25	640,000	682,963
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	4,535,000	2,599,054
University of Arkansas ‘A’
5.000% due 11/01/37	1,900,000	1,741,502
University of California ‘D’
5.000% due 05/15/41	3,200,000	2,923,200
University of California ‘L’
5.000% due 05/15/36	1,900,000	1,762,877

Total Municipal Bonds (Cost $61,367,191)		51,981,874

PURCHASED OPTIONS - 0.0%
(See Note (i) to Notes to Schedule of Investments) (Cost $623,130)		1,048,332

SHORT-TERM INVESTMENTS - 13.8%

Certificates of Deposit - 2.1%

Nordea Bank Finland PLC NY
1.855% due 04/09/09 §	17,900,000	17,899,087
UniCredito Italiano NY
1.640% due 05/18/09 §	15,000,000	14,992,980
1.795% due 05/15/09 §	49,000,000	48,985,545

		81,877,612

Commercial Paper - 0.3%

Bank of America Corp NA
3.170% due 02/12/09 §	9,850,000	9,813,572

U.S. Treasury Bills - 8.0%

0.005% due 03/19/09 ‡	13,780,000	13,778,636
0.019% due 01/22/09 ‡	8,750,000	8,750,000
0.025% due 04/09/09 ‡	2,090,000	2,089,438
0.030% due 03/26/09 ‡	78,580,000	78,571,121
0.059% due 03/05/09 ‡	37,630,000	37,627,984
0.097% due 02/26/09 ‡	72,510,000	72,507,897
0.180% due 02/12/09 ‡	2,610,000	2,609,948
0.197% due 06/04/09 ‡	37,400,000	37,385,040
0.220% due 02/19/09 ‡	7,360,000	7,358,643
0.220% due 04/29/09 ‡	3,620,000	3,619,319
0.220% due 06/11/09 ‡	27,310,000	27,295,198
0.329% due 01/15/09 ‡	7,660,000	7,660,000
0.800% due 03/12/09 ‡	16,810,000	16,809,008
0.980% due 05/15/09 ‡	1,150,000	1,149,664
1.101% due 01/29/09 ‡	3,250,000	3,249,949

		320,461,845

Time Deposit - 0.3%
State Street Bank & Trust Co 0.050% due 01/02/09	13,769,000	13,769,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value

Repurchase Agreements - 3.1%

JPMorgan
0.000% due 01/12/09 ж
(Dated 12/08/08, repurchase price of
$4,338,750; collateralized by U.S.
Treasury Notes: 4.000% due 08/15/18
and market value $4,576,009)	$4,338,750	$4,338,750
JPMorgan
0.010% due 01/14/09 ж
(Dated 12/16/08, repurchase price of
$36,251,992; collateralized by U.S.
Treasury Notes: 3.625% due 12/31/12
and market value $35,795,372)	36,251,700	36,251,700
JPMorgan
0.020% due 01/02/09
(Dated 12/31/08, repurchase price of
$27,000,030; collateralized by U.S.
Treasury Notes: 4.625% due 02/15/17
and market value $27,054,874)	27,000,000	27,000,000
JPMorgan
0.030% due 01/07/09
(Dated 12/05/08, repurchase price of
$48,308,828; collateralized by U.S.
Treasury Notes: 4.250% due 11/15/17
and market value $50,196,671)	48,307,500	48,307,500
UBS Securities Inc
0.040% due 01/02/09
(Dated 12/31/08, repurchase price
of $7,900,018; collateralized by
Freddie Mac: 6.875% due 09/15/10
and market value $8,070,919)	7,900,000	7,900,000

		123,797,950

Total Short-Term Investments (Cost $549,712,972)		549,719,979

TOTAL INVESTMENTS - 201.8% (Cost $8,162,955,630)		8,038,183,267

TOTAL SECURITIES SOLD SHORT — (2.7%)
(See Note (f) to Notes to Schedule of Investments) (Proceeds $107,628,816)		(107,917,522)

OTHER ASSETS & LIABILITIES, NET - (99.1%)		(3,946,680,582)

NET ASSETS - 100.0%		$3,983,585,163

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	105.0%
Mortgage-Backed Securities	45.9%
Corporate Bonds & Notes	22.9%
Short-Term Investments	13.8%
Asset-Backed Securities	6.9%
Foreign Government Bonds & Notes	4.0%
U.S. Government Agency Issues	1.5%
Municipal Bonds	1.3%
Senior Loan Notes	0.4%
Equity Securities	0.1%
Purchased Options	0.0%

201.8%
Securities sold short	(2.7%)
Other Assets & Liabilities, Net	(99.1%)

100.0%

(b)	As of December 31, 2008, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA / U.S. Government & Agency Issues	84.8%
AA	1.3%
A-1 (Short-Term Debt only)	4.7%
A	4.8%
BBB	2.3%
BB	0.4%
B	0.4%
Not Rated	1.3%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	3.0% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(e)	Securities with a total aggregate market value of $2,000,331 or less than 0.1% of the net assets were in default as of December 31, 2008.

(f)	Securities sold short outstanding as of December 31, 2008:

	Principal
Description	Amount	Value

Fannie Mae
5.000% due 01/13/39	$62,000,000	$63,307,828
6.000% due 01/20/24	10,400,000	10,785,123
Freddie Mac
4.500% due 01/17/23	1,000,000	1,022,500
5.000% due 01/13/39	300,000	306,609
6.000% due 02/12/39	28,300,000	29,064,977
Government National Mortgage Association
5.500% due 01/21/39	100,000	102,984
6.500% due 01/21/39	3,200,000	3,327,501

Total Securities sold short (Proceeds $107,628,816)		$107,917,522

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(g)	Forward foreign currency contracts outstanding as of December 31, 2008 were as follows:

				Unrealized
		Principal Amount		Appreciation
Contracts to Buy or to Sell	Currency	Covered by Contracts	Expiration	(Depreciation)

Buy	AUD	8,992,000	01/09	$449,239
Sell	AUD	5,553,000	01/09	(201,822)
Buy	BRL	38,717,472	02/09	(257,885)
Sell	BRL	6,148,500	02/09	(192,755)
Sell	CHF	4,140,000	03/09	(416,681)
Buy	CNY	237,059,211	03/09	890,645
Sell	CNY	237,059,211	03/09	(481,788)
Buy	CNY	31,645,150	05/09	(4,223)
Buy	CNY	77,267,000	07/09	(834,151)
Buy	CNY	133,202,530	09/09	(538,589)
Buy	EUR	934,000	01/09	117,179
Buy	EUR	210,000	01/09	(8)
Sell	EUR	17,595,000	01/09	(2,172,238)
Buy	GBP	1,485,000	01/09	(88,471)
Sell	GBP	17,373,759	01/09	790,787
Buy	JPY	458,457,174	01/09	153,500
Sell	JPY	12,000,137,000	01/09	(6,172,526)
Buy	MXN	10,147,761	05/09	(199,811)
Buy	MYR	9,859,660	02/09	(238,421)
Sell	MYR	10,233,759	02/09	(21,015)
Buy	PLN	48,777,371	05/09	(5,352,580)
Sell	PLN	48,205,503	05/09	(304,117)
Buy	RUB	100,336,497	05/09	(1,141,728)
Sell	RUB	100,336,497	05/09	85,411
Buy	SGD	22,335,877	04/09	261,273
Buy	SGD	3,211,008	07/09	4,845

				($15,865,930)

(h)	The amount of $21,677,000 in cash and securities with a total aggregate market value of $2,433,722 was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

3-Month Euribor (03/09)	67	EUR 67,000,000	$502,715
3-Month Euribor (06/09)	1,275	1,275,000,000	8,439,136
3-Month Euribor (12/09)	16	16,000,000	57,111
3-Month Euribor Put Options Strike @ EUR 93.25 (03/09)	550	550,000,000	(7,220)
Eurodollar (03/09)	3,017	$3,017,000,000	23,869,310
Eurodollar (06/09)	3,173	3,173,000,000	21,406,296
Eurodollar (09/09)	2,986	2,986,000,000	20,249,201
Eurodollar (12/09)	1,145	1,145,000,000	6,599,175
Eurodollar (03/10)	1,882	1,882,000,000	8,206,095
Eurodollar (06/10)	74	74,000,000	146,614
Eurodollar (09/10)	288	288,000,000	462,780
Euro-Bund 10-Year Notes Call Options Strike @ EUR 145.00 (03/09)	749	EUR 74,900,000	(10,770)
Euro-Schatz 2-Year Notes Put Options Strike @ EUR 100.00 (03/09)	448	44,800,000	(2,943)
United Kingdom 90-Day LIBOR Sterling Interest Rate (03/09)	153	GBP76,500,000	1,027,553
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/09)	1,221	610,500,000	10,178,673
U.S. Treasury 5-Year Notes (03/09)	600	$60,000,000	883,858

			$102,007,584

(i)	Purchased options outstanding as of December 31, 2008 were as follows:
Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration		Notional
Description	USD-LIBOR	Rate	Date	Counterparty	Amount	Cost	Value

Call — OTC 2-Year Interest Rate Swap	Pay	3.450%	08/03/09	BRC	$2,300,000	$25,070	$76,298
Call — OTC 2-Year Interest Rate Swap	Pay	3.450%	08/03/09	RBS	15,900,000	172,680	527,451
Call — OTC 2-Year Interest Rate Swap ж	Pay	3.850%	08/03/09	RBS	9,800,000	103,635	398,752

						$301,385	$1,002,501

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Options on Securities

		Expiration		Notional
Description	Strike Price	Date	Counterparty	Amount	Cost	Value

Put — OTC U.S. Treasury Inflation Protected Securities
2.000% due 01/15/16 ж	$65.00	01/05/09	MSC	$48,000,000	$—	$—
Put — OTC Fannie Mae
5.000% due 01/13/39 ж	50.00	01/06/09	CSF	7,000,000	820	7
Put — OTC Fannie Mae
5.000% due 01/13/39 ж	58.00	01/06/09	MER	76,200,000	8,930	76
Put — OTC Fannie Mae
5.500% due 01/13/39 ж	63.00	01/06/09	CSF	219,800,000	25,758	220
Put — OTC Fannie Mae
6.000% due 01/13/39 ж	63.06	01/06/09	DUB	15,600,000	1,828	16
Put — OTC Fannie Mae
5.500% due 01/13/39 ж	66.06	01/06/09	DUB	501,000,000	58,711	501
Put — OTC Fannie Mae
6.000% due 01/13/39 ж	81.25	01/06/09	CSF	123,000,000	13,991	123
Call- OTC Freddie Mac
6.000% due 01/13/39 ж	108.53	01/06/09	DUB	28,000,000	3,281	28
Put — OTC U.S. Treasury Inflation Protected Securities
2.000% due 07/15/14 ж	65.00	01/13/09	MSC	259,300,000	20,258	3
Put — OTC U.S. Treasury Inflation Protected Securities
3.000% due 07/15/12 ж	65.00	01/13/09	MSC	399,800,000	31,234	4
Put — OTC U.S. Treasury Inflation Protected Securities
3.500% due 01/15/11 ж	65.00	01/13/09	MSC	373,300,000	29,164	4
Put — OTC U.S. Treasury Inflation Protected Securities
1.750% due 01/15/28 ж	60.00	01/16/09	MSC	133,000,000	10,391	1
Put — OTC Fannie Mae
5.000% due 02/12/39 ж	64.00	02/05/09	CSF	23,000,000	2,695	23
Call — OTC U.S. Treasury Inflation Protected Securities
3.625% due 12/31/12 ж	115.00	03/13/09	MER	32,440,000	3,802	324
Call — OTC U.S. Treasury Inflation Protected Securities
4.125% due 08/31/12 ж	115.00	03/13/09	MER	46,900,000	5,496	1,876

					$216,359	$3,206

Options on Exchange-Traded Futures Contracts

		Expiration		Number of
Description	Exercise Price	Date	Counterparty	Contracts	Cost	Value

Call — CBOT 10-Year U.S. Treasury Note Futures (02/09)	$142.00	01/23/09	CIT	1,852	$84,071	$28,938
Put — CBOT U.S. Treasury Bond Futures (03/09)	71.00	02/20/09	CIT	110	1,994	1,719
Put — CME 5-Year U.S. Treasury Note Futures (02/09)	85.00	02/20/09	CIT	600	10,875	4,687
Put — CBOT 10-Year U.S. Treasury Note Futures (03/09)	90.00	02/20/09	CIT	219	3,969	3,422
Put — CBOT U.S. Treasury Bond Futures (03/09)	173.00	02/20/09	CIT	247	4,477	3,859

					$105,386	$42,625

Total Purchased Options					$623,130	$1,048,332

(j)	Transactions in written options for the year ended December 31, 2008 were as follows:

		Notional Amount
	Number of Contracts	in $	Premium

Outstanding, December 31, 2007	2,324	572,000,000	$16,590,600
Call Options Written	7,468	72,300,000	7,685,006
Put Options Written	6,320	137,420,000	5,292,999
Call Options Expired	(137)	(12,100,000)	(273,151)
Put Options Expired	—	(12,100,000)	(554,794)
Call Options Repurchased	(8,644)	(248,900,000)	(12,342,392)
Put Options Repurchased	(7,054)	(271,740,000)	(10,954,453)

Outstanding, December 31, 2008	277	236,880,000	$5,443,815

(k)	Premiums received and value of written options outstanding as of December 31, 2008:
Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration		Notional
Description	USD-LIBOR	Rate	Date	Counterparty	Amount	Premium	Value

Call — OTC 7-Yr Interest Rate Swap	Receive	3.500%	05/06/09	MER	$39,600,000	$831,600	$2,937,488
Call — OTC 7-Yr Interest Rate Swap	Receive	3.500%	05/06/09	RBS	23,100,000	580,965	1,713,535
Put — OTC 5-Yr Interest Rate Swap	Pay	2.750%	05/22/09	BRC	8,800,000	67,320	94,767
Put — OTC 5-Yr Interest Rate Swap	Pay	2.750%	05/22/09	DUB	22,900,000	155,254	246,610
Put — OTC 5-Yr Interest Rate Swap	Pay	2.750%	05/22/09	MER	10,100,000	95,950	108,767

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration		Notional
Description	USD-LIBOR	Rate	Date	Counterparty	Amount	Premium	Value

Put - OTC 5-Yr Interest Rate Swap	Pay	2.750%	05/22/09	RBS	$20,900,000	$148,390	$225,072
Call — OTC 5-Yr Interest Rate Swap	Receive	4.150%	08/03/09	BRC	1,000,000	25,100	87,167
Call — OTC 7-Yr Interest Rate Swap	Receive	4.400%	08/03/09	RBS	5,300,000	173,778	656,007
Call — OTC 7-Yr Interest Rate Swap	Receive	4.550%	08/03/09	RBS	3,300,000	101,039	438,382
Call — OTC 7-Yr Interest Rate Swap	Receive	5.365%	09/20/10	GSC	25,000,000	803,750	4,103,500
Put — OTC 7-Yr Interest Rate Swap	Receive	5.365%	09/20/10	GSC	25,000,000	803,750	80,775
Call — OTC 7-Yr Interest Rate Swap	Pay	5.365%	09/20/10	RBS	25,000,000	786,125	4,103,500
Put — OTC 7-Yr Interest Rate Swap	Pay	5.365%	09/20/10	RBS	25,000,000	786,125	80,775

						$5,359,146	$14,876,345

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration		Number of
Description	Price	Date	Counterparty	Contracts	Premium	Value

Put - CME Eurodollar Futures (03/09)	$98.50	03/16/09	CIT	277	$46,881	$39,819

Foreign Currency Options

	Exercise	Expiration		Notional
Description	Price	Date	Counterparty	Amount	Premium	Value

Put — OTC Japanese yen versus U.S. dollar ж	JPY 95.00	03/05/09	JPM	$940,000	$18,894	$52,003
Put — OTC Japanese yen versus U.S. dollar ж	95.00	03/05/09	RBS	940,000	18,894	52,003

					$37,788	$104,006

Total Written Options					$5,443,815	$15,020,170

(l)	The amount of $3,500,000 in cash and securities with an aggregate market value of $235,020,394 was pledged as collateral for swap contracts as of December 31, 2008.

(m)	Swap agreements outstanding as of December 31, 2008 were as follows:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	(Pay)	Expiration	Counter-	Spread at	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

MGM Mirage Inc 5.875% due 02/27/14 ж	(4.250%)	07/31/09	GSC	21.161%	$4,000,000	$332,810	$—	$332,810
FirstEnergy Corp 6.450% due 11/15/11 ж	(0.500%)	12/20/11	RBS	1.250%	3,000,000	63,773	—	63,773
Falconbridge Ltd 7.350% due 06/05/12 ж	(0.910%)	06/20/12	BOA	7.042%	3,700,000	625,227	—	625,227
UST Inc 6.625% due 07/15/12 ж	(0.340%)	09/20/12	BOA	0.494%	8,900,000	48,327	—	48,327
General Motors Acceptance Corp 6.875% due 08/28/12 ж	(5.000%)	09/20/12	CIT	8.183%	3,500,000	329,973	—	329,973
AutoZone Inc 5.875% due 10/15/12	(0.620%)	12/20/12	BOA	1.500%	2,000,000	64,129	—	64,129
Starwoods Hotel & Resorts Worldwide Inc 6.250% due 02/15/13 ж	(2.370%)	03/20/13	BOA	6.986%	3,000,000	446,966	—	446,966
Macy’s Retail Holdings Inc 5.875% due 01/15/13 ж	(2.430%)	03/20/13	BOA	7.024%	2,000,000	280,929	—	280,929
Rexam PLC 6.750% due 06/01/13 ж	(1.450%)	06/20/13	BRC	5.743%	4,200,000	627,982	—	627,982
Embarq Corp 7.082% due 06/01/16	(2.140%)	06/20/13	MSC	1.803%	5,000,000	(72,222)	—	(72,222)
H.J. Heinz Co 5.350% due 07/15/13 ж	(0.580%)	09/20/13	CIT	0.950%	5,000,000	80,354	—	80,354
Alcoa Inc 6.000% due 07/15/13 ж	(1.200%)	09/20/13	BRC	6.624%	3,000,000	580,235	—	580,235
Cadbury Schweppes UC Finance LLC 5.125% due 10/01/13 ж	(0.460%)	12/20/13	BOA	0.726%	6,200,000	74,140	—	74,140
Tyco International Group SA 6.000% due 11/15/13 ж	(0.750%)	12/20/13	BOA	2.348%	2,000,000	139,135	—	139,135
International Lease Finance Corp 6.625% due 11/15/13 ж	(1.600%)	12/20/13	DUB	8.340%	3,200,000	709,696	—	709,696
Autozone Inc 6.500% due 01/15/14 ж	(1.070%)	03/20/14	BOA	1.490%	5,000,000	96,291	—	96,291
Liberty Mutual Group 5.750% due 03/15/14 ж	(1.390%)	03/20/14	BOA	4.550%	3,600,000	451,299	—	451,299
Duke Capital LLC 5.668% due 08/15/14	(0.830%)	09/20/14	BOA	1.870%	5,200,000	272,335	—	272,335
The Black & Decker Corp 4.750% due 11/01/14 ж	(1.180%)	12/20/14	BRC	1.893%	3,000,000	108,608	—	108,608
American Electric Power Co Inc 5.250% due 06/01/15 ж	(0.470%)	06/20/15	MSC	0.783%	2,700,000	49,494	—	49,494
Exelon Corp 4.900% due 06/15/15 ж	(0.960%)	06/20/15	CIT	4.783%	6,000,000	1,100,191	—	1,100,191
Marsh & McLennan Cos Inc 5.750% due 09/15/15 ж	(0.600%)	09/20/15	DUB	0.795%	3,000,000	35,281	—	35,281
Marsh & McLennan Cos Inc 5.750% due 09/15/15	(0.830%)	09/20/15	BOA	0.795%	3,000,000	(7,246)	—	(7,246)
Simon Property Group LP5.750% due 12/01/15 ж	(1.010%)	12/20/15	RBS	6.723%	2,700,000	701,277	—	701,277
ProLogis REIT 5.625% due 11/15/15	(1.480%)	12/20/15	BOA	12.933%	8,000,000	2,940,312	—	2,940,312
The Home Depot Inc 5.400% due 03/01/16 ж	(1.565%)	03/20/16	DUB	2.380%	1,250,000	57,715	—	57,715
AutoZone Inc 6.950% due 06/15/16 ж	(0.870%)	06/20/16	BOA	1.411%	5,000,000	169,159	—	169,159
Omincom Group Inc 5.900% due 04/15/16 ж	(0.940%)	06/20/16	CIT	3.069%	1,250,000	155,082	—	155,082

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	(Pay)	Expiration	Counter-	Spread at	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

The Western Union Co 5.930% due 10/01/16 ж	(0.795%)	12/20/16	BOA	2.150%	$8,000,000	$704,794	$—	$704,794
Masco BP Corp 6.125% due 10/03/16	(1.910%)	12/20/16	CIT	4.240%	5,300,000	653,815	—	653,815
Macy’s Retail Holdings Inc 5.900% due 12/01/16 ж	(2.111%)	12/20/16	RBS	6.099%	2,000,000	368,638	—	368,638
Southwest Airlines Co 5.125% due 03/01/17 ж	(1.320%)	03/20/17	BOA	4.257%	3,000,000	508,217	—	508,217
Cardinal Health Inc 6.000% due 06/15/17 ж	(0.590%)	06/20/17	DUB	0.782%	1,000,000	14,139	—	14,139
Prudential Financial Inc 6.100% due 06/15/17 ж	(0.870%)	06/20/17	BRC	6.155%	1,000,000	271,782	—	271,782
Wachovia Corp 5.750% due 06/15/17	(2.325%)	06/20/17	CIT	1.230%	3,000,000	(239,891)	—	(239,891)
Macy’s Retail Holdings Inc 7.450% due 07/15/17 ж	(2.110%)	09/20/17	DUB	5.973%	1,000,000	187,921	—	187,921
Limited Brands Inc 6.900% due 07/15/17 ж	(3.113%)	09/20/17	MSC	4.898%	1,000,000	93,487	—	93,487
Nucor Corp 5.750% due 12/01/17 ж	(0.486%)	12/20/17	CSF	1.428%	2,000,000	140,293	—	140,293
The Bear Stearns Cos Inc 6.400% due 10/02/17 ж	(0.760%)	12/20/17	CSF	1.113%	5,600,000	149,862	—	149,862
The Bear Stearns Cos Inc 6.400% due 10/02/17 ж	(0.810%)	12/20/17	BNP	0.113%	1,000,000	22,911	—	22,911
Viacom Inc 6.125% due 10/05/17 ж	(1.110%)	12/20/17	BOA	3.527%	2,000,000	310,297	—	310,297
Motorola Inc 6.000% due 11/15/17 ж	(2.600%)	12/20/17	DUB	5.780%	2,000,000	348,570	—	348,570
Ace INA Holdings Inc 5.800% due 03/15/18 ж	(0.500%)	03/20/18	BOA	1.000%	5,300,000	207,697	—	207,697
Kraft Foods Inc 6.125% due 02/01/18 ж	(0.860%)	03/20/18	GSC	0.914%	2,000,000	7,770	—	7,770
The Bear Stearns Co Inc 7.250% due 02/01/18 ж	(0.870%)	03/20/18	DUB	1.113%	3,800,000	71,068	—	71,068
Nordstrom Inc 6.250% due 01/15/18 ж	(0.975%)	03/20/18	DUB	5.139%	5,000,000	1,134,158	—	1,134,158
Nordstrom Inc 6.250% due 01/15/18 ж	(0.990%)	03/20/18	BOA	5.139%	2,400,000	542,419	—	542,419
The Goldman Sachs Group Inc 5.950% due 01/18/18	(1.130%)	03/20/18	CIT	2.580%	3,000,000	299,820	—	299,820
Kraft Foods Inc 6.125% due 02/01/18	(1.130%)	03/20/18	RBS	0.914%	1,000,000	(17,204)	—	(17,204)
Pactiv Corp 6.400% due 01/15/18 ж	(1.170%)	03/20/18	BOA	1.465%	1,500,000	32,854	—	32,854
Health Care Properties Inc 6.700% due 01/30/18 ж	(2.910%)	03/20/18	GSC	10.315%	3,000,000	884,433	—	884,433
Baxter International Inc 5.375% due 06/01/18 ж	(0.310%)	06/20/18	BOA	0.519%	4,700,000	81,400	—	81,400
The Travelers Cos Inc 5.800% due 05/15/18 ж	(0.590%)	06/20/18	GSC	1.020%	300,000	10,341	—	10,341
The Travelers Cos Inc 5.800% due 05/15/18 ж	(0.620%)	06/20/18	DUB	1.020%	5,000,000	160,187	—	160,187
Sempra Energy 6.150% due 06/15/18 ж	(0.670%)	06/20/18	DUB	1.016%	2,000,000	54,808	—	54,808
Genworth Financial Inc 6.515% due 05/22/18 ж	(0.830%)	06/20/18	BRC	23.050%	4,000,000	2,167,024	—	2,167,024
Genworth Financial Inc 6.515% due 05/22/18 ж	(0.960%)	06/20/18	BRC	23.050%	100,000	53,859	—	53,859
Kraft Foods Inc 6.125% due 08/23/18	(0.980%)	06/20/18	CIT	0.914%	2,000,000	(11,954)	—	(11,954)
Genworth Financial Inc 6.515% due 05/22/18 ж	(0.980%)	06/20/18	DUB	23.050%	600,000	322,826	—	322,826
Prologis REIT 6.625% due 05/15/18 ж	(1.320%)	06/20/18	MSC	11.553%	5,400,000	2,076,811	—	2,076,811
Merrill Lynch & Co Inc 6.875% due 04/25/18	(1.380%)	06/20/18	CIT	1.363%	2,600,000	(4,691)	—	(4,691)
Starwood Hotels & Resorts Worldwide Inc 6.750% due 05/15/18 ж	(1.490%)	06/20/18	BOA	6.247%	3,900,000	1,014,144	—	1,014,144
Telecom Italia Capital Co 6.999% due 06/04/18 ж	(1.550%)	06/20/18	GSC	4.178%	3,300,000	532,878	—	532,878
Deutsche Telekom International Finance BV 6.750% due 08/20/18	(1.080%)	09/20/18	CSF	1.009%	4,500,000	(36,310)	—	(36,310)
Autozone Inc 7.125% due 08/01/18	(1.090%)	09/20/18	GSC	1.358%	5,000,000	102,346	—	102,346
Alcoa Inc 6.750% due 07/15/18 ж	(1.290%)	09/20/18	BOA	6.297%	5,000,000	1,399,666	—	1,399,666
Tyco International Finance Co 7.000% due 12/15/19	(1.120%)	12/20/19	BOA	2.088%	4,000,000	314,765	—	314,765

						$25,397,202	$—	$25,397,202

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums
	Receive	Expiration	Counter-	Spread at	Notional	Market	Paid/	Unrealized
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	Depreciation

General Electric Capital Corp 6.000% due 06/15/12	0.770%	03/20/09	BOA	4.538%	$2,300,000	($18,267)	$—	($18,267)
General Electric Capital Corp 6.000% due 06/15/12	0.750%	06/20/09	GSC	4.546%	3,000,000	(52,830)	—	(52,830)
General Electric Capital Corp 6.000% due 06/15/12	0.850%	12/20/09	BOA	4.554%	2,900,000	(100,598)	—	(100,598)
General Electric Capital Corp 6.000% due 06/15/12	1.020%	09/20/10	BRC	4.476%	1,800,000	(99,927)	—	(99,927)
General Electric Capital Corp 6.000% due 06/15/12	0.935%	12/20/10	BRC	4.461%	3,000,000	(192,681)	—	(192,681)
General Electric Capital Corp 6.000% due 06/15/12	1.120%	12/20/10	CIT	4.461%	1,000,000	(60,786)	—	(60,786)
General Motors Acceptance Corp LLC 6.875% due 08/28/12	3.400%	06/20/11	GSC	8.475%	700,000	(75,354)	—	(75,354)
General Motors Acceptance Corp LLC 6.875% due 08/28/12	6.850%	06/20/12	MSC	8.224%	2,200,000	(80,844)	—	(80,844)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	12/31/08 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

The Bear Stearns Cos Inc 5.300% due 10/30/15	0.720%	09/20/12	CIT	0.986%	$5,000,000	($46,125)	$—	($46,125)
General Motors Acceptance Corp LLC 6.875% due 08/28/12	3.050%	09/20/12	BRC	8.183%	900,000	(138,463)	—	(138,463)
General Motors Acceptance Corp LLC 6.875% due 08/28/12	3.050%	09/20/12	GSC	8.183%	4,100,000	(630,774)	—	(630,774)
Ford Motor Credit Co LLC 7.000% due 10/01/13	3.800%	09/20/12	BRC	10.510%	2,000,000	(374,745)	—	(374,745)
Ford Motor Credit Co LLC 7.000% due 10/01/13	3.800%	09/20/12	MSC	10.510%	3,200,000	(599,593)	—	(599,593)
General Motors Acceptance Corp 6.875% due 08/28/12	5.350%	09/20/12	GSC	8.183%	100,000	(8,359)	—	(8,359)
General Motors Acceptance Corp 6.875% due 08/28/12	5.400%	09/20/12	DUB	8.183%	6,200,000	(508,764)	—	(508,764)
General Motors Acceptance Corp 6.875% due 08/28/12	6.300%	09/20/12	BOA	8.183%	200,000	(10,913)	—	(10,913)
General Motors Acceptance Corp 6.875% due 08/28/12	7.000%	09/20/12	BOA	8.183%	2,600,000	(86,271)	—	(86,271)
Henkel AG & Co 4.250% due 06/10/13	0.430%	03/20/13	DUB	1.612%	EUR 5,000,000	(304,621)	—	(304,621)
American International Group Inc 6.250% due 05/01/36	1.975%	03/20/13	RBS	5.255%	$8,800,000	(1,019,127)	—	(1,019,127)
General Electric Capital Corp 5.625% due 09/15/17 ж	3.725%	12/20/13	CIT	3.708%	37,100,000	67,944	—	67,944
CIT Group Inc 5.650% due 02/13/17	5.000%	12/20/13	BRC	7.252%	1,900,000	(151,600)	(456,000)	304,400
CIT Group Inc 5.650% due 02/13/17	5.000%	12/20/13	CIT	7.252%	6,800,000	(542,570)	(1,496,000)	953,430
CIT Group Inc 5.650% due 02/13/17	5.000%	12/20/13	MER	7.252%	2,700,000	(215,432)	(621,000)	405,568

						($5,250,700)	($2,573,000)	($2,677,700)

Credit Default Swaps on Credit Indices - Buy Protection (1)

						Upfront
	Fixed Deal					Premiums	Unrealized
	(Pay)	Expiration	Counter-	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX NA HY-8 Index ж	(2.750%)	06/20/12	JPM	$47,275,200	$7,983,188	$1,396,391	$6,586,797
Dow Jones CDX NA IG9 Index ж	(0.600%)	12/20/12	MER	39,528,000	2,255,748	(192,099)	2,447,847
Dow Jones CDX NA IG10 Index ж	(1.550%)	06/20/13	MER	70,076,800	1,571,700	(355,294)	1,926,994
Dow Jones CDX NA IG10 Index ж	(1.550%)	06/20/13	MSC	31,524,800	707,045	(202,958)	910,003
Dow Jones CDX NA IG11 Index ж	(1.500%)	12/20/13	MSC	16,900,000	330,480	377,144	(46,664)
Dow Jones CDX NA IG9 Index ж	(0.800%)	12/20/17	BOA	5,075,200	257,753	22,320	235,433
Dow Jones CDX NA IG9 Index ж	(0.800%)	12/20/17	BRC	90,768,000	4,609,803	622,893	3,986,910
Dow Jones CDX NA IG9 Index ж	(0.800%)	12/20/17	GSC	12,980,800	659,251	64,401	594,850
Dow Jones CDX NA IG10 Index ж	(1.500%)	06/20/18	GSC	7,320,000	6,259	(208,203)	214,462

					$18,381,227	$1,524,595	$16,856,632

Credit Default Swaps on Credit Indices - Sell Protection (2)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration	Counter-	Notional	Market	Paid/	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX NA IG9 Index	0.701%	12/20/12	DUB	$23,237,601	$157,956	$—	$157,956
Dow Jones CDX NA IG9 Index	0.708%	12/20/12	DUB	1,069,513	7,532	—	7,532
Dow Jones CDX NA IG9 Index	0.710%	12/20/12	DUB	486,142	3,471	—	3,471
Commercial Mortgage-Backed Securities Index	0.080%	12/13/49	MSC	10,700,000	(3,189,030)	(1,810,561)	(1,378,469)

					($3,020,071)	($1,810,561)	($1,209,510)

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in the absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(4) The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid/	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

30-Day USD CMM Rate	MER	Receive	4.500%	01/23/09	$28,500,000	($1,671,433)	$308,370	($1,979,803)
30-Day USD CMM Rate	RBS	Receive	5.500%	05/21/09	13,700,000	(2,309,389)	528,346	(2,837,735)
6-Month GBP-LIBOR	BRC	Pay	5.000%	06/15/09	GBP8,800,000	105,327	(96,141)	201,468
6-Month Australian Bank Bill	BRC	Pay	7.000%	12/15/09	AUD 56,500,000	1,379,584	28,084	1,351,500
6-Month Australian Bank Bill	MSC	Pay	7.000%	12/15/09	58,400,000	1,425,977	31,302	1,394,675
6-Month GBP-LIBOR	MSC	Pay	5.000%	12/19/09	GBP76,900,000	2,765,762	(202,432)	2,968,194
6-Month Australian Bank Bill	CIT	Pay	6.500%	01/15/10	AUD 14,800,000	250,116	(10,001)	260,117
6-Month Australian Bank Bill	DUB	Pay	6.500%	01/15/10	58,000,000	980,185	(50,754)	1,030,939
6-Month Australian Bank Bill	JPM	Pay	6.500%	01/15/10	9,700,000	163,927	(5,886)	169,813
6-Month Australian Bank Bill	RBC	Pay	6.500%	01/15/10	6,000,000	101,399	(6,694)	108,093
6-Month EUR-LIBOR	DUB	Pay	4.500%	03/19/10	EUR 43,000,000	915,259	(22,721)	937,980
6-Month EUR-LIBOR	MSC	Pay	4.500%	03/19/10	42,900,000	913,131	(22,791)	935,922
6-Month GBP-LIBOR	DUB	Pay	6.000%	03/20/10	GBP173,900,000	9,481,922	2,967,635	6,514,287
3-Month USD-LIBOR	CSF	Pay	4.000%	06/17/10	$103,200,000	2,698,390	696,600	2,001,790
3-Month USD-LIBOR	DUB	Pay	4.000%	06/17/10	137,800,000	3,603,083	723,750	2,879,333
3-Month USD-LIBOR	MER	Pay	4.000%	06/17/10	24,400,000	637,991	(98,576)	736,567
3-Month USD-LIBOR	RBS	Pay	4.000%	06/17/10	300,600,000	7,859,845	2,494,600	5,365,245
France CPI Excluding Tobacco ж	BNP	Pay	2.103%	09/14/10	EUR 10,000,000	448,831	—	448,831
6-Month GBP-LIBOR	CSF	Pay	5.000%	09/15/10	GBP29,000,000	1,470,894	(896,087)	2,366,981
6-Month GBP-LIBOR	RBS	Pay	5.000%	09/15/10	21,400,000	1,085,419	(689,855)	1,775,274
France CPI Excluding Tobacco	BNP	Pay	2.090%	10/15/10	EUR 5,300,000	241,425	(14,359)	255,784
France CPI Excluding Tobacco	BRC	Pay	2.103%	10/15/10	1,100,000	53,274	—	53,274
France CPI Excluding Tobacco	UBS	Pay	2.146%	10/15/10	3,800,000	202,214	12,131	190,083
France CPI Excluding Tobacco ж	BNP	Pay	2.040%	02/21/11	10,200,000	441,563	—	441,563
6-Month EUR-LIBOR	GSC	Pay	4.500%	03/18/11	10,600,000	499,883	(22,326)	522,209
6-Month Australian Bank Bill	DUB	Pay	5.250%	06/15/11	AUD 221,900,000	4,611,784	(266,327)	4,878,111
France CPI Excluding Tobacco ж	JPM	Pay	2.028%	10/15/11	EUR 7,400,000	339,524	—	339,524
France CPI Excluding Tobacco ж	UBS	Pay	2.095%	10/15/11	15,100,000	765,849	—	765,849
France CPI Excluding Tobacco ж	GSC	Pay	1.976%	12/15/11	10,800,000	372,798	(22,585)	395,383
France CPI Excluding Tobacco ж	BNP	Pay	1.988%	12/15/11	15,600,000	525,020	—	525,020
BRL-CDI-Compounded	MSC	Pay	10.115%	01/02/12	BRL 21,000,000	(575,695)	(199,482)	(376,213)
BRL-CDI-Compounded	UBS	Pay	10.575%	01/02/12	86,100,000	(1,767,913)	(23,515)	(1,744,398)
BRL-CDI-Compounded	BRC	Pay	10.680%	01/02/12	119,300,000	(2,288,940)	(1,639,409)	(649,531)
BRL-CDI-Compounded	BRC	Pay	12.540%	01/02/12	2,000,000	5,240	(9,850)	15,090
BRL-CDI-Compounded	MER	Pay	12.540%	01/02/12	48,000,000	125,756	(184,850)	310,606
BRL-CDI-Compounded	MSC	Pay	12.540%	01/02/12	13,000,000	34,059	(37,535)	71,594
BRL-CDI-Compounded	HSB	Pay	14.765%	01/02/12	11,400,000	230,689	75,268	155,421
BRL-CDI-Compounded	MER	Pay	14.765%	01/02/12	11,900,000	240,806	55,086	185,720
France CPI Excluding Tobacco ж	BRC	Pay	1.948%	03/15/12	EUR 3,800,000	99,894	2,796	97,098
France CPI Excluding Tobacco ж	BNP	Pay	1.983%	03/15/12	6,000,000	190,492	12,288	178,204
France CPI Excluding Tobacco ж	RBS	Pay	1.955%	03/28/12	1,100,000	26,068	—	26,068
France CPI Excluding Tobacco ж	RBS	Pay	1.950%	03/30/12	4,100,000	94,717	—	94,717
France CPI Excluding Tobacco ж	GSC	Pay	1.960%	03/30/12	2,000,000	60,040	—	60,040
France CPI Excluding Tobacco ж	BRC	Pay	1.960%	04/05/12	900,000	22,649	—	22,649
France CPI Excluding Tobacco ж	BRC	Pay	1.980%	04/30/12	2,800,000	69,409	—	69,409
France CPI Excluding Tobacco ж	BRC	Pay	2.070%	09/14/12	17,500,000	530,530	—	530,530
6-Month GBP-LIBOR	MSC	Pay	5.000%	09/17/13	GBP18,400,000	1,962,187	(290,513)	2,252,700
3-Month USD-LIBOR	RBS	Pay	4.000%	12/17/13	$42,800,000	3,794,224	(918,919)	4,713,143
6-Month GBP-LIBOR	BRC	Pay	5.000%	03/18/14	GBP300,000	36,831	(7,503)	44,334
6-Month GBP-LIBOR	GSC	Pay	5.000%	03/18/14	37,200,000	4,567,027	279,555	4,287,472
France CPI Excluding Tobacco ж	BRC	Pay	2.138%	01/19/16	EUR 1,800,000	33,641	—	33,641
France CPI Excluding Tobacco ж	BNP	Pay	2.150%	01/19/16	15,000,000	372,186	8,886	363,300
3-Month USD-LIBOR ж	BOA	Pay	4.000%	06/17/16	$16,500,000	1,612,561	1,235,190	377,371
28-Day Mexico Interbank TIIE Banxico	BRC	Pay	8.720%	09/05/16	MXN 49,000,000	98,709	—	98,709
Eurostat Eurozone HICP Excluding Tobacco ж	UBS	Receive	2.275%	10/15/16	EUR 7,500,000	71,361	—	71,361
France CPI Excluding Tobacco ж	UBS	Pay	2.350%	10/15/16	7,500,000	(122,060)	—	(122,060)
France CPI Excluding Tobacco ж	JPM	Pay	2.353%	10/15/16	7,100,000	(99,505)	—	(99,505)
United Kingdom RPI Index ж	BRC	Pay	3.100%	11/14/16	GBP10,000,000	938,652	—	938,652
28-Day Mexico Interbank TIIE Banxico	BRC	Pay	8.330%	02/14/17	MXN 35,000,000	12,018	—	12,018

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid/	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

United Kingdom RPI Index ж	BRC	Pay	3.250%	12/14/17	GBP10,200,000	$1,154,214	$40,483	$1,113,731
United Kingdom RPI Index ж	RBS	Pay	3.183%	12/19/17	18,700,000	2,064,030	18,431	2,045,599
3-Month USD-LIBOR	BRC	Receive	5.000%	12/17/18	$144,600,000	(31,288,796)	2,384,903	(33,673,699)
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/18	32,600,000	(7,054,044)	(1,390,865)	(5,663,179)
3-Month USD-LIBOR	MSC	Receive	5.000%	12/17/18	70,400,000	(15,233,273)	(1,211,921)	(14,021,352)
3-Month USD-LIBOR	CSF	Receive	4.000%	06/17/19	12,200,000	(1,431,431)	178,603	(1,610,034)
3-Month USD-LIBOR	RBS	Receive	4.000%	06/17/19	200,700,000	(23,548,217)	(1,067,908)	(22,480,309)
3-Month USD-LIBOR	DUB	Receive	5.000%	12/20/21	23,400,000	(5,878,670)	1,620,544	(7,499,214)
3-Month USD-LIBOR	BOA	Receive	5.000%	12/17/23	1,600,000	(436,826)	15,904	(452,730)
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/23	89,300,000	(24,380,345)	419,387	(24,799,732)
3-Month USD-LIBOR	RBS	Receive	5.000%	12/17/23	22,800,000	(6,224,769)	183,968	(6,408,737)
3-Month USD-LIBOR	CSF	Receive	4.000%	06/17/24	7,800,000	(1,083,139)	(1,307,532)	224,393
3-Month USD-LIBOR	RBS	Receive	4.000%	06/17/24	15,500,000	(2,152,392)	(1,874,725)	(277,667)
United Kingdom RPI Index ж	RBS	Pay	3.440%	09/10/27	GBP4,700,000	99,831	—	99,831
3-Month USD-LIBOR	BRC	Receive	5.000%	12/17/28	$18,800,000	(6,329,047)	(202,520)	(6,126,527)
3-Month USD-LIBOR	MSC	Receive	5.000%	12/17/28	8,800,000	(2,962,533)	53,240	(3,015,773)
3-Month USD-LIBOR	CIT	Receive	3.000%	06/17/29	4,300,000	(90,864)	(367,005)	276,141
3-Month USD-LIBOR	CSF	Receive	3.000%	06/17/29	8,300,000	(175,390)	(507,960)	332,570
3-Month USD-LIBOR	DUB	Receive	3.000%	06/17/29	900,000	(19,018)	(55,562)	36,544
3-Month USD-LIBOR	RBS	Receive	3.000%	06/17/29	2,200,000	(46,489)	(102,850)	56,361
6-Month GBP-LIBOR	BRC	Receive	4.000%	12/15/35	GBP15,000,000	(1,400,473)	312,198	(1,712,671)
6-Month GBP-LIBOR	CSF	Receive	4.000%	12/15/35	11,500,000	(1,073,695)	243,140	(1,316,835)
6-Month GBP-LIBOR	HSB	Receive	4.250%	06/12/36	6,700,000	(1,480,831)	—	(1,480,831)
3-Month USD-LIBOR	BOA	Receive	5.000%	12/17/38	$84,200,000	(38,368,347)	(4,953,690)	(33,414,657)
3-Month USD-LIBOR	BRC	Receive	5.000%	12/17/38	91,800,000	(41,831,523)	(3,208,510)	(38,623,013)
3-Month USD-LIBOR	CIT	Receive	5.000%	12/17/38	10,900,000	(4,966,924)	288,850	(5,255,774)
3-Month USD-LIBOR	DUB	Receive	5.000%	12/17/38	700,000	(318,977)	(57,295)	(261,682)
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/38	20,800,000	(9,478,166)	(665,040)	(8,813,126)
3-Month USD-LIBOR	MSC	Receive	5.000%	12/17/38	3,600,000	(1,632,066)	(231,507)	(1,400,559)
3-Month USD-LIBOR	RBS	Receive	5.000%	12/17/38	28,600,000	(13,032,479)	(991,201)	(12,041,278)
6-Month GBP-LIBOR	BRC	Receive	4.500%	03/18/39	GBP100,000	(31,513)	(656)	(30,857)
6-Month GBP-LIBOR	GSC	Receive	4.500%	03/18/39	9,600,000	(3,025,265)	(709,556)	(2,315,709)
6-Month GBP-LIBOR .	BRC	Receive	5.000%	03/18/39	15,400,000	(6,894,567)	(1,570,120)	(5,324,447)
6-Month GBP-LIBOR	GSC	Receive	5.000%	03/18/39	500,000	(223,849)	(57,280)	(166,569)

						($198,040,656)	($11,053,276)	($186,987,380)

Total Swap Agreements								($148,620,756)

(n) The amount of $1,160,000 in cash and securities with an aggregate market value of $11,469,278 was pledged as collateral for securities purchased on a delayed-delivery basis as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 96.1%

Consumer Discretionary - 16.0%

Comcast Corp ‘A’	3,720,500	$62,802,040
J.C. Penney Co Inc †	389,500	7,673,150
Liberty Media Corp — Entertainment ‘A’ *	912,160	15,944,557
Liberty Media Corp — Interactive ‘A’ * †	1,350,125	4,212,390
Lowe’s Cos Inc †	573,900	12,350,328
Macy’s Inc	836,700	8,659,845
News Corp ‘B’ †	1,818,100	17,417,398
The Home Depot Inc †	485,900	11,185,418
Time Warner Inc †	4,572,700	46,001,362
Viacom Inc ‘B’ * †	2,601,200	49,578,872

		235,825,360

Consumer Staples - 15.5%

Altria Group Inc	602,600	9,075,156
Cadbury PLC ADR (United Kingdom)	1,044,576	37,260,026
CVS Caremark Corp	511,200	14,691,888
Dr Pepper Snapple Group Inc * †	480,332	7,805,395
Kimberly-Clark Corp	93,900	4,952,286
Kraft Foods Inc ‘A’	1,345,479	36,126,111
Phillip Morris International Inc	311,300	13,544,663
Sara Lee Corp	769,300	7,531,447
The Coca-Cola Co †	630,200	28,529,154
Unilever NV ‘NY’ (Netherlands)	1,199,500	29,447,725
Wal-Mart Stores Inc	726,300	40,716,378

		229,680,229

Energy - 2.9%

BP PLC ADR † (United Kingdom)	119,300	5,576,082
ConocoPhillips	215,400	11,157,720
Halliburton Co †	883,700	16,065,666
Total SA ADR (France)	193,100	10,678,430

		43,477,898

Financials - 21.6%

Aflac Inc	144,700	6,633,048
Bank of America Corp	2,397,000	33,749,760
Barclays PLC ADR (United Kingdom)	51,100	500,780
Berkshire Hathaway Inc ‘B’ *	3,523	11,322,922
JPMorgan Chase & Co	1,057,700	33,349,281
Merrill Lynch & Co Inc	236,200	2,749,368
MetLife Inc	489,600	17,067,456
The Bank of New York Mellon Corp	1,408,654	39,907,168
The Chubb Corp	1,471,440	75,043,440
The Goldman Sachs Group Inc	65,300	5,510,667
The PNC Financial Services Group Inc	294,300	14,420,700
The Travelers Cos Inc	651,200	29,434,240
Torchmark Corp	302,400	13,517,280
U.S. Bancorp	420,000	10,504,200
Wells Fargo & Co	877,800	25,877,544

		319,587,854

Health Care - 16.5%

Abbott Laboratories	213,000	11,367,810
Boston Scientific Corp * †	1,777,700	13,759,398
Bristol-Myers Squibb Co	2,338,800	54,377,100
Cardinal Health Inc	741,400	25,556,058
Eli Lilly & Co	450,800	18,153,716
GlaxoSmithKline PLC ADR † (United Kingdom)	165,400	6,164,458
Pfizer Inc	1,728,300	30,608,193
Roche Holding AG ADR (Switzerland)	122,400	9,369,720
Schering-Plough Corp	2,145,700	36,541,271
UnitedHealth Group Inc	287,700	7,652,820
WellPoint Inc *	177,700	7,486,501
Wyeth	613,000	22,993,630

		244,030,675

Industrials - 3.4%

Emerson Electric Co	262,900	9,624,769
General Electric Co	2,408,702	39,020,972
Southwest Airlines Co	245,800	2,118,796

		50,764,537

Information Technology - 9.9%

Cisco Systems Inc *	684,300	11,154,090
Cognex Corp †	49,200	728,160
Computer Sciences Corp *	235,400	8,271,956
Dell Inc *	2,085,900	21,359,616
eBay Inc *	2,111,500	29,476,540
Flextronics International Ltd * (Singapore)	129,200	330,752
Hewlett-Packard Co	372,200	13,507,138
Intel Corp	727,100	10,659,286
International Business Machines Corp	223,500	18,809,760
KLA-Tencor Corp †	413,900	9,018,881
Microsoft Corp	430,600	8,370,864
Telefonaktiebolaget LM Ericsson ADR † (Sweden)	793,900	6,200,359
The Western Union Co	227,400	3,260,916
Yahoo! Inc *	443,700	5,413,140

		146,561,458

Materials - 4.8%

Alcoa Inc †	1,008,100	11,351,206
E.I. du Pont de Nemours & Co	657,467	16,633,915
International Paper Co †	3,656,817	43,150,441

		71,135,562

Telecommunication Services - 5.5%

AT&T Inc	993,300	28,309,050
Verizon Communications Inc	1,551,600	52,599,240

		80,908,290

Total Common Stocks (Cost $2,050,415,547)		1,421,971,863

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.8%

Time Deposit - 3.8%

State Street Bank & Trust Co 0.050% due 01/02/09	$55,134,000	55,134,000

Total Short-Term Investment (Cost $55,134,000)		55,134,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.9% (Cost $2,105,549,547)		1,477,105,863

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.7%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	41,748,978	$40,454,760

The Mellon GSL Reinvestment Trust II 0.000% + ¤	1,348,734	35,067

Total Securities Lending Collateral (Cost $43,097,712)		40,489,827

TOTAL INVESTMENTS - 102.6% (Cost $2,148,647,259)		1,517,595,690

OTHER ASSETS & LIABILITIES, NET — (2.6%)		(38,063,012)

NET ASSETS - 100.0%		$1,479,532,678

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Financials	21.6%
Health Care	16.5%
Consumer Discretionary	16.0%
Consumer Staples	15.5%
Information Technology	9.9%
Telecommunication Services	5.5%
Short-Term Investment & Securities Lending Collateral	6.5%
Materials	4.8%
Industrials	3.4%
Energy	2.9%

102.6%
Other Assets & Liabilities, Net	(2.6%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $40,489,827 or 2.7% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $35,067 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.8%

Health Care - 0.8%

Ironwood Pharmaceuticals Inc ‘H’ 8.000% * + ж	367,342	$4,408,104

Total Convertible Preferred Stocks (Cost $4,408,104)		4,408,104

COMMON STOCKS - 93.8%

Consumer Discretionary - 25.4%

Abercrombie & Fitch Co ‘A’ †	299,938	6,919,570
Amazon.com Inc * †	115,750	5,935,660
Ctrip.com International Ltd ADR † (Cayman)	496,647	11,820,199
Discovery Communications Inc ‘A’ *	302,189	4,278,996
Discovery Communications Inc ‘C’ *	361,981	4,846,926
Gafisa SA ADR † (Brazil)	398,484	3,689,962
Groupe Aeroplan Inc (Canada)	830,816	5,841,622
Grupo Televisa SA ADR † (Mexico)	402,585	6,014,620
Li & Fung Ltd + (Bermuda)	7,816,000	13,507,581
Lululemon Athletica Inc * †	312,658	2,479,378
Mohawk Industries Inc * †	113,592	4,881,048
Morningstar Inc * †	321,737	11,421,664
New Oriental Education & Technology Group Inc ADR * (Cayman)	201,461	11,062,224
NVR Inc * †	14,608	6,664,900
priceline.com Inc * †	188,288	13,867,411
Starbucks Corp * †	1,141,805	10,801,475
Strayer Education Inc †	45,979	9,858,357
Wynn Resorts Ltd * †	388,650	16,424,349

		150,315,942

Energy - 13.0%

IHS Inc ‘A’ *	304,672	11,400,826
Petrohawk Energy Corp *	189,932	2,968,637
Range Resources Corp	152,291	5,237,287
Southwestern Energy Co * †	1,102,890	31,950,723
Ultra Petroleum Corp * (Canada)	725,339	25,031,449

		76,588,922

Financials - 9.4%

Alleghany Corp * †	22,132	6,241,224
Brookfield Asset Management Inc ‘A’ † (Canada)	681,063	10,399,832
Calamos Asset Management Inc ‘A’ †	548,993	4,062,548
Greenhill & Co Inc	100,607	7,019,350
IntercontinentalExchange Inc *	137,619	11,345,310
Leucadia National Corp * †	838,545	16,603,191

		55,671,455

Health Care - 10.3%

Gen-Probe Inc *	261,804	11,215,683
Illumina Inc * †	715,800	18,646,590
Intuitive Surgical Inc *	44,333	5,629,848
Mindray Medical International Ltd ADR † (Cayman)	378,184	6,807,312
Techne Corp	287,835	18,571,114

		60,870,547

Industrials - 12.7%
Aecom Technology Corp *	297,662	9,147,153
C.H. Robinson Worldwide Inc †	291,827	16,059,240
Covanta Holding Corp *	482,479	10,595,239
Expeditors International of Washington Inc	609,375	20,273,906
Grupo Aeroportuario del Pacifico SA de CV ADR † (Mexico)	295,249	6,796,632
Monster Worldwide Inc *	432,473	5,228,599
The Corporate Executive Board Co †	315,005	6,949,010

		75,049,779

Information Technology - 14.0%

Alibaba.com Ltd * † + (Cayman)	7,665,800	5,557,183
Baidu.com Inc ADR * (Cayman)	85,199	11,124,434
Equinix Inc * †	113,765	6,051,160
Nortel Networks Corp * (Canada)	59	15
Redecard SA (Brazil)	1,215,540	13,395,960
salesforce.com inc * †	435,286	13,933,505
Tencent Holdings Ltd + (Cayman)	3,182,600	20,679,673
Teradata Corp *	413,499	6,132,190
Yahoo! Inc * †	491,400	5,995,080

		82,869,200

Materials - 6.9%

Intrepid Potash Inc * †	207,415	4,308,010
Martin Marietta Materials Inc †	216,339	21,002,190
Nalco Holding Co	708,775	8,179,264
Rockwood Holdings Inc *	239,309	2,584,537
Texas Industries Inc †	135,404	4,671,438

		40,745,439

Telecommunication Services - 1.0%

NII Holdings Inc *	318,867	5,797,002

Utilities - 1.1%

Questar Corp	200,730	6,561,864

Total Common Stocks (Cost $925,711,715)		554,470,150

	Principal
	Amount
SHORT-TERM INVESTMENT - 6.7%

Time Deposit - 6.7%

State Street Bank & Trust Co 0.050% due 01/02/09	$39,530,000	39,530,000

Total Short-Term Investment (Cost $39,530,000)		39,530,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.3% (Cost $969,649,819)		598,408,254

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
SECURITIES LENDING COLLATERAL - 24.8%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	151,125,966	$146,441,061
The Mellon GSL Reinvestment Trust II 0.000% + ¤	3,622,971	94,197

Total Securities Lending Collateral (Cost $154,748,937)		146,535,258

TOTAL INVESTMENTS - 126.1% (Cost $1,124,398,756)		744,943,512

OTHER ASSETS & LIABILITIES, NET — (26.1%)		(154,172,358)

NET ASSETS - 100.0%		$590,771,154

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	31.5%
Consumer Discretionary	25.4%
Information Technology	14.0%
Energy	13.0%
Industrials	12.7%
Health Care	11.1%
Financials	9.4%
Materials	6.9%
Utilities	1.1%
Telecommunication Services	1.0%

126.1%
Other Assets & Liabilities, Net	(26.1%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $190,687,799 or 32.3% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $94,197 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	0.8% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 95.4%

Consumer Discretionary - 5.4%

Morgans Hotel Group Co * †	292,918	$1,364,998
Starwood Hotels & Resorts Worldwide Inc	1,315,075	23,539,842

		24,904,840

Financials - 89.2%

Acadia Realty Trust REIT †	276,150	3,940,661
AMB Property Corp REIT †	263,410	6,169,062
AvalonBay Communities Inc REIT †	598,913	36,282,150
Boston Properties Inc REIT †	509,505	28,022,775
Brookfield Properties Corp † (Canada)	2,132,907	16,487,371
Camden Property Trust REIT	392,606	12,304,272
Care Investment Trust Inc REIT	120,675	940,058
DCT Industrial Trust Inc REIT	302,050	1,528,373
Developers Diversified Realty Corp REIT †	26,430	128,978
Douglas Emmett Inc REIT †	253,708	3,313,426
Duke Realty Corp REIT †	365,190	4,002,482
Equity Lifestyle Properties Inc REIT †	258,217	9,905,204
Equity One Inc REIT †	2,200	38,940
Equity Residential REIT †	908,207	27,082,733
Extendicare REIT (Canada)	40,170	190,356
Federal Realty Investment Trust REIT †	255,126	15,838,222
Forest City Enterprises Inc ‘A’ †	658,360	4,411,012
HCP Inc REIT †	377,608	10,486,174
Healthcare Realty Trust Inc REIT †	745,850	17,512,558
Host Hotels & Resorts Inc REIT †	2,360,266	17,867,214
Kilroy Realty Corp REIT †	75,859	2,538,242
Kimco Realty Corp REIT †	660	12,065
Liberty Property Trust REIT †	441,592	10,081,545
Mack-Cali Realty Corp REIT	618,937	15,163,957
Plum Creek Timber Co Inc REIT †	336,913	11,704,358
Post Properties Inc REIT †	538,914	8,892,081
PS Business Parks Inc REIT †	115,427	5,154,970
Public Storage REIT †	246,747	19,616,387
Ramco-Gershenson Properties Trust REIT †	104,750	647,355
Regency Centers Corp REIT †	548,989	25,637,786
Senior Housing Properties Trust REIT †	1,054,760	18,901,299
Simon Property Group Inc REIT †	722,755	38,399,973
SL Green Realty Corp REIT †	28,365	734,654
Sovran Self Storage Inc REIT †	113,007	4,068,252
Strategic Hotels & Resorts Inc REIT †	1,010,924	1,698,352
Taubman Centers Inc REIT †	151,040	3,845,478
The Macerich Co REIT †	69,805	1,267,659
Ventas Inc REIT †	265,260	8,904,778
Vornado Realty Trust REIT †	305,240	18,421,234
Weingarten Realty Investors REIT †	9,990	206,693

		412,349,139

Health Care - 0.8%

Assisted Living Concepts Inc ‘A’ *	906,298	3,761,137

Total Common Stocks (Cost $675,695,417)		441,015,116

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.2%

Time Deposit - 5.2%

State Street Bank & Trust Co 0.050% due 01/02/09	$24,170,000	24,170,000

Total Short-Term Investment (Cost $24,170,000)		24,170,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.6% (Cost $699,865,417)		465,185,116

	Shares
SECURITIES LENDING COLLATERAL - 25.7%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	122,489,812	118,692,628
The Mellon GSL Reinvestment Trust II 0.000% + ¤	4,172,205	108,478

Total Securities Lending Collateral (Cost $126,662,017)		118,801,106

TOTAL INVESTMENTS - 126.3% (Cost $826,527,434)		583,986,222

OTHER ASSETS & LIABILITIES, NET - (26.3%)		(121,475,624)

NET ASSETS - 100.0%		$462,510,598

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified by property sector as a percentage of net assets as follows:

Retail	19.4%
Office/Industrial	18.6%
Residential	18.3%
Healthcare/Assisted Living	13.1%
Lodging	9.6%
Diversified	8.7%
Self Storage	5.2%
Land	2.5%

95.4%
Short-Term Investment & Securities Lending Collateral	30.9%
Other Assets & Liabilities, Net	(26.3%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $118,801,106 or 25.7% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $108,478 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 92.1%

Consumer Discretionary - 7.8%

Aaron Rents Inc †	277,666	$7,391,469
AutoZone Inc *	15,350	2,140,864
Best Buy Co Inc †	105,277	2,959,336
Hanesbrands Inc * †	378,350	4,823,962
Hillenbrand Inc	38,025	634,257
John Wiley & Sons Inc ‘A’	87,200	3,102,576
Mattel Inc	125,475	2,007,600
Omnicom Group Inc	116,400	3,133,488
Phillips-Van Heusen Corp	444,166	8,941,062
Ross Stores Inc	99,464	2,957,065
Sonic Corp * †	336,350	4,093,380
Staples Inc †	148,128	2,654,454
Wendy’s/Arby’s Group Inc ‘A’ †	641,680	3,169,899

		48,009,412

Consumer Staples - 7.7%

Archer-Daniels-Midland Co †	172,479	4,972,570
ConAgra Foods Inc	358,175	5,909,887
Energizer Holdings Inc * †	114,814	6,216,030
Ralcorp Holdings Inc * †	199,661	11,660,202
The J.M. Smucker Co	243,225	10,546,236
The Kroger Co	178,300	4,708,903
TreeHouse Foods Inc * †	109,900	2,993,676

		47,007,504

Energy - 3.3%

Anadarko Petroleum Corp	32,225	1,242,274
Arena Resources Inc * †	130,825	3,674,874
Cal Dive International Inc * †	550,234	3,582,023
Concho Resources Inc *	128,375	2,929,518
Dresser-Rand Group Inc * †	79,880	1,377,930
Oil States International Inc *	93,925	1,755,458
Petrohawk Energy Corp * †	108,450	1,695,074
SandRidge Energy Inc *	272,564	1,676,269
Superior Energy Services Inc *	59,772	952,168
XTO Energy Inc	34,600	1,220,342

		20,105,930

Financials - 21.7%

ACE Ltd (Switzerland)	141,250	7,474,950
Annaly Capital Management Inc REIT	487,275	7,733,054
Arthur J. Gallagher & Co †	230,750	5,978,732
Aspen Insurance Holdings Ltd (Bermuda)	181,925	4,411,681
Cullen/Frost Bankers Inc	185,400	9,396,072
Federated Investors Inc ‘B’	122,742	2,081,704
First Cash Financial Services Inc * †	415,491	7,919,258
HCC Insurance Holdings Inc	576,678	15,426,136
IPC Holdings Ltd (Bermuda)	394,992	11,810,261
Jefferies Group Inc	85,699	1,204,928
MFA Mortgage Investments Inc REIT	977,500	5,757,475
New York Community Bancorp Inc	172,475	2,062,801
People’s United Financial Inc	205,701	3,667,649
Prosperity Bancshares Inc †	298,064	8,819,714
Raymond James Financial Inc †	338,861	5,804,689
Reinsurance Group of America Inc †	31,750	1,359,535
TD Ameritrade Holding Corp *	249,196	3,551,043
United Bankshares Inc †	214,943	7,140,406
United Fire & Casualty Co †	102,534	3,185,731
W.R. Berkley Corp	191,825	5,946,575
Waddell & Reed Financial Inc ‘A’	501,425	7,752,030
Willis Group Holdings Ltd (Bermuda)	178,827	4,449,216

		132,933,640

Health Care - 10.9%

AmSurg Corp *	105,625	$2,465,288
Becton Dickinson & Co	26,975	1,844,820
C.R. Bard Inc	19,575	1,649,389
DaVita Inc *	133,332	6,609,267
Healthspring Inc * †	382,200	7,632,534
Henry Schein Inc * †	92,825	3,405,749
inVentiv Health Inc * †	281,200	3,245,048
LHC Group Inc * †	169,315	6,095,340
Owens & Minor Inc †	56,825	2,139,461
Patterson Cos Inc *	368,000	6,900,000
Pediatrix Medical Group Inc * †	369,108	11,700,724
Teleflex Inc	92,210	4,619,721
Teva Pharmaceutical Industries Ltd ADR λ (Israel)	—	22
Thermo Fisher Scientific Inc *	103,725	3,533,911
Zimmer Holdings Inc *	118,500	4,789,770

		66,631,044

Industrials - 13.8%

A.O. Smith Corp	106,800	3,152,736
Actuant Corp ‘A’ †	136,450	2,595,279
Alliant Techsystems Inc * †	110,926	9,513,014
Belden Inc †	94,025	1,963,242
Bucyrus International Inc	81,300	1,505,676
Eaton Corp	28,050	1,394,366
Equifax Inc	71,950	1,908,114
Forward Air Corp †	187,200	4,543,344
Foster Wheeler Ltd * (Bermuda)	57,425	1,342,596
General Cable Corp * †	251,121	4,442,330
Harsco Corp	47,275	1,308,572
Healthcare Services Group Inc †	260,187	4,144,779
Kaydon Corp †	100,446	3,450,320
Lincoln Electric Holdings Inc †	143,417	7,304,228
McDermott International Inc * † (Panama)	75,645	747,373
Nordson Corp †	33,630	1,085,913
Pitney Bowes Inc †	76,707	1,954,494
RR Donnelley & Sons Co	70,900	962,822
Team Inc *	69,211	1,917,145
Terex Corp * †	53,425	925,321
URS Corp *	151,925	6,193,982
Waste Connections Inc * †	405,065	12,787,902
Watson Wyatt Worldwide Inc ‘A’ †	190,525	9,110,905

		84,254,453

Information Technology - 11.4%

Amdocs Ltd * (United Kingdom)	190,469	3,483,678
CACI International Inc ‘A’ * †	156,700	7,065,603
CommScope Inc * †	28,037	435,695
FactSet Research Systems Inc †	136,025	6,017,746
Fiserv Inc *	47,605	1,731,394
MICROS Systems Inc * †	181,915	2,968,853
Microsemi Corp * †	322,000	4,070,080
NICE Systems Ltd ADR * (Israel)	413,932	9,301,052
Nuance Communications Inc * †	437,850	4,536,126
Rofin-Sinar Technologies Inc * †	87,094	1,792,395
SRA International Inc ‘A’ * †	476,425	8,218,331
Sybase Inc * †	484,300	11,996,111
Tyler Technologies Inc * †	391,025	4,684,480
Varian Semiconductor Equipment Associates Inc * †	202,325	3,666,129

		69,967,673

Materials - 10.6%

Airgas Inc	181,825	7,089,357
Albemarle Corp	113,491	2,530,849
Cliffs Natural Resources Inc	92,200	2,361,242
FMC Corp	52,750	2,359,508

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Nalco Holding Co	178,825	$2,063,640
Owens-Illinois Inc *	607,600	16,605,708
Pactiv Corp * †	545,550	13,573,284
Silgan Holdings Inc †	207,550	9,922,966
Steel Dynamics Inc †	199,900	2,234,882
The Scotts Miracle-Gro Co ‘A’	203,025	6,033,903

		64,775,339

Telecommunication Services - 1.5%

Syniverse Holdings Inc *	750,575	8,961,866

Utilities - 3.4%

Atmos Energy Corp †	142,275	3,371,918
Calpine Corp * †	356,596	2,596,019
Equitable Resources Inc †	237,700	7,974,835
Vectren Corp	135,575	3,390,731
Westar Energy Inc †	176,265	3,615,195

		20,948,698

Total Common Stocks (Cost $653,314,636)		563,595,559

EXCHANGE-TRADED FUNDS - 4.6%

iShares Russell 2000 Value Index Fund	370,400	18,212,568
iShares Russell Midcap Value Index Fund	361,950	10,293,858

Total Exchange-Traded Funds (Cost $28,592,091)		28,506,426

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.6%

Time Deposit - 3.6%

State Street Bank & Trust Co 0.050% due 01/02/09	$21,786,000	21,786,000

Total Short-Term Investment (Cost $21,786,000)		21,786,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.3% (Cost $703,692,727)		613,887,985

	Shares
SECURITIES LENDING COLLATERAL - 17.8%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	112,705,949	109,212,065
The Mellon GSL Reinvestment Trust II 0.000% + ¤	2,699,216	70,180

Total Securities Lending Collateral (Cost $115,405,165)		109,282,245

TOTAL INVESTMENTS - 118.1% (Cost $819,097,892)		723,170,230

OTHER ASSETS & LIABILITIES, NET - (18.1%)		(111,044,705)

NET ASSETS - 100.0%		$612,125,525

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Financials	21.7%
Short-Term Investment & Securities Lending Collateral	21.4%
Industrials	13.8%
Information Technology	11.4%
Health Care	10.9%
Materials	10.6%
Consumer Discretionary	7.8%
Consumer Staples	7.7%
Exchange-Traded Funds	4.6%
Utilities	3.4%
Energy	3.3%
Telecommunication Services	1.5%

118.1%
Other Assets & Liabilities, Net	(18.1%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $109,282,245 or 17.8% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $70,180 or less than 0.1% of the net assets were in default as of December 31, 2008.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-115

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2008

Explanation of Symbols:

*	Non-income producing securities.

†	Securities (or a portion of securities) on loan as of December 31, 2008.

+	Securities were fair valued under the procedures established by the Fund’s Board of Trustees (the “Board”), including considerations to determine fair values for certain foreign equity securities, if applicable.

Δ	Rate shown reflects 7-day yield as of December 31, 2008.

~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

◊	Restricted Securities. These securities are not registered, and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board.

”	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate shown is based on the latest available information as of December 31, 2008.

¤	Securities were in default as of December 31, 2008.

±	Securities are grouped by coupon rate and represent a range of maturities.

♦	Underlying municipal bond security transferred to a Tender Option Bond Trust.

‡	Securities were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, delayed delivery securities, futures contracts, written option contracts, and/or swap contracts as of December 31, 2008.

λ	Total shares owned by the portfolio as of December 31, 2008 were less than one share.

∞	Unsettled position. Contract rates do not take effect until settlement date.

•	Participation interests in loans. See Note 2K to Notes to Financial Statements.

ж	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager pursuant to the Fund’s policy and procedures. See Note 2V to Notes to Financial Statements.

Counterparty Abbreviations:

BOA	Bank of America
BRC	Barclays
BNP	BNP Paribas
CIT	Citigroup
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
UBS	UBS

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt
CBOT	Chicago Board of Trade
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMM	Constant Maturity Mortgage Rate
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
HSI	Hong Kong Stock Exchange
IO	Interest Only
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
NYSE	New York Stock Exchange
OTC	Over the Counter
PO	Principal Only
REIT	Real Estate Investment Trust
RNC	Riparmio Non-Convertible (Non-Convertible savings
shares on Italian Stock Exchanges)
SDR	Swedish Depositary Receipt
TSE	Toronto Stock Exchange
XAMS	Amsterdam Stock Exchange
XNMX	NASDAQ Exchange
XVTX	Virt-X Pan-European Stock Exchange
Note:
The descriptions and industry and geographic classifications of the companies shown in the schedule of investments were obtained from published reports and other sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008
(In thousands, except per share amounts)

	Small-Cap	International	Long/Short	International	Equity	Small-Cap
	Growth	Value	Large-Cap	Small-Cap	Index	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$706,067	$2,307,622	$725,541	$620,434	$1,842,771	$549,235
Cash (1)	1	3,857	10	1	4,590	156
Foreign currency held, at value	—	12,458	—	91	—	—
Receivables:
Dividends and interest	372	5,346	1,538	1,582	4,028	796
Fund shares sold	678	2,527	507	761	661	94
Securities sold	988	5,266	357	1,564	—	956
Variation margin	—	—	287	—	522	143
Forward foreign currency contracts appreciation	—	878	—	—	—	—
Other assets	—	287	—	—	—	—

Total Assets	708,106	2,338,241	728,240	624,433	1,852,572	551,380

LIABILITIES
Payable upon return of securities loaned	134,442	105,564	—	21,995	110,245	131,418
Payables:
Fund shares redeemed	3	131	17	9	302	—
Securities purchased	20,829	370	364	6,525	2,817	234
Accrued advisory fees	259	1,154	416	399	72	100
Accrued service fees	14	59	19	16	46	11
Accrued support service expenses	5	18	5	4	13	5
Accrued custodian, and portfolio accounting and tax fees	39	128	22	44	51	27
Accrued deferred trustee compensation and retirement benefits	8	41	—	—	44	31
Accrued dividends and interest	—	—	9	—	—	—
Accrued other	30	137	31	38	97	34
Forward foreign currency contracts depreciation	—	2,923	—	—	—	—
Other liabilities	—	—	—	28	—	—

Total Liabilities	155,629	110,525	883	29,058	113,687	131,860

NET ASSETS	$552,477	$2,227,716	$727,357	$595,375	$1,738,885	$419,520

NET ASSETS CONSIST OF:
Paid-in capital (2), (3)	$994,706	$3,936,307	$1,116,596	$1,079,157	$2,832,858	$851,645
Accumulated deficit (2)	(442,229)	—	(389,239)	—	(1,093,973)	(432,125)
Undistributed net investment income (3)	—	1,759	—	811	—	—
Accumulated net realized loss (3)	—	(408,470)	—	(263,277)	—	—
Net unrealized depreciation on investments and assets and liabilities in foreign currencies (3)	—	(1,301,880)	—	(221,316)	—	—

NET ASSETS	$552,477	$2,227,716	$727,357	$595,375	$1,738,885	$419,520

Shares outstanding, $.001 par value (unlimited shares authorized)	86,509	255,294	111,043	110,323	88,761	53,750

Net Asset Value Per Share	$6.39	$8.73	$6.55	$5.40	$19.59	$7.80

Investments, at cost	$922,345	$3,607,370	$911,359	$841,743	$2,537,854	$825,373
Securities on loan, at value	130,164	99,212	—	20,673	107,591	126,811
Foreign currency held, at cost	—	12,612	—	92	—	—

(1)	Includes margin deposits segregated for futures contracts in the International Value and Equity Index Portfolios of $3,818 and $4,527 respectively.

(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 to Financial Statements).

(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008
(In thousands, except per share amounts)

	Diversified		American Funds	American Funds	Large-Cap
	Research	Equity	Growth-Income	Growth	Value	Technology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$797,117	$160,899	$1,159,528	$1,186,565	$2,251,746	$55,157
Cash	1	1	—	151	—	—
Foreign currency held, at value	—	—	—	—	14	85
Receivables:
Dividends and interest	1,576	220	—	—	5,125	21
Fund shares sold	449	21	818	1,369	529	41
Securities sold	—	—	—	—	—	66

Total Assets	799,143	161,141	1,160,346	1,188,085	2,257,414	55,370

LIABILITIES
Payable upon return of securities loaned	118,282	34,697	—	—	190,748	8,701
Payables:
Fund shares redeemed	—	11	14	225	41	14
Securities purchased	243	488	805	1,144	—	2,192
Due to custodian	—	—	211	—	—	—
Accrued advisory fees	367	47	384	388	1,014	33
Accrued service fees	18	3	31	31	55	1
Accrued support service expenses	5	1	8	8	15	—
Accrued custodian, and portfolio accounting and tax fees	26	6	6	5	61	6
Accrued deferred trustee compensation and retirement benefits	14	12	6	2	50	3
Accrued other	45	9	70	68	118	3

Total Liabilities	119,000	35,274	1,535	1,871	192,102	10,953

NET ASSETS	$680,143	$125,867	$1,158,811	$1,186,214	$2,065,312	$44,417

NET ASSETS CONSIST OF:
Paid-in capital (1), (2)	$1,280,458	$235,036	$1,922,836	$2,155,604	$3,276,204	$100,253
Accumulated deficit (1)	(600,315)	(109,169)	(764,025)	(969,390)	(1,210,892)	(55,836)
Undistributed/accumulated net investment income (loss) (2)	—	—	—	—	—	—
Undistributed/accumulated net realized gain (loss) (2)	—	—	—	—	—	—
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (2)	—	—	—	—	—	—

NET ASSETS	$680,143	$125,867	$1,158,811	$1,186,214	$2,065,312	$44,417

Shares outstanding, $.001 par value (unlimited shares authorized)	100,078	11,224	159,497	172,786	237,812	14,892

Net Asset Value Per Share	$6.80	$11.21	$7.27	$6.87	$8.68	$2.98

Investments, at cost	$1,025,726	$218,815	$1,890,640	$2,100,799	$2,843,287	$66,219
Securities on loan, at value	116,763	34,127	—	—	186,788	8,590
Foreign currency held, at cost	—	—	—	—	15	78

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 to Financial Statements).

(2)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008
(In thousands, except per share amounts)

	Short
	Duration	Floating	Diversified	Growth	Focused	Health
	Bond	Rate Loan	Bond	LT	30	Sciences
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$1,748,092	$619,359	$3,114,218	$1,346,580	$419,320	$106,200
Repurchase agreements, at value	106,400	—	—	—	—	—
Cash (1)	—	2,348	272	14,856	—	—
Foreign currency held, at value	—	293	606	7,069	—	—
Deposits with brokers for securities sold short	—	—	26,405	—	—	—
Receivables:
Dividends and interest	8,620	14,116	17,607	1,264	180	30
Fund shares sold	—	520	24	1,090	384	—
Securities sold	2,031	26,303	224,145	3,552	—	—
Swap agreements	—	—	11,155	—	—	—
Variation margin	834	—	52	—	—	—
Swap appreciation	—	—	6,071	—	—	—
Forward foreign currency contracts appreciation	—	—	—	3,190	—	—

Total Assets	1,865,977	$662,939	3,400,555	1,377,601	419,884	106,230

LIABILITIES
Payable upon return of securities loaned	216,534	—	569,510	120,674	62,218	24,024
Payables:
Fund shares redeemed	586	33	673	2	3	26
Securities purchased	75,707	5,041	905,465	209	1,932	—
Swap agreements	—	—	4,573	—	—	—
Securities sold short, at value	—	—	26,790	—	—	—
Accrued advisory fees	530	411	626	549	205	59
Accrued service fees	43	18	51	33	9	2
Accrued support service expenses	12	5	15	9	3	1
Accrued custodian, and portfolio accounting and tax fees	76	107	69	48	16	5
Accrued deferred trustee compensation and retirement benefits	23	—	—	44	1	3
Accrued other	77	50	92	75	20	5
Outstanding options written, at value	—	—	1,641	1,955	—	—
Swap depreciation	—	—	31,903	—	—	—
Forward foreign currency contracts depreciation	—	—	—	6,805	—	—
Unfunded loan commitment depreciation	—	71	—	—	—	—
Other liabilities	—	67	—	—	2	—

Total Liabilities	293,588	5,803	1,541,408	130,403	64,409	24,125

NET ASSETS	$1,572,389	$657,136	$1,859,147	$1,247,198	$355,475	$82,105

NET ASSETS CONSIST OF:
Paid-in capital (2), (3)	$1,766,123	$1,019,978	$2,171,515	$2,103,544	$664,967	$119,021
Accumulated deficit (2)	—	—	—	(856,346)	(309,492)	(36,916)
Undistributed net investment income (3)	390	866	4,226	—	—	—
Accumulated net realized loss (3)	(33,493)	(71,561)	(143,464)	—	—	—
Net unrealized depreciation on investments and assets and liabilities in foreign currencies (3)	(160,631)	(292,147)	(173,130)	—	—	—

NET ASSETS	$1,572,389	$657,136	$1,859,147	$1,247,198	$355,475	$82,105

Shares outstanding, $.001 par value (unlimited shares authorized)	178,520	106,664	215,345	93,853	47,231	11,123

Net Asset Value Per Share	$8.81	$6.16	$8.63	$13.29	$7.53	$7.38

Investments, at cost	$1,911,844	$911,590	$3,265,738	$1,814,749	$624,395	$117,244
Repurchase agreements, at cost	106,400	—	—	—	—	—
Securities on loan, at value	212,593	—	556,085	118,716	61,779	23,634
Foreign currency held, at cost	—	304	620	7,265	—	—
Proceeds from securities sold short	—	—	26,405	—	—	—
Premiums received from outstanding options written	—	—	290	641	—	—

(1)	Includes margin deposits segregated for futures contracts in the Growth LT Portfolio of $14,853.

(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 to Financial Statements).

(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008
(In thousands, except per share amounts)

	Mid-Cap	Large-Cap	International	Small-Cap	Multi-	Main Street
	Equity	Growth	Large-Cap	Value	Strategy	Core
	Portfolio(1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$3,060,901	$560,068	$2,230,022	$553,075	$246,612	$1,609,850
Cash (2)	1	1	—	70	882	—
Foreign currency held, at value	—	—	5,165	—	—	—
Receivables:
Dividends and interest	5,270	411	2,678	1,217	980	2,392
Fund shares sold	2,456	652	770	233	74	929
Securities sold	8,296	—	—	617	4,165	1,423
Swap agreements	—	—	—	—	238	—
Other	—	—	—	—	98	—
Swap appreciation	—	—	—	—	7,296	—

Total Assets	3,076,924	561,132	2,238,635	555,212	260,345	1,614,594

LIABILITIES
Payable upon return of securities loaned	354,125	26,346	151,811	115,616	10,168	177,799
Payables:
Fund shares redeemed	—	—	28	1	3	31
Securities purchased	13,845	2,222	940	1,321	45,867	4,887
Swap agreements	—	—	—	—	1,152	—
Due to custodian	—	—	15	—	—	—
Variation margin	—	—	—	—	372	—
Accrued advisory fees	1,398	313	1,260	262	76	515
Accrued service fees	71	14	56	11	5	37
Accrued support service expenses	21	5	16	4	2	11
Accrued custodian, and portfolio accounting and tax fees	92	19	107	18	49	48
Accrued deferred trustee compensation and retirement benefits	35	31	36	9	17	39
Accrued other	162	34	118	25	15	86
Swap depreciation	—	—	—	—	7,199	—
Other liabilities	—	—	3	—	—	—

Total Liabilities	369,749	28,984	154,390	117,267	64,925	183,453

NET ASSETS	$2,707,175	$532,148	$2,084,245	$437,945	$195,420	$1,431,141

NET ASSETS CONSIST OF:
Paid-in capital (3), (4)	$5,196,700	$1,009,881	$2,911,836	$685,812	$386,260	$2,537,931
Accumulated deficit (3)	(2,489,525)	(477,733)	—	(247,867)	(190,840)	(1,106,790)
Undistributed net investment income (4)	—	—	3	—	—	—
Accumulated net realized loss (4)	—	—	(115,573)	—	—	—
Net unrealized depreciation on investments and assets and liabilities in foreign currencies (4)	—	—	(712,021)	—	—	—
NET ASSETS	$2,707,175	$532,148	$2,084,245	$437,945	$195,420	$1,431,141

Shares outstanding, $.001 par value (unlimited shares authorized)	311,239	144,491	452,184	48,907	21,264	108,513

Net Asset Value Per Share	$8.70	$3.68	$4.61	$8.95	$9.19	$13.19

Investments, at cost	$4,001,103	$647,127	$2,941,978	$668,551	$309,370	$2,212,531
Securities on loan, at value	347,170	26,125	143,542	113,704	10,147	173,978
Foreign currency held, at cost	—	—	5,200	—	—	—

(1)	Formerly named Mid-Cap Value Portfolio.

(2)	Includes margin deposits segregated for futures contracts in the Multi-Strategy Portfolio of $512.

(3)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 to Financial Statements).

(4)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008
(In thousands, except per share amounts)

	Emerging	Money	High Yield	Managed	Inflation
	Markets	Market	Bond	Bond	Managed	Comstock
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$1,076,870	$1,661,195	$722,909	$9,376,427	$7,914,385	$1,517,596
Repurchase agreements, at value	—	—	—	26,000	123,798	—
Cash (1)	900	1	6,927	47,662	17,568	—
Foreign currency held, at value	4,079	—	—	42,677	21,274	—
Deposits with brokers for securities sold short	—	—	—	—	107,629	—
Receivables:
Dividends and interest	1,298	1,592	15,043	49,038	33,325	3,706
Fund shares sold	1,244	2,336	1,580	—	—	992
Securities sold	310	—	2,583	2,534,277	1,206,654	1,396
Swap agreements	—	—	—	69,037	23,769	—
Other	—	—	—	—	460	—
Swap appreciation	—	—	—	196,060	103,599	—
Forward foreign currency contracts appreciation	—	—	—	21,366	1,100	—
Other assets	191	—	—	—	—	—

Total Assets	1,084,892	1,665,124	749,042	12,362,544	9,555,214	1,523,690

LIABILITIES
Payable upon return of securities loaned	59,924	—	69,597	333,772	—	43,098
Payables:
Fund shares redeemed	—	5,854	4	4,159	1,463	23
Securities purchased	2,320	—	27,178	6,936,727	5,061,063	—
Swap agreements	—	—	—	68,064	45,572	—
Securities sold short, at value	—	—	—	—	107,918	—
Floating rate certificates	—	—	—	3,040	1,670	—
Due to brokers	—	—	—	43,710	64,749	—
Variation margin	—	—	—	7,588	1,281	—
Accrued advisory fees	662	170	201	1,450	1,333	842
Accrued service fees	27	45	17	120	110	39
Accrued support service expenses	7	11	5	34	29	11
Accrued custodian, and portfolio accounting and tax fees	153	24	31	279	180	44
Accrued deferred trustee compensation and retirement benefits	11	32	21	70	44	11
Accrued dividends and interest	—	—	—	55	15	—
Accrued other	73	65	34	222	210	89
Outstanding options written, at value	—	—	—	59,042	15,020	—
Swap depreciation	—	—	—	461,330	252,220	—
Forward foreign currency contracts depreciation	—	—	—	33,652	18,619	—
Other liabilities		—	4	3	133	—

Total Liabilities	63,177	6,201	97,092	7,953,317	5,571,629	44,157

NET ASSETS	$1,021,715	$1,658,923	$651,950	$4,409,227	$3,983,585	$1,479,533

NET ASSETS CONSIST OF:
Paid-in capital (2), (3)	$1,415,513	$1,658,448	$1,052,955	$4,600,495	$4,549,717	$2,664,832
Accumulated deficit (2)	—	—	—	—	—	(1,185,299)
Undistributed net investment income (3)	176	477	173	156,509	62,176	—
Undistributed/accumulated net realized gain (loss) (3)	118,030	(2)	(204,991)	224,759	(430,728)	—
Net unrealized depreciation on investments and assets and liabilities in foreign currencies (3)	(512,004)	—	(196,187)	(572,536)	(197,580)	—

NET ASSETS	$1,021,715	$1,658,923	$651,950	$4,409,227	$3,983,585	$1,479,533

Shares outstanding, $.001 par value (unlimited shares authorized)	116,140	164,274	139,923	419,027	400,740	249,087

Net Asset Value Per Share	$8.80	$10.10	$4.66	$10.52	$9.94	$5.94

Investments, at cost	$1,588,818	$1,661,195	$919,096	$9,741,456	$8,039,158	$2,148,647
Repurchase agreements, at cost	—	—	—	26,000	123,798	—
Securities on loan, at value	57,910	—	67,951	316,795	—	41,223
Foreign currency held, at cost	4,118	—	—	43,848	21,512	—
Proceeds from securities sold short	—	—	—	—	107,629	—
Premiums received from outstanding options written	—	—	—	16,431	5,444	—

(1)	Includes cash collateral and margin deposits segregated in the Managed Bond and Inflation Managed Portfolios of $45,535 and $26,337, respectively.

(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 to Financial Statements).

(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008
(In thousands, except per share amounts)

	Mid-Cap	Real	Small-Cap
	Growth	Estate	Equity
	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$744,944	$583,986	$723,170
Cash	1	73	—
Foreign currency held, at value	—	3	—
Receivables:
Dividends and interest	360	4,968	1,268
Fund shares sold	848	599	152
Securities sold	—	—	3,963

Total Assets	746,153	589,629	728,553

LIABILITIES
Payable upon return of securities loaned	154,749	126,662	115,405
Payables:
Fund shares redeemed	196	73	6
Securities purchased	—	—	581
Accrued advisory fees	332	300	364
Accrued service fees	16	12	16
Accrued support service expenses	6	4	5
Accrued custodian, and portfolio accounting and tax fees	35	21	20
Accrued deferred trustee compensation and retirement benefits	7	15	—
Accrued other	41	31	30

Total Liabilities	155,382	127,118	116,427

NET ASSETS	$590,771	$462,511	$612,126

NET ASSETS CONSIST OF:
Paid-in capital (1), (2)	$1,020,959	$1,177,256	$844,077
Accumulated deficit (1)	(430,188)	(714,745)	(231,951)
Undistributed/accumulated net investment income (loss) (2)	—	—	—
Undistributed/accumulated net realized gain (loss) (2)	—	—	—
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (2)	—	—	—

NET ASSETS	$590,771	$462,511	$612,126

Shares outstanding, $.001 par value (unlimited shares authorized)	124,406	52,705	66,302

Net Asset Value Per Share	$4.75	$8.78	$9.23

Investments, at cost	$1,124,399	$826,527	$819,098
Securities on loan, at value	152,904	128,127	114,551
Foreign currency held, at cost	—	3	—

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 to Financial Statements).

(2)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands)

	Small-Cap	International	Long/Short	International	Equity	Small-Cap
	Growth	Value	Large-Cap	Small-Cap	Index	Index
	Portfolio	Portfolio	Portfolio(1)	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,838	$126,765	$14,931	$24,963	$49,840	$11,940
Interest, net of foreign taxes withheld	546	851	245	471	504	1,060
Securities lending	2,354	6,070	—	1,079	1,424	3,512
Other	—	—	—	21	—	—

Total Investment Income	4,738	133,686	15,176	26,534	51,768	16,512

EXPENSES
Advisory fees	4,390	20,820	5,873	7,263	1,061	2,549
Service fees	1,464	6,406	1,174	1,710	4,244	1,700
Support services expenses	49	161	46	43	99	61
Custodian fees and expenses	17	196	9	77	16	28
Portfolio accounting and tax fees	67	194	33	78	114	48
Printing expenses	23	104	19	28	69	27
Postage and mailing expenses	20	92	13	25	62	27
Legal and audit fees	34	149	33	39	101	39
Trustees’ compensation and expenses	12	54	9	14	35	15
Interest expense and commitment fees	2	119	786	—	13	3
Dividend expenses	—	—	2,340	—	—	—
Offering expenses	—	—	48	—	—	—
Other	5	57	9	18	31	13

Total Expenses	6,083	28,352	10,392	9,295	5,845	4,510
Custodian and Other Credits	(24)	(143)	(2)	(36)	(10)	(30)
Advisory Fee Waiver (2)	—	—	(808)	—	—	—

Net Expenses	6,059	28,209	9,582	9,259	5,835	4,480

NET INVESTMENT INCOME (LOSS)	(1,321)	105,477	5,594	17,275	45,933	12,032

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	(171,400)	(395,583)	(304,977)	(230,404)	(44,040)	34,167
Closed short positions	—	—	114,481	—	—	—
Futures contracts and swap transactions	(135)	(12,141)	(13,285)	730	(18,484)	(16,981)
Foreign currency transactions	—	(7,442)	—	302	—	—

Net Realized Gain (Loss)	(171,535)	(415,166)	(203,781)	(229,372)	(62,524)	17,186

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(279,298)	(1,598,570)	(185,818)	(288,454)	(1,013,452)	(308,183)
Futures contracts and swaps	—	(146)	356	—	875	(2,153)
Foreign currencies	—	(2,017)	—	(9)	—	—

Change in Net Unrealized Depreciation	(279,298)	(1,600,733)	(185,462)	(288,463)	(1,012,577)	(310,336)

NET LOSS	(450,833)	(2,015,899)	(389,243)	(517,835)	(1,075,101)	(293,150)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($452,154)	($1,910,422)	($383,649)	($500,560)	($1,029,168)	($281,118)

Foreign taxes withheld on dividends and interest	$4	$14,457	$9	$2,158	$—	$4

(1)	Operations commenced on May 1, 2008.

(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Long/Short Large-Cap Portfolio (See Note 3 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands)

	Diversified		American Funds	American Funds	Large-Cap
	Research	Equity	Growth-Income	Growth	Value	Technology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$18,675	$2,001	$—	$—	$63,674	$470
Dividends from mutual fund investments	—	—	31,786	19,004	—	—
Interest, net of foreign taxes withheld	403	51	—	—	3,826	43
Securities lending	1,333	289	—	—	1,668	178

Total Investment Income	20,411	2,341	31,786	19,004	69,168	691

EXPENSES
Advisory fees	7,057	899	12,100	11,337	15,680	739
Service fees	2,140	399	3,278	3,066	5,290	164
Support services expenses	59	16	66	62	123	17
Custodian fees and expenses	10	3	—	—	17	6
Portfolio accounting and tax fees	64	13	16	14	141	11
Printing expenses	34	6	52	49	85	3
Postage and mailing expenses	34	6	47	44	76	1
Legal and audit fees	50	12	80	76	125	4
Trustees’ compensation and expenses	18	3	28	25	44	1
Interest expense and commitment fees	2	1	20	19	6	2
Other	14	4	18	20	38	—

Total Expenses	9,482	1,362	15,705	14,712	21,625	948
Custodian and Other Credits	(15)	(2)	(4)	(3)	(20)	(1)
Advisory Fee Waiver (1)	—	—	(5,572)	(5,212)	—	—

Net Expenses	9,467	1,360	10,129	9,497	21,605	947

NET INVESTMENT INCOME (LOSS)	10,944	981	21,657	9,507	47,563	(256)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	(128,112)	(22,297)	25,240	(689)	(232,919)	(36,242)
Closed short positions	—	—	—	—	312	—
Futures contracts and swap transactions	1,171	—	—	—	—	—
Foreign currency transactions	—	—	—	—	(5)	20
Capital gain distributions from mutual fund investments	—	—	104,395	189,125	—	—

Net Realized Gain (Loss)	(126,941)	(22,297)	129,635	188,436	(232,612)	(36,222)

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(326,804)	(74,323)	(867,316)	(1,076,296)	(912,328)	(20,561)
Foreign currencies	—	—	—	—	(3)	7

Change in Net Unrealized Depreciation	(326,804)	(74,323)	(867,316)	(1,076,296)	(912,331)	(20,554)

NET LOSS	(453,745)	(96,620)	(737,681)	(887,860)	(1,144,943)	(56,776)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($442,801)	($95,639)	($716,024)	($878,353)	($1,097,380)	($57,032)

Foreign taxes withheld on dividends and interest	$51	$5	$—	$—	$1,784	$27

(1)	Pacific Life Fund Advisors LLC waived 0.34% of its advisory fees for the American Funds Growth-Income and American Funds Growth Portfolios (See Note 3 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands)

	Short Duration	Floating	Diversified	Growth	Focused	Health
	Bond	Rate Loan	Bond	LT	30	Sciences
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$—	$—	$22,528	$3,179	$2,392
Interest, net of foreign taxes withheld	71,144	66,322	98,296	559	187	107
Securities lending	1,680	—	4,002	1,483	724	269
Other	—	108	6	3	2	—

Total Investment Income	72,824	66,430	102,304	24,573	4,092	2,768

EXPENSES
Advisory fees	6,573	5,958	7,972	9,296	3,250	1,014
Service fees	3,287	1,589	3,986	3,380	904	225
Support services expenses	91	51	132	90	29	7
Custodian fees and expenses	34	3	35	47	11	5
Portfolio accounting and tax fees	115	326	151	97	31	7
Printing expenses	52	25	63	54	15	3
Postage and mailing expenses	47	20	52	49	12	3
Legal and audit fees	82	41	109	79	21	4
Trustees’ compensation and expenses	27	14	34	28	7	2
Interest expense and commitment fees	44	12	49	44	56	—
Offering expenses	—	26	—	—	—	—
Other	23	28	19	24	8	1

Total Expenses	10,375	8,093	12,602	13,188	4,344	1,271
Custodian and Other Credits	(16)	(13)	(31)	(18)	(7)	(2)

Net Expenses	10,359	8,080	12,571	13,170	4,337	1,269

NET INVESTMENT INCOME (LOSS)	62,465	58,350	89,733	11,403	(245)	1,499

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	(17,004)	(70,268)	(90,967)	(88,915)	(48,957)	(7,004)
Closed short positions	(563)	—	(1,200)	—	—	—
Futures contracts and swap transactions	25,195	—	(2,658)	(404)	(5,524)	—
Written option transactions	—	—	(38,669)	362	42	—
Foreign currency transactions	—	170	903	11,567	(197)	(119)

Net Realized Gain (Loss)	7,628	(70,098)	(132,591)	(77,390)	(54,636)	(7,123)

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(156,062)	(248,566)	(115,358)	(794,386)	(300,660)	(33,959)
Unfunded loan commitments	—	176	—	—	—	—
Short positions	—	—	508	—	—	—
Futures contracts and swaps	(1,542)	—	(9,988)	—	—	—
Written options	—	—	(494)	(1,281)	—	—
Foreign currencies	—	140	(717)	(3,255)	2	—

Change in Net Unrealized Depreciation	(157,604)	(248,250)	(126,049)	(798,922)	(300,658)	(33,959)

NET LOSS	(149,976)	(318,348)	(258,640)	(876,312)	(355,294)	(41,082)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($87,511)	($259,998)	($168,907)	($864,909)	($355,539)	($39,583)

Foreign taxes withheld on dividends and interest	$—	$—	$—	$1,398	$53	$69

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands)

	Mid-Cap	Large-Cap	International	Small-Cap	Multi-	Main Street
	Equity	Growth	Large-Cap	Value	Strategy	Core
	Portfolio(1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$85,281	$5,167	$74,076	$17,597	$2,672	$39,352
Interest, net of foreign taxes withheld	2,836	225	770	260	10,104	327
Securities lending	4,969	842	3,696	1,464	250	1,572
Other	—	—	45	—	97	1

Total Investment Income	93,086	6,234	78,587	19,321	13,123	41,252

EXPENSES
Advisory fees	24,284	5,621	20,661	4,151	1,555	9,000
Service fees	7,478	1,572	5,435	1,107	691	4,000
Support services expenses	191	39	132	37	17	97
Custodian fees and expenses	34	8	181	10	22	33
Portfolio accounting and tax fees	203	43	156	32	132	120
Printing expenses	119	25	88	18	11	64
Postage and mailing expenses	109	25	84	16	11	59
Legal and audit fees	177	37	128	26	16	96
Trustees’ compensation and expenses	62	13	45	9	6	34
Interest expense and commitment fees	6	1	14	2	22	4
Other	51	10	44	7	4	27

Total Expenses	32,714	7,394	26,968	5,415	2,487	13,534
Custodian and Other Credits	(37)	(6)	(35)	(9)	(5)	(16)

Net Expenses	32,677	7,388	26,933	5,406	2,482	13,518

NET INVESTMENT INCOME (LOSS)	60,409	(1,154)	51,654	13,915	10,641	27,734

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	(1,168,862)	(260,284)	(106,110)	(21,554)	(43,050)	(277,793)
Futures contracts and swap transactions	1,544	—	—	—	(37,321)	315
Foreign currency transactions	—	—	(1,463)	—	97	—

Net Realized Loss	(1,167,318)	(260,284)	(107,573)	(21,554)	(80,274)	(277,478)

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(573,791)	(263,518)	(1,072,544)	(169,958)	(106,552)	(643,726)
Futures contracts and swaps	—	—	—	—	1,083	—
Foreign currencies	—	—	(172)	—	3	—

Change in Net Unrealized Depreciation	(573,791)	(263,518)	(1,072,716)	(169,958)	(105,466)	(643,726)

NET LOSS	(1,741,109)	(523,802)	(1,180,289)	(191,512)	(185,740)	(921,204)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($1,680,700)	($524,956)	($1,128,635)	($177,597)	($175,099)	($893,470)

Foreign taxes withheld on dividends and interest	$—	$—	$9,166	$50	$80	$—

(1)	Formerly named Mid-Cap Value Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands)

	Emerging	Money	High Yield	Managed	Inflation
	Markets	Market	Bond	Bond	Managed	Comstock
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$43,321	$—	$361	$3,755	$522	$58,770
Interest, net of foreign taxes withheld	1,174	33,888	66,044	279,755	211,237	1,529
Securities lending	530	—	894	4,437	—	1,048
Other	—	—	79	291	—	—

Total Investment Income	45,025	33,888	67,378	288,238	211,759	61,347

EXPENSES
Advisory fees	12,763	1,654	3,003	18,971	18,507	14,407
Service fees	3,191	2,559	1,501	9,564	9,320	4,137
Support services expenses	73	71	39	241	204	99
Custodian fees and expenses	475	6	10	188	103	13
Portfolio accounting and tax fees	167	62	76	565	454	113
Printing expenses	52	40	24	153	150	66
Postage and mailing expenses	46	35	22	132	126	59
Legal and audit fees	73	72	40	231	222	97
Trustees’ compensation and expenses	27	21	12	80	78	35
Interest expense and commitment fees	80	2	3	372	417	12
Other	62	16	8	56	55	25

Total Expenses	17,009	4,538	4,738	30,553	29,636	19,063
Custodian and Other Credits	(59)	(4)	(9)	(191)	(123)	(6)

Net Expenses	16,950	4,534	4,729	30,362	29,513	19,057

NET INVESTMENT INCOME	28,075	29,354	62,649	257,876	182,246	42,290

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions (1)	120,832	(1)	(71,296)	202,873	(142,972)	(384,414)
Closed short positions	—	—	—	(60,724)	(192,879)	—
Futures contracts and swap transactions	—	—	—	212,768	(13,143)	2,112
Written option transactions	—	—	—	(48,666)	10,323	—
Foreign currency transactions	(3,524)	—	—	68,614	3,842	—

Net Realized Gain (Loss)	117,308	(1)	(71,296)	374,865	(334,829)	(382,302)

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards (2)	(1,052,951)	—	(170,486)	(466,955)	(172,116)	(517,133)
Unfunded loan commitments	—	—	188	17	—	—
Short positions	—	—	—	10,867	1,898	—
Futures contracts and swaps	—	—	—	(250,163)	(82,601)	—
Written options	—	—	—	(2,828)	(2,076)	—
Foreign currencies	(32)	—	—	(14,767)	(30,216)	—

Change in Net Unrealized Depreciation	(1,052,983)	—	(170,298)	(723,829)	(285,111)	(517,133)

NET LOSS	(935,675)	(1)	(241,594)	(348,964)	(619,940)	(899,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($907,600)	$29,353	($178,945)	($91,088)	($437,694)	($857,145)

Foreign taxes withheld on dividends and interest	$3,848	$—	$—	$—	$—	$872

(1)	Realized gain on investment security transactions for the Emerging Markets Portfolio is net of foreign capital gains tax withheld of $987.

(2)	Change in net unrealized appreciation (depreciation) on securities for the Emerging Markets Portfolio are net of increase (decrease) in deferred foreign capital gains tax of $2,157.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands)

	Mid-Cap	Real	Small-Cap
	Growth	Estate	Equity
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$6,654	$28,932	$8,334
Interest, net of foreign taxes withheld	467	478	503
Securities lending	3,679	1,388	1,217
Other	1	—	—

Total Investment Income	10,801	30,798	10,054

EXPENSES
Advisory fees	6,934	6,322	4,709
Service fees	1,981	1,523	1,256
Support services expenses	70	44	35
Custodian fees and expenses	28	11	11
Portfolio accounting and tax fees	62	44	37
Printing expenses	32	24	20
Postage and mailing expenses	30	24	15
Legal and audit fees	46	35	30
Trustees’ compensation and expenses	17	13	10
Interest expense and commitment fees	16	1	2
Other	12	9	8

Total Expenses	9,228	8,050	6,133
Custodian and Other Credits	(23)	(9)	(9)

Net Expenses	9,205	8,041	6,124

NET INVESTMENT INCOME	1,596	22,757	3,930

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	(18,702)	(2,368)	(126,079)
Futures contracts and swap transactions	1,267	—	(694)
Foreign currency transactions	(507)	(15)	—

Net Realized Loss	(17,942)	(2,383)	(126,773)

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(531,558)	(301,418)	(95,862)
Foreign currencies	2	—	—

Change in Net Unrealized Depreciation	(531,556)	(301,418)	(95,862)

NET LOSS	(549,498)	(303,801)	(222,635)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($547,902)	($281,044)	($218,705)

Foreign taxes withheld on dividends and interest	$245	$295	$22

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Small-Cap Growth Portfolio		International Value Portfolio		Long/Short Large-Cap Portfolio(1)

OPERATIONS
Net investment income (loss)	($1,321)	($991)	$105,477	$ 74,345	$5,594
Net realized gain (loss)	(171,535)	79,977	(415,166)	166,889	(203,781)
Change in net unrealized appreciation (depreciation)	(279,298)	9,925	(1,600,733)	(93,926)	(185,462)

Net Increase (decrease) in Net Assets Resulting from Operations	(452,154)	88,911	(1,910,422)	147,308	(383,649)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(80,362)	—	(262,600)	(494,772)	(5,590)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	225,903	293,463	390,308	1,100,734	1,139,612
Dividend and distribution reinvestments	80,362	—	262,600	494,772	5,590
Cost of shares repurchased	(60,723)	(22,681)	(226,594)	(100,658)	(28,606)

Net Increase in Net Assets from Capital Share Transactions	245,542	270,782	426,314	1,494,848	1,116,596

NET INCREASE (DECREASE) IN NET ASSETS	(286,974)	359,693	(1,746,708)	1,147,384	727,357

NET ASSETS
Beginning of Year or Period	839,451	479,758	3,974,424	2,827,040	—

End of Year or Period	$552,477	$839,451	$2,227,716	$3,974,424	$727,357

Undistributed Net Investment Income	N/A	N/A	$1,759	$800	N/A

	International Small-Cap Portfolio		Equity Index Portfolio		Small-Cap Index Portfolio

OPERATIONS
Net investment income	$17,275	$12,237	$45,933	$40,187	$12,032	$21,127
Net realized gain (loss)	(229,372)	5,041	(62,524)	110,610	17,186	58,963
Change in net unrealized appreciation (depreciation)	(288,463)	4,218	(1,012,577)	(18,996)	(310,336)	(139,102)

Net Increase (Decrease) in Net Assets Resulting from Operations	(500,560)	21,496	(1,029,168)	131,801	(281,118)	(59,012)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(18,427)	(11,667)	(156,823)	(40,082)	(71,800)	(21,043)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	134,193	304,998	912,258	164,386	72,949	599,847

Dividend and distribution reinvestments	18,427	11,667	156,823	40,082	71,800	21,043
Cost of shares repurchased	(88,715)	(30,860)	(267,616)	(578,472)	(914,490)	(159,455)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	63,905	285,805	801,465	(374,004)	(769,741)	461,435

NET INCREASE (DECREASE) IN NET ASSETS	(455,082)	295,634	(384,526)	(282,285)	(1,122,659)	381,380

NET ASSETS
Beginning of Year	1,050,457	754,823	2,123,411	2,405,696	1,542,179	1,160,799

End of Year	$595,375	$1,050,457	$1,738,885	$2,123,411	$419,520	$1,542,179

Undistributed/Accumulated Net Investment Income (Loss)	$811	$1,661	N/A	N/A	N/A	N/A

(1)	Operations commenced on May 1, 2008.

N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
					American Funds
	Diversified Research Portfolio		Equity Portfolio		Growth-Income Portfolio

OPERATIONS
Net investment income	$10,944	$11,454	$981	$689	$21,657	$25,864
Net realized gain (loss)	(126,941)	163,863	(22,297)	30,289	129,635	68,771
Change in net unrealized depreciation	(326,804)	(146,661)	(74,323)	(12,649)	(867,316)	(26,425)

Net Increase (Decrease) in Net Assets Resulting from Operations	(442,801)	28,656	(95,639)	18,329	(716,024)	68,210

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(172,047)	(11,415)	(29,108)	(602)	(90,353)	(25,867)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	88,674	203,679	11,543	21,353	143,031	472,714
Shares issued in connection with acquisition (1)	—	—	—	44,529	—	—
Dividend and distribution reinvestments	172,047	11,415	29,108	602	90,353	25,867
Cost of shares repurchased	(484,430)	(372,655)	(51,710)	(88,543)	(340,437)	(57,834)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(223,709)	(157,561)	(11,059)	(22,059)	(107,053)	440,747

NET INCREASE (DECREASE) IN NET ASSETS	(838,557)	(140,320)	(135,806)	(4,332)	(913,430)	483,090

NET ASSETS
Beginning of Year	1,518,700	1,659,020	261,673	266,005	2,072,241	1,589,151

End of Year	$680,143	$1,518,700	$125,867	$261,673	$1,158,811	$2,072,241

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	American Funds
	Growth Portfolio		Large-Cap Value Portfolio		Technology Portfolio

OPERATIONS
Net investment income (loss)	$9,507	$6,913	$47,563	$36,954	($256)	$189
Net realized gain (loss)	188,436	259,836	(232,612)	112,602	(36,222)	19,273
Change in net unrealized appreciation (depreciation)	(1,076,296)	(81,610)	(912,331)	(66,014)	(20,554)	1,197

Net Increase (Decrease) in Net Assets Resulting from Operations	(878,353)	185,139	(1,097,380)	83,542	(57,032)	20,659

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(269,310)	(6,891)	(159,932)	(36,675)	(18,215)	(60)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	605,134	349,686	214,392	481,988	24,417	57,220
Dividend and distribution reinvestments	269,310	6,891	159,932	36,675	18,215	60
Cost of shares repurchased	(99,031)	(624,396)	(108,765)	(91,931)	(56,099)	(44,986)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	775,413	(267,819)	265,559	426,732	(13,467)	12,294

NET INCREASE (DECREASE) IN NET ASSETS	(372,250)	(89,571)	(991,753)	473,599	(88,714)	32,893

NET ASSETS
Beginning of Year	1,558,464	1,648,035	3,057,065	2,583,466	133,131	100,238

End of Year	$1,186,214	$1,558,464	$2,065,312	$3,057,065	$44,417	$133,131

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 15 to Financial Statements.

N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Short Duration Bond Portfolio		Floating Rate Loan Portfolio (1)		Diversified Bond Portfolio
OPERATIONS
Net investment income	$62,465	$74,242	$58,350	$31,759	$89,733	$76,635
Net realized gain (loss)	7,628	527	(70,098)	(2,193)	(132,591)	(18,379)
Change in net unrealized depreciation	(157,604)	(1,858)	(248,250)	(43,897)	(126,049)	(52,650)

Net Increase (Decrease) in Net Assets Resulting from Operations	(87,511)	72,911	(259,998)	(14,331)	(168,907)	5,606

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(62,990)	(73,986)	(56,938)	(31,575)	(77,968)	(80,005)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	255,019	333,623	176,547	852,581	232,579	1,256,267
Dividend and distribution reinvestments	62,990	73,986	56,938	31,575	77,968	80,005
Cost of shares repurchased	(156,621)	(767,973)	(31,951)	(65,712)	(225,722)	(16,763)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	161,388	(360,364)	201,534	818,444	84,825	1,319,509

NET INCREASE (DECREASE) IN NET ASSETS	10,887	(361,439)	(115,402)	772,538	(162,050)	1,245,110

NET ASSETS
Beginning of Year or Period	1,561,502	1,922,941	772,538	—	2,021,197	776,087

End of Year or Period	$1,572,389	$1,561,502	$657,136	$772,538	1,859,147	$2,021,197

Undistributed/Accumulated Net Investment Income (Loss)	$390	$915	$866	$267	$4,226	$2,330

	Growth LT Portfolio		Focused 30 Portfolio		Health Sciences Portfolio
OPERATIONS
Net investment income (loss)	$11,403	$12,580	($245)	$1,550	$1,499	($601)
Net realized gain (loss)	(77,390)	250,451	(54,636)	42,521	(7,123)	15,987
Change in net unrealized appreciation (depreciation)	(798,922)	16,730	(300,658)	36,047	(33,959)	3,951

Net Increase (Decrease) in Net Assets Resulting from Operations	(864,909)	279,761	(355,539)	80,118	(39,583)	19,337

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(263,598)	(8,408)	(42,818)	(1,231)	(16,408)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	347,128	127,502	482,212	129,718	36,863	37,302
Dividend and distribution reinvestments	263,598	8,408	42,818	1,231	16,408	—
Cost of shares repurchased	(191,153)	(316,631)	(145,397)	(81,095)	(54,902)	(43,508)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	419,573	(180,721)	379,633	49,854	(1,631)	(6,206)

NET INCREASE (DECREASE) IN NET ASSETS	(708,934)	90,632	(18,724)	128,741	(57,622)	13,131

NET ASSETS
Beginning of Year	1,956,132	1,865,500	374,199	245,458	139,727	126,596

End of Year	$1,247,198	$1,956,132	$355,475	$374,199	$82,105	$139,727

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Operations commenced on May 1, 2007.

N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Mid-Cap Equity Portfolio(1)		Large-Cap Growth Portfolio		International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$60,409	$34,575	($1,154)	($2,027)	$51,654	$62,713
Net realized gain (loss)	(1,167,318)	592,882	(260,284)	191,837	(107,573)	660,024
Change in net unrealized appreciation (depreciation)	(573,791)	(748,474)	(263,518)	47,223	(1,072,716)	(345,086)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,680,700)	(121,017)	(524,956)	237,033	(1,128,635)	377,651

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(656,466)	(34,670)	(187,644)	—	(728,409)	(548,404)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	340,324	698,762	106,780	190,459	387,657	748,951
Dividend and distribution reinvestments	656,466	34,670	187,644	—	728,409	548,404
Cost of shares repurchased	(345,057)	(174,561)	(76,812)	(986,220)	(389,733)	(1,985,676)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	651,733	558,871	217,612	(795,761)	726,333	(688,321)

NET INCREASE (DECREASE) IN NET ASSETS	(1,685,433)	403,184	(494,988)	(558,728)	(1,130,711)	(859,074)

NET ASSETS
Beginning of Year	4,392,608	3,989,424	1,027,136	1,585,864	3,214,956	4,074,030

End of Year	$2,707,175	$4,392,608	$532,148	$1,027,136	$2,084,245	$3,214,956

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	$3	$9,904

	Small-Cap Value Portfolio		Multi-Strategy Portfolio		Main Street Core Portfolio
OPERATIONS
Net investment income	$13,915	$12,354	$10,641	$12,563	$27,734	$30,629
Net realized gain (loss)	(21,554)	63,557	(80,274)	25,932	(277,478)	251,913
Change in net unrealized depreciation	(169,958)	(56,452)	(105,466)	(15,741)	(643,726)	(185,680)

Net Increase (Decrease) in Net Assets Resulting from Operations	(177,597)	19,459	(175,099)	22,754	(893,470)	96,862

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(77,421)	(12,296)	(25,200)	(13,333)	(271,713)	(30,550)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	103,036	75,183	6,124	16,502	171,919	256,918
Shares issued in connection with acquisition (2)		—	—	—	—	78,005
Dividend and distribution reinvestments	77,421	12,296	25,200	13,333	271,713	30,550
Cost of shares repurchased	(80,585)	(99,587)	(85,472)	(104,232)	(400,182)	(64,198)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	99,872	(12,108)	(54,148)	(74,397)	43,450	301,275

NET INCREASE (DECREASE) IN NET ASSETS	(155,146)	(4,945)	(254,447)	(64,976)	(1,121,733)	367,587

NET ASSETS
Beginning of Year	593,091	598,036	449,867	514,843	2,552,874	2,185,287

End of Year	$437,945	$593,091	$195,420	$449,867	$1,431,141	$2,552,874

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Formerly named Mid-Cap Value Portfolio.

(2)	See Note 15 to Financial Statements.

N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Emerging Markets Portfolio		Money Market Portfolio		High Yield Bond Portfolio
OPERATIONS
Net investment income	$28,075	$20,775	$29,354	$50,426	$62,649	$62,940
Net realized gain (loss)	117,308	302,609	(1)	(2)	(71,296)	3,692
Change in net unrealized appreciation (depreciation)	(1,052,983)	194,906	—	—	(170,298)	(45,774)

Net Increase (Decrease) in Net Assets Resulting from Operations	(907,600)	518,290	29,353	50,424	(178,945)	20,858

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(325,923)	(332,148)	(29,154)	(50,448)	(63,741)	(62,230)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	154,374	230,802	1,572,590	1,542,801	151,740	135,499
Dividend and distribution reinvestments	325,923	332,148	29,154	50,448	63,741	62,230
Cost of shares repurchased	(367,801)	(147,420)	(990,521)	(1,516,099)	(113,115)	(202,882)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	112,496	415,530	611,223	77,150	102,366	(5,153)

NET INCREASE (DECREASE) IN NET ASSETS	(1,121,027)	601,672	611,422	77,126	(140,320)	(46,525)

NET ASSETS
Beginning of Year	2,142,742	1,541,070	1,047,501	970,375	792,270	838,795

End of Year	$1,021,715	$2,142,742	$1,658,923	$1,047,501	$651,950	$792,270

Undistributed/Accumulated Net Investment Income (Loss)	$176	$1,638	$477	$277	$173	$1,264

	Managed Bond Portfolio		Inflation Managed Portfolio		Comstock Portfolio
OPERATIONS
Net investment income	$257,876	$203,879	$182,246	$189,290	$42,290	$37,114
Net realized gain (loss)	374,865	(923)	(334,829)	73,950	(382,302)	103,667
Change in net unrealized appreciation (depreciation)	(723,829)	163,737	(285,111)	152,676	(517,133)	(285,929)

Net Increase (Decrease) in Net Assets Resulting from Operations	(91,088)	366,693	(437,694)	415,916	(857,145)	(145,148)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(256,361)	(196,950)	(153,448)	(175,232)	(145,974)	(37,174)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	328,321	836,380	265,692	1,024,689	207,389	1,206,803
Dividend and distribution reinvestments	256,361	196,950	153,448	175,232	145,974	37,174
Cost of shares repurchased	(647,034)	(142,178)	(596,842)	(75,401)	(501,781)	(39,132)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(62,352)	891,152	(177,702)	1,124,520	(148,418)	1,204,845

NET INCREASE (DECREASE) IN NET ASSETS	(409,801)	1,060,895	(768,844)	1,365,204	(1,151,537)	1,022,523

NET ASSETS
Beginning of Year	4,819,028	3,758,133	4,752,429	3,387,225	2,631,070	1,608,547

End of Year	$4,409,227	$4,819,028	3,983,585	$4,752,429	$1,479,533	$2,631,070

Undistributed/Accumulated Net Investment Income (Loss)	$156,509	($2,721)	$62,176	$12,783	N/A	N/A

N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Mid-Cap Growth Portfolio		Real Estate Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income	$1,596	$6,120	$22,757	$16,188	$3,930	$933
Net realized gain (loss)	(17,942)	128,199	(2,383)	210,094	(126,773)	13,909
Change in net unrealized appreciation (depreciation)	(531,556)	118,710	(301,418)	(411,420)	(95,862)	(9,516)

Net Increase (Decrease) in Net Assets Resulting from Operations	(547,902)	253,029	(281,044)	(185,138)	(218,705)	5,326

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(129,765)	(5,942)	(236,173)	(12,487)	(17,893)	(859)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	124,696	214,429	87,304	99,765	454,205	349,485
Dividend and distribution reinvestments	129,765	5,942	236,173	12,487	17,893	859
Cost of shares repurchased	(440,169)	(83,663)	(317,956)	(158,664)	(60,624)	(16,296)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(185,708)	136,708	5,521	(46,412)	411,474	334,048

NET INCREASE (DECREASE) IN NET ASSETS	(863,375)	383,795	(511,696)	(244,037)	174,876	338,515

NET ASSETS
Beginning of Year	1,454,146	1,070,351	974,207	1,218,244	437,250	98,735

End of Year	$590,771	$1,454,146	$462,511	$974,207	$612,126	$437,250

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CASH FLOWS  (1)
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands)

	Long/Short	Floating
	Large-Cap	Rate Loan
	Portfolio (2)	Portfolio

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	($383,649)	($259,998)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of long-term securities	(2,322,691)	(410,340)
Proceeds from disposition of long-term securities	1,124,179	323,611
Purchases to cover securities sold short	(374,830)	—
Proceeds from securities sold short	489,311	—
Purchases of short-term securities, net	(17,842)	(49,333)
Increase in dividends and interest receivable	(1,538)	(3,593)
Increase in receivable for securities sold	(357)	(24,301)
Increase (decrease) in payable for securities purchased	364	(33,995)
Increase (decrease) in accrued advisory fees	416	(78)
Increase in accrued service fees	19	1
Increase (decrease) in accrued support service fees	5	(25)
Increase (decrease) in accrued custodian, and portfolio accounting and tax fees	22	(43)
Increase in accrued dividends and interest payable (3)	9	—
Increase (decrease) in accrued other liabilities	31	(90)
Unrealized depreciation on investment securities	185,818	248,566
Unrealized appreciation on unfunded loan commitments	—	(176)
Net realized loss on investment securities	190,496	70,268
Increase in variation margin on futures contracts	(287)	—
Net amortization on investments	18	(5,292)

Net cash used in operating activities	(1,110,506)	(144,818)

CASH FLOWS FROM FINANCING ACTIVITIES (4):
Proceeds from shares sold	1,139,105	176,569
Payments on shares redeemed	(28,589)	(31,964)

Net cash provided by financing activities	1,110,516	144,605

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	10	(213)

CASH AND FOREIGN CURRENCY:
Beginning of Year or Period	—	2,854

End of Year or Period	$10	$2,641 (5)

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statements of Cash Flows is the amount included within the Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and does not include any short-term investments. The Long/Short Large-Cap and Floating Rate Loan Portfolios have not met the exemption criteria under Statement of Financial Accounting Standards No. 102, Statement of Cash Flows — Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale, issued by the Financial Accounting Standards Board and therefore includes Statements of Cash Flows. All other portfolios have met the exemption criteria.

(2)	Operations commenced on May 1, 2008.

(3)	Interest paid by the Long/Short Large-Cap and Floating Rate Loan Portfolios was $777 and $12, respectively.

(4)	Reinvestment of dividends for the Long/Short Large-Cap and Floating Rate Loan Portfolios was $5,590 and $56,938, respectively.

(5)	Cash and Foreign Currency End of Year for the Floating Rate Loan Portfolio includes a net change in unrealized depreciation on foreign currency of $11.
See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities
	Net					Net
	Asset					Asset
	Value,		Net			Value,
	Beginning	Net	Realized and	Total from		End of
	of Year	Investment	Unrealized	Investment	Total	Year or
For the Year or Period Ended	or Period	Income (Loss)	Gain (Loss)	Operations	Distributions	Period

Small-Cap Growth (4)
2008 (5)	$13.30	($0.02)	($5.84)	($5.86)	($1.05)	$6.39
2007 (5)	11.56	(0.02)	1.76	1.74	—	13.30
2006 (5)	11.03	0.02	0.54	0.56	(0.03) (6)	11.56
2005 (5)	10.77	0.03	0.25	0.28	(0.02)	11.03
2004	9.11	0.07	1.66	1.73	(0.07)	10.77

International Value
2008 (5)	$18.34	$0.47	($8.92)	($8.45)	($1.16)	$8.73
2007 (5)	19.71	0.41	0.92	1.33	(2.70)	18.34
2006 (5)	15.91	0.37	3.72	4.09	(0.29)	19.71
2005 (5)	14.82	0.30	1.09	1.39	(0.30)	15.91
2004	12.92	0.22	1.90	2.12	(0.22)	14.82

Long/Short Large-Cap (7)
05/01/2008 - 12/31/2008 (5)	$10.00	$0.05	($3.45)	($3.40)	($0.05)	$6.55

International Small-Cap
2008 (5)	$10.67	$0.17	($5.27)	($5.10)	($0.17)	$5.40
2007 (5)	10.30	0.14	0.35	0.49	(0.12)	10.67
05/01/2006 - 12/31/2006 (5)	10.00	0.04	0.27	0.31	(0.01)	10.30

Equity Index
2008 (5)	$33.65	$0.59	($12.78)	($12.19)	($1.87)	$19.59
2007 (5)	32.59	0.60	1.11	1.71	(0.65)	33.65
2006 (5)	29.56	0.53	4.01	4.54	(1.51)	32.59
2005 (5)	28.78	0.46	0.87	1.33	(0.55)	29.56
2004	26.46	0.48	2.32	2.80	(0.48)	28.78

Small-Cap Index
2008 (5)	$13.66	$0.16	($4.61)	($4.45)	($1.41)	$7.80
2007 (5)	14.13	0.21	(0.49)	(0.28)	(0.19)	13.66
2006 (5)	14.29	0.17	2.39	2.56	(2.72)	14.13
2005 (5)	13.76	0.11	0.49	0.60	(0.07)	14.29
2004	11.75	0.07	2.02	2.09	(0.08)	13.76

Diversified Research
2008 (5)	$13.50	$0.11	($4.75)	($4.64)	($2.06)	$6.80
2007 (5)	13.44	0.10	0.06	0.16	(0.10)	13.50
2006 (5)	12.35	0.09	1.38	1.47	(0.38)	13.44
2005 (5)	11.78	0.06	0.56	0.62	(0.05)	12.35
2004	10.65	0.06	1.14	1.20	(0.07)	11.78

Equity
2008 (5)	$22.16	$0.09	($8.30)	($8.21)	($2.74)	$11.21
2007 (5)	20.90	0.05	1.26	1.31	(0.05)	22.16
2006 (5)	19.31	0.06	1.61	1.67	(0.08) (6)	20.90
2005 (5)	18.17	0.04	1.15	1.19	(0.05)	19.31
2004	17.42	0.14	0.75	0.89	(0.14)	18.17

American Funds Growth-Income (8)
2008 (5)	$12.47	$0.14	($4.75)	($4.61)	($0.59)	$7.27
2007 (5)	12.07	0.17	0.39	0.56	(0.16)	12.47
2006 (5)	10.88	0.17	1.44	1.61	(0.42)	12.07
05/02/2005 - 12/31/2005 (5)	10.00	0.13	0.86	0.99	(0.11)	10.88

[Additional columns below]
[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
							Ratios
					Ratios of		of Net
			Ratios of		Expenses		Investment
		Net Assets,	Expenses		Before		Income (Loss)
		End of	After Expense		Expense		After Expense
		Year or	Reductions to		Reductions to		Reductions	Portfolio
	Total	Period	Average Net		Average Net		to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)		Assets (3)		Net Assets (3)	Rates

Small-Cap Growth (4)
2008 (5)	(47.11%)	$552,477	0.83%		0.83%		(0.18%)	68.49%
2007 (5)	15.10%	839,451	0.83%		0.83%		(0.14%)	133.93%
2006 (5)	5.07%	479,758	0.83%		0.84%		0.19%	48.14%
2005 (5)	2.66%	577,340	0.84%		0.84%		0.27%	113.17%
2004	18.94%	272,533	0.86%		0.93%		0.62%	84.70%

International Value
2008 (5)	(47.78%)	$2,227,716	0.88%		0.89%		3.30%	29.66%
2007 (5)	6.24%	3,974,424	0.88%		0.88%		2.07%	18.46%
2006 (5)	25.69%	2,827,040	0.91%		0.91%		2.07%	107.15%
2005 (5)	9.43%	2,013,241	0.92%		0.92%		1.97%	26.10%
2004	16.42%	2,105,462	0.93%		0.93%		1.77%	8.46%

Long/Short Large-Cap (7)
05/01/2008 - 12/31/2008 (5)	(33.98%)	$727,357	1.63	% (7)	1.76	% (7)	0.95%	181.49	% (7)

International Small-Cap
2008 (5)	(47.84%)	$595,375	1.08%		1.09%		2.02%	92.42%
2007 (5)	4.73%	1,050,457	1.09%		1.09%		1.27%	98.03%
05/01/2006 - 12/31/2006 (5)	3.11%	754,823	1.12%		1.13%		0.68%	51.08%

Equity Index
2008 (5)	(37.35%)	$1,738,885	0.28%		0.28%		2.17%	6.21%
2007 (5)	5.23%	2,123,411	0.27%		0.27%		1.76%	5.19%
2006 (5)	15.52%	2,405,696	0.28%		0.28%		1.70%	5.56%
2005 (5)	4.67%	2,236,486	0.28%		0.29%		1.60%	8.71%
2004	10.58%	1,723,653	0.29%		0.29%		1.72%	5.64%

Small-Cap Index
2008 (5)	(35.03%)	$419,520	0.53%		0.53%		1.42%	25.38%
2007 (5)	(2.02%)	1,542,179	0.52%		0.52%		1.46%	16.96%
2006 (5)	17.79%	1,160,799	0.53%		0.53%		1.06%	17.47%
2005 (5)	4.38%	1,368,115	0.54%		0.54%		0.81%	21.52%
2004	17.76%	1,377,562	0.55%		0.55%		0.75%	25.15%

Diversified Research
2008 (5)	(39.07%)	$680,143	0.89%		0.89%		1.02%	46.85%
2007 (5)	1.19%	1,518,700	0.89%		0.89%		0.72%	44.56%
2006 (5)	11.97%	1,659,020	0.93%		0.93%		0.69%	25.19%
2005 (5)	5.24%	1,165,504	0.93%		0.93%		0.55%	22.83%
2004	11.20%	581,875	0.95%		0.95%		0.65%	21.17%

Equity
2008 (5)	(41.12%)	$125,867	0.68%		0.68%		0.49%	37.16%
2007 (5)	6.27%	261,673	0.67%		0.67%		0.24%	35.84%
2006 (5)	8.65%	266,005	0.68%		0.69%		0.30%	31.61%
2005 (5)	6.53%	313,128	0.70%		0.70%		0.20%	169.07%
2004	5.14%	360,662	0.70%		0.73%		0.71%	61.69%

American Funds Growth-Income (8)
2008 (5)	(38.08%)	$1,158,811	0.62%		0.96%		1.32%	15.79%
2007 (5)	4.66%	2,072,241	0.54%		0.95%		1.36%	2.21%
2006 (5)	14.77%	1,589,151	0.38%		0.97%		1.49%	0.89%
05/02/2005 - 12/31/2005 (5)	9.85%	783,865	0.39%		0.98%		1.83%	1.47%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities
	Net							Net
	Asset							Asset
	Value,		Net					Value,
	Beginning	Net	Realized and		Total from			End of
	of Year	Investment	Unrealized		Investment	Total		Year or
For the Year or Period Ended	or Period	Income (Loss)	Gain (Loss)		Operations	Distributions		Period

American Funds Growth (8)
2008 (5)	$14.40	$0.07	($5.70)		($5.63)	($1.90)		$6.87
2007 (5)	12.92	0.06	1.48		1.54	(0.06)		14.40
2006 (5)	11.92	0.06	1.11		1.17	(0.17)		12.92
05/02/2005 - 12/31/2005 (5)	10.00	0.05	1.91		1.96	(0.04)		11.92

Large-Cap Value
2008 (5)	$14.21	$0.21	($5.03)		($4.82)	($0.71)		$8.68
2007 (5)	13.89	0.19	0.30		0.49	(0.17)		14.21
2006 (5)	13.22	0.17	2.06		2.23	(1.56)		13.89
2005	12.62	0.18	0.59		0.77	(0.17)		13.22
2004	11.62	0.15	1.00		1.15	(0.15)		12.62

Technology
2008 (5)	$7.67	($0.02)	($3.42)		($3.44)	($1.25)		$2.98
2007 (5)	6.23	0.01	1.43		1.44	(—	) (9)	7.67
2006 (5)	5.70	(0.04)	0.57		0.53	—		6.23
2005 (5)	4.68	(0.03)	1.05		1.02	—		5.70
2004	4.52	(0.03)	0.19		0.16	—		4.68

Short Duration Bond
2008 (5)	$9.65	$0.36	($0.84)		($0.48)	($0.36)		$8.81
2007 (5)	9.66	0.43	(—	) (9)	0.43	(0.44)		9.65
2006 (5)	9.65	0.40	0.01		0.41	(0.40)		9.66
2005 (5)	9.80	0.28	(0.14)		0.14	(0.29)		9.65
2004	9.93	0.21	(0.09)		0.12	(0.25	) (10)	9.80

Floating Rate Loan
2008 (5)	$9.41	$0.62	($3.28)		($2.66)	($0.59)		$6.16
05/01/2007 - 12/31/2007 (5)	10.00	0.43	(0.62)		(0.19)	(0.40)		9.41

Diversified Bond
2008 (5)	$9.77	$0.42	($1.19)		($0.77)	($0.37)		$8.63
2007 (5)	10.15	0.50	(0.38)		0.12	(0.50)		9.77
05/01/2006 - 12/31/2006 (5)	10.00	0.33	0.19		0.52	(0.37)		10.15

Growth LT
2008 (5)	$26.10	$0.13	($9.78)		($9.65)	($3.16)		$13.29
2007 (5)	22.66	0.16	3.39		3.55	(0.11)		26.10
2006 (5)	20.78	0.09	1.92		2.01	(0.13	) (6)	22.66
2005 (5)	19.35	0.05	1.43		1.48	(0.05)		20.78
2004	17.52	0.07	1.76		1.83	—		19.35

Focused 30
2008 (5)	$16.12	($0.01)	($7.64)		($7.65)	($0.94)		$7.53
2007 (5)	12.27	0.07	3.83		3.90	(0.05)		16.12
2006 (5)	9.92	0.04	2.32		2.36	(0.01)		12.27
2005 (5)	8.19	0.10	1.71		1.81	(0.08)		9.92
2004	7.14	0.01	1.04		1.05	(—	) (9)	8.19

Health Sciences
2008 (5)	$12.08	$0.13	($3.21)		($3.08)	($1.62)		$7.38
2007 (5)	10.37	(0.05)	1.76		1.71	—		12.08
2006 (5)	10.99	(0.06)	0.91		0.85	(1.47)		10.37
2005 (5)	9.73	(0.05)	1.51		1.46	(0.20)		10.99
2004	9.05	(0.03)	0.71		0.68	—		9.73

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratios
					of Net
			Ratios of	Ratios	Investment
			Expenses	of Expenses	Income (Loss)
		Net Assets,	After	Before	After
		End of	Expense	Expense	Expense
		Year or	Reductions to	Reductions to	Reductions	Portfolio
	Total	Period	Average Net	Average	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Net Assets (3)	Net Assets (3)	Rates

American Funds Growth (8)
2008 (5)	(44.19%)	$1,186,214	0.62%	0.96%	0.62%	5.66%
2007 (5)	11.93%	1,558,464	0.53%	0.96%	0.44%	27.54%
2006 (5)	9.81%	1,648,035	0.38%	0.97%	0.52%	2.48%
05/02/2005 - 12/31/2005 (5)	19.67%	1,084,892	0.39%	0.98%	0.73%	1.61%

Large-Cap Value
2008 (5)	(34.80%)	$2,065,312	0.82%	0.82%	1.80%	37.42%
2007 (5)	3.54%	3,057,065	0.83%	0.83%	1.28%	19.19%
2006 (5)	17.58%	2,583,466	0.88%	0.88%	1.27%	28.83%
2005	6.16%	1,898,228	0.89%	0.89%	1.21%	65.04%
2004	9.93%	2,759,827	0.89%	0.90%	1.46%	34.94%

Technology
2008 (5)	(51.64%)	$44,417	1.16%	1.16%	(0.31%)	283.57%
2007 (5)	23.03%	133,131	1.15%	1.15%	0.17%	276.44%
2006 (5)	9.34%	100,238	1.17%	1.18%	(0.68%)	336.86%
2005 (5)	21.71%	118,498	1.19%	1.19%	(0.72%)	309.81%
2004	3.66%	98,077	1.18%	1.22%	(0.54%)	130.83%

Short Duration Bond
2008 (5)	(5.09%)	$1,572,389	0.63%	0.63%	3.80%	117.51%
2007 (5)	4.47%	1,561,502	0.62%	0.62%	4.49%	64.84%
2006 (5)	4.27%	1,922,941	0.63%	0.63%	4.12%	55.97%
2005 (5)	1.57%	1,574,060	0.63%	0.63%	2.89%	109.28%
2004	1.21%	1,408,935	0.65%	0.65%	2.12%	189.32%

Floating Rate Loan
2008 (5)	(29.28%)	$657,136	1.02%	1.02%	7.35%	32.13%
05/01/2007 - 12/31/2007 (5)	(1.86%)	772,538	1.03%	1.03%	6.56%	12.05%

Diversified Bond
2008 (5)	(7.80%)	$1,859,147	0.63%	0.63%	4.50%	720.07%
2007 (5)	1.32%	2,021,197	0.63%	0.63%	5.02%	925.04%
05/01/2006 - 12/31/2006 (5)	5.20%	776,087	0.64%	0.64%	4.82%	466.45%

Growth LT
2008 (5)	(40.95%)	$1,247,198	0.78%	0.78%	0.68%	68.02%
2007 (5)	15.63%	1,956,132	0.77%	0.78%	0.66%	66.24%
2006 (5)	9.72%	1,865,500	0.78%	0.78%	0.43%	59.07%
2005 (5)	7.68%	1,577,844	0.79%	0.79%	0.24%	41.57%
2004	10.40%	1,835,524	0.80%	0.82%	0.30%	49.60%

Focused 30
2008 (5)	(50.14%)	$355,475	0.96%	0.96%	(0.05%)	62.01%
2007 (5)	31.84%	374,199	0.96%	0.96%	0.51%	24.37%
2006 (5)	23.71%	245,458	1.01%	1.02%	0.36%	35.56%
2005 (5)	22.07%	154,142	1.03%	1.03%	1.13%	71.37%
2004	14.85%	94,760	1.03%	1.03%	0.16%	71.22%

Health Sciences
2008 (5)	(28.16%)	$82,105	1.13%	1.13%	1.33%	99.46%
2007 (5)	16.47%	139,727	1.14%	1.14%	(0.45%)	81.23%
2006 (5)	8.11%	126,596	1.16%	1.17%	(0.52%)	109.64%
2005 (5)	15.28%	145,425	1.17%	1.17%	(0.54%)	167.51%
2004	7.54%	127,039	1.16%	1.19%	(0.25%)	181.83%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities
	Net
	Asset							Net
	Value,		Net					Asset
	Beginning	Net	Realized and		Total from			Value,
	of Year	Investment	Unrealized		Investment	Total		End of
For the Year or Period Ended	or Period	Income (Loss)	Gain (Loss)		Operations	Distributions		Year

Mid-Cap Equity (11) 2008 (5)	$17.16	$0.22	($6.14)		($5.92)	($2.54)		$8.70
2007 (5)	17.68	0.15	(0.53)		(0.38)	(0.14)		17.16
2006 (5)	18.08	0.11	2.41		2.52	(2.92)		17.68
2005 (5)	18.24	0.11	1.38		1.49	(1.65)		18.08
2004	14.63	0.06	3.61		3.67	(0.06)		18.24

Large-Cap Growth (12)
2008 (5)	$9.38	($0.01)	($4.02)		($4.03)	($1.67)		$3.68
2007 (5)	7.71	(0.01)	1.68		1.67	—		9.38
2006 (5)	8.03	0.01	(0.32)		(0.31)	(0.01	) (6)	7.71
2005 (5)	7.83	0.02	0.21		0.23	(0.03)		8.03
2004	7.53	0.05	0.30		0.35	(0.05)		7.83

International Large-Cap
2008 (5)	$9.49	$0.13	($2.88)		($2.75)	($2.13)		$4.61
2007 (5)	10.58	0.18	0.77		0.95	(2.04)		9.49
2006 (5)	8.80	0.28	2.06		2.34	(0.56)		10.58
2005 (5)	7.86	0.08	0.92		1.00	(0.06)		8.80
2004	6.69	0.07	1.17		1.24	(0.07)		7.86

Small-Cap Value
2008 (5)	$14.40	$0.31	($3.99)		($3.68)	($1.77)		$8.95
2007 (5)	14.26	0.30	0.14		0.44	(0.30)		14.40
2006 (5)	16.15	0.33	2.52		2.85	(4.74)		14.26
2005 (5)	15.09	0.20	1.77		1.97	(0.91)		16.15
2004	12.60	0.22	2.80		3.02	(0.53)		15.09

Multi-Strategy
2008 (5)	$17.91	$0.46	($8.06)		($7.60)	($1.12)		$9.19
2007 (5)	17.68	0.47	0.31		0.78	(0.55)		17.91
2006 (5)	16.61	0.42	1.52		1.94	(0.87)		17.68
2005	16.37	0.37	0.25		0.62	(0.38)		16.61
2004	15.16	0.26	1.23		1.49	(0.28)		16.37

Main Street Core
2008 (5)	$24.96	$0.27	($9.12)		($8.85)	($2.92)		$13.19
2007 (5)	24.19	0.32	0.75		1.07	(0.30)		24.96
2006 (5)	21.26	0.26	2.96		3.22	(0.29)		24.19
2005 (5)	20.27	0.25	0.97		1.22	(0.23)		21.26
2004	18.74	0.25	1.54		1.79	(0.26)		20.27

Emerging Markets
2008 (5)	$20.96	$0.27	($8.91)		($8.64)	($3.52)		$8.80
2007 (5)	19.17	0.23	5.55		5.78	(3.99)		20.96
2006 (5)	18.42	0.19	3.83		4.02	(3.27)		19.17
2005 (5)	13.13	0.22	5.22		5.44	(0.15)		18.42
2004	9.91	0.18	3.23		3.41	(0.19)		13.13

Money Market
2008 (5)	$10.08	$0.23	$0.01		$0.24	($0.22)		$10.10
2007 (5)	10.08	0.49	(—	) (9)	0.49	(0.49)		10.08
2006 (5)	10.09	0.47	(0.01)		0.46	(0.47)		10.08
2005 (5)	10.09	0.28	—		0.28	(0.28)		10.09
2004	10.09	0.10	—		0.10	(0.10)		10.09

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratios
					of Net
			Ratios of	Ratios of	Investment
			Expenses	Expenses	Income (Loss)
			After	Before	After
		Net Assets,	Expense	Expense	Expense
		End of	Reductions to	Reductions to	Reductions to	Portfolio
	Total	Year	Average Net	Average Net	Average Net	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

Mid-Cap Equity (11)
2008 (5)	(39.00%)	$2,707,175	0.88%	0.88%	1.62%	90.83%
2007 (5)	(2.15%)	4,392,608	0.87%	0.87%	0.78%	78.69%
2006 (5)	14.97%	3,989,424	0.88%	0.88%	0.64%	62.35%
2005 (5)	8.87%	2,765,961	0.88%	0.88%	0.65%	77.58%
2004	25.08%	1,693,994	0.89%	0.97%	0.40%	89.13%

Large-Cap Growth (12)
2008 (5)	(50.47%)	$532,148	0.94%	0.94%	(0.15%)	184.06%
2007 (5)	21.63%	1,027,136	0.95%	0.95%	(0.17%)	149.35%
2006 (5)	(3.82%)	1,585,864	0.98%	0.98%	0.14%	158.74%
2005 (5)	2.94%	1,179,493	0.99%	0.99%	0.30%	147.32%
2004	4.65%	1,876,064	0.99%	1.01%	0.76%	35.70%

International Large-Cap
2008 (5)	(35.35%)	$2,084,245	0.99%	0.99%	1.90%	31.12%
2007 (5)	9.26%	3,214,956	1.03%	1.03%	1.78%	41.37%
2006 (5)	27.00%	4,074,030	1.11%	1.11%	2.84%	50.66%
2005 (5)	12.70%	3,005,340	1.12%	1.12%	0.98%	46.30%
2004	18.60%	1,787,081	1.14%	1.14%	0.98%	48.01%

Small-Cap Value
2008 (5)	(28.23%)	$437,945	0.98%	0.98%	2.52%	46.91%
2007 (5)	3.14%	593,091	0.97%	0.97%	1.96%	36.80%
2006 (5)	19.75%	598,036	0.98%	0.98%	2.13%	30.45%
2005 (5)	13.65%	511,970	0.98%	0.98%	1.30%	47.42%
2004	24.41%	606,338	1.00%	1.01%	1.96%	24.72%

Multi-Strategy
2008 (5)	(44.98%)	$195,420	0.72%	0.72%	3.09%	191.20%
2007 (5)	4.34%	449,867	0.70%	0.71%	2.54%	138.38%
2006 (5)	11.68%	514,843	0.70%	0.70%	2.44%	169.63%
2005	3.78%	571,801	0.70%	0.70%	2.11%	256.99%
2004	9.81%	625,588	0.70%	0.70%	1.59%	291.87%

Main Street Core
2008 (5)	(38.87%)	$1,431,141	0.68%	0.68%	1.39%	132.71%
2007 (5)	4.40%	2,552,874	0.67%	0.67%	1.26%	107.84%
2006 (5)	15.18%	2,185,287	0.68%	0.68%	1.15%	106.18%
2005 (5)	5.99%	2,004,069	0.69%	0.69%	1.24%	83.74%
2004	9.54%	1,426,317	0.70%	0.70%	1.39%	78.11%

Emerging Markets
2008 (5)	(47.68%)	$1,021,715	1.06%	1.07%	1.76%	64.43%
2007 (5)	33.09%	2,142,742	1.08%	1.08%	1.14%	59.20%
2006 (5)	24.40%	1,541,070	1.22%	1.22%	1.04%	86.15%
2005 (5)	41.47%	1,319,163	1.24%	1.25%	1.46%	66.48%
2004	34.62%	684,704	1.19%	1.21%	2.13%	27.66%

Money Market
2008 (5)	2.36%	$1,658,923	0.35%	0.35%	2.29%	N/A
2007 (5)	4.99%	1,047,501	0.35%	0.36%	4.83%	N/A
2006 (5)	4.69%	970,375	0.37%	0.37%	4.63%	N/A
2005 (5)	2.82%	874,177	0.37%	0.37%	2.77%	N/A
2004	1.01%	1,068,303	0.37%	0.37%	1.00%	N/A

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities
	Net					Net
	Asset					Asset
	Value,		Net			Value,
	Beginning	Net	Realized and	Total from		End of
	of Year	Investment	Unrealized	Investment	Total	Year or
For the Year or Period Ended	or Period	Income (Loss)	Gain (Loss)	Operations	Distributions	Period

High Yield Bond
2008 (5)	$6.58	$0.50	($1.92)	($1.42)	($0.50)	$4.66
2007 (5)	6.93	0.53	(0.36)	0.17	(0.52)	6.58
2006 (5)	6.82	0.50	0.11	0.61	(0.50)	6.93
2005 (5)	7.15	0.49	(0.33)	0.16	(0.49)	6.82
2004	7.02	0.50	0.13	0.63	(0.50)	7.15

Managed Bond
2008 (5)	$11.34	$0.60	($0.80)	($0.20)	($0.62)	$10.52
2007 (5)	10.92	0.52	0.40	0.92	(0.50)	11.34
2006 (5)	10.85	0.47	0.04	0.51	(0.44)	10.92
2005 (5)	11.29	0.39	(0.10)	0.29	(0.73)	10.85
2004	11.16	0.30	0.29	0.59	(0.46)	11.29

Inflation Managed
2008 (5)	$11.35	$0.44	($1.47)	($1.03)	($0.38)	$9.94
2007 (5)	10.75	0.51	0.56	1.07	(0.47)	11.35
2006 (5)	11.50	0.46	(0.42)	0.04	(0.79)	10.75
2005 (5)	12.38	0.33	(0.02)	0.31	(1.19)	11.50
2004	12.22	0.08	0.95	1.03	(0.87)	12.38

Comstock
2008 (5)	$10.22	$0.17	($3.82)	($3.65)	($0.63)	$5.94
2007 (5)	10.69	0.18	(0.50)	(0.32)	(0.15)	10.22
2006 (5)	10.23	0.18	1.42	1.60	(1.14)	10.69
2005 (5)	10.33	0.16	0.27	0.43	(0.53)	10.23
2004	8.91	0.10	1.42	1.52	(0.10)	10.33

Mid-Cap Growth
2008 (5)	$10.53	$0.01	($4.58)	($4.57)	($1.21)	$4.75
2007 (5)	8.60	0.05	1.92	1.97	(0.04)	10.53
2006 (5)	8.04	0.02	0.70	0.72	(0.16)	8.60
2005 (5)	6.82	(0.03)	1.25	1.22	—	8.04
2004	5.61	(0.03)	1.24	1.21	—	6.82

Real Estate
2008 (5)	$21.74	$0.50	($7.01)	($6.51)	($6.45)	$8.78
2007 (5)	26.27	0.36	(4.61)	(4.25)	(0.28)	21.74
2006 (5)	23.59	0.54	7.75	8.29	(5.61)	26.27
2005 (5)	21.23	0.31	3.12	3.43	(1.07)	23.59
2004	15.85	0.21	5.73	5.94	(0.56)	21.23

Small-Cap Equity (13)
2008 (5)	$12.79	$0.07	($3.36)	($3.29)	($0.27)	$9.23
2007 (5)	12.08	0.04	0.70	0.74	(0.03)	12.79
2006 (5)	11.14	0.05	2.03	2.08	(1.14)	12.08
05/02/2005 - 12/31/2005 (5)	10.00	0.05	1.48	1.53	(0.39)	11.14

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratios
					of Net
				Ratios of	Investment
			Ratios of	Expenses	Income (Loss)
		Net Assets,	Expenses	Before	After
		End of	After Expense	Expense	Expense
		Year or	Reductions to	Reductions to	Reductions to	Portfolio
	Total	Period	Average Net	Average Net	Average Net	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

High Yield Bond
2008 (5)	(22.20%)	$651,950	0.63%	0.63%	8.35%	43.18%
2007 (5)	2.44%	792,270	0.63%	0.63%	7.67%	40.57%
2006 (5)	9.42%	838,795	0.64%	0.64%	7.34%	64.84%
2005 (5)	2.37%	872,657	0.64%	0.64%	7.10%	70.32%
2004	9.42%	895,618	0.66%	0.66%	7.12%	86.06%

Managed Bond
2008 (5)	(1.71%)	$4,409,227	0.64%	0.64%	5.39%	1,137.03%
2007 (5)	8.53%	4,819,028	0.63%	0.64%	4.76%	1,041.87%
2006 (5)	4.81%	3,758,133	0.65%	0.66%	4.35%	835.49%
2005 (5)	2.63%	3,520,109	0.65%	0.66%	3.54%	825.36%
2004	5.38%	2,991,450	0.65%	0.65%	2.46%	826.80%

Inflation Managed
2008 (5)	(9.34%)	$3,983,585	0.63%	0.64%	3.91%	1,070.59%
2007 (5)	10.14%	4,752,429	0.62%	0.62%	4.64%	916.41%
2006 (5)	0.52%	3,387,225	0.63%	0.64%	4.20%	945.17%
2005 (5)	2.54%	2,805,140	0.64%	0.64%	2.81%	1,092.46%
2004	8.90%	2,335,360	0.64%	0.65%	1.08%	1,040.98%

Comstock
2008 (5)	(36.79%)	$1,479,533	0.92%	0.92%	2.05%	55.85%
2007 (5)	(3.01%)	2,631,070	0.92%	0.93%	1.61%	25.01%
2006 (5)	16.33%	1,608,547	0.98%	0.98%	1.72%	28.92%
2005 (5)	4.36%	922,448	0.99%	0.99%	1.60%	25.06%
2004	17.17%	771,295	1.00%	1.00%	1.34%	32.20%

Mid-Cap Growth
2008 (5)	(48.36%)	$590,771	0.93%	0.93%	0.16%	41.40%
2007 (5)	22.92%	1,454,146	0.92%	0.92%	0.48%	65.96%
2006 (5)	8.93%	1,070,351	0.93%	0.93%	0.24%	67.25%
2005 (5)	17.90%	290,848	0.95%	0.95%	(0.38%)	105.32%
2004	21.59%	229,789	0.96%	0.96%	(0.48%)	129.31%

Real Estate
2008 (5)	(39.99%)	$462,511	1.06%	1.06%	2.99%	45.75%
2007 (5)	(16.16%)	974,207	1.07%	1.08%	1.40%	43.63%
2006 (5)	38.06%	1,218,244	1.13%	1.13%	2.07%	23.59%
2005 (5)	16.79%	846,390	1.14%	1.14%	1.42%	28.69%
2004	37.62%	746,211	1.14%	1.14%	3.76%	8.70%

Small-Cap Equity (13)
2008 (5)	(26.11%)	$612,126	0.97%	0.98%	0.63%	132.45%
2007 (5)	6.04%	437,250	0.97%	0.98%	0.30%	81.01%
2006 (5)	18.68%	98,735	1.01%	1.01%	0.42%	98.72%
05/02/2005 - 12/31/2005 (5)	15.34%	70,347	1.05%	1.05%	0.73%	61.41%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References

(1)	Total returns for periods of less than one full year are not annualized.

(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits and other credits, advisory fee waivers, and adviser expense reimbursements, if any, as discussed in Note 5 to the Financial Statements.

(3)	The ratios for periods of less than one full year are annualized.

(4)	Prior to May 1, 2007, Small-Cap Growth Portfolio was named Fasciano Small Equity Portfolio, and prior to May 1, 2005, Fasciano Small Equity Portfolio was named Aggressive Equity Portfolio.

(5)	Per share amounts have been calculated using the average shares method.

(6)	Includes return of capital distributions for the Small-Cap Growth, Equity, Growth LT, and Large-Cap Growth Portfolios of ($0.005), ($0.007), ($0.003), and ($0.006), respectively.

(7)	Operations commenced on May 1, 2008. Excluding dividend expense on securities sold short, the annualized ratios of expenses after and before expense reductions to average net assets for the period ended December 31, 2008 were 1.23% and 1.37%, respectively. The portfolio turnover rate, excluding short sales, for the same period was 105.80%.

(8)	The expense ratios for the American Funds Growth-Income and American Funds Growth Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The investment in Class 1 shares effective May 1, 2007 results in lower expenses at the Master Fund level (See Note 1 to Financial Statements). The portfolio turnover rates for the underlying Master Fund for the American Funds Growth-Income Portfolio for the fiscal years ended 2005, 2006, 2007, and 2008 were 20%, 25%, 24%, and 31%, respectively. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth Portfolio for the fiscal years ended 2005, 2006, 2007, and 2008 were 29%, 35%, 40%, and 26%, respectively.

(9)	Amount represents less than $0.005 per share.

(10)	Includes return of capital distribution of ($0.04).

(11)	Prior to May 1, 2008, Mid-Cap Equity Portfolio was named Mid-Cap Value Portfolio.

(12)	Prior to January 1, 2006, Large-Cap Growth Portfolio was named Blue Chip Portfolio.

(13)	Prior to May 1, 2007, Small-Cap Equity Portfolio was named VN Small-Cap Value Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust and as of December 31, 2008 was comprised of thirty-three separate portfolios: the Small-Cap Growth, International Value, Long/Short Large-Cap, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Equity (formerly named Mid-Cap Value), Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Money Market, High Yield Bond, Managed Bond, Inflation Managed, Comstock, Mid-Cap Growth, Real Estate, and Small-Cap Equity Portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.
     American Funds Growth-Income and American Funds Growth Portfolios (each a “Feeder Portfolio”, collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth-Income and Growth Funds, respectively, each a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedules of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2008, the American Funds Growth-Income and American Funds Growth Portfolios owned 6.32% and 6.43% of the Growth-Income and Growth Funds, respectively, of the Master Funds. American Funds Insurance Series is a registered trademark of AFD.
     Shares of some or all of the portfolios within the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Separate Account I, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account, each a separate account of Pacific Life Insurance Company (“Pacific Life”), and Pacific Select Exec Separate Account, Separate Account I, and Separate Account A, each a separate account of Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.
     The Fund implemented Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements, issued by the Financial Accounting Standards Board (“FASB”) as of January 1, 2008 (see required disclosure in Note 17).
     The Fund also implemented FASB Staff Position No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45, (“FSP-133”). FSP-133 amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with FSP-133 and incorporated as part of the Note on swap agreements to the Schedule of Investments.
     The Fund implemented FASB Staff Position No. FAS 140-4 and FIN 46(R)-8, Disclosures about Transfers of Financial Assets and Interests in Variable Interest Entities (“FSP-140”). FSP-140 amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which requires public entities to provide additional disclosures about transfers of financial assets. It also amends FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, which requires public enterprises, including sponsors that have a variable interest in a variable interest entity, to provide additional disclosures about their involvement with variable interest entities. Additionally, FSP-140 requires certain disclosures to be provided by a public enterprise that is (a) a sponsor of a qualifying special purpose entity (“SPE”) that holds a variable interest in the qualifying SPE but was not the transferor (nontransferor) of financial assets to the qualifying SPE and (b) a servicer of a qualifying SPE that holds significant variable interest in the qualifying SPE but was not the transferor (nontransferor) of financial assets to the qualifying SPE. The disclosures required by FSP-140 are intended to provide greater transparency to financial statement users about a transferor’s continuing involvement with transferred financial assets and an enterprise’s involvement with variable interest entities and qualifying SPEs. The Managed Bond and Inflation Managed Portfolios accepted cash collateral (other than cash collateral received from securities lending transactions) that it is permitted by contract to use for investing activities.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     A. Portfolio Valuation
     The net asset value (“NAV”) per share for each portfolio of the Fund is calculated by subtracting the portfolio’s liabilities (including accrued expenses, dividends payable and any borrowings of the portfolio) from the portfolio’s total assets (the value of the securities and other investments the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.
     Each portfolio’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including those days when foreign markets are closed. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time, although it occasionally closes earlier.
     The value of each security and other investment instruments (collectively, “holdings”) is based on pricing data obtained from various sources approved by the Fund’s Board of Trustees (the “Board”). Equity holdings, including options, are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign). Treasury holdings are generally valued at the last reported sale price obtained from pricing/quotation sources (including pricing services and quotation reporting systems), market makers, or broker-dealers. Other equity holdings traded in over-the-counter markets and those for which no sales are reported, and fixed income (debt) holdings, are generally valued at the mean between the most recent bid and ask prices obtained from a pricing/quotation and/or valuation reporting system, from established market makers, or from broker-dealers. Bid and ask prices for fixed income (debt) holdings are generally based on evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board. If bid and ask prices are not available, holdings may be valued at bid prices or evaluated prices. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.
     In the event that market quotations are not readily available, (i.e., approved pricing services or dealers do not provide a valuation for a particular holding), the valuations are deemed unreliable, or if events that could materially affect the NAV occur after the close of the principal market for particular holdings but before the Fund values its assets, the holdings may be valued at their fair value, as that term is defined in the 1940 Act, as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the Fund’s Board and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a holding is the amount which the Fund might reasonably expect to receive for the holding upon its current sale. Fair valuations are based on a variety of factors and available information which the Fund may consider, including information that becomes known after the close of the NYSE. The values that are determined are deemed to be the price as of the time of close of the NYSE. When fair value pricing of holdings is employed, the prices of holdings used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the subjectivity and judgment involved in making fair value determinations, fair value may not be indicative of the particular amount for which the Fund could obtain upon its current sale.
     If events occur between the time of the determination of the closing price of a foreign holding on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign holding is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the holding would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board.
     The Fund has retained a statistical research service to assist in determining the fair value of foreign holdings as approved by the Board. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings. These fair values may not be indicative of the price that a portfolio could obtain for a foreign holding if it were to dispose of the holding as of the close of the NYSE.
     B. Securities Transactions and Investment Income
     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) Securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities and the Money Market Portfolio, which record discounts and premiums on a straight-line basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The portfolios will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the portfolios invest. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 2K) by a portfolio are amortized over the expected term of each applicable senior loan. Commitment fees received by a portfolio relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.
     C. Distributions to Shareholders
     The portfolios declare and pay dividends on net investment income at least annually, except for the Short Duration Bond, Floating Rate Loan, Diversified Bond, Money Market, High Yield Bond, Managed Bond and Inflation Managed Portfolios (collectively the “Debt Portfolios”), for which dividends are declared and paid semi-annually. Dividends may be declared less frequently if advantageous to the specific portfolio. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the applicable portfolio.
     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
     D. Foreign Currency Translation
     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, and variation margin received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.
     The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities and forwards in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or deprecation on foreign currencies in the Statements of Operations.
     E. Expense Allocation
     General expenses of the Fund are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.
     F. Offering Costs
     A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (See Note 3). All such costs are amortized to expense of the new portfolios on a straight-line basis over twelve months from commencement of operations.
     G. Futures Contracts
     Certain portfolios may enter into futures contracts for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a portfolio’s investment goal. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
     H. Options Contracts
     Certain portfolios may write and/or purchase call and put options on securities, futures, interest rate swaps, or currencies. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call or put option, an amount equal to the premium received or paid by the portfolio is included in a portfolio’s Statement of Assets and Liabilities as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures, swap, security or currency underlying the written option. There is the risk a portfolio may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.
     I. Forward Foreign Currency Contracts
     Certain portfolios may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a portfolio’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. A portfolio records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.
     J. Swaps
     Certain portfolios may enter into interest rate, total return, credit default, and other swap agreements in order to obtain a desired return at a lower cost than if a portfolio had invested directly in the asset that yielded the desired return and to manage its exposure to interest rate and other financial risks. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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     Swaps are marked-to-market daily based upon values from third party vendors or quotations from counterparties. Unrealized appreciation is recorded as an asset and unrealized depreciation is recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the portfolios are included as part of realized gain or loss in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.
     Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.
     Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or fall short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty.
     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.
     If a portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
     Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
     Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
     Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging

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markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A portfolio may use credit default swaps on credit indices to hedge a portfolio against an individual or group of credit default swaps or bonds. Using credit default swaps on credit indices may be less expensive than buying many individual credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
     A portfolio may use pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. A portfolio may also use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Notes to the Schedules of Investments of the applicable portfolio and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
     The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which a portfolio is the seller of protection are disclosed in the Notes to the Schedules of Investments of the applicable portfolio. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.
     Price-lock or Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.
     K. Senior Loan Participations and Assignments
     Certain portfolios may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposits rates. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, cannot be predicted with accuracy, as a result, the actual maturity may be substantially less than the stated maturities. Senior loans are exempt from registration under the 1933 Act, may contain certain restrictions on resale, and cannot be sold publicly. A portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.
     When a portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.
     When a portfolio purchases a participation of a Senior Loan interest, the portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the borrower directly. When holding a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a portfolio generally has no right to enforce compliance of the terms of the loan agreement. As a result, the portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons interpositioned between the portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.
     L. Inflation-Indexed Bonds
     Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.
     M. Mortgage-Related and Other Asset-Backed Securities
     Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed

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securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.
     Mortgage dollar rolls, principally using To Be Announced (“TBA”) securities, involve a portfolio selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. A portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.
     SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.
     N. Equity-Linked Structured Notes
     Certain portfolios may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
     O. Government Sponsored Enterprise Securities
     Certain portfolios may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Although chartered and sponsored by Congress, such entities are generally not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government. As such, securities issued by these entities are typically supported only by the credit of the issuing entity, which depends entirely on its own resources to repay the debt, subject to the risk of default.
     However, on September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to those applicable entities and their respective assets. FHFA selected a new chief executive officer and chairman of the board of directors of Fannie Mae and Freddie Mac.
     On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each entity. This agreement contains various covenants that severely limit each entity’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each entity’s senior preferred stock and warrants to purchase 79.9% of each Entity’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to both Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for each of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities.
     P. When-Issued Securities
     Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities

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before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.
     Q. Delayed-Delivery Transactions
     Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.
     R. Short Sales
     Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the portfolio’s short position, resulting in a loss to the portfolio. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.
     When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities.
     The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a portfolio’s exposure to long equity positions. Leverage could magnify gains or losses and, therefore, increase a portfolio’s volatility.
     S. Inverse Floater Structures
     Certain portfolios invest in residual certificates issued by tender option bond trusts (“TOB’s”). A TOB is established by a third party sponsor forming a special purpose entity, into which the portfolio, or an agent on behalf of the portfolio, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate trust certificates (“floating rate certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to a portfolio which made the transfer. The transfer of the municipal securities to a TOB is accounted for as secured borrowings. Therefore, the municipal securities deposited into a TOB are presented in the portfolios’ Schedules of Investments and the proceeds from the transaction are reported as floating rate certificates payable of the portfolios. Interest income from the underlying security is recorded by the portfolios on an accrual basis. Interest expense incurred on the floating rate certificates and other expenses related to remarketing, administration and trustee services to a TOB is reported as an expense of the portfolios. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender the floating rate certificates to the TOB for redemption at par at each reset date. The TOB Residuals’ interests held by the portfolios include the right of the portfolios to (i) cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (ii) transfer a corresponding share of the municipal securities from the TOB to the portfolios.
     Financial transactions executed through TOB’s generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the portfolios’ investments in TOB Residuals likely will adversely affect the portfolios’ net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the portfolios’ net asset value per share.
     T. Repurchase Agreements
     Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“S&P”)) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
     U. New Accounting Pronouncement
     In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the implementation of SFAS 161 will have on the Fund’s financial statement disclosures.
     V. General Investment Risks
     An investment in the Fund represents an indirect investment in the holdings owned by the Fund. The value of these holdings may move up or down, sometimes rapidly and unpredictably. An investment in the Fund at any point in time may be worth more or less than the original investment. Investments in

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NOTES TO FINANCIAL STATEMENTS (Continued)
the Fund may be affected by general economic and market conditions, government and political events, investor perceptions, changes in interest rates and market liquidity.
     The price of equity holdings changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.
     Fixed income (debt) holdings are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on the holdings. A fixed income (debt) holding’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt holdings may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other holdings, and it may be difficult to value these instruments because of a thin secondary market.
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.
     Events in the financial markets have resulted in, and may continue to cause, increased volatility and uncertainty leaving many assets with significant deteriorating values. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a portfolio’s holdings may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those holdings. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.
     Each portfolio may not invest in illiquid securities and bank loans (collectively, “illiquid holdings”) if as a result of such investment, more than 15% (10% for the Money Market Portfolio) of its net assets would be invested in illiquid holdings. The term “illiquid holdings” for this purpose means holdings that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the securities. The market value of illiquid holdings held by each portfolio as of December 31, 2008 was less than 15% (10% for the Money Market Portfolio) of its net assets. Illiquid holdings may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such holding quickly for its full value.
     For additional risks, refer to discussions on specific types of investments in Notes 2G through 2T above.
3. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN
     Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to the Fund. PLFA also does business under the name Pacific Asset Management. Pacific Asset Management manages the Money Market and High Yield Bond Portfolios. For the other portfolios, with the exception of the American Funds Growth-Income and American Funds Growth Portfolios, PLFA has retained other portfolio managers as discussed below. PLFA receives advisory fees from the Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

Small-Cap Growth	0.60% of first $4 billion
0.58% on excess

International Value	0.65% of first $4 billion
Mid-Cap Equity	0.63% on excess

Long/Short Large-Cap (1)	1.00% of the first $4 billion
0.98% on excess

International Small-Cap	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

Diversified Research	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Equity	0.45% of first $4 billion
Multi-Strategy	0.43% on excess
Main Street Core

American Funds Growth-Income (2)	0.75% of first $1 billion
American Funds Growth (2)	0.72% of next $1 billion
Floating Rate Loan	0.69% of next $2 billion
Small-Cap Value	0.67% on excess
Small-Cap Equity

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Technology	0.90% of first $1 billion
Health Sciences	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

Short Duration Bond	0.40% of first $4 billion
Diversified Bond	0.38% on excess
High Yield Bond
Managed Bond
Inflation Managed

Growth LT	0.55% of first $4 billion
0.53% on excess

Focused 30	0.75% of first $100 million
Large-Cap Growth	0.71% of next $900 million
Comstock	0.68% of next $3 billion
0.66% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

Money Market	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

(1)	PLFA voluntarily agreed to waive 0.12% of its advisory fees through April 30, 2009. There is no guarantee that PLFA will continue such waiver after that date. Effective December 1, 2008, PLFA agreed to waive an additional 0.175% of its advisory fees until the earlier of April 30, 2009 or such time as each manager resumes investing in a long/short strategy. If one manager resumes the long/short strategy before the other manager, the amount the Adviser will waive under the agreement will decrease in proportion to the amount of the waiver attributed to the manager resuming the long/short strategy.

(2)	PLFA voluntarily agreed to waive its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2009 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds.
     Pursuant to Portfolio Management Agreements as of December 31, 2008, the Fund and PLFA engage portfolio managers under PLFA’s supervision for twenty-nine of the thirty-three portfolios. The following firms serve as sub-advisers for the respective portfolios: Fred Alger Management, Inc. for the Small-Cap Growth Portfolio; AllianceBernstein L.P. for the International Value Portfolio; Analytic Investors, LLC and J.P. Morgan Investment Management (co-sub-advisers) for the Long/Short Large-Cap Portfolio; Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio; BlackRock Investment Management, LLC for the Equity Index and Small-Cap Index Portfolios; Capital Guardian Trust Company for the Diversified Research and Equity Portfolios; ClearBridge Advisors, LLC for the Large-Cap Value Portfolio; Columbia Management Advisors, LLC for the Technology Portfolio; Goldman Sachs Asset Management, L.P. for the Short Duration Bond Portfolio; Highland Capital Management, L.P. for the Floating Rate Loan Portfolio; J.P. Morgan Investment Management, Inc. for the Diversified Bond Portfolio; Janus Capital Management LLC for the Growth LT and Focused 30 Portfolios; Jennison Associates LLC for the Health Sciences Portfolio; Lazard Asset Management LLC for the Mid-Cap Value Portfolio; Loomis, Sayles & Company, L.P. for the Large-Cap Growth Portfolio; MFS Investment Management for the International Large-Cap Portfolio; NFJ Investment Group L.P. for the Small-Cap Value Portfolio; OppenheimerFunds, Inc. for the Multi-Strategy, Main Street Core, and Emerging Markets Portfolios; Pacific Investment Management Company LLC for the Managed Bond and Inflation Managed Portfolios; Van Kampen for the Comstock, Mid-Cap Growth, and Real Estate Portfolios; and Vaughan Nelson Investment Management, L.P. for the Small-Cap Equity Portfolio. PLFA, as Investment Adviser to the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their advisory services provided to the Fund.
     Pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and Capital Research and Management Company (“CRMC”), CRMC serves as the Investment Adviser to the Master Funds. For the year ended December 31, 2008, CRMC received 0.24% and 0.29% of net advisory fees (after a waiver of a portion of its advisory fees) based on an annual percentage of the average daily net assets of each fund from the Growth-Income and Growth Funds, respectively, of the Master Funds. The advisory fee rates before waiver were 0.27% and 0.32%, respectively, for the same period. Effective January 1, 2009, CRMC is no longer waiving a portion of its advisory fees with respect to the Master Funds. PLFA serves as the Investment Adviser for the Feeder Portfolios.
     Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Funds securities lending program, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.
     Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.
     Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares.
     The Distributor receives from the Fund a service fee of 0.20% based on an annual percentage of average daily net assets of each portfolio for shareholder servicing activities. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Fund, or the variable annuity and variable life insurance contract owners who use the Fund as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund; answering shareholder questions regarding the Fund, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker/dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.
4. TRUSTEE COMPENSATION AND RETIREMENT PLAN
     The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.
     Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio that are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of the independent trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation. In addition, the Fund maintains a retirement plan for three former independent trustees and the retirement benefit obligations were fully accrued as of December 31, 2005. There is no retirement plan for current independent trustees. During the year ended December 31, 2008, the Fund paid $176,434 and $165,000 of deferred compensation and retirement benefits, respectively, to resigned and/or retired independent trustees. As of December 31, 2008, the total deferred trustee compensation liability for both current and retired independent trustees and the accrued retirement benefit obligations were $329,515 and $330,000, respectively.
5. EXPENSE REDUCTIONS
     To help limit fund expenses, PLFA has contractually agreed to reduce or otherwise reimburse each portfolio (other than the American Funds Growth-Income Portfolio for the period January 1, 2008 through April 28, 2008), for its operating expenses (including organizational expenses, but not including advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds’) fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets for all portfolios through April 30, 2009. There is no guarantee that PLFA will continue to cap expenses after April 30, 2009. Any portion of such reduction or reimbursement is subject to repayment to PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the portfolio, but not above the expense cap. For the year ended December 31, 2008, no repayment was required by the Fund under the expense limitation agreement. All reductions or reimbursements have been fully recouped or expired as of December 31, 2008.
     In the case of the American Funds Growth-Income Portfolio, PLFA has contractually agreed to reimburse the portfolio for its ordinary operating expenses, including advisory and service fees, and the proportionate share of the net fees and expenses of the Master Fund that exceed an annual rate of 1.01% of its average daily net assets through April 28, 2008. For the period ended January 1, 2008 through April 28, 2008, no reimbursement was required by PLFA.
     The Fund has also entered into an arrangement with its custodian and securities lending agent (See Note 8), whereby credits are realized as a result of uninvested cash balances and cash is received to offset custodial transaction fees associated with securities lending.
     The adviser expense reimbursement, recoupment of adviser’s reimbursement, and custodian and other credits, if any, are presented in the Statements of Operations.
6. RECAPTURED COMMISSIONS
     The Fund may from time to time enter into directed brokerage agreements that may generate credits, cash or other compensation (“recaptured commissions”). Recaptured commissions are recorded as realized gains and are reflected on the Statements of Operations. For the year ended December 31, 2008, the total recaptured commissions received by each portfolio through directed brokerage transactions were as follows:

International Value	$8,784
Long/Short Large-Cap	10,942
Diversified Research	50,132
Equity	18,110
Large-Cap Value	180,359
Technology	57,904
Growth LT	131,814
Focused 30	32,190
Health Sciences	36,927
Mid-Cap Equity	1,698,837
Large-Cap Growth	301,502
Small-Cap Value	145,386
Small-Cap Equity	57,345
7. TRANSACTIONS WITH AFFILIATES
     The Fund has incurred $264,780,804 of investment advisory fees (after advisory fee waivers of $11,592,358, Note 3), $99,721,060 of service fees to the Distributor, and $2,590,670 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, Note 3) for the year ended December 31, 2008. As of December 31, 2008, $16,490,892, $1,056,142, and $302,669, respectively, remained payable.
     The Distributor paid to AFD, the principal underwriter of the American Funds Insurance Series (See Note 1), a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments up to $1.5 billion, 0.14% on next $1.5 billion, and 0.10% on excess over $3 billion made under variable insurance and annuity products issued or administered by Pacific Life and PL&A through investments by the Feeder Portfolios in the Master Funds.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
For the year ended December 31, 2008, the Distributor incurred $626,558 of marketing expense allowance to AFD, of which $116,545 remained payable as of December 31, 2008.
     Certain officers and directors of Pacific Life and PLFA are also officers and trustees of the Fund.
8. SECURITIES LENDING
     Each portfolio may lend securities to certain brokers, dealers and other financial institutions in order to earn additional income. The borrowers pay the portfolio’s negotiated lenders’ fees and the portfolios receive cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities will at all times be required to post cash collateral to the portfolios in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, a portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.
     The cash collateral received is invested in the Mellon GSL DBT II Fund (“Collateral Fund”), a series of the Mellon GSL Reinvestment Trust, a Delaware Business Trust. The Collateral Fund invests in relatively high quality shorter-term instruments. Accordingly, each portfolio is subject to all investment risks associated with the holding and investment of collateral received, including, but not limited to, principal loss and interest rate, credit and liquidity risks associated with such investments. During 2008, those portfolios engaged in the securities lending program exchanged a portion of their units in the Collateral Fund for units in a newly formed series of the Mellon Trust called the Mellon GSL Reinvestment Trust II (“Reinvestment Trust”), which was formed to receive one of the holdings of the Collateral Fund, a defaulted debt obligation. The Fund’s units in the Collateral Fund and Reinvestment Trust have each been fair valued under procedures established by the Fund’s Board of Trustees beginning in the fourth quarter of 2008. When the fair value of the Fund’s units in the Collateral Fund and Reinvestment Trust is less than the cash collateral received, resulting in net unrealized depreciation, the Fund has a net liability payable to the securities lending agent. The net unrealized depreciation for each applicable portfolio resulting from those fair valuations is included with the change in net unrealized appreciation or depreciation on investment securities and forwards in the Statements of Operations.
     Each portfolio retains beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Accordingly, the portfolio managers will not generally vote proxies for securities out on loan; although each has discretion to request that the portfolio’s securities lending agent call back securities which are out on loan, which is intended to provide the opportunity to vote on material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations. Mellon Bank, N.A. serves as securities lending agent for the portfolios of the Fund.
     Reinvestment of cash collateral received for securities lending transactions in the Collateral Fund and Reinvestment Trust are presented in the portfolio’s Schedule of Investments. The related amount payable on return of the securities on loan, where cash collateral is received, is reflected as a liability in the Statements of Assets and Liabilities. Income generated from securities lending is presented in the Statements of Operations. The market values of securities loaned by the portfolio, collateral received for securities on loan and fair value of collateral reinvestment for securities on loan as of December 31, 2008, and the net unrealized depreciation on collateral reinvestment for securities on loan for the year ended December 31, 2008 are reflected as follows:

				Net Unrealized
		Cash	Fair Value of	Depreciation on
	Market	Collateral	Collateral	Collateral
	Value	Received for	Reinvestment	Reinvestment
	of Securities	Securities on	for Securities on	for Securities on
Portfolio	on Loan	Loan	Loan	Loan

Small-Cap Growth	$130,164,440	$134,441,502	$126,474,047	($7,967,455)
International Value	99,211,624	105,563,865	100,261,901	(5,301,964)
International Small-Cap	20,672,574	21,994,951	20,734,760	(1,260,191)
Equity Index	107,590,555	110,245,146	103,972,277	(6,272,869)
Small-Cap Index	126,810,770	131,417,652	123,867,791	(7,549,861)
Diversified Research	116,763,140	118,282,134	112,319,469	(5,962,665)
Equity	34,127,048	34,697,432	33,134,674	(1,562,758)
Large-Cap Value	186,788,213	190,748,372	182,675,625	(8,072,747)
Technology	8,589,649	8,700,826	8,230,559	(470,267)
Short Duration Bond	212,592,688	216,533,578	203,793,574	(12,740,004)
Diversified Bond	556,085,201	569,509,969	544,543,225	(24,966,744)
Growth LT	118,715,967	120,674,263	114,735,234	(5,939,029)
Focused 30	61,778,949	62,218,164	58,573,026	(3,645,138)
Health Sciences	23,634,438	24,024,294	22,858,224	(1,166,070)
Mid-Cap Equity	347,169,674	354,124,975	333,583,487	(20,541,488)
Large-Cap Growth	26,124,929	26,346,323	24,523,458	(1,822,865)
International Large-Cap	143,541,860	151,811,250	146,248,529	(5,562,721)
Small-Cap Value	113,704,315	115,615,783	108,810,918	(6,804,865)
Multi-Strategy	10,147,239	10,167,863	9,444,262	(723,601)
Main Street Core	173,978,049	177,799,390	169,988,893	(7,810,497)

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

				Net Unrealized
		Cash	Fair Value of	Depreciation on
	Market	Collateral	Collateral	Collateral
	Value	Received for	Reinvestment	Reinvestment
	of Securities	Securities	for Securities on	for Securities on
Portfolio	on Loan	Loan	Loan	Loan

Emerging Markets	$57,909,611	$59,924,135	$56,827,769	($3,096,366)
High Yield Bond	67,950,722	69,596,693	66,220,739	(3,375,954)
Managed Bond	316,795,216	333,772,138	313,524,604	(20,247,534)
Comstock	41,223,370	43,097,712	40,489,827	(2,607,885)
Mid-Cap Growth	152,903,853	154,748,937	146,535,258	(8,213,679)
Real Estate	128,126,883	126,662,017	118,801,106	(7,860,911)
Small-Cap Equity	114,551,426	115,405,165	109,282,245	(6,122,920)
9. INDEMNIFICATIONS
     Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
10. COMMITTED LINE OF CREDIT
     The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on the borrowing is the Bank’s overnight Federal funds rate plus 0.50%, and was 0.53% as of December 31, 2008. Effective September 8, 2008, the Fund agreed to pay the Bank a commitment fee equal to 0.11% per annum on the daily unused portion of the committed line amount up to a maximum of $75,000 annually. Prior to September 8, 2008 the Fund paid the Bank a commitment fee equal to 0.10% on the daily unused portion of the committed line. The committed line of credit will expire on September 8, 2009, unless renewed. The commitment fees and interest incurred by the Fund are presented in the Statements of Operations. The commitment fees are allocated to each portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to that portfolio. As of December 31, 2008, the Fund had no borrowings outstanding in connection with this line of credit. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2008 for each portfolio were as follows:

	Weighted	Average
	Average	Dollar Amount
Portfolio	Interest Rate	of Borrowing

Long/Short Large-Cap	2.43%	$2,390,811
Equity Index	3.37%	4,512,293
Equity	5.87%	87,860
Technology	3.12%	821,079
Short Duration Bond	2.81%	7,713,511
Diversified Bond	2.58%	11,569,840
Growth LT	4.22%	5,581,430
Focused 30	4.15%	6,998,451
International Large-Cap	2.98%	5,652,526
Small-Cap Value	4.06%	1,962,193
Multi-Strategy	2.30%	2,482,105
Main Street Core	2.23%	522,984
Emerging Markets	2.56%	38,250,000
Mid-Cap Growth	2.69%	17,564,137
Real Estate	2.63%	1,500,000
11. UNFUNDED SENIOR LOAN COMMITMENTS
     Unfunded loan commitments are marked to market daily and valued according to the Fund’s valuation policies and procedures. Any applicable unrealized gain/loss and unrealized appreciation/depreciation on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
     Pursuant to the terms of certain of the Senior Loan agreements (Note 2K), the Floating Rate Loan and High Yield Bond Portfolios had unfunded loan commitments of $144,344 and $121,637, respectively, as of December 31, 2008 (see details in Notes to Schedule of Investments). The net unrealized depreciation on these commitments as of December 31, 2008 is included in the Statements of Assets and Liabilities.
12. PURCHASES AND SALES OF SECURITIES
     The cost of purchases and proceeds from sales of securities (excluding short-term investments, and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2008, are summarized in the following table:

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	U.S. Government Securities
Portfolio	Purchases	Sales

Long/Short Large-Cap	$1,362,419	$—
Short Duration Bond	1,434,214,802	1,217,294,278
Diversified Bond	16,634,481,552	16,336,724,532
Multi-Strategy	515,011,029	550,147,034
Managed Bond	79,272,411,478	77,255,537,973
Inflation Managed	92,262,721,157	93,378,434,329

	Other Securities
Portfolio	Purchases	Sales

Small-Cap Growth	$648,563,976	$484,744,703
International Value	1,188,672,017	907,673,819
Long/Short Large-Cap	2,693,067,567	1,592,736,892
International Small-Cap	880,317,841	770,809,964
Equity Index	834,819,116	130,410,430
Small-Cap Index	216,190,437	881,153,467
Diversified Research	501,192,125	862,491,785
Equity	73,355,081	113,906,988
American Funds Growth-Income	262,629,334	332,843,420
American Funds Growth	790,768,987	86,673,246
Large-Cap Value	993,514,860	919,467,813
Technology	228,160,679	261,392,645
Short Duration Bond	558,499,138	370,020,946
Floating Rate Loan	350,026,940	233,989,378
Diversified Bond	479,376,057	648,947,730
Growth LT	1,266,860,838	1,122,118,596
Focused 30	583,047,849	265,662,553
Health Sciences Mid	106,111,806	114,930,955
Mid-Cap Equity	3,521,002,886	3,306,649,150
Large-Cap Growth	1,473,772,623	1,440,286,316
International Large-Cap	912,931,618	841,838,252
Small-Cap Value	298,707,460	254,865,917
Multi-Strategy	208,949,001	220,904,168
Main Street Core	2,674,330,358	2,869,407,710
Emerging Markets	991,374,115	1,112,745,624
High Yield Bond	359,906,921	299,830,047
Managed Bond	2,787,479,062	1,697,536,288
Inflation Managed	1,279,798,305	524,738,371
Comstock	1,116,516,755	1,299,275,262
Mid-Cap Growth	405,667,769	719,614,651
Real Estate	339,821,833	543,309,990
Small-Cap Equity	1,184,052,221	785,799,520
13. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS
     The tax character of distributions paid during the year ended December 31, 2008, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

Small-Cap Growth	$12,993,941	$67,368,497	$80,362,438
International Value	149,493,621	113,105,907	262,599,528
Long/Short Large-Cap	5,590,000	—	5,590,000
International Small-Cap	18,427,040	—	18,427,040
Equity Index	47,640,355	109,182,834	156,823,189
Small-Cap Index	15,205,052	56,594,863	71,799,915
Diversified Research	31,185,437	140,861,492	172,046,929
Equity	4,683,448	24,424,306	29,107,754
American Funds Growth-Income	27,375,194	62,978,276	90,353,470
American Funds Growth	16,116,528	253,193,296	269,309,824
Large-Cap Value	53,725,612	106,205,898	159,931,510
Technology	13,014,852	5,199,683	18,214,535
Short Duration Bond	62,990,082	—	62,990,082
Floating Rate Loan	56,938,410	—	56,938,410
Diversified Bond	77,968,176	—	77,968,176
Growth LT	28,821,896	234,775,827	263,597,723
Focused 30	2,255,714	40,562,123	42,817,837
Health Sciences	9,030,904	7,377,186	16,408,090
Mid-Cap Equity	256,520,763	399,945,556	656,466,319
Large-Cap Growth	103,113,888	84,530,367	187,644,255
International Large-Cap	129,898,033	598,511,416	728,409,449
Small-Cap Value	26,096,395	51,324,956	77,421,351
Multi-Strategy	509,971	24,690,385	25,200,356
Main Street Core	112,867,717	158,845,370	271,713,087
Emerging Markets	79,370,642	246,552,483	325,923,125
Money Market	29,154,306	—	29,154,306
High Yield Bond	63,740,649	—	63,740,649
Managed Bond	210,209,256	46,152,084	256,361,340
Inflation Managed	153,447,983	—	153,447,983
Comstock	58,357,791	87,616,404	145,974,195
Mid-Cap Growth	41,272,979	88,492,211	129,765,190
Real Estate	54,779,290	181,393,908	236,173,198
Small-Cap Equity	9,927,747	7,965,542	17,893,289
     The tax character of distributions paid during the year ended December 31, 2007, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

International Value	$80,155,717	$414,615,966	$494,771,683
International Small-Cap	11,666,735	—	11,666,735
Equity Index	40,081,674	—	40,081,674
Small-Cap Index	21,042,713	—	21,042,713
Diversified Research	11,415,464	—	11,415,464
Equity	602,049	—	602,049
American Funds Growth-Income	25,867,404	—	25,867,404
American Funds Growth	6,891,226	—	6,891,226
Large-Cap Value	36,675,148	—	36,675,148
Technology	59,903	—	59,903
Short Duration Bond	73,986,275	—	73,986,275
Floating Rate Loan	31,575,284	—	31,575,284

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

Diversified Bond	$80,005,286	—	$80,005,286
Growth LT	8,407,925	—	8,407,925
Focused 30	1,230,863	—	1,230,863
Mid-Cap Equity	34,669,821	—	34,669,821
International Large-Cap	119,208,592	429,195,268	548,403,860
Small-Cap Value	12,295,620	—	12,295,620
Multi-Strategy	13,333,040	—	13,333,040
Main Street Core	30,550,217	—	30,550,217
Emerging Markets	114,911,634	217,236,170	332,147,804
Money Market	50,448,162	—	50,448,162
High Yield Bond	62,229,595	—	62,229,595
Managed Bond	175,638,886	21,311,357	196,950,243
Inflation Managed	175,232,245	—	175,232,245
Comstock	37,173,772	—	37,173,772
Mid-Cap Growth	5,941,522	—	5,941,522
Real Estate	12,486,598	—	12,486,598
Small-Cap Equity	859,448	—	859,448
     As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Accumulated		Undistributed
	Capital	Undistributed	Long-term	Unrealized
	and	Ordinary	Capital	Appreciation
Portfolio	Other Losses	Income	Gains	(Depreciation)

International Value	($403,511,875)	$155,854	$—	($1,305,080,594)
International Small-Cap	(263,346,822)	794,010	—	(221,218,319)
Short Duration Bond	(30,369,214)	476,209	—	(163,754,561)
Floating Rate Loan	(68,288,106)	4,590,811	—	(299,075,737)
Diversified Bond	(133,104,353)	4,313,892	—	(183,565,424)
International Large-Cap	(99,349,693)	129,997	—	(728,240,976)
Emerging Markets	(60,677,420)	218,026	220,368,925	(553,665,039)
Money Market	(2,306)	594,502	—	—
High Yield Bond	(203,819,857)	403,429	—	(197,513,082)
Managed Bond	—	324,649,557	128,883,731	(644,529,887)
Inflation Managed	(17,956,956)	138,769,566	90,093,852	(776,862,275)
     The components of the accumulated capital and other losses as of December 31, 2008, are summarized in Note 14.
14. FEDERAL INCOME TAX INFORMATION
     The Fund currently intends that each portfolio (i) will qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), or (ii) will be treated as a partnership for Federal income tax purposes only. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. All portfolios except for the International Value, International Small-Cap, Short Duration Bond, Floating Rate Loan, Diversified Bond, International Large-Cap, Emerging Markets, Money Market, High Yield Bond, Managed Bond, and Inflation Managed Portfolios, elected to be taxed as a partnership (instead of a RIC).
     For those portfolios that have elected to be taxed as a partnership, book cost of assets differs from tax cost of assets as a result of each portfolio’s adoption of a mark to market method of accounting for tax purposes at the time the election was made. Under this method, tax cost of assets was the same as its fair market value.
     Each of the portfolios electing to be taxed as a RIC declared and paid sufficient dividends on net investment income and capital gains distributions during 2008 to qualify as a RIC, and are not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (See Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.
     Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2008 are available to offset future realized capital gains and thereby reduce future capital gain distributions for RIC portfolios. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers, post-October capital losses, and post-October foreign currency losses, if any, will expire for those portfolios which elected to be taxed as a partnership. The net capital loss carryovers, and the post-October capital and foreign currency losses deferred as of December 31, 2008, are presented in the following table:

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

									Post-October
	Net Capital							Post-October	Foreign	Accumulated
	Loss	Net Capital Loss Carryover Expiring in						Capital Loss	Currency	Capital and
Portfolio	Carryover	2011 and Prior	2012	2013	2014	2015	2016	Deferral	Loss Deferral	Other Losses

International Value	($177,748,089)	$—	$—	$—	$—	$—	($177,748,089)	($225,763,786)	$—	($403,511,875)
International Small-Cap	(144,334,109)	—	—	—	(10,300,983)	—	(134,033,126)	(119,012,713)	—	(263,346,822)
Short Duration Bond	(30,369,214)	—	(4,618,657)	(14,086,485)	(11,664,072)	—	—	—	—	(30,369,214)
Floating Rate Loan	(35,701,412)	—	—	—	—	(2,052,031)	(33,649,381)	(32,586,694)	—	(68,288,106)
Diversified Bond	(104,781,907)	—	—	—	—	(21,070,010)	(83,711,897)	(28,322,446)	—	(133,104,353)
International Large-Cap	(71,247,531)	—	—	—	—	—	(71,247,531)	(28,102,162)	—	(99,349,693)
Emerging Markets	—	—	—	—	—	—	—	(60,677,420)	—	(60,677,420)
Money Market	(2,306)	—	—	—	(170)	(1,501)	(635)	—	—	(2,306)
High Yield Bond (1)	(179,804,334)	(132,947,941)	—	—	—	—	(46,856,393)	(24,015,523)	—	(203,819,857)
Inflation Managed	—	—	—	—	—	—	—	—	(17,956,956)	(17,956,956)

(1)	The net capital loss carryover for 2011 and prior includes $53,840,090 and $64,602,916 net capital loss carryover expiring in 2009 and 2010, respectively.
     The aggregate Federal tax cost of investments and the composition of unrealized appreciation and deprecation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2008, were as follows:

	Total Cost of				Net Appreciation
	Investments on	Gross Appreciation	Gross Depreciation	Net Depreciation	(Depreciation)	Net
Portfolio	Tax Basis	on Investments	on Investments	on Investments	on Other (1)	Depreciation

Small-Cap Growth	$923,707,797	$22,968,609	($240,609,193)	($217,640,584)	$—	($217,640,584)
International Value	3,612,328,656	37,202,140	(1,341,909,001)	(1,304,706,861)	(373,733)	(1,305,080,594)
Long/Short Large-Cap	911,358,780	10,970,378	(196,787,782)	(185,817,404)	355,660	(185,461,744)
International Small-Cap	841,672,333	23,994,720	(245,233,300)	(221,238,580)	20,261	(221,218,319)
Equity Index	2,769,218,042	14,819,764	(941,266,863)	(926,447,099)	890,754	(925,556,345)
Small-Cap Index	833,086,327	14,588,662	(298,439,586)	(283,850,924)	213,485	(283,637,439)
Diversified Research	1,078,266,726	8,014,968	(289,164,819)	(281,149,851)	(2)	(281,149,853)
Equity	229,731,518	1,438,936	(70,271,245)	(68,832,309)	—	(68,832,309)
American Funds Growth-Income	1,989,325,176	353,292	(830,150,718)	(829,797,426)	—	(829,797,426)
American Funds Growth	2,197,093,716	1,746,595	(1,012,275,114)	(1,010,528,519)	—	(1,010,528,519)
Large-Cap Value	3,006,805,267	32,579,763	(787,639,352)	(755,059,589)	(623)	(755,060,212)
Technology	66,206,560	237,492	(11,287,377)	(11,049,885)	6,264	(11,043,621)
Short Duration Bond	2,018,246,438	25,108,304	(188,862,865)	(163,754,561)	—	(163,754,561)
Floating Rate Loan	918,519,144	1,292,644	(300,452,867)	(299,160,223)	84,486	(299,075,737)
Diversified Bond	3,265,007,414	78,732,651	(236,676,801)	(157,944,150)	(25,621,274)	(183,565,424)
Growth LT	1,854,402,293	12,809,150	(520,631,346)	(507,822,196)	(5,106,411)	(512,928,607)
Focused 30	636,645,248	3,072,522	(220,397,862)	(217,325,340)	3,889	(217,321,451)
Health Sciences	122,121,575	5,105,480	(21,027,168)	(15,921,688)	—	(15,921,688)
Mid-Cap Equity	4,026,255,955	33,919,602	(999,274,877)	(965,355,275)	—	(965,355,275)
Large-Cap Growth	647,126,562	8,966,446	(96,025,326)	(87,058,880)	—	(87,058,880)
International Large-Cap	2,958,201,119	71,675,108	(799,854,267)	(728,179,159)	(61,817)	(728,240,976)
Small-Cap Value	717,553,195	9,275,946	(173,753,650)	(164,477,704)	—	(164,477,704)
Multi-Strategy	319,236,373	5,435,773	(78,060,250)	(72,624,477)	105,638	(72,518,839)
Main Street Core	2,212,387,489	14,586,204	(617,123,863)	(602,537,659)	—	(602,537,659)
Emerging Markets	1,630,479,776	20,056,496	(573,666,104)	(553,609,608)	(55,431)	(553,665,039)
Money Market	1,661,194,874	—	—	—	—	—
High Yield Bond	920,422,054	2,381,824	(199,894,897)	(197,513,073)	(9)	(197,513,082)
Managed Bond	9,748,340,168	183,522,819	(600,595,655)	(417,072,836)	(227,457,051)	(644,529,887)
Inflation Managed	8,656,417,098	223,982,241	(843,264,404)	(619,282,163)	(157,580,112)	(776,862,275)
Comstock	2,156,725,948	7,269,682	(646,399,940)	(639,130,258)	(5)	(639,130,263)
Mid-Cap Growth	1,100,140,739	23,994,687	(379,191,914)	(355,197,227)	301	(355,196,926)
Real Estate	961,275,668	2,963,163	(380,252,609)	(377,289,446)	(47)	(377,289,493)
Small-Cap Equity	819,413,723	25,410,733	(121,654,226)	(96,243,493)	—	(96,243,493)

1)	Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies.
     The Fund implemented Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset values of each of the portfolios.
     As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     The Fund remains subject to examination by Federal and State tax authorities for the tax years ended December 31, 2005, through December 31, 2008.
15. REORGANIZATIONS
     On April 30, 2007, the Equity and Main Street Core Portfolios (“Surviving Portfolios”) acquired all of the assets and liabilities of the Concentrated Growth and Capital Opportunities Portfolios (“Acquired Portfolios”), respectively, each in a tax-free exchange for Federal tax purposes for shares of the Surviving Portfolios, pursuant to the plans of reorganization (“Reorganizations”) approved by the Board and shareholders of record of the Acquired Portfolios as of the applicable record date. Pacific Life paid half of the reorganization costs. The Acquired Portfolios paid the other half of the expenses relating to the Reorganizations. The value of shares issued by each of the Surviving Portfolios is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by each of the Surviving Portfolios, the net assets and unrealized appreciation or depreciation of the Acquired Portfolios as of the reorganization date immediately prior to the Reorganizations, and the net assets of the Surviving Portfolio as of the reorganization date immediately prior to and after the Reorganizations, were as follows:

				Shares	Surviving	Acquired	Net Assets	Acquired Portfolio
Date of	Surviving	Acquired	Shares	Issued In	Portfolio	Portfolio	After	Unrealized
Reorganization	Portfolio	Portfolio	Acquired	Acquisition	Net Assets	Net Assets	Reorganization	Appreciation

April 30, 2007	Equity	Concentrated Growth	8,750,818	2,020,151	$262,612,087	$44,529,106	$307,141,193	$1,492,936
April 30, 2007	Main Street Core	Capital Opportunities	7,819,041	3,075,746	2,350,103,953	78,005,257	2,428,109,210	1,694,457
16. RECLASSIFICATION OF ACCOUNTS
     During the year ended December 31, 2008, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2008. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the portfolios, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

		Undistributed/	Undistributed/
		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Portfolio	Capital	Income (Loss)	Gain (Loss)

International Value	$—	($7,442,499)	$7,442,499
International Small-Cap	(549)	302,647	(302,098)
Floating Rate Loan	—	(812,493)	812,493
Diversified Bond	—	(9,869,080)	9,869,080
International Large-Cap	—	(1,463,555)	1,463,555
Emerging Markets	—	(4,511,734)	4,511,734
Managed Bond	—	111,563,151	(111,563,151)
Inflation Managed	—	(3,229,993)	3,229,993
High Yield Bond	(10,278,415)	—	10,278,415
17. FAIR VALUE MEASUREMENTS
     The Fund implemented SFAS 157, Fair Value Measurements, as of January 1, 2008. Under SFAS 157, the Fund is required to characterize its holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
•	Level 1 — Quoted prices in active markets for identical holdings

•	Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

•	Level 3 — Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Fund’s holdings are not necessarily an indication of the risks associated with investing in those holdings. For example, money market holdings are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2. Foreign holdings that are valued with the assistance of a statistical research service (as described in Note 2A) are reflected as Level 2.
     The following is a summary of the Fund’s holdings as of December 31, 2008 as categorized under the three-tier hierarchy of inputs as defined in SFAS 157:

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Portfolio	December 31, 2008	Price	Inputs	Inputs
Small-Cap Growth
Investments in Securities	$706,067,213	$524,181,166	$181,886,047	$—
Other Financial Instruments *	—	—	—	—

Total	$706,067,213	$524,181,166	$181,886,047	$—

International Value
Investments in Securities	$2,307,621,795	$60,383,162	$2,247,238,608	$25
Other Financial Instruments *	(2,099,897)	(55,494)	(2,044,403)	—

Total	$2,305,521,898	$60,327,668	$2,245,194,205	$25

Long/Short Large-Cap
Investments in Securities	$725,541,376	$706,338,371	$19,203,005	$—
Other Financial Instruments *	355,660	355,660	—	—

Total	$725,897,036	$706,694,031	$19,203,005	$—

International Small-Cap
Investments in Securities	$620,433,753	$41,269,823	$579,163,930	$—
Other Financial Instruments *	—	—	—	—

Total	$620,433,753	$41,269,823	$579,163,930	$—

Equity Index
Investments in Securities	$1,842,770,943	$1,698,039,886	$144,726,277	$4,780
Other Financial Instruments *	890,754	890,754	—	—

Total	$1,843,661,697	$1,698,930,640	$144,726,277	$4,780

Small-Cap Index
Investments in Securities	$549,235,403	$415,224,612	$134,010,791	$—
Other Financial Instruments *	213,485	213,485	—	—

Total	$549,448,888	$415,438,097	$134,010,791	$—

Diversified Research
Investments in Securities	$797,116,875	$658,468,406	$138,648,469	$—
Other Financial Instruments *	—	—	—	—

Total	$797,116,875	$658,468,406	$138,648,469	$—

Equity
Investments in Securities	$160,899,209	$122,313,775	$38,583,674	$1,760
Other Financial Instruments *	—	—	—	—

Total	$160,899,209	$122,313,775	$38,583,674	$1,760

American Funds Growth-Income
Investments in Securities	$1,159,527,750	$1,159,527,750	$—	$—
Other Financial Instruments *	—	—	—	—

Total	$1,159,527,750	$1,159,527,750	$—	$—

American Funds Growth
Investments in Securities	$1,186,565,197	$1,186,565,197	$—	$—
Other Financial Instruments *	—	—	—	—

Total	$1,186,565,197	$1,186,565,197	$—	$—

Large-Cap Value
Investments in Securities	$2,251,745,678	$1,835,534,499	$416,211,179	$—
Other Financial Instruments *	—	—	—	—

Total	$2,251,745,678	$1,835,534,499	$416,211,179	$—

Technology
Investments in Securities	$55,156,676	$41,047,495	$14,109,181	$—
Other Financial Instruments *	—	—	—	—

Total	$55,156,676	$41,047,495	$14,109,181	$—

Short Duration Bond
Investments in Securities	$1,854,491,878	$—	$1,854,491,878	$—
Other Financial Instruments *	3,121,561	(521,664)	3,643,225	—

Total	$1,857,613,439	($521,664)	$1,858,135,103	$—

Floating Rate Loan
Investments in Securities	$619,358,921	$—	$602,762,578	$16,596,343
Other Financial Instruments *	(71,297)	—	(71,297)	—

Total	$619,287,624	$—	$602,691,281	$16,596,343

Diversified Bond
Investments in Securities	$3,114,217,986	$—	$3,108,745,062	$5,472,924
Other Financial Instruments *	(48,240,805)	2,028,488	(50,269,293)	—

Total	$3,065,977,181	$2,028,488	$3,058,475,769	$5,472,924

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Portfolio	December 31, 2008	Price	Inputs	Inputs
Growth LT
Investments in Securities	$1,346,580,097	$962,421,354	$384,158,743	$—
Other Financial Instruments *	(5,569,352)	(1,955,257)	(3,614,095)	—

Total	$1,341,010,745	$960,466,097	$380,544,648	$—

Focused 30
Investments in Securities	$419,319,908	$290,278,190	$129,041,718	$—
Other Financial Instruments *	—	—	—	—

Total	$419,319,908	$290,278,190	$129,041,718	$—

Health Sciences
Investments in Securities	$106,199,887	$75,677,913	$28,312,809	$2,209,165
Other Financial Instruments *	—	—	—	—

Total	$106,199,887	$75,677,913	$28,312,809	$2,209,165

Mid-Cap Equity (formerly Mid-Cap Value)
Investments in Securities	$3,060,900,680	$2,658,200,763	$402,697,487	$2,430
Other Financial Instruments *	—	—	—	—

Total	$3,060,900,680	$2,658,200,763	$402,697,487	$2,430

Large-Cap Growth
Investments in Securities	$560,067,682	$522,209,224	$37,858,458	$—
Other Financial Instruments *	—	—	—	—

Total	$560,067,682	$522,209,224	$37,858,458	$—

International Large-Cap
Investments in Securities	$2,230,021,960	$94,809,558	$2,135,212,402	$—
Other Financial Instruments *	—	—	—	—

Total	$2,230,021,960	$94,809,558	$2,135,212,402	$—

Small-Cap Value
Investments in Securities	$553,075,491	$432,436,573	$120,638,918	$—
Other Financial Instruments *	—	—	—	—

Total	$553,075,491	$432,436,573	$120,638,918	$—

Multi-Strategy
Investments in Securities	$246,611,896	$128,812,113	$117,794,503	$5,280
Other Financial Instruments *	95,434	(17,814)	113,248	—

Total	$246,707,330	$128,794,299	$117,907,751	$5,280

Main Street Core
Investments in Securities	$1,609,849,830	$1,410,821,667	$199,004,893	$23,270
Other Financial Instruments *	—	—	—	—

Total	$1,609,849,830	$1,410,821,667	$199,004,893	$23,270

Emerging Markets
Investments in Securities	$1,076,870,168	$298,514,413	$778,334,751	$21,004
Other Financial Instruments *	—	—	—	—

Total	$1,076,870,168	$298,514,413	$778,334,751	$21,004

Money Market
Investments in Securities	$1,661,194,874	$—	$1,661,194,874	$—
Other Financial Instruments *	—	—	—	—

Total	$1,661,194,874	$—	$1,661,194,874	$—

High Yield Bond
Investments in Securities	$722,908,981	$5,446,653	$717,462,328	$—
Other Financial Instruments *	9	—	9	—

Total	$722,908,990	$5,446,653	$717,462,337	$—

Managed Bond
Investments in Securities	$9,402,426,520	$81,566,926	$9,311,221,979	$9,637,615
Other Financial Instruments *	(220,400,728)	103,224,826	(330,948,039)	7,322,485

Total	$9,182,025,792	$184,791,752	$8,980,273,940	$16,960,100

Inflation Managed
Investments in Securities	$8,038,183,267	$6,697,366	$8,031,434,303	$51,598
Other Financial Instruments *	(185,416,794)	94,589,824	(288,945,194)	8,938,576

Total	$7,852,766,473	$101,287,190	$7,742,489,109	$8,990,174

Comstock
Investments in Securities	$1,517,595,690	$1,421,971,863	$95,623,827	$—
Other Financial Instruments *	—	—	—	—

Total	$1,517,595,690	$1,421,971,863	$95,623,827	$—

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Portfolio	December 31, 2008	Price	Inputs	Inputs
Mid-Cap Growth
Investments in Securities	$744,943,512	$514,725,713	$225,809,695	$4,408,104
Other Financial Instruments *	—	—	—	—

Total	$744,943,512	$514,725,713	$225,809,695	$4,408,104

Real Estate
Investments in Securities	$583,986,222	$441,015,116	$142,971,106	$—
Other Financial Instruments *	—	—	—	—

Total	$583,986,222	$441,015,116	$142,971,106	$—

Small-Cap Equity
Investments in Securities	$723,170,230	$592,101,985	$131,068,245	$—
Other Financial Instruments *	—	—	—	—

Total	$723,170,230	$592,101,985	$131,068,245	$—

     The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining value for the year or period ended December 31, 2008. Level 3 holdings transfer in at beginning of period values and transfer out at end of period values. Total realized and unrealized gains (losses) of Level 3 holdings are included in net realized and unrealized gains (losses) in the Statements of Operations. Portfolios not listed held no Level 3 holdings at the beginning or end of the year or period.

			Investments in
	Total	Investments in	Other Financial
Portfolio	Value	Securities	Instruments *
Small-Cap Growth
Value, beginning of year	$—	$—	$—
Net purchases (sales)	812,970	812,970	—
Total realized and unrealized gains (losses)	(196,830)	(196,830)	—
Transfers in and/or out of Level 3	(616,140)	(616,140)	—

Value, end of year	$—	$—	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$—	$—	$—

International Value
Value, beginning of year	$—	$—	$—
Net purchases (sales)	—	—	—
Total realized and unrealized gains (losses)	25	25	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$25	$25	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$25	$25	$—

Equity Index
Value, beginning of year	$—	$—	$—
Net purchases (sales)	—	—	—
Total realized and unrealized gains (losses)	4,780	4,780	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$4,780	$4,780	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$4,780	$4,780	$—

Equity
Value, beginning of year	$—	$—	$—
Net purchases (sales)	—	—	—
Total realized and unrealized gains (losses)	1,760	1,760	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$1,760	$1,760	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$1,760	$1,760	$—

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

			Investments in
	Total	Investments in	Other Financial
Portfolio	Value	Securities	Instruments *
Short Duration Bond
Value, beginning of year	$33,874,193	$33,874,193	$—
Net purchases (sales)	(12,392,212)	(12,392,212)	—
Accrued discounts (premiums)	—	—	—
Total realized and unrealized gains (losses)	(11,929,036)	(11,929,036)	—
Transfers in and/or out of Level 3	(9,552,945)	(9,552,945)	—

Value, end of year	$—	$—	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$—	$—	$—

Floating Rate Loan
Value, beginning of year	$—	$—	$—
Net purchases (sales)	19,481,722	19,481,722	—
Accrued discounts (premiums)	29,929	29,929	—
Total realized and unrealized gains (losses)	(2,915,308)	(2,915,308)	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$16,596,343	$16,596,343	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	($2,915,308)	($2,915,308)	$—

Diversified Bond
Value, beginning of year	$24,338,698	$26,741,828	($2,403,130)
Net purchases (sales)	2,139,059	1,379,129	759,930
Accrued discounts (premiums)	7	7	—
Total realized and unrealized gains (losses)	(18,317,953)	(19,961,153)	1,643,200
Transfers in and/or out of Level 3	(2,686,887)	(2,686,887)	—

Value, end of year	$5,472,924	$5,472,924	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	($15,436,134)	($15,436,134)	$—

Health Sciences
Value, beginning of year	$—	$—	$—
Net purchases (sales)	—	—	—
Total realized and unrealized gains (losses)	(549,185)	(549,185)	—
Transfers in and/or out of Level 3	2,758,350	2,758,350	—

Value, end of year	$2,209,165	$2,209,165	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	($150,529)	($150,529)	$—

Mid-Cap Equity (formerly Mid-Cap Value)
Value, beginning of year	$—	$—	$—
Net purchases (sales)	—	—	—
Total realized and unrealized gains (losses)	2,430	2,430	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$2,430	$2,430	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$2,430	$2,430	$—

Multi-Strategy
Value, beginning of year	($139,809)	$—	($139,809)
Net purchases (sales)	—	—	—
Accrued discounts (premiums)	—	—	—
Total realized and unrealized gains (losses)	686,500	5,280	681,220
Transfers in and/or out of Level 3	(541,411)	—	(541,411)

Value, end of year	$5,280	$5,280	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$5,280	$5,280	$—

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

			Investments in
	Total	Investments in	Other Financial
Portfolio	Value	Securities	Instruments *
Main Street Core
Value, beginning of year	$—	$—	$—
Net purchases (sales)	—	—	—
Total realized and unrealized gains (losses)	23,270	23,270	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$23,270	$23,270	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$23,270	$23,270	$—

Emerging Markets
Value, beginning of year	$6,380,406	$6,380,406	$—
Net purchases (sales)	(1,149,591)	(1,149,591)	—
Total realized and unrealized gains (losses)	(9,735,004)	(9,735,004)	—
Transfers in and/or out of Level 3	4,525,193	4,525,193	—

Value, end of year	$21,004	$21,004	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$21,004	$21,004	$—

High Yield Bond
Value, beginning of year	$70	$70	$—
Net purchases (sales)	—	—	—
Accrued discounts (premiums)	—	—	—
Total realized and unrealized gains (losses)	(70)	(70)	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$—	$—	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$—	$—	$—

Managed Bond
Value, beginning of year	$52,357,264	$60,269,837	($7,912,573)
Net purchases (sales)	35,881,728	28,151,869	7,729,859
Accrued discounts (premiums)	500,261	500,261	—
Total realized and unrealized gains (losses)	(11,938,728)	(6,330,932)	(5,607,796)
Transfers in and/or out of Level 3	(59,840,425)	(72,953,420)	13,112,995

Value, end of year	$16,960,100	$9,637,615	$7,322,485

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$6,622,240	($700,245)	$7,322,485

Inflation Managed
Value, beginning of period	$23,909,040	$69,610,564	($45,701,524)
Net purchases (sales)	18,930,573	(20,939,836)	39,870,409
Accrued discounts (premiums)	1,589	1,589	—
Total realized and unrealized gains (losses)	2,306,777	(8,182,298)	10,489,075
Transfers in and/or out of Level 3	(36,157,805)	(40,438,421)	4,280,616

Value, end of period	$8,990,174	$51,598	$8,938,576

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$8,815,642	($122,934)	$8,938,576

Mid-Cap Growth
Value, beginning of period	$—	$—	$—
Net purchases (sales)	4,408,104	4,408,104	—
Total realized and unrealized gains (losses)	—	—	—
Transfers in and/or out of Level 3	—	—	—

Value, end of period	$4,408,104	$4,408,104	$—

Net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$—	$—	$—

*	Other financial instruments include open futures contracts, swap contracts, written options, short sales, unfunded loan commitments and forward foreign currency contracts, if any.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
18. SHARES OF BENEFICIAL INTEREST
     Change in shares of beneficial interest of each portfolio were as follows:

	Small-Cap Growth		International Value		Long/Short Large-Cap (1)
	2008	2007	2008	2007	2008	2007

Shares sold	21,766,771	23,402,010	31,758,655	52,802,761	113,483,629
Dividend and distribution reinvested	7,832,345	—	21,909,914	25,638,734	866,654
Shares repurchased	(6,190,338)	(1,810,959)	(15,101,673)	(5,136,901)	(3,306,857)

Net increase	23,408,778	21,591,051	38,566,896	73,304,594	111,043,426
Shares outstanding, beginning of year or period	63,100,589	41,509,538	216,727,217	143,422,623	—

Shares outstanding, end of year or period	86,509,367	63,100,589	255,294,113	216,727,217	111,043,426

	International Small-Cap		Equity Index		Small-Cap Index
	2008	2007	2008	2007	2008	2007

Shares sold	17,853,722	26,891,161	29,391,181	4,828,883	6,315,107	40,327,537
Dividend and distribution reinvested	3,282,498	1,087,571	6,310,875	1,183,158	6,862,844	1,530,004
Shares repurchased	(9,243,929)	(2,848,010)	(10,048,583)	(16,725,000)	(72,332,697)	(11,092,363)

Net increase (decrease)	11,892,291	25,130,722	25,653,473	(10,712,959)	(59,154,746)	30,765,178
Shares outstanding, beginning of year	98,430,712	73,299,990	63,107,413	73,820,372	112,904,937	82,139,759

Shares outstanding, end of year	110,323,003	98,430,712	88,760,886	63,107,413	53,750,191	112,904,937

	Diversified Research		Equity		American Funds Growth-Income
	2008	2007	2008	2007	2008	2007

Shares sold	8,623,463	14,668,526	672,310	985,968	16,852,075	36,988,301
Shares issued in connection with acquisition (2)	—	—	—	2,020,151	—	—
Dividend and distribution reinvested	17,432,943	840,504	1,728,781	26,923	6,476,211	2,062,537
Shares repurchased	(38,462,449)	(26,440,729)	(2,983,096)	(3,952,339)	(30,002,924)	(4,588,847)

Net increase (decrease)	(12,406,043)	(10,931,699)	(582,005)	(919,297)	(6,674,638)	34,461,991
Shares outstanding, beginning of year	112,483,697	123,415,396	11,805,894	12,725,191	166,171,677	131,709,686

Shares outstanding, end of year	100,077,654	112,483,697	11,223,889	11,805,894	159,497,039	166,171,677

	American Funds Growth		Large-Cap Value		Technology
	2008	2007	2008	2007	2008	2007

Shares sold	49,917,086	25,014,842	17,346,671	32,964,345	4,358,730	7,843,419
Dividend and distribution reinvested	24,119,533	475,248	15,033,441	2,572,244	3,544,965	7,749
Shares repurchased	(9,486,371)	(44,808,294)	(9,649,291)	(6,397,549)	(10,377,823)	(6,564,363)

Net increase (decrease)	64,550,248	(19,318,204)	22,730,821	29,139,040	(2,474,128)	1,286,805
Shares outstanding, beginning of year	108,235,792	127,553,996	215,081,079	185,942,039	17,366,544	16,079,739

Shares outstanding, end of year	172,786,040	108,235,792	237,811,900	215,081,079	14,892,416	17,366,544

	Short Duration Bond		Floating Rate Loan (3)		Diversified Bond
	2008	2007	2008	2007	2008	2007

Shares sold	26,767,535	34,484,980	20,547,172	85,525,617	24,326,365	123,943,854
Dividend and distribution reinvested	6,962,653	7,659,380	7,711,647	3,297,816	8,708,773	8,063,876
Shares repurchased	(17,045,109)	(79,298,189)	(3,696,773)	(6,721,034)	(24,488,827)	(1,685,514)

Net increase (decrease)	16,685,079	(37,153,829)	24,562,046	82,102,399	8,546,311	130,322,216
Shares outstanding, beginning of year or period	161,834,816	198,988,645	82,102,399	—	206,798,245	76,476,029

Shares outstanding, end of year or period	178,519,895	161,834,816	106,664,445	82,102,399	215,344,556	206,798,245

	Growth LT		Focused 30		Health Sciences
	2008	2007	2008	2007	2008	2007

Shares sold	15,151,651	5,119,660	32,074,077	8,934,064	3,681,104	3,240,448
Dividend and distribution reinvested	13,235,440	320,681	3,101,832	75,998	1,575,167	—
Shares repurchased	(9,487,805)	(12,811,807)	(11,153,779)	(5,808,712)	(5,704,755)	(3,880,595)

Net increase (decrease)	18,899,286	(7,371,466)	24,022,130	3,201,350	(448,484)	(640,147)
Shares outstanding, beginning of year	74,953,813	82,325,279	23,209,174	20,007,824	11,571,234	12,211,381

Shares outstanding, end of year	93,853,099	74,953,813	47,231,304	23,209,174	11,122,750	11,571,234

(1)	Operations commenced on May 1, 2008.

(2)	See Note 15 to Financial Statements regarding shares issued in connection with acquisition.

(3)	Operations commenced on May 1, 2007.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Mid-Cap Equity (1)		Large-Cap Growth		International Large-Cap
	2008	2007	2008	2007	2008	2007

Shares sold	26,968,631	37,459,390	17,015,755	23,049,055	53,431,784	72,728,568
Dividend and distribution reinvested	52,042,973	2,015,257	29,450,853	—	111,867,368	57,637,839
Shares repurchased	(23,738,058)	(9,201,627)	(11,463,235)	(119,179,200)	(51,738,444)	(176,877,917)

Net increase (decrease)	55,273,546	30,273,020	35,003,373	(96,130,145)	113,560,708	(46,511,510)
Shares outstanding, beginning of year	255,965,109	225,692,089	109,487,936	205,618,081	338,622,853	385,134,363

Shares outstanding, end of year	311,238,655	255,965,109	144,491,309	109,487,936	452,183,561	338,622,853

	Small-Cap Value		Multi-Strategy		Main Street Core
	2008	2007	2008	2007	2008	2007

Shares sold	7,956,759	4,943,398	421,668	901,945	9,258,592	10,176,626
Shares issued in connection with acquisition (2)	—	—	—	—	—	3,075,746
Dividend and distribution reinvested	6,628,534	847,463	1,619,500	743,068	14,440,930	1,216,625
Shares repurchased	(6,862,460)	(6,556,970)	(5,895,543)	(5,641,557)	(17,475,129)	(2,507,024)

Net increase (decrease)	7,722,833	(766,109)	(3,854,375)	(3,996,544)	6,224,393	11,961,973
Shares outstanding, beginning of year	41,184,191	41,950,300	25,117,964	29,114,508	102,288,594	90,326,621

Shares outstanding, end of year	48,907,024	41,184,191	21,263,589	25,117,964	108,512,987	102,288,594

	Emerging Markets		Money Market		High Yield Bond
	2008	2007	2008	2007	2008	2007

Shares sold	14,869,395	11,437,205	156,434,491	152,824,057	26,178,021	19,797,921
Dividend and distribution reinvested	19,839,626	17,952,035	1,531,570	5,005,260	12,025,686	9,139,747
Shares repurchased	(20,782,904)	(7,549,544)	(97,613,908)	(150,141,510)	(18,731,395)	(29,491,664)

Net increase (decrease)	13,926,117	21,839,696	60,352,153	7,687,807	19,472,312	(553,996)
Shares outstanding, beginning of year	102,214,277	80,374,581	103,921,554	96,233,747	120,450,329	121,004,325

Shares outstanding, end of year	116,140,394	102,214,277	164,273,707	103,921,554	139,922,641	120,450,329

	Managed Bond		Inflation Managed		Comstock
	2008	2007	2008	2007	2008	2007

Shares sold	28,882,480	76,217,372	22,958,104	94,319,063	24,275,778	106,894,095
Dividend and distribution reinvested	23,811,137	17,882,844	13,819,775	16,086,662	20,053,586	3,617,364
Shares repurchased	(58,798,940)	(12,967,876)	(54,607,319)	(6,881,806)	(52,630,294)	(3,596,627)

Net increase (decrease)	(6,105,323)	81,132,340	(17,829,440)	103,523,919	(8,300,930)	106,914,832
Shares outstanding, beginning of year	425,132,583	344,000,243	418,569,465	315,045,546	257,387,463	150,472,631

Shares outstanding, end of year	419,027,260	425,132,583	400,740,025	418,569,465	249,086,533	257,387,463

	Mid-Cap Growth		Real Estate		Small-Cap Equity
	2008	2007	2008	2007	2008	2007

Shares sold	16,718,533	21,808,517	5,974,223	3,929,793	36,008,401	27,241,457
Dividend and distribution reinvested	15,615,591	561,526	17,299,863	579,142	1,554,236	66,759
Shares repurchased	(46,020,075)	(8,711,526)	(15,385,575)	(6,073,036)	(5,451,480)	(1,288,652)

Net increase (decrease)	(13,685,951)	13,658,517	7,888,511	(1,564,101)	32,111,157	26,019,564
Shares outstanding, beginning of year	138,092,033	124,433,516	44,816,448	46,380,549	34,190,432	8,170,868

Shares outstanding, end of year	124,406,082	138,092,033	52,704,959	44,816,448	66,301,589	34,190,432

(1)	Formerly named Mid-Cap Value Portfolio.

(2)	See Note 15 to Financial Statements regarding shares issued in connection with acquisition.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
Pacific Select Fund:
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Index and Main Street® Core Portfolios, the summary schedules of investments), of Pacific Select Fund (the “Fund”) comprising the Small-Cap Growth, International Value, Long/Short Large-Cap, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Equity (formerly named Mid-Cap Value), Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street Core, Emerging Markets, Money Market, High Yield Bond, Managed Bond, Inflation Managed, Comstock, Mid-Cap Growth, Real Estate, and Small-Cap Equity Portfolios as of December 31, 2008, the related statements of operations for the year then ended (as to the Long/Short Large-Cap Portfolio, for the period from commencement of operations through December 31, 2008), the statements of changes in net assets for each of the two years in the period then ended (as to the Floating Rate Loan Portfolio, for the year ended December 31, 2008, and for the period from commencement of operations through December 31, 2007, and as to the Long/Short Large-Cap Portfolio, for the period from commencement of operations through December 31, 2008), the statements of cash flows for the year then ended for the Floating Rate Loan Portfolio, and as to the Long/Short Large-Cap Portfolio, for the period from commencement of operations through December 31, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Pacific Select Fund as of December 31, 2008, the results of their operations, the changes in their net assets, the cash flows for the Floating Rate Loan and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 27, 2009

G-1

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)
     The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.
     The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served *	During Past 5 years	Fund Complex Overseen * *
INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former Member, Board of Governors (1994 to 1999), of Cranbrook Schools.	56

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Member of the Board of Directors (2005 to present) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	56

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Member of the Board of Trustees (2007 to present) of Sage Hill School; Member (2001 to present) and Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law).	56

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	56

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	56
See explanation of symbols on page H-3

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served *	During Past 5 years	Fund Complex Overseen * *
INTERESTED PERSONS

James T. Morris Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chief Executive Officer, Chairman of the Board and Trustee (1/07 to present), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	56

Mary Ann Brown Year of birth 1951	President since 1/11/07 (Executive Vice President 6/20/06 to 1/10/07)	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Senior Vice President (6/08 to present) of Pacific Life Re Holdings LLC; Director and Senior Vice President (6/08 to present) of Pacific Life Re Holdings Limited; Current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	56

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present) of Pacific Life and Pacific Life & Annuity Company; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	56
See explanation of symbols on page H-3

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served *	During Past 5 years	Fund Complex Overseen * *
INTERESTED PERSONS (Continued)

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present), and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President & Controller (10/07 to present), Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	56

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	56

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; and Vice President (6/06 to present) of Pacific Life Funds.	56

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	56

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	56

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06), and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	56

Audrey L. Milfs Year of birth 1945	Secretary since 7/21/87	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, Vice President and Secretary (5/07 to present) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Secretary (6/01 to present) of Pacific Life Funds.	56

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

* *	As of December 31, 2008, the “Fund Complex” consisted of Pacific Select Fund (33 portfolios) and Pacific Life Funds (23 funds).

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS
(Unaudited)
     The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Fund”) oversees the management of each of the separate portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers, or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and manages two Portfolios directly under the name Pacific Asset Management. For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio and the newly organized American Funds Asset Allocation Portfolio, PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. The American Funds Growth-Income Portfolio, the American Funds Growth Portfolio and the American Funds Asset Allocation Portfolio each invest all of their assets in a master fund and therefore PLFA has not retained other portfolio managers to manage assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Advisory Agreement and the applicable Portfolio Management Agreements at an in-person meeting of the Trustees held on December 3, 2008. As discussed below, at an in-person meeting on June 17-18, 2008, the Board, including all of the Independent Trustees, approved the Advisory Agreement and a new Portfolio Management Agreement effective on or about January 1, 2009 with respect to the Mid-Cap Value Portfolio. Additionally, at an in-person meeting on September 23-24, 2008, the Board, including all of the Independent Trustees, approved the Advisory Agreement effective on or about February 1, 2009 with respect to the American Funds Asset Allocation Portfolio and a new Portfolio Management Agreement, effective on or about February 2, 2009, with respect to the Diversified Bond Portfolio.
     At these and other meetings, the Board considered information (both written and oral) provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board also requested, received and reviewed written materials from PLFA and each Portfolio Manager submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and information provided by the Portfolio Managers, and descriptions of various functions, such as their portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with their analysis of advisory fee and expense ratio information as well as performance and other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.
     The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant they retained. This discussion is not intended to be all-inclusive.
Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements
     In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of the Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder and/or contract holder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered PLFA’s continued development and use of analytical tools for assessing performance of the Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Portfolio Managers.
     The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations, with respect to PLFA directly-managed Portfolios, and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Portfolio Managers; and its

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Fund’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Trustees additionally reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year.
     The Trustees noted that the Portfolios are used as the investment options that fund Pacific Life Insurance Company’s (“Pacific Life”) and Pacific Life & Annuity Company’s (“PL&A”) variable products and they believe the products provide a good investment array for contract holders of Pacific Life and PL&A. The Trustees further noted that the offering of the Portfolios as the investment options assisted in distinguishing these variable products in the marketplace. The Trustees considered that they had received reports indicating that these variable products are well designed and competitive.
     The Portfolio Managers. The Trustees considered various materials relating to the Portfolio Managers, including copies of each existing Portfolio Management Agreement; copies of the Form ADV for each Portfolio Manager; financial information relating to each Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of each Portfolio Manager, including qualitative assessments from senior management of PLFA.
     The Trustees considered the benefits to shareholders of retaining each Portfolio Manager and continuing the Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by the Portfolio Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of the Portfolio Managers, including the background and experience of each of the Portfolio Manager’s management and the expertise of each Portfolio Manager’s portfolio management team, as well as the investment methodology used by the Portfolio Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing each Portfolio Manager’s written compliance policies and procedures, including the assessment of each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Portfolio Manager’s code of ethics. The Trustees also considered that each Portfolio Manager agreed to cooperate with the CCO in reviewing its compliance operations.
     In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate.
     The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.
2. Investment Results
     The Trustees considered the investment results of each Portfolio of the Fund in light of its objective and current market conditions. The Trustees compared each Portfolio’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using Lipper data and Morningstar data, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided an analysis and presentation to the Trustees utilizing data from databases, with performance information sourced from Morningstar and Strategic Insight’s SimFund database (“SimFund”), which uses Lipper performance data, and the relevant benchmarks of the Portfolios. The information provided to the Trustees included each Portfolio’s performance record for the one-, three-, five- and ten-year periods (if available). In reviewing the performance data provided by the independent sources, as well as the respective benchmark indices, the Trustees noted that several Portfolios had exceeded their peer groups and/or respective benchmark indices over certain periods. The Trustees also observed, however, that several of the Portfolios had underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.
     The Trustees also reviewed the monitoring of the Portfolio Managers’ investment results by PLFA, including PLFA’s policy of recommending to the Trustees the use of a new manager if performance consistently lagged and could not be improved within a reasonable timeframe. In this regard, the Trustees considered that PLFA had advised the Trustees that it intended to recommend a change in Portfolio Manager for the PL Large-Cap Growth Portfolio in the near future. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide portfolio management services for the Portfolios. Generally, the Trustees noted that there continues to be an excellent record of well managed Portfolios that work well in the Portfolio Optimization asset allocation program utilized under many of the variable products for the Portfolios. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the increasing use by investors of the Portfolio Optimization asset allocation program made available to shareholders by PLFA and the benefits of such program for shareholders generally.
     The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.
3. Advisory Fees and Total Expense Ratios
     The Trustees requested, received and reviewed information from PLFA relating to the advisory fees, sub-advisory fees and total operating expense ratios for each of the Portfolios. The Independent Trustees also requested and reviewed information from the Independent Consultant with their analysis of

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
advisory fees and certain expenses. The Trustees reviewed the advisory fees and total operating expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Portfolios were subject to expense limits agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on information retrieved from Morningstar or Lipper databases. The Independent Trustees requested and reviewed an analysis, provided by the Independent Consultant, of the asset-based breakpoint schedule to the advisory fee schedule for the Portfolios. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios.
     The Trustees also considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Portfolio Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts, or because accounts were proprietary accounts or employee or family accounts. These differences often explained differences in fee schedules. The Trustees were mindful that, with regard to the sub-advised Portfolios the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that each Portfolio’s subadvisory fees are paid by PLFA and are not paid directly by any Portfolio.
     The Trustees observed that certain of the Portfolios’ contractual advisory fees were higher than the average of their respective Morningstar (or where used, Lipper) category while others were either lower or approximately equal to these averages. However, the Trustees noted that none of the Portfolios were ranked as having the highest total expense ratios in their respective Morningstar category and several of the Portfolios were ranked as having the lowest total expense ratios in their respective Morningstar category.
     The Board concluded that the advisory fees and total expenses of each Portfolio were fair and reasonable.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.
     PLFA’s and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager funds and ones that support variable annuity and variable life insurance products. Based on information received, the Trustees further noted that Pacific Life’s overall financial results for variable annuity and variable life insurance products, which are supported by the Fund, appeared reasonable at the current time. The Trustees also noted that analysis of the Fund’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.
     The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
     With respect to the Portfolio Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the inconsistency in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such an assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.
     Accordingly, in the case of the Portfolio Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Portfolios that are sub-advised) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio management fees.
     Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA and the Independent Consultant. The Trustees noted that PLFA consistently had reinvested in the business in the form of improvements in technology and product innovations. The Trustees also considered PLFA’s willingness to reduce its own fees through appropriate waivers, including an expense limitation agreement, whereby PLFA will reimburse the Fund for certain expenses that exceed stated expense caps, and PLFA’s general willingness to share economies of scale.
     The Trustees considered that the advisory fee schedules for the Portfolios contained breakpoints, which will reduce the rate of the advisory fee as portfolio assets grow. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Fund serves as the underlying investment vehicle.
     The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis also was complicated by the additional services and content provided by PLFA and its reinvestment in its ability to provide and expand those services through, for example, continuing investments in technology and shareholder services, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and providing certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     The Board determined that PLFA is sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and its consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders, to their benefit.
5. Ancillary Benefits
     The Trustees requested and received from PLFA information concerning other benefits received by PLFA, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including reimbursement at an approximate cost basis for support services, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered information concerning other significant economic relations between the Portfolio Managers and their affiliates with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. . The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.
     The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but rather the Board based its determination on the total mix of information available to them.
Other Advisory Agreement and Portfolio Management Agreement Approvals
Mid-Cap Value Portfolio
     At an in-person meeting on June 17-18, 2008, the Board, including all of the Independent Trustees, approved the establishment and designation, effective no later than May 1, 2009, of a newly organized Portfolio of the Fund, the Mid-Cap Value Portfolio. In connection with the approval of the Mid-Cap Value Portfolio, the Board also approved, effective no later than May 1, 2009, the Advisory Agreement with PLFA (“Mid-Cap Value Advisory Agreement”) and a Portfolio Management Agreement with BlackRock Capital Management, Inc. (“BlackRock Capital”) (the “BlackRock Agreement”).
     In evaluating the Mid-Cap Value Advisory Agreement and the BlackRock Agreement, the Board, including the Independent Trustees, considered the factors described below. The Board also considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as due diligence by PLFA on the investment resources and personnel of a potential portfolio manager and an assessment by PLFA of the investment strategies used by a potential portfolio manager. In addition the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of BlackRock Capital, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend BlackRock Capital as the new Portfolio Manager, which was ultimately approved by the Board.
     In evaluating the Mid-Cap Value Advisory Agreement and the BlackRock Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services to be Provided
     PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of all Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered the benefits to shareholders of retaining PLFA to serve as the adviser to the Mid-Cap Value Portfolio in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered that PLFA served as adviser to the Equity Index Portfolio and the Small-Cap Index Portfolio, managed by BlackRock Capital’s affiliate. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the Mid-Cap Value Portfolio and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and material provided to them throughout the year by PLFA. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the Mid-Cap Value Portfolio by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Fund, including the measures taken by PLFA to assist the Fund in complying with Rule 38a-1 under the 1940 Act.

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     BlackRock Capital. The Trustees considered the benefits to shareholders of retaining BlackRock Capital as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by BlackRock Capital. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed Mid-Cap Value Portfolio Management Agreement; copies of the Form ADV for the Portfolio Manager; financial information relating to the Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of the Portfolio Manager, including qualitative assessments from senior management of PLFA.
     The Trustees considered that under the Mid-Cap Value Portfolio Management Agreement, BlackRock Capital would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Mid-Cap Value Portfolio over both the short- and long-term, the organizational depth and resources of BlackRock Capital, including the background and experience of BlackRock Capital’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy. The Trustees noted that BlackRock Investment Management, LLC, BlackRock Capital’s affiliate, serves as Portfolio Manager for the Small-Cap Index and Equity Index Portfolios, other series of the Fund overseen by the Board.
     In addition, the Trustees considered that the Fund’s Chief Compliance Officer had reviewed the written compliance policies and procedures of BlackRock Capital, including the assessment of its compliance programs as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new Mid-Cap Value Portfolio Management Agreement.
     In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to BlackRock Capital, and was aided by the assessments and recommendations of PLFA and the in-person presentation and materials provided by BlackRock Capital. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.
     The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Mid-Cap Value Portfolio by PLFA under the Mid-Cap Value Advisory Agreement and BlackRock Capital under the Mid-Cap Value Portfolio Management Agreement.
2. Performance
     The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a mid-cap value portfolio, and the identification by PLFA of BlackRock Capital to serve as Portfolio Manager with regard to the day-to-day investment activities of the Mid-Cap Value Portfolio. Because this consideration related to a newly organized portfolio, no actual performance record for this Portfolio was available. However, the Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related Mid-Cap Value Portfolio Management Agreement, as described below.
     The Trustees considered information about the historical performance of accounts managed by the same BlackRock Capital portfolio management team that would manage the Mid-Cap Value Portfolio using similar investment strategies as those proposed for the Mid-Cap Value Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against its peer group category for the year-to date, one-, three- and five-year periods as of March 31, 2008, and found that BlackRock Capital had performed in the top half of its applicable Morningstar category for the one-, three- and five- year periods. Additionally, the Trustees considered performance information presented by PLFA for other potential portfolio managers. The Trustees also considered the need for BlackRock Capital to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization models. The Trustees also considered a report from the investment personnel of BlackRock Capital about the performance of that firm’s accounts during recent market conditions.
     The Board determined that BlackRock Capital’s performance record was acceptable.
3. Advisory and Portfolio Management Fees
     The Trustees reviewed information that compared the Mid-Cap Value Portfolio’s proposed advisory fee rate with industry averages for comparable products. The Trustees considered that the proposed advisory fee would be less than industry averages for mid-cap value products based on the data presented to the Board. The Trustees also considered that PLFA agreed to an asset-based breakpoint schedule for the Mid-Cap Value Portfolio so that the advisory fee as a percentage of the Portfolio’s net assets would decrease as the Portfolio becomes larger. The Trustees noted that the proposed breakpoints appear to offer meaningful potential savings to shareholders of the Mid-Cap Value Portfolio at higher asset levels. The Board concluded that the compensation payable under the Mid-Cap Value Advisory Agreement is fair and reasonable.
     The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of the Portfolio Manager with other registered investment companies or other types of clients. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the Mid-Cap Value Portfolio by BlackRock Capital and that the level of services provided by BlackRock Capital on these other accounts were due to the different nature of the accounts or an affiliation between BlackRock Capital and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and BlackRock Capital, and that the Mid-Cap Value Portfolio’s sub-advisory management fees are paid by PLFA and are not paid directly by the Mid-Cap Value Portfolio. The Trustees also considered that the sub-advisory management fees payable to BlackRock Capital under the Mid-Cap Value Portfolio Management Agreement contained breakpoints.
     The Board concluded that the compensation payable under the Mid-Cap Value Portfolio Agreement is fair and reasonable.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
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4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding PLFA’s costs of sponsoring the Portfolio and information regarding the anticipated profitability of the proposed Portfolio to PLFA.
     PLFA’s Costs and Profitability. The Trustees considered the cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Mid-Cap Value Portfolio based on the projected assets, income and expenses of PLFA in its relationship with the Portfolio. The Trustees noted that this information contains estimates because there is no actual operating history for the Mid-Cap Value Portfolio. The Trustees considered the overall financial soundness of PLFA. The Trustees reviewed projected profitability information with respect to the profit or loss to PLFA from the Mid-Cap Value Advisory Agreement. The Trustees reviewed the revenues and benefits that are expected to be derived from the Mid-Cap Value Portfolio. The Trustees considered the projected profitability of the Mid-Cap Value Portfolio Agreement to BlackRock Capital to the extent practicable based on the financial information provided by BlackRock Capital.
     The Trustees considered that it was difficult to accurately determine or evaluate the profitability of the Mid-Cap Value Portfolio Agreement to BlackRock Capital because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees gave less weight to projected profitability considerations and did not view this information as important as other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and BlackRock Capital with respect to the negotiation of portfolio management fees, the fact that such fees are paid by PLFA and the fact that they are projections.
     Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Mid-Cap Value Portfolio and the Fund as assets grow. Because the Mid-Cap Value Portfolio has no operating history and no assets, no economies of scale exist at this time with respect to the Portfolio. However, the Trustees considered that by utilizing an advisory fee schedule with breakpoints whereby the advisory fee as a percentage of the Portfolio’s net assets decreases or will decrease as the Portfolio becomes larger represents a good faith attempt to share economies of scale and potential future economies of scale as the asset levels of the Portfolio increase. The Trustees also noted that there is an expense limitation agreement in place for the Mid-Cap Value Portfolio.
     The Board concluded that the Mid-Cap Value Portfolio’s fee structure reflected in the Mid-Cap Value Advisory Agreement and Mid-Cap Value Portfolio Management Agreement is fair and reasonable.
5. Ancillary Benefits
     The Trustees received from PLFA information concerning other benefits that may be received by PLFA and BlackRock Capital and their affiliates as a result of their relationship with the Mid-Cap Value Portfolio, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that BlackRock Capital represented that they anticipate utilizing an affiliated broker-dealer for trades and utilizing soft dollar credits generated by Portfolio commissions to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the Mid-Cap Value Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by BlackRock Capital from its relationship with the Mid-Cap Value Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Mid-Cap Value Advisory Agreement and the Mid-Cap Value Portfolio Management Agreement is fair and reasonable; and (ii) the Mid-Cap Value Advisory Agreement and Mid-Cap Value Portfolio Management Agreement are in the best interests of the Mid-Cap Value Portfolio and its shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.
American Funds Asset Allocation Portfolio
     At an in-person meeting on September 23-24, 2008, the Board, including all of the Independent Trustees, approved the establishment and designation, effective on or about February 1, 2009, of a newly organized Portfolio of the Fund, the American Funds Asset Allocation Portfolio. In connection with the approval of the American Funds Asset Allocation Portfolio, the Board also approved, effective on or about February 1, 2009, the Advisory Agreement with PLFA (“American Funds Advisory Agreement”).
     In connection with their consideration of these matters, the Board, including the Independent Trustees, considered the factors described below. The Board also considered the analysis preformed by PLFA to support its recommendation to add the American Funds Asset Allocation Fund as an investment for the American Funds Asset Allocation Portfolio, including quantitative data and information gathered from independent third-party databases, as well as due diligence by PLFA on the investment resources and personnel of the Capital Research, the manager of the American Funds Asset Allocation Fund. In addition, the Board reviewed the specific criteria and information evaluated by PLFA and PLFA’s analysis in reaching its conclusion to recommend that the American Funds Asset Allocation Portfolio invest in the American Funds Asset Allocation Fund, which was ultimately approved by the Board.
     In evaluating the American Funds Advisory Agreement, the Board, including the Independent Trustees, considered the following factors, among others:

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
1. Nature, Extent and Quality of Services to be Provided
     PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of all Portfolio Managers or investments in master funds managed by third-party managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered the benefits to shareholders of retaining PLFA to serve as the adviser to the American Funds Asset Allocation Portfolio in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the American Funds Asset Allocation Portfolio and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and material provided to them throughout the year by PLFA. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the American Funds Asset Allocation Portfolio by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Fund, including the measures taken by PLFA to assist the Fund in complying with Rule 38a-1 under the 1940 Act.
     The Board noted that the American Funds Asset Allocation Portfolio would invest all of its assets in the American Funds Insurance Series Asset Allocation 1 Fund (the “American Funds Asset Allocation Fund”), which is a series of the American Funds Insurance Series, a registered open-end investment company (the “Master Fund”). The Board considered the American Funds Advisory Agreement for this Portfolio in light of the proposed master/feeder arrangements for the Portfolio, and noted that PLFA would monitor the performance of the Master Fund and had assessed the investment performance and reputation of Capital Research, the investment adviser to the Master Fund, along with the reputation of Capital Research, noting these factors could contribute to increased asset levels in the Portfolio which would benefit shareholders. The Board also considered the investment approach and resources of Capital Research dedicated to the Master Fund. The Board also noted that PLFA would have certain compliance and investment oversight responsibilities respecting the master/feeder arrangement.
     In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to Capital Research, and was aided by the assessments and recommendations of PLFA. The Trustees also considered that PLFA has historically exercised diligence in monitoring portfolio performance, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.
     The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the American Funds Asset Allocation Portfolio by PLFA under the American Funds Advisory Agreement.
2. Performance
     The Trustees considered PLFA’s efforts and process to search for and screen advisory firms and funds with advisory firms that are qualified to manage an asset allocation portfolio. Because the American Funds Asset Allocation Portfolio will invest all of its assets in the American Funds Asset Allocation Fund, the Trustees compared performance of the American Funds Asset Allocation Fund against relevant benchmarks and against its peer group category for the year-to-date, one-, three-, five-, and ten-year periods as of June 30, 2008, and found that the American Funds Asset Allocation Fund had performed in the top half of its applicable Morningstar category for the year-to-date, three-, five-, and ten-year periods, and had performed in the top quartile of its applicable Morningstar category for the three-, five- and ten-year periods.
     The Board determined that the American Funds Asset Allocation Fund’s performance record was acceptable.
3. Advisory Fees
     The Trustees reviewed information that compared the American Funds Asset Allocation Portfolio’s proposed advisory fee rate with industry averages for comparable products. The Trustees considered that the proposed advisory fee would be less than industry averages for asset allocation products based on the data presented to the Board. The Trustees also considered that PLFA agreed to an asset-based breakpoint schedule for the American Funds Asset Allocation Portfolio so that the advisory fee as a percentage of the Portfolio’s net assets would decrease as the Portfolio becomes larger. The Trustees noted that the proposed breakpoints appear to offer meaningful potential savings to shareholders of the American Funds Asset Allocation Portfolio at higher asset levels.
     The Board concluded that the compensation payable under the American Funds Advisory Agreement is fair and reasonable.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding PLFA’s costs of sponsoring the Portfolio and information regarding the anticipated profitability of the proposed Portfolio to PLFA.
     PLFA’s Costs and Profitability. The Trustees considered the cost of services to be provided and projected profits to be realized by PLFA from the relationship with the American Funds Asset Allocation Portfolio based on the projected assets, income and expenses of PLFA in its relationship with the

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
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Portfolio. The Trustees noted that this information contains estimates because there is no actual operating history for the American Funds Asset Allocation Portfolio. The Trustees considered the overall financial soundness of PLFA. The Trustees reviewed projected profitability information with respect to the profit or loss to PLFA from the American Funds Advisory Agreement.
     Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the American Funds Asset Allocation Portfolio and the Fund as assets grow. Because the American Funds Asset Allocation Portfolio has no operating history and no assets, no economies of scale exist at this time with respect to the Portfolio. However, the Trustees considered that by utilizing an advisory fee schedule with breakpoints whereby the advisory fee as a percentage of the Portfolio’s net assets decreases or will decrease as the Portfolio becomes larger represents a good faith attempt to share economies of scale and potential future economies of scale as the asset levels of the Portfolio increase. The Trustees also noted that there is an expense limitation agreement in place for the American Funds Asset Allocation Portfolio.
     The Board concluded that the American Funds Asset Allocation Portfolio’s fee structure reflected in the American Funds Advisory Agreement is fair and reasonable.
5. Ancillary Benefits
     The Trustees received from PLFA information concerning other benefits that may be received by PLFA and its affiliates as a result of their relationship with the American Funds Asset Allocation Portfolio, including fees for administrative services and reimbursement at an approximate cost basis for certain support services. The potential benefits that may be derived by PLFA from its relationship with the American Funds Asset Allocation Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds.
6. Conclusion
     Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the American Funds Advisory Agreement is fair and reasonable; and (ii) the American Funds Advisory Agreement is in the best interests of the American Funds Asset Allocation Portfolio and its shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.
Diversified Bond Portfolio
     At an in-person meeting on September 23-24, 2008, the Board, including all of the Independent Trustees, approved, effective no later than May 1, 2009, a new Portfolio Management Agreement with Western Asset Management Company (“Western Asset”) with respect to the Diversified Bond Portfolio (the “Diversified Bond Portfolio Management Agreement”), and appointed Western Asset as the new Portfolio Manager. In connection with this matter, also at the September 23-24, 2008 meeting, the Board terminated the Portfolio Management agreement for the Portfolio with the prior portfolio manager upon the effectiveness of the Diversified Bond Portfolio Management Agreement. Western Asset’s appointment as Portfolio Manager was made in accordance with an exemptive order issued with regard to the Fund by the Securities and Exchange Commission on January 13, 1999 and does not require shareholder approval.
     In evaluating the Diversified Bond Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the of due diligence conducted by PLFA on the investment resources and personnel of a portfolio manager and an assessment of the investment strategies used by a portfolio manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Western Asset, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Western Asset as the new portfolio manager.
     In evaluating the Diversified Bond Portfolio Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services to be Provided
     WAMCO. The Trustees considered the benefits to shareholders of retaining Western Asset, together with its affiliates Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd. (the “Sub-Advisory Affiliates” and together with Western Asset, “WAMCO”), as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by WAMCO. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed Diversified Bond Portfolio Management Agreement; copies of the Form ADV for the Portfolio Manager; financial information relating to the Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of the Portfolio Manager, including qualitative assessments from senior management of PLFA.
     The Trustees considered that under the Diversified Bond Portfolio Management Agreement, Western Asset would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, supervision of investment management services provided by the Sub-Advisory Affiliates and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Diversified Bond Portfolio over both the short- and long-term, the organizational depth and resources of WAMCO, including the background and experience of WAMCO’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     In addition, the Trustees considered that the Fund’s Chief Compliance Officer had reviewed the written compliance policies and procedures of WAMCO, including the assessment of its compliance programs as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new Diversified Bond Portfolio Management Agreement.
     In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to WAMCO, and was aided by the assessments and recommendations of PLFA and the in-person presentation and materials provided by WAMCO. The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a diversified bond portfolio, and the identification by PLFA of WAMCO to serve as Portfolio Manager with regard to the day-to-day investment activities of the Diversified Bond Portfolio. In this regard the Trustees considered that the search criteria employed by PLFA included identification of a firm with sufficient size, market presence and resources to properly manage the Portfolio, investment style diversification from other fixed-income Portfolios within the Fund, the ability to manage a large pool of assets given the size of the Portfolio, competitive peer ranking, manager tenure and the ability to effectively manage transition costs as well as competitive advisory fees. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.
     The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Diversified Bond Portfolio by WAMCO under the Diversified Bond Portfolio Management Agreement, including the sub-advisory agreements by and among Western Asset and the Sub-Advisory Affiliates (the “Sub-Advisory Agreements”).
2. Performance
     The Trustees considered information about the historical performance of investment companies advised or sub-advised by the same WAMCO portfolio management team that would manage the Diversified Bond Portfolio using similar investment strategies as those proposed for the Diversified Bond Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against its peer group category for the year-to-date, one-, three-, five-, and ten-year periods as of June 30, 2008, and found that WAMCO had performed in the top half of its applicable Morningstar category for the five- and ten-year periods, although performance had lagged recently. The Trustees considered WAMCO’s explanation for the recent underperformance. Additionally, the Trustees considered performance information presented by PLFA for other potential portfolio managers. The Trustees also considered the need for WAMCO to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization models.
     The Board determined that WAMCO’s performance record was acceptable.
3. Portfolio Management Fees
     The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of WAMCO with other registered investment companies or other types of clients. The Trustees noted that, in certain cases, there were differences in the level of services proposed to be provided to the Diversified Bond Portfolio by WAMCO and the level of services provided by WAMCO on those other accounts, and that those differences were due to the different nature of the accounts or an affiliation between WAMCO and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and WAMCO, and that the Diversified Bond Portfolio’s sub-advisory management fees are paid by PLFA and are not paid directly by the Diversified Bond Portfolio. The Trustees also considered that the sub-advisory management fees payable to Western Asset under the Diversified Bond Portfolio Management Agreement contains breakpoints and that the fee schedule would remain unchanged from the current fee schedule for the Portfolio. The Trustees considered that other potential sub-advisers had not agreed to maintain the current sub-advisory fee schedule.
     The Board concluded that the compensation payable under the Diversified Bond Portfolio Management Agreement and the Sub-Advisory Agreements is fair and reasonable.
4. Costs, Level of Profits
     The Trustees reviewed information regarding the costs to WAMCO of managing the Diversified Bond Portfolio and the projected profitability of the Diversified Bond Portfolio Agreement to WAMCO to the extent practicable based on the financial information provided by WAMCO. The Trustees noted that this information contains estimates because there is no actual operating history for WAMCO within the Diversified Bond Portfolio. The Trustees gave less weight to projected profitability considerations and did not view this information as important as other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and WAMCO with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA and the fact that they are projections.
     The Board concluded that the Diversified Bond Portfolio’s fee structure reflected in the Diversified Bond Portfolio Management Agreement and Sub-Advisory Agreements is fair and reasonable.
5. Ancillary Benefits
     The Trustees received from PLFA information concerning other benefits that may be received by WAMCO and its affiliates as a result of their relationship with the Diversified Bond Portfolio, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that WAMCO represented that it does not anticipate utilizing an affiliated broker-dealer for trades or utilizing soft dollar credits generated by Portfolio commissions to pay for research services. The Trustees considered potential benefits to be derived by WAMCO from its

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
relationship with the Diversified Bond Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Diversified Bond Portfolio Management Agreement and the Sub-Advisory Agreements is fair and reasonable; and (ii) the Diversified Bond Portfolio Management Agreement and the Sub-Advisory Agreements are in the best interests of the Diversified Bond Portfolio and its shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)
Availability of Quarterly Holdings
     The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, when required is filed pursuant to applicable regulations, and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.
Availability of Proxy Voting Record
     The Fund files, by August 31 of each year, information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Fund’s Website and on the SEC’s Website noted below.
Information Relating to Investments Held by the Fund
     For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and SAI. For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available as noted below.
Availability of Proxy Voting Policies
     A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s SAI.
Availability of a Complete Schedule of Investments
     The Fund’s annual and semi-annual reports may contain a summary schedule of investments (SOI) for certain portfolios. A complete schedule for each summary SOI presented is available as noted below.
How to obtain Information
     The Fund’s prospectus, SAI (including Proxy Voting Policies), and complete Schedules of Investments are available:
•	On the Fund’s website at http://www.PacificLife.com

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applied toll free numbers below:
Pacific Life’s Annuity Contract Owners: 1-800-722-4448
Pacific Life’s Annuity Registered Representative: 1-800-722-2333
Pacific Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific Time

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660-6397

CHANGE SERVICE REQUESTED

Annual Report
as of December 31, 2008

•	Pacific Select Fund

Form No.	15-20951-11
1331-09A
85-23211-08

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2008 and 2007 were $788,000 and $723,900, respectively.

(b)	Audit-Related Fees. For the fiscal year ended December 31, 2008, there were no other audit-related fees billed to the Registrant by the principal accountant. For the fiscal year ended December 31, 2007, the aggregate audit-related fees of $17,500 were billed to the Registrant by the principal accountant for consent fees for N-14 filings and for attestation for Registrant’s Advisory Fee Reduction Program.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2008 and 2007.

(d)	All Other fees. For the fiscal years ending December 31, 2008 and 2007 there were no other fees billed to the Registrant by the principal Accountant.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:
Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:
(i) The Audit Committee shall pre-approve such engagement; or
(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated pursuant to the Audit Committee Charter shall be presented to the full Audit Committee at its next scheduled meeting.
(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Pursuant to the Audit Committee Charter, “Investment company complex” means the Registrant and its portfolios, the Pacific Life Funds, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.
Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this section of the Audit Committee Charter, except that the “total amount of revenues” calculation for the services pursuant to the Audit Committee Charter is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this section of the Audit Committee Charter (i.e., the Adviser or any control person).
(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2008 and 2007 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $75,900 and $66,150, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants—not applicable.
Item 6. Investments.
(a)	Schedule I.
(b)	Not applicable.

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 97.7%

Consumer Discretionary - 8.2%

Abercrombie & Fitch Co ‘A’ †	18,700	$431,409
Amazon.com Inc *	68,700	3,522,936
Apollo Group Inc ‘A’ * †	22,800	1,746,936
AutoNation Inc *	28,855	285,087
AutoZone Inc * †	7,800	1,087,866
Bed Bath & Beyond Inc * †	56,000	1,423,520
Best Buy Co Inc †	72,648	2,042,135
Big Lots Inc * †	18,400	266,616
Carnival Corp † (Panama)	93,900	2,283,648
CBS Corp ‘B’	146,143	1,196,911
Centex Corp †	27,600	293,664
Coach Inc *	72,400	1,503,748
Comcast Corp ‘A’	623,177	10,519,228
Comcast Corp Special ‘A’ †	3,255	52,568
D.R. Horton Inc †	59,200	418,544
Darden Restaurants Inc	31,200	879,216
Eastman Kodak Co †	63,800	419,804
Expedia Inc * †	46,000	379,040
Family Dollar Stores Inc †	30,000	782,100
Ford Motor Co * †	497,427	1,139,108
Fortune Brands Inc †	33,900	1,399,392
GameStop Corp ‘A’ *	35,100	760,266
Gannett Co Inc †	50,700	405,600
General Motors Corp †	123,544	395,341
Genuine Parts Co	33,475	1,267,364
H&R Block Inc	70,200	1,594,944
Harley-Davidson Inc †	50,600	858,682
Harman International Industries Inc †	11,500	192,395
Hasbro Inc †	28,825	840,825
International Game Technology †	68,100	809,709
J.C. Penney Co Inc	47,700	939,690
Johnson Controls Inc †	126,500	2,297,240
Jones Apparel Group Inc †	17,600	103,136
KB Home †	16,200	220,644
Kohl’s Corp *	65,500	2,371,100
Leggett & Platt Inc †	37,600	571,144
Lennar Corp ‘A’ †	30,402	263,585
Limited Brands Inc	64,107	643,634
Lowe’s Cos Inc †	315,000	6,778,800
Macy’s Inc †	90,376	935,392
Marriott International Inc ‘A’ †	63,500	1,235,075
Mattel Inc	79,650	1,274,400
McDonald’s Corp	240,600	14,962,914
Meredith Corp †	8,900	152,368
Newell Rubbermaid Inc	55,434	542,145
News Corp ‘A’	492,900	4,480,461
Nike Inc ‘B’	83,900	4,278,900
Nordstrom Inc †	34,240	455,734
Office Depot Inc *	60,600	180,588
Omnicom Group Inc	68,500	1,844,020
Polo Ralph Lauren Corp †	12,200	554,002
Pulte Homes Inc †	45,900	501,687
RadioShack Corp	29,744	355,143
Scripps Networks Interactive Inc ‘A’ †	19,800	435,600
Sears Holdings Corp *	12,205	474,408
Snap-On Inc	13,050	513,909
Staples Inc	152,825	2,738,624
Starbucks Corp *	157,000	1,485,220
Starwood Hotels & Resorts Worldwide Inc †	40,170	719,043
Target Corp †	162,200	5,600,766
The Black & Decker Corp †	13,600	568,616
The DIRECTV Group Inc *	117,400	2,689,634
The Gap Inc	99,010	1,325,744
The Goodyear Tire & Rubber Co * †	52,800	315,216
The Home Depot Inc †	366,050	8,426,471
The Interpublic Group of Cos Inc * †	104,458	413,654
The McGraw-Hill Cos Inc	69,200	1,604,748
The New York Times Co ‘A’ †	26,400	193,512
The Sherwin-Williams Co †	21,200	1,266,700
The Stanley Works †	14,800	504,680
The TJX Cos Inc †	90,100	1,853,357
The Walt Disney Co †	403,306	9,151,013
The Washington Post Co ‘B’	1,106	431,617
Tiffany & Co †	26,700	630,921
Time Warner Inc	774,660	7,793,080
VF Corp †	19,300	1,057,061
Viacom Inc ‘B’ *	133,443	2,543,424
Whirlpool Corp †	16,005	661,807
Wyndham Worldwide Corp †	34,285	224,567
Wynn Resorts Ltd * †	12,600	532,476
Yum! Brands Inc	100,780	3,174,570

		142,470,842

Consumer Staples - 12.6%

Altria Group Inc	439,152	6,613,629
Archer-Daniels-Midland Co	138,494	3,992,782
Avon Products Inc	91,500	2,198,745
Brown-Forman Corp ‘B’ †	20,777	1,069,808
Campbell Soup Co	44,200	1,326,442
Coca-Cola Enterprises Inc	63,600	765,108
Colgate-Palmolive Co	108,700	7,450,298
ConAgra Foods Inc	97,400	1,607,100
Constellation Brands Inc ‘A’ *	43,300	682,841
Costco Wholesale Corp	93,444	4,905,810
CVS Caremark Corp	310,088	8,911,929
Dean Foods Co * †	33,700	605,589
Dr Pepper Snapple Group Inc * †	56,300	914,875
General Mills Inc	72,300	4,392,225
H.J. Heinz Co	67,150	2,524,840
Kellogg Co	53,800	2,359,130
Kimberly-Clark Corp	89,261	4,707,625
Kraft Foods Inc ‘A’	319,159	8,569,419
Lorillard Inc	37,400	2,107,490
McCormick & Co Inc	25,400	809,244
Molson Coors Brewing Co ‘B’	30,980	1,515,542
PepsiCo Inc	335,280	18,363,286
Phillip Morris International Inc	436,752	19,003,080
Reynolds American Inc	37,700	1,519,687
Safeway Inc	93,600	2,224,872
Sara Lee Corp	151,825	1,486,367
SUPERVALU Inc	46,490	678,754
SYSCO Corp	129,400	2,968,436
The Clorox Co †	29,700	1,650,132
The Coca-Cola Co	429,600	19,447,992
The Estee Lauder Cos Inc ‘A’	24,700	764,712
The Hershey Co †	37,300	1,295,802
The J.M. Smucker Co	25,400	1,101,344
The Kroger Co	140,800	3,718,528
The Pepsi Bottling Group Inc	26,700	601,017
The Procter & Gamble Co	644,579	39,847,874
Tyson Foods Inc ‘A’ †	60,700	531,732
UST Inc	32,600	2,261,788
Walgreen Co	212,600	5,244,842
Wal-Mart Stores Inc	482,700	27,060,162
Whole Foods Market Inc †	31,900	301,136

		218,102,014

Energy - 13.0%

Anadarko Petroleum Corp	100,676	3,881,060
Apache Corp	71,844	5,354,533
Baker Hughes Inc	66,300	2,126,241
BJ Services Co	63,200	737,544
Cabot Oil & Gas Corp †	21,400	556,400
Cameron International Corp * †	46,800	959,400

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Chesapeake Energy Corp †	113,500	$1,835,295
Chevron Corp	438,634	32,445,757
ConocoPhillips	322,939	16,728,240
CONSOL Energy Inc †	39,400	1,126,052
Devon Energy Corp	94,992	6,241,924
El Paso Corp †	150,725	1,180,177
ENSCO International Inc †	30,800	874,412
EOG Resources Inc	53,500	3,562,030
Exxon Mobil Corp	1,098,178	87,667,550
Halliburton Co	189,400	3,443,292
Hess Corp	60,700	3,255,948
Marathon Oil Corp	151,618	4,148,268
Massey Energy Co	17,900	246,841
Murphy Oil Corp	40,900	1,813,915
Nabors Industries Ltd * † (Bermuda)	60,238	721,049
National Oilwell Varco Inc *	89,528	2,188,064
Noble Corp † (Cayman)	57,800	1,276,802
Noble Energy Inc †	37,100	1,826,062
Occidental Petroleum Corp	175,600	10,534,244
Peabody Energy Corp †	58,500	1,330,875
Pioneer Natural Resources Co †	26,600	430,388
Range Resources Corp	33,200	1,141,748
Rowan Cos Inc †	24,300	386,370
Schlumberger Ltd (Netherlands)	258,200	10,929,606
Smith International Inc	46,400	1,062,096
Southwestern Energy Co *	73,800	2,137,986
Spectra Energy Corp †	132,136	2,079,821
Sunoco Inc †	25,114	1,091,454
Tesoro Corp †	29,600	389,832
The Williams Cos Inc	123,900	1,794,072
Valero Energy Corp	112,400	2,432,336
Weatherford International Ltd * (Bermuda)	146,300	1,582,966
XTO Energy Inc	122,875	4,333,801

		225,854,451

Financials - 12.9%

Aflac Inc	102,400	4,694,016
American Capital Ltd †	43,200	139,968
American Express Co	249,200	4,622,660
American International Group Inc †	560,542	880,051
Ameriprise Financial Inc	46,640	1,089,510
Aon Corp	59,725	2,728,238
Apartment Investment & Management Co ‘A’ REIT †	21,142	244,190
Assurant Inc	23,500	705,000
AvalonBay Communities Inc REIT †	16,600	1,005,628
Bank of America Corp	1,083,257	15,252,259
BB&T Corp †	118,119	3,243,548
Boston Properties Inc REIT †	25,800	1,419,000
Capital One Financial Corp †	82,800	2,640,492
CB Richard Ellis Group Inc ‘A’ * †	38,500	166,320
Cincinnati Financial Corp	32,487	944,397
CIT Group Inc	78,360	355,754
Citigroup Inc	1,176,619	7,895,113
CME Group Inc	14,422	3,001,362
Comerica Inc	34,650	687,802
Developers Diversified Realty Corp REIT †	26,500	129,320
Discover Financial Services	104,901	999,707
E*TRADE FINANCIAL Corp * †	105,100	120,865
Equity Residential REIT	58,200	1,735,524
Federated Investors Inc ‘B’	19,600	332,416
Fifth Third Bancorp †	120,943	998,989
First Horizon National Corp	44,395	469,253
Franklin Resources Inc	32,700	2,085,606
Genworth Financial Inc ‘A’	95,100	269,133
HCP Inc REIT	52,300	1,452,371
Host Hotels & Resorts Inc REIT †	111,700	845,569
Hudson City Bancorp Inc	111,700	1,782,732
Huntington Bancshares Inc †	81,923	627,530
IntercontinentalExchange Inc *	15,600	1,286,064
Invesco Ltd (Bermuda)	84,800	1,224,512
Janus Capital Group Inc	32,700	262,581
JPMorgan Chase & Co	805,850	25,408,450
KeyCorp	106,300	905,676
Kimco Realty Corp REIT †	48,800	892,064
Legg Mason Inc †	29,600	648,536
Leucadia National Corp *	36,400	720,720
Lincoln National Corp	55,182	1,039,629
Loews Corp	76,100	2,149,825
M&T Bank Corp †	16,600	953,006
Marsh & McLennan Cos Inc	110,200	2,674,554
Marshall & Ilsley Corp	57,798	788,365
MBIA Inc * †	47,400	192,918
Merrill Lynch & Co Inc	345,531	4,021,981
MetLife Inc	169,700	5,915,742
Moody’s Corp †	42,400	851,816
Morgan Stanley	232,503	3,729,348
National City Corp	422,900	765,449
Northern Trust Corp	46,800	2,440,152
NYSE Euronext	57,200	1,566,136
People’s United Financial Inc	74,600	1,330,118
Plum Creek Timber Co Inc REIT †	36,800	1,278,432
Principal Financial Group Inc	55,700	1,257,149
ProLogis REIT	56,400	783,396
Prudential Financial Inc	89,800	2,717,348
Public Storage REIT	26,900	2,138,550
Regions Financial Corp	149,379	1,189,057
Simon Property Group Inc REIT	48,400	2,571,492
SLM Corp *	100,400	893,560
Sovereign Bancorp Inc * †	110,295	328,679
State Street Corp	92,700	3,645,891
SunTrust Banks Inc	76,000	2,245,040
T. Rowe Price Group Inc †	55,600	1,970,464
The Allstate Corp	116,378	3,812,543
The Bank of New York Mellon Corp	246,289	6,977,367
The Charles Schwab Corp	200,500	3,242,085
The Chubb Corp	77,500	3,952,500
The Goldman Sachs Group Inc	95,480	8,057,557
The Hartford Financial Services Group Inc	64,800	1,064,016
The NASDAQ OMX Group Inc *	29,200	721,532
The PNC Financial Services Group Inc	75,100	3,679,900
The Progressive Corp	145,200	2,150,412
The Travelers Cos Inc	126,942	5,737,778
Torchmark Corp	19,900	889,530
U.S. Bancorp	378,799	9,473,763
Unum Group	74,305	1,382,073
Vornado Realty Trust REIT	29,400	1,774,290
Wachovia Corp	466,723	2,585,645
Wells Fargo & Co	818,210	24,120,831
XL Capital Ltd ‘A’ (Cayman)	69,100	255,670
Zions Bancorp †	24,600	602,946

		224,831,461

Health Care - 14.4%

Abbott Laboratories	335,000	17,878,950
Aetna Inc	101,356	2,888,646
Allergan Inc	66,100	2,665,152
AmerisourceBergen Corp	34,100	1,216,006
Amgen Inc *	228,740	13,209,735
Baxter International Inc	134,900	7,229,291
Becton Dickinson & Co	52,400	3,583,636
Biogen Idec Inc *	62,430	2,973,541
Boston Scientific Corp *	321,589	2,489,099
Bristol-Myers Squibb Co	427,400	9,937,050
C.R. Bard Inc	21,400	1,803,164
Cardinal Health Inc	77,175	2,660,222
Celgene Corp *	97,800	5,406,384
Cephalon Inc * †	14,100	1,086,264

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
CIGNA Corp	57,800	$973,930
Coventry Health Care Inc *	33,800	502,944
Covidien Ltd (Bermuda)	107,895	3,910,115
DaVita Inc *	22,400	1,110,368
DENTSPLY International Inc †	32,900	929,096
Eli Lilly & Co	216,000	8,698,320
Express Scripts Inc *	53,000	2,913,940
Forest Laboratories Inc *	67,000	1,706,490
Genzyme Corp *	57,700	3,829,549
Gilead Sciences Inc *	198,600	10,156,404
Hospira Inc *	32,060	859,849
Humana Inc *	36,300	1,353,264
IMS Health Inc	40,490	613,828
Intuitive Surgical Inc *	8,348	1,060,113
Johnson & Johnson	599,022	35,839,486
King Pharmaceuticals Inc * †	48,233	512,234
Laboratory Corp of America Holdings * †	23,900	1,539,399
Life Technologies Corp * †	38,169	889,719
McKesson Corp	59,339	2,298,199
Medco Health Solutions Inc *	108,670	4,554,360
Medtronic Inc	242,500	7,619,350
Merck & Co Inc	456,400	13,874,560
Millipore Corp * †	12,352	636,375
Mylan Inc * †	65,450	647,300
Patterson Cos Inc *	22,700	425,625
PerkinElmer Inc	26,400	367,224
Pfizer Inc	1,455,797	25,782,165
Quest Diagnostics Inc	34,700	1,801,277
Schering-Plough Corp	349,400	5,950,282
St. Jude Medical Inc *	73,424	2,420,055
Stryker Corp	52,100	2,081,395
Tenet Healthcare Corp * †	102,250	117,588
Thermo Fisher Scientific Inc * †	90,100	3,069,707
UnitedHealth Group Inc	261,704	6,961,326
Varian Medical Systems Inc *	27,700	970,608
Waters Corp * †	21,300	780,645
Watson Pharmaceuticals Inc *	21,200	563,284
WellPoint Inc *	109,936	4,631,604
Wyeth	287,500	10,784,125
Zimmer Holdings Inc *	48,430	1,957,541

		250,720,783

Industrials - 10.8%

3M Co	149,600	8,607,984
Avery Dennison Corp †	23,800	778,974
Burlington Northern Santa Fe Corp	60,710	4,596,354
C.H. Robinson Worldwide Inc †	36,500	2,008,595
Caterpillar Inc	128,700	5,749,029
Cintas Corp	29,200	678,316
Cooper Industries Ltd ‘A’ (Bermuda)	38,400	1,122,432
CSX Corp	87,500	2,841,125
Cummins Inc	43,600	1,165,428
Danaher Corp †	54,800	3,102,228
Deere & Co	91,800	3,517,776
Dover Corp	41,700	1,372,764
Eaton Corp	35,760	1,777,630
Emerson Electric Co	166,800	6,106,548
Equifax Inc	25,100	665,652
Expeditors International of Washington Inc	45,800	1,523,766
Fastenal Co †	27,800	968,830
FedEx Corp	66,888	4,290,865
Flowserve Corp	12,300	633,450
Fluor Corp	38,500	1,727,495
General Dynamics Corp	85,380	4,917,034
General Electric Co	2,267,600	36,735,120
Goodrich Corp	27,600	1,021,752
Honeywell International Inc	158,175	5,192,885
Illinois Tool Works Inc	86,000	3,014,300
Ingersoll-Rand Co Ltd ‘A’ † (Bermuda)	66,773	1,158,512
ITT Corp	39,100	1,798,209
Jacobs Engineering Group Inc * †	26,300	1,265,030
L-3 Communications Holdings Inc	26,076	1,923,887
Lockheed Martin Corp	71,542	6,015,251
Masco Corp	77,400	861,462
Monster Worldwide Inc *	28,000	338,520
Norfolk Southern Corp	80,600	3,792,230
Northrop Grumman Corp	72,520	3,266,301
PACCAR Inc †	78,070	2,232,802
Pall Corp	26,666	758,114
Parker-Hannifin Corp	36,062	1,534,077
Pitney Bowes Inc	42,600	1,085,448
Precision Castparts Corp	30,000	1,784,400
Raytheon Co	89,600	4,573,184
Republic Services Inc	71,700	1,777,443
Robert Half International Inc †	31,000	645,420
Rockwell Automation Inc	32,400	1,044,576
Rockwell Collins Inc †	35,400	1,383,786
RR Donnelley & Sons Co	43,300	588,014
Ryder System Inc †	12,800	496,384
Southwest Airlines Co	157,730	1,359,633
Stericycle Inc *	18,400	958,272
Textron Inc	54,000	748,980
The Boeing Co	156,361	6,671,924
The Dun & Bradstreet Corp	12,100	934,120
The Manitowoc Co Inc	28,700	248,542
Tyco International Ltd (Bermuda)	102,095	2,205,252
Union Pacific Corp	109,400	5,229,320
United Parcel Service Inc ‘B’ †	216,500	11,942,140
United Technologies Corp	205,200	10,998,720
W.W. Grainger Inc †	13,900	1,095,876
Waste Management Inc	105,460	3,494,944

		188,327,105

Information Technology - 15.0%

Adobe Systems Inc *	114,000	2,427,060
Advanced Micro Devices Inc * †	134,600	290,736
Affiliated Computer Services Inc ‘A’ * †	21,300	978,735
Agilent Technologies Inc *	76,732	1,199,321
Akamai Technologies Inc * †	38,000	573,420
Altera Corp †	64,700	1,081,137
Amphenol Corp ‘A’	39,200	940,016
Analog Devices Inc	62,400	1,186,848
Apple Inc *	191,900	16,378,665
Applied Materials Inc	288,400	2,921,492
Autodesk Inc * †	48,340	949,881
Automatic Data Processing Inc †	109,400	4,303,796
BMC Software Inc *	42,200	1,135,602
Broadcom Corp ‘A’ * †	94,864	1,609,842
CA Inc	81,573	1,511,548
Ciena Corp * †	21,471	143,856
Cisco Systems Inc *	1,264,116	20,605,091
Citrix Systems Inc *	39,200	923,944
Cognizant Technology Solutions Corp ‘A’ *	62,700	1,132,362
Computer Sciences Corp *	30,700	1,078,798
Compuware Corp *	51,600	348,300
Convergys Corp * †	24,289	155,692
Corning Inc	339,191	3,232,490
Dell Inc *	374,600	3,835,904
eBay Inc *	234,800	3,277,808
Electronic Arts Inc * †	68,500	1,098,740
EMC Corp * †	445,050	4,659,674
Fidelity National Information Services Inc †	37,800	615,006
Fiserv Inc *	35,250	1,282,042
FLIR Systems Inc *	30,100	923,468
Google Inc ‘A’ *	51,650	15,890,122
Harris Corp †	27,500	1,046,375
Hewlett-Packard Co	528,773	19,189,172
Intel Corp	1,207,120	17,696,379

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
International Business Machines Corp	290,081	$24,413,217
Intuit Inc *	69,000	1,641,510
Jabil Circuit Inc	47,000	317,250
JDS Uniphase Corp * †	50,586	184,639
Juniper Networks Inc *	116,000	2,031,160
KLA-Tencor Corp	37,200	810,588
Lexmark International Inc ‘A’ * †	19,200	516,480
Linear Technology Corp †	47,600	1,052,912
LSI Corp * †	142,200	467,838
MasterCard Inc ‘A’ †	15,549	2,222,419
McAfee Inc *	33,800	1,168,466
MEMC Electronic Materials Inc *	48,600	694,008
Microchip Technology Inc †	39,600	773,388
Micron Technology Inc * †	167,400	441,936
Microsoft Corp	1,651,672	32,108,504
Molex Inc	27,700	401,373
Motorola Inc	486,902	2,156,976
National Semiconductor Corp †	41,900	421,933
NetApp Inc * †	70,409	983,614
Novell Inc *	64,500	250,905
Novellus Systems Inc * †	22,900	282,586
NVIDIA Corp * †	119,600	965,172
Oracle Corp *	845,736	14,994,899
Paychex Inc †	69,000	1,813,320
QLogic Corp * †	30,300	407,232
QUALCOMM Inc	357,400	12,805,642
salesforce.com inc * †	22,400	717,024
SanDisk Corp * †	49,900	479,040
Seagate Technology LLC — Escrow Shares * + җ (Cayman)	47,800	4,780
Sun Microsystems Inc * †	172,225	657,900
Symantec Corp * †	180,335	2,438,129
Tellabs Inc *	91,500	376,980
Teradata Corp *	35,700	529,431
Teradyne Inc *	39,300	165,846
Texas Instruments Inc	281,770	4,373,070
The Western Union Co	156,737	2,247,609
Total System Services Inc	39,400	551,600
Tyco Electronics Ltd (Bermuda)	102,395	1,659,823
VeriSign Inc * †	41,500	791,820
Xerox Corp	187,500	1,494,375
Xilinx Inc †	59,400	1,058,508
Yahoo! Inc *	297,808	3,633,258

		260,130,482

Materials - 2.9%

Air Products & Chemicals Inc	45,500	2,287,285
AK Steel Holding Corp †	24,100	224,612
Alcoa Inc	174,872	1,969,059
Allegheny Technologies Inc †	22,202	566,817
Ball Corp	21,700	902,503
Bemis Co Inc	18,500	438,080
CF Industries Holdings Inc	12,100	594,836
E.I. du Pont de Nemours & Co	193,882	4,905,215
Eastman Chemical Co †	16,925	536,692
Ecolab Inc	35,880	1,261,182
Freeport-McMoRan Copper & Gold Inc †	82,523	2,016,862
International Flavors & Fragrances Inc	15,500	460,660
International Paper Co †	91,927	1,084,739
MeadWestvaco Corp †	32,927	368,453
Monsanto Co	118,298	8,322,264
Newmont Mining Corp	98,122	3,993,565
Nucor Corp	68,000	3,141,600
Owens-Illinois Inc *	36,200	989,346
Pactiv Corp *	28,100	699,128
PPG Industries Inc	36,000	1,527,480
Praxair Inc	67,700	4,018,672
Rohm & Haas Co	27,698	1,711,459
Sealed Air Corp	31,820	475,391
Sigma-Aldrich Corp †	27,100	1,144,704
The Dow Chemical Co	198,785	2,999,666
Titanium Metals Corp †	17,800	156,818
United States Steel Corp †	25,260	939,672
Vulcan Materials Co †	23,600	1,642,088
Weyerhaeuser Co	45,400	1,389,694

		50,768,542

Telecommunication Services - 3.8%

American Tower Corp ‘A’ *	84,700	2,483,404
AT&T Inc	1,272,279	36,259,952
CenturyTel Inc †	23,750	649,088
Embarq Corp †	32,591	1,171,972
Frontier Communications Corp †	72,900	637,146
Qwest Communications International Inc †	319,092	1,161,495
Sprint Nextel Corp *	613,527	1,122,754
Verizon Communications Inc	613,254	20,789,311
Windstream Corp	99,286	913,431

		65,188,553

Utilities - 4.1%

Allegheny Energy Inc †	37,100	1,256,206
Ameren Corp	43,100	1,433,506
American Electric Power Co Inc	86,460	2,877,389
CenterPoint Energy Inc	73,129	922,888
CMS Energy Corp †	50,800	513,588
Consolidated Edison Inc †	58,700	2,285,191
Constellation Energy Group Inc	39,350	987,292
Dominion Resources Inc †	124,670	4,468,173
DTE Energy Co	34,400	1,227,048
Duke Energy Corp	274,672	4,122,827
Dynegy Inc ‘A’ * †	98,500	197,000
Edison International	70,000	2,248,400
Entergy Corp	41,200	3,424,956
Equitable Resources Inc	28,800	966,240
Exelon Corp	142,424	7,920,199
FirstEnergy Corp	65,580	3,185,876
FPL Group Inc	87,800	4,418,974
Integrys Energy Group Inc	17,320	744,414
Nicor Inc †	10,700	371,718
NiSource Inc	61,273	672,165
Pepco Holdings Inc	44,900	797,424
PG&E Corp †	75,600	2,926,476
Pinnacle West Capital Corp	18,900	607,257
PPL Corp	80,532	2,471,527
Progress Energy Inc	56,600	2,255,510
Public Service Enterprise Group Inc	109,300	3,188,281
Questar Corp	38,000	1,242,220
SCANA Corp	25,500	907,800
Sempra Energy	52,958	2,257,600
Southern Co †	167,800	6,208,600
TECO Energy Inc †	45,100	556,985
The AES Corp * †	144,582	1,191,356
Wisconsin Energy Corp	25,900	1,087,282
Xcel Energy Inc †	92,079	1,708,065

		71,650,433

Total Common Stocks (Cost $2,386,855,156)		1,698,044,666

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 2.3%

Time Deposit - 2.3%

State Street Bank & Trust Co 0.050% due 01/02/09	$40,754,000	$40,754,000

Total Short-Term Investment (Cost $40,754,000)		40,754,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.0% (Cost $2,427,609,156)		1,738,798,666

	Shares

SECURITIES LENDING COLLATERAL - 6.0%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	107,217,288	103,893,553
The Mellon GSL Reinvestment Trust II 0.000% + ¤	3,027,858	78,724

Total Securities Lending Collateral (Cost $110,245,146)		103,972,277

TOTAL INVESTMENTS - 106.0% (Cost $2,537,854,302)		1,842,770,943

OTHER ASSETS & LIABILITIES, NET — (6.0%)		(103,886,434)

NET ASSETS - 100.0%		$1,738,884,509

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	15.0%
Health Care	14.4%
Energy	13.0%
Financials	12.9%
Consumer Staples	12.6%
Industrials	10.8%
Short-Term Investment & Securities Lending Collateral	8.3%
Consumer Discretionary	8.2%
Utilities	4.1%
Telecommunication Services	3.8%
Materials	2.9%

106.0%
Other Assets & Liabilities, Net	(6.0%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $103,977,057 or 6.0% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $78,724 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	The amount of $4,527,300 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 (03/09)	172	$37,812,884	$890,754

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

GreenHunter Energy Inc Exp. 09/15/11 * җ	209	$—

Total Rights (Cost $0)		—

COMMON STOCKS - 99.0%

Consumer Discretionary - 10.8%

1-800-FLOWERS.COM Inc ‘A’ *	13,805	52,735
99 Cents Only Stores * †	24,951	272,714
Aaron Rents Inc † ‡	24,609	655,092
Aeropostale Inc * †	36,535	588,214
AFC Enterprises Inc * †	13,250	62,142
AH Belo Corp ‘A’ †	9,886	21,551
Ambassadors Group Inc †	11,462	105,450
American Apparel Inc * †	20,500	40,795
American Axle & Manufacturing Holdings Inc †	24,250	70,082
American Greetings Corp ‘A’	26,512	200,696
American Public Education Inc *	6,429	239,095
America’s Car-Mart Inc *	4,600	63,526
Amerigon Inc *	11,990	39,087
Ameristar Casinos Inc †	12,968	112,044
Arbitron Inc	14,483	192,334
ArvinMeritor Inc †	42,226	120,344
Asbury Automotive Group Inc †	18,942	86,565
Audiovox Corp ‘A’ *	8,612	43,146
Bally Technologies Inc * †	30,620	735,799
Beazer Homes USA Inc * †	21,459	33,905
bebe Stores Inc †	21,007	156,922
Belo Corp ‘A’ †	52,130	81,323
Bidz.com Inc * †	4,300	19,780
Big 5 Sporting Goods Corp †	12,742	66,386
BJ’s Restaurants Inc *	9,625	103,661
Blockbuster Inc ‘A’ * †	104,312	129,347
Blue Nile Inc * †	7,479	183,161
Bluegreen Corp * †	7,188	22,498
Blyth Inc †	13,705	107,447
Bob Evans Farms Inc †	17,991	367,556
Borders Group Inc * †	34,045	13,618
Brookfield Homes Corp †	5,791	25,017
Brown Shoe Co Inc †	23,875	202,221
Brunswick Corp †	45,300	190,713
Buffalo Wild Wings Inc * †	9,360	240,084
Build-A-Bear Workshop Inc * †	8,944	43,468
Cabela’s Inc * †	20,241	118,005
Cache Inc *	6,365	12,857
California Pizza Kitchen Inc *	10,547	113,064
Callaway Golf Co †	37,203	345,616
Capella Education Co * †	7,712	453,157
Carter’s Inc * †	30,770	592,630
Casual Male Retail Group Inc * †	18,529	9,635
Cavco Industries Inc * †	4,000	107,560
CEC Entertainment Inc * †	11,428	277,129
Champion Enterprises Inc * †	43,775	24,514
Charlotte Russe Holding Inc * †	11,791	76,524
Charming Shoppes Inc * †	63,762	155,579
Charter Communications Inc ‘A’ * †	229,727	18,792
Cherokee Inc †	4,246	73,668
Chico’s FAS Inc * †	101,100	422,598
Christopher & Banks Corp †	19,871	111,278
Churchill Downs Inc †	4,948	199,998
Cinemark Holdings Inc	14,963	111,175
Citadel Broadcasting Corp * †	100,954	16,153
Citi Trends Inc *	8,013	117,951
CKE Restaurants Inc	28,719	249,281
CKX Inc * †	28,919	106,133
Coinstar Inc *	15,765	307,575
Coldwater Creek Inc * †	33,900	96,615
Collective Brands Inc *	35,387	414,736
Columbia Sportswear Co †	6,394	226,156
Conn’s Inc * †	5,550	47,064
Cooper Tire & Rubber Co †	32,939	202,904
Core-Mark Holding Co Inc *	4,703	101,209
Corinthian Colleges Inc * †	47,946	784,876
Cox Radio Inc ‘A’ * †	13,414	80,618
Cracker Barrel Old Country Store Inc	11,557	237,959
Crocs Inc * †	48,000	59,520
Crown Media Holdings Inc ‘A’ * †	8,279	23,595
CSS Industries Inc †	4,421	78,429
Cumulus Media Inc ‘A’ * †	18,736	46,653
Dana Holding Corp * †	54,700	40,478
Deckers Outdoor Corp * † ‡	7,059	563,802
Denny’s Corp * †	53,454	106,373
Dillard’s Inc ‘A’ †	32,900	130,613
DineEquity Inc †	8,843	102,225
Dolan Media Co * †	12,119	79,864
Domino’s Pizza Inc * †	22,068	103,940
Dorman Products Inc *	5,500	72,600
Dover Downs Gaming & Entertainment Inc †	7,821	24,871
Dover Motorsports Inc †	10,700	13,910
Drew Industries Inc * †	11,709	140,508
drugstore.com inc *	52,000	64,480
DSW Inc ‘A’ * †	7,012	87,370
Einstein Noah Restaurant Group Inc *	1,900	10,925
Entercom Communications Corp ‘A’ †	10,615	12,950
Entravision Communications Corp ‘A’ * †	33,501	52,262
Ethan Allen Interiors Inc †	12,795	183,864
Exide Technologies * †	41,958	221,958
FGX International Holdings Ltd * (United Kingdom)	6,653	91,412
Fisher Communications Inc †	3,603	74,366
Fleetwood Enterprises Inc * †	36,159	3,616
Fossil Inc * †	25,287	422,293
Fred’s Inc ‘A’ †	22,154	238,377
Fuel Systems Solutions Inc * †	7,100	232,596
Fuqi International Inc *	6,500	40,690
Furniture Brands International Inc †	24,002	53,044
Gaiam Inc ‘A’ *	9,978	46,098
Gaylord Entertainment Co * †	23,413	253,797
Genesco Inc * †	10,878	184,056
G-III Apparel Group Ltd * †	7,374	47,120
Global Sources Ltd * (Bermuda)	7,447	40,586
Global Traffic Network Inc *	7,700	44,968
Grand Canyon Education Inc * †	4,600	86,388
Gray Television Inc †	21,475	8,590
Great Wolf Resorts Inc *	15,140	23,316
Group 1 Automotive Inc †	11,884	127,991
Harte-Hanks Inc †	22,000	137,280
Haverty Furniture Cos Inc †	8,301	77,448
Hayes Lemmerz International Inc (XNMS) * †	56,895	25,603
Helen of Troy Ltd * (Bermuda)	17,041	295,832
hhgregg Inc * †	5,413	46,985
Hibbett Sports Inc * †	15,069	236,734
Hooker Furniture Corp †	5,800	44,428
Hot Topic Inc * †	22,699	210,420
Hovnanian Enterprises Inc ‘A’ * †	26,104	44,899
Iconix Brand Group Inc * †	33,210	324,794
Interactive Data Corp	20,311	500,869
iRobot Corp *	10,881	98,255
Isle of Capri Casinos Inc *	9,544	30,541
J.Crew Group Inc * †	22,882	279,160

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Jack in the Box Inc * †	33,171	$732,747
Jackson Hewitt Tax Service Inc †	15,582	244,482
Jakks Pacific Inc * †	15,437	318,465
Jo-Ann Stores Inc * †	14,099	218,394
Jos. A. Bank Clothiers Inc * †	9,676	253,027
Journal Communications Inc ‘A’	23,028	56,419
K12 Inc *	3,176	60,566
Kenneth Cole Productions Inc ‘A’ †	5,054	35,782
Knology Inc *	15,456	79,753
Krispy Kreme Doughnuts Inc * †	33,164	55,716
K-Swiss Inc ‘A’ †	14,258	162,541
Landry’s Restaurants Inc †	7,211	83,648
La-Z-Boy Inc †	26,553	57,620
LeapFrog Enterprises Inc * †	18,565	64,978
Lear Corp * †	28,138	39,675
Learning Tree International Inc *	5,600	47,712
Lee Enterprises Inc †	25,523	10,464
Libbey Inc	8,185	10,231
Life Time Fitness Inc * †	19,969	258,599
LIN TV Corp ‘A’ * †	15,086	16,444
Lincoln Educational Services Corp *	1,300	17,225
Live Nation Inc * †	42,625	244,668
Lodgian Inc * †	8,743	18,623
Luby’s Inc *	14,100	59,079
Lululemon Athletica Inc *	10,453	82,892
Lumber Liquidators Inc *	6,000	63,360
M/I Homes Inc †	7,887	83,129
Maidenform Brands Inc *	11,790	119,668
Marcus Corp	10,857	176,209
Marine Products Corp †	5,682	31,933
MarineMax Inc * †	9,184	31,134
Martha Stewart Living Omnimedia Inc ‘A’ * †	12,428	32,313
Marvel Entertainment Inc * †	27,331	840,428
Matthews International Corp ‘A’ †	17,407	638,489
McClatchy Co ‘A’ †	29,700	23,760
Media General Inc ‘A’ †	12,240	21,420
Mediacom Communications Corp ‘A’ * †	24,598	105,771
Meritage Homes Corp *	17,253	209,969
Midas Inc *	7,794	81,759
Modine Manufacturing Co	16,829	81,957
Monarch Casino & Resort Inc * †	5,766	67,174
Monro Muffler Brake Inc †	9,105	232,178
Morgans Hotel Group Co * †	16,064	74,858
Movado Group Inc †	8,827	82,886
National CineMedia Inc	22,845	231,648
National Presto Industries Inc	2,487	191,499
Nautilus Inc * †	16,683	36,869
Netflix Inc * †	22,695	678,354
New York & Co Inc * †	11,266	26,137
NutriSystem Inc †	17,800	259,702
O’Charley’s Inc †	11,386	22,772
Orbitz Worldwide Inc *	17,439	67,663
Outdoor Channel Holdings Inc *	10,200	76,398
Overstock.com Inc * †	8,644	93,182
Oxford Industries Inc †	6,205	54,418
P.F. Chang’s China Bistro Inc * †	12,801	268,053
Pacific Sunwear of California Inc * †	30,219	48,048
Palm Harbor Homes Inc * †	5,018	24,990
Papa John’s International Inc *	12,335	227,334
Peet’s Coffee & Tea Inc *	7,906	183,814
Perry Ellis International Inc * †	6,327	40,113
PetMed Express Inc * †	13,361	235,554
Pier 1 Imports Inc * †	50,097	18,536
Pinnacle Entertainment Inc * †	33,717	258,947
Playboy Enterprises Inc ‘B’ * †	12,007	25,935
Polaris Industries Inc †	17,890	512,548
Pool Corp †	27,400	492,378
Pre-Paid Legal Services Inc * †	4,607	171,795
Primedia Inc †	15,516	33,670
Quantum Fuel Systems Technologies Worldwide Inc * †	43,300	36,805
Quiksilver Inc *	71,980	132,443
R.H. Donnelley Corp * †	41,900	15,084
Raser Technologies Inc * †	24,544	91,549
RC2 Corp * †	9,906	105,697
RCN Corp *	22,174	130,827
Red Robin Gourmet Burgers Inc * †	7,847	132,065
Regis Corp †	24,227	352,018
Rent-A-Center Inc * †	37,921	669,306
Retail Ventures Inc *	14,187	49,229
Rex Stores Corp *	5,800	46,806
RHI Entertainment Inc *	6,500	52,780
Rick’s Cabaret International Inc *	1,800	7,182
Riviera Holdings Corp * †	5,649	16,947
Ruby Tuesday Inc * †	29,758	46,422
Russ Berrie & Co Inc *	8,530	25,334
Ruth’s Hospitality Group Inc *	6,854	9,459
Sally Beauty Holdings Inc * †	50,408	286,822
Scholastic Corp †	13,863	188,260
Sealy Corp †	22,940	57,579
Shoe Carnival Inc *	4,997	47,721
Shuffle Master Inc *	26,969	133,766
Shutterfly Inc *	11,806	82,524
Sinclair Broadcast Group Inc ‘A’ †	28,729	89,060
Six Flags Inc * †	40,986	12,480
Skechers U.S.A. Inc ‘A’ *	19,060	244,349
Skyline Corp †	3,899	77,941
Smith & Wesson Holding Corp * †	17,513	39,755
Sonic Automotive Inc ‘A’ †	12,817	51,012
Sonic Corp * †	32,878	400,125
Sotheby’s †	38,299	340,478
Spartan Motors Inc †	15,119	71,513
Speedway Motorsports Inc	7,143	115,074
Stage Stores Inc †	21,099	174,067
Stamps.com Inc * †	6,854	67,375
Standard Pacific Corp * †	62,113	110,561
Stein Mart Inc * †	14,221	16,070
Steiner Leisure Ltd * (Bahamas)	8,563	252,780
Steinway Musical Instruments Inc *	4,117	72,089
Steven Madden Ltd *	10,413	222,005
Stewart Enterprises Inc ‘A’ †	48,030	144,570
Stoneridge Inc *	7,282	33,206
Superior Industries International Inc †	12,612	132,678
Syms Corp * †	3,300	29,304
Systemax Inc †	5,445	58,643
Tempur-Pedic International Inc †	40,645	288,173
Tenneco Inc *	26,945	79,488
Texas Roadhouse Inc ‘A’ * †	28,818	223,340
The Buckle Inc †	12,304	268,473
The Cato Corp ‘A’	15,579	235,243
The Cheesecake Factory Inc * †	31,700	320,170
The Children’s Place Retail Stores Inc * †	12,539	271,846
The Dress Barn Inc *	25,330	272,044
The Finish Line Inc ‘A’ †	25,217	141,215
The Gymboree Corp * †	15,303	399,255
The Men’s Wearhouse Inc †	29,474	399,078
The Pep Boys-Manny, Moe & Jack †	23,737	98,034
The Princeton Review Inc *	9,000	44,370
The Ryland Group Inc †	22,900	404,643
The Steak n Shake Co * †	14,596	86,846
The Talbots Inc	13,088	31,280
The Timberland Co ‘A’ * †	26,520	306,306
The Warnaco Group Inc * †	24,850	487,806
The Wet Seal Inc ‘A’ *	53,960	160,261
thinkorswim Group Inc *	29,330	164,835
Town Sports International Holdings Inc *	9,334	29,775
Tractor Supply Co * †	18,100	654,134
True Religion Apparel Inc *	9,155	113,888

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Tuesday Morning Corp * †	16,891	$27,532
Tupperware Brands Corp †	33,730	765,671
Tween Brands Inc * †	12,270	53,006
Ulta Salon Cosmetics & Fragrance Inc * †	10,900	90,252
Under Armour Inc ‘A’ * †	18,300	436,272
Unifi Inc *	28,300	79,806
UniFirst Corp	7,844	232,888
Universal Electronics Inc * †	7,995	129,679
Universal Technical Institute Inc * †	11,203	192,356
Vail Resorts Inc * †	17,015	452,599
Valassis Communications Inc * †	27,061	35,721
Value Line Inc	400	13,808
Visteon Corp * †	73,702	25,059
Volcom Inc * †	10,611	115,660
Wendy’s/Arby’s Group Inc ‘A’	222,904	1,101,146
Weyco Group Inc †	3,801	125,623
Winnebago Industries Inc †	15,660	94,430
WMS Industries Inc * †	24,450	657,705
Wolverine World Wide Inc †	27,994	588,994
Wonder Auto Technology Inc *	9,500	37,240
World Wrestling Entertainment Inc ‘A’ †	11,870	131,520
Zale Corp *	17,582	58,548
Zumiez Inc * †	11,552	86,062

		45,487,611

Consumer Staples - 3.8%

AgFeed Industries Inc * †	11,900	19,159
Alico Inc †	1,849	75,791
Alliance One International Inc * †	53,976	158,689
American Dairy Inc * †	3,967	59,664
American Oriental Bioengineering Inc * †	35,800	243,082
Arden Group Inc ‘A’ †	582	73,332
B&G Foods Inc ‘A’	12,600	68,040
Calavo Growers Inc	6,700	77,050
Cal-Maine Foods Inc †	6,765	194,156
Casey’s General Stores Inc	27,617	628,839
Central Garden & Pet Co ‘A’ *	36,225	213,728
Chattem Inc * †	9,302	665,372
China Sky One Medical Inc * †	3,800	60,762
Chiquita Brands International Inc * †	24,978	369,175
Coca-Cola Bottling Co Consolidated	2,051	94,264
Darling International Inc *	46,581	255,730
Diamond Foods Inc †	8,300	167,245
Elizabeth Arden Inc * †	13,709	172,870
Farmer Bros. Co †	3,455	86,168
Flowers Foods Inc †	42,172	1,027,310
Fresh Del Monte Produce Inc * (Cayman)	23,832	534,313
Green Mountain Coffee Roasters Inc * †	9,729	376,512
Griffin Land & Nurseries Inc	1,700	62,662
HQ Sustainable Maritime Industries Inc *	4,500	35,235
Imperial Sugar Co	6,628	95,046
Ingles Markets Inc ‘A’	7,061	124,203
Inter Parfums Inc †	6,619	50,834
J&J Snack Foods Corp †	7,284	261,350
Lancaster Colony Corp †	11,468	393,352
Lance Inc †	15,599	357,841
Lifeway Foods Inc * †	2,200	19,756
Mannatech Inc †	8,826	21,624
Nash Finch Co †	7,133	320,200
National Beverage Corp *	5,252	47,268
Nu Skin Enterprises Inc ‘A’	27,903	291,028
Omega Protein Corp *	11,000	44,110
Prestige Brands Holdings Inc * †	17,386	183,422
PriceSmart Inc	7,367	152,202
Ralcorp Holdings Inc * †	30,970	1,808,648
Reddy Ice Holdings Inc †	10,087	14,525
Ruddick Corp †	23,482	649,277
Sanderson Farms Inc †	10,874	375,805
Schiff Nutrition International Inc *	7,100	42,387
Smart Balance Inc *	36,000	244,800
Spartan Stores Inc †	11,917	277,070
Star Scientific Inc * †	34,100	130,603
Susser Holdings Corp *	5,100	67,779
Synutra International Inc * †	5,616	61,888
The Andersons Inc †	10,580	174,358
The Boston Beer Co Inc ‘A’ * †	5,033	142,937
The Great Atlantic & Pacific Tea Co Inc * †	19,619	123,011
The Hain Celestial Group Inc * †	23,256	443,957
The Pantry Inc * †	11,740	251,823
Tootsie Roll Industries Inc †	13,766	352,547
TreeHouse Foods Inc * †	16,706	455,071
United Natural Foods Inc * †	24,556	437,588
Universal Corp †	14,364	429,053
USANA Health Sciences Inc * †	4,027	137,884
Vector Group Ltd †	18,518	252,215
Village Super Market ‘A’ †	1,572	90,217
WD-40 Co †	9,227	261,032
Weis Markets Inc	6,368	214,156
Winn-Dixie Stores Inc * †	30,057	483,918
Zhongpin Inc *	11,200	134,400

		16,138,333

Energy - 4.4%

Abraxas Petroleum Corp * †	25,500	18,360
Allis-Chalmers Energy Inc *	15,384	84,612
Alon USA Energy Inc †	6,051	55,367
American Oil & Gas Inc *	23,000	18,400
Apco Argentina Inc (Cayman)	2,480	66,042
Approach Resources Inc *	4,443	32,478
Arena Resources Inc *	20,625	579,356
Atlas America Inc	19,381	287,808
ATP Oil & Gas Corp * †	15,448	90,371
Aventine Renewable Energy Holdings Inc *	16,537	10,749
Basic Energy Services Inc * †	23,061	300,715
Berry Petroleum Co ‘A’ †	23,966	181,183
Bill Barrett Corp * †	20,536	433,926
BMB Munai Inc * †	22,800	31,692
Bolt Technology Corp * †	5,300	36,888
BPZ Resources Inc * †	33,719	215,802
Brigham Exploration Co * †	26,701	85,443
Bristow Group Inc * †	12,880	345,055
Bronco Drilling Co Inc *	13,647	88,160
Cal Dive International Inc * †	24,440	159,104
Callon Petroleum Co *	11,844	30,794
Cano Petroleum Inc * †	22,000	9,680
CARBO Ceramics Inc †	11,005	391,008
Carrizo Oil & Gas Inc *	15,289	246,153
Cheniere Energy Inc * †	29,300	83,505
Clayton Williams Energy Inc * †	3,036	137,956
Clean Energy Fuels Corp * †	13,323	80,471
Complete Production Services Inc * †	26,823	218,607
Comstock Resources Inc * †	25,579	1,208,608
Concho Resources Inc *	30,127	687,498
Contango Oil & Gas Co *	7,327	412,510
Crosstex Energy Inc †	22,414	87,415
CVR Energy Inc * †	12,678	50,712
Dawson Geophysical Co * †	4,310	76,761
Delek US Holdings Inc †	6,034	31,920
Delta Petroleum Corp * †	35,396	168,485
DHT Maritime Inc	23,500	130,190
Double Eagle Petroleum Co *	5,300	37,206
Dril-Quip Inc * †	17,269	354,187
Endeavour International Corp * †	68,600	34,300
Energy Partners Ltd *	18,594	25,102
Energy XXI Ltd (Bermuda)	63,100	49,849
ENGlobal Corp *	15,982	51,942
Evergreen Energy Inc * †	42,915	12,445
EXCO Resources Inc * †	83,023	752,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
FX Energy Inc *	20,972	$58,512
Gasco Energy Inc * †	55,300	21,567
General Maritime Corp †	27,150	293,220
GeoGlobal Resources Inc * †	16,546	26,474
Geokinetics Inc *	3,107	7,674
GeoMet Inc *	9,276	15,955
Georesources Inc * †	3,600	31,284
GMX Resources Inc * †	9,368	237,198
Golar LNG Ltd † (Bermuda)	19,891	134,463
Goodrich Petroleum Corp * †	12,576	376,651
Gran Tierra Energy Inc *	118,000	330,400
GreenHunter Energy Inc * †	2,100	10,332
Gulf Island Fabrication Inc †	7,100	102,311
GulfMark Offshore Inc * †	11,933	283,886
Gulfport Energy Corp *	15,451	61,031
Harvest Natural Resources Inc * †	19,896	85,553
Hornbeck Offshore Services Inc *	12,089	197,534
Houston American Energy Corp	9,500	32,110
International Coal Group Inc * †	71,079	163,482
ION Geophysical Corp * †	47,257	162,092
James River Coal Co * †	14,500	222,285
Knightsbridge Tankers Ltd (Bermuda)	9,372	137,300
Lufkin Industries Inc †	8,218	283,521
Matrix Service Co *	14,637	112,266
McMoRan Exploration Co * †	32,598	319,460
Meridian Resource Corp * †	45,838	26,128
Mitcham Industries Inc *	6,100	24,217
NATCO Group Inc ‘A’ *	11,458	173,932
National Coal Corp * †	15,400	19,558
Natural Gas Services Group Inc *	7,200	72,936
Newpark Resources Inc * †	50,619	187,290
Nordic American Tanker Shipping Ltd † (Bermuda)	19,476	657,315
Northern Oil & Gas Inc * †	11,800	30,680
Oilsands Quest Inc * †	91,781	67,000
OYO Geospace Corp * †	2,238	39,098
Pacific Ethanol Inc * †	18,549	8,162
Panhandle Oil & Gas Inc	4,000	72,000
Parallel Petroleum Corp * †	23,862	47,963
Parker Drilling Co * †	64,863	188,103
Penn Virginia Corp †	23,310	605,594
Petroleum Development Corp *	8,337	200,672
PetroQuest Energy Inc * †	24,602	166,310
PHI Inc *	7,682	107,625
Pioneer Drilling Co *	28,058	156,283
Precision Drilling Trust (Canada)	1,948	16,340
PrimeEnergy Corp * †	400	20,780
Quest Resource Corp * †	13,300	5,852
RAM Energy Resources Inc *	22,600	19,888
Rentech Inc * †	86,089	58,541
Rex Energy Corp *	9,829	28,897
Rosetta Resources Inc *	28,744	203,508
RPC Inc †	16,524	161,274
Ship Finance International Ltd † (Bermuda)	23,558	260,316
Stone Energy Corp *	17,634	194,327
Sulphco Inc * †	24,096	22,650
Superior Well Services Inc * †	9,641	96,410
Swift Energy Co * †	16,436	276,289
T-3 Energy Services Inc * †	7,139	67,392
Teekay Tankers Ltd	7,525	95,568
Toreador Resources Corp * †	8,353	45,858
Trico Marine Services Inc * †	5,500	24,585
Tri-Valley Corp * †	13,900	25,020
TXCO Resources Inc * †	18,590	27,699
Union Drilling Inc *	7,772	40,337
Uranium Resources Inc * †	26,768	20,611
USEC Inc * †	64,317	288,783
Vaalco Energy Inc *	33,322	247,916
Venoco Inc *	11,105	30,095
Warren Resources Inc * †	32,848	65,368
Western Refining Inc †	17,600	136,576
Westmoreland Coal Co *	5,900	65,490
Willbros Group Inc * (Panama)	22,099	187,179
World Fuel Services Corp †	15,638	578,606

		18,360,585

Financials - 23.1%

1st Source Corp	7,576	179,021
Abington Bancorp Inc	15,282	141,358
Acadia Realty Trust REIT †	18,882	269,446
Advance America Cash Advance Centers Inc †	19,267	36,415
Advanta Corp ‘B’ †	20,516	42,878
Agree Realty Corp REIT	4,476	81,150
Alexander’s Inc REIT †	1,029	262,292
Ambac Financial Group Inc †	159,800	207,740
AMCORE Financial Inc †	12,622	45,692
American Campus Communities Inc REIT †	23,016	471,368
American Capital Agency Corp REIT †	5,500	117,480
American Equity Investment Life Holding Co	30,759	215,313
American Physicians Capital Inc	4,767	229,293
American Safety Insurance Holdings Ltd * (Bermuda)	6,800	89,828
Ameris Bancorp †	6,944	82,286
Amerisafe Inc *	10,542	216,427
Ames National Corp	3,300	87,582
Ampal American Israel Corp ‘A’ *	10,479	6,078
AmTrust Financial Services Inc	9,533	110,583
Anchor BanCorp Wisconsin Inc †	8,343	23,027
Anthracite Capital Inc REIT †	32,893	73,351
Anworth Mortgage Asset Corp REIT	47,477	305,277
Apollo Investment Corp †	79,597	741,048
Arbor Realty Trust Inc REIT †	6,938	20,467
Ares Capital Corp	56,026	354,645
Argo Group International Holdings Ltd * (Bermuda)	17,253	585,222
Arrow Financial Corp	5,700	143,298
Ashford Hospitality Trust Inc REIT	59,738	68,699
Aspen Insurance Holdings Ltd (Bermuda)	46,712	1,132,766
Asset Acceptance Capital Corp * †	7,952	40,635
Associated Estates Realty Corp REIT	8,142	74,336
Assured Guaranty Ltd † (Bermuda)	31,840	362,976
Avatar Holdings Inc * †	3,235	85,792
Baldwin & Lyons Inc ‘B’	4,170	75,852
BancFirst Corp †	4,091	216,496
Banco Latinoamericano de Exportaciones SA ‘E’ (Panama)	15,057	216,219
BancTrust Financial Group Inc †	10,900	160,884
Bank Mutual Corp	27,164	313,473
Bank of the Ozarks Inc †	6,869	203,597
BankFinancial Corp	11,281	114,953
Banner Corp †	8,742	82,262
Beneficial Mutual Bancorp Inc *	18,394	206,932
Berkshire Hills Bancorp Inc	6,085	187,783
BGC Partners Inc ‘A’	15,588	43,023
BioMed Realty Trust Inc REIT †	45,191	529,639
BlackRock Kelso Capital Corp	5,917	58,342
Boston Private Financial Holdings Inc †	28,702	196,322
Broadpoint Securities Group Inc *	11,000	32,670
Brookline Bancorp Inc	32,773	349,032
Brooklyn Federal Bancorp Inc	3,100	43,555
Bryn Mawr Bank Corp	3,600	72,360
Calamos Asset Management Inc ‘A’	11,311	83,701
Camden National Corp	4,800	129,504
Capital City Bank Group Inc †	6,112	166,491
Capital Southwest Corp †	1,560	168,730
Capital Trust Inc ‘A’ REIT †	9,336	33,610
Capitol Bancorp Ltd †	7,306	56,987
CapLease Inc REIT †	22,317	38,608

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Capstead Mortgage Corp REIT	31,000	$333,870
Cardinal Financial Corp	15,500	88,195
Cardtronics Inc *	6,154	7,939
Care Investment Trust Inc REIT	6,900	53,751
Cascade Bancorp †	12,519	84,503
Cash America International Inc †	15,834	433,060
CastlePoint Holdings Ltd (Bermuda)	19,700	267,132
Cathay General Bancorp †	27,853	661,509
Cedar Shopping Centers Inc REIT †	22,667	160,482
CenterState Banks of Florida Inc	4,700	79,853
Central Pacific Financial Corp	16,152	162,166
Chemical Financial Corp †	13,429	374,401
Chimera Investment Corp REIT	71,899	248,052
Citizens & Northern Corp †	4,700	92,825
Citizens Inc *	19,292	187,132
Citizens Republic Bancorp Inc	64,938	193,515
City Bank †	7,703	40,056
City Holding Co †	9,100	316,498
Clifton Savings Bancorp Inc	5,729	67,946
CNA Surety Corp *	8,483	162,874
CoBiz Financial Inc †	9,488	92,413
Cogdell Spencer Inc REIT	6,900	64,584
Cohen & Steers Inc †	9,570	105,174
Colonial Properties Trust REIT †	27,500	229,075
Columbia Banking System Inc	10,178	121,424
Community Bank System Inc	17,236	420,386
Community Trust Bancorp Inc †	8,206	301,570
Compass Diversified Holdings †	14,458	162,652
CompuCredit Corp * †	9,326	51,573
Consolidated-Tomoka Land Co †	3,032	115,792
Corporate Office Properties Trust REIT †	23,617	725,042
Corus Bankshares Inc †	21,267	23,606
Cousins Properties Inc REIT †	25,090	347,496
Crawford & Co ‘B’ * †	13,628	198,151
Credit Acceptance Corp * †	2,626	35,976
CVB Financial Corp †	36,221	431,030
Danvers Bancorp Inc	11,100	148,407
DCT Industrial Trust Inc REIT	95,893	485,219
Delphi Financial Group Inc ‘A’	22,078	407,118
Diamond Hill Investment Group Inc	1,200	78,000
DiamondRock Hospitality Co REIT †	54,793	277,801
Dime Community Bancshares Inc	13,631	181,292
Dollar Financial Corp *	14,234	146,610
Donegal Group Inc ‘A’	6,615	110,934
Doral Financial Corp *	2,600	19,500
DuPont Fabros Technology Inc REIT	7,150	14,800
East West Bancorp Inc †	35,300	563,741
EastGroup Properties Inc REIT	13,882	493,922
Education Realty Trust Inc REIT †	15,549	81,166
eHealth Inc *	14,046	186,531
EMC Insurance Group Inc †	3,063	78,566
Employers Holdings Inc	27,452	452,958
Encore Bancshares Inc *	3,200	35,200
Encore Capital Group Inc * †	7,746	55,771
Enstar Group Ltd * (Bermuda)	2,892	171,033
Enterprise Financial Services Corp †	5,285	80,543
Entertainment Properties Trust REIT †	17,706	527,639
Epoch Holding Corp	5,061	38,413
Equity Lifestyle Properties Inc REIT	11,428	438,378
Equity One Inc REIT †	18,168	321,574
ESSA Bancorp Inc	10,000	141,300
Evercore Partners Inc ‘A’ †	5,427	67,783
Extra Space Storage Inc REIT †	46,023	474,957
Ezcorp Inc ‘A’ * †	22,100	336,141
F.N.B. Corp	49,181	649,189
Farmers Capital Bank Corp	3,900	95,238
FBL Financial Group Inc ‘A’	7,180	110,931
FBR Capital Markets Corp REIT *	15,639	76,006
FCStone Group Inc *	12,618	55,898
Federal Agricultural Mortgage Corp ‘C’ †	5,293	18,526
FelCor Lodging Trust Inc REIT †	36,803	67,718
Fifth Street Finance Corp	4,000	30,200
Financial Federal Corp †	14,364	334,250
Financial Institutions Inc	7,100	101,885
First Acceptance Corp * †	8,767	25,424
First BanCorp	40,752	453,977
First BanCorp — Troy, NC	7,074	129,808
First Bancorp Inc	4,500	89,505
First Busey Corp †	13,315	242,866
First Cash Financial Services Inc *	11,665	222,335
First Commonwealth Financial Corp	45,663	565,308
First Community Bancshares Inc †	5,151	179,615
First Financial Bancorp	22,231	275,442
First Financial Bankshares Inc †	11,547	637,510
First Financial Corp	6,773	277,625
First Financial Holdings Inc †	6,521	131,985
First Financial Northwest Inc	14,100	131,694
First Industrial Realty Trust Inc REIT †	24,984	188,629
First Merchants Corp	10,096	224,232
First Mercury Financial Corp *	7,384	105,296
First Midwest Bancorp Inc †	27,004	539,270
First Niagara Financial Group Inc	64,438	1,041,962
First Place Financial Corp †	8,421	32,252
First Potomac Realty Trust REIT	13,820	128,526
First South Bancorp Inc †	4,364	54,812
FirstFed Financial Corp * †	5,995	10,491
FirstMerit Corp †	45,876	944,587
Flagstar Bancorp Inc * †	24,722	17,553
Flagstone Reinsurance Holdings Ltd (Bermuda)	16,444	160,658
Flushing Financial Corp	11,731	140,303
Forestar Group Inc * †	19,800	188,496
Fox Chase Bancorp Inc *	2,900	31,900
FPIC Insurance Group Inc *	4,979	217,981
Franklin Street Properties Corp REIT †	31,429	463,578
Friedman Billings Ramsey Group Inc ‘A’ REIT *	72,496	11,839
Frontier Financial Corp †	27,794	121,182
FX Real Estate and Entertainment Inc * †	4,180	627
GAMCO Investors Inc ‘A’	4,532	123,814
Getty Realty Corp REIT †	8,892	187,266
GFI Group Inc †	38,384	135,879
Glacier Bancorp Inc †	32,828	624,389
Gladstone Capital Corp †	11,487	92,930
Gladstone Investment Corp †	14,200	69,722
Glimcher Realty Trust REIT †	21,236	59,673
Gramercy Capital Corp REIT †	23,452	30,722
Green Bankshares Inc †	6,522	88,305
Greenhill & Co Inc †	9,672	674,815
Greenlight Capital Re Ltd ‘A’ * † (Cayman)	16,900	219,531
Grubb & Ellis Co †	19,568	24,264
Guaranty Bancorp *	26,243	52,486
Guaranty Financial Group Inc * †	42,100	109,881
Hallmark Financial Services Inc *	2,354	20,645
Hancock Holding Co	14,424	655,715
Hanmi Financial Corp †	21,474	44,236
Harleysville Group Inc	7,578	263,184
Harleysville National Corp †	23,656	341,593
Harris & Harris Group Inc * †	14,700	58,065
Hatteras Financial Corp REIT	7,900	210,140
Healthcare Realty Trust Inc REIT †	31,798	746,617
Heartland Financial USA Inc †	6,516	134,164
Hercules Technology Growth Capital Inc †	16,710	132,343
Heritage Commerce Corp	6,761	75,994
Hersha Hospitality Trust REIT	23,215	69,645
Highwoods Properties Inc REIT †	35,677	976,123
Hilltop Holdings Inc REIT *	25,331	246,724
Home BancShares Inc	6,773	182,532
Home Federal Bancorp Inc	3,100	33,232

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Home Properties Inc REIT †	17,753	$720,772
Horace Mann Educators Corp	22,844	209,936
IBERIABANK Corp	8,353	400,944
Independence Holding Co	3,241	11,700
Independent Bank Corp MA	9,183	240,227
Infinity Property & Casualty Corp	8,391	392,111
Inland Real Estate Corp REIT †	30,199	391,983
Integra Bank Corp †	11,654	15,966
Interactive Brokers Group Inc ‘A’ *	22,618	404,636
International Assets Holding Corp *	2,200	18,876
International Bancshares Corp	28,379	619,514
Investors Bancorp Inc * †	24,788	332,903
Investors Real Estate Trust REIT †	32,377	346,758
IPC Holdings Ltd (Bermuda)	25,286	756,051
JER Investors Trust Inc REIT †	12,777	11,883
Kansas City Life Insurance Co	2,385	103,390
KBW Inc * †	14,766	339,618
Kearny Financial Corp	9,982	127,770
Kite Realty Group Trust REIT †	11,197	62,255
Knight Capital Group Inc ‘A’ * †	52,709	851,250
Kohlberg Capital Corp	9,547	34,751
LaBranche & Co Inc *	27,777	133,052
Ladenburg Thalmann Financial Services Inc * †	50,241	36,174
Lakeland Bancorp Inc	10,287	115,832
Lakeland Financial Corp	6,252	148,923
LaSalle Hotel Properties REIT †	22,572	249,421
Lexington Realty Trust REIT †	39,357	196,785
Life Partners Holdings Inc	3,600	157,104
LTC Properties Inc REIT †	12,936	262,342
Maguire Properties Inc REIT * †	21,915	31,996
Maiden Holdings Ltd (Bermuda)	26,700	83,571
MainSource Financial Group Inc †	10,106	156,643
MarketAxess Holdings Inc *	15,925	129,948
Maui Land & Pineapple Co Inc * †	2,274	30,540
Max Capital Group Ltd (Bermuda)	32,078	567,781
MB Financial Inc	20,065	560,817
MCG Capital Corp †	39,132	27,784
Meadowbrook Insurance Group Inc	31,576	203,349
Medallion Financial Corp	9,600	73,248
Medical Properties Trust Inc REIT †	38,795	244,796
Meridian Interstate Bancorp Inc *	5,300	49,025
Meruelo Maddux Properties Inc *	23,462	29,093
MFA Mortgage Investments Inc REIT †	109,994	647,865
Mid-America Apartment Communities Inc REIT †	15,155	563,160
Midwest Banc Holdings Inc †	11,322	15,851
Mission West Properties Inc REIT	10,075	77,074
Monmouth Real Estate Investment Corp ‘A’ REIT	13,400	93,800
Montpelier Re Holdings Ltd (Bermuda)	50,640	850,246
MVC Capital Inc	12,446	136,533
Nara Bancorp Inc	12,574	123,602
NASB Financial Inc	1,935	52,245
National Financial Partners Corp †	22,720	69,069
National Health Investors Inc REIT †	11,944	327,624
National Interstate Corp †	3,120	55,754
National Penn Bancshares Inc †	45,441	659,349
National Retail Properties Inc REIT †	43,792	752,784
National Western Life Insurance Co ‘A’	1,169	197,760
NBT Bancorp Inc †	17,036	476,327
Nelnet Inc ‘A’ †	8,981	128,698
NewAlliance Bancshares Inc	61,198	805,978
Newcastle Investment Corp REIT †	31,303	26,295
NewStar Financial Inc *	11,114	44,345
NGP Capital Resources Co †	10,875	91,024
Northfield Bancorp Inc †	10,342	116,348
NorthStar Realty Finance Corp REIT	33,368	130,469
Northwest Bancorp Inc	9,405	201,079
NYMAGIC Inc	3,189	60,750
OceanFirst Financial Corp	5,900	97,940
Ocwen Financial Corp * †	18,319	168,168
Odyssey Re Holdings Corp †	12,645	655,137
Old National Bancorp †	37,973	689,590
Old Second Bancorp Inc †	7,748	89,877
Omega Healthcare Investors Inc REIT	44,190	705,714
One Liberty Properties Inc REIT	5,500	48,400
optionsXpress Holdings Inc	23,807	318,062
Oriental Financial Group Inc	14,428	87,289
Oritani Financial Corp *	6,240	105,144
Pacific Capital Bancorp †	25,921	437,546
Pacific Continental Corp	5,500	82,335
PacWest Bancorp †	13,791	370,978
Park National Corp †	6,211	445,639
Parkway Properties Inc REIT †	8,650	155,700
Patriot Capital Funding Inc	10,893	39,651
Peapack-Gladstone Financial Corp	4,400	117,216
PennantPark Investment Corp	10,256	37,024
Pennsylvania Commerce Bancorp Inc *	3,400	90,644
Pennsylvania REIT †	20,485	152,613
Penson Worldwide Inc * †	10,295	78,448
Peoples Bancorp Inc	5,396	103,225
PHH Corp * †	31,248	397,787
PICO Holdings Inc * †	8,919	237,067
Pinnacle Financial Partners Inc * †	12,721	379,213
Piper Jaffray Cos * †	10,075	400,582
Platinum Underwriters Holdings Ltd (Bermuda)	26,597	959,620
PMA Capital Corp ‘A’ *	17,939	127,008
Portfolio Recovery Associates Inc * †	8,550	289,332
Post Properties Inc REIT †	24,586	405,669
Potlatch Corp REIT	22,017	572,662
PremierWest Bancorp †	12,400	82,956
Presidential Life Corp	11,180	110,570
Primus Guaranty Ltd * † (Bermuda)	15,297	17,133
PrivateBancorp Inc †	11,379	369,362
ProAssurance Corp *	18,101	955,371
Prospect Capital Corp	15,258	182,638
Prosperity Bancshares Inc †	22,522	666,426
Provident Bankshares Corp	18,639	180,053
Provident Financial Services Inc	31,805	486,616
Provident New York Bancorp	22,583	280,029
PS Business Parks Inc REIT	8,162	364,515
Pzena Investment Management Inc ‘A’	3,421	14,437
Radian Group Inc †	41,000	153,750
RAIT Financial Trust REIT †	34,875	90,675
Ramco-Gershenson Properties Trust REIT	9,532	58,908
Realty Income Corp REIT †	57,023	1,320,082
Redwood Trust Inc REIT †	18,848	281,024
Renasant Corp	10,865	185,031
Republic Bancorp Inc ‘A’	4,862	132,246
Resource America Inc ‘A’ †	6,775	27,100
Resource Capital Corp REIT †	11,297	43,268
Riskmetrics Group Inc *	11,108	165,398
RLI Corp †	10,490	641,568
Rockville Financial Inc †	4,559	63,689
Roma Financial Corp	4,905	61,754
S&T Bancorp Inc	13,723	487,166
S.Y. Bancorp Inc	8,079	222,172
Safety Insurance Group Inc	9,123	347,221
Sanders Morris Harris Group Inc †	9,535	57,115
Sandy Spring Bancorp Inc †	9,272	202,408
Santander BanCorp	2,249	28,090
Saul Centers Inc REIT	5,498	217,171
SCBT Financial Corp †	5,712	197,064
SeaBright Insurance Holdings Inc *	11,269	132,298
Seacoast Banking Corp of Florida †	8,610	56,826
Selective Insurance Group Inc	30,041	688,840
Senior Housing Properties Trust REIT	64,082	1,148,349

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Shore Bancshares Inc	5,400	$129,546
Sierra Bancorp †	3,889	81,669
Signature Bank *	18,921	542,843
Simmons First National Corp ‘A’	7,247	213,569
Smithtown Bancorp Inc	6,300	100,989
Southside Bancshares Inc †	6,172	145,042
Southwest Bancorp Inc	7,430	96,293
Sovran Self Storage Inc REIT †	12,109	435,924
State Auto Financial Corp	7,403	222,534
State Bancorp Inc	7,600	74,024
StellarOne Corp	12,300	207,870
Sterling Bancorp	10,475	146,964
Sterling Bancshares Inc	41,171	250,320
Sterling Financial Corp	27,498	241,982
Stewart Information Services Corp	9,323	218,997
Stifel Financial Corp * †	13,905	637,544
Strategic Hotels & Resorts Inc REIT †	39,341	66,093
Stratus Properties Inc *	2,939	36,620
Suffolk Bancorp †	5,353	192,333
Sun Bancorp Inc *	8,169	61,186
Sun Communities Inc REIT	9,212	128,968
Sunstone Hotel Investors Inc REIT †	29,226	180,909
Susquehanna Bancshares Inc †	48,861	777,379
SVB Financial Group * †	16,748	439,300
SWS Group Inc	14,250	270,038
Tanger Factory Outlet Centers Inc REIT †	17,348	652,632
Tejon Ranch Co * †	5,771	142,775
Texas Capital Bancshares Inc * †	14,317	191,275
The Colonial BancGroup Inc †	115,579	239,249
The First Marblehead Corp * †	42,000	54,180
The Navigators Group Inc *	7,432	408,091
The Phoenix Cos Inc †	65,630	214,610
The PMI Group Inc †	38,900	75,855
The South Financial Group Inc †	40,938	176,852
Thomas Properties Group Inc	12,181	31,549
Thomas Weisel Partners Group Inc * †	10,964	51,750
Tompkins Financial Corp †	3,372	195,407
Tower Group Inc	11,328	319,563
TowneBank †	11,300	280,127
TradeStation Group Inc *	19,062	122,950
Trico Bancshares	7,193	179,609
Trustco Bank Corp NY	41,533	394,979
Trustmark Corp	28,405	613,264
U.S. Global Investors Inc ‘A’	6,360	31,100
UCBH Holdings Inc †	58,948	405,562
UMB Financial Corp †	17,384	854,250
Umpqua Holdings Corp †	33,822	489,404
Union Bankshares Corp †	6,848	169,830
United America Indemnity Ltd ‘A’ * (Cayman)	11,396	145,983
United Bankshares Inc	21,260	706,257
United Community Banks Inc †	21,648	293,983
United Community Financial Corp	14,143	12,729
United Financial Bancorp Inc	9,700	146,858
United Fire & Casualty Co	12,635	392,569
United Security Bancshares †	4,236	49,053
Universal Health Realty Income Trust REIT †	6,151	202,429
Univest Corp of Pennsylvania	6,657	213,956
Urstadt Biddle Properties Inc ‘A’ REIT †	10,845	172,761
U-Store-It Trust REIT †	29,165	129,784
Validus Holdings Ltd (Bermuda)	35,909	939,379
ViewPoint Financial Group	5,953	95,546
W Holding Co Inc †	1,183	12,182
Washington REIT †	29,407	832,218
Washington Trust Bancorp Inc †	6,658	131,496
Waterstone Financial Inc *	3,924	13,145
WesBanco Inc	15,537	422,762
West Bancorp Inc	10,800	132,300
West Coast Bancorp	8,851	58,328
Westamerica Bancorp †	16,316	834,563
Western Alliance Bancorp *	10,702	107,983
Westfield Financial Inc	19,606	202,334
Westwood Holdings Group Inc	2,900	82,389
Wilshire Bancorp Inc †	9,340	84,807
Winthrop Realty Trust REIT	5,189	56,249
Wintrust Financial Corp †	13,286	273,293
World Acceptance Corp * †	9,486	187,443
WSFS Financial Corp	3,525	169,165
Yadkin Valley Financial Corp	7,300	104,025
Zenith National Insurance Corp †	20,803	656,751

		96,960,197

Health Care - 15.2%

Abaxis Inc * †	12,520	200,696
ABIOMED Inc * †	18,125	297,612
ACADIA Pharmaceuticals Inc * †	15,889	14,300
Accelrys Inc *	17,100	74,556
Accuray Inc * †	21,542	111,157
Acorda Therapeutics Inc *	20,098	412,210
Acura Pharmaceuticals Inc * †	3,900	28,626
Adolor Corp * †	27,800	46,148
Affymax Inc * †	6,486	64,795
Affymetrix Inc *	39,994	119,582
Air Methods Corp * †	5,653	90,391
Akorn Inc * †	28,242	64,957
Albany Molecular Research Inc *	13,223	128,792
Alexion Pharmaceuticals Inc * †	43,062	1,558,414
Alexza Pharmaceuticals Inc *	10,411	33,003
Align Technology Inc * † ‡	34,860	305,025
Alkermes Inc * †	53,783	572,789
Alliance Imaging Inc *	13,088	104,311
Allos Therapeutics Inc *	28,829	176,433
Allscripts-Misys Healthcare Solutions Inc †	79,596	789,592
Almost Family Inc * †	3,300	148,434
Alnylam Pharmaceuticals Inc * †	20,055	495,960
Alpharma Inc ‘A’ * †	11,258	416,546
Alphatec Holdings Inc *	12,600	29,610
AMAG Pharmaceuticals Inc * †	9,590	343,802
Amedisys Inc * †	14,514	600,009
American Medical Systems Holdings Inc * †	40,964	368,266
AMERIGROUP Corp *	30,166	890,500
Amicus Therapeutics Inc *	2,666	21,275
AMN Healthcare Services Inc *	19,095	161,544
AmSurg Corp * †	18,072	421,800
Analogic Corp	7,691	209,810
AngioDynamics Inc *	14,366	196,671
Ardea Biosciences Inc * †	5,600	67,032
Arena Pharmaceuticals Inc * †	41,623	173,568
ARIAD Pharmaceuticals Inc * †	39,130	33,260
ArQule Inc * †	22,073	93,148
Array BioPharma Inc * †	26,211	106,155
ArthroCare Corp * †	15,010	71,598
Assisted Living Concepts Inc ‘A’ *	28,814	119,578
athenahealth Inc * †	11,355	427,175
Atrion Corp	800	77,680
Auxilium Pharmaceuticals Inc * †	22,938	652,357
Biodel Inc * †	5,621	27,093
BioForm Medical Inc * †	12,997	11,827
BioMimetic Therapeutics Inc *	6,201	57,173
Bio-Rad Laboratories Inc ‘A’ *	10,583	797,006
Bio-Reference Laboratories Inc * †	6,192	162,416
BMP Sunstone Corp * †	13,066	72,778
Bruker Corp *	29,029	117,277
Cadence Pharmaceuticals Inc * †	10,920	78,952
Caliper Life Sciences Inc *	30,500	29,585
Cambrex Corp * †	16,307	75,338
Cantel Medical Corp *	6,208	91,071
Capital Senior Living Corp *	11,917	35,513
Caraco Pharmaceutical Laboratories Ltd *	5,446	32,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Cardiac Science Corp *	10,100	$75,750
CardioNet Inc *	2,300	56,695
Catalyst Health Solutions Inc *	18,360	447,066
Celera Corp *	44,447	494,695
Cell Genesys Inc * †	47,342	10,415
Celldex Therapeutics Inc * †	9,100	72,072
Centene Corp *	24,473	482,363
Cepheid Inc * †	32,061	332,793
Chemed Corp †	12,768	507,783
Chindex International Inc * †	6,900	54,855
Clinical Data Inc * †	5,400	48,060
Columbia Laboratories Inc * †	29,200	37,084
Computer Programs & Systems Inc	4,557	122,128
Conceptus Inc * †	17,584	267,628
CONMED Corp * †	16,111	385,697
Corvel Corp *	4,406	96,844
Cougar Biotechnology Inc * †	8,100	210,600
Cross Country Healthcare Inc * †	17,648	155,126
CryoLife Inc *	16,531	160,516
Cubist Pharmaceuticals Inc * †	30,688	741,422
CV Therapeutics Inc * †	34,156	314,577
Cyberonics Inc * †	13,372	221,574
Cynosure Inc ‘A’ *	3,920	35,790
Cypress Bioscience Inc * †	21,178	144,858
Cytokinetics Inc *	17,652	50,308
Cytori Therapeutics Inc * †	12,700	45,847
Datascope Corp	7,593	396,658
Dendreon Corp *	52,514	240,514
Depomed Inc * †	29,900	49,335
DexCom Inc * †	13,900	38,364
Dionex Corp * ‡	10,359	464,601
Discovery Laboratories Inc * †	54,449	60,983
DURECT Corp *	42,190	143,024
Dyax Corp *	29,400	107,016
Eclipsys Corp * †	30,233	429,006
Emergency Medical Services Corp ‘A’ *	4,865	178,108
Emergent BioSolutions Inc *	7,294	190,446
Emeritus Corp * ‡	10,765	107,973
Enzo Biochem Inc *	16,625	81,296
Enzon Pharmaceuticals Inc * †	25,204	146,939
eResearchTechnology Inc * †	24,891	165,027
ev3 Inc *	38,958	237,644
Exactech Inc *	4,500	75,780
Exelixis Inc * †	59,191	297,139
Facet Biotech Corp *	13,580	130,232
Five Star Quality Care Inc REIT *	19,700	30,141
Genomic Health Inc * †	7,105	138,405
Genoptix Inc *	5,039	171,729
Gentiva Health Services Inc * †	14,664	429,069
Geron Corp * †	43,823	204,653
Greatbatch Inc * †	12,154	321,595
GTx Inc * †	9,643	162,388
Haemonetics Corp * †	13,916	786,254
Halozyme Therapeutics Inc * †	34,231	191,694
Hanger Orthopedic Group Inc *	16,200	235,062
Hansen Medical Inc *	10,160	73,355
HealthSouth Corp * †	48,089	527,055
Healthspring Inc *	27,431	547,797
Healthways Inc *	20,083	230,553
HMS Holdings Corp *	13,374	421,548
Human Genome Sciences Inc * †	78,078	165,525
ICU Medical Inc *	6,626	219,586
Idenix Pharmaceuticals Inc * †	14,065	81,436
Idera Pharmaceuticals Inc * †	11,100	85,248
I-Flow Corp *	10,523	50,510
Immucor Inc * †	39,134	1,040,182
ImmunoGen Inc * †	27,500	117,975
Immunomedics Inc * †	30,484	51,823
Incyte Corp Ltd *	40,687	154,204
Indevus Pharmaceuticals Inc * †	38,871	122,055
Inspire Pharmaceuticals Inc *	26,000	93,600
Insulet Corp * †	8,621	66,554
Integra LifeSciences Holdings Corp * †	10,035	356,945
InterMune Inc * †	18,544	196,196
Invacare Corp †	18,663	289,650
inVentiv Health Inc * †	19,066	220,022
IPC The Hospitalist Co Inc *	3,032	51,029
IRIS International Inc *	11,000	153,340
Isis Pharmaceuticals Inc * †	50,777	720,018
Javelin Pharmaceuticals Inc *	22,108	27,635
Jazz Pharmaceuticals Inc * †	3,674	7,091
Kendle International Inc * †	7,312	188,065
Kensey Nash Corp *	3,618	70,225
Kindred Healthcare Inc * †	15,632	203,529
KV Pharmaceutical Co ‘A’ * †	17,141	49,366
Landauer Inc †	5,015	367,600
Lexicon Pharmaceuticals Inc * †	41,900	58,660
LHC Group Inc *	7,741	278,676
Life Sciences Research Inc *	4,300	40,420
Ligand Pharmaceuticals Inc ‘B’ *	53,968	147,872
Luminex Corp * †	22,279	475,879
Magellan Health Services Inc * †	21,960	859,954
MannKind Corp * †	28,973	99,377
MAP Pharmaceuticals Inc *	3,051	21,296
Marshall Edwards Inc *	7,800	5,460
Martek Biosciences Corp †	17,744	537,821
Masimo Corp *	25,730	767,526
Maxygen Inc *	12,512	111,607
Medarex Inc * †	71,009	396,230
MedAssets Inc *	9,276	135,430
MedCath Corp *	9,571	99,921
Medical Action Industries Inc *	7,138	71,380
Medicis Pharmaceutical Corp ‘A’ †	30,446	423,199
Medivation Inc * †	14,946	217,763
Mentor Corp	18,341	567,287
Meridian Bioscience Inc †	22,375	569,891
Merit Medical Systems Inc * †	14,546	260,810
Metabolix Inc * †	11,609	147,666
Micrus Endovascular Corp *	8,497	98,650
MiddleBrook Pharmaceuticals Inc * †	23,000	34,500
Molecular Insight Pharmaceuticals Inc * †	9,600	41,280
Molina Healthcare Inc * †	8,207	144,525
Momenta Pharmaceuticals Inc * †	13,560	157,296
MWI Veterinary Supply Inc * †	6,169	166,316
Myriad Genetics Inc * †	24,583	1,628,870
Nabi Biopharmaceuticals *	29,613	99,204
Nanosphere Inc * †	6,442	30,664
National Healthcare Corp †	4,682	237,096
National Research Corp	700	20,272
Natus Medical Inc * †	16,083	208,275
Nektar Therapeutics *	52,031	289,292
Neogen Corp *	7,900	197,342
Neurocrine Biosciences Inc * †	21,588	69,082
Nighthawk Radiology Holdings Inc * †	12,013	58,383
Novavax Inc * †	33,500	63,315
Noven Pharmaceuticals Inc * †	13,941	153,351
NPS Pharmaceuticals Inc *	28,100	174,501
NuVasive Inc * †	19,407	672,453
NxStage Medical Inc * †	10,962	29,269
Obagi Medical Products Inc *	11,041	82,366
Odyssey HealthCare Inc * †	18,727	173,225
Omnicell Inc * †	18,251	222,845
Onyx Pharmaceuticals Inc * †	31,262	1,067,910
Opko Health Inc * †	22,800	36,936
Optimer Pharmaceuticals Inc * †	14,900	180,439
OraSure Technologies Inc * †	26,388	97,108
Orexigen Therapeutics Inc * †	12,524	69,884
Orthofix International NV * (Netherlands)	8,685	133,141

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Orthovita Inc *	40,400	$136,956
OSI Pharmaceuticals Inc * †	31,378	1,225,311
Osiris Therapeutics Inc * †	7,649	146,555
Owens & Minor Inc †	22,378	842,532
Pain Therapeutics Inc * †	19,861	117,577
Palomar Medical Technologies Inc *	10,304	118,805
Par Pharmaceutical Cos Inc * †	19,451	260,838
PAREXEL International Corp * †	31,850	309,264
PDL BioPharma Inc †	67,600	417,768
PharmaNet Development Group Inc * †	10,873	9,894
Pharmasset Inc *	9,300	121,923
PharMerica Corp * †	17,573	275,369
Phase Forward Inc *	23,695	296,661
POZEN Inc * †	13,968	70,399
Progenics Pharmaceuticals Inc * †	15,002	154,671
Protalix BioTherapeutics Inc *	2,365	4,352
PSS World Medical Inc * †	34,148	642,665
Psychiatric Solutions Inc * †	31,050	864,742
Questcor Pharmaceuticals Inc * †	29,000	269,990
Quidel Corp *	15,424	201,592
RadNet Inc * †	13,400	44,890
Regeneron Pharmaceuticals Inc * †	33,751	619,668
RehabCare Group Inc *	10,162	154,056
Repligen Corp *	19,600	74,088
Res-Care Inc * †	13,996	210,220
Rexahn Pharmaceuticals Inc * †	14,600	12,994
Rigel Pharmaceuticals Inc * †	20,587	164,696
RTI Biologics Inc * †	30,732	84,820
Salix Pharmaceuticals Ltd * †	26,894	237,474
Sangamo Biosciences Inc * †	21,700	75,516
Savient Pharmaceuticals Inc * †	30,540	176,827
Seattle Genetics Inc *	33,389	298,498
Sequenom Inc * †	33,100	656,704
Sirona Dental Systems Inc * †	9,491	99,656
Skilled Healthcare Group Inc ‘A’ *	9,889	83,463
Somanetics Corp *	7,400	122,174
SonoSite Inc * †	9,414	179,619
Spectranetics Corp *	17,476	45,612
Stereotaxis Inc * †	13,417	59,035
STERIS Corp †	31,830	760,419
Sucampo Pharmaceuticals Inc ‘A’ *	6,200	35,650
Sun Healthcare Group Inc * †	24,228	214,418
Sunrise Senior Living Inc * †	16,935	28,451
SurModics Inc * †	8,685	219,470
Symmetry Medical Inc *	20,005	159,440
Synovis Life Technologies Inc *	7,600	142,424
Synta Pharmaceuticals Corp * †	10,968	67,124
Targacept Inc *	9,300	33,108
The Ensign Group Inc	5,500	92,070
The Medicines Co * †	29,734	437,982
The Providence Service Corp * †	6,738	9,770
Theravance Inc * †	29,700	367,983
Thoratec Corp *	30,092	977,689
TomoTherapy Inc *	20,726	49,328
TranS1 Inc * †	7,639	55,077
Triple-S Management Corp ‘B’ *	7,973	91,690
U.S. Physical Therapy Inc *	7,500	99,975
United Therapeutics Corp * †	12,308	769,865
Universal American Corp * †	22,825	201,316
Valeant Pharmaceuticals International * †	35,901	822,133
Varian Inc * †	16,629	557,238
ViroPharma Inc * †	42,703	555,993
Virtual Radiologic Corp * †	2,480	21,030
Vision-Sciences Inc * †	8,100	12,393
Vital Images Inc *	9,555	132,910
Vivus Inc * †	36,238	192,786
VNUS Medical Technologies Inc *	7,900	128,138
Volcano Corp *	26,098	391,470
West Pharmaceutical Services Inc †	18,025	680,804
Wright Medical Group Inc * †	19,976	408,110
XenoPort Inc * †	13,954	349,966
XOMA Ltd * † (Bermuda)	74,455	46,162
ZOLL Medical Corp *	12,060	227,813
ZymoGenetics Inc * †	21,050	63,150

		63,863,908

Industrials - 16.7%

3D Systems Corp *	9,029	71,690
A.O. Smith Corp †	11,254	332,218
AAON Inc	7,099	148,227
AAR Corp * †	22,231	409,273
ABM Industries Inc ‡	25,022	476,669
ACCO Brands Corp * †	28,282	97,573
Aceto Corp	14,800	148,148
Actuant Corp ‘A’ †	31,420	597,608
Acuity Brands Inc †	22,144	773,047
Administaff Inc †	12,086	262,024
Advanced Battery Technologies Inc * †	25,300	67,298
Aerovironment Inc * †	6,111	224,946
Aircastle Ltd † (Bermuda)	27,500	131,450
AirTran Holdings Inc * †	62,036	275,440
Akeena Solar Inc * †	13,500	23,220
Alamo Group Inc	4,000	59,800
Alaska Air Group Inc * †	20,419	597,256
Albany International Corp ‘A’ †	16,545	212,438
Allegiant Travel Co * †	7,908	384,092
Altra Holdings Inc *	15,585	123,277
AMERCO Inc * †	5,134	177,277
American Commercial Lines Inc * †	20,823	102,033
American Ecology Corp †	8,420	170,337
American Railcar Industries Inc †	5,023	52,892
American Reprographics Co * †	20,162	139,118
American Science & Engineering Inc	5,108	377,788
American Superconductor Corp * †	23,528	383,742
American Woodmark Corp †	5,981	109,034
Ameron International Corp †	4,873	306,609
Ampco-Pittsburgh Corp	4,910	106,547
Amrep Corp * †	804	25,149
Apogee Enterprises Inc †	16,269	168,547
Applied Industrial Technologies Inc †	23,794	450,182
Applied Signal Technology Inc	6,200	111,228
Argon ST Inc *	7,276	137,225
Arkansas Best Corp †	11,968	360,356
Ascent Solar Technologies Inc * †	5,100	19,176
Astec Industries Inc * †	9,650	302,334
ATC Technology Corp *	12,007	175,662
Atlas Air Worldwide Holdings Inc * †	7,145	135,040
Axsys Technologies Inc *	4,600	252,356
AZZ Inc *	6,378	160,088
Badger Meter Inc †	8,099	235,033
Baldor Electric Co †	25,777	460,119
Barnes Group Inc †	26,637	386,236
Beacon Power Corp * †	55,500	29,415
Beacon Roofing Supply Inc * †	24,908	345,723
Belden Inc † ‡	25,107	524,234
Blount International Inc *	21,523	204,038
Bowne & Co Inc †	15,151	89,088
Brady Corp ‘A’ †	28,054	671,893
Briggs & Stratton Corp †	26,870	472,643
Builders FirstSource Inc * †	7,841	11,997
CAI International Inc *	3,800	12,046
Capstone Turbine Corp * †	85,000	71,400
Cascade Corp †	5,351	159,781
Casella Waste Systems Inc ‘A’ *	12,662	51,661
CBIZ Inc * †	24,944	215,766
CDI Corp †	7,522	97,335
Celadon Group Inc * †	12,308	104,987
Cenveo Inc * †	27,539	122,549

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Ceradyne Inc *	14,850	$301,604
Chart Industries Inc *	15,783	167,773
China Architectural Engineering Inc * †	11,700	28,782
China BAK Battery Inc * †	19,200	31,104
China Direct Inc *	5,100	7,395
China Fire & Security Group Inc * †	7,100	48,351
CIRCOR International Inc †	9,095	250,112
CLARCOR Inc †	28,405	942,478
Clean Harbors Inc * † ‡	11,105	704,501
Coleman Cable Inc * †	4,305	19,502
Colfax Corp *	12,600	130,914
Columbus McKinnon Corp * †	10,460	142,779
Comfort Systems USA Inc	22,608	241,001
Commercial Vehicle Group Inc *	10,975	10,207
COMSYS IT Partners Inc *	8,194	18,355
Consolidated Graphics Inc *	4,866	110,166
Cornell Cos Inc * †	5,552	103,212
CoStar Group Inc * †	11,246	370,443
Courier Corp †	5,342	95,622
CRA International Inc * †	5,737	154,497
Cubic Corp †	8,077	219,694
Curtiss-Wright Corp †	25,021	835,451
Deluxe Corp	29,523	441,664
Dollar Thrifty Automotive Group Inc * †	7,712	8,483
Ducommun Inc	6,200	103,540
Duff & Phelps Corp ‘A’ *	5,138	98,239
DXP Enterprises Inc *	4,400	64,284
Dycom Industries Inc *	22,542	185,295
Dynamex Inc *	5,140	75,815
Dynamic Materials Corp †	7,105	137,198
DynCorp International Inc ‘A’ * †	12,807	194,282
Eagle Bulk Shipping Inc †	24,570	167,567
EMCOR Group Inc * † ‡	38,016	852,699
Encore Wire Corp †	10,679	202,474
Ener1 Inc * †	20,800	148,720
Energy Conversion Devices Inc * †	24,814	625,561
Energy Recovery Inc * †	6,900	52,302
EnergySolutions Inc	18,397	103,943
EnerNOC Inc * †	6,002	44,655
EnerSys * †	15,875	174,625
Ennis Inc	13,424	162,565
EnPro Industries Inc *	11,506	247,839
ESCO Technologies Inc * †	14,609	598,239
Esterline Technologies Corp * †	16,403	621,510
Evergreen Solar Inc * †	78,120	249,203
Exponent Inc * †	8,111	243,979
Federal Signal Corp †	26,990	221,588
First Advantage Corp ‘A’ *	6,511	92,131
Flanders Corp *	8,100	37,989
Flow International Corp *	19,116	46,261
Force Protection Inc * †	38,416	229,728
Forward Air Corp †	16,375	397,421
Franklin Electric Co Inc †	12,699	356,969
FreightCar America Inc	6,186	113,018
Fuel Tech Inc * †	9,982	105,709
FuelCell Energy Inc * †	39,985	155,142
Furmanite Corp *	19,700	106,183
Fushi Copperweld Inc * †	8,500	44,795
G&K Services Inc ‘A’	11,132	225,089
Genco Shipping & Trading Ltd †	12,708	188,078
GenCorp Inc * †	28,079	103,331
Genesee & Wyoming Inc ‘A’ * †	16,628	507,154
GeoEye Inc *	9,980	191,915
Gibraltar Industries Inc †	15,729	187,804
GrafTech International Ltd * †	65,791	547,381
Graham Corp	5,200	56,264
Granite Construction Inc †	17,984	790,037
Great Lakes Dredge & Dock Corp	23,728	98,471
Griffon Corp * †	25,004	233,287
GT Solar International Inc * †	14,700	42,483
H&E Equipment Services Inc * †	9,126	70,361
Harbin Electic Inc * †	3,100	24,769
Hawaiian Holdings Inc *	21,600	137,808
Healthcare Services Group Inc †	24,133	384,439
Heartland Express Inc †	31,436	495,431
HEICO Corp †	11,912	462,543
Heidrick & Struggles International Inc †	9,830	211,738
Herley Industries Inc * †	8,300	101,924
Herman Miller Inc †	32,039	417,468
Hexcel Corp *	53,680	396,695
Hill International Inc *	12,800	90,112
HNI Corp †	25,500	403,920
Horizon Lines Inc ‘A’ †	16,835	58,754
Houston Wire & Cable Co †	10,538	98,109
Hub Group Inc ‘A’ * †	20,791	551,585
Hudson Highland Group Inc * †	12,942	43,356
Hurco Cos Inc * †	3,064	36,768
Huron Consulting Group Inc * †	11,265	645,147
ICF International Inc * †	4,200	103,194
ICT Group Inc * †	4,157	19,039
II-VI Inc * †	13,556	258,784
InnerWorkings Inc * †	18,755	122,845
Insituform Technologies Inc ‘A’ * †	15,592	307,006
Insteel Industries Inc †	9,878	111,523
Integrated Electrical Services Inc * †	4,864	42,609
Interface Inc ‘A’ †	29,967	139,047
Interline Brands Inc * †	18,993	201,896
International Shipholding Corp	3,700	93,721
JetBlue Airways Corp * †	96,094	682,267
Kadant Inc *	7,148	96,355
Kaman Corp	14,689	266,312
Kaydon Corp †	18,609	639,219
Kelly Services Inc ‘A’ †	15,450	201,004
Key Technology Inc *	3,500	66,115
Kforce Inc * †	16,617	127,619
Kimball International Inc ‘B’	19,093	164,391
Knight Transportation Inc †	31,845	513,341
Knoll Inc †	25,887	233,501
Korn/Ferry International * †	24,840	283,673
K-Tron International Inc *	1,300	103,870
LaBarge Inc *	6,400	91,840
Ladish Co Inc * †	8,242	114,152
Lawson Products Inc	2,346	53,606
Layne Christensen Co * †	10,677	256,355
LB Foster Co ‘A’ * †	6,122	191,496
LECG Corp *	14,354	96,315
Lindsay Corp †	6,269	199,292
LMI Aerospace Inc *	5,400	61,398
LSI Industries Inc	10,316	70,871
Lydall Inc *	10,100	58,075
M&F Worldwide Corp *	7,021	108,474
Marten Transport Ltd * †	7,841	148,665
MasTec Inc *	22,575	261,418
McGrath RentCorp	12,924	276,057
Medis Technologies Ltd * †	13,633	6,135
Metalico Inc * †	14,200	22,010
Met-Pro Corp	9,400	125,208
Michael Baker Corp *	3,704	136,715
Microvision Inc * †	35,200	59,136
Mine Safety Appliances Co †	17,329	414,336
Mobile Mini Inc * †	19,518	281,450
Moog Inc ‘A’ * †	23,835	871,646
MPS Group Inc * †	52,747	397,185
Mueller Industries Inc	20,903	524,247
Mueller Water Products Inc ‘A’ †	61,973	520,573
Multi-Color Corp	5,080	80,366
NACCO Industries Inc ‘A’	3,085	115,410
Navigant Consulting Inc *	27,654	438,869

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
NCI Building Systems Inc * †	11,144	$181,647
NN Inc	9,800	22,442
Nordson Corp †	18,879	609,603
Northwest Pipe Co *	4,983	212,326
Odyssey Marine Exploration Inc * †	24,984	80,448
Old Dominion Freight Line Inc * †	14,824	421,891
Omega Flex Inc	1,400	29,316
On Assignment Inc * †	19,424	110,134
Orbital Sciences Corp * †	32,939	643,299
Orion Energy Systems Inc * †	4,517	24,437
Orion Marine Group Inc *	12,900	124,614
Otter Tail Corp †	18,950	442,104
Pacer International Inc †	19,529	203,687
Park-Ohio Holdings Corp *	4,213	25,994
Patriot Transportation Holding Inc *	827	57,948
Perini Corp * †	27,391	640,402
Pike Electric Corp *	9,114	112,102
Plug Power Inc * †	49,100	50,082
PMFG Inc * †	7,000	66,920
Polypore International Inc *	7,892	59,664
Powell Industries Inc *	4,333	125,744
Power-One Inc * †	42,015	49,998
PowerSecure International Inc * †	11,000	36,190
Preformed Line Products Co †	1,271	58,517
PRG-Schultz International Inc *	9,500	38,760
Protection One Inc * †	3,350	16,013
Quanex Building Products Corp	20,930	196,114
Raven Industries Inc	9,010	217,141
RBC Bearings Inc * †	12,294	249,322
Regal-Beloit Corp †	18,094	687,391
Republic Airways Holdings Inc *	18,497	197,363
Resources Connection Inc *	26,146	428,271
Robbins & Myers Inc †	15,745	254,597
Rollins Inc †	23,393	422,945
RSC Holdings Inc * †	26,188	223,122
Rush Enterprises Inc ‘A’ * †	18,927	162,204
Saia Inc *	7,655	83,133
Sauer-Danfoss Inc	5,628	49,245
Schawk Inc †	7,551	86,534
School Specialty Inc * †	11,165	213,475
Seaboard Corp	180	214,920
Simpson Manufacturing Co Inc †	20,722	575,243
SkyWest Inc †	32,833	610,694
Spherion Corp *	31,129	68,795
Standard Parking Corp *	4,790	92,639
Standex International Corp	7,077	140,408
Stanley Inc *	4,502	163,062
Sterling Construction Co Inc *	7,000	129,780
Sun Hydraulics Corp	6,021	113,436
SYKES Enterprises Inc * †	18,473	353,204
TAL International Group Inc	8,228	116,015
Taser International Inc * †	35,244	186,088
TBS International Ltd ‘A’ * (Bermuda)	4,491	45,045
Team Inc *	10,723	297,027
Tecumseh Products Co ‘B’ *	9,534	91,050
Teledyne Technologies Inc *	19,833	883,560
Tennant Co †	9,337	143,790
Tetra Tech Inc *	33,002	796,998
Textainer Group Holdings Ltd (Bermuda)	5,041	53,435
The Advisory Board Co *	9,466	211,092
The Geo Group Inc * †	28,966	522,257
The Gorman-Rupp Co †	7,459	232,124
The Greenbrier Cos Inc	9,200	63,204
The Middleby Corp * †	9,818	267,737
The Standard Register Co †	9,423	84,147
Thermadyne Holdings Corp *	7,600	52,212
Titan International Inc †	19,067	157,303
Titan Machinery Inc * †	3,545	49,843
TransDigm Group Inc * †	18,569	623,361
Tredegar Corp	13,568	246,666
Trex Co Inc * †	8,532	140,437
Trimas Corp *	7,233	9,982
Triumph Group Inc	8,949	379,975
TrueBlue Inc *	24,947	238,743
TurboChef Technologies Inc * †	10,387	51,000
Twin Disc Inc	4,886	33,665
UAL Corp †	69,000	760,380
Ultralife Corp *	7,900	105,939
Ultrapetrol Bahamas Ltd * (Bahamas)	14,805	47,228
United Capital Corp *	700	12,698
United Stationers Inc * †	12,592	421,706
Universal Forest Products Inc †	9,362	251,931
Universal Truckload Services Inc *	3,042	43,075
US Airways Group Inc * †	62,000	479,260
Valence Technology Inc * †	26,800	48,776
Viad Corp †	11,210	277,335
Vicor Corp	9,978	65,955
Volt Information Sciences Inc *	7,111	51,413
VSE Corp	2,500	98,075
Wabash National Corp †	17,261	77,674
Waste Connections Inc * †	43,630	1,377,399
Waste Services Inc *	11,276	74,196
Watsco Inc †	13,043	500,851
Watson Wyatt Worldwide Inc ‘A’	23,336	1,115,928
Watts Water Technologies Inc ‘A’ †	16,474	411,356
Werner Enterprises Inc †	22,559	391,173
Westinghouse Air Brake Technologies Corp †	26,480	1,052,580
Woodward Governor Co †	32,853	756,276
Xerium Technologies Inc *	11,711	7,835
YRC Worldwide Inc * †	32,800	94,136

		69,988,019

Information Technology - 15.7%

3Com Corp * †	224,332	511,477
3PAR Inc * †	16,449	126,164
ACI Worldwide Inc * †	19,317	307,140
Acme Packet Inc *	16,531	86,953
Actel Corp * †	14,362	168,323
Actuate Corp * †	33,664	99,645
Acxiom Corp	33,900	274,929
Adaptec Inc *	65,708	216,836
ADTRAN Inc †	29,920	445,210
Advanced Analogic Technologies Inc * †	27,773	83,874
Advanced Energy Industries Inc *	19,174	190,781
Advent Software Inc * †	9,502	189,755
Agilysys Inc †	13,169	56,495
Airvana Inc *	12,300	75,276
American Software Inc ‘A’	14,500	68,150
Amkor Technology Inc * †	60,759	132,455
ANADIGICS Inc * †	35,199	52,095
Anaren Inc *	8,448	100,954
Anixter International Inc * †	16,644	501,317
Applied Micro Circuits Corp * †	33,141	130,244
ArcSight Inc *	2,200	17,622
Ariba Inc * †	48,744	351,444
ARRIS Group Inc * †	69,784	554,783
Art Technology Group Inc * †	72,018	138,995
Aruba Networks Inc *	31,194	79,545
AsiaInfo Holdings Inc *	18,148	214,872
Asyst Technologies Inc * †	27,956	6,989
Atheros Communications Inc * †	33,364	477,439
ATMI Inc * †	18,664	287,986
AuthenTec Inc *	15,082	25,187
Avanex Corp *	6,650	6,982
Avid Technology Inc * †	17,472	190,620
Avocent Corp * †	24,141	432,365
Axcelis Technologies Inc * †	53,243	27,154
Bankrate Inc * †	6,673	253,574

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Bel Fuse Inc ‘B’ †	6,097	$129,256
Benchmark Electronics Inc * †	37,662	480,944
BigBand Networks Inc *	18,816	103,864
Black Box Corp †	9,904	258,692
Blackbaud Inc †	24,846	335,421
Blackboard Inc * †	17,423	457,005
Blue Coat Systems Inc * †	18,668	156,811
Bookham Inc * †	61,700	27,765
Bottomline Technologies Inc * †	11,114	78,909
Brightpoint Inc * †	28,088	122,183
Brooks Automation Inc *	35,732	207,603
Cabot Microelectronics Corp *	12,406	323,424
CACI International Inc ‘A’ * †	17,052	768,875
Callidus Software Inc *	18,800	56,212
Cass Information Systems Inc †	3,566	108,620
Cavium Networks Inc * †	16,761	176,158
Ceva Inc *	12,500	87,500
Checkpoint Systems Inc *	22,328	219,708
China Information Security Technology Inc * †	11,800	42,480
China Security & Surveillance Technology Inc * †	14,700	65,121
Chordiant Software Inc *	15,499	41,227
CIBER Inc * †	30,150	145,022
Cirrus Logic Inc *	37,726	101,106
Cogent Inc *	22,336	303,100
Cognex Corp †	22,994	340,311
Cogo Group Inc *	15,580	75,719
Coherent Inc *	13,100	281,126
Cohu Inc †	12,962	157,488
Commvault Systems Inc *	24,602	329,913
Compellent Technologies Inc *	8,689	83,588
comScore Inc *	10,569	134,755
Comtech Telecommunications Corp * †	13,177	603,770
Comverge Inc * †	13,076	64,072
Concur Technologies Inc * †	23,564	773,370
Constant Contact Inc * †	11,111	147,221
CPI International Inc *	3,982	34,484
Cray Inc *	18,154	37,760
CSG Systems International Inc * †	18,628	325,431
CTS Corp †	18,805	103,616
CyberSource Corp * †	38,471	461,267
Cymer Inc * †	16,138	353,584
Daktronics Inc †	19,005	177,887
Data Domain Inc * †	18,243	342,968
DealerTrack Holdings Inc * †	23,255	276,502
Deltek Inc *	4,814	22,337
DemandTec Inc *	10,300	83,121
DG FastChannel Inc *	9,149	114,180
Dice Holdings Inc *	8,719	35,574
Digi International Inc *	14,154	114,789
Digimarc Corp *	3,113	31,192
Digital River Inc *	20,123	499,050
Diodes Inc * †	15,677	95,003
DivX Inc *	13,014	68,063
Double-Take Software Inc *	10,403	93,315
DSP Group Inc * †	11,114	89,134
DTS Inc * †	9,530	174,876
EarthLink Inc * †	62,809	424,589
Ebix Inc * †	3,300	78,870
Echelon Corp * †	16,653	135,722
Electro Rent Corp	12,386	138,228
Electro Scientific Industries Inc *	15,290	103,819
Electronics for Imaging Inc * †	29,935	286,179
Elixir Gaming Technologies Inc * †	44,900	5,837
EMCORE Corp * †	42,600	55,380
EMS Technologies Inc *	8,476	219,274
Emulex Corp * †	46,982	327,934
Entegris Inc *	60,002	131,404
Entropic Communications Inc * †	800	400
Entrust Inc *	37,700	59,566
Epicor Software Corp * †	33,406	160,349
EPIQ Systems Inc * †	20,362	340,249
Euronet Worldwide Inc *	27,218	316,001
Exar Corp * †	22,363	149,161
ExlService Holdings Inc *	8,492	72,776
Extreme Networks Inc * †	54,862	128,377
Fair Isaac Corp	27,100	456,906
FalconStor Software Inc * †	22,717	63,153
FARO Technologies Inc *	9,109	153,578
FEI Co *	21,015	396,343
Finisar Corp * †	223,959	85,104
FormFactor Inc * †	28,007	408,902
Forrester Research Inc * †	8,050	227,090
Gartner Inc * †	33,611	599,284
Gerber Scientific Inc * †	11,859	60,599
Gevity HR Inc	13,942	21,052
Global Cash Access Holdings Inc *	21,011	46,644
Globecomm Systems Inc *	12,600	69,174
GSI Commerce Inc * †	13,851	145,713
Guidance Software Inc *	6,200	25,296
Harmonic Inc * †	53,960	302,716
Harris Stratex Networks Inc ‘A’ *	12,957	66,858
Heartland Payment Systems Inc †	13,474	235,795
Hittite Microwave Corp * †	10,798	318,109
HSW International Inc * †	13,861	5,267
Hughes Communications Inc *	3,498	55,758
Hutchinson Technology Inc * †	14,152	49,249
Hypercom Corp * †	30,018	32,419
i2 Technologies Inc * †	8,739	55,842
ICx Technologies Inc * †	6,800	53,788
iGate Corp *	11,204	72,938
Imation Corp †	15,576	211,366
Immersion Corp *	13,161	77,518
Infinera Corp * †	51,460	461,082
infoGROUP Inc	16,678	79,054
Informatica Corp * †	48,290	663,022
InfoSpace Inc	19,324	145,896
Insight Enterprises Inc * †	26,400	182,160
Integral Systems Inc *	8,724	105,124
Interactive Intelligence Inc *	7,383	47,325
InterDigital Inc * †	25,562	702,955
Intermec Inc * †	34,383	456,606
Internap Network Services Corp * †	28,397	70,992
Internet Brands Inc ‘A’ * †	14,000	81,480
Internet Capital Group Inc * †	19,826	108,052
Interwoven Inc *	26,457	333,358
Intevac Inc *	12,175	61,727
IPG Photonics Corp *	10,452	137,757
Isilon Systems Inc * †	16,168	53,193
Ixia *	22,478	129,923
IXYS Corp	12,552	103,680
j2 Global Communications Inc *	24,982	500,639
Jack Henry & Associates Inc †	41,084	797,440
JDA Software Group Inc *	14,471	190,004
KEMET Corp * †	47,271	12,295
Kenexa Corp * †	12,865	102,663
Keynote Systems Inc *	7,749	59,745
Kopin Corp *	42,200	86,088
Kulicke & Soffa Industries Inc * †	30,157	51,267
L-1 Identity Solutions Inc * †	38,361	258,553
Lattice Semiconductor Corp * †	63,375	95,696
Lawson Software Inc * †	68,401	324,221
Limelight Networks Inc * †	10,970	26,876
Liquidity Services Inc * †	9,044	75,337
Littelfuse Inc * †	12,203	202,570
LoopNet Inc * †	17,331	118,197
Loral Space & Communications Inc * †	5,877	85,393
LTX-Credence Corp *	73,068	19,728

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Macrovision Solutions Corp * †	45,071	$570,148
Magma Design Automation Inc * †	23,648	24,121
Manhattan Associates Inc * †	12,609	199,348
ManTech International Corp ‘A’ *	11,417	618,687
Marchex Inc ‘B’ †	13,352	77,842
Mattson Technology Inc * †	27,815	39,219
MAXIMUS Inc †	9,378	329,262
Maxwell Technologies Inc * †	11,100	56,277
Measurement Specialties Inc *	7,318	50,860
Mentor Graphics Corp * †	50,648	261,850
MercadoLibre Inc *	14,152	232,234
Mercury Computer Systems Inc *	12,798	80,755
Methode Electronics Inc	21,354	143,926
Micrel Inc †	28,154	205,806
MICROS Systems Inc * †	45,871	748,615
Microsemi Corp * †	44,023	556,451
MicroStrategy Inc ‘A’ *	5,205	193,262
Microtune Inc *	29,892	60,980
Midway Games Inc * †	11,561	1,850
MIPS Technologies Inc *	22,253	24,701
MKS Instruments Inc * †	27,772	410,748
ModusLink Global Solutions Inc *	27,591	79,738
Monolithic Power Systems Inc * †	15,174	191,344
Monotype Imaging Holdings Inc *	9,343	54,189
Move Inc *	72,304	115,686
MRV Communications Inc * †	81,177	62,506
MSC Software Corp *	24,710	165,063
MTS Systems Corp †	9,898	263,683
Multi-Fineline Electronix Inc * †	4,806	56,182
NCI Inc *	4,100	123,533
Ness Technologies Inc *	23,317	99,797
Net 1 U.E.P.S. Technologies Inc *	26,753	366,516
Netezza Corp *	22,393	148,690
NETGEAR Inc * †	19,255	219,700
Netlogic Microsystems Inc * †	8,945	196,879
NetScout Systems Inc *	16,000	137,920
NetSuite Inc * †	3,659	30,882
Neutral Tandem Inc *	9,058	146,921
Newport Corp * †	21,273	144,231
NextWave Wireless Inc * †	29,542	2,659
NIC Inc	20,118	92,543
Novatel Wireless Inc * †	14,551	67,517
NVE Corp * †	2,100	54,873
Omniture Inc * †	34,825	370,538
OmniVision Technologies Inc *	26,775	140,569
Online Resources Corp * †	15,285	72,451
OpenTV Corp ‘A’ * (United Kingdom)	48,056	59,109
Oplink Communications Inc * †	11,583	99,614
OPNET Technologies Inc *	8,500	83,810
OpNext Inc *	9,576	16,758
Orbcomm Inc * †	14,557	31,443
OSI Systems Inc *	7,769	107,601
Palm Inc * †	61,866	189,929
Parametric Technology Corp * †	62,620	792,143
Park Electrochemical Corp †	11,461	217,301
ParkerVision Inc * †	13,900	34,333
PC Connection Inc *	5,370	27,494
PC Mall Inc *	7,000	28,070
PCTEL Inc	12,800	84,096
Pegasystems Inc	6,979	86,260
Perficient Inc * †	17,568	83,975
Pericom Semiconductor Corp *	13,846	75,876
Perot Systems Corp ‘A’ *	48,284	660,042
Phoenix Technologies Ltd *	12,000	42,000
Photronics Inc * †	22,739	44,341
Plantronics Inc †	28,058	370,366
Plexus Corp * †	22,981	389,528
PLX Technology Inc * †	14,707	25,296
PMC-Sierra Inc * †	124,304	604,117
Polycom Inc * †	47,934	647,588
Power Integrations Inc †	16,900	335,972
Powerwave Technologies Inc * †	74,034	37,017
Presstek Inc *	17,300	55,533
Progress Software Corp * †	23,343	449,586
PROS Holdings Inc *	8,021	46,121
QAD Inc †	6,994	29,305
Quality Systems Inc †	9,731	424,466
Quantum Corp * †	103,544	37,276
Quest Software Inc *	40,300	507,377
Rackable Systems Inc *	16,682	65,727
Rackspace Hosting Inc * †	7,500	40,350
Radiant Systems Inc *	14,466	48,750
RadiSys Corp * †	12,662	70,021
RealNetworks Inc * †	51,139	180,521
Renaissance Learning Inc †	4,366	39,250
RF Micro Devices Inc * †	148,134	115,545
RightNow Technologies Inc * †	16,366	126,509
Rimage Corp *	5,381	72,159
Riverbed Technology Inc * †	30,100	342,839
Rofin-Sinar Technologies Inc * †	16,748	344,674
Rogers Corp * †	10,409	289,058
Rubicon Technology Inc * †	7,938	33,816
Rudolph Technologies Inc * †	15,678	55,343
S1 Corp *	27,581	217,614
Safeguard Scientifics Inc * †	62,032	41,561
Sanmina-SCI Corp * †	305,544	143,606
Sapient Corp * †	51,017	226,515
SAVVIS Inc * †	21,891	150,829
ScanSource Inc * †	15,205	293,000
SeaChange International Inc * †	17,341	125,029
Semitool Inc * †	11,371	34,682
Semtech Corp *	32,856	370,287
ShoreTel Inc *	26,360	118,356
Sigma Designs Inc * †	14,713	139,773
Silicon Image Inc * †	42,176	177,139
Silicon Storage Technology Inc * †	47,091	107,838
SiRF Technology Holdings Inc * †	33,286	42,606
Skyworks Solutions Inc * †	88,520	490,401
SMART Modular Technologies Inc * (Cayman)	24,918	38,374
Smith Micro Software Inc * †	16,501	91,746
Solera Holdings Inc *	28,767	693,285
Sonic Solutions Inc *	12,460	21,930
SonicWALL Inc *	32,923	131,034
Sonus Networks Inc * †	116,719	184,416
Sourcefire Inc *	12,600	70,560
Spansion Inc ‘A’ * †	75,798	14,349
SPSS Inc *	9,935	267,848
SRA International Inc ‘A’ *	23,685	408,566
Standard Microsystems Corp * †	12,631	206,391
Starent Networks Corp *	17,357	207,069
STEC Inc * †	14,700	62,622
Stratasys Inc * †	11,581	124,496
SuccessFactors Inc * †	12,629	72,490
Super Micro Computer Inc *	12,335	78,081
Supertex Inc *	6,261	150,327
SupportSoft Inc *	28,900	64,447
Switch & Data Facilities Co Inc * †	12,143	89,737
Sybase Inc * †	43,247	1,071,228
Sycamore Networks Inc *	105,743	284,449
Symmetricom Inc * †	25,911	102,348
Symyx Technologies Inc *	18,947	112,545
Synaptics Inc * †	18,449	305,515
Synchronoss Technologies Inc * †	12,749	135,904
SYNNEX Corp * †	10,356	117,333
Syntel Inc †	6,558	151,621
Take-Two Interactive Software Inc *	43,030	325,307
Taleo Corp ‘A’ * †	13,676	107,083
Technitrol Inc	21,525	74,907

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
TechTarget Inc * †	7,263	$31,376
Techwell Inc *	7,673	49,874
Tekelec * †	36,289	484,095
TeleCommunication Systems Inc ‘A’ *	20,300	174,377
TeleTech Holdings Inc * †	21,740	181,529
Terremark Worldwide Inc * †	26,781	104,178
Tessera Technologies Inc * †	27,683	328,874
The Hackett Group Inc *	24,900	72,708
The Knot Inc * †	15,868	132,022
The Ultimate Software Group Inc * †	13,858	202,327
TheStreet.com Inc †	12,409	35,986
THQ Inc * †	38,025	159,325
TIBCO Software Inc * †	106,254	551,458
TiVo Inc * †	57,403	411,005
TNS Inc *	13,818	129,751
Transmeta Corp * †	7,400	134,680
Trident Microsystems Inc * †	34,328	64,880
TriQuint Semiconductor Inc * †	82,468	283,690
TTM Technologies Inc * †	24,041	125,254
Tyler Technologies Inc * †	20,877	250,106
Ultra Clean Holdings Inc *	10,834	21,776
Ultratech Inc *	13,117	156,879
Unica Corp *	5,632	30,863
United Online Inc †	44,151	267,997
Universal Display Corp * †	14,861	140,436
UTStarcom Inc * †	64,088	118,563
ValueClick Inc * †	46,808	320,167
VASCO Data Security International Inc * †	15,121	156,200
Veeco Instruments Inc * †	15,783	100,064
VeriFone Holdings Inc * †	39,200	192,080
ViaSat Inc * †	14,629	352,266
Vignette Corp * †	13,902	130,818
Virtusa Corp *	5,900	33,276
VistaPrint Ltd * † (Bermuda)	25,231	469,549
Vocus Inc * †	9,455	172,176
Volterra Semiconductor Corp * †	14,916	106,649
Web.com Group Inc *	16,800	61,488
Websense Inc * †	25,970	388,771
Wind River Systems Inc * †	39,191	353,895
Wright Express Corp * †	20,887	263,176
Zoran Corp * †	30,042	205,187
Zygo Corp *	8,157	56,365

		65,858,013

Materials - 3.7%

A. Schulman Inc †	15,233	258,961
A.M. Castle & Co †	9,024	97,730
AbitibiBowater Inc * †	30,911	14,528
AEP Industries Inc *	2,878	50,595
Allied Nevada Gold Corp *	24,300	122,958
AMCOL International Corp †	14,261	298,768
American Vanguard Corp †	9,533	111,536
Apex Silver Mines Ltd * † (Cayman)	23,780	23,304
Arch Chemicals Inc †	13,869	361,565
Balchem Corp	9,451	235,424
Boise Inc * †	20,138	8,257
Brush Engineered Materials Inc * †	11,113	141,357
Buckeye Technologies Inc * †	19,992	72,771
Bway Holding Co *	3,500	27,860
Calgon Carbon Corp *	29,217	448,773
China Precision Steel Inc *	11,600	14,500
Clearwater Paper Corp * †	6,291	52,778
Coeur d’Alene Mines Corp * †	312,766	278,424
Compass Minerals International Inc †	17,800	1,044,148
Deltic Timber Corp †	5,883	269,147
Ferro Corp †	25,259	178,076
Flotek Industries Inc * †	12,773	32,188
General Moly Inc * †	34,478	40,684
General Steel Holdings Inc * †	4,500	17,955
GenTek Inc *	4,441	66,837
Glatfelter †	23,597	219,452
Graphic Packaging Holding Co *	78,721	89,742
H.B. Fuller Co †	27,917	449,743
Haynes International Inc *	6,876	169,287
Headwaters Inc * †	24,517	165,490
Hecla Mining Co * †	88,692	248,338
Horsehead Holding Corp * †	20,372	95,748
ICO Inc *	17,100	54,036
Innophos Holdings Inc	6,162	122,069
Innospec Inc	13,019	76,682
Kaiser Aluminum Corp	8,347	187,974
Kapstone Paper & Packaging Corp * †	12,000	28,560
Koppers Holdings Inc †	11,996	259,354
Landec Corp *	12,344	81,224
Louisiana-Pacific Corp †	57,500	89,700
LSB Industries Inc * †	10,268	85,430
Mercer International Inc * †	16,348	31,388
Minerals Technologies Inc †	10,091	412,722
Myers Industries Inc †	15,968	127,744
Neenah Paper Inc †	8,198	72,470
NewMarket Corp †	7,738	270,134
NL Industries Inc †	3,864	51,778
Olin Corp †	40,826	738,134
Olympic Steel Inc †	4,382	89,261
OM Group Inc * †	17,292	365,034
Penford Corp	7,100	71,852
PolyOne Corp * †	50,502	159,081
Quaker Chemical Corp	6,200	101,990
Rock-Tenn Co ‘A’ †	21,281	727,385
Rockwood Holdings Inc * †	23,281	251,435
Royal Gold Inc †	15,849	779,929
RTI International Metals Inc * †	11,931	170,733
Schweitzer-Mauduit International Inc †	8,857	177,317
Sensient Technologies Corp †	27,014	645,094
ShengdaTech Inc * †	14,680	51,674
Silgan Holdings Inc †	14,021	670,344
Solutia Inc *	51,300	230,850
Spartech Corp †	16,827	105,337
Stepan Co	3,284	154,315
Stillwater Mining Co * †	21,446	105,943
Sutor Technology Group Ltd *	5,600	12,936
Texas Industries Inc †	13,208	455,676
U.S. Concrete Inc * †	18,540	62,294
United States Lime & Minerals Inc * †	900	21,555
Universal Stainless & Alloy *	3,505	50,787
Verso Paper Corp †	9,300	9,579
W.R. Grace & Co *	40,350	240,889
Wausau Paper Corp	24,805	283,769
Westlake Chemical Corp †	10,400	169,416
Worthington Industries Inc †	36,877	406,385
Zep Inc	11,642	224,807
Zoltek Cos Inc * †	15,800	142,042

		15,334,032

Telecommunication Services - 1.2%

Alaska Communications Systems Group Inc †	24,312	228,047
Atlantic Tele-Network Inc †	4,831	128,263
Cbeyond Inc * †	14,087	225,110
Centennial Communications Corp * †	38,642	311,455
Cincinnati Bell Inc * †	134,847	260,255
Cogent Communications Group Inc * †	26,870	175,461
Consolidated Communications Holdings Inc †	11,823	140,457
FairPoint Communications Inc †	50,122	164,400
FiberTower Corp *	54,308	8,689
General Communication Inc ‘A’ * †	26,710	216,084
Global Crossing Ltd * † (Bermuda)	15,187	120,585
Globalstar Inc * †	27,040	5,408
Hungarian Telephone & Cable Corp *	1,700	14,620

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Ibasis Inc *	17,017	$23,994
ICO Global Communications Holdings Ltd *	53,162	60,073
IDT Corp ‘B’ * †	23,423	8,830
Iowa Telecommunications Services Inc †	17,967	256,569
iPCS Inc *	9,620	65,993
NTELOS Holdings Corp †	16,535	407,753
PAETEC Holding Corp *	68,594	98,775
Premiere Global Services Inc * †	34,380	296,012
Shenandoah Telecommunications Co †	12,571	352,617
Syniverse Holdings Inc * †	29,404	351,084
TerreStar Corp * †	31,200	12,480
tw telecom Inc * †	82,830	701,570
USA Mobility Inc *	13,141	152,041
Virgin Mobile USA Inc ‘A’ * †	14,099	11,176
Vonage Holdings Corp * †	28,870	18,947

		4,816,748

Utilities - 4.4%

ALLETE Inc †	13,954	450,296
American States Water Co †	9,752	321,621
Avista Corp †	30,561	592,272
Black Hills Corp †	20,523	553,300
Cadiz Inc *	6,197	77,524
California Water Service Group †	10,939	507,898
Central Vermont Public Service Corp	5,824	138,961
CH Energy Group Inc †	8,885	456,600
Chesapeake Utilities Corp	4,400	138,512
Cleco Corp †	33,917	774,325
Connecticut Water Service Inc	5,500	129,855
Consolidated Water Co Ltd † (Cayman)	7,367	92,087
El Paso Electric Co *	25,185	455,597
IDACORP Inc †	24,364	717,520
ITC Holdings Corp	27,681	1,209,106
MGE Energy Inc †	12,283	405,339
Middlesex Water Co	8,400	144,732
New Jersey Resources Corp †	22,740	894,819
Nicor Inc †	24,497	851,026
Northwest Natural Gas Co †	14,844	656,550
NorthWestern Corp †	20,892	490,335
Ormat Technologies Inc	9,940	316,788
Piedmont Natural Gas Co Inc †	41,068	1,300,624
PNM Resources Inc	46,338	467,087
Portland General Electric Co	35,847	697,941
SJW Corp †	7,678	229,879
South Jersey Industries Inc †	16,615	662,108
Southwest Gas Corp †	24,127	608,483
Southwest Water Co	13,144	42,324
Synthesis Energy Systems Inc *	11,900	8,092
The Empire District Electric Co †	19,012	334,611
The Laclede Group Inc †	12,281	575,242
UIL Holdings Corp †	14,204	426,546
UniSource Energy Corp †	19,394	569,408
US Geothermal Inc *	39,100	32,453
Westar Energy Inc †	57,073	1,170,567
WGL Holdings Inc †	26,750	874,457

		18,374,885

Total Common Stocks (Cost $683,675,787)		415,182,331

CLOSED-END MUTUAL FUND - 0.0%

Kayne Anderson Energy Development Co	5,630	42,281

Total Closed-End Mutual Fund (Cost $136,876)		42,281

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.4%

Time Deposit - 2.4%

State Street Bank & Trust Co 0.050% due 01/02/09	$10,143,000	10,143,000

Total Short-Term Investment (Cost $10,143,000)		10,143,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 101.4% (Cost $693,955,663)		425,367,612

	Shares

SECURITIES LENDING COLLATERAL - 29.5%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	127,731,635	123,771,955

The Mellon GSL Reinvestment Trust II 0.000% + ¤	3,686,017	95,836

Total Securities Lending Collateral (Cost $131,417,652)		123,867,791

TOTAL INVESTMENTS - 130.9% (Cost $825,373,315)		549,235,403

OTHER ASSETS & LIABILITIES, NET — (30.9%)		(129,715,431)

NET ASSETS - 100.0%		$419,519,972

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	31.9%
Financials	23.1%
Industrials	16.7%
Information Technology	15.7%
Health Care	15.2%
Consumer Discretionary	10.8%
Energy	4.4%
Utilities	4.4%
Consumer Staples	3.8%
Materials	3.7%
Telecommunication Services	1.2%
Closed-End Mutual Fund	0.0%

130.9%
Other Assets & Liabilities, Net	(30.9%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $123,867,791 or 29.5% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

(d)	Securities with a total aggregate market value of $95,836 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

(f)	Securities with an aggregate market value of $4,456,093 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2008:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 E-Mini (03/09)	110	$5,263,191	$213,485

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 29

PACIFIC SELECT FUND
MAIN STREET CORE® PORTFOLIO
Schedule of Investments
December 31, 2008

	Shares	Value
COMMON STOCKS - 98.6%

Consumer Discretionary - 9.5%

Aaron Rents Inc †	14,500	$385,990
Abercrombie & Fitch Co ‘A’ †	45,700	1,054,299
Aeropostale Inc * †	82,000	1,320,200
American Eagle Outfitters Inc †	89,700	839,592
American Greetings Corp ‘A’	35,800	271,006
Ameristar Casinos Inc †	9,000	77,760
AnnTaylor Stores Corp *	107,800	622,006
Arbitron Inc †	6,200	82,336
ArvinMeritor Inc †	55,300	157,605
Autoliv Inc	50,700	1,088,022
AutoNation Inc * †	125,600	1,240,928
Bally Technologies Inc *	8,000	192,240
Barnes & Noble Inc †	54,200	813,000
bebe Stores Inc †	33,600	250,992
Best Buy Co Inc †	295,400	8,303,694
Big Lots Inc * †	55,200	799,848
Bob Evans Farms Inc †	23,600	482,148
BorgWarner Inc †	43,000	936,110
Boyd Gaming Corp †	90,900	429,957
Brinker International Inc †	74,800	788,392
Brink’s Home Security Holdings Inc *	10,900	238,928
Brunswick Corp †	95,063	400,215
Cablevision Systems Corp ‘A’ †	62,200	1,047,448
Callaway Golf Co †	69,000	641,010
Career Education Corp * †	43,900	787,566
Carnival Corp † (Panama)	69,300	1,685,376
Carter’s Inc * †	27,400	527,724
CBS Corp ‘B’ †	797,500	6,531,525
CEC Entertainment Inc *	36,600	887,550
Centex Corp †	45,225	481,194
Central European Media Enterprise Ltd ‘A’ * † (Bermuda)	4,100	89,052
Chico’s FAS Inc *	7,500	31,350
Chipotle Mexican Grill Inc ‘B’ * †	617	35,348
Cinemark Holdings Inc	700	5,201
Clear Channel Outdoor Holdings Inc ‘A’ * †	24,800	152,520
Coach Inc *	78,000	1,620,060
Corinthian Colleges Inc * †	21,700	355,229
Cox Radio Inc ‘A’ * †	20,300	122,003
Dillard’s Inc ‘A’ †	94,400	374,768
DISH Network Corp ‘A’ *	86,900	963,721
Dollar Tree Inc *	35,400	1,479,720
DreamWorks Animation SKG Inc ‘A’ *	46,700	1,179,642
Exide Technologies * †	5,200	27,508
Expedia Inc *	113,100	931,944
Federal Mogul Corp *	500	2,115
Foot Locker Inc	72,000	528,480
Fossil Inc *	38,400	641,280
Gannett Co Inc †	83,000	664,000
Gentex Corp †	53,200	469,756
Guess? Inc †	30,400	466,640
Harman International Industries Inc †	52,856	884,281
Harte-Hanks Inc †	16,000	99,840
Hearst-Argyle Television Inc †	2,700	16,362
Hillenbrand Inc	2,600	43,368
HSN Inc *	16,880	122,718
International Speedway Corp ‘A’	15,900	456,807
Interval Leisure Group Inc *	16,880	90,983
J.Crew Group Inc * †	3,800	46,360
Jack in the Box Inc * †	47,300	1,044,857
Jarden Corp *	8,600	98,900
Johnson Controls Inc †	134,300	2,438,888
Jones Apparel Group Inc †	81,400	477,004
KB Home †	21,000	286,020
Kohl’s Corp *	48,700	1,762,940
Lamar Advertising Co ‘A’ * †	47,300	594,088
Lear Corp * †	64,372	90,764
Lennar Corp ‘A’ †	74,400	645,048
Liberty Media Corp — Capital ‘A’ *	17,000	80,070
Liberty Media Corp — Entertainment ‘A’ *	53,500	935,180
Liberty Media Corp — Interactive ‘A’ * †	198,230	618,478
Life Time Fitness Inc * †	16,100	208,495
Limited Brands Inc †	112,500	1,129,500
Liz Claiborne Inc †	155,700	404,820
LKQ Corp * †	16,700	194,722
Lowe’s Cos Inc	25,400	546,608
M.D.C. Holdings Inc	5,800	175,740
Macy’s Inc †	110,100	1,139,535
McDonald’s Corp	36,900	2,294,811
Mediacom Communications Corp ‘A’ * †	1,300	5,590
Meredith Corp †	53,442	914,927
Meritage Homes Corp *	10,645	129,550
Netflix Inc * †	47,900	1,431,731
News Corp ‘A’	679,700	6,178,473
Nordstrom Inc †	55,000	732,050
Office Depot Inc *	192,900	574,842
OfficeMax Inc †	11,400	87,096
Panera Bread Co ‘A’ * †	14,500	757,480
Papa John’s International Inc *	5,900	108,737
Penske Auto Group Inc †	34,800	267,264
Phillips-Van Heusen Corp	41,100	827,343
Polaris Industries Inc †	20,200	578,730
Polo Ralph Lauren Corp †	18,200	826,462
Pool Corp †	7,700	138,369
priceline.com Inc * †	16,700	1,229,955
Pulte Homes Inc †	7,800	85,254
Quiksilver Inc *	66,300	121,992
RadioShack Corp	65,600	783,264
Regis Corp †	14,000	203,420
Rent-A-Center Inc * †	46,200	815,430
Ross Stores Inc	15,900	472,707
Sally Beauty Holdings Inc * †	62,100	353,349
Scholastic Corp †	27,800	377,524
Service Corp International	91,400	454,258
Signet Jewelers Ltd † (Bermuda)	900	7,803
Skechers U.S.A. Inc ‘A’ *	19,500	249,990
Snap-on Inc	27,300	1,075,074
Sonic Corp * †	19,900	242,183
Speedway Motorsports Inc	12,700	204,597
Tempur-Pedic International Inc †	71,000	503,390
The Buckle Inc †	31,200	680,784
The Children’s Place Retail Stores Inc * †	43,100	934,408
The DIRECTV Group Inc * †	144,900	3,319,659
The Dress Barn Inc * †	61,217	657,471
The Gap Inc †	485,400	6,499,506
The Goodyear Tire & Rubber Co * †	128,600	767,742
The Gymboree Corp *	13,300	346,997
The Home Depot Inc	87,600	2,016,552
The McGraw-Hill Cos Inc	111,600	2,588,004
The Men’s Wearhouse Inc †	50,200	679,708
The Ryland Group Inc	28,600	505,362
The Sherwin-Williams Co †	19,600	1,171,100
The Stanley Works †	24,700	842,270
The Talbots Inc	35,799	85,560
The Timberland Co ‘A’ * †	47,800	552,090
The TJX Cos Inc †	80,700	1,659,999
The Walt Disney Co †	244,800	5,554,512
The Warnaco Group Inc *	62,900	1,234,727
Thor Industries Inc †	44,300	583,874
Ticketmaster Entertainment Inc *	16,880	108,370
Time Warner Inc 1	,544,400	15,536,664
Tractor Supply Co * †	31,193	1,127,315
TRW Automotive Holdings Corp * †	100,900	363,240
UniFirst Corp †	4,600	136,574

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 29

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Urban Outfitters Inc *	16,800	$251,664
Vail Resorts Inc * †	20,500	545,300
Viacom Inc ‘B’ *	88,755	1,691,670
WABCO Holdings Inc	60,700	958,453
Warner Music Group Corp †	31,300	94,526
Williams-Sonoma Inc †	114,400	899,184
WMS Industries Inc * †	38,100	1,024,890
Wolverine World Wide Inc	37,100	780,584
Wyndham Worldwide Corp †	106,700	698,885
Zale Corp *	38,981	129,807

		136,198,470

Consumer Staples - 5.3%

Altria Group Inc	87,800	1,322,268
Bunge Ltd † (Bermuda)	4,600	238,142
Casey’s General Stores Inc	22,200	505,494
Chattem Inc * †	7,600	543,628
CVS Caremark Corp	57,600	1,655,424
Darling International Inc *	15,700	86,193
Del Monte Foods Co	23,500	167,790
Fresh Del Monte Produce Inc * (Cayman)	5,500	123,310
Herbalife Ltd (Cayman)	51,800	1,123,024
NBTY Inc *	51,800	810,670
Nu Skin Enterprises Inc ‘A’ †	16,200	168,966
PepsiCo Inc	94,000	5,148,380
Phillip Morris International Inc	244,400	10,633,844
Ralcorp Holdings Inc * †	6,000	350,400
Revlon Inc ‘A’ *	3,100	20,677
Safeway Inc	407,000	9,674,390
SUPERVALU Inc	27,400	400,040
The Coca-Cola Co	158,400	7,170,768
The Kroger Co	154,400	4,077,704
The Procter & Gamble Co	330,782	20,448,943
Universal Corp	11,900	355,453
Wal-Mart Stores Inc	200,500	11,240,030
Weis Markets Inc †	2,300	77,349
Winn-Dixie Stores Inc * †	4,000	64,400

		76,407,287

Energy - 19.9%

Anadarko Petroleum Corp	332,500	12,817,875
Apache Corp	201,800	15,040,154
Arena Resources Inc *	7,900	221,911
Baker Hughes Inc †	144,800	4,643,736
Basic Energy Services Inc * †	15,000	195,600
Berry Petroleum Co ‘A’	44,700	337,932
Bill Barrett Corp * †	25,600	540,928
BJ Services Co †	68,400	798,228
BPZ Resources Inc * †	2,100	13,440
Carrizo Oil & Gas Inc *	13,800	222,180
Chesapeake Energy Corp †	114,700	1,854,699
Chevron Corp	427,547	31,625,652
Cimarex Energy Co	28,800	771,264
Clayton Williams Energy Inc *	2,100	95,424
Complete Production Services Inc * †	73,200	596,580
ConocoPhillips	432,851	22,421,682
Contango Oil & Gas Co *	1,000	56,300
CVR Energy Inc * †	13,700	54,800
Delta Petroleum Corp * †	21,500	102,340
Denbury Resources Inc *	69,400	757,848
Devon Energy Corp	83,200	5,467,072
Diamond Offshore Drilling Inc †	29,400	1,732,836
Dresser-Rand Group Inc *	50,100	864,225
Dril-Quip Inc *	12,600	258,426
Encore Acquisition Co *	24,100	615,032
ENSCO International Inc †	34,700	985,133
Exterran Holdings Inc * †	22,700	483,510
Exxon Mobil Corp	808,300	64,526,589
Foundation Coal Holdings Inc	63,100	884,662
Frontier Oil Corp †	82,600	1,043,238
Frontline Ltd † (Bermuda)	20,800	615,888
GulfMark Offshore Inc * †	10,400	247,416
Halliburton Co	222,800	4,050,504
Helix Energy Solutions Group Inc * †	32,300	233,852
Helmerich & Payne Inc †	25,700	584,675
Hercules Offshore Inc * †	3,800	18,050
Hess Corp	174,000	9,333,360
Holly Corp	19,000	346,370
Hornbeck Offshore Services Inc *	1,300	21,242
International Coal Group Inc * †	6,200	14,260
ION Geophysical Corp *	3,600	12,348
Key Energy Services Inc *	134,100	591,381
Lufkin Industries Inc	6,600	227,700
Marathon Oil Corp	349,825	9,571,212
Mariner Energy Inc * †	87,800	895,560
Massey Energy Co	48,500	668,815
McMoRan Exploration Co * †	18,000	176,400
Murphy Oil Corp	157,000	6,962,950
Nabors Industries Ltd * † (Bermuda)	64,200	768,474
National Oilwell Varco Inc *	121,200	2,962,128
Noble Corp (Cayman)	303,800	6,710,942
Noble Energy Inc †	135,700	6,679,154
Nordic American Tanker Shipping Ltd (Bermuda)	400	13,500
Occidental Petroleum Corp	350,607	21,032,914
Oceaneering International Inc *	24,100	702,274
Oil States International Inc *	55,824	1,043,350
Overseas Shipholding Group Inc †	26,000	1,094,860
Parker Drilling Co * †	69,100	200,390
Patterson-UTI Energy Inc †	64,100	737,791
Pioneer Drilling Co * †	3,300	18,381
Pioneer Natural Resources Co	21,500	347,870
Plains Exploration & Production Co * †	40,000	929,600
Precision Drilling Trust (Canada)	4,998	41,933
Pride International Inc *	45,200	722,296
Quicksilver Resources Inc *	60,500	336,985
Rosetta Resources Inc *	34,800	246,384
Schlumberger Ltd (Netherlands)	133,800	5,663,754
SEACOR Holdings Inc * †	15,500	1,033,075
Smith International Inc	6,000	137,340
St. Mary Land & Exploration Co	10,000	203,100
Stone Energy Corp *	63,298	697,544
Sunoco Inc	31,800	1,382,028
Superior Energy Services Inc * †	50,800	809,244
Swift Energy Co * †	38,500	647,185
Tesoro Corp †	130,900	1,723,953
TETRA Technologies Inc *	10,800	52,488
Tidewater Inc	20,100	809,427
Transocean Ltd * (Switzerland)	69,100	3,264,975
Unit Corp * †	35,300	943,216
Valero Energy Corp	470,200	10,175,128
W&T Offshore Inc †	65,600	939,392
Walter Industries Inc	14,000	245,140
Weatherford International Ltd * (Bermuda)	217,900	2,357,678
Whiting Petroleum Corp *	6,300	210,798
World Fuel Services Corp	600	22,200
XTO Energy Inc	107,900	3,805,633

		284,313,803

Financials - 8.9%

Affiliated Managers Group Inc *	5,600	234,752
Allied World Assurance Co Holdings Ltd (Bermuda)	24,500	994,700
American Financial Group Inc	54,300	1,242,384
American National Insurance Co	500	36,865
AmeriCredit Corp * †	70,700	540,148
Ameriprise Financial Inc	46,800	1,093,248
AmTrust Financial Services Inc	3,200	37,120

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 29

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Arch Capital Group Ltd * (Bermuda)	9,800	$686,980
Aspen Insurance Holdings Ltd (Bermuda)	44,900	1,088,825
Assured Guaranty Ltd (Bermuda)	22,600	257,640
AXIS Capital Holdings Ltd (Bermuda)	44,300	1,290,016
Bank of America Corp	575,323	8,100,548
Berkshire Hathaway Inc ‘B’ *	1,708	5,489,512
BlackRock Inc †	10,200	1,368,330
Brown & Brown Inc †	59,800	1,249,820
Capital One Financial Corp	23,300	743,037
Cash America International Inc	32,700	894,345
Cathay General Bancorp	17,000	403,750
CB Richard Ellis Group Inc ‘A’ * †	58,600	253,152
Cincinnati Financial Corp	25,500	741,285
CIT Group Inc	160,600	729,124
CNA Financial Corp	54,700	899,268
CNA Surety Corp *	4,600	88,320
Cohen & Steers Inc	800	8,792
Conseco Inc *	34,200	177,156
Delphi Financial Group Inc ‘A’	32,700	602,988
Discover Financial Services	147,950	1,409,963
E*TRADE FINANCIAL Corp *	270,000	310,500
East West Bancorp Inc	53,500	854,395
Employers Holdings Inc	26,600	438,900
Endurance Specialty Holdings Ltd (Bermuda)	19,000	580,070
EZCORP Inc ‘A’ * †	7,900	120,159
FBL Financial Group Inc ‘A’	1,500	23,175
Fidelity National Financial Inc ‘A’	22,000	390,500
First BanCorp	15,700	174,898
First Citizens BancShares Inc ‘A’	200	30,560
First Commonwealth Financial Corp	700	8,666
First Horizon National Corp †	148,249	1,566,997
First Midwest Bancorp Inc	20,100	401,397
FirstMerit Corp	16,700	343,853
Flagstone Reinsurance Holdings Ltd (Bermuda)	2,000	19,540
Forest City Enterprises Inc ‘A’ †	31,300	209,710
Franklin Resources Inc	48,800	3,112,464
GAMCO Investors Inc ‘A’	3,400	92,888
Genworth Financial Inc ‘A’	124,400	352,052
GLG Partners Inc	1,600	3,632
Greenhill & Co Inc	8,700	606,999
Hancock Holding Co	6,600	300,036
Harleysville Group Inc	9,300	322,989
HCC Insurance Holdings Inc	29,500	789,125
Infinity Property & Casualty Corp	1,100	51,403
Interactive Brokers Group Inc ‘A’ *	38,300	685,187
International Bancshares Corp	14,000	305,620
Investment Technology Group Inc *	11,400	259,008
IPC Holdings Ltd (Bermuda)	35,666	1,066,413
Janus Capital Group Inc	64,500	517,935
Jefferies Group Inc	15,500	217,930
Jones Lang LaSalle Inc †	7,900	218,830
JPMorgan Chase & Co	341,292	10,760,937
KBW Inc *	12,300	282,900
Knight Capital Group Inc ‘A’ *	51,500	831,725
Lazard Ltd ‘A’ (Bermuda)	13,300	395,542
Legg Mason Inc	47,200	1,034,152
Lincoln National Corp	52,000	979,680
Loews Corp	168,699	4,765,747
Max Capital Group Ltd (Bermuda)	37,100	656,670
MGIC Investment Corp	64,200	223,416
Montpelier Re Holdings Ltd (Bermuda)	15,400	258,566
National Penn Bancshares Inc †	32,500	471,575
Nationwide Financial Services Inc ‘A’	6,400	334,144
Nelnet Inc ‘A’	11,400	163,362
NewAlliance Bancshares Inc	14,900	196,233
Northwest Bancorp Inc	800	17,104
NYSE Euronext	91,300	2,499,794
Odyssey Re Holdings Corp	24,100	1,248,621
Old National Bancorp †	29,600	537,536
Old Republic International Corp	38,700	461,304
OneBeacon Insurance Group Ltd (Bermuda)	11,400	119,016
Pacific Capital Bancorp †	55,269	932,941
PacWest Bancorp	23,800	640,220
Park National Corp	1,800	129,150
PartnerRe Ltd (Bermuda)	14,400	1,026,288
PHH Corp *	23,900	304,247
PICO Holdings Inc *	400	10,632
Piper Jaffray Cos *	17,300	687,848
Platinum Underwriters Holdings Ltd (Bermuda)	34,200	1,233,936
Popular Inc †	145,700	751,812
ProAssurance Corp * †	13,900	733,642
Protective Life Corp †	72,000	1,033,200
Provident Financial Services Inc	20,200	309,060
Prudential Financial Inc	126,000	3,812,760
Regions Financial Corp †	161,300	1,283,948
RLI Corp †	10,600	648,296
SEI Investments Co	28,400	446,164
Selective Insurance Group Inc	23,900	548,027
StanCorp Financial Group Inc	25,300	1,056,781
State Auto Financial Corp	2,300	69,138
Sterling Financial Corp	12,700	111,760
Stifel Financial Corp * †	12,700	582,295
Susquehanna Bancshares Inc †	35,100	558,441
T. Rowe Price Group Inc	83,300	2,952,152
TD Ameritrade Holding Corp *	176,000	2,508,000
The Allstate Corp	43,300	1,418,508
The Chubb Corp	112,000	5,712,000
The Colonial BancGroup Inc †	118,600	245,502
The First American Corp	5,600	161,784
The Goldman Sachs Group Inc	56,100	4,734,279
The Hanover Insurance Group Inc	19,700	846,509
The Hartford Financial Services Group Inc	30,600	502,452
The Navigators Group Inc *	4,700	258,077
The Phoenix Cos Inc	32,700	106,929
The Student Loan Corp	2,600	106,600
The Travelers Cos Inc	84,087	3,800,732
Transatlantic Holdings Inc	6,300	252,378
Tree.com Inc *	2,813	7,314
Trustmark Corp	14,300	308,737
U.S. Bancorp	177,800	4,446,778
UCBH Holdings Inc	55,700	383,216
Umpqua Holdings Corp	19,200	277,824
United Community Banks Inc	11,231	152,514
United Fire & Casualty Co	4,600	142,922
Unitrin Inc	30,690	489,199
Validus Holdings Ltd (Bermuda)	1,900	49,704
W.R. Berkley Corp	52,432	1,625,392
Waddell & Reed Financial Inc ‘A’	4,700	72,662
Webster Financial Corp †	53,700	739,986
Wells Fargo & Co	192,600	5,677,848
Whitney Holding Corp	9,800	156,702
Wintrust Financial Corp	2,400	49,368
XL Capital Ltd ‘A’ (Cayman)	52,300	193,510
Zenith National Insurance Corp	11,500	363,055
Zions Bancorp	17,100	419,121

		127,348,263

Health Care - 9.0%

Abbott Laboratories	59,700	3,186,189
Aetna Inc	457,900	13,050,150
Allscripts-Misys Healthcare Solutions Inc †	11,500	114,080
American Medical Systems Holdings Inc *	3,300	29,667
AMERIGROUP Corp *	47,900	1,414,008
Amgen Inc *	143,900	8,310,225
Analogic Corp †	6,700	182,776
Brookdale Senior Living Inc †	38,375	214,132
Cardinal Health Inc	12,500	430,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 29

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Catalyst Health Solutions Inc *	12,200	$297,070
Celera Corp *	600	6,678
Centene Corp *	50,685	999,001
Chemed Corp †	21,600	859,032
CIGNA Corp	80,400	1,354,740
Community Health Systems Inc *	12,900	188,082
Coventry Health Care Inc *	45,300	674,064
Cubist Pharmaceuticals Inc * †	23,500	567,760
Eli Lilly & Co	169,800	6,837,846
Emergency Medical Services Corp ‘A’ * †	5,200	190,372
Endo Pharmaceuticals Holdings Inc * †	40,684	1,052,902
Facet Biotech Corp *	16,480	158,043
Forest Laboratories Inc *	70,010	1,783,155
Genentech Inc *	56,300	4,667,833
Health Net Inc *	76,000	827,640
Healthspring Inc * †	22,500	449,325
Hill-Rom Holdings Inc †	22,700	373,642
IMS Health Inc	11,600	175,856
Inverness Medical Innovations Inc *	10,800	204,228
Johnson & Johnson	368,000	22,017,440
Kindred Healthcare Inc * †	30,700	399,714
King Pharmaceuticals Inc * †	147,300	1,564,326
KV Pharmaceutical Co ‘A’ * †	2,900	8,352
LifePoint Hospitals Inc * †	41,409	945,782
Lincare Holdings Inc * †	28,670	772,083
Magellan Health Services Inc *	7,000	274,120
Martek Biosciences Corp †	16,600	503,146
Medicis Pharmaceutical Corp ‘A’ †	70,852	984,843
Medtronic Inc	31,300	983,446
Merck & Co Inc	299,600	9,107,840
Molina Healthcare Inc * †	5,000	88,050
Omnicare Inc	24,700	685,672
Owens & Minor Inc	5,000	188,250
PDL BioPharma Inc †	82,400	509,232
Pediatrix Medical Group Inc *	13,600	431,120
Pfizer Inc	1,148,660	20,342,769
PharMerica Corp * †	1,000	15,670
Sepracor Inc *	43,700	479,826
Sirona Dental Systems Inc * †	14,300	150,150
STERIS Corp †	10,000	238,900
Thermo Fisher Scientific Inc *	19,200	654,144
Universal American Corp *	15,100	133,182
Universal Health Services Inc ‘B’	20,900	785,213
Varian Inc *	8,100	271,431
VCA Antech Inc *	1,100	21,868
Warner Chilcott Ltd ‘A’ * (Bermuda)	2,400	34,800
Watson Pharmaceuticals Inc *	29,000	770,530
WellCare Health Plans Inc *	23,400	300,924
WellPoint Inc *	302,400	12,740,112
Wyeth	33,315	1,249,646
Zimmer Holdings Inc *	51,600	2,085,672

		128,337,624

Industrials - 14.0%

3M Co	75,400	4,338,516
A.O. Smith Corp	20,900	616,968
Actuant Corp ‘A’	22,400	426,048
Acuity Brands Inc †	37,770	1,318,551
Administaff Inc	15,900	344,712
Aecom Technology Corp *	1,200	36,876
AGCO Corp * †	5,300	125,027
Alaska Air Group Inc * †	16,400	479,700
Alexander & Baldwin Inc †	12,600	315,756
AMERCO Inc *	1,600	55,248
American Reprographics Co * †	4,200	28,980
Ameron International Corp †	700	44,044
Applied Industrial Technologies Inc †	26,900	508,948
Arkansas Best Corp †	34,600	1,041,806
Armstrong World Industries Inc †	23,200	501,584
Avis Budget Group Inc *	53,600	37,520
Baldor Electric Co †	59,300	1,058,505
Barnes Group Inc †	15,000	217,500
BE Aerospace Inc *	80,800	621,352
Belden Inc †	53,564	1,118,416
Brady Corp ‘A’ †	12,200	292,190
Briggs & Stratton Corp †	27,100	476,689
Bucyrus International Inc	41,600	770,432
Carlisle Cos Inc	4,700	97,290
Caterpillar Inc	213,100	9,519,177
Ceradyne Inc *	37,000	751,470
Chart Industries Inc *	9,700	103,111
Chicago Bridge & Iron Co NV ‘NY’ (Netherlands)	69,100	694,455
CIRCOR International Inc †	15,200	418,000
Clean Harbors Inc * †	5,900	374,296
Continental Airlines Inc ‘B’ * †	60,300	1,089,018
Cooper Industries Ltd ‘A’ (Bermuda)	22,200	648,906
Copart Inc *	18,300	497,577
CoStar Group Inc * †	12,700	418,338
Crane Co	34,700	598,228
CSX Corp	37,100	1,204,637
Cubic Corp	8,400	228,480
Cummins Inc	210,431	5,624,821
Deere & Co †	42,100	1,613,272
Deluxe Corp †	68,850	1,029,996
Dover Corp	51,000	1,678,920
DynCorp International Inc ‘A’ * †	1,400	21,238
Eaton Corp	2,200	109,362
EMCOR Group Inc * †	69,200	1,552,156
Emerson Electric Co †	140,400	5,140,044
EnergySolutions Inc	2,700	15,255
EnPro Industries Inc * †	22,330	480,988
Equifax Inc	37,200	986,544
Esterline Technologies Corp * †	32,600	1,235,214
Excel Maritime Carriers Ltd (Liberia)	6,800	47,872
First Advantage Corp ‘A’ *	4,300	60,845
Flowserve Corp	4,400	226,600
Fluor Corp †	84,400	3,787,028
Gardner Denver Inc *	49,200	1,148,328
GATX Corp †	12,400	384,028
Genco Shipping & Trading Ltd †	34,400	509,120
General Dynamics Corp	86,100	4,958,499
General Electric Co	1,248,716	20,229,199
Goodrich Corp	31,700	1,173,534
Graco Inc †	28,600	678,678
GrafTech International Ltd * †	149,900	1,247,168
Granite Construction Inc †	26,200	1,150,966
Harsco Corp	38,500	1,065,680
Heartland Express Inc †	18,000	283,680
Herman Miller Inc †	42,200	549,866
Hertz Global Holdings Inc * †	136,500	692,055
HNI Corp †	46,806	741,407
Honeywell International Inc	163,900	5,380,837
Hub Group Inc ‘A’ * †	17,000	451,010
Hubbell Inc ‘B’ †	22,100	722,228
IDEX Corp	40,000	966,000
Illinois Tool Works Inc	119,900	4,202,495
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	239,600	4,157,060
Interface Inc ‘A’ †	39,200	181,888
Joy Global Inc	33,500	766,815
KBR Inc	18,800	285,760
Kennametal Inc	64,500	1,431,255
Kirby Corp *	7,500	205,200
Korn/Ferry International * †	59,400	678,348
L-3 Communications Holdings Inc	52,000	3,836,560
Lennox International Inc	33,990	1,097,537
Lincoln Electric Holdings Inc †	22,000	1,120,460
Lockheed Martin Corp	18,100	1,521,848

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 29

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
M&F Worldwide Corp * †	1,000	$15,450
Manpower Inc	33,700	1,145,463
MasTec Inc *	41,898	485,179
McDermott International Inc * (Panama)	14,500	143,260
Monster Worldwide Inc *	108,000	1,305,720
MPS Group Inc * †	121,900	917,907
MSC Industrial Direct Co Inc ‘A’ †	26,400	972,312
Mueller Industries Inc †	33,600	842,688
Mueller Water Products Inc ‘A’ †	57,600	483,840
Navigant Consulting Inc *	7,600	120,612
Navistar International Corp * †	22,700	485,326
Nordson Corp †	23,100	745,899
Norfolk Southern Corp †	107,400	5,053,170
Northrop Grumman Corp	246,500	11,102,360
Old Dominion Freight Line Inc * †	1,200	34,152
Orbital Sciences Corp * †	19,100	373,023
Oshkosh Corp	78,600	698,754
Owens Corning Inc * †	42,800	740,440
Pacer International Inc †	9,700	101,171
Parker-Hannifin Corp	200,600	8,533,524
Perini Corp *	50,900	1,190,042
Pitney Bowes Inc	48,700	1,240,876
Precision Castparts Corp	46,600	2,771,768
Raytheon Co	110,400	5,634,816
Regal-Beloit Corp	5,000	189,950
Resources Connection Inc *	38,200	625,716
Robbins & Myers Inc †	34,600	559,482
Robert Half International Inc †	69,600	1,449,072
Rockwell Automation Inc	34,800	1,121,952
Roper Industries Inc †	9,500	412,395
RR Donnelley & Sons Co	71,900	976,402
RSC Holdings Inc * †	10,500	89,460
Ryder System Inc †	2,400	93,072
Sauer-Danfoss Inc †	1,800	15,750
Simpson Manufacturing Co Inc †	5,200	144,352
SkyWest Inc †	40,500	753,300
Spirit AeroSystems Holdings Inc ‘A’ *	28,500	289,845
Steelcase Inc ‘A’ †	117,500	660,350
SYKES Enterprises Inc *	9,800	187,376
TBS International Ltd ‘A’ * (Bermuda)	1,700	17,051
Terex Corp * †	25,500	441,660
Textainer Group Holdings Ltd (Bermuda)	5,100	54,060
The Boeing Co	150,400	6,417,568
The Brink’s Co	19,600	526,848
The Corporate Executive Board Co	18,500	408,110
The Manitowoc Co Inc	104,800	907,568
The Shaw Group Inc *	29,100	595,677
The Timken Co	74,600	1,464,398
The Toro Co †	36,200	1,194,600
Thomas & Betts Corp * †	34,800	835,896
Titan International Inc †	41,300	340,725
Trinity Industries Inc †	58,400	920,384
Triumph Group Inc †	18,100	768,526
TrueBlue Inc *	21,470	205,468
Tyco International Ltd (Bermuda)	22,950	495,720
UAL Corp †	85,500	942,210
United Rentals Inc * †	100,599	917,463
United Stationers Inc * †	8,600	288,014
United Technologies Corp	106,600	5,713,760
US Airways Group Inc * †	78,387	605,931
UTi Worldwide Inc (United Kingdom)	16,900	242,346
Viad Corp	5,100	126,174
Waste Management Inc †	54,800	1,816,072
Watsco Inc †	12,600	483,840
Watson Wyatt Worldwide Inc ‘A’	20,600	985,092
Watts Water Technologies Inc ‘A’ †	28,300	706,651
Werner Enterprises Inc †	53,800	932,892
WESCO International Inc *	56,000	1,076,880
Westinghouse Air Brake Technologies Corp	1,700	67,575
Woodward Governor Co †	38,700	890,874
YRC Worldwide Inc * †	28,900	82,943

		201,025,217

Information Technology - 22.7%

3Com Corp * †	224,200	511,176
Acxiom Corp	85,800	695,838
Adobe Systems Inc *	25,000	532,250
ADTRAN Inc †	53,900	802,032
Advanced Micro Devices Inc * †	21,300	46,008
Advent Software Inc * †	3,300	65,901
Affiliated Computer Services Inc ‘A’ *	5,100	234,345
Agilent Technologies Inc *	115,500	1,805,265
Akamai Technologies Inc * †	65,600	989,904
Altera Corp †	101,400	1,694,394
Amdocs Ltd * (United Kingdom)	70,100	1,282,129
Amkor Technology Inc * †	197,600	430,768
Amphenol Corp ‘A’	34,200	820,116
Analog Devices Inc	80,000	1,521,600
Anixter International Inc * †	25,400	765,048
ANSYS Inc *	24,300	677,727
Apple Inc *	96,000	8,193,600
Applied Materials Inc	865,600	8,768,528
Arrow Electronics Inc *	59,800	1,126,632
Atheros Communications Inc * †	47,700	682,587
Atmel Corp *	165,500	518,015
Autodesk Inc * †	66,900	1,314,585
Avid Technology Inc * †	15,400	168,014
Avnet Inc *	65,600	1,194,576
Avocent Corp * †	56,100	1,004,751
AVX Corp	27,600	219,144
Benchmark Electronics Inc *	81,903	1,045,901
Blackbaud Inc †	600	8,100
BMC Software Inc *	17,900	481,689
Broadcom Corp ‘A’ *	108,000	1,832,760
Broadridge Financial Solutions Inc †	67,800	850,212
Brocade Communications Systems Inc *	307,200	860,160
CA Inc	177,700	3,292,781
Cabot Microelectronics Corp *	13,000	338,910
Cadence Design Systems Inc * †	207,400	759,084
Check Point Software Technologies Ltd * (Israel)	29,300	556,407
Ciena Corp * †	91,100	610,370
Cisco Systems Inc * 1	,360,600	22,177,780
Citrix Systems Inc *	46,388	1,093,365
Cogent Inc *	34,600	469,522
Cognex Corp †	11,200	165,760
Coherent Inc *	14,992	321,728
CommScope Inc * †	66,800	1,038,072
Computer Sciences Corp *	44,200	1,553,188
Compuware Corp *	177,700	1,199,475
Comtech Telecommunications Corp *	6,500	297,830
Concur Technologies Inc * †	11,500	377,430
Convergys Corp *	151,800	973,038
Corning Inc	207,200	1,974,616
CSG Systems International Inc * †	24,800	433,256
Cymer Inc * †	23,690	519,048
Dell Inc *	79,000	808,960
Digital River Inc *	42,400	1,051,520
Dolby Laboratories Inc ‘A’ * †	23,000	753,480
DST Systems Inc * †	17,900	679,842
EarthLink Inc * †	93,600	632,736
eBay Inc *	160,200	2,236,392
EchoStar Corp ‘A’ * †	31,120	462,754
Electronics for Imaging Inc * †	21,900	209,364
EMC Corp * †	304,500	3,188,115
Emulex Corp *	125,800	878,084
Entegris Inc *	31,300	68,547
Euronet Worldwide Inc *	1,100	12,771

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 29

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
F5 Networks Inc * †	65,900	$1,506,474
FactSet Research Systems Inc †	18,500	818,440
Fair Isaac Corp †	64,050	1,079,883
Fairchild Semiconductor International Inc *	163,500	799,515
FEI Co *	7,300	137,678
Fidelity National Information Services Inc †	24,200	393,734
Gartner Inc * †	37,000	659,710
Google Inc ‘A’ *	12,200	3,753,330
Harris Corp †	32,800	1,248,040
Heartland Payment Systems Inc	6,600	115,500
Hewitt Associates Inc ‘A’ *	28,300	803,154
Hewlett-Packard Co	652,300	23,671,967
IAC/InterActiveCorp *	1,400	22,022
Informatica Corp * †	33,500	459,955
Ingram Micro Inc ‘A’ *	90,600	1,213,134
Integrated Device Technology Inc *	186,196	1,044,560
Intel Corp	1,587,700	23,275,682
InterDigital Inc * †	36,900	1,014,750
Intermec Inc * †	18,400	244,352
International Business Machines Corp	288,600	24,288,576
International Rectifier Corp *	29,700	400,950
Intersil Corp ‘A’	95,100	873,969
Itron Inc * †	9,100	580,034
j2 Global Communications Inc * †	56,440	1,131,058
Jabil Circuit Inc	122,600	827,550
Jack Henry & Associates Inc	23,200	450,312
JDS Uniphase Corp * †	289,100	1,055,215
KLA-Tencor Corp †	55,700	1,213,703
L-1 Identity Solutions Inc * †	10,000	67,400
Lawson Software Inc * †	48,000	227,520
Lexmark International Inc ‘A’ * †	47,600	1,280,440
Littelfuse Inc * †	500	8,300
LSI Corp * †	298,800	983,052
Marvell Technology Group Ltd * (Bermuda)	159,000	1,060,530
MEMC Electronic Materials Inc * †	69,700	995,316
Mentor Graphics Corp * †	36,500	188,705
MICROS Systems Inc * †	32,500	530,400
Microsemi Corp * †	17,700	223,728
Microsoft Corp	1,650,700	32,089,608
MicroStrategy Inc ‘A’ * †	2,300	85,399
MKS Instruments Inc * †	59,590	881,336
Molex Inc	71,400	1,034,586
MTS Systems Corp	1,200	31,968
National Instruments Corp †	28,400	691,824
National Semiconductor Corp †	69,400	698,858
NCR Corp *	74,100	1,047,774
Net 1 U.E.P.S. Technologies Inc *	35,000	479,500
NetApp Inc *	45,200	631,444
NeuStar Inc ‘A’ *	37,800	723,114
Nortel Networks Corp * (Canada)	272	71
Novellus Systems Inc * †	78,200	964,988
Nuance Communications Inc * †	77,300	800,828
NVIDIA Corp * †	135,600	1,094,292
ON Semiconductor Corp * †	71,500	243,100
Open Text Corp * † (Canada)	22,100	665,873
Oracle Corp *	780,610	13,840,215
Parametric Technology Corp *	86,200	1,090,430
Perot Systems Corp ‘A’ * †	67,200	918,624
Plantronics Inc †	68,300	901,560
Plexus Corp *	19,000	322,050
PMC-Sierra Inc * †	163,700	795,582
Polycom Inc * †	49,100	663,341
Power Integrations Inc †	4,200	83,496
Progress Software Corp * †	17,700	340,902
QLogic Corp * †	112,500	1,512,000
QUALCOMM Inc	179,500	6,431,485
Quest Software Inc *	64,500	812,055
RealNetworks Inc * †	8,500	30,005
RF Micro Devices Inc * †	77,700	60,606
Rofin-Sinar Technologies Inc * †	11,900	244,902
SanDisk Corp * †	89,600	860,160
Sapient Corp * †	85,300	378,732
ScanSource Inc *	2,700	52,029
Seagate Technology LLC (Cayman)	419,900	1,860,157
Seagate Technology LLC — Escrow Shares * + җ (Cayman)	232,700	23,270
Semtech Corp *	79,800	899,346
Silicon Laboratories Inc *	42,900	1,063,062
Skyworks Solutions Inc * †	80,300	444,862
Sohu.com Inc * †	15,900	752,706
Solera Holdings Inc *	12,000	289,200
Sonus Networks Inc * †	4,400	6,952
Starent Networks Corp * †	6,600	78,738
Sun Microsystems Inc * †	232,500	888,150
Sybase Inc * †	49,200	1,218,684
Symantec Corp *	991,700	13,407,784
Synaptics Inc * †	43,475	719,946
SYNNEX Corp * †	14,300	162,019
Synopsys Inc *	60,500	1,120,460
Syntel Inc †	3,400	78,608
Take-Two Interactive Software Inc	64,700	489,132
Tech Data Corp *	18,700	333,608
Technitrol Inc	5,700	19,836
Tekelec * †	49,200	656,328
TeleTech Holdings Inc * †	45,700	381,595
Tellabs Inc *	314,800	1,296,976
Teradata Corp *	52,100	772,643
Teradyne Inc *	233,300	984,526
Tessera Technologies Inc * †	18,000	213,840
Texas Instruments Inc	848,000	13,160,960
The Western Union Co	158,000	2,265,720
THQ Inc *	15,800	66,202
TIBCO Software Inc * †	214,900	1,115,331
Total System Services Inc	59,500	833,000
Trimble Navigation Ltd *	52,900	1,143,169
Tyco Electronics Ltd (Bermuda)	77,000	1,248,170
Unisys Corp * †	108,100	91,885
ValueClick Inc * †	92,700	634,068
Varian Semiconductor Equipment Associates Inc * †	32,600	590,712
Verigy Ltd * (Singapore)	38,100	366,522
VeriSign Inc * †	50,600	965,448
ViaSat Inc * †	3,700	89,096
Vishay Intertechnology Inc *	185,300	633,726
VistaPrint Ltd * (Bermuda)	12,300	228,903
WebMD Health Corp ‘A’ * †	300	7,077
Western Digital Corp * †	75,100	859,895
Wind River Systems Inc *	74,900	676,347
Xerox Corp	1,128,900	8,997,333
Xilinx Inc †	68,600	1,222,452
Zebra Technologies Corp ‘A’ * †	48,900	990,714

		324,778,513

Materials - 5.4%

Air Products & Chemicals Inc †	8,700	437,349
AK Steel Holding Corp †	109,000	1,015,880
Alcoa Inc	703,400	7,920,284
Allegheny Technologies Inc †	33,700	860,361
Ashland Inc †	88,040	925,303
Cabot Corp	7,900	120,870
Carpenter Technology Corp	55,700	1,144,078
Celanese Corp ‘A’ †	51,700	642,631
Century Aluminum Co * †	62,300	623,000
CF Industries Holdings Inc	18,400	904,544
Chemtura Corp	159,000	222,600
Commercial Metals Co †	75,600	897,372
Compass Minerals International Inc	4,800	281,568
Cytec Industries Inc	24,400	517,768

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 29

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

	Shares	Value
Domtar Corp *	363,200	$606,544
E.I. du Pont de Nemours & Co	27,500	695,750
Eastman Chemical Co †	22,600	716,646
Ferro Corp †	28,300	199,515
Freeport-McMoRan Copper & Gold Inc †	288,200	7,043,608
H.B. Fuller Co †	45,500	733,005
International Paper Co †	146,600	1,729,880
Kaiser Aluminum Corp	9,000	202,680
Koppers Holdings Inc †	9,400	203,228
Louisiana-Pacific Corp †	29,200	45,552
MeadWestvaco Corp	30,300	339,057
Minerals Technologies Inc	15,400	629,860
Monsanto Co	61,200	4,305,420
Nalco Holding Co	50,400	581,616
NewMarket Corp †	10,000	349,100
NOVA Chemicals Corp † (Canada)	54,500	259,965
Nucor Corp	235,000	10,857,000
Olin Corp †	27,800	502,624
Olympic Steel Inc †	2,500	50,925
OM Group Inc * †	1,200	25,332
Owens-Illinois Inc *	52,900	1,445,757
Packaging Corp of America	25,300	340,538
Reliance Steel & Aluminum Co †	42,100	839,474
Rock-Tenn Co ‘A’ †	17,500	598,150
Rockwood Holdings Inc * †	23,500	253,800
RPM International Inc	54,700	726,963
RTI International Metals Inc * †	1,800	25,758
Schnitzer Steel Industries Inc ‘A’ †	33,300	1,253,745
Sealed Air Corp †	63,900	954,666
Smurfit-Stone Container Corp * †	121,200	30,906
Sonoco Products Co	42,300	979,668
Southern Copper Corp †	658,900	10,581,934
Temple-Inland Inc †	161,700	776,160
Terra Industries Inc	53,900	898,513
The Dow Chemical Co †	65,400	986,886
The Mosaic Co †	194,740	6,738,004
The Scotts Miracle-Gro Co ‘A’ †	15,500	460,660
The Valspar Corp †	41,000	741,690
United States Steel Corp	38,900	1,447,080
Valhi Inc †	2,900	31,030
W.R. Grace & Co *	6,400	38,208
Westlake Chemical Corp †	19,700	320,913
Worthington Industries Inc †	46,300	510,226

		77,571,644

Telecommunication Services - 3.3%

AT&T Inc	845,887	24,107,779
Centennial Communications Corp * †	35,300	284,518
Cincinnati Bell Inc * †	106,000	204,580
Embarq Corp †	49,500	1,780,020
Global Crossing Ltd * † (Bermuda)	7,600	60,344
NII Holdings Inc *	43,800	796,284
NTELOS Holdings Corp	24,096	594,207
Premiere Global Services Inc *	30,600	263,466
Qwest Communications International Inc †	368,900	1,342,796
Sprint Nextel Corp * †	935,913	1,712,721
Syniverse Holdings Inc * †	48,200	575,508
Telephone & Data Systems Inc	41,600	1,320,800
tw telecom Inc * †	105,100	890,197
US Cellular Corp * †	16,500	713,460
Verizon Communications Inc	326,800	11,078,520
Windstream Corp	120,100	1,104,920

		46,830,120

Utilities - 0.6%

Avista Corp †	36,208	701,711
CH Energy Group Inc	2,700	138,753
Duke Energy Corp	260,200	3,905,602
Integrys Energy Group Inc	7,900	339,542
Mirant Corp * †	40,300	760,461
Reliant Energy Inc * †	102,000	589,560
South Jersey Industries Inc †	300	11,955
Southwest Gas Corp	9,500	239,590
The Laclede Group Inc †	10,700	501,188
UniSource Energy Corp †	17,000	499,120
WGL Holdings Inc †	10,600	346,514

		8,033,996

Total Common Stocks (Cost $2,005,715,656)		1,410,844,937

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.0%

Time Deposit - 2.0%

State Street Bank & Trust Co 0.050% due 01/02/09	$29,016,000	29,016,000

Total Short-Term Investment (Cost $29,016,000)		29,016,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.6% (Cost $2,034,731,656)		1,439,860,937

	Shares

SECURITIES LENDING COLLATERAL - 11.9%

The Mellon GSL DBT II Collateral Fund 1.670% + Δ	175,361,727	169,925,514

The Mellon GSL Reinvestment Trust II 0.000% + ¤	2,437,663	63,379

Total Securities Lending Collateral (Cost $177,799,390)		169,988,893

TOTAL INVESTMENTS - 112.5% (Cost $2,212,531,046)		1,609,849,830

OTHER ASSETS & LIABILITIES, NET — (12.5%)		(178,709,294)

NET ASSETS - 100.0%		$1,431,140,536

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 29

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2008

Notes to Schedule of Investments
(a)	As of December 31, 2008, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	22.7%
Energy	19.9%
Industrials	14.0%
Short-Term Investment & Securities Lending Collateral	13.9%
Consumer Discretionary	9.5%
Health Care	9.0%
Financials	8.9%
Materials	5.4%
Consumer Staples	5.3%
Telecommunication Services	3.3%
Utilities	0.6%

112.5%
Other Assets & Liabilities, Net	(12.5%)

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $170,012,163 or 11.9% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Securities with a total aggregate market value of $63,379 or less than 0.1% of the net assets were in default as of December 31, 2008.

(e)	Less than 0.1% of the portfolio’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

Explanation of Symbols:

*	Non-income producing securities.

†	Securities (or a portion of securities) on loan as of December 31, 2008.

+	Securities were fair valued under the procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign securities, if applicable.

Δ	Rate shown reflects 7-day yield as of December 31, 2008.

‡	Securities were fully or partially segregated with the broker(s)/custodian as collateral for futures contracts as of December 31, 2008.

¤	Securities were in default as of December 31, 2008.

җ	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager pursuant to Fund’s policy and procedures. See Note 2V in Notes to Financial Statements.

Other Abbreviations:

REIT	Real Estate Investment Trust
XNMX	NASDAQ Exchange

Note:
The descriptions and industry and geographic classifications of the companies shown in the schedule of investments were obtained from published reports and other sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on 29

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a) The Chief Executive Officer, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) An enhancement has been made which changes Registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting, relating to an improvement in the valuation practices for certain swap agreements to appropriately determine the fair value of such swap agreements.
Item 12. Exhibits.
(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund
Date: March 11, 2009	By:	/s/ Mary Ann Brown
Mary Ann Brown
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 11, 2009	By:	/s/ James T. Morris
James T. Morris
Chief Executive Officer

Date: March 11, 2009	By:	/s/ Mary Ann Brown
Mary Ann Brown
President

Date: March 11, 2009	By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)